UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22167

Allianz Funds Multi-Strategy Trust

(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York	10019
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna

1633 Broadway,

New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: September 30, 2015

(Registrant changed its fiscal year end from November 30)

Date of reporting period: September 30, 2015

Item 1. Report to Shareholders

Allianz Multi-Strategy Funds

SHARE CLASSES A, B, C, D, R, P, INSTITUTIONAL, R6, ADMINISTRATIVE

Annual Report

September 30, 2015

Effective September 30, 2015, the Trust’s fiscal year end changed from November 30th to September 30th.

AllianzGI Retirement 2015 Fund

AllianzGI Retirement 2020 Fund

AllianzGI Retirement 2025 Fund

AllianzGI Retirement 2030 Fund

AllianzGI Retirement 2035 Fund

AllianzGI Retirement 2040 Fund

AllianzGI Retirement 2045 Fund

AllianzGI Retirement 2050 Fund

AllianzGI Retirement 2055 Fund

AllianzGI Retirement Income Fund

AllianzGI Global Allocation Fund

AllianzGI Global Dynamic Allocation Fund (formerly AllianzGI Global Growth Allocation Fund)

AllianzGI Global Megatrends Fund

AllianzGI Behavioral Advantage Large Cap Fund

AllianzGI Best Styles Emerging Markets Equity Fund

AllianzGI Best Styles Global Equity Fund

AllianzGI Best Styles International Equity Fund

AllianzGI Best Styles U.S. Equity Fund

AllianzGI China Equity Fund

AllianzGI Convertible Fund

AllianzGI Emerging Markets Consumer Fund

AllianzGI Emerging Markets Debt Fund

AllianzGI Emerging Markets Small-Cap Fund

AllianzGI Europe Equity Dividend Fund

AllianzGI Global Fundamental Strategy Fund

AllianzGI Global Managed Volatility Fund

AllianzGI Global Sustainability Fund

AllianzGI Global Water Fund

AllianzGI High Yield Bond Fund

AllianzGI International Growth Fund

AllianzGI International Small-Cap Fund

AllianzGI Micro Cap Fund

AllianzGI Multi-Asset Real Return Fund

AllianzGI NFJ Emerging Markets Value Fund

AllianzGI NFJ Global Dividend Value Fund

AllianzGI NFJ International Small-Cap Value Fund

AllianzGI NFJ International Value II Fund

AllianzGI Short Duration High Income Fund

AllianzGI Structured Return Fund

AllianzGI U.S. Equity Hedged Fund

AllianzGI U.S. Small-Cap Growth Fund

AllianzGI Ultra Micro Cap Fund

This material is authorized for use only when preceded or accompanied by the current Allianz Multi-Strategy Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectuses and summary prospectuses. Please read the prospectus carefully before you invest or send money.

Receive this report electronically and eliminate paper mailings.

To enroll, go to http://us.allianzgi.com/edelivery.

2–3	Letter from the President
4–123	Fund Summaries
124–125	Important Information
126–129	Benchmark Descriptions
130–184	Schedules of Investments
186–201	Statements of Assets and Liabilities
202–224	Statements of Operations
226–243	Statements of Changes in Net Assets
244–307	Financial Highlights
308–424	Notes to Financial Statements
425	Report of Independent Registered Public Accounting Firm
426	Shareholder Meeting Results/Changes to Board of Trustees
427–428	Matters Relating to the Trustees’ Consideration of the Investment Management and Sub-Advisory Agreements
429–430	Tax Information
431–432	Privacy Policy
433–434	Board of Trustees and Officers

A Word About Risk: A fund may be subject to various risks as described in its prospectus. Some of those risks may include, but are not limited to, the following: derivatives risk, smaller company risk, non-US investment risk, focused investment risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, counterparty risk, management risk and the risk that a fund is unable to close out a position when it is most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. AllianzGI target-date funds seek to manage risk and return by blending two separately-managed portfolios: a return-generating portfolio for growth potential, and a defensive portfolio for principal protection. The balance grows increasingly defensive over time until the target date is reached, after which the Fund’s assets roll into a retirement income strategy. The principal values of the Funds are not guaranteed at any time, including the target date. Please refer to the Fund’s applicable current prospectus for complete details.

Letter from the President

Julian Sluyters

President & CEO

Dear Shareholder,

The US economy expanded at an uneven pace during the 12-month period ended September 30, 2015. A sell-off late in the period caused stocks to generate a negative return, whereas higher quality bonds posted a positive return.

12 Months in Review

For the 12-month period ended September 30, 2015, US stocks, as measured by the Standard & Poor’s 500 Index, declined 0.61%. Two measures of stock performance in developed international and global markets, the MSCI EAFE (Europe, Australasia and Far East) Index and the MSCI World Index, returned -8.66% and -5.09%, respectively, in dollar-denominated terms. Elsewhere, the MSCI Emerging Markets Index fell 19.28%. With respect to bonds, the Barclays US Credit Index gained 1.50%, whereas the Barclays Global High Yield Index declined 4.34%. The Barclays US Government Bond Index returned 3.68%, while the broader bond market index, as measured by the Barclays US Aggregate Bond Index, gained 2.94%. The Barclays Global Aggregate Index declined 3.26%.

Turning to the US economy, gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, expanded at an annual pace of 2.1% during the fourth quarter of 2014. The US economy then moderated during the first quarter of 2015, as the US Commerce Department reported that GDP grew at an annual pace of 0.6%. However, US economic activity then improved, as it grew at an annual pace of 3.9% for the second quarter of 2015. Finally, the Commerce Department’s initial estimate showed that third quarter 2015 GDP — released after the reporting period had ended — grew at an annual pace of 1.5%.

The Federal Reserve (the “Fed”) maintained an accommodative monetary policy during the 12 month reporting period. At its June 2015 meeting, the Fed said that it “currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.” At its meeting in July 2015, the Fed provided some clues that it remains on target to institute its first rate hike by the end of 2015. In particular, the Fed cited “solid job gains” and noted that “underutilization of labor resources has diminished since early this year.” However, in September 2015, the Fed kept rates on hold between 0% and 0.25%.

2	September 30, 2015 |	Annual Report

Outlook

Macroeconomic data remain consistent with a moderate pace of growth in the second half of 2015. In terms of the Fed raising interest rates, the weak September 2015 unemployment report may cause the Fed to delay its plans to increase the federal funds rate prior to the end of 2015. In addition, inflation may not reach the Fed’s 2% target in the near future. Regardless of when the Fed pulls the trigger, we believe the path of future rate hikes is far more important than the date of lift-off.

In conclusion, we should expect that the normalization of monetary policy after such a prolonged and extraordinary accommodation is not going to be easy, and will involve many moving parts. For investors with longer-term time horizons, we believe it’s important to remain well-diversified while maintaining exposure to risk assets.

On behalf of Allianz Global Investors Fund Management and our Sub-Advisers, thank you for investing with us. We encourage you to consult with your financial advisor and to visit our website, us.allianzgi.com, for additional information. We remain dedicated to serving your investment needs.

Sincerely,

Julian Sluyters

President & Chief Executive Officer

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Receive this report electronically and eliminate paper mailings.

To enroll, go to http://us.allianzgi.com/edelivery.

Annual Report	| September 30, 2015	3

Unaudited

AllianzGI Target-Date Funds*

For the period of October 1, 2014 through September 30, 2015, as provided by the Multi-Asset US Group.

Fund Insights

For the twelve-month period ended September 30, 2015, Class A shares at NAV of the AllianzGI Target Date Funds (the “Funds”) returned between -3.65% and -6.85%. Each of the Funds underperformed its respective benchmark index (Morningstar Lifetime Conservative series) for the period. Effective September 30, 2015, the Funds’ fiscal year end changed from November 30th to September 30th. For the fiscal reporting period from December 1, 2014 through September 30, 2015, Class A shares at NAV of the Funds returned between -4.46% and -7.87%. Each of the Funds underperformed their respective benchmark index during the fiscal reporting period. The discussion that follows, as well as the subsequent performance information, relates to the twelve-month period ended September 30, 2015.

Market Overview

For the twelve-month period of October 1, 2014 through September 30, 2015, global equities underperformed global bonds by more than 3%; within equities, emerging markets meaningfully underperformed developed markets. The worst-performing asset class was commodities, with the Bloomberg Commodity Index down 26% based mainly on persistently weak oil prices; for the period, the Bloomberg Energy Subindex declined roughly 50%. Trends that started in the fourth quarter of 2014 persisted into 2015, including weak commodity prices—these were led by oil, which fell based on supply and demand shocks, broad concerns about a slowdown in global economic activity and fears of a stronger trade-weighted US dollar (“USD”).

Another persistent theme has been uncertainty around the Fed’s monetary policy decisions. In late 2014, the Fed announced that it would maintain short-term interest rates near zero for a “considerable time,” leading markets to anticipate an initial rate liftoff near the middle of 2015, contingent on the Fed seeing better economic data. However, as economic data in the US deteriorated and concerns about US growth arose in early 2015, bond investors accumulated Treasuries and yields plummeted, with the 10-year falling from 2.4% in early October 2014 to 1.6% in late January 2015. Such precipitous declines in bond yields were not limited to the US: European bond yields also fell through April, fueled in part by the aggressive quantitative easing policy that the European Central Bank (“ECB”) announced in January.

Portfolio Review

Effective April 1, 2015, the Funds’ benchmarks changed from the Dow Jones Real Return series to the Morningstar Lifetime Conservative series. The change was due to a decision by the prior index provider to discontinue the Index. With this mid-period change, differences between the two benchmarks should be considered for purposes of performance comparison.

Relative to the current benchmarks, during most of the period, the Funds maintained an underweight to nominal bonds and an overweight to US inflation linked securities. Exposure to global equities was roughly in line with the benchmark. Within fixed income, the Funds were positioned with an overweight to credit and an underweight to nominal government bonds. Within global equities, the Funds were overweight developed large-cap equities outside the US and underweight US small-cap equities. The Funds also at times had exposure to global real estate investment trusts (“REITs”), commodity futures and a managed futures strategy.

In the fixed income portion of the portfolio, performance trailed the current benchmark index primarily due to a relative underweight in US long-term bonds. The underweight to hard duration during a period when yields fell was the biggest detractor from performance. In addition, an emphasis on inflation linked securities, which significantly trailed nominal treasuries over the full period detracted. Within the nominal portion of fixed income, the Funds benefitted from their credit related exposure through the AllianzGI Short Duration High Income Fund and PIMCO Income Fund.

In the equity portion of the portfolio, allocation and selection effects ultimately benefitted the Funds’ overall relative result. An overweight to developed ex-US equities and, in particular, to large cap equities, a currency-hedged strategy and low volatility stocks contributed to relative results. In the Funds’ US equity exposure, an underweight to small-cap equities relative to the current benchmark detracted given that small cap outperformed large cap for the period. Exposure to emerging market equities, excluding frontier markets, contributed to relative performance for the period.

The Funds’ underweight to commodities versus the current benchmark for the overall period contributed given that commodities were the worst performing asset class in the period. The Funds’ underweight to US REITs and exposure to global REITs detracted as US REITs outperformed global REITs for the period and were one of the best performing asset classes.

In aggregate, the Funds’ underweight to hard duration in the fixed income segment and underweight to US REITs detracted from relative results over the period. The AllianzGI target date Funds place a strong emphasis on the Department of Labor’s guidelines for a Qualified Default Investment Alternative (“QDIA”) which contain language such as “to be diversified as to minimize the risk of large losses.” It is within this framework that the Funds continue to emphasize diversification in the portfolio construction process as well as to include commodities, real estate, convertible bonds, floating rate debt, frontier market equities, and emerging market bonds to help provide diversification benefits to clients’ retirement assets.

Outlook

In the next twelve-month period, we believe that much of the uncertainty that has arisen in recent months will likely continue to weigh on markets—particularly through the end of 2015. Two big questions remain. First, will the Fed initiate monetary policy rate increases in 2015 and how will markets respond? Second, will China experience a significant growth slowdown without policy intervention?

4	September 30, 2015 |	Annual Report

Unaudited

AllianzGI Target-Date Funds (cont’d)

We had anticipated that the Fed would maintain short-term rates “lower for longer,” and while we now expect the Fed to move initially in either December 2015 or early 2016, we recognize that this will be contingent on the health of incoming economic data. In the interim, there is considerable room for volatility to spike again in the manner we observed in late August. If the Fed prolongs its current zero interest rate policy, then we believe the Fund’s exposure to short duration high yield and opportunistic income strategies would benefit.

We believe China is likely to experience further economic weakness based on recent data. However, with all eyes on China, we expect that the Chinese government will use all available levers to mute the effects on markets. In the event that the Chinese economy weakens more than expected, we anticipate that this will weigh on both broader emerging market assets and on commodity prices.

* The “Target-Date Funds” are the AllianzGI Retirement 2015 Fund, the AllianzGI Retirement 2020 Fund, the AllianzGI Retirement 2025 Fund, the AllianzGI Retirement 2030 Fund, the AllianzGI Retirement 2035 Fund, the AllianzGI Retirement 2040 Fund, the AllianzGI Retirement 2045 Fund, the AllianzGI Retirement 2050 Fund, and the AllianzGI Retirement 2055 Fund.

Annual Report	| September 30, 2015	5

Unaudited

AllianzGI Retirement 2015 Fund

Average Annual Total Return for the period ended September 30, 2015

	1 Year	5 Year	Since Inception†
AllianzGI Retirement 2015 Fund Class A	–3.65%	3.33%	6.84%
AllianzGI Retirement 2015 Fund Class A (adjusted)	–8.95%	2.17%	5.95%
AllianzGI Retirement 2015 Fund Class C	–4.39%	2.55%	6.03%
AllianzGI Retirement 2015 Fund Class C (adjusted)	–5.32%	2.55%	6.03%
AllianzGI Retirement 2015 Fund Class D	–3.73%	3.24%	6.78%
AllianzGI Retirement 2015 Fund Class R	–4.02%	2.99%	6.52%
AllianzGI Retirement 2015 Fund Class P	–3.41%	3.61%	7.12%
AllianzGI Retirement 2015 Fund Class R6	–3.27%	3.72%	7.22%
AllianzGI Retirement 2015 Fund Administrative Class	–3.68%	3.36%	6.88%
Morningstar Lifetime Conservative 2015 Index	–1.11%	5.25%	7.46%
Real Return Target 2015 Index*	–2.47%	3.47%	6.18%
Linked RR 2015 Index to Morningstar Lifetime Cons. 2015 Return Index	–1.74%	3.63%	6.29%
Lipper Mixed-Asset Target 2015 Funds Average	–1.81%	5.51%	8.40%

† The Fund began operations on 12/29/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/08.

* Effective April 1, 2015, the Funds’ benchmark index changed from the Real Return Target series (white label) to the Morningstar Lifetime Conservative series, as the Morningstar Lifetime Conservative series is considered to be a better representation of the Funds’ investment strategies. Previously, the Real Return Target series replaced the Dow Jones Real Retirement series. This change was due to a decision by the index provider to discontinue the Index. With this mid-period change, differences between the two benchmarks should be considered for purposes of performance comparison.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 124 and 125 for more information. The Fund’s gross expense ratios are 1.16% for Class A shares, 1.91% for Class C shares, 1.16% for Class D shares, 1.41% for Class R shares, 0.76% for Class P shares, 0.66% for Class R6 shares and 1.01% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/16. The Fund’s expense ratios net of this reduction are 0.97% for Class A shares, 1.72% for Class C shares, 1.07% for Class D shares, 1.32% for Class R shares, 0.67% for Class P shares, 0.57% for Class R6 shares and 0.92% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2015, as supplemented to date.

6	September 30, 2015 |	Annual Report

Unaudited

AllianzGI Retirement 2015 Fund (cont’d)

Cumulative Returns Through September 30, 2015

Fund Allocation (as of September 30, 2015)

PIMCO Broad U.S. TIPS Index	15.0%
AllianzGI Best Styles U.S. Equity	13.9%
PIMCO Income	13.5%
AllianzGI Short Duration High Income	11.8%
PIMCO 15+ Year U.S. TIPS Index	8.9%
AllianzGI Best Styles International Equity	5.0%
PIMCO Long-Term Credit	4.5%
AllianzGI Structured Return	4.0%
Other	21.4%
Cash & Equivalents — Net	2.0%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (4/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/15)	$955.00	$951.10	$954.50	$953.30	$955.90	$957.00	$955.30
Expenses Paid During Period	$2.16	$5.82	$2.60	$3.87	$0.69	$0.05	$1.76

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (4/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/15)	$1,022.86	$1,019.10	$1,022.41	$1,021.11	$1,024.37	$1,025.02	$1,023.26
Expenses Paid During Period	$2.23	$6.02	$2.69	$4.00	$0.71	$0.05	$1.83

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.44% for Class A, 1.19% for Class C, 0.53% for Class D, 0.79% for Class R, 0.14% for Class P, 0.01% for Class R6 and 0.36% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Annual Report	| September 30, 2015	7

Unaudited

AllianzGI Retirement 2020 Fund

Average Annual Total Return for the period ended September 30, 2015

	1 Year	5 Year	Since Inception†
AllianzGI Retirement 2020 Fund Class A	–4.46%	3.32%	6.97%
AllianzGI Retirement 2020 Fund Class A (adjusted)	–9.71%	2.15%	6.08%
AllianzGI Retirement 2020 Fund Class C	–5.19%	2.52%	6.16%
AllianzGI Retirement 2020 Fund Class C (adjusted)	–6.12%	2.52%	6.16%
AllianzGI Retirement 2020 Fund Class D	–4.53%	3.23%	6.90%
AllianzGI Retirement 2020 Fund Class R	–4.77%	2.98%	6.65%
AllianzGI Retirement 2020 Fund Class P	–4.13%	3.61%	7.26%
AllianzGI Retirement 2020 Fund Class R6	–4.10%	3.70%	7.35%
AllianzGI Retirement 2020 Fund Administrative Class	–4.41%	3.35%	7.02%
Morningstar Lifetime Conservative 2020 Index	–1.34%	5.77%	8.21%
Real Return Target 2020 Index*	–2.56%	3.65%	6.52%
Linked RR 2020 Index to Morningstar Lifetime Cons. 2020 Return Index	–2.15%	3.74%	6.59%
Lipper Mixed-Asset Target 2020 Funds Average	–2.01%	5.73%	8.70%

† The Fund began operations on 12/29/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/08.

* Effective April 1, 2015, the Funds’ benchmark index changed from the Real Return Target series (white label) to the Morningstar Lifetime Conservative series, as the Morningstar Lifetime Conservative series is considered to be a better representation of the Funds’ investment strategies. Previously, the Real Return Target series replaced the Dow Jones Real Retirement series. This change was due to a decision by the index provider to discontinue the Index. With this mid-period change, differences between the two benchmarks should be considered for purposes of performance comparison.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 124 and 125 for more information. The Fund’s gross expense ratios are 1.17% for Class A shares, 1.92% for Class C shares, 1.17% for Class D shares, 1.42% for Class R shares, 0.77% for Class P shares, 0.67% for Class R6 shares and 1.02% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/16. The Fund’s expense ratios net of this reduction are 0.99% for Class A shares, 1.74% for Class C shares, 1.09% for Class D shares, 1.34% for Class R shares, 0.69% for Class P shares, 0.59% for Class R6 shares and 0.94% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2015, as supplemented to date.

8	September 30, 2015 |	Annual Report

Unaudited

AllianzGI Retirement 2020 Fund (cont’d)

Cumulative Returns Through September 30, 2015

Fund Allocation (as of September 30, 2015)

AllianzGI Best Styles U.S. Equity	14.4%
PIMCO Broad U.S. TIPS Index	14.0%
PIMCO Income	12.3%
AllianzGI Short Duration High Income	11.4%
PIMCO 15+ Year U.S. TIPS Index	8.5%
AllianzGI Best Styles International Equity	6.0%
PIMCO Long-Term Credit	4.5%
AllianzGI NFJ Mid-Cap Value	4.0%
Other	23.2%
Cash & Equivalents — Net	1.7%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (4/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/15)	$951.80	$948.10	$951.10	$950.30	$953.40	$953.50	$952.10
Expenses Paid During Period	$2.15	$5.81	$2.69	$3.91	$0.73	$0.29	$1.86

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (4/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/15)	$1,022.86	$1,019.10	$1,022.31	$1,021.06	$1,024.32	$1,024.77	$1,023.16
Expenses Paid During Period	$2.23	$6.02	$2.79	$4.05	$0.76	$0.30	$1.93

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.44% for Class A, 1.19% for Class C, 0.55% for Class D, 0.80% for Class R, 0.15% for Class P, 0.06% for Class R6 and 0.38% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Annual Report	| September 30, 2015	9

Unaudited

AllianzGI Retirement 2025 Fund

Average Annual Total Return for the period ended September 30, 2015

	1 Year	Since Inception†
AllianzGI Retirement 2025 Fund Class A	–4.62%	3.87%
AllianzGI Retirement 2025 Fund Class A (adjusted)	–9.87%	2.33%
AllianzGI Retirement 2025 Fund Class R	–4.98%	3.49%
AllianzGI Retirement 2025 Fund Class P	–4.39%	4.17%
AllianzGI Retirement 2025 Fund Class R6	–4.26%	4.26%
AllianzGI Retirement 2025 Fund Administrative Class	–4.60%	3.90%
Morningstar Lifetime Conservative 2025 Index	–1.66%	6.75%
Real Return Target 2025 Index*	–2.87%	3.32%
Linked RR 2025 Index to Morningstar Lifetime Cons. 2025 Return Index	–2.67%	3.37%
Lipper Mixed-Asset Target 2025 Funds Average	–2.49%	7.48%

† The Fund began operations on 12/19/11. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/11.

* Effective April 1, 2015, the Funds’ benchmark index changed from the Real Return Target series (white label) to the Morningstar Lifetime Conservative series, as the Morningstar Lifetime Conservative series is considered to be a better representation of the Funds’ investment strategies. Previously, the Real Return Target series replaced the Dow Jones Real Retirement series. This change was due to a decision by the index provider to discontinue the Index. With this mid-period change, differences between the two benchmarks should be considered for purposes of performance comparison.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 124 and 125 for more information. The Fund’s gross expense ratios are 1.19% for Class A shares, 1.44% for Class R shares, 0.79% for Class P shares, 0.69% for Class R6 shares and 1.04% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/16. The Fund’s expense ratios net of this reduction are 1.01% for Class A shares, 1.36% for Class R shares, 0.71% for Class P shares, 0.61% for Class R6 shares and 0.96% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2015, as supplemented to date.

10	September 30, 2015 |	Annual Report

Unaudited

AllianzGI Retirement 2025 Fund (cont’d)

Cumulative Returns Through September 30, 2015

Fund Allocation (as of September 30, 2015)

AllianzGI Best Styles U.S. Equity	17.8%
PIMCO Income	11.0%
AllianzGI Short Duration High Income	9.9%
PIMCO 15+ Year U.S. TIPS Index	9.4%
PIMCO Broad U.S. TIPS Index	9.0%
AllianzGI Best Styles International Equity	7.9%
AllianzGI NFJ Mid-Cap Value	4.3%
PIMCO Long-Term Credit	4.0%
Other	24.6%
Cash & Equivalents — Net	2.1%

Shareholder Expense Example	Actual Performance
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (4/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/15)	$947.70	$945.80	$949.20	$949.30	$947.90
Expenses Paid During Period	$2.10	$3.80	$0.64	$0.15	$1.61

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (4/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/15)	$1,022.91	$1,021.16	$1,024.42	$1,024.92	$1,023.41
Expenses Paid During Period	$2.18	$3.95	$0.66	$0.15	$1.67

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.43% for Class A, 0.78% for Class R, 0.13% for Class P, 0.03% for Class R6 and 0.33% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Annual Report	| September 30, 2015	11

Unaudited

AllianzGI Retirement 2030 Fund

Average Annual Total Return for the period ended September 30, 2015

	1 Year	5 Year	Since Inception†
AllianzGI Retirement 2030 Fund Class A	–5.57%	3.90%	8.15%
AllianzGI Retirement 2030 Fund Class A (adjusted)	–10.77%	2.73%	7.25%
AllianzGI Retirement 2030 Fund Class C	–6.27%	3.14%	7.40%
AllianzGI Retirement 2030 Fund Class C (adjusted)	–7.17%	3.14%	7.40%
AllianzGI Retirement 2030 Fund Class D	–5.61%	3.83%	8.13%
AllianzGI Retirement 2030 Fund Class R	–5.89%	3.57%	7.88%
AllianzGI Retirement 2030 Fund Class P	–5.29%	4.20%	8.49%
AllianzGI Retirement 2030 Fund Class R6	–5.19%	4.30%	8.60%
AllianzGI Retirement 2030 Fund Administrative Class	–5.49%	3.96%	8.26%
Morningstar Lifetime Conservative 2030 Index	–2.17%	7.05%	10.12%
Real Return Target 2030 Index*	–3.43%	4.19%	7.69%
Linked RR 2030 Index to Morningstar Lifetime Cons. 2030 Return Index	–3.39%	4.20%	7.69%
Lipper Mixed-Asset Target 2030 Funds Average	–3.08%	6.86%	10.03%

† The Fund began operations on 12/29/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/08.

* Effective April 1, 2015, the Funds’ benchmark index changed from the Real Return Target series (white label) to the Morningstar Lifetime Conservative series, as the Morningstar Lifetime Conservative series is considered to be a better representation of the Funds’ investment strategies. Previously, the Real Return Target series replaced the Dow Jones Real Retirement series. This change was due to a decision by the index provider to discontinue the Index. With this mid-period change, differences between the two benchmarks should be considered for purposes of performance comparison.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 124 and 125 for more information. The Fund’s gross expense ratios are 1.24% for Class A shares, 1.99% for Class C shares, 1.24% for Class D shares, 1.49% for Class R shares, 0.84% for Class P shares, 0.74% for Class R6 shares and 1.09% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/16. The Fund’s expense ratios net of this reduction are 1.03% for Class A shares, 1.78% for Class C shares, 1.13% for Class D shares, 1.38% for Class R shares, 0.73% for Class P shares, 0.63% for Class R6 shares and 0.98% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2015, as supplemented to date.

12	September 30, 2015 |	Annual Report

Unaudited

AllianzGI Retirement 2030 Fund (cont’d)

Cumulative Returns Through September 30, 2015

Fund Allocation (as of September 30, 2015)

AllianzGI Best Styles U.S. Equity	18.9%
AllianzGI Best Styles International Equity	10.0%
AllianzGI Short Duration High Income	9.0%
PIMCO Income	8.6%
PIMCO 15+ Year U.S. TIPS Index	8.3%
PIMCO Broad U.S. TIPS Index	6.0%
AllianzGI NFJ Mid-Cap Value	4.5%
PIMCO Long-Term Credit	4.0%
Other	29.0%
Cash & Equivalents — Net	1.7%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (4/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/15)	$938.50	$935.20	$938.40	$937.20	$939.80	$940.40	$938.70
Expenses Paid During Period	$1.90	$5.53	$2.38	$3.59	$0.44	$—	$1.51

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (4/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/15)	$1,023.11	$1,019.35	$1,022.61	$1,021.36	$1,024.62	$1,025.07	$1,023.51
Expenses Paid During Period	$1.98	$5.77	$2.48	$3.75	$0.46	$—	$1.57

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.39% for Class A, 1.14% for Class C, 0.49% for Class D, 0.74% for Class R, 0.09% for Class P, 0.00% for Class R6 and 0.31% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Annual Report	| September 30, 2015	13

Unaudited

AllianzGI Retirement 2035 Fund

Average Annual Total Return for the period ended September 30, 2015

	1 Year	Since Inception†
AllianzGI Retirement 2035 Fund Class A	–5.74%	5.54%
AllianzGI Retirement 2035 Fund Class A (adjusted)	–10.93%	3.97%
AllianzGI Retirement 2035 Fund Class R	–6.09%	5.18%
AllianzGI Retirement 2035 Fund Class P	–5.47%	5.88%
AllianzGI Retirement 2035 Fund Class R6	–5.39%	5.96%
AllianzGI Retirement 2035 Fund Administrative Class	–5.74%	5.59%
Morningstar Lifetime Conservative 2035 Index	–2.90%	8.89%
Real Return Target 2035 Index*	–4.24%	4.96%
Linked RR 2035 Index to Morningstar Lifetime Cons. 2035 Return Index	–4.32%	4.94%
Lipper Mixed-Asset Target 2035 Funds Average	–3.39%	8.74%

† The Fund began operations on 12/19/11. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/11.

* Effective April 1, 2015, the Funds’ benchmark index changed from the Real Return Target series (white label) to the Morningstar Lifetime Conservative series, as the Morningstar Lifetime Conservative series is considered to be a better representation of the Funds’ investment strategies. Previously, the Real Return Target series replaced the Dow Jones Real Retirement series. This change was due to a decision by the index provider to discontinue the Index. With this mid-period change, differences between the two benchmarks should be considered for purposes of performance comparison.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 124 and 125 for more information. The Fund’s gross expense ratios are 1.27% for Class A shares, 1.52% for Class R shares, 0.87% for Class P shares, 0.77% for Class R6 shares and 1.12% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/16. The Fund’s expense ratios net of this reduction are 1.06% for Class A shares, 1.41% for Class R shares, 0.76% for Class P shares, 0.66% for Class R6 shares and 1.01% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2015, as supplemented to date.

14	September 30, 2015 |	Annual Report

Unaudited

AllianzGI Retirement 2035 Fund (cont’d)

Cumulative Returns Through September 30, 2015

Fund Allocation (as of September 30, 2015)

AllianzGI Best Styles U.S. Equity	19.9%
AllianzGI Best Styles International Equity	12.9%
AllianzGI Short Duration High Income	7.4%
PIMCO Broad U.S.TIPS Index	6.0%
PIMCO Income	6.0%
PIMCO 15+ Year U.S. TIPS Index	5.5%
AllianzGI NFJ Mid-Cap Value	4.8%
AllianzGI U.S. Small-Cap Growth	4.2%
Other	31.3%
Cash & Equivalents — Net	2.0%

Shareholder Expense Example	Actual Performance
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (4/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/15)	$934.20	$932.50	$935.80	$935.90	$934.50
Expenses Paid During Period	$1.84	$3.58	$0.44	$—	$1.31

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (4/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/15)	$1,023.16	$1,021.36	$1,024.62	$1,025.07	$1,023.71
Expenses Paid During Period	$1.93	$3.75	$0.46	$—	$1.37

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.38% for Class A, 0.74% for Class R, 0.09% for Class P, 0.00% for Class R6 and 0.27% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Annual Report	| September 30, 2015	15

Unaudited

AllianzGI Retirement 2040 Fund

Average Annual Total Return for the period ended September 30, 2015

	1 Year	5 Year	Since Inception†
AllianzGI Retirement 2040 Fund Class A	–6.14%	4.62%	9.38%
AllianzGI Retirement 2040 Fund Class A (adjusted)	–11.30%	3.44%	8.47%
AllianzGI Retirement 2040 Fund Class C	–6.85%	3.85%	8.55%
AllianzGI Retirement 2040 Fund Class C (adjusted)	–7.73%	3.85%	8.55%
AllianzGI Retirement 2040 Fund Class D	–6.20%	4.54%	9.28%
AllianzGI Retirement 2040 Fund Class R	–6.45%	4.30%	9.05%
AllianzGI Retirement 2040 Fund Class P	–5.87%	4.93%	9.67%
AllianzGI Retirement 2040 Fund Class R6	–5.77%	5.02%	9.76%
AllianzGI Retirement 2040 Fund Administrative Class	–6.15%	4.66%	9.42%
Morningstar Lifetime Conservative 2040 Index	–3.72%	7.94%	11.40%
Real Return Target 2040 Index*	–5.10%	4.75%	8.85%
Linked RR 2040 Index to Morningstar Lifetime Cons. 2040 Return Index	–5.23%	4.72%	8.83%
Lipper Mixed-Asset Target 2040 Funds Average	–3.65%	7.43%	10.64%

† The Fund began operations on 12/29/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/08.

* Effective April 1, 2015, the Funds’ benchmark index changed from the Real Return Target series (white label) to the Morningstar Lifetime Conservative series, as the Morningstar Lifetime Conservative series is considered to be a better representation of the Funds’ investment strategies. Previously, the Real Return Target series replaced the Dow Jones Real Retirement series. This change was due to a decision by the index provider to discontinue the Index. With this mid-period change, differences between the two benchmarks should be considered for purposes of performance comparison.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 124 and 125 for more information. The Fund’s gross expense ratios are 1.30% for Class A shares, 2.05% for Class C shares, 1.30% for Class D shares, 1.55% for Class R shares, 0.90% for Class P shares, 0.80% for Class R6 shares and 1.15% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/16. The Fund’s expense ratios net of this reduction are 1.09% for Class A shares, 1.84% for Class C shares, 1.19% for Class D shares, 1.44% for Class R shares, 0.79% for Class P shares, 0.69% for Class R6 shares and 1.04% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2015, as supplemented to date.

16	September 30, 2015 |	Annual Report

Unaudited

AllianzGI Retirement 2040 Fund (cont’d)

Cumulative Returns Through September 30, 2015

Fund Allocation (as of September 30, 2015)

AllianzGI Best Styles U.S. Equity	22.7%
AllianzGI Best Styles International Equity	16.7%
AllianzGI Short Duration High Income	6.3%
AllianzGI NFJ Mid-Cap Value	5.4%
AllianzGI U.S. Small-Cap Growth	4.3%
AllianzGI Mid-Cap	3.9%
PIMCO Long-Term Credit	3.4%
AllianzGI Ultra Micro Cap	3.3%
Other	30.8%
Cash & Equivalents — Net	3.2%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (4/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/15)	$928.10	$924.60	$927.80	$926.50	$929.30	$929.90	$928.40
Expenses Paid During Period	$1.64	$5.26	$2.17	$3.38	$0.24	$—	$1.11

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (4/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/15)	$1,023.36	$1,019.60	$1,022.81	$1,021.56	$1,024.82	$1,025.07	$1,023.92
Expenses Paid During Period	$1.72	$5.52	$2.28	$3.55	$0.25	$—	$1.17

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.34% for Class A, 1.09% for Class C, 0.45% for Class D, 0.70% for Class R, 0.05% for Class P, 0.00% for Class R6 and 0.23% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Annual Report	| September 30, 2015	17

Unaudited

AllianzGI Retirement 2045 Fund

Average Annual Total Return for the period ended September 30, 2015

	1 Year	Since Inception†
AllianzGI Retirement 2045 Fund Class A	–6.37%	6.47%
AllianzGI Retirement 2045 Fund Class A (adjusted)	–11.52%	4.89%
AllianzGI Retirement 2045 Fund Class R	–6.66%	6.09%
AllianzGI Retirement 2045 Fund Class P	–6.12%	6.78%
AllianzGI Retirement 2045 Fund Class R6	–5.94%	6.89%
AllianzGI Retirement 2045 Fund Administrative Class	–6.39%	6.48%
Morningstar Lifetime Conservative 2045 Index	–4.37%	9.71%
Real Return Target 2045 Index*	–5.76%	6.32%
Linked RR 2045 Index to Morningstar Lifetime Cons. 2045 Return Index	–5.85%	6.29%
Lipper Mixed-Asset Target 2045 Funds Average	–3.73%	9.58%

† The Fund began operations on 12/19/11. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/11.

* Effective April 1, 2015, the Funds’ benchmark index changed from the Real Return Target series (white label) to the Morningstar Lifetime Conservative series, as the Morningstar Lifetime Conservative series is considered to be a better representation of the Funds’ investment strategies. Previously, the Real Return Target series replaced the Dow Jones Real Retirement series. This change was due to a decision by the index provider to discontinue the Index. With this mid-period change, differences between the two benchmarks should be considered for purposes of performance comparison.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 124 and 125 for more information. The Fund’s gross expense ratios are 1.33% for Class A shares, 1.58% for Class R shares, 0.93% for Class P shares, 0.83% for Class R6 shares and 1.18% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/16. The Fund’s expense ratios net of this reduction are 1.10% for Class A shares, 1.45% for Class R shares, 0.80% for Class P shares, 0.70% for Class R6 shares and 1.05% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2015, as supplemented to date.

18	September 30, 2015 |	Annual Report

Unaudited

AllianzGI Retirement 2045 Fund (cont’d)

Cumulative Returns Through September 30, 2015

Fund Allocation (as of September 30, 2015)

AllianzGI Best Styles U.S. Equity	23.4%
AllianzGI Best Styles International Equity	17.6%
AllianzGI NFJ Mid-Cap Value	5.4%
AllianzGI U.S. Small-Cap Growth	5.0%
AllianzGI Mid-Cap	3.9%
AllianzGI Ultra Micro Cap	3.8%
PIMCO EqS Long/Short	3.7%
PIMCO Long-Term Credit	3.4%
Other	30.2%
Cash & Equivalents — Net	3.6%

Shareholder Expense Example	Actual Performance
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (4/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/15)	$922.60	$920.90	$923.70	$924.90	$922.90
Expenses Paid During Period	$1.69	$3.37	$0.24	$—	$1.35

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (4/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/15)	$1,023.31	$1,021.56	$1,024.82	$1,025.07	$1,023.66
Expenses Paid During Period	$1.78	$3.55	$0.25	$—	$1.42

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.35% for Class A, 0.70% for Class R, 0.05% for Class P, 0.00% for Class R6 and 0.28% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Annual Report	| September 30, 2015	19

Unaudited

AllianzGI Retirement 2050 Fund

Average Annual Total Return for the period ended September 30, 2015

	1 Year	5 Year	Since Inception†
AllianzGI Retirement 2050 Fund Class A	–6.85%	4.98%	9.69%
AllianzGI Retirement 2050 Fund Class A (adjusted)	–11.97%	3.80%	8.77%
AllianzGI Retirement 2050 Fund Class C	–7.54%	4.17%	8.87%
AllianzGI Retirement 2050 Fund Class C (adjusted)	–8.41%	4.17%	8.87%
AllianzGI Retirement 2050 Fund Class D	–6.97%	4.88%	9.62%
AllianzGI Retirement 2050 Fund Class R	–7.22%	4.63%	9.37%
AllianzGI Retirement 2050 Fund Class P	–6.58%	5.27%	10.00%
AllianzGI Retirement 2050 Fund Class R6	–6.48%	5.36%	10.09%
AllianzGI Retirement 2050 Fund Administrative Class	–6.83%	5.02%	9.75%
Morningstar Lifetime Conservative 2050 Index	–4.83%	7.85%	11.52%
Real Return Target 2050 Index*	–6.18%	5.13%	9.46%
Linked RR 2050 Index to Morningstar Lifetime Cons. 2050 Return Index	–6.18%	5.13%	9.46%
Lipper Mixed-Asset Target 2050 Funds Average	–3.79%	7.65%	10.79%

† The Fund began operations on 12/29/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/08.

* Effective April 1, 2015, the Funds’ benchmark index changed from the Real Return Target series (white label) to the Morningstar Lifetime Conservative series, as the Morningstar Lifetime Conservative series is considered to be a better representation of the Funds’ investment strategies. Previously, the Real Return Target series replaced the Dow Jones Real Retirement series. This change was due to a decision by the index provider to discontinue the Index. With this mid-period change, differences between the two benchmarks should be considered for purposes of performance comparison.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 124 and 125 for more information. The Fund’s gross expense ratios are 1.35% for Class A shares, 2.10% for Class C shares, 1.35% for Class D shares, 1.60% for Class R shares, 0.95% for Class P shares, 0.85% for Class R6 shares and 1.20% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/16. The Fund’s expense ratios net of this reduction are 1.10% for Class A shares, 1.85% for Class C shares, 1.20% for Class D shares, 1.45% for Class R shares, 0.80% for Class P shares, 0.70% for Class R6 shares and 1.05% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2015, as supplemented to date.

20	September 30, 2015 |	Annual Report

Unaudited

AllianzGI Retirement 2050 Fund (cont’d)

Cumulative Returns Through September 30, 2015

Fund Allocation (as of September 30, 2015)

AllianzGI Best Styles U.S. Equity	23.3%
AllianzGI Best Styles International Equity	18.5%
AllianzGI NFJ Mid-Cap Value	6.3%
AllianzGI U.S. Small-Cap Growth	5.2%
PIMCO EqS Long/Short	3.9%
AllianzGI Mid-Cap	3.9%
AllianzGI Ultra Micro Cap	3.8%
AllianzGI Focused Growth	3.4%
Other	27.9%
Cash & Equivalents — Net	3.8%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (4/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/15)	$918.50	$914.90	$917.90	$916.50	$919.90	$920.60	$918.60
Expenses Paid During Period	$1.59	$5.18	$2.07	$3.27	$0.14	$—	$1.30

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (4/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/15)	$1,023.41	$1,019.65	$1,022.91	$1,021.66	$1,024.92	$1,025.07	$1,023.71
Expenses Paid During Period	$1.67	$5.47	$2.18	$3.45	$0.15	$—	$1.37

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.33% for Class A, 1.08% for Class C, 0.43% for Class D, 0.68% for Class R, 0.03% for Class P, 0.00% for Class R6 and 0.27% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Annual Report	| September 30, 2015	21

Unaudited

AllianzGI Retirement 2055 Fund

Average Annual Total Return for the period ended September 30, 2015

	1 Year	Since Inception†
AllianzGI Retirement 2055 Fund Class A	–6.80%	6.68%
AllianzGI Retirement 2055 Fund Class A (adjusted)	–11.93%	5.10%
AllianzGI Retirement 2055 Fund Class R	–7.08%	6.34%
AllianzGI Retirement 2055 Fund Class P	–6.52%	7.02%
AllianzGI Retirement 2055 Fund Class R6	–6.41%	7.11%
AllianzGI Retirement 2055 Fund Administrative Class	–6.81%	6.72%
Morningstar Lifetime Conservative 2055 Index	–5.11%	9.55%
Real Return Target Index*	–6.40%	6.88%
Linked RR 2040+ Index to Morningstar Lifetime Cons. 2055 Return Index	–6.34%	6.90%
Lipper Mixed-Asset Target 2055+ Funds Average	–3.52%	9.81%

† The Fund began operations on 12/19/11. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/11.

* Effective April 1, 2015, the Funds’ benchmark index changed from the Real Return Target series (white label) to the Morningstar Lifetime Conservative series, as the Morningstar Lifetime Conservative series is considered to be a better representation of the Funds’ investment strategies. Previously, the Real Return Target series replaced the Dow Jones Real Retirement series. This change was due to a decision by the index provider to discontinue the Index. With this mid-period change, differences between the two benchmarks should be considered for purposes of performance comparison.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 124 and 125 for more information. The Fund’s gross expense ratios are 1.35% for Class A shares, 1.60% for Class R shares, 0.95% for Class P shares, 0.85% for Class R6 shares and 1.20% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/16. The Fund’s expense ratios net of this reduction are 1.10% for Class A shares, 1.45% for Class R shares, 0.80% for Class P shares, 0.70% for Class R6 shares and 1.05% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2015, as supplemented to date.

22	September 30, 2015 |	Annual Report

Unaudited

AllianzGI Retirement 2055 Fund (cont’d)

Cumulative Returns Through September 30, 2015

Fund Allocation (as of September 30, 2015)

AllianzGI Best Styles U.S. Equity	22.8%
AllianzGI Best Styles International Equity	18.8%
AllianzGI NFJ Mid-Cap Value	6.9%
AllianzGI U.S. Small-Cap Growth	5.3%
AllianzGI Emerging Markets Consumer	4.1%
AllianzGI Mid-Cap	4.0%
AllianzGI Ultra Micro Cap	3.9%
PIMCO EqS Long/Short	3.8%
Other	27.8%
Cash & Equivalents — Net	2.6%

Shareholder Expense Example	Actual Performance
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (4/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/15)	$918.70	$917.40	$920.40	$920.60	$918.90
Expenses Paid During Period	$1.59	$3.27	$0.14	$—	$1.30

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (4/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/15)	$1,023.41	$1,021.66	$1,024.92	$1,025.07	$1,023.71
Expenses Paid During Period	$1.67	$3.45	$0.15	$—	$1.37

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.33% for Class A, 0.68% for Class R, 0.03% for Class P, 0.00% for Class R6 and 0.27% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Annual Report	| September 30, 2015	23

Unaudited

AllianzGI Retirement Income Fund

For the period of October 1, 2014 through September 30, 2015, as provided by the Multi-Asset US Group.

Fund Insights

For the twelve-month period ended September 30, 2015, Class A shares at NAV of the AllianzGI Retirement Income Fund (the “Fund”) returned -3.73%, underperforming the Morningstar Lifetime Conservative Income Index (the “benchmark index”), which returned -0.94%. Effective September 30, 2015, the Fund’s fiscal year end changed from November 30th to September 30th. For the fiscal reporting period from December 1, 2014 through September 30, 2015, Class A shares at NAV of the Fund returned -4.52%, underperforming its benchmark index, which returned -2.16%. The discussion that follows, as well as the subsequent performance information, relates to the twelve-month period ended September 30, 2015.

Market Overview

For the twelve-month period of October 1, 2014, through September 30, 2015, global equities underperformed global bonds by more than 3%; within equities, emerging markets meaningfully underperformed developed markets. The worst-performing asset class was commodities, with the Bloomberg Commodity Index down 26% based mainly on persistently weak oil prices; for the period, the Bloomberg Energy Subindex declined roughly 50%. Trends that started in the fourth quarter of 2014 persisted into 2015, including weak commodity prices—these were led by oil, which fell based on supply and demand shocks, broad concerns about a slowdown in global economic activity and fears of a stronger trade-weighted USD.

Another persistent theme has been uncertainty around the Fed’s monetary policy decisions. In late 2014, the Fed announced that it would maintain short-term interest rates near zero for a “considerable time,” leading markets to anticipate an initial rate lift-off near the middle of 2015, contingent on the Fed seeing better economic data. However, as economic data in the US deteriorated and concerns about US growth arose in early 2015, bond investors accumulated Treasuries and yields plummeted, with the 10-year falling from 2.4% in early October 2014 to 1.6% in late January 2015. Such precipitous declines in bond yields were not limited to the US: European bond yields also fell through April, fueled in part by the aggressive quantitative easing policy that the ECB announced in January.

Portfolio Review

Effective April 1, 2015, the Fund’s benchmark changed from the Dow Jones Real Return Today series to the current benchmark index noted above. The change was due to a decision by the prior index provider to discontinue the Index. With this mid-period change, differences between the two benchmarks should be considered for purposes of performance comparison.

Relative to the current benchmark index, during most of the twelve-month period through September 2015, the Fund maintained an underweight to nominal bonds and an overweight to long term US inflation linked securities. Exposure to global equities was overweight versus the benchmark index. Within fixed income, the Fund was positioned with an overweight to credit and an underweight to nominal government bonds.

Towards the end of the period some portfolio adjustments were made in order to facilitate a higher distribution yield to shareholders. The Fund increased exposure to the AllianzGI Income and Growth Fund, AllianzGI Short Duration High Income Fund and PIMCO Income Fund. The PIMCO Capital Securities and Financials Fund, which invests in European contingent convertibles and aims to provide attractive yields relative to traditional fixed income, was also added to the Fund’s holdings.

For the period, in the fixed income portion of the portfolio, performance trailed the current benchmark index primarily due to a relative underweight in US long-term bonds. The underweight to hard duration during a period when yields fell was the biggest detractor from performance. Within the nominal portion of fixed income, the Funds benefitted from their credit related exposure through the AllianzGI Short Duration High Income Fund and PIMCO Income Fund.

In the equity portion of the portfolio, allocation and selection effects ultimately benefitted the Fund’s overall relative result. An overweight to developed ex-US equities and, in particular, to large cap equities, a currency-hedged strategy and low volatility stocks contributed to relative results. In the US equity exposure, an underweight to small-cap equities relative to the current benchmark detracted given that small cap outperformed large cap for the period. Exposure to emerging market equities, excluding frontier markets, contributed to relative performance for the period.

The Fund’s underweight to commodities versus the current benchmark index for the overall period contributed given that commodities were the worst performing asset class in the period.

In aggregate, the Fund’s underweight to hard duration, overweight to long term Treasury inflation-protected securities (“TIPS”) and overweight to high yield assets in the fixed income segment detracted from relative results over the period. The AllianzGI Target Date Funds, including the AllianzGI Retirement Income Fund, place a strong emphasis on the Department of Labor’s guidelines for a QDIA which contain language such as “to be diversified as to minimize the risk of large losses.” It is within this framework that the Fund continues to emphasize diversification in the portfolio construction process as well as to include commodities, real estate, convertible bonds, floating rate debt, frontier market equities, and emerging market bonds to help provide diversification benefits to clients’ retirement assets.

Outlook

In the next twelve-month period, much of the uncertainty that has arisen in recent months will likely continue to weigh on markets—particularly through the end of 2015. Two big questions remain. First, will the Fed initiate monetary policy rate increases in 2015 and how will markets respond? Second, will China experience a significant growth slowdown without policy intervention?

We had anticipated that the Fed would maintain short-term rates “lower for longer,” and while we now expect the Fed to move initially in either December 2015 or early 2016, we recognize that this will be contingent on the health of incoming economic data. In the interim, there is considerable room for volatility to spike again in the manner we observed in late August. If the Fed prolongs its current zero interest rate policy, the Fund’s exposure to short duration high yield and opportunistic income strategies would benefit.

24	September 30, 2015 |	Annual Report

Unaudited

AllianzGI Retirement Income Fund (cont’d)

We believe China is likely to experience further economic weakness based on recent data. However, with all eyes on China, we expect that the Chinese government will use all available levers to mute the effects on markets. In the event that the Chinese economy weakens more than expected, we anticipate that this will weigh on both broader emerging market assets and on commodity prices.

Average Annual Total Return for the period ended September 30, 2015

	1 Year	5 Year	Since Inception†
AllianzGI Retirement Income Fund Class A	–3.73%	3.18%	6.57%
AllianzGI Retirement Income Fund Class A (adjusted)	–9.03%	2.02%	5.68%
AllianzGI Retirement Income Fund Class C	–4.46%	2.40%	5.77%
AllianzGI Retirement Income Fund Class C (adjusted)	–5.37%	2.40%	5.77%
AllianzGI Retirement Income Fund Class D	–3.81%	3.09%	6.50%
AllianzGI Retirement Income Fund Class R	–4.06%	2.84%	6.24%
AllianzGI Retirement Income Fund Class P	–3.42%	3.48%	6.86%
AllianzGI Retirement Income Fund Class R6	–3.32%	3.57%	6.96%
AllianzGI Retirement Income Fund Administrative Class	–3.70%	3.23%	6.62%
Morningstar Lifetime Conservative Income Index	–0.94%	3.84%	5.56%
Real Return Target Today Index*	–2.48%	3.43%	6.03%
Linked RR Today Index to Morningstar Lifetime Cons. Income Return Index	–0.77%	3.79%	6.30%
Lipper Mixed-Asset Target Today Funds Average	–1.51%	3.85%	6.45%

† The Fund began operations on 12/29/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/08.

* Effective April 1, 2015, the Funds’ benchmark index changed from the Real Return Target series (white label) to the Morningstar Lifetime Conservative series, as the Morningstar Lifetime Conservative series is considered to be a better representation of the Funds’ investment strategies. Previously, the Real Return Target series replaced the Dow Jones Real Retirement series. This change was due to a decision by the index provider to discontinue the Index. With this mid-period change, differences between the two benchmarks should be considered for purposes of performance comparison.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 124 and 125 for more information. The Fund’s gross expense ratios are 1.15% for Class A shares, 1.90% for Class C shares, 1.15% for Class D shares, 1.40% for Class R shares, 0.75% for Class P shares, 0.65% for Class R6 shares and 1.00% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/16. The Fund’s expense ratios net of this reduction are 0.95% for Class A shares, 1.70% for Class C shares, 1.05% for Class D shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.55% for Class R6 shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2015, as supplemented to date.

Annual Report	| September 30, 2015	25

Unaudited

AllianzGI Retirement Income Fund (cont’d)

Cumulative Returns Through September 30, 2015

Fund Allocation (as of September 30, 2015 )

PIMCO Income	20.1%
AllianzGI Short Duration High Income	16.9%
AllianzGI Best Styles U.S. Equity	14.0%
PIMCO 15+ Year U.S. TIPS Index	11.7%
AllianzGI Income & Growth	11.4%
PIMCO Long-Term Credit	10.1%
PIMCO Capital Securities and Financials	6.0%
AllianzGI Best Styles International Equity	4.8%
Other	3.5%
Cash & Equivalents — Net	1.5%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (4/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/15)	$954.40	$950.70	$954.20	$952.60	$955.90	$956.10	$956.80
Expenses Paid During Period	$2.06	$5.72	$2.55	$3.77	$0.59	$—	$0.29

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (4/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/15)	$1,022.96	$1,019.20	$1,022.46	$1,021.21	$1,024.47	$1,025.07	$1,024.77
Expenses Paid During Period	$2.13	$5.92	$2.64	$3.90	$0.61	$—	$0.30

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.42% for Class A, 1.17% for Class C, 0.52% for Class D, 0.77% for Class R, 0.12% for Class P, 0.00% for Class R6 and 0.06% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

26	September 30, 2015 |	Annual Report

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Annual Report	| September 30, 2015	27

Unaudited

AllianzGI Global Allocation Fund

For the period of October 1, 2014 through September 30, 2015, as provided by the Multi-Asset US Group.

Fund Insights

For the twelve-month period ended September 30, 2015, Class A shares at NAV of the AllianzGI Global Allocation Fund (the “Fund”) returned -4.58%, underperforming the 60% MSCI All Country World Index (“ACWI”) and 40% Barlcays US Aggregate Bond Index (the “benchmark index”), which returned -2.76%. Effective September 30, 2015, the Fund’s fiscal year end changed from November 30th to September 30th. For the fiscal reporting period from December 1, 2014 through September 30, 2015, Class A shares at NAV of the Fund returned -5.46%, underperforming its benchmark index, which returned -4.78%. The discussion that follows, as well as the subsequent performance information, relates to the twelve-month period ended September 30, 2015.

Market Overview

For the twelve-month period of October 1 2014, through September 30, 2015, global equities underperformed global bonds by more than 3%; within equities, emerging markets meaningfully underperformed developed markets. The worst-performing asset class was commodities, with the Bloomberg Commodity Index down 26% based mainly on persistently weak oil prices; for the period, the Bloomberg Energy Subindex declined roughly 50%. Trends that started in the fourth quarter of 2014 persisted into 2015, including weak commodity prices—these were led by oil, which fell based on supply and demand shocks, broad concerns about a slowdown in global economic activity and fears of a stronger trade-weighted USD.

Another persistent theme has been uncertainty around the Fed’s monetary policy decisions. In late 2014, the Fed announced that it would maintain short-term interest rates near zero for a “considerable time,” leading markets to anticipate an initial rate lift-off near the middle of 2015, contingent on the Fed seeing better economic data. However, as economic data in the US deteriorated and concerns about US growth arose in early 2015, bond investors accumulated Treasuries and yields plummeted, with the 10-year falling from 2.4% in early October 2014 to 1.6% in late January 2015. Such precipitous declines in bond yields were not limited to the US: European bond yields also fell through April, fueled in part by the aggressive quantitative easing policy that the ECB announced in January.

The Fund was well-positioned to take advantage of these themes given its global and diversified profile and its flexible approach to asset allocation. During the twelve-month period, the Fund benefited, at times, from increasing its duration as bond yields fell. In addition, the Fund’s exposure to corporate bonds and mortgages, and its ability to tactically underweight US government bonds, contributed to absolute performance. The Fund also had exposure to the price appreciation in equities and the strengthening USD.

Portfolio Review

The Fund’s trailing relative performance over the 1-year period can be traced to results in the fourth quarter of 2014, before a strategy change on January 1, 2015; more on this below. During the final quarter of 2014, the Fund’s Class A shares at NAV returned -1.04%; this trailed (by 2.01%) the custom-blended index, which returned 0.97%. This underperformance primarily resulted from positioning effects in the fixed-income portion of the Fund’s portfolio, which was mainly due to an underweight to hard duration (as nominal yields decreased in the period) and an overweight to credit during the fourth quarter.

Beginning in the first quarter of 2015, the Fund implemented a strategy that sought to take advantage of a broader range of investments and took a more tactical approach across markets. Since this strategy change on January 1, 2015, the Fund’s Class A shares at NAV returned -3.44%; this outperformed (by 0.26%) the custom blended benchmark index, which returned -3.70%. During the period, we adjusted the asset allocation positioning to reflect market trends. In the first quarter, as global bond yields fell to record lows and equity prices rallied, the Fund favored developed market equities with overweights to the US and Europe, which contributed to performance. The positions were later reduced during the second and third quarters to ultimately end the twelve-month period with underweights across developed and emerging markets equities.

While the Fund benefited from being overweight to global equities earlier in the period, declines in global equity prices during the third quarter meant that the active positions in equities had a more muted contribution to relative returns for that period. These allocation effects resulted in a roughly neutral effect on overall results. The Fund’s equity exposure was primarily achieved through the AllianzGI Best Styles investment process, which outperformed its benchmark during the period and was a key contributor to the Fund’s overall relative results. Exposures to opportunistic asset classes provided a mixed contribution to overall results. In particular, exposure to commodities during the period detracted from overall results.

The Fund’s fixed income positioning throughout the year-to-date period favored US corporate debt over mortgage-backed and US government bonds—including TIPS. As government-bond yields across global fixed-income markets declined toward the end of the first quarter, favorable market cycle readings led to increased US government bond exposure. The overweight to government bonds was later reduced to ultimately end the period with a close to benchmark weight. Collectively, the Fund’s fixed-income exposures had a roughly neutral effect on results, as the timing effects of its US government bond exposures modestly detracted from performance while, conversely, the overweight to corporate debt contributed to performance.

Outlook

In the next twelve-month period, we believe much of the uncertainty that has arisen in recent months will continue to weigh on markets—particularly through the end of 2015. Two big questions remain. First, will the Fed initiate monetary policy rate increases in 2015 and how will markets respond? Second, will China experience a significant growth slowdown without policy intervention?

28	September 30, 2015 |	Annual Report

Unaudited

AllianzGI Global Allocation Fund (cont’d)

We anticipated that the Fed would maintain short-term rates “lower for longer,” and while we now expect the Fed to move initially in either December 2015 or early 2016, we recognize that this will be contingent on the health of incoming economic data. In the interim, there is considerable room for volatility to spike again in the manner we observed in late August. If the Fed prolongs its current zero interest rate policy, we believe the Fund’s exposure to short duration high income and opportunistic income would benefit.

We believe China is likely to experience further economic weakness based on recent data. However, with all eyes on China, we expect that the Chinese government will use all available levers to mute the effects on markets. In the event that the Chinese economy weakens more than expected, we anticipate that this will weigh on both broader emerging market assets and on commodity prices.

As of the end of the period, the Fund has an underweight to global equities and its fixed-income exposure is roughly in line with the benchmark index, including in terms of duration. Within fixed income, the Fund has an overweight to TIPS, short duration high yield bonds and corporate bonds relative to the benchmark index. The Fund has exposure to opportunistic assets primarily through a structured-return strategy that seeks to be uncorrelated to the broader market. The Fund has no direct exposure to commodities futures.

Since the first calendar quarter of 2015, the Fund has used a broader range of investments and a more tactical approach across markets. There is now also a greater focus on mitigating downside risk. We believe that these adjustments will benefit the Fund going forward.

Average Annual Total Return for the period ended September 30, 2015

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Global Allocation Fund Class A	–4.58%	4.81%	4.46%	5.39%
AllianzGI Global Allocation Fund Class A (adjusted)	–9.83%	3.63%	3.87%	5.04%
AllianzGI Global Allocation Fund Class B	–5.33%	4.05%	3.92%	5.06%
AllianzGI Global Allocation Fund Class B (adjusted)	–9.88%	3.71%	3.92%	5.06%
AllianzGI Global Allocation Fund Class C	–5.30%	4.05%	3.69%	4.60%
AllianzGI Global Allocation Fund Class C (adjusted)	–6.21%	4.05%	3.69%	4.60%
AllianzGI Global Allocation Fund Class D	–4.59%	4.82%	4.46%	5.39%
AllianzGI Global Allocation Fund Class R	–4.75%	4.62%	4.23%	5.15%
AllianzGI Global Allocation Fund Class P	–4.44%	5.03%	4.68%	5.60%
AllianzGI Global Allocation Fund Institutional Class	–4.39%	5.09%	4.85%	5.84%
AllianzGI Global Allocation Fund Administrative Class	–4.66%	4.82%	4.49%	5.43%
AllianzGI Global Allocation Fund Class R6	–4.33%	5.18%	4.95%	5.94%
MSCI ACWI	–6.66%	6.82%	4.58%	5.03%
60% MSCI ACWI, 40% Barclays US Aggregate Bond Index	–2.76%	5.55%	4.97%	5.39%
Barclays US Aggregate Bond Index	2.94%	3.10%	4.64%	5.05%
Lipper Mixed-Asset Target Allocation Moderate Funds Average	–3.06%	6.17%	4.55%	5.14%

† The Fund began operations on 9/30/98. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 9/30/98.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 124 and 125 for more information. The Fund’s gross expense ratios are 1.64% for Class A shares, 2.40% for Class B shares, 2.38% for Class C shares, 1.67% for Class D shares, 1.83% for Class R shares, 1.42% for Class P shares, 1.41% for Institutional Class shares, 1.31% for Class R6 shares and 1.57% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/16 (1/31/17 for Class R6). The Fund’s expense ratios net of this reduction are 1.09% for Class A shares, 1.81% for Class B shares, 1.83% for Class C shares, 1.09% for Class D shares, 1.26% for Class R shares, 0.86% for Class P shares, 0.85% for Institutional Class shares, 0.75% for Class R6 shares and 1.10% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2015, as supplemented to date.

Annual Report	| September 30, 2015	29

Unaudited

AllianzGI Global Allocation Fund (cont’d)

Cumulative Returns Through September 30, 2015

Fund Allocation (as of September 30, 2015)

AllianzGI Best Styles Global Equity	51.7%
PIMCO Income	9.0%
AllianzGI Short Duration High Income	7.2%
PIMCO Investment Grade Corporate Bond	5.1%
AllianzGI Structured Return	5.1%
iShares MSCI USA Minimum Volatility	2.6%
Vanguard Long Term Corporate Bond	2.3%
Schwab U.S. TIPS	2.3%
Other	7.2%
Cash & Equivalents — Net	7.5%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Class R6	Administrative Class
Beginning Account Value*	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/15)	$937.50	$934.30	$934.00	$938.10	$937.30	$938.60	$938.90	$988.60	$937.40
Expenses Paid During Period	$3.16	$6.64	$6.74	$3.16	$3.98	$2.04	$1.99	$0.18	$3.21

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Class R6	Administrative Class
Beginning Account Value (4/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/15)	$1,021.81	$1,018.20	$1,018.10	$1,021.81	$1,020.96	$1,022.96	$1,023.01	$1,023.56	$1,021.76
Expenses Paid During Period	$3.29	$6.93	$7.03	$3.29	$4.15	$2.13	$2.08	$1.52	$3.35

* Class R6 commenced operations on September 8, 2015. The Actual expense example is based on the period since inception; the Hypothetical expense example is based on the period beginning April 1, 2015. If the Hypothetical expense example had been based on the period since inception, the Ending Account Value and Expenses Paid During Period would have been $1,002.83 and $0.18, respectively.

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.65% for Class A, 1.37% for Class B, 1.39% for Class C, 0.65% for Class D, 0.82% for Class R, 0.42% for Class P, 0.41% for Institutional Class, 0.30% for Class R6 and 0.66% for Administrative Class), multiplied by the average account value over the period, multiplied by 183 (22 for Class R6)/365 for the Actual expense example and 183/365 for the Hypothetical expense example. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

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Annual Report	| September 30, 2015	31

Unaudited

AllianzGI Global Dynamic Allocation Fund (formerly AllianzGI Global Growth Allocation Fund)

For the period of October 1, 2014 through September 30, 2015, as provided by the Multi-Asset US Group.

Fund Insights

For the twelve-month period ended September 30, 2015, Class A shares at NAV of the AllianzGI Global Dynamic Allocation Fund (the “Fund”) returned -5.35%, underperforming the 60% MSCI AC World Index and 40% Barclays US Aggregate Bond Index (the “benchmark index”), which returned -2.76%. Effective September 30, 2015, the Fund’s fiscal year end changed from November 30th to September 30th. For the fiscal reporting period from December 1, 2014 through September 30, 2015, Class A shares at NAV of the Fund returned -5.30%, underperforming its benchmark index, which returned -4.78%. The discussion that follows, as well as the subsequent performance information, relates to the twelve-month period ended September 30, 2015.

Market Overview

For the twelve-month period of October 1, 2014 through September 30, 2015, global equities underperformed global bonds by more than 3%, and within equities emerging markets meaningfully underperformed developed markets. The worst performing asset class was commodities, with the Bloomberg Commodity Index down 26.0% based mainly on persistently weak oil prices. For the period, the Bloomberg Energy Subindex declined roughly 50%. Trends that initiated in the fourth quarter of 2014 persisted into 2015 including weak commodity prices led by oil, which fell based on supply-demand shocks, as well as broad concerns about a slowdown in global economic activity and a stronger trade weighted USD.

Another persistent theme has been uncertainty around the Fed’s monetary policy decisions. In late 2014, the Fed announced that it would maintain short term interest rates near zero for a “considerable time” leading markets to anticipate an initial rate liftoff at around the middle of 2015 contingent on better economic data. However, as economic data in the US deteriorated and concerns about US growth arose in the early 2015, bond investors accumulated Treasuries and yields plummeted, with the 10-year falling from 2.4% in early October to 1.6% in late January. Such precipitous declines in bond yields were not limited to the US; European bond yields similarly fell through April in part fueled by the aggressive quantitative easing policy that the ECB announced in January.

Portfolio Review

Effective January 1, 2015, the Fund’s benchmark changed from a custom-blended index comprised of 80% MSCI AC World Index and 20% Barclays US Aggregate Bond Index, to a custom blended index comprised of 60% MSCI AC World Index and 40% Barclays US Aggregate Bond Index. In accordance with SEC Regulations, the custom 80/20 blended benchmark will continue to be displayed in the prospectus for one year following the change.

The Fund’s trailing relative performance over the 1-year period can be traced to results in the fourth quarter of 2014, before a strategy change on January 1, 2015; more on this below. During the final quarter of 2014, the Fund’s Class A shares at NAV returned -2.10%; this trailed (by 3.07%) the custom-blended index, which returned 0.97%. In aggregate, the Fund’s off benchmark exposure to commodities and global credit detracted from performance, which resulted in relative underperformance during the fourth quarter.

Beginning in the first quarter of 2015, the Fund implemented a strategy that sought to take advantage of a broader range of investments and took a more tactical approach across markets. Since this strategy change on January 1, 2015, the Fund’s Class A shares at NAV returned -3.08%; this outperformed (by 0.62%) the custom blended benchmark index, which returned -3.70%. During the period, we adjusted the asset-allocation positioning to reflect market trends.

In the first quarter, as global bond yields fell to record lows and equity prices rallied, the Fund favored developed market equities with overweights across regions and an emphasis on Europe and Japan, which contributed to performance. The positions were later reduced during the second and third quarters to ultimately end the twelve-month period with underweights across developed and emerging-market equities.

While the Fund benefited from being overweight to global equities earlier in the period, declines in global equity prices during the third quarter meant that the active positions in equities had a more muted contribution to relative returns for that period. These allocation effects resulted in a roughly neutral effect on overall results. The Fund’s equity exposure was primarily achieved through the AllianzGI Best Styles investment process and through managed volatility strategies, which both outperformed their benchmarks during the period and were a key contributor to the Fund’s overall relative results. Exposures to opportunistic asset classes provided a mixed but ultimately negative contribution to overall results. In particular, exposure to small cap US equities during the period detracted from overall results.

The Fund’s fixed-income positioning throughout the year-to-date period favored US corporate debt over mortgage-backed and US government bonds—including TIPS. As government-bond yields across global fixed-income markets declined toward the end of the first quarter, the underweight to US Government bonds was maintained but reduced in magnitude. Amidst market declines in the third quarter sparked by concerns over China, the Fund increased exposure to fixed income with an overweight in US government bonds and mortgages, while corporate bonds were reduced to a roughly benchmark weight.

Collectively, the Fund’s fixed-income exposures contributed to performance, as the timing effects of its US government bond and mortgage exposures modestly contributed while, conversely, the overweight to rising corporate debt yields modestly detracted.

32	September 30, 2015 |	Annual Report

Unaudited

AllianzGI Global Dynamic Allocation Fund (formerly AllianzGI Global Growth Allocation Fund) (cont’d)

Outlook

In the next twelve-month period, we believe much of the uncertainty that has arisen in recent months will continue to weigh on markets—particularly through the end of 2015. Two big questions remain. First, will the Fed initiate monetary policy rate increases in 2015 and how will markets respond? Second, will China experience a significant growth slowdown without policy intervention?

We anticipated that the Fed would maintain short-term rates “lower for longer,” and while we now expect the Fed to move initially in either December 2015 or early 2016, we recognize that this will be contingent on the health of incoming economic data. In the interim, there is considerable room for volatility to spike again in the manner we observed in late August. If the Fed prolongs its current zero interest rate policy, we expect the Fund’s exposure to short duration high income and opportunistic income would likely benefit.

We believe China is likely to experience further economic weakness based on recent data. However, with all eyes on China, we expect that the Chinese government will use all available levers to mute the effects on markets. In the event that the Chinese economy weakens more than expected, we anticipate that this will weigh on both broader emerging market assets and on commodity prices.

At the end of the period, the Fund continued to be underweight global equities in favor of fixed income, with an overweight to US government bonds and mortgages.

Since the first calendar quarter of 2015, the Fund has used a broader range of investments and a more tactical approach across markets. There is now also a greater focus on mitigating downside risk. We believe that these adjustments will benefit the Fund going forward.

Average Annual Total Return for the period ended September 30, 2015

	1 Year	5 Year	Since Inception†
AllianzGI Global Dynamic Allocation Fund Class A	–5.35%	5.58%	10.59%
AllianzGI Global Dynamic Allocation Fund Class A (adjusted)	–10.55%	4.39%	9.62%
AllianzGI Global Dynamic Allocation Fund Class C	–6.07%	4.77%	9.78%
AllianzGI Global Dynamic Allocation Fund Class C (adjusted)	–6.89%	4.77%	9.78%
AllianzGI Global Dynamic Allocation Fund Class D	–5.38%	5.56%	10.60%
AllianzGI Global Dynamic Allocation Fund Class R	–5.54%	5.32%	10.34%
AllianzGI Global Dynamic Allocation Fund Class P	–5.19%	5.75%	10.80%
AllianzGI Global Dynamic Allocation Fund Institutional Class	–5.12%	5.86%	10.92%
AllianzGI Global Dynamic Allocation Fund Administrative Class	–5.33%	5.60%	10.64%
MSCI ACWI	–6.66%	6.82%	11.28%
Barclays US Aggregate Bond Index	2.94%	3.10%	4.43%
60% MSCI ACWI, 40% Barclays US Aggregate Bond Index*	–2.76%	5.55%	8.80%
Lipper Global Flexible Portfolio Funds Average	–5.59%	5.38%	9.17%

† The Fund began operations on 4/27/09. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 4/30/09.

* Prior to certain changes to the Fund’s principal investment strategies that went into effect January 1, 2015, the Fund disclosed a custom secondary benchmark with a different blend of these two broad-based market indices (80% MSCI ACWI and 20% Barclays US Aggregate Bond Index).

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 124 and 125 for more information. The Fund’s gross expense ratios are 4.72% for Class A shares, 5.50% for Class C shares, 4.70% for Class D shares, 5.18% for Class R shares, 4.59% for Class P shares, 4.49% for Institutional Class shares and 4.74% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/16. The Fund’s expense ratios net of this reduction are 1.10% for Class A shares, 1.83% for Class C shares, 1.10% for Class D shares, 1.35% for Class R shares, 0.95% for Class P shares, 0.85% for Institutional Class shares and 1.10% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2015, as supplemented to date.

Annual Report	| September 30, 2015	33

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AllianzGI Global Dynamic Allocation Fund (formerly AllianzGI Global Growth Allocation Fund) (cont’d)

Cumulative Returns Through September 30, 2015

Asset Allocation (as of September 30, 2015)

Mutual Funds	65.8%
U.S. Treasury Obligations	6.7%
Exchange-Traded Funds	6.1%
U.S. Government Agency Securities	0.5%
Cash & Equivalents — Net	20.9%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (4/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/15)	$940.70	$937.10	$941.00	$939.80	$941.70	$941.80	$940.60
Expenses Paid During Period	$3.70	$7.24	$3.70	$4.91	$2.97	$2.48	$3.70

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (4/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/15)	$1,021.26	$1,017.60	$1,021.26	$1,020.00	$1,022.01	$1,022.51	$1,021.26
Expenses Paid During Period	$3.85	$7.54	$3.85	$5.11	$3.09	$2.59	$3.85

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.76% for Class A, 1.49% for Class C, 0.76% for Class D, 1.01% for Class R, 0.61% for Class P, 0.51% for Institutional Class and 0.76% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

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Unaudited

AllianzGI Global Megatrends Fund

From inception on February 2, 2015 through September 30, 2015, as provided by John Schroer, CFA, Portfolio Manager.

Fund Insights

For the period from inception on February 2, 2015 through September 30, 2015, Class A shares at NAV of the AllianzGI Global Megatrends Fund (the “Fund”) returned -7.73%, underperforming the MSCI ACWI (the “benchmark index”), which returned -6.43%.

The Fund is allocated to five underlying strategies (“sleeves”) with a target allocation of 20% to each strategy. Below is a summary of the underlying sleeves since inception of the Fund.

AllianzGI Emerging Markets Consumer:

For the period from inception on February 2, 2015 through September 30, 2015, the AllianzGI Emerging Markets Consumer sleeve lost about 15%, driven by a risk-off environment and pervasive negative sentiment towards emerging markets and exacerbated by fears of a China-driven global economic slowdown.

The sleeve was essentially in line with its benchmark index, given the indiscriminate market decline; it trailed slightly, attributable to stock selection. The sleeve’s strategic avoidance of energy and materials stocks resulted in a performance lag during April, when the benchmark index was up nearly 8% and these higher beta stocks were among the outperformers.

The consumer discretionary and consumer staples sectors were among the outperformers thanks to the combination of stock selection and a relative overweight allocation. Meanwhile, information technology was the largest relative laggard, due in part to an underweight in the IT services and internet software and services industries.

From a country standpoint, Taiwan and Mexico added to returns given favorable stock selection, as did select developed markets which capture growth of the local emerging markets consumer, including France and the United States. Conversely, South Korea was a relative detractor, due to an overweight allocation and negative stock selection, as did the underweight allocation to Russia.

AllianzGI Global Natural Resources:

For the period from inception on February 2, 2015 through September 30, 2015, the AllianzGI Global Natural Resources sleeve lost about 20% as continued weakness across the energy sector weighed on performance.

The sleeve’s performance was strong in February and March, notably outpacing the natural resources category peers. The sleeve gave back some gains in the second quarter, falling 3%. However, most of the inception-to-date fall came in the third quarter. The Bloomberg Commodities Index—a mix of energy products, agricultural goods and industrial and precious metals—gave up 14.5%, hitting levels last seen during Bill Clinton’s presidency. US crude oil traded down nearly 25%, briefly slipping below $40 per barrel for the first time since 2009, as the Organization of the Petroleum Exporting Countries (“ OPEC”) held its resolve not to cut supply. Gold fell for a fifth consecutive quarter. Combined with negative sentiment surrounding emerging markets, the reporting period was difficult for natural resource-related funds overall.

However, despite these headwinds the manager’s highly conscientious approach to balance sheet and liquidity risk proved to be beneficial. The sleeve outperformed its peer group over the full period and has since seen a notable rebound. Further, the manager has focused on identifying companies that can benefit from lower commodity prices and input costs. Many holdings have potential not only to endure the industry’s challenges, but also to perform well into an expected price recovery.

AllianzGI Global Water:

For the period from inception on February 2, 2015 through September 30, 2015, the AllianzGI Global Water sleeve lost about 5%, infected by the macro-economic concerns mentioned, and continued fall-out from China’s stock market correction.

The manager sees encouraging signs that investments in water infrastructure by US municipalities have started to pick up again after many years of austerity. Water mergers & acquisitions (“M&A”) continue to be an active theme as companies try to participate in the structural attractiveness of water technology.

The manager expects investments in water infrastructure to continue to accelerate as municipalities stop postponing investments needed to address the further deterioration of the existing networks in the US and Europe. Core holdings of the sleeve remain the leading water pump companies and companies with differentiated products needed for water infrastructure operations.

AllianzGI Health Sciences:

For the period from inception on February 2, 2015 through September 30, 2015, the AllianzGI Health Sciences sleeve returned about 3%. Considering the performance in the overall market as well as by the health care sector, this was a relative bright spot for the Fund. The sleeve has navigated the space well, given regulatory challenges such as heightened scrutiny of pharmaceutical companies by the government over drug pricing practices.

After steadily appreciating over the period to peak in mid-July, the sleeve fell in August and September amidst the broader market decline and high-profile, negative rhetoric on drug pricing led by democratic presidential candidate Hillary Clinton. Importantly for investors, a feature of the sleeve is the ability to engage in limited short selling to both preserve capital during market declines or to take advantage of a company or industry that is structurally flawed and overvalued. In anticipation of increased opposition to perceived high drug pricing, the manager initiated a modest short of a biotech focused exchange-traded fund (“ETF”). The decline in that ETF was one of the larger contributors to performance during the downdraft and also helped the inception-to-date returns. The ability to take swift action has meant that this sleeve has outperformed its category average in virtually every month over the period, which included both up and down markets.

36	September 30, 2015 |	Annual Report

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AllianzGI Global Megatrends Fund (cont’d)

AllianzGI Technology Fund:

For the period from inception on February 2, 2015 through September 30, 2015, the AllianzGI Technology sleeve lost about 1%, which still represents a respectable performance considering the selling pressure hurting higher growth stocks and segments in August and September.

The technology sleeve maintained positions in high growth companies with reasonable valuations and earnings visibility. The high growth exposure is offset by our positions in large-and mega-cap companies with attractive valuations and free cash flow generation.

The sleeve’s manager maintains conviction in the major technology themes, which include cloud computing, internet security, mobile applications, and “The Internet of Things”, representing strong trends taking place to equip everyday devices and appliances with sensors to automatically work together.

In terms of market cap, the exposure to some mid-sized, high growth companies is balanced by exposure to large and mega cap companies that are producing attractive growth by successfully transitioning to newer technologies.

Cumulative Return for the period ended September 30, 2015

Since Inception†
AllianzGI Global Megatrends Fund Class A	–7.73%
AllianzGI Global Megatrends Fund Class A (adjusted)	–12.81%
AllianzGI Global Megatrends Fund Class P	–7.60%
AllianzGI Global Megatrends Fund Institutional Class	–7.53%
MSCI ACWI	–6.43%
Lipper Global Multi-Cap Core Funds Average	–4.40%

† The Fund began operations on 2/2/15. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 1/31/15.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 124 and 125 for more information. The Fund’s gross expense ratios are 8.25% for Class A shares, 8.10% for Class P shares and 8.00% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/16. The Fund’s expense ratios net of this reduction are 1.30% for Class A shares, 1.15% for Class P shares and 1.05% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2015, as supplemented to date.

Cumulative Returns Through September 30, 2015

Fund Allocation (as of September 30, 2015)

AllianzGI Health Sciences	22.1%
AllianzGI Technology	21.1%
AllianzGI Global Water	20.2%
AllianzGI Emerging Markets Consumer	18.1%
AllianzGI Global Natural Resources	16.9%
Cash & Equivalents — Net	1.6%

Annual Report	| September 30, 2015	37

Unaudited

AllianzGI Global Megatrends Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class P	Institutional Class
Beginning Account Value (4/1/15)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/15)	$890.00	$891.30	$892.00
Expenses Paid During Period	$0.71	$—	$—

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class P	Institutional Class
Beginning Account Value (4/1/15)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/15)	$1,024.32	$1,025.07	$1,025.07
Expenses Paid During Period	$0.76	$—	$—

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.15% for Class A, 0.00% for Class P and 0.00% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

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Unaudited

AllianzGI Behavioral Advantage Large Cap Fund

For the period of October 1, 2014 through September 30, 2015, as provided by Raife Giovinazzo, CFA, PhD, Portfolio Manager.

Fund Insights

For the twelve-month period ended September 30, 2015, Class A shares at NAV of the AllianzGI Behavioral Advantage Large Cap Fund (the “Fund”) returned 0.44%, outperforming the S&P 500 Index (the “benchmark index”), which returned -0.61%. Effective September 30, 2015, the Fund’s fiscal year end changed from November 30th to September 30th. For the fiscal reporting period from December 1, 2014 through September 30, 2015, Class A shares at NAV of the Fund returned -4.33%, outperforming its benchmark index, which returned -5.53%. The discussion that follows, as well as the subsequent performance information, relates to the twelve-month period ended September 30, 2015.

On an absolute basis, while this period was essentially flat for the stock market and the Fund, the US economy continued to improve, although market volatility increased.

On a relative basis, the Fund outperformed the benchmark index by more than one percent. Our outperformance relative to the benchmark index was due to a combination of sector allocation and stock selection. We use a “bottom up” process of selecting individual stocks. On average, we selected more consumer discretionary, consumer staples and energy stocks, relative to the composition of the benchmark index, which helped performance. In general, we aim for a diversified portfolio that is roughly similar to the benchmark index in sector composition.

As for stock selection, since the Fund is built deliberately as a diversified portfolio of 300-500 stocks, there were many minor wins and losses in 2015, however no single stock dominated. We had a good batting average, with 53% of our over-weights subsequently outperforming the index. We had particularly good stock selection among industrial stocks.

Our investment process is based on two key behavioral ideas: (1) we try to buy stocks where investors are likely over-reacting to bad news, and (2) we try to buy stocks where investors are likely under-reacting to good news. Our over-reaction sub-strategy was relatively flat for the year, while our under-reaction sub-strategy outperformed. In general, our two sub-strategies are slightly negatively correlated—so it is quite common for one to be flat or down while the other outperforms. In the long run, we expect both our over-reaction and under-reaction strategies to add alpha relative to the benchmark index.

Overall, our Fund was up and outperformed the benchmark index in 2015, and has also outperformed the benchmark index since inception.

Reorganization

On October 21, 2015, Shareholders of the Fund approved a reorganization of the Fund with and into Fuller & Thaler Behavioral Core Equity Fund. The reorganization was completed on October 23, 2015.

Average Annual Total Return for the period ended September 30, 2015

	1 Year	Since Inception†
AllianzGI Behavioral Advantage Large Cap Fund Class A	0.44%	16.32%
AllianzGI Behavioral Advantage Large Cap Fund Class A (adjusted)	–5.08%	14.71%
AllianzGI Behavioral Advantage Large Cap Fund Class C	–0.26%	15.45%
AllianzGI Behavioral Advantage Large Cap Fund Class C (adjusted)	–1.02%	15.45%
AllianzGI Behavioral Advantage Large Cap Fund Class D	0.48%	16.32%
AllianzGI Behavioral Advantage Large Cap Fund Class P	0.62%	16.54%
AllianzGI Behavioral Advantage Large Cap Fund Institutional Class	0.75%	16.68%
S&P 500 Index	–0.61%	15.04%
Lipper Multi-Cap Core Funds Average	–2.15%	12.42%

† The Fund began operations on 9/8/11. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 8/31/11.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 124 and 125 for more information. The Fund’s gross expense ratios are 1.02% for Class A shares, 1.83% for Class C shares, 4.22% for Class D shares, 0.81% for Class P shares and 0.76% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/16. The Fund’s expense ratios net of this reduction are 0.81% for Class A shares, 1.57% for Class C shares, 0.81% for Class D shares, 0.65% for Class P shares and 0.55% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2015, as supplemented to date.

40	September 30, 2015 |	Annual Report

Unaudited

AllianzGI Behavioral Advantage Large Cap Fund (cont’d)

Cumulative Returns Through September 30, 2015

Industry Allocation (as of September 30, 2015)

IT Services	8.2%
Specialty Retail	8.1%
Health Care Providers & Services	7.6%
Hotels, Restaurants & Leisure	7.3%
Food and Staples Retailing	6.0%
Food Products	4.9%
Commercial Services & Supplies	4.1%
Aerospace & Defense	3.5%
Other	50.1%
Cash & Equivalents — Net	0.2%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (4/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/15)	$936.30	$933.20	$936.50	$937.20	$938.10
Expenses Paid During Period	$3.93	$7.61	$3.93	$3.16	$2.67

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (4/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/15)	$1,021.01	$1,017.20	$1,021.01	$1,021.81	$1,022.31
Expenses Paid During Period	$4.10	$7.94	$4.10	$3.29	$2.79

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.81% for Class A, 1.57% for Class C, 0.81% for Class D, 0.65% for Class P and 0.55% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

Annual Report	| September 30, 2015	41

Unaudited

AllianzGI Best Styles Emerging Markets Equity Fund

From inception on December 9, 2014 through September 30, 2015, as provided by Dr. Michael Heldmann, CFA, Portfolio Manager.

Fund Insights

For the period from inception on December 9, 2014 through September 30, 2015, Class R6 shares at NAV of the AllianzGI Best Styles Emerging Markets Equity Fund (the “Fund”) returned -14.90%, outperforming the MSCI Emerging Markets Index (the “benchmark index”), which returned -16.11%.

Portfolio Review

The Fund implemented a well-diversified blend of the five long-term successful investment styles, emphasizing value, momentum, earnings revisions, growth and quality, and as such, established stable exposures to contrarian and trend-following investment styles.

In the first half of the reporting period, the Fund outperformed the benchmark index. The positive relative performance was the result of an advantageous performance of both contrarian and trend-following investment styles. Particularly the relative performance of the investment styles growth and earnings revisions were strong. Conversely, the structural overweight in stocks with smaller market capitalization within the Best Styles portfolios inversely impacted the overall relative performance in the first half of the period.

While the investment style value contributed positively in the first half of the reporting period, it struggled in the second half, ending relatively negatively versus its benchmark index. On a more positive note, the trend-following strategies outperformed their benchmark index in the second half of the reporting period and successfully overcompensated for the weak performance of the contrarian investment style, demonstrating the benefits of a well-diversified investment style mix.

The Fund’s strategy allows for sector allocation, with a maximum deviation of 4% versus the benchmark index. The overall contribution from active sector allocation was negative for the Fund’s strategy over the reporting period mainly stemming from the underweight position in health care stocks.

On the other hand, stock selection was strong and overcompensated for the adverse sector allocation effect. Selection of stocks within the consumer discretionary, industrials and consumer staples sectors all contributed positively while the stock selection within the health care sector was weaker.

From a regional point of view, the overall contribution from active regional weightings was negative. Overweighting Pacific ex Japan companies and slightly overweighting companies in Latin America hurt performance. The Fund holds a broad number of stocks to implement a well-diversified mix of investment styles and assigns a maximum active weighting of 1% to individual stocks. Thus, the performance impact of individual stocks is lower for the Fund as compared to concentrated portfolios. In sum, the performance contributions from stock selection were strong over the reporting period and overcompensated for the less advantageous contribution from sector and regional allocations.

Cumulative Return for the period ended September 30, 2015

Since Inception†
AllianzGI Best Styles Emerging Markets Equity Fund Class P	–15.05%
AllianzGI Best Styles Emerging Markets Equity Fund Institutional Class	–14.98%
AllianzGI Best Styles Emerging Markets Equity Fund Class R6	–14.90%
MSCI Emerging Markets Index	–16.11%
Lipper Emerging Markets Funds Average	–18.92%

† The Fund began operations on 12/9/14. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 11/30/14.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 124 and 125 for more information. The Fund’s gross expense ratios are 6.14% for Class P shares, 6.04% for Institutional Class shares and 6.04% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/16. The Fund’s expense ratios net of this reduction are 0.80% for Class P shares, 0.70% for Institutional Class shares and 0.60% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2015, as supplemented to date.

42	September 30, 2015 |	Annual Report

Unaudited

AllianzGI Best Styles Emerging Markets Equity Fund (cont’d)

Cumulative Returns Through September 30, 2015

Country Allocation (as of September 30, 2015)

China	20.4%
Korea (Republic of)	14.7%
South Africa	9.0%
Taiwan	8.7%
Brazil	6.5%
Mexico	4.7%
Hong Kong	3.7%
Turkey	2.6%
Other	16.9%
Cash & Equivalents — Net	12.8%

Shareholder Expense Example	Actual Performance
	Class P	Institutional Class	Class R6
Beginning Account Value (4/1/15)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/15)	$851.00	$851.10	$851.80
Expenses Paid During Period	$3.71	$3.25	$2.79

	Hypothetical Performance
	(5% return before expenses)
	Class P	Institutional Class	Class R6
Beginning Account Value (4/1/15)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/15)	$1,021.06	$1,021.56	$1,022.06
Expenses Paid During Period	$4.05	$3.55	$3.04

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.80% for Class P, 0.70% for Institutional Class and 0.60% for Class R6), multiplied by the average account value over the period, multiplied by 183/365.

Annual Report	| September 30, 2015	43

Unaudited

AllianzGI Best Styles Global Equity Fund

For the period of October 1, 2014 through September 30, 2015, as provided by Dr. Rainer Tafelmayer, Portfolio Manager.

Fund Insights

For the twelve-month period ended September 30, 2015, Class A shares at NAV of the AllianzGI Best Styles Global Equity Fund (the “Fund”) returned -3.40%, outperforming the MSCI ACWI (the “benchmark index”), which returned -6.66%. Effective September 30, 2015, the Fund’s fiscal year end changed from November 30th to September 30th. For the fiscal reporting period from December 1, 2014 through September 30, 2015, Class A shares at NAV of the Fund returned -7.14%, outperforming its benchmark index, which returned -8.83%. The discussion that follows, as well as the subsequent performance information, relates to the twelve-month period ended September 30, 2015.

Portfolio Review

With respect to the whole twelve-month period, the Fund’s performance was 3.26% ahead of the benchmark index and exceeded expectations.

In the last month of 2014, the Fund generated outperformance of about 0.8% over the benchmark index in sideways markets. During this time, trend-following investment styles of momentum and earnings revisions were outperforming the broad market with mostly neutral contributions from the investment style value.

The first quarter of 2015 was an uninspiring quarter for style investing, and hence for the Fund, as most investment style returns were rather low. Small caps were the only major investment style to post strong returns.

The second quarter of 2015 was a very strong quarter as the Fund managed to outperform its benchmark by approximately 1.2%. All major investment styles outperformed the global markets with value being the investment style winner in April and showing a strong reversal to the trend-following investment styles of momentum, earnings revisions and growth in May and June.

The third quarter was again dominated by high risk aversion in falling global markets and an underperforming investment style of value, in particular in July. During July the Fund lost relative to the benchmark index. However, thanks to the implementation of a diversified style mix this underperformance could be limited and compensated in the following two months by the strong outperformance of the trend-following investment styles to the benchmark index. In total the quarter ended up with neutral relative performance.

The Fund’s strategy has only moderate leeway for sector allocation with a maximum deviation of 3% versus the benchmark index for active sector weightings. The overall contribution from active sector allocation was positive with the largest contributors coming from underweights in the energy and materials sectors. From a regional point of view, the overall contribution from active weightings was also positive, especially from overweights in Japanese stocks and underweights in Pacific ex Japan stocks.

The Fund holds a broad number of stocks to implement a well-diversified mix of investment styles and assigns a maximum active weighting of 1% to individual stocks. Thus, the performance impact of individual stocks is lower for the Fund as compared to concentrated portfolios, however in total the performance contributions from stock selection were strongly positive over the twelve-month period. Sector-wise, stock selection was most successful in consumer staples and health care as well as materials, while stock selection within information technology delivered negative contributions.

Stock selection within regions was particularly successful in Europe and the US. Japan also contributed positively, while the contributions from stock selection in emerging markets, especially emerging Asia, were negative during the twelve-month period.

Average Annual Total Return for the period ended September 30, 2015

	1 Year	Since Inception†
AllianzGI Best Styles Global Equity Fund Class A	–3.40%	1.27%
AllianzGI Best Styles Global Equity Fund Class A (adjusted)	–8.71%	–1.82%
AllianzGI Best Styles Global Equity Fund Class P	–3.26%	1.43%
AllianzGI Best Styles Global Equity Fund Institutional Class	–3.18%	1.53%
AllianzGI Best Styles Global Equity Fund Class R6	–3.09%	1.62%
MSCI ACWI	–6.66%	–0.59%
Lipper Global Multi-Cap Core Funds Average	–4.69%	–0.54%

† The Fund began operations on 12/2/2013. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 11/30/2013.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A Shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 124 and 125 for more information. The Fund’s gross expense ratios are 2.53% for Class A shares, 1.68% for Class P shares, 2.27% for Institutional Class shares and 1.80% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/16. The Funds expense ratios net of this reduction are 0.75% for Class A shares, 0.60% for Class P shares, 0.50% for Institutional Class shares and 0.40% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2015, as supplemented to date.

44	September 30, 2015 |	Annual Report

Unaudited

AllianzGI Best Styles Global Equity Fund (cont’d)

Cumulative Returns Through September 30, 2015

Country Allocation (as of September 30, 2015)

United States	50.5%
Japan	9.6%
United Kingdom	6.5%
Canada	4.5%
Germany	3.9%
France	3.2%
China	3.1%
Netherlands	1.4%
Other	15.6%
Cash & Equivalents — Net	1.7%

Shareholder Expense Example	Actual Performance
	Class A	Class P	Institutional Class	Class R6
Beginning Account Value (4/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/15)	$917.90	$918.30	$919.20	$919.60
Expenses Paid During Period	$3.61	$2.93	$2.45	$1.97

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class P	Institutional Class	Class R6
Beginning Account Value (4/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/15)	$1,021.31	$1,022.01	$1,022.51	$1,023.01
Expenses Paid During Period	$3.80	$3.09	$2.59	$2.08

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.75% for Class A, 0.61% for Class P, 0.51% for Institutional Class and 0.41% for Class R6), multiplied by the average account value over the period, multiplied by 183/365.

Annual Report	| September 30, 2015	45

Unaudited

AllianzGI Best Styles International Equity Fund

From inception on December 9, 2014 through September 30, 2015, as provided by Dr. Michael Heldmann, CFA, Portfolio Manager.

Fund Insights

For the period from inception on December 9, 2014 through September 30, 2015, Class R6 shares at NAV of the AllianzGI Best Styles International Equity Fund (the “Fund”) returned -7.59%, underperforming the MSCI EAFE Index (the “benchmark index”), which returned -7.14%.

Portfolio Review

The Fund implemented a well-diversified blend of the five long-term investment styles, emphasizing value, momentum, earnings revisions, growth and quality, and as such established a well-diversified mix of contrarian and trend-following investment styles.

Investment style performance was mixed in the period starting from December 9, 2014 to September 30, 2015.

Due to the high volatility in market sub-segments, the Fund was unable to keep up with the benchmark index and underperformed it in the first half of the reporting period. Several sudden swings from risk-off to risk-on resulted in substantial reversals between valuation based and trend-following (momentum, revisions) investment styles. In this trend-reversing market environment, the trend-following strategies struggled. Conversely, the investment styles value and growth exhibited a moderately positive performance. Momentum and quality stocks’ performance was flat during the first half of the reporting period.

In the second half of the reporting period, the Fund managed to recover and outperformed its benchmark index in falling markets, however the outperformance was not significant enough to compensate for the underperformance seen during the first half of the reporting period. The outperformance seen in the second half of the reporting period was mainly due to a positive contribution from the strong performance of trend-following strategies, which overcompensated the weaker performance of value during first half of the reporting period.

The Fund’s strategy allows for sector allocation with a maximum deviation of 3% versus the benchmark index. The overall contribution from active sector allocation was negative for the Fund’s strategy over the reporting period mainly due to an underweight position in the outperforming consumer staples and health care sectors, and an overweight position in the underperforming energy sector. Stock selection was strong within the consumer discretionary sector and the industrials sector, but weaker for stocks within the energy, health care and information technology sectors.

From a regional point of view, the overall contribution from active weightings was positive. Underweighting Pacific ex Japan companies contributed positively. The overweight position in Japan also added to the relative performance of the Fund.

Cumulative Return for the period ended September 30, 2015

Since Inception†
AllianzGI Best Styles International Equity Fund Class P	–7.74%
AllianzGI Best Styles International Equity Fund Institutional Class	–7.66%
AllianzGI Best Styles International Equity Fund Class R6	–7.59%
MSCI EAFE Index	–7.14%
Lipper International Multi-Cap Value Funds Average	–9.48%

† The Fund began operations on 12/9/2014. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 11/30/2014.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 124 and 125 for more information. The Fund’s gross expense ratios are 5.90% for Class P shares, 5.80% for Institutional Class shares and 5.80% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/16. The Fund’s expense ratios net of this reduction are 0.65% for Class P shares, 0.55% for Institutional Class shares and 0.45% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2015, as supplemented to date.

46	September 30, 2015 |	Annual Report

Unaudited

AllianzGI Best Styles International Equity Fund (cont’d)

Cumulative Returns Through September 30, 2015

Country Allocation (as of September 30, 2015)

Japan	23.3%
United Kingdom	20.4%
Germany	11.6%
Switzerland	9.7%
France	7.2%
Italy	4.7%
Spain	4.1%
Australia	3.8%
Other	14.4%
Cash & Equivalents — Net	0.8%

Shareholder Expense Example	Actual Performance
	Class P	Institutional Class	Class R6
Beginning Account Value (4/1/15)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/15)	$911.10	$911.10	$911.80
Expenses Paid During Period	$3.11	$2.63	$2.16

	Hypothetical Performance
	(5% return before expenses)
	Class P	Institutional Class	Class R6
Beginning Account Value (4/1/15)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/15)	$1,021.81	$1,022.31	$1,022.81
Expenses Paid During Period	$3.29	$2.79	$2.28

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.65% for Class P, 0.55% for Institutional Class and 0.45% for Class R6), multiplied by the average account value over the period, multiplied by 183/365.

Annual Report	| September 30, 2015	47

Unaudited

AllianzGI Best Styles U.S. Equity Fund

From inception on December 1, 2014 through September 30, 2015, as provided by Dr. Michael Heldmann, CFA, Portfolio Manager.

Fund Insights

For the period from inception on December 1, 2014 through September 30, 2015, Class R6 shares at NAV of the AllianzGI Best Styles U.S. Equity Fund (the “Fund”) returned -5.12%, underperforming the S&P 500 Index (the “benchmark index”), which returned -4.88%.

Portfolio Review

The Best Styles strategy centers upon the conviction that investment styles like value or momentum carry risk premiums that can be harvested in a disciplined systematic approach, largely independent from the economic or market environment.

The period starting from December 1, 2014 to September 30, 2015 was challenging for US investors as several sudden swings from risk-off to risk-on resulted in substantial reversals between valuation based and trend-following (momentum, revisions) investment styles.

Overall, the positive contributions from the trend-following investment styles such as price momentum or earnings revisions successfully balanced the strongly negative performances of the higher risk investment styles value and small caps. However, the trend-following styles could not fully compensate for the negative impact of the higher risk investment styles and left the Fund with some slight underperformance relative to its benchmark index at the end of the reporting period.

The Fund’s strategy allows for sector allocation with a maximum deviation of 3% versus the benchmark index. The overall contribution from active sector allocation was positive for the Fund’s strategy over the reporting period mainly due to an underweight position in the underperforming energy sector. Conversely, the overweight position in financial stocks and the underweight position in health care stocks impacted adversely the relative performance of the Fund. Stock selection proved successful within the energy (oil refinery) and health care sectors, overcompensating for the negative effect within the consumer discretionary and information technology sectors.

Cumulative Return for the period ended September 30, 2015

Since Inception†
AllianzGI Best Styles U.S. Equity Fund Class P	–5.27%
AllianzGI Best Styles U.S. Equity Fund Institutional Class	–5.20%
AllianzGI Best Styles U.S. Equity Fund Class R6	–5.12%
S&P 500 Index	–4.88%
Lipper Multi-Cap Core Funds Average	–6.36%

† The Fund began operations on 12/1/2014. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 11/30/2014.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 124 and 125 for more information. The Fund’s gross expense ratios are 8.80% for Class P shares, 8.70% for Institutional Class shares and 8.70% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/16. The Fund’s expense ratios net of this reduction are 0.60% for Class P shares, 0.50% for Institutional Class shares and 0.40% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2015, as supplemented to date.

48	September 30, 2015 |	Annual Report

Unaudited

AllianzGI Best Styles U.S. Equity Fund (cont’d)

Cumulative Returns Through September 30, 2015

Industry Allocation (as of September 30, 2015)

Banks	6.3%
Health Care Providers & Services	5.8%
Insurance	5.8%
Technology Hardware, Storage & Peripherals	5.1%
Oil, Gas & Consumable Fuels	4.9%
Specialty Retail	3.8%
Semiconductors & Semiconductor Equipment	3.7%
Media	3.6%
Other	58.0%
Cash & Equivalents — Net	3.0%

Shareholder Expense Example	Actual Performance
	Class P	Institutional Class	Class R6
Beginning Account Value (4/1/15)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/15)	$932.90	$933.00	$933.60
Expenses Paid During Period	$2.91	$2.42	$1.94

	Hypothetical Performance
	(5% return before expenses)
	Class P	Institutional Class	Class R6
Beginning Account Value (4/1/15)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/15)	$1,022.06	$1,022.56	$1,023.06
Expenses Paid During Period	$3.04	$2.54	$2.03

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.60% for Class P, 0.50% for Institutional Class and 0.40% for Class R6), multiplied by the average account value over the period, multiplied by 183/365.

Annual Report	| September 30, 2015	49

Unaudited

AllianzGI China Equity Fund

For the period of October 1, 2014 through September 30, 2015, as provided by Christina Chung, CFA, CMA, Portfolio Manager.

Fund Insights

For the twelve-month period ended September 30, 2015, Class A shares at NAV of the AllianzGI China Equity Fund (the “Fund”) returned -2.93%, outperforming the MSCI China Index (the “benchmark index”), which returned -5.04%. Effective September 30, 2015, the Fund’s fiscal year end changed from November 30th to September 30th. For the fiscal reporting period from December 1, 2014 through September 30, 2015, Class A shares at NAV of the Fund returned -6.90%, outperforming its benchmark index, which returned -10.37%. The discussion that follows, as well as the subsequent performance information, relates to the twelve-month period ended September 30, 2015.

Market Overview

It was a volatile year for the Chinese equity markets. The first six months saw a massive liquidity driven rally in the Chinese A-shares market. The rally was fueled on expectations of monetary easing and supportive measures by the Chinese government to manage the economic slowdown. At the same time, various policy announcements, such as the Local Government Financing Vehicle replacement program and the deposit insurance scheme, were regarded as significant breakthroughs on the fiscal reforms front and further spurred investors to buy into the rally. The share prices of brokers, banks and exchanges did particularly well in this period.

The rally in China came to an abrupt halt in the middle of 2015, as the Chinese government took measures to cool down the market on worries of the formation of a bubble. This led to a sharp correction in share prices in the domestic A-shares market and the offshore markets as Chinese retail investors started selling their holdings indiscriminately. Since the correction in June, investors have been fretting over an implosion in China as the release of poor economic data continued. At the moment, we believe China is clearly the biggest worry for investors and the persistent investor unease over a hard landing has spread to other markets.

Portfolio Review

During the twelve-month period the Fund benefited from stock selection in the financials sector and the underweight in the energy sector, while stock selection in the information technology sector and the underweight in the financials sector detracted.

In particular, among the key contributors were CRRC Corporation Limited, a railway company, and Qingling Motors Co, an automotive manufacturer. In late 2014, China announced the merger of two of its main railway companies (China CNR Corporation and CSR Corporation Ltd) to form CRRC Corporation. The merged entity will be in a better position to compete internationally, especially in the high-speed rail segment. The merger has helped the stock price of railway companies. We have sold out of the name in favor of Zhuzhou CSR Times Electric where we expect to capture more upside from the New Silk Road and One Belt One Road initiatives. For Qingling Motors Co., the company’s share price rose on robust automotive industry sales over the last year. Overall, the company is expected to continue to benefit from the rising middle class in China and the Fund continues to hold the stock.

Conversely, Tiangong International, a specialist steel mill and Goldpac Group Limited, a producer of bank, credit and smart cards detracted from relative performance. The share price of Tiangong fell as the economic slowdown in China continued and the demand for steel and titanium has waned. For Goldpac, weaker than expected sales and profitability, even with the transition of bank cards from magnetic strip to integrated circuit chip in China, has put pressure on the company’s share price. The Fund sold out of both stocks earlier in the year.

Average Annual Total Return for the period ended September 30, 2015

	1 Year	5 Year	Since Inception†
AllianzGI China Equity Fund Class A	–2.93%	0.34%	4.56%
AllianzGI China Equity Fund Class A (adjusted)	–8.27%	–0.79%	3.45%
AllianzGI China Equity Fund Class C	–3.61%	–0.40%	3.80%
AllianzGI China Equity Fund Class C (adjusted)	–4.55%	–0.40%	3.80%
AllianzGI China Equity Fund Class D	–2.99%	0.33%	4.56%
AllianzGI China Equity Fund Class P	–2.76%	0.59%	4.83%
AllianzGI China Equity Fund Institutional Class	–2.66%	0.67%	4.91%
MSCI China Index	–5.04%	0.00%	2.77%
Lipper China Region Funds Average	–4.74%	0.07%	3.30%

† The Fund began operations on 6/7/10. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 5/31/2010.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 124 and 125 for more information. The Fund’s gross expense ratios are 5.73% for Class A shares, 6.92% for Class C shares, 9.06% for Class D shares, 4.74% for Class P shares and 5.93% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/16. The Fund’s expense ratios net of this reduction are 1.70% for Class A shares, 2.45% for Class C shares, 1.77% for Class D shares, 1.51% for Class P shares and 1.45% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2015, as supplemented to date.

50	September 30, 2015 |	Annual Report

Unaudited

AllianzGI China Equity Fund (cont’d)

Cumulative Returns Through September 30, 2015

Industry Allocation (as of September 30, 2015)

Insurance	14.1%
Banks	11.9%
Internet Software & Services	7.9%
Wireless Telecommunication Services	7.0%
Automobiles	6.8%
Electronic Equipment, Instruments and Components	6.7%
Commercial Services & Supplies	6.2%
Real Estate Management & Development	5.2%
Other	32.9%
Cash & Equivalents — Net	1.3%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (4/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/15)	$882.50	$879.30	$881.90	$882.70	$883.40
Expenses Paid During Period	$8.02	$11.54	$8.35	$7.13	$6.85

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (4/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/15)	$1,016.55	$1,012.78	$1,016.19	$1,017.50	$1,017.80
Expenses Paid During Period	$8.59	$12.36	$8.95	$7.64	$7.33

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.70% for Class A, 2.45% for Class C, 1.77% for Class D, 1.51% for Class P and 1.45% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

Annual Report	| September 30, 2015	51

Unaudited

AllianzGI Convertible Fund

For the period of October 1, 2014 through September 30, 2015, as provided by Doug Forsyth, CFA, Portfolio Manager.

Fund Insights

For the twelve-month period ended September 30, 2015, Class A shares, at NAV of the AllianzGI Convertible Fund (the “Fund”) returned -1.79%, outperforming the BofA Merrill Lynch All Convertibles Index (the “benchmark index”), which returned -2.25%. Effective September 30, 2015, the Fund’s fiscal year end changed from November 30th to September 30th. For the fiscal reporting period from December 1, 2014 through September 30, 2015, Class A shares at NAV of the Fund returned -4.64%, underperforming its benchmark index, which returned -4.59%. The discussion that follows, as well as the subsequent performance information, relates to the twelve-month period ended September 30, 2015.

Market Overview

Several factors influenced the convertible market during the period. We believe risk assets in general respond to a wide variety of factors. However, when analyzing market prices of equities and convertibles, we believe one of the most important elements is an individual company’s operational earnings. The market has enjoyed earnings expansion since the crisis of 2008, and while this pace has not been linear, it has been on an upward trajectory. However, a currency headwind, severe weather conditions in the Northeast during the winter of 2014/2015 and a West Coast US port shutdown had implications for this trend. These factors were short-lived, but they impacted some companies’ earnings.

Energy prices continued to have an effect on the prices of high-yield energy issuers and the day-to-day volatility remained a challenge. However, market participants did a better job of isolating the commodity-price impact to those relevant issuers, which was not the case in the second half of 2014. Although prices moved lower overall among issuers in the energy industry, specifically among those in the exploration and production space, many issuers executed capital-market transactions. These transactions, both in new financing and in M&A activity, solidified balance sheets and extended the liquidity runway.

The Fed’s lack of activity created uncertainty and, at the end of the twelve-month period, arguably brought its credibility into question. Instead of raising rates—keep in mind that a quarter-point hike would still be extremely accommodative on a historical basis—the Fed chose not to act. Because the Fed’s rationale was heavily based on outside influences, notably China’s economic weakness, the capital markets reacted poorly. This reaction pressured all risk assets, and that pressure accelerated on the heels of already weak sentiment.

US economic data have been somewhat mixed, but that does not lend itself to the kind of recessionary environment currently reflected by the convertible market’s pricing pressures. US employment figures have somewhat softened, but auto sales, home sales and consumer confidence have remained strong, and inflation is near zero.

Finally, to understand the historical impact of technical pressure and negative sentiment on the convertible market, it is prudent to put the convertible market’s absolute performance in historical context. At -7.14%, the third quarter of 2015 ranks as the tenth-worst-performing quarter in the history of the convertible market.

Portfolio Review

The Fund declined with the market for the twelve-month period, but outperformed the benchmark index return. The attribution for the period included several positive single-name performers from a variety of sectors. The majority of the Fund’s issuers exceeded earnings expectations, which helped contribute to absolute performance.

Sector allocations that helped relative performance in the period included healthcare, energy and materials. The Fund benefited from an overweight in the health care sector and an underweight in the energy sector. In the materials sector, issuer selection was the primary driver of relative performance.

Sector allocations that hurt relative performance during the period included utilities, consumer staples and transportation. All three of the above-mentioned sectors exhibited negative issue selection.

52	September 30, 2015 |	Annual Report

Unaudited

AllianzGI Convertible Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2015

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Convertible Fund Class A	–1.79%	9.26%	8.10%	9.96%
AllianzGI Convertible Fund Class A (adjusted)	–7.20%	8.03%	7.49%	9.68%
AllianzGI Convertible Fund Class C	–2.52%	8.46%	7.31%	9.14%
AllianzGI Convertible Fund Class C (adjusted)	–3.43%	8.46%	7.31%	9.14%
AllianzGI Convertible Fund Class D	–1.77%	9.24%	8.09%	9.95%
AllianzGI Convertible Fund Class R	–2.19%	8.89%	7.79%	9.66%
AllianzGI Convertible Fund Class P	–1.54%	9.50%	8.34%	10.19%
AllianzGI Convertible Fund Institutional Class	–1.48%	9.60%	8.44%	10.30%
AllianzGI Convertible Fund Administrative Class	–1.73%	9.33%	8.14%	9.97%
BofA Merrill Lynch All Convertibles Index	–2.25%	9.02%	6.63%	8.04%
Lipper Convertible Securities Funds Average	–3.95%	6.85%	5.14%	7.70%

† The Fund began operations on 4/19/93. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 4/30/93.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 124 and 125 for more information. The Fund’s expense ratios are 0.97% for Class A shares, 1.70% for Class C shares, 1.02% for Class D shares, 1.30% for Class R shares, 0.74% for Class P shares, 0.65% for Institutional Class shares and 0.89% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2015, as supplemented to date.

Cumulative Returns Through September 30, 2015

Industry Allocation (as of September 30, 2015)

Software	11.0%
Internet	8.3%
Semiconductors	8.0%
Biotechnology	7.4%
Pharmaceuticals	5.5%
Commercial Services	5.5%
Telecommunications	5.1%
Healthcare-Products	5.0%
Other	40.2%
Cash & Equivalents — Net	4.0%

Moody’s Ratings* (as of September 30, 2015)

* As a percentage of total investments. Bond ratings refer to the underlying holdings of the Fund and are categorized from highest to lowest credit quality using ratings provided by Moody’s. Moody’s ratings have been selected for several reasons, including the access to information and materials provided by Moody’s, as well as the Fund’s consideration of industry practice. See “Important Information” for more detail on the selection of Moody’s for the Fund’s ratings presentation. Bonds not rated by Moody’s and bonds that do not currently have a rating available are designated in the chart above as “NR” and “NA”, respectively.

Annual Report	| September 30, 2015	53

Unaudited

AllianzGI Convertible Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (4/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/15)	$933.00	$929.50	$933.70	$931.30	$934.50	$934.60	$933.50
Expenses Paid During Period	$4.94	$8.32	$4.31	$6.87	$3.25	$3.25	$4.31

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (4/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/15)	$1,019.95	$1,016.44	$1,020.61	$1,017.95	$1,021.71	$1,021.71	$1,020.61
Expenses Paid During Period	$5.16	$8.69	$4.51	$7.18	$3.40	$3.40	$4.51

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.02% for Class A, 1.72% for Class C, 0.89% for Class D, 1.42% for Class R, 0.67% for Class P, 0.67% for Institutional Class and 0.89% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365.

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Annual Report	| September 30, 2015	55

Unaudited

AllianzGI Emerging Markets Consumer Fund

From inception on December 1, 2014 through September 30, 2015, as provided by Lu Yu, CFA, CIPM, Portfolio Manager.

Fund Insights

For the period from inception on December 1, 2014 through September 30 2015, Class A shares at NAV of the AllianzGI Emerging Markets Consumer Fund (the “Fund”) returned -18.40%, underperforming the MSCI Emerging Markets Index (the “benchmark index”), which returned -17.77%.

Market Overview

During the reporting period, the benchmark index was particularly volatile as sentiment among emerging markets countries was generally weak. The overall market environment was challenging, with the benchmark index lower in seven out of ten months. Equities initially declined in December, the first month the Fund launched, as lower energy prices and currency headwinds resulted in declines for hard asset and export-oriented stocks. Sentiment turned positive as markets advanced in three of the next four months, with investors bidding up the price of shares in emerging markets, particularly pro-cyclical stocks in China given the announcement of stimulus packages aimed to boost demand. The positive sentiment rapidly shifted direction, with five straight months of declines from May to September. In particular, investors were concerned about the lofty valuation of the local Chinese A-share market and the impact from a slowdown in GDP growth. These concerns were heightened in August following the Chinese government’s decision for greater flexibility for the renminbi, which some market participants suggested could be a sign that growth may have slowed further. The anxiety of a slowdown in the Chinese economy resulted in a ripple effect across other emerging market countries, especially in Brazil given the country’s reliance on commodity exports to China.

Country performance was broadly lower, with 22 out of 23 countries in the benchmark index declining for the period. Hungary was the lone outperformer, with Greece, Brazil, Peru and Colombia among the largest performance laggards. All ten sectors were lower for the period, with consumer-related stocks in consumer staples and health care among the top relative performers, while pro-cyclical areas of the market including energy, materials, and utilities were among the worst performers for the benchmark index.

Portfolio Review

The Fund’s performance compared to the benchmark index was the result of stock selection, which was in line with the benchmark index given the indiscriminate market decline. In addition, the strategic avoidance of energy and materials stocks resulted in a performance lag during April, when the benchmark index was up nearly 8% and these higher beta stocks were among the outperformers. The ensuing monthly periods were each lower and investors did not offer much performance separation between consumer and non-consumer-related stocks given the broad market declines.

During the reporting period, the consumer discretionary and consumer staples sectors were among the outperformers thanks to the combination of stock selection and a relative overweight allocation. Meanwhile, the information technology sector was the largest relative laggard, due in part to an underweight in information technology services and internet software & services industries. From a country standpoint, Taiwan and Mexico contributed to results due to stock selection, as did select developed markets which capture growth of the local emerging markets consumer, including France and the United States. Conversely, South Korea offset results due to an overweight allocation and negative stock selection, as did the underweight allocation to Russia.

The top absolute contributor to performance was Amorepacific Corp. Shares of the South Korean skin care and make-up company advanced due to earnings which beat Wall Street expectations as the stock has benefitted from higher overseas sales and increased profit margins. The largest detractor during the reporting period was Samsung Electronics Co. Shares of the South Korean consumer products giant were lower amid tepid smartphone sales and increased competition in the space. In addition, the company fell victim to its position as the largest weight in the benchmark index given the indiscriminate decline across the asset class.

Cumulative Return for the period ended September 30, 2015

Since Inception†
AllianzGI Emerging Markets Consumer Fund Class A	–18.40%
AllianzGI Emerging Markets Consumer Fund Class A (adjusted)	–22.89%
AllianzGI Emerging Markets Consumer Fund Institutional Class	–18.13%
MSCI Emerging Markets Index	–17.77%
Lipper Emerging Markets Funds Average	–18.92%

† The Fund began operations on 12/1/14. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 11/30/14.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 124 and 125 for more information. The Fund’s gross expense ratios are 10.32% for Class A shares and 10.07% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/16. The Fund’s expense ratios net of this reduction are 1.65% for Class A shares and 1.30% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2015, as supplemented to date.

56	September 30, 2015 |	Annual Report

Unaudited

AllianzGI Emerging Markets Consumer Fund (cont’d)

Cumulative Returns Through September 30, 2015

Country Allocation (as of September 30, 2015)

Korea (Republic of)	15.7%
China	15.7%
Taiwan	13.2%
Hong Kong	8.1%
India	7.8%
South Africa	6.9%
Brazil	6.7%
United States	5.0%
Other	19.1%
Cash & Equivalents — Net	1.8%

Shareholder Expense Example	Actual Performance
	Class A	Institutional Class
Beginning Account Value (4/1/15)	$1,000.00	$1,000.00
Ending Account Value (9/30/15)	$827.60	$829.20
Expenses Paid During Period	$7.56	$5.96

	Hypothetical Performance
	(5% return before expenses)
	Class A	Institutional Class
Beginning Account Value (4/1/15)	$1,000.00	$1,000.00
Ending Account Value (9/30/15)	$1,016.80	$1,018.55
Expenses Paid During Period	$8.34	$6.58

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.65% for Class A and 1.30% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

Annual Report	| September 30, 2015	57

Unaudited

AllianzGI Emerging Markets Debt Fund

For the period of October 1, 2014 through September 30, 2015, as provided by the AllianzGI Emerging Markets Debt Team.

Fund Insights

For the twelve-month period ended September 30, 2015, Class A shares at NAV of the AllianzGI Emerging Markets Debt Fund (the “Fund”) returned -5.82%, underperforming the 40% JPM EMBI Global Diversified, 40% JPM CEMBI Broad Diversified, 20% JPM GBI Global EM Diversified Index (the “benchmark index”), which returned -4.63%. Effective September 30, 2015, the Fund’s fiscal year end changed from November 30th to September 30th. For the fiscal reporting period from December 1, 2014 through September 30, 2015, Class A shares at NAV of the Fund returned -6.00%, underperforming its benchmark index, which returned -5.63%. The discussion that follows, as well as the subsequent performance information, relates to the twelve-month period ended September 30, 2015.

Portfolio Review

Over the twelve-month period, the emerging markets hard currency sovereign debt universe posted a negative -0.74% return and hard currency corporate debt posted a negative -0.53% return. Relative to the US dollar, emerging markets local currencies dramatically underperformed, returning -19.88% for the period. Our weighting in local currencies throughout the twelve-month period averaged below 5%, contributing -0.65% to performance, outperforming the relative benchmark by 3.33%, whereas the benchmark index has a weighting of 20%. This contributed positively to our relative performance.

Throughout December 2014 and January 2015, the emerging markets debt universe was negatively impacted by a seasonal lack of liquidity, as well as the oil led down-trade in commodity prices. Net oil exporters, including, Venezuela, Russia, Nigeria, Iraq, Azerbaijan, Kazakhstan and Malaysia, fared poorly. A failure to implement macro adjustments further impacted countries such as Venezuela and Brazil. The conflict between Russia and Ukraine, continues to weigh on both economies. The Ukraine was forced to restructure its debt, and the embargo against Russia has driven its economy into recession.

Nonetheless, yields on ten-year Russian bonds compressed by more than 2.75% between January and April 2015, as the ECB introduced a repo program, in March 2015, providing liquidity to the markets. Our positioning in quasi-sovereign and corporate Russian credits benefited from strong relative gains as the market tightened. During the second and third quarters the Ukraine outperformed as debt was restructured on more generous terms than the market had anticipated. Our Fund did not participate in the recovery of Ukrainian securities, as we had avoided holding these securities and continue to believe the restructuring took place at unsustainable terms.

The corruption scandal in Petrobras in Brazil, coupled with a second sell-off in commodity prices, led to spread widening across Brazilian credits. Sovereign bonds were downgraded to BB+, junk status, by Standard & Poor’s (“S&P”) in the third quarter of 2015.

Within Asia, Malaysia was impacted by weak oil and corruption investigations. Elsewhere in Asia, the market performed relatively well through the second quarter of 2015. China, however, became the market focus as growth slowed. The equity market lost more than 40% of its value between June and August, and the currency weakened by over 3% in August, raising concerns about emerging markets growth and emerging markets assets in general.

In the third quarter of 2015, outflows in emerging markets debt totalled $21 billion, equity outflows totalled $19 billion, marking the worst quarterly outflows since 2008. A seasonal lack of liquidity exacerbated volatility and price movements.

Overweights in oil importers, including India, Indonesia, Pakistan, Morocco and the Dominican Republic, benefited the Fund during the first half of the twelve-month period. Despite the sell-off in China, our Asian sovereign and quasi-sovereign holdings returned positive performance over the year. Asian corporates were negative contributors, impacted by holdings in Indonesian high yield names. This led to flat returns across Asian assets within our Fund. China has cut the reserve requirement ratio and implemented measures to spur investment in the financial, real estate and auto sectors, helping to stabilize markets following the summer decline.

Latin American sovereign and corporate holdings were the largest net negative contributors to performance. Exposure to the energy sector in Venezuela, Brazil, and Colombia all dragged on returns. While we were able to post mildly positive returns in Brazilian sovereigns, we failed to avoid exposure to energy credits caught up in the Petrobras corruption scandal.

Sentiment continued to improve in emerging markets in April and May, as oil prices stabilized above $60 per barrel. Petrobras released audited financials, alleviating investors’ worst-case concerns, and followed with financing raises from Chinese investors and the issuance of a $2.5 billion hundred-year bond. The recovery proved short-lived as oil and Petrobras curve traded-off between 15%-30% during July and August, largely driven by forced selling following its downgrade to high yield.

September has met with a modest recovery in crude oil prices, and emerging market asset prices. Dovish policy from the ECB and a failure of the Fed to raise rates has yielded renewed interest in oversold risk assets. Geopolitical, idiosyncratic risks and volatility remain, and sustained recovery is dependent upon Chinese growth, commodity recovery and clarity on Fed policy.

Performance Note

Our flexible approach to investment enables us to allocate across six defined alpha sub-strategies: the sovereign and quasi-sovereign, local currency, corporate credit, arbitrage, income and momentum strategies. Through dynamic management, risk is allocated across these strategies within the portfolio in order to pursue maximized returns on a risk adjusted basis. While the blended benchmark index is offered for relative comparison, the Fund is managed on a total return basis not against the relative benchmark.

58	September 30, 2015 |	Annual Report

Unaudited

AllianzGI Emerging Markets Debt Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2015

	1 Year	Since Inception†
AllianzGI Emerging Markets Debt Fund Class A	–5.82%	–6.26%
AllianzGI Emerging Markets Debt Fund Class A (adjusted)	–9.35%	–9.63%
AllianzGI Emerging Markets Debt Fund Class C	–6.49%	–6.96%
AllianzGI Emerging Markets Debt Fund Class C (adjusted)	–7.39%	–6.96%
AllianzGI Emerging Markets Debt Fund Class P	–5.67%	–6.12%
AllianzGI Emerging Markets Debt Fund Institutional Class	–5.57%	–6.02%
40% JPM EMBI Global Div, 40% JPM CEMBI Broad Div, 20% JPM GBI Global EM Div Index	–4.63%	–5.18%
JPM EMBI Global Diversified USD	–0.62%	–1.11%
Lipper Emerging Market Hard Currency Debt Funds Average	–6.77%	–6.77%

† The Fund began operations on 9/15/14. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 9/30/14.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 3.75% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 124 and 125 for more information. The Fund’s gross expense ratios are 2.10% for Class A shares, 2.84% for Class C shares, 1.87% for Class P shares and 1.84% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/16. The Fund’s expense ratios net of this reduction are 1.20% for Class A shares, 1.95% for Class C shares, 1.05% for Class P shares and 0.95% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2015, as supplemented to date.

Cumulative Returns Through September 30, 2015

Country Allocation (as of September 30, 2015)

China	7.2%
Brazil	6.2%
Mexico	6.2%
Russian Federation	6.1%
Argentina	5.4%
India	4.6%
South Africa	4.4%
Chile	3.3%
Other	46.3%
Cash & Equivalents — Net	10.3%

Moody’s Ratings* (as of September 30, 2015)

* As a percentage of total investments. Bond ratings refer to the underlying holdings of the Fund and are categorized from highest to lowest credit quality using ratings provided by Moody’s. Moody’s ratings have been selected for several reasons, including the access to information and materials provided by Moody’s, as well as the Fund’s consideration of industry practice. See “Important Information” for more detail on the selection of Moody’s for the Fund’s ratings presentation. Bonds not rated by Moody’s and bonds that do not currently have a rating available are designated in the chart above as “NR” and “NA”, respectively.

Annual Report	| September 30, 2015	59

Unaudited

AllianzGI Emerging Markets Debt Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (4/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/15)	$949.70	$946.10	$950.50	$950.90
Expenses Paid During Period	$6.06	$9.71	$5.33	$4.84

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (4/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/15)	$1,018.85	$1,015.09	$1,019.60	$1,020.10
Expenses Paid During Period	$6.28	$10.05	$5.52	$5.01

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.24% for Class A, 1.99% for Class C, 1.09% for Class P and 0.99% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

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Unaudited

AllianzGI Emerging Markets Small-Cap Fund

From inception on December 1, 2014 through September 30, 2015, as provided by Kunal Ghosh, Portfolio Manager.

Fund Insights

For the period from inception on December 1, 2014 to September 30, 2015 Class A shares, at NAV of the AllianzGI Emerging Markets Small-Cap Fund (the “Fund”) returned -6.39%, outperforming the MSCI Emerging Markets Small-Cap Index (the “benchmark index”), which returned -11.11%.

Market Overview

During the reporting period, the benchmark index was particularly volatile as sentiment among emerging markets countries was generally weak. The overall market environment was mixed, with the benchmark index lower in five out of ten months. Emerging markets small-cap equities initially declined in December, the first month the Fund launched, as lower energy prices and currency headwinds resulted in declines for hard asset and export-oriented stocks. Sentiment turned positive as markets advanced in four of the next five months, with investors bidding up the price of shares in emerging markets, particularly pro-cyclical stocks in China, given the announcement of stimulus packages aimed to boost demand. The positive sentiment rapidly shifted direction, with three straight months of declines from June to August, as investors were concerned about the lofty valuation of the local Chinese A-shares market and the impact from a slowdown in GDP growth. These concerns were heightened in August following the government’s decision for greater flexibility for the renminbi, which some market participants suggested could be a sign that growth may have slowed further. The market direction reversed course again in September as investors focused on the attractive growth and valuation level of the asset class.

Country performance was broadly lower, with 19 out of 23 countries in the benchmark index declining for the period. South Korea and the Czech Republic were among the top performers, while commodity-focused countries Colombia, Brazil and Indonesia posted the largest declines.

Nine out of ten sectors declined during the reporting period, with health care the sole outperformer, while performance was most challenging in energy, utilities and materials.

Portfolio Review

The Fund’s outperformance was the result of bottom-up stock selection, which was consistently positive compared to the benchmark index given the vast inefficiencies of the asset class. Specifically, a relative underweight to China and positive stockpicking contributed to performance. Stock selection in Brazil, Russia and Malaysia was also decidedly positive. Conversely, stockpicking in Poland, Turkey and South Korea offset performance during the reporting period. From a sector standpoint, industrials stocks were the top performers, thanks to selections in transportation infrastructure and airline industries. Bottom-up stock selection in the materials, information technology and financials sectors also contributed to performance. Meanwhile, selections in the utilities and consumer staples sectors modestly detracted from relative performance.

The top absolute contributor to performance was Xiamen International Port Co. Shares of the Chinese shipping port services company rallied following heightened investor sentiment and demand for Chinese infrastructure-related companies. The largest absolute detractor during the reporting period was Tauron Polska Energia SA. Shares of the Polish electric utility were lower on concerns that earnings before interest, taxes, depreciation and amortization (“EBITDA”) margins were likely to decline in the coming year.

Cumulative Return for the period ended September 30, 2015

Since Inception†
AllianzGI Emerging Markets Small-Cap Fund Class A	–6.39%
AllianzGI Emerging Markets Small-Cap Fund Class A (adjusted)	–11.54%
AllianzGI Emerging Markets Small-Cap Fund Institutional Class	–6.11%
MSCI Emerging Markets Small-Cap Index	–11.11%
Lipper Emerging Markets Funds Average	–18.92%

† The Fund began operations on 12/1/14. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 11/30/14.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 124 and 125 for more information. The Fund’s gross expense ratios are 10.34% for Class A shares and 10.09% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/16. The Fund’s expense ratios net of this reduction are 1.85% for Class A shares and 1.50% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2015, as supplemented to date.

62	September 30, 2015 |	Annual Report

Unaudited

AllianzGI Emerging Markets Small-Cap Fund (cont’d)

Cumulative Returns Through September 30, 2015

Country Allocation (as of September 30, 2015)

Korea (Republic of)	20.5%
Taiwan	16.9%
China	15.1%
India	8.3%
Thailand	6.8%
Hong Kong	4.8%
South Africa	4.4%
Malaysia	3.2%
Other	16.8%
Cash & Equivalents — Net	3.2%

Shareholder Expense Example	Actual Performance
	Class A	Institutional Class
Beginning Account Value (4/1/15)	$1,000.00	$1,000.00
Ending Account Value (9/30/15)	$914.70	$916.70
Expenses Paid During Period	$8.88	$7.21

	Hypothetical Performance
	(5% return before expenses)
	Class A	Institutional Class
Beginning Account Value (4/1/15)	$1,000.00	$1,000.00
Ending Account Value (9/30/15)	$1,015.79	$1,017.55
Expenses Paid During Period	$9.35	$7.59
For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.85% for Class A and 1.50% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

Annual Report	| September 30, 2015	63

Unaudited

AllianzGI Europe Equity Dividend Fund

From inception on February 2, 2015 through September 30, 2015, as provided by Neil Dwane, and Joerg de Vries-Hippen, DVFA/CIAA, Co-Portfolio Managers.

Fund Insights

For the period from inception on February 2, 2015 through September 30, 2015, Class A shares at NAV of the of the AllianzGI Europe Equity Dividend Fund (the “Fund”) returned -9.40%, underperforming the MSCI Europe Total Return (Net) Index (the “benchmark index”) which returned -5.80%.

Market Overview

European stock markets were positive at the start of the reporting period. After moving sideways in the second quarter, European stocks incurred losses towards the end of the reporting period.

The ECB launch of its quantitative easing (“QE”) program, the weak euro, improving euro-zone economic data, the more dovish-than-expected Fed meeting in March, the rate cut in China and the Minsk II ceasefire agreement provided tailwinds for equity markets in the first quarter of 2015. Weakening economic data in the US and China, the lackluster US earnings season, the Swiss National Bank scrapping the euro cap on the franc and the win of left-wing party Syriza in the Greek election only temporarily put pressure on equity markets. Share prices vaulted to fresh all-time highs during the first quarter of 2015 amid a wave of monetary easing from the world’s central banks. Policymakers in more than 20 countries slashed borrowing costs in an effort to spur growth and fight weak—and in some cases negative—inflation. The ECB offered the biggest tailwind for equity markets in the first quarter. In January, the ECB announced the launch of its QE program of €60bn a month from March 2015 to September 2016 and which began on March 9th. The ECB raised its 2015 GDP growth forecast for the euro-zone to 1.5% from 1.0%. Against the backdrop of ECB’s QE program, global investors steadily increased their exposure to European equities. Worries over a deadlock in Greece’s attempts to strike a deal with its international creditors continued to unsettle investors in May. Greece made a payment to the International Monetary Fund (“IMF”) in mid-May, but investors worried that Greece might not be able to make the next payment due in early June. Market participants also worried about the upcoming elections in the UK, however, the pro-business Conservatives finally won a further five years in power. The sell-off in euro-zone bond markets continued in the first half of May due to heavy debt supply, less pessimism about the euro-zone economy and easing downward pressure on inflation. After lengthy discussions and political maneuvers, euro-zone leaders finally made Greece agree to strict supervision in return for agreeing to talk on a new bailout program. In August China took center stage. The Chinese flash purchasing managers’ index (“PMI”) tumbled to a 15-month low. In mid-August, China’s central bank surprisingly changed the way it sets its official daily renminbi guidance to make it more responsive to market forces, and fears over a new round of currency wars emerged. At its September meeting the ECB downgraded its inflation view and said its quantitative easing could be adjusted “in size, composition and duration.” At its September meeting the Fed said that increasing global risks had convinced it to delay its first rate hike, but the Fed left open the possibility of modest tightening later this year. The Fed’s decision stoked global economic fears.

Portfolio Review

The Fund’s relative underperformance was mainly driven by currency hedging. On the back of the ongoing quantitative easing of the ECB and the expectation of a widening in the interest rate differential, the portfolio was hedged versus a weaker euro, the underlying investment currency. However, over the reporting period, the euro actually strengthened versus the USD, the hedging policy resulted in a loss. Sector positioning was another, albeit smaller detractor due to the overweight in energy and the underweight in health care. Country positioning detracted due to the underweight in Switzerland, Denmark and the Netherlands and the overweight in the UK. Stock selection contributed positively.

During the reporting period, the Fund’s largest overweights relative to the benchmark index were in the energy and telecommunication sectors while the largest underweights were in the health care sector followed by the materials sector. With regard to country exposure, the largest overweights were in the UK and Norway while the largest underweights were in Switzerland and Germany.

The strongest stock contributors to performance were the positions in Drillisch (Germany), Scor (France) and Freenet (Germany) while the positions in Sunrise Communications (Switzerland), BP (UK) and Statoil (Norway) were the largest detractors. Drillisch, a German telecom-reseller, and Freenet, an internet and telecom services company, benefitted from a combination of good results, market consolidation and fading concerns about the companies’ market positions. Scor, one of the world’s leading re-insurance companies, was driven up by good numbers. Swiss telecommunication provider Sunrise Communications suffered from weaker than expected results. BP and Statoil were pressurized by the weak oil price.

64	September 30, 2015 |	Annual Report

Unaudited

AllianzGI Europe Equity Dividend Fund (cont’d)

Cumulative Return for the period ended September 30, 2015

Since Inception†
AllianzGI Europe Equity Dividend Fund Class A	–9.40%
AllianzGI Europe Equity Dividend Fund Class A (adjusted)	–14.38%
AllianzGI Europe Equity Dividend Fund Class C	–9.87%
AllianzGI Europe Equity Dividend Fund Class C (adjusted)	–10.77%
AllianzGI Europe Equity Dividend Fund Class P	–9.33%
AllianzGI Europe Equity Dividend Fund Institutional Class	–9.27%
MSCI Europe Total Return (Net) Index	–5.80%
Lipper European Region Funds Average	–1.99%

† The Fund began operations on 2/2/15. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 1/31/15.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 124 and 125 for more information. The Fund’s gross expense ratios are 10.59% for Class A shares, 11.34% for Class C shares, 10.44% for Class P shares and 10.34% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/16. The Fund’s expense ratios net of this reduction are 1.20% for Class A shares, 1.95% for Class C shares, 1.05% for Class P shares and 0.95% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2015, as supplemented to date.

Annual Report	| September 30, 2015	65

Unaudited

AllianzGI Europe Equity Dividend Fund (cont’d)

Cumulative Returns Through September 30, 2015

Country Allocation (as of September 30, 2015)

United Kingdom	38.0%
France	15.0%
Germany	11.0%
Spain	6.1%
Norway	5.9%
Sweden	5.3%
Switzerland	3.5%
Netherlands	3.2%
Other	9.1%
Cash & Equivalents — Net	2.9%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (4/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/15)	$912.70	$908.60	$912.80	$913.40
Expenses Paid During Period	$5.75	$9.33	$5.03	$4.56

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (4/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/15)	$1,019.05	$1,015.29	$1,019.80	$1,020.31
Expenses Paid During Period	$6.07	$9.85	$5.32	$4.81

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.20% for Class A, 1.95% for Class C, 1.05% for Class P and 0.95% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

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Annual Report	| September 30, 2015	67

Unaudited

AllianzGI Global Fundamental Strategy Fund

For the period of October 1, 2014 through September 30, 2015, as provided by Andreas Utermann, ASIP, Portfolio Manager.

Fund Insights

For the twelve-month period ended September 30, 2015, Class A shares at NAV of the AllianzGI Global Fundamental Strategy Fund (the “Fund”) returned -3.82%, underperforming the USD Overnight LIBOR, which returned 0.12%. Effective September 30, 2015, the Fund’s fiscal year end changed from November 30th to September 30th. For the fiscal reporting period from December 1, 2014 through September 30, 2015, Class A shares at NAV of the Fund returned -4.39%, underperforming its benchmark index, which returned 0.10%. The discussion that follows, as well as the subsequent performance information, relates to the twelve-month period ended September 30, 2015.

Market Overview

There was a volatile start to the business year with global equity markets undergoing a v-shaped run in October 2014, emerging stronger into November and dropping performance again at the end of the 2014. Beginning in January 2015 global equity markets recovered well from this initial negative start. US markets were affected by the strong dollar and an economic slowdown in the first quarter of the year and lagged almost every major stock market.

As expected, the ECB introduced QE on March 9, 2015 which inflated European bond prices and drove yields down. Emerging markets local currency bonds were weak and did not perform well for most of this twelve-month period. Alongside concerns about Greece and the potential effects of a Greek exit (“Grexit”) of the euro-zone, the losses on the Chinese stock exchange and decline in economic data from China weighed heavily on investor sentiment from mid-2015 onwards. In the second half of the year, turbulence in global markets caused by concerns about the Chinese economy negatively impacted performance of the Fund. The widening of the trading range of the yuan by the People’s Bank of China (PBoC) was a policy action which raised fears that China would seek to devalue its currency further in order to combat domestic economic weakness.

Portfolio Review

At the beginning of this business year, the Fund invested in the real estate market and this has proved to be a success. The Fund produced good gains from the sale of a portion of these holdings. As the Fund’s main characteristics are income generation while limiting volatility, it increased acquisitions in oil stocks, emerging markets equities and emerging markets local and hard currency bonds. The Fund performed well from January to June. Holdings in US technology stocks as well as Italian multi-year treasury bonds (“BTPs”) generated income.

Sectors which have detracted from performance this year are cyclicals, materials and oil, particularly in the third quarter.

At the end of the period, the Fund held 36.7% in equities, 51.4% in bonds and 11.9% in cash and derivatives.

While emerging markets economies have been slowing down, the Fund Management Team now sees initial signs of a bottoming out and potential for improvement going into 2016. Nevertheless, markets appear to be pricing in a complete collapse in these economies which we believe is not justified by their current situations. As opposed to the situation in 1998, the majority of emerging markets fund most of their debt in local currencies. The hard currency debt held by these economies is typically more than covered by hard currency central bank reserves. We believe this means that weakening currencies generally benefit these economies rather than providing headwinds. We believe lower commodity prices are certainly a challenge for many commodity producers but here as well, the currency adjustments have buffered the revenue losses in many of the countries in which the Fund is invested. We expect that they will continue to be low-cost producers which means these emerging markets continue to make money on their commodity exports albeit much less than when prices were higher last year.

The Fund Management Team continues to maintain the current exposures in the portfolio and believes that the current losses will be more than made up for over the coming months and years.

Average Annual Total Return for the period ended September 30, 2015

	1 Year	Since Inception†
AllianzGI Global Fundamental Strategy Fund Class A	–3.82%	1.27%
AllianzGI Global Fundamental Strategy Fund Class A (adjusted)	–9.11%	–1.24%
AllianzGI Global Fundamental Strategy Fund Class C	–4.61%	0.49%
AllianzGI Global Fundamental Strategy Fund Class C (adjusted)	–5.54%	0.49%
AllianzGI Global Fundamental Strategy Fund Class D	–3.84%	1.27%
AllianzGI Global Fundamental Strategy Fund Class P	–3.70%	1.42%
AllianzGI Global Fundamental Strategy Fund Institutional Class	–3.59%	1.53%
USD Overnight LIBOR	0.12%	0.11%
70% MSCI ACWI, 30% Barclays Global Aggregate Bond Index	–5.52%	3.58%
USD Overnight LIBOR + 4%	4.26%	4.25%
Lipper Absolute Return Funds Average	–1.98%	1.29%

† The Fund began operations on 7/1/13. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 6/30/13.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 124 and 125 for more information. The Fund’s gross expense ratios are 2.36% for Class A shares, 3.14% for Class C shares, 2.95% for Class D shares, 2.14% for Class P shares and 2.15% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/16. The Fund’s expense ratios net of this reduction are 1.25% for Class A shares, 2.00% for Class C shares, 1.25% for Class D shares, 1.10% for Class P shares and 1.00% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2015, as supplemented to date.

68	September 30, 2015 |	Annual Report

Unaudited

AllianzGI Global Fundamental Strategy Fund (cont’d)

Cumulative Returns Through September 30, 2015

Country Allocation (as of September 30, 2015)

United States	20.1%
Germany	11.2%
Italy	6.4%
Switzerland	5.4%
Mexico	4.4%
Brazil	4.0%
United Kingdom	3.6%
Indonesia	3.5%
Other	30.8%
Cash & Equivalents — Net (including Options Purchased)	10.6%

Moody’s Ratings* (as of September 30, 2015)

* As a percentage of fixed-income investments. Bond ratings refer to the underlying holdings of the Fund and are categorized from highest to lowest credit quality using ratings provided by Moody’s. Moody’s ratings have been selected for several reasons, including the access to information and materials provided by Moody’s, as well as the Fund’s consideration of industry practice. See “Important Information” for more detail on the selection of Moody’s for the Fund’s ratings presentation. Bonds not rated by Moody’s and bonds that do not currently have a rating available are designated in the chart above as “NR” and “NA”, respectively.

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (4/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/15)	$962.10	$957.50	$961.50	$962.80	$962.90
Expenses Paid During Period	$6.15	$9.81	$6.15	$5.41	$4.92

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (4/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/15)	$1,018.80	$1,015.04	$1,018.80	$1,019.55	$1,020.05
Expenses Paid During Period	$6.33	$10.10	$6.33	$5.57	$5.06

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.25% for Class A, 2.00% for Class C, 1.25% for Class D, 1.10% for Class P and 1.00% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

Annual Report	| September 30, 2015	69

Unaudited

AllianzGI Global Managed Volatility Fund

For the period from October 1, 2014 to September 30, 2015, as provided by Steve Tael, Ph.D., CFA, Portfolio Manager.

Fund Insights

For the twelve-month period ended September 30, 2015, Class A shares at NAV of the AllianzGI Global Managed Volatility Fund (the “Fund”) returned 0.17% outperforming the MSCI World Index (the “benchmark index”), which returned -5.09%. Effective September 30, 2015, the Fund’s fiscal year end changed from November 30th to September 30th. For the fiscal reporting period from December 1, 2014 through September 30, 2015, Class A shares at NAV of the Fund returned -5.44%, outperforming its benchmark index, which returned -7.55%. The discussion that follows, as well as the subsequent performance information, relates to the twelve-month period ended September 30, 2015.

Market Overview

During the twelve-month period, US equities were the beneficiaries of improving investor sentiment relative to non-US equities, as risk in Asia and Europe increased. Better-than-expected domestic economic growth and strong corporate profits drove US equity prices higher. Currency effects also limited returns of non-US equities for US investors, as the dollar appreciated against the euro and the Japanese yen.

The Fed’s measured approach in signaling its intent to raise short-term interest rates provided support to the US stock market, adding to the view of a strengthening US economy. Monetary stimulus from other nations’ central banks provided support for broader equity markets. A strengthening US economy so far has offset concerns of the impact of a stronger dollar on the profits of US multinational companies, the ongoing Greek debt crisis and the volatility originating in China’s stock market.

Country-level performance of the benchmark index was generally negative during the twelve-month period. Denmark and Ireland contributed positively to benchmark index performance, driven by performance in specific stocks. Norway contributed negatively to benchmark index performance, as Norwegian stocks are skewed towards the energy sector. Sector performance of the benchmark index was mixed during the twelve-month period. The consumer discretionary and consumer staples sectors contributed positively to benchmark index performance while the energy and materials sectors contributed negatively.

Portfolio Review

During the twelve-month period, the Fund delivered lower volatility compared to the benchmark index. The Fund aims to build a portfolio of stocks which have complementary risk characteristics, resulting in lower volatility than the benchmark index. The Fund’s lower volatility focus resulted in outperformance relative to the benchmark index as higher volatility stocks in the energy and materials sectors were among the poorly performing stocks.

Consistent with its stated objectives, the Fund was overweight less volatile stocks relative to the benchmark index. The Fund’s overweight in the traditionally defensive consumer staples and utilities sectors contributed positively to Fund performance. The Fund’s underweight in the traditionally cyclical energy and materials sectors also contributed positively to the Fund’s performance. In contrast, the Fund’s underweight position in the information technology sector detracted. From a country standpoint, the Fund’s overweight in the United States contributed positively to Fund performance while an overweight to Singapore detracted.

Liquidation

On October 7, 2015 the Board approved the liquidation of the Fund, effective December 11, 2015.

Average Annual Total Return for the period ended September 30, 2015

	1 Year	Since Inception†
AllianzGI Global Managed Volatility Fund Class A	0.17%	7.47%
AllianzGI Global Managed Volatility Fund Class A (adjusted)	–5.34%	5.88%
AllianzGI Global Managed Volatility Fund Class C	–0.49%	6.72%
AllianzGI Global Managed Volatility Fund Class C (adjusted)	–1.36%	6.72%
AllianzGI Global Managed Volatility Fund Class D	0.20%	7.50%
AllianzGI Global Managed Volatility Fund Class P	0.46%	7.74%
AllianzGI Global Managed Volatility Fund Institutional Class	0.54%	7.85%
MSCI World Index	–5.09%	11.47%
MSCI World Minimum Volatility Index	4.25%	10.75%
Lipper Global Multi-Cap Value Funds Category Average	–7.57%	8.43%

† The Fund began operations on 12/19/11. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/11.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 124 and 125 for more information. The Fund’s gross expense ratios are 2.68% for Class A shares, 3.39% for Class C shares, 2.79% for Class D shares, 2.38% for Class P shares and 2.30% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/16. The Fund’s expense ratios net of this reduction are 1.02% for Class A shares, 1.71% for Class C shares, 0.98% for Class D shares, 0.78% for Class P shares and 0.69% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2015, as supplemented to date.

70	September 30, 2015 |	Annual Report

Unaudited

AllianzGI Global Managed Volatility Fund (cont’d)

Cumulative Returns Through September 30, 2015

Country Allocation (as of September 30, 2015)

United States	61.9%
Canada	9.0%
Germany	5.8%
Japan	5.4%
Hong Kong	3.8%
United Kingdom	3.1%
Australia	2.8%
Singapore	2.8%
Other	5.0%
Cash & Equivalents — Net	0.4%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (4/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/15)	$939.70	$936.40	$939.60	$940.90	$941.40
Expenses Paid During Period	$4.57	$7.91	$4.38	$3.41	$2.97

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (4/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/15)	$1,020.36	$1,016.90	$1,020.56	$1,021.56	$1,022.01
Expenses Paid During Period	$4.76	$8.24	$4.56	$3.55	$3.09

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.94% for Class A, 1.63% for Class C, 0.90% for Class D, 0.70% for Class P and 0.61% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

Annual Report	| September 30, 2015	71

Unaudited

AllianzGI Global Sustainability Fund

From inception on December 9, 2014 through September 30, 2015, as provided by Paul Schofield, Portfolio Manager.

Fund Insights

For the period from inception on December 9, 2014 through September 30, 2015, Class A shares at NAV of the AllianzGI Global Sustainability Fund (the “Fund”) returned -6.00%, outperforming the MSCI ACWI (the “benchmark index”), which returned -7.65%.

Market Overview

Throughout most of the reporting period global equity markets were supported by central banks’ ongoing monetary stimuli and improving economic data in the US, Europe and Japan. However, markets plunged in August on concerns that China’s weakening economy could have broader global growth ramifications.

Weak Chinese economic data, slumping commodity prices and uncertainty over US interest rates caused global equity markets to sell-off in August and September, leading to the largest quarterly decline in four years. All regions fell sharply, although emerging markets fared worst. Defensive sectors such as utilities and consumer staples outperformed while energy and materials posted double digit losses. Bonds generally benefited from the rise in risk aversion and lower inflation expectations.

The reversal in investor sentiment was sparked by concerns that China’s weakening economy could have wider consequences. Although China’s economy grew by 7.0% year-on-year in the second quarter, industrial production growth of 6.1% in August was again below expectations and the official Purchasing Managers Index (“PMI”) fell to 49.7, indicating that the economy was contracting at its fastest pace in three years. The government’s devaluation of the renminbi in early August, together with the disappointing economic data, exacerbated fears that the economy was weakening more than previously indicated.

Negative sentiment increased on September 17, 2015 when the Fed decided to leave US interest rates unchanged, stating that “Recent global economic and financial developments may restrain economic activity somewhat and are likely to put further downward pressure on inflation in the near term.” This was preceded by indications that US economic growth was beginning to ebb as only 173,000 jobs were added in August, well below expectations. However, an upward revision to the US second quarter GDP to an annualized rate of 3.9% and indications from the Fed Chair, Janet Yellen, that an interest rate hike by year-end was still likely led to markets reversing some of their losses toward the end of the quarter.

European economic data bucked the trend and continued to show signs of improvement, helped by lower commodity prices, the continued ultra-loose monetary policy of the ECB and the weaker euro. The euro-zone PMI increased again in the third quarter and the 2nd quarter GDP grew 0.4%, more than expected, mainly due to improved growth in Italy and Greece.

Portfolio Review

Stock selection was positive in the information technology, consumer discretionary and materials sectors. An underweight in the energy sector and an overweight in the health care and consumer staples sectors also contributed positively, while stock selection in the health care and industrials sectors detracted. Spain and the US were positive contributors from a country perspective, while stock picking in Japan detracted.

Starbucks provided the most significant positive performance during the year. The company released strong third quarter forward year 2015 results with global same store-sales growth of 7%, including 8% in the Americas and 11% in China/Asia Pacific, and global traffic up 4%. The company is very satisfied with the rollout of their mobile order and pay app to 4000 stores, which exceeds expectations and is driving modest sales and profit improvements. The app is expected to be fully rolled out by the holidays. We remain positive with respect to this stock as we believe it continues to have multiple growth opportunities ahead.

Gibson Energy was the top detractor. The company, which specializes in oil and gas infrastructure and transportation, has been impacted by a decline in demand due to the steep decline in oil prices. However, Gibson has a strong balance sheet which should enable it to ride out the current weakness.

Outlook

At this point it is unclear whether the sharp correction in equity markets was an overreaction to events in China and the US or an indication of further weakness. While China has been an important contributor to global growth, the US economy appears healthy and Europe is showing signs of a modest upturn. We believe central banks are likely to announce further measures if economic data deteriorate. We believe the ECB and Bank of China (“BoC”) both have scope to provide additional monetary stimulus. The Fed can further delay its long awaited interest rate increase or modestly raise rates and keep them unchanged for an extended period. However, while we believe the recent correction has provided selective opportunities, overall equity valuations are not particularly cheap and corporate earnings growth in the US appears to have stalled, albeit partly driven by US dollar strength earlier in the year and the collapse in energy sector profits due to the extended fall in oil prices.

We anticipated that equity market volatility would pick up as we have already seen in other asset classes and expect it to continue to be elevated compared to the historically low levels of the last several years. Assuming the global economic outlook does not face a sustained deterioration, we are constructive on the medium term prospects for equities but expect overall market returns to be muted. We believe our focus on active management and high-conviction quality growth companies should continue to generate outperformance through both downside protection and upside participation.

72	September 30, 2015 |	Annual Report

Unaudited

AllianzGI Global Sustainability Fund (cont’d)

Cumulative Return for the period ended September 30, 2015

Since Inception†
AllianzGI Global Sustainability Fund Class A	–6.00%
AllianzGI Global Sustainability Fund Class A (adjusted)	–11.17%
AllianzGI Global Sustainability Fund Class P	–5.87%
AllianzGI Global Sustainability Fund Institutional Class	–5.80%
MSCI ACWI	–7.65%
Dow Jones Sustainability World Total Return Index	–10.20%
Lipper Global Large-Cap Core Average	–7.87%

† The Fund began operations on 12/9/14. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 11/30/14.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 124 and 125 for more information. The Fund’s gross expense ratios are 10.02% for Class A shares, 9.87% for Class P shares and 9.77% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/16. The Fund’s expense ratios net of this reduction are 1.20% for Class A shares, 1.05% for Class P shares and 0.95% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2015, as supplemented to date.

Annual Report	| September 30, 2015	73

Unaudited

AllianzGI Global Sustainability Fund (cont’d)

Cumulative Returns Through September 30, 2015

Country Allocation (as of September 30, 2015)

United States	49.5%
United Kingdom	13.6%
Germany	7.5%
Switzerland	5.9%
Spain	4.2%
Japan	3.5%
Sweden	3.1%
France	3.1%
Other	5.6%
Cash & Equivalents — Net	4.0%

Shareholder Expense Example	Actual Performance
	Class A	Class P	Institutional Class
Beginning Account Value (4/1/15)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/15)	$937.50	$938.80	$938.90
Expenses Paid During Period	$5.83	$5.10	$4.62

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class P	Institutional Class
Beginning Account Value (4/1/15)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/15)	$1,019.05	$1,019.80	$1,020.31
Expenses Paid During Period	$6.07	$5.32	$4.81

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.20% for Class A, 1.05% for Class P and 0.95% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

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Unaudited

AllianzGI Global Water Fund

For the period from October 1, 2014 through September 30, 2015, as provided by Andreas Fruschki, CFA, Portfolio Manager.

Fund Insights

For the twelve-month period ended September 30, 2015, Class A shares at NAV of the AllianzGI Global Water Fund (the “Fund”) returned -2.92%, underperforming the S&P Global Water Index (the “benchmark index”), which returned -2.05%. Effective September 30, 2015, the Fund’s fiscal year end changed from November 30th to September 30th. For the fiscal reporting period from December 1, 2014 through September 30, 2015, Class A shares at NAV of the Fund returned -5.36%, outperforming its benchmark index, which returned -5.71%. The discussion that follows, as well as the subsequent performance information, relates to the twelve-month period ended September 30, 2015.

Portfolio Review

The performance of water-related stocks as measured by the benchmark index’s absolute performance was down over the period and the Fund underperformed the benchmark index and the S&P 500 Index, but outperformed the MSCI World Index.

The best performing stocks during the period included American Water Works and Aqua America, two US water utilities which continue to benefit from water infrastructure investments needed across the US; Guangdong Investments, a company active in the area of improving China’s water quality; and Danaher, a leader in water quality analysis and treatment systems, also contributed.

Stocks that detracted from performance for the period included those active in water technology, such as Franklin Electric, Sulzer, Rotork, and Arcadis. While investments in water infrastructure remain high on the priority list to fight water shortages and prepare for an increase in droughts, demand for water technology products from clients in oil and gas or mining exploration have recently declined. These declines are due to depressed oil prices and a low level of global growth that discourages investments in new projects of any kind, causing little demand for water pumps, pipes and services.

On the positive side, we see encouraging signs that investments in water infrastructure by US municipalities have started to increase after many years of austerity. We expect Europe to follow in the next year, which would bring back two large customers for water supply chain products which have both held back spending since 2009. Brazil and China have both announced large infrastructure plans and California is aiming to invest in water supply and water efficiency programs.

Water M&A continues to be an active theme as companies try to participate in the structural attractiveness of water technology. We expect an increase in M&A activity in the next twelve months as established players have cash to invest and a global platform which allows them to leverage regional water products across their global distribution network. We also anticipate seeing further consolidation in US water utilities as many municipalities lack the financial strength to maintain their water networks to comply with Environmental Protection Agency (“EPA”) regulations resulting in ample opportunities for large US water utility companies to acquire water assets.

Outlook

We expect investments in water infrastructure to continue to accelerate as municipalities stop postponing investments needed to address the further deterioration of the existing networks in the US and Europe. However, we expect growth to be offset by less spending on water-intensive projects in oil and gas and mining activities, as customers here are faced with declining revenues from falling commodity prices. Core holdings of the Fund remain the leading water pump companies and companies with differentiated products needed for water infrastructure operations. We continue to focus on bottom-up stock picking and screening for leading players along the water supply chain with products to enhance water supply, improve water efficiency or water quality.

We expect that as water demand continues to rise due to further urbanization, more farmland irrigation needs and higher per capita consumption preferences, the price of water will increase further and investments in products which enhance water efficiency or water supply availability will become more attractive.

Average Annual Total Return for the period ended September 30, 2015

	1 Year	5 Year	Since Inception†
AllianzGI Global Water Fund Class A	–2.92%	8.19%	3.16%
AllianzGI Global Water Fund Class A (adjusted)	–8.26%	6.97%	2.38%
AllianzGI Global Water Fund Class C	–3.66%	7.37%	2.38%
AllianzGI Global Water Fund Class C (adjusted)	–4.62%	7.37%	2.38%
AllianzGI Global Water Fund Class D	–2.92%	8.15%	3.12%
AllianzGI Global Water Fund Class P	–2.66%	8.44%	3.40%
AllianzGI Global Water Fund Institutional Class	–2.61%	8.53%	3.49%
MSCI ACWI	–6.66%	6.82%	2.87%
S&P Global Water Index	–2.05%	10.08%	5.16%
Lipper Global Natural Resources Funds Average	–33.37%	–5.47%	–7.12%

† The Fund began operations on 3/31/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 3/31/08.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 124 and 125 for more information. The Fund’s expense ratios are 1.46% for Class A shares, 2.22% for Class C shares, 1.49% for Class D shares, 1.21% for Class P shares and 1.15% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2015, as supplemented to date.

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AllianzGI Global Water Fund (cont’d)

Cumulative Returns Through September 30, 2015

Country Allocation (as of September 30, 2015)

United States	42.8%
United Kingdom	12.2%
Switzerland	8.1%
France	5.2%
China	5.0%
Germany	4.5%
Hong Kong	4.1%
Finland	3.9%
Other	6.9%
Cash & Equivalents — Net	7.3%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (4/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/15)	$945.60	$942.30	$946.20	$947.30	$947.50
Expenses Paid During Period	$7.12	$11.05	$7.17	$5.61	$5.81

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (4/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/15)	$1,017.75	$1,013.69	$1,017.70	$1,019.30	$1,019.10
Expenses Paid During Period	$7.38	$11.46	$7.44	$5.82	$6.02

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.46% for Class A, 2.27% for Class C, 1.47% for Class D, 1.15% for Class P and 1.19% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

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Unaudited

AllianzGI High Yield Bond Fund

For the period of October 1, 2014 through September 30, 2015, as provided by Doug Forsyth, CFA, Portfolio Manager.

Fund Insights

For the twelve-month period ended September 30, 2015, Class A shares at NAV of the AllianzGI High Yield Bond Fund (the “Fund”) returned -4.76%, underperforming the BofA Merrill Lynch High Yield Master II Index (the “benchmark index”), which returned -3.57%. Effective September 30, 2015, the Fund’s fiscal year end changed from November 30th to September 30th. For the fiscal reporting period from December 1, 2014 through September 30, 2015, Class A shares at NAV of the Fund returned -4.70%, underperforming its benchmark index, which returned -3.96%. The discussion that follows, as well as the subsequent performance information, relates to the twelve-month period ended September 30, 2015.

Market Overview

Throughout the twelve-month period there were several factors that influenced the high-yield market.

The most significant factor during the twelve-month period was the drop in oil prices. Investors sold both energy-related and non-energy issuers, with little regard to quality. The “for sale sign” created uncertainty and investor anxiety and quickly translated into selling pressure throughout the entire high-yield market. In the first quarter of 2015, energy prices continued to have an effect on the prices of high-yield energy issuers and the day-to-day volatility remained a challenge; however, market participants did a better job of isolating the commodity-price impact to those relevant issuers—which was not the case in the second half of 2014. Although prices moved lower overall among issuers in the energy industry, specifically among those in the exploration and production space, many issuers executed capital-market transactions. These transactions, both in new financing and in M&A activity, solidified balance sheets and extended the liquidity runway.

Investors digested non-earnings-related influences including the currency headwind, weather conditions that plagued the Northeast during the winter of 2014/2015 and the West Coast port shutdown. These factors were short-lived, but they impacted some companies earnings.

In May 2015, the high-yield market began to exhibit increasing technical pressure caused by structural changes. These structural changes have been developing for some time; over the past three or four years, the lack of middle-market-making by banks and broker/dealers has created price gaps for some issuers. This technical overhang has become a significant element that investors have had to wrestle with on a daily basis.

The Fed’s lack of activity created a blend of uncertainty and, at the end of the twelve-month period, arguably brought its credibility into question. Instead of raising rates—keep in mind that a quarter-point hike would still be extremely accommodative on a historical basis—the Fed chose not to act. Due to the Fed’s rationale which was heavily based on outside influences, notably China’s economic weakness, the market reacted poorly. This reaction pressured all risk assets, but that pressure accelerated on the heels of already weak sentiment.

On the US economic front, the data has been somewhat mixed, but it does not lend itself to the kind of recessionary environment that the high-yield market’s recent price performance would normally indicate.

Finally, to understand the historical impact of technical pressure and negative sentiment on the high-yield market, it is prudent to put the market’s absolute performance in historical context. At -4.90%, the third quarter of 2015 ranks as just the sixth-worst-performing quarter since the inception of the high-yield market: The third quarter of 1990, the second quarter of 2002, the third and fourth quarters of 2008, and the third quarter of 2011 all had greater losses.

Portfolio Review

The Fund declined along with the market for the twelve-month period but performance lagged the benchmark index return. Most issues in the portfolio were lower with commodity-related issuers exhibiting the greatest weakness in the period. An underweight in CCC rated bonds was beneficial, but an underweight in BB rated bonds held back relative returns as the highest-quality bonds outperformed in the risk-off environment.*

Industry allocations that helped relative performance during the twelve-month period included telecom-wireline, technology and media content. Both telecom-wireline and media content exhibited positive issue selection. An overweight in the technology sector was also beneficial.

Industry allocations that hurt relative performance during the twelve-month period included banking, auto, auto parts and utilities. An underweight in banking, which outperformed in the risk-off environment, was a detractor from relative performance. Auto, auto parts and utilities exhibited negative issuer selection.

* As sourced by BofA Merrill Lynch.

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AllianzGI High Yield Bond Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2015

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI High Yield Bond Fund Class A	–4.76%	5.21%	6.42%	7.21%
AllianzGI High Yield Bond Fund Class A (adjusted)	–8.33%	4.41%	6.01%	6.99%
AllianzGI High Yield Bond Fund Class C	–5.48%	4.44%	5.65%	6.42%
AllianzGI High Yield Bond Fund Class C (adjusted)	–6.37%	4.44%	5.65%	6.42%
AllianzGI High Yield Bond Fund Class D	–4.75%	5.17%	6.42%	7.21%
AllianzGI High Yield Bond Fund Class R	–5.35%	4.82%	6.10%	6.91%
AllianzGI High Yield Bond Fund Class P	–4.36%	5.46%	6.64%	7.40%
AllianzGI High Yield Bond Fund Institutional Class	–4.41%	5.54%	6.86%	7.68%
AllianzGI High Yield Bond Fund Administrative Class	–5.46%	5.08%	6.36%	7.18%
BofA Merrill Lynch High Yield Master II Index	–3.57%	5.94%	7.11%	6.92%
Lipper High Yield Funds Average	–3.77%	5.18%	5.87%	5.97%

† The Fund began operations on 7/31/96. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 7/31/96.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 3.75% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 124 and 125 for more information. The Fund’s expense ratios are 0.94% for Class A shares, 1.67% for Class C shares, 1.01% for Class D shares, 1.45% for Class R shares, 0.71% for Class P shares, 0.64% for Institutional Class shares and 0.97% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2015, as supplemented to date.

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AllianzGI High Yield Bond Fund (cont’d)

Cumulative Returns Through September 30, 2015

Industry Allocation (as of September 30, 2015)

Telecommunications	9.3%
Oil, Gas & Consumable Fuels	9.3%
Media	7.2%
Commercial Services	6.6%
Diversified Financial Services	5.2%
Semiconductors	3.9%
Software	3.6%
Healthcare-Products	3.1%
Other	48.0%
Cash & Equivalents — Net	3.8%

Moody’s Ratings* (as of September 30, 2015)

* As a percentage of total investments. Bond ratings refer to the underlying holdings of the Fund and are categorized from highest to lowest credit quality using ratings provided by Moody’s. Moody’s ratings have been selected for several reasons, including the access to information and materials provided by Moody’s, as well as the Fund’s consideration of industry practice. See “Important Information” for more detail on the selection of Moody’s for the Fund’s ratings presentation. Bonds not rated by Moody’s and bonds that do not currently have a rating available are designated in the chart above as “NR” and “NA”, respectively.

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (4/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/15)	$945.90	$941.90	$946.10	$941.50	$948.30	$947.50	$939.50
Expenses Paid During Period	$5.51	$8.42	$4.93	$9.25	$3.03	$3.27	$5.20

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (4/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/15)	$1,019.40	$1,016.39	$1,020.00	$1,015.54	$1,021.96	$1,021.71	$1,019.70
Expenses Paid During Period	$5.72	$8.74	$5.11	$9.60	$3.14	$3.40	$5.42

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.13% for Class A, 1.73% for Class C, 1.01% for Class D, 1.90% for Class R, 0.62% for Class P, 0.67% for Institutional Class and 1.07% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365.

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Unaudited

AllianzGI International Growth Fund

From inception on February 2, 2015 through September 30, 2015, as provided by the Europe Equity Growth Team.

Fund Insights

For the period from inception on February 2, 2015 through September 30, 2015, Class A shares at NAV of the AllianzGI International Growth Fund (the “Fund”) returned -5.80%, outperforming the MSCI ACWI ex USA (the “benchmark index”), which returned -9.00%.

Market Overview

During the reporting period, the ECB introduced quantitative easing, which fueled European equity markets at the start of the year. Separately, currency shifts led to volatility in ex-European markets during the reporting period, driven by growing speculation of US interest rate hikes. The market sentiment reverted to pessimism in the summer, when the Chinese economy started to slow, the Chinese stock market fell by a substantial 25% and the renminbi depreciated. The IMF outlook was revised downward for global growth. However, the outlook for Europe remained robust.

Portfolio Review

The outperformance of the Fund during the reporting period was pronounced and due to stock selection. Selection focused on stocks of companies with business models resilient to market downturns thanks to structural growth drivers spanning periods longer than a market cycle. Sector allocation was of marginal impact.

Stock selection in the information technology and healthcare sectors contributed positively to performance. Stock selection in the industrials sector detracted, due to negative sentiment on China exposure. The consumer discretionary sector was also a detractor.

With respect to individual stocks, positions in Simcorp, Novo Nordisk, DSV and Reckitt Benckiser were the largest contributors to performance on both an absolute and relative level. Ambu, Symex, Hexpol and LG Household and Health were also additive.

On the other hand, shares of Schneider Electric, Unicharm and Weg detracted from relative performance and underwent a period of share-price correction. Nippon Paint, ACE hardware and Seek Limited also underperformed.

During the reporting period, we purchased shares of DCC, Amadeus IT, Bechtle, Coloplast, Constellation Software, Richelieu Hardware, Ambev, Norma Group and IMI. We sold our positions in Kontron, Ultrapar Participacoes, Spectris, Want Want China, Hiwin Technologies, Sika and Lawson.

Cumulative Return for the period ended September 30, 2015

Since Inception†
AllianzGI International Growth Fund Class A	–5.80%
AllianzGI International Growth Fund Class A (adjusted)	–10.98%
AllianzGI International Growth Fund Institutional Class	–5.67%
MSCI ACWI ex USA	–9.00%
MSCI ACWI ex USA Growth Index	–6.95%
Lipper International Multi-Cap Growth Average	–4.26%

† The Fund began operations on 2/2/2015. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 1/31/15.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A Shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 124 and 125 for more information. The Fund’s gross expense ratios are 10.59% for Class A shares and 10.34% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/16. The Fund’s expense ratios net of this reduction are 1.20% for Class A shares and 0.95% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2015, as supplemented to date.

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AllianzGI International Growth Fund (cont’d)

Cumulative Returns Through September 30, 2015

Country Allocation (as of September 30, 2015)

United Kingdom	17.5%
Germany	10.8%
Denmark	10.0%
France	8.8%
Japan	8.0%
Sweden	6.9%
Canada	6.6%
Switzerland	5.7%
Other	26.0%
Cash & Equivalents — Net	–0.3%

Shareholder Expense Example	Actual Performance
	Class A	Institutional Class
Beginning Account Value (4/1/15)	$1,000.00	$1,000.00
Ending Account Value (9/30/15)	$908.10	$909.40
Expenses Paid During Period	$5.74	$4.55

	Hypothetical Performance
	(5% return before expenses)
	Class A	Institutional Class
Beginning Account Value (4/1/15)	$1,000.00	$1,000.00
Ending Account Value (9/30/15)	$1,019.05	$1,020.31
Expenses Paid During Period	$6.07	$4.81

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.20% for Class A and 0.95% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

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Unaudited

AllianzGI International Small-Cap Fund

For the period of October 1, 2014 through September 30, 2015, as provided by Andrew Neville, Portfolio Manager.

Fund Insights

For the twelve-month period ended September 30, 2015, Class A shares at NAV of the AllianzGI International Small-Cap Fund (the “Fund”) returned 6.73% outperforming the MSCI World ex USA Small Cap Index (the “benchmark index”), which returned -3.71%. Effective September 30, 2015, the Fund’s fiscal year end changed from November 30th to September 30th. For the fiscal reporting period from December 1, 2014 through September 30, 2015, Class A shares at NAV of the Fund returned 7.82%, outperforming its benchmark index, which returned -1.11%. The discussion that follows, as well as the subsequent performance information, relates to the twelve-month period ended September 30, 2015.

Market Overview

While international smaller companies performed well in the first half of 2015, they came under pressure towards the end of the twelve-month period. This was mainly driven by the Asia ex Japan region. Europe and Japanese small caps posted positive absolute returns over the course of the twelve-month period.

Global equity markets experienced a turbulent fourth quarter 2014. Euro-zone recession fears, the imminent end of the Fed’s quantitative easing and the first diagnosis of Ebola in the US triggered a sharp correction of equity markets in the first half of October. The IMF cut its global economic growth forecast for the third time. The Fed ended its monthly bond-buying program and surprised with less-dovish remarks. However, robust US economic data, a strong start to the US earnings season and the surprising expansion of quantitative easing by the Bank of Japan (“BOJ”) resulted in a powerful recovery of equities. Saudi Arabia surprised with a cut in oil sales prices to the US. OPEC decided not to cut its output target, which left oil markets heavily oversupplied. The ECB launch of its QE program, the weak euro, improving euro-zone economic data, the more dovish-than-expected Fed meeting in March, the rate cut in China and the Minsk II ceasefire agreement provided tailwinds for equity markets in the first quarter of 2015. Weakening economic data in the US and China, the lackluster US earnings season, the SNB scrapping the euro cap on the franc and the win of left-wing party Syriza in the Greek election, only temporarily put pressure on equity markets. Further on, Greece’s nontransparent financial situation made the markets increasingly nervous. Market participants also worried about the upcoming elections in the UK, however, the pro-business conservatives finally won a further five years in power. Reports on Japan’s economy were mixed. Labor conditions continued to strengthen, with job openings hitting an eight-year high and unemployment falling to the lowest level since 1997. While hiring has improved, consumer spending remained tepid. The BoJ delayed the 2% inflation target timing from forward year 2015 to the 1st half forward year 2016 and left the current monetary policy unchanged. After lengthy discussions and political maneuvers, euro-zone leaders finally made Greece agree to strict supervision in return for agreeing to discuss a new bailout program. In August, China took center stage. The Chinese flash PMI tumbled to a 15-month low. In mid-August, China’s central bank surprisingly changed the way it sets its official daily renminbi guidance to make it more responsive to market forces, and fears over a new round of currency wars emerged. On China’s equity market, shares fell more than 30% in only three weeks. Weak economic data in China remained a key negative catalyst in September. Outside of developed markets, S&P downgraded Brazil’s credit rating to ‘junk’, and many emerging markets currencies continued their depreciation. The weaker Asian and emerging markets economies caused the Organization for Economic Co-operation and Development to trim its 2015 world growth forecast. At its September meeting, the Fed said that increasing global risks had convinced it to delay its first rate hike, but left open the possibility of modest tightening later this year. The Fed’s decision fueled global economic fears.

Portfolio Review

The very strong outperformance of the Fund against its benchmark index was driven by stock selection, sector and country positioning. Geographically, stock selection contributed significantly within all three sleeves, Europe, Japan and Asia ex Japan. Country positioning resulted in a positive contribution driven by the underweight in Canada and Hong Kong and overweight in Sweden, Ireland and Denmark. Sector-wise, the underweight in energy and materials was a strong positive contributor.

During the twelve-month period, the Fund’s largest overweights relative to the benchmark index were in information technology, consumer discretionary and industrials while the largest underweights were in the financials sector followed by the materials and energy sectors. Geographically the largest overweights were in China, France and Spain while the largest underweights were in Canada, the UK and Australia.

The strongest stock contributors to performance were the positions in Sartorius Stedim Biotech (France), NetEnt (Sweden) and Kusuri No Aoki (Japan) while the positions in Fagron (Belgium), Schoeller Bleckmann Oilfield Equipment (Austria) and Gameloft (France) were the largest detractors. Sartorius Stedim Biotech is one of the world’s leading providers of laboratory and process technologies & equipment with clear focus on the attractive biopharma market. The stock price continued to be supported by ongoing stable growth. NetEnt develops and markets online casino games. The company has revenue sharing agreements with its customers. The stock price was supported by good results. Kusuri no Aoki is a drug store chain operator. It expanded the variety of the product line up from over-the-counter (“OTC”) and prescription drugs to items such as food and daily goods. We believe the company is gaining market share from other drug stores, supermarkets and general merchandise stores. It is opening new stores rapidly and aims to expand the business area.

84	September 30, 2015 |	Annual Report

Unaudited

AllianzGI International Small-Cap Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2015

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI International Small-Cap Fund Class A	6.73%	8.10%	7.86%	12.00%
AllianzGI International Small-Cap Fund Class A (adjusted)	0.86%	6.88%	7.26%	11.65%
AllianzGI International Small-Cap Fund Class C	5.91%	7.29%	7.06%	11.17%
AllianzGI International Small-Cap Fund Class C (adjusted)	4.96%	7.29%	7.06%	11.17%
AllianzGI International Small-Cap Fund Class D	6.72%	8.09%	7.86%	12.00%
AllianzGI International Small-Cap Fund Class R	6.45%	7.83%	7.60%	11.73%
AllianzGI International Small-Cap Fund Class P	6.88%	8.30%	8.11%	12.33%
AllianzGI International Small-Cap Fund Institutional Class	6.99%	8.40%	8.24%	12.43%
MSCI World ex USA Small Cap Index	–3.71%	5.74%	4.23%	7.21%
MSCI EAFE Small Cap Index	0.30%	7.30%	4.65%	7.37%
Lipper International Small/Mid-Cap Growth Funds Average	–2.11%	6.98%	5.92%	8.65%

† The Fund began operations on 12/31/97. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/97.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 124 and 125 for more information. The Fund’s gross expense ratios are 1.76% for Class A shares, 2.45% for Class C shares, 1.71% for Class D shares, 2.10% for Class R shares, 1.54% for Class P shares and 1.46% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/16. The Fund’s expense ratios net of this reduction are 1.45% for Class A shares, 2.19% for Class C shares, 1.45% for Class D shares, 1.70% for Class R shares, 1.28% for Class P shares and 1.21% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2015, as supplemented to date.

Cumulative Returns Through September 30, 2015

Country Allocation (as of September 30, 2015)

Japan	27.4%
United Kingdom	9.2%
Sweden	7.5%
France	6.7%
Germany	5.2%
Spain	5.1%
Italy	5.1%
Ireland	4.8%
Other	23.6%
Cash & Equivalents — Net	5.4%

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AllianzGI International Small-Cap Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class
Beginning Account Value (4/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/15)	$979.90	$975.90	$979.70	$978.40	$980.60	$981.00
Expenses Paid During Period	$7.20	$10.85	$7.20	$8.43	$6.36	$6.01

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class
Beginning Account Value (4/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/15)	$1,017.80	$1,014.09	$1,017.80	$1,016.55	$1,018.65	$1,019.00
Expenses Paid During Period	$7.33	$11.06	$7.33	$8.59	$6.48	$6.12

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.45% for Class A, 2.19% for Class C, 1.45% for Class D, 1.70% for Class R, 1.28% for Class P and 1.21% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

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AllianzGI Micro Cap Fund

For the period of October 1, 2014 through September 30, 2015, as provided by John McCraw, Portfolio Manager.

Fund Insights

For the twelve-month period ended September 30, 2015, Class A shares at NAV of the AllianzGI Micro Cap Fund (the “Fund”) returned 7.77%, outperforming the Russell Microcap Growth Index (the “benchmark index”), which returned 3.68%. Effective September 30, 2015, the Fund’s fiscal year end changed from November 30th to September 30th. For the fiscal reporting period from December 1, 2014 through September 30, 2015, Class A shares at NAV of the Fund returned 2.78%, outperforming its benchmark index, which returned -2.79%. The discussion that follows, as well as the subsequent performance information, relates to the twelve-month period ended September 30, 2015.

Market Overview

US stocks ended the period with mixed performance and proved resilient given the headwinds the market faced throughout the twelve-month period including interest rate, commodity, global equity and currency volatility, global growth concerns and US monetary policy uncertainty.

Initially, equities fell abruptly on slowing global economic momentum; however, by November 2014 investors had lifted the S&P 500 Index to a fresh all-time high. Tepid growth and benign inflation readings led to further accommodation by the BoJ, hints of aggressive action by Mario Draghi, President of the ECB, and a surprise rate cut by the PBoC. These policies bolstered investor sentiment, increasing demand for equities. Stocks corrected again in early December as the price of crude oil tumbled, but quickly reversed direction into year-end. Dovish Federal Open Market Committee (“FOMC”) commentary and a stronger-than-expected final third-quarter GDP report were the primary catalysts.

Throughout much of 2015, US stocks traded within a range. Volatility in the energy and currency markets as well as global macro-related headlines had an impact on day-to-day stock prices; however, Fed commentary and uncertainty around the path of monetary policy also influenced investor confidence. Aggressive action by the ECB and other overseas central banks did not directly impact the stock market, but reinforced the fact that the global landscape remained highly accommodative.

Profit growth was generally meager, but impressive nonetheless given Wall Street estimates. Elevated share buyback activity and a flood of merger and acquisition announcements supported higher stock prices. On the economic front, improving reports signaled a reacceleration of growth in the second quarter. Lastly, the Fed’s message remained consistent: Changes in policy will be data-dependent and international developments will be assessed.

As the period came to a close, risk assets fell sharply and equity volatility surged. September’s sell-off capped the weakest quarterly return for small caps since the third quarter of 2011. A Chinese stock market rout, currency uncertainty and global growth concerns weighed on sentiment, and the Fed’s decision to not hike rates added to investor angst. Weakness in commodity-linked stocks persisted on slowing demand assumptions and energy and metal price pressures. In addition, pharmaceutical and biotechnology companies succumbed to public scrutiny over drug pricing, further pressuring the market.

Against this backdrop, the Russell Microcap Index returned 1.65% and outperformed the Russell 2000 Index, which returned 1.25%, for the twelve-month period. Within the microcap universe, growth-oriented stocks bested value-oriented stocks. Specific to the benchmark index, sector performance was mixed. Telecom services, financials and health care were the strongest-performing sectors, followed by information technology. In contrast, the energy sector declined the most, followed by consumer staples, materials and industrials.

Portfolio Review

The Fund outperformed its benchmark index over the twelve-month period. From an attribution perspective, security selection drove relative outperformance whereas sector weighting effects had a negative impact. For example, stock picking was positive in the health care, financials and consumer discretionary sectors. Conversely, security selection in energy, information technology and industrials detracted. Separately, an underweight in the health care sector and an overweight in the industrials and energy sectors hindered relative performance; however, an underweight in the consumer staples sector was partially offsetting.

Average Annual Total Return for the period ended September 30, 2015

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Micro Cap Fund Class A	7.77%	13.77%	7.31%	11.10%
AllianzGI Micro Cap Fund Class A (adjusted)	1.84%	12.49%	6.71%	10.79%
AllianzGI Micro Cap Fund Class P	7.98%	13.95%	7.52%	11.34%
AllianzGI Micro Cap Fund Institutional Class	7.94%	14.02%	7.61%	11.44%
Russell Microcap Growth Index	3.68%	13.35%	5.41%	6.31%
Lipper Small-Cap Growth Funds Average	2.77%	12.33%	6.94%	8.77%

† The Fund began operations on 7/12/95. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 6/30/95.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 124 and 125 for more information. The Fund’s gross expense ratios are 2.11% for Class A shares, 1.82% for Class P shares and 1.81% for Institutional Class shares. This ratio does not include an expense reduction, contractually guaranteed through at least 3/31/16. The Fund’s expense ratios net of this reduction are 1.63% for Class A shares, 1.55% for Class P shares and 1.55% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2015, as supplemented to date.

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AllianzGI Micro Cap Fund (cont’d)

Cumulative Returns Through September 30, 2015)

Industry Allocation (as of September 30, 2015)

Biotechnology	10.7%
Health Care Equipment & Supplies	7.5%
Banks	5.7%
Building Products	5.2%
Health Care Providers & Services	5.1%
Pharmaceuticals	4.9%
Internet Software & Services	4.7%
Hotel, Restaurants & Leisure	4.5%
Other	47.0%
Cash & Equivalents — Net	4.7%

Shareholder Expense Example	Actual Performance
	Class A	Class P	Institutional Class
Beginning Account Value (4/1/15)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/15)	$910.80	$911.70	$911.50
Expenses Paid During Period	$7.76	$7.38	$7.38

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class P	Institutional Class
Beginning Account Value (4/1/15)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/15)	$1,016.95	$1,017.35	$1,017.35
Expenses Paid During Period	$8.19	$7.79	$7.79

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.62% for Class A, 1.54% for Class P and 1.54% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

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AllianzGI Multi-Asset Real Return Fund

For the period of October 1, 2014 through September 30, 2015, as provided by the Multi-Asset US Group.

Fund Insights

For the twelve-month period ended September 30, 2015, Class A shares at NAV of the AllianzGI Multi-Asset Real Return Fund (the “Fund”), returned -14.68%, underperforming the Barclays US Government Inflation-Linked Bond Index (the “benchmark index”), which returned -0.85%. Effective September 30, 2015, the Fund’s fiscal year end changed from November 30th to September 30th. For the fiscal reporting period from December 1, 2014 through September 30, 2015, Class A shares at NAV of the Fund returned -12.74%, underperforming its benchmark index, which returned -2.10%. The discussion that follows, as well as the subsequent performance information, relates to the twelve-month period ended September 30, 2015.

Market Overview

For the twelve-month period of October 1, 2014 through September 30, 2015, global equities underperformed global bonds by more than 3%; within equities, emerging markets meaningfully underperformed developed markets. The worst-performing asset class was commodities, with the Bloomberg Commodity Index down 26% based mainly on persistently weak oil prices; for the period, the Bloomberg Energy Subindex declined roughly 50%. Trends that started in the fourth quarter of 2014 persisted into 2015, including weak commodity prices—these were led by oil, which fell based on supply and demand shocks, broad concerns about a slowdown in global economic activity and fears of a stronger trade-weighted USD.

Another persistent theme has been uncertainty around the Fed’s monetary policy decisions. In late 2014, the Fed announced that it would maintain short-term interest rates near zero for a “considerable time,” leading markets to anticipate an initial rate liftoff near the middle of 2015, contingent on the Fed seeing better economic data. However, as economic data in the US deteriorated and concerns about US growth arose in early 2015, bond investors accumulated Treasuries and yields plummeted, with the 10-year falling from 2.4% in early October 2014 to 1.6% in late January 2015. Such precipitous declines in bond yields were not limited to the US: European bond yields also fell through April, fueled in part by the aggressive quantitative easing policy that ECB announced in January.

Portfolio Review

Inflation related asset classes had mixed results over the period, as reflected by declines in commodities: the Bloomberg Commodity Index fell 26.0%, while stocks of commodity related companies fell -21.5%. Returns from TIPS were relatively less dramatic, as the Barclays US Government Inflation Linked Bond Index ended in modestly negative territory (-0.9%), while global real estate as reflected by the MSCI World/Real Estate Index gained +2.2%. Over the period, the Fund’s custom blended benchmark index, an equal weighted combination of these four inflation related asset classes, declined -11.94%.

The diverging asset class returns were influenced by the strengthening US dollar and supply/demand imbalances specifically in the energy markets. While the US dollar appreciated against most major currencies, commodities denominated in dollars became less expensive from a USD based perspective, translating into lower commodity prices for dollar-based investors.

In addition, supply/demand imbalances further contributed to declines in the energy markets as the price of crude oil (WTI) fell briefly to $38/bbl, the lowest level since March 2009. Global REITs continued to exhibit strength amidst a backdrop of low borrowing rates and continued strong demand. The modestly negative return provided by TIPS included declining real yields, particularly at the front end of the term structure. The shorter dated 5-year TIPS Constant Maturity Index ended with a positive yield of 0.30% (up from 0.09% at the beginning of the period) after dipping into negative territory midway through the period. TIPS priced in lower inflation expectations over the period, as breakeven inflation rates declined across the curve. The 5-year breakeven rate ended the period at 1.07% (down from 1.60% at the beginning of the period), while the 10 year breakeven rate ended 1.41%, (down from 1.96%).

Declining trends across inflation related asset classes were evident at the beginning of the period, and accordingly, underweights to several asset classes were in place. Relative to the internal custom blended benchmark index, the portfolio entered the period with an underweight to commodities, TIPS, and stocks of commodity related companies. These underweights were generally exhibited over the period, while conversely, real estate exposure was moderately above the benchmark early in the period, but was later reduced to an underweight by period end. Outside of these core exposures, the portfolio held exposures to additional asset classes over the period, including emerging market bonds, a hedge against the euro and large-cap US equities.

The Fund’s relative performance benefited from an overweight to global real estate, which continued to advance against a backdrop of low borrowing rates and strong demand. An underweight to commodities also contributed to relative performance as the asset class suffered steep declines during the period. On the other hand, the Fund’s underweight to TIPS, and negative selection effects related to the Fund’s commodity equity exposure detracted from performance.

Outlook

In the next twelve-month period, we believe much of the uncertainty that has arisen in recent months will likely continue to weigh on markets and inflation expectations—particularly through the end of 2015. Two big questions remain. First, will the Fed initiate monetary policy rate increases in 2015 and how will markets respond? Second, will China experience a significant growth slowdown without policy intervention?

We had anticipated that the Fed would maintain short-term rates “lower for longer,” and while we now expect the Fed to move initially in either December 2015 or early 2016, we recognize that this will be contingent on the health of incoming economic data. In the interim, we believe there is considerable room for volatility to spike again in the manner we observed in late August.

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AllianzGI Multi-Asset Real Return Fund (cont’d)

We believe China is likely to experience further economic weakness based on recent data. However, with all eyes on China, we expect that the Chinese government will use all available levers to mute the effects on markets. In the event that the Chinese economy weakens more than expected, we anticipate that this will weigh on both broader emerging market assets and on commodity prices, as well as inflation expectations more generally.

As of the end of the period, the Fund maintained its underweights to commodities, commodity equities, real estate and TIPs compared to its custom blended benchmark. The Fund held a modest exposure to developed country nominal bonds and opportunistic assets, including short term high yield and through a structured-return strategy that seeks to be uncorrelated to the broader market.

Average Annual Total Return for the period ended September 30, 2015

	1 Year	Since Inception†
AllianzGI Multi-Asset Real Return Fund Class A	–14.68%	–4.28%
AllianzGI Multi-Asset Real Return Fund Class A (adjusted)	–19.37%	–6.20%
AllianzGI Multi-Asset Real Return Fund Class C	–15.29%	–4.96%
AllianzGI Multi-Asset Real Return Fund Class C (adjusted)	–16.13%	–4.96%
AllianzGI Multi-Asset Real Return Fund Class D	–14.58%	–4.26%
AllianzGI Multi-Asset Real Return Fund Class P	–14.53%	–4.14%
AllianzGI Multi-Asset Real Return Fund Institutional Class	–14.47%	–4.05%
Barclays US Government Inflation-Linked Bond Index	–0.85%	–2.37%
Custom Real Asset Benchmark*	–11.94%	–4.19%
Lipper Alternative Global Macro Portfolio Funds Average	–6.31%	–0.44%

† The Fund began operations on 12/17/12. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/12.

* The Custom Real Asset Benchmark is comprised of 25% Dow Jones UBS Commodity Total Return Index, 25% MSCI World Real Estate Index, 25% Barclays US Government Inflation-Linked Bond Index, 6.25% DAX Global Agribusiness Index, 7.5% MSCI World Energy Index, 6.25% MSCI World Materials Index and 5% MSCI ACWI Industrials (equal-weighted) Index.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 124 and 125 for more information. The Fund’s gross expense ratios are 5.08% for Class A shares, 5.93% for Class C shares, 61.23% for Class D shares, 4.97% for Class P shares and 4.95% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/16. The Fund’s expense ratios net of this reduction are 1.32% for Class A shares, 2.07% for Class C shares, 1.32% for Class D shares, 1.17% for Class P shares and 1.07% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2015, as supplemented to date.

Cumulative Returns Through September 30, 2015

Asset Allocation (as of September 30, 2015)

Mutual Funds	49.8%
Common Stock	28.7%
Exchange-Traded Funds	16.8%
Cash & Equivalents — Net	4.7%

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AllianzGI Multi-Asset Real Return Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (4/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/15)	$891.70	$888.80	$892.30	$892.30	$892.90
Expenses Paid During Period	$4.03	$7.58	$4.03	$3.32	$2.85

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (4/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/15)	$1,020.81	$1,017.05	$1,020.81	$1,021.56	$1,022.06
Expenses Paid During Period	$4.31	$8.09	$4.31	$3.55	$3.04

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.85% for Class A, 1.60% for Class C, 0.85% for Class D, 0.70% for Class P and 0.60% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

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AllianzGI NFJ Emerging Markets Value Fund

For the period of October 1, 2014 through September 30, 2015, as provided by Krysta Hill, Product Specialist Associate, and reviewed by Morley D. Campbell, CFA, Portfolio Manager/Analyst.

Fund Insights

For the twelve-month period ended September 30, 2015, Class A shares at NAV of the AllianzGI NFJ Emerging Markets Value Fund (the “Fund”) returned -16.58%, outperforming the MSCI Emerging Markets Index (the “benchmark index”), which returned -19.28%. Effective September 30, 2015, the Fund’s fiscal year end changed from November 30th to September 30th. For the fiscal reporting period from December 1, 2014 through September 30, 2015, Class A shares at NAV of the Fund returned -15.12%, outperforming its benchmark index, which returned -19.37%. The discussion that follows, as well as the subsequent performance information, relates to the twelve-month period ended September 30, 2015.

Market Overview

International equities generally delivered negative total returns over the twelve-month period, with the weakest results stemming from emerging market countries. The benchmark index tumbled 19.28% while the MSCI EAFE Index slid 8.66% for the trailing one year period. The value investing style continued to face headwinds, and within the emerging market equity space, value stocks—as measured by the MSCI Emerging Markets Value Index—underperformed growth—as measured by the MSCI Emerging Markets Growth Index—by more than six percentage points. Just one country in the benchmark index returned a positive total return, Hungary. Greek equities resumed trading during the third quarter of 2015 after the country reached a conditional third bailout agreement in mid-July and staved off a euro-zone exit. The country was the poorest performer in the benchmark index, plummeting 67% over the trailing one year period. Fears of a rate hike by the Fed sparked volatility in many emerging markets. Slowing global growth continued to weigh on commodity prices, due in part to the currency devaluation in China, the world’s second-largest consumer of oil. Reports indicated that Russia and Brazil—countries with deep ties to the commodity markets—sunk into recession territory toward the end of the twelve-month period. Over the trailing one year period, crude oil (Brent) prices dropped a precipitous 49%, dragging the production-weighted S&P GSCI down to its lowest level since March of 2009. For the twelve-month period, all ten economic sectors within the benchmark index recorded a negative total return, with the health care, information technology and consumer staples sectors delivering the strongest relative returns. Dispersion between the benchmark index’s strongest and weakest performing sectors was over 31%, as energy sunk by 37%. A total of four sectors fell 20% or more, including energy (-37%), materials (-30%), utilities (-24%) and telecom services (-20%).

Portfolio Review

The Fund’s relative outperformance against the benchmark index was due to strong stock selection and country allocations, while sector allocations were a negative contributor during the twelve-month period.

In terms of stock selection, the Fund’s holdings in the industrials, financials and materials sectors were the largest contributors to performance. The Fund’s holdings in the health care, information technology and utilities sectors detracted from results.

From a sector allocation perspective, an underweight in the consumer staples sector and an overweight in the utilities sector had a negative impact on performance. Conversely, the Fund’s overweight positions in the consumer discretionary and health care sectors contributed to the Fund’s relative returns during the twelve-month period.

Selection by country was positive, particularly across Brazil, Russia, Turkey and China. Holdings in Taiwan, India and Indonesia muted Fund performance during the twelve-month period.

Country allocation contributed to results, largely due to the Fund’s underweight in China and overweight positions in Russia, Hong Kong and Turkey. This was slightly offset by an underweight in South African and overweight in Greece.

Sector and country weight deviations are a result of NFJ’s bottom-up investment process. On average during the twelve-month period, the Fund’s largest overweights relative to the benchmark index were in the consumer discretionary sector, Singapore and Turkey. In contrast, the largest relative underweights were in the telecom services sector, South Korea and Mexico.

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AllianzGI NFJ Emerging Markets Value Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2015

	1 Year	Since Inception†
AllianzGI NFJ Emerging Markets Value Fund Class A	–16.58%	–3.31%
AllianzGI NFJ Emerging Markets Value Fund Class A (adjusted)	–21.16%	–5.25%
AllianzGI NFJ Emerging Markets Value Fund Class C	–17.24%	–4.04%
AllianzGI NFJ Emerging Markets Value Fund Class C (adjusted)	–18.02%	–4.04%
AllianzGI NFJ Emerging Markets Value Fund Class D	–16.54%	–3.29%
AllianzGI NFJ Emerging Markets Value Fund Class P	–16.41%	–3.15%
AllianzGI NFJ Emerging Markets Value Fund Institutional Class	–16.36%	–3.06%
MSCI Emerging Markets Index	–19.28%	–7.18%
Lipper Emerging Markets Funds Average	–19.25%	–6.74%

† The Fund began operations on 12/18/12. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/12.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 124 and 125 for more information. The Fund’s gross expense ratios are 4.86% for Class A shares, 5.60% for Class C shares, 5.76% for Class D shares, 4.64% for Class P shares and 4.63% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/16. The Fund’s expense ratios net of this reduction are 1.55% for Class A shares, 2.30% for Class C shares, 1.55% for Class D shares, 1.39% for Class P shares and 1.30% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2015, as supplemented to date.

Cumulative Returns Through September 30, 2015

Country Allocation (as of September 30, 2015)

China	23.8%
Taiwan	13.2%
Korea (Republic of)	11.3%
India	8.1%
Brazil	8.1%
South Africa	7.2%
Russian Federation	5.2%
Turkey	2.8%
Other	19.0%
Cash & Equivalents — Net	1.3%

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AllianzGI NFJ Emerging Markets Value Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (4/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/15)	$875.00	$871.00	$875.30	$875.80	$875.90
Expenses Paid During Period	$7.29	$10.79	$7.29	$6.54	$6.11

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (4/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/15)	$1,017.30	$1,013.54	$1,017.30	$1,018.10	$1,018.55
Expenses Paid During Period	$7.84	$11.61	$7.84	$7.03	$6.58

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.55% for Class A, 2.30% for Class C, 1.55% for Class D, 1.39% for Class P and 1.30% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

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AllianzGI NFJ Global Dividend Value Fund

For the period of October 1, 2014 through September 30, 2015, as provided by Krysta Hill, Product Specialist Associate, and reviewed by R. Burns McKinney, CFA, Portfolio Manager/Analyst.

Fund Insights

For the twelve-month period ended September 30, 2015, Class A shares at NAV of the AllianzGI NFJ Global Dividend Value Fund (the “Fund”) returned -12.44%, underperforming the MSCI ACWI (the “benchmark index”), which returned -6.66%. Effective September 30, 2015, the Fund’s fiscal year end changed from November 30th to September 30th. For the fiscal reporting period from December 1, 2014 through September 30, 2015, Class A shares at NAV of the Fund returned -13.25%, underperforming its benchmark index, which returned -8.83%. The discussion that follows, as well as the subsequent performance information, relates to the twelve-month period ended September 30, 2015.

Market Overview

US equities held up better than their international counterparts during the twelve-month period as the S&P 500 Index returned -0.61% and eclipsed the MSCI ACWI which covers approximately 85% of global investable equities and declined 6.66%. Within the global ex-US equity space, developed stocks, as measured by the MSCI EAFE Index, slid 8.66% for the trailing one year period and outperformed emerging economies, which tumbled 19.28% as measured by the MSCI Emerging Markets Index. The value investing style continued to face headwinds, and within the global equity space, value stocks—as measured by the MSCI ACWI Value Index—underperformed growth—as measured by the MSCI ACWI Growth Index—by 8%. Just four of 46 countries in the MSCI ACWI Index returned a positive total return: Ireland, Demark, Hungary and Israel. Emerging countries and economies with deep ties to the commodity markets were the poorest performers, including Greece, Colombia, Brazil, Norway, Malaysia and Indonesia. Over the twelve-month period, fears of a rate hike by the Fed sparked volatility in many emerging markets. Slowing global growth continued to weigh on commodity prices, due in part to the currency devaluation in China, the world’s second-largest consumer of oil. Reports indicated that Russia and Brazil had sunk into recession territory toward the end of the twelve-month period. Over the trailing one year, crude oil (Brent) prices dropped a precipitous 49%, dragging the production-weighted S&P GSCI down to its lowest level since March of 2009. For the twelve-month period, just three of ten economic sectors within the MSCI ACWI benchmark index recorded a positive return: consumer discretionary, consumer staples and healthcare. Dispersion between the benchmark index’s strongest and weakest-performing sectors was over 38%, as energy sunk by 33%. Two sectors dipped into double-digit negative territory over the twelve-month period, including energy (-33%) and materials (-23%).

Portfolio Review

The Fund’s relative underperformance versus the benchmark index was due to negative stock selection and to a lesser extent sector allocation. Country allocations were neutral.

In terms of stock selection, the Fund’s holdings in the energy and financials sectors contributed positively to performance during the twelve-month period but were more than offset by selections in the utilities, telecom services and materials sectors, which detracted from Fund returns.

From a sector allocation perspective, an overweight in energy as well as underweight positions in the health care and consumer staples sectors detracted from the Fund’s relative returns during the twelve-month period. Conversely, an underweight in the materials sector aided performance results.

Selection by country detracted due to poor selection across the United States, South Africa and France. These results were somewhat moderated by strength from the Fund’s UK, Norway and Switzerland-based holdings.

Country allocation was neutral over the twelve-month period, as the negative impact from overweight positions in Indonesia, Brazil and Norway was offset by positive results from the Fund’s overweights in Israel, Russia and China.

Sector weight deviations are a result of NFJ’s bottom-up investment process. On average during the twelve-month period, the Fund’s largest overweights relative to the benchmark index were in the telecommunications services sector and emerging markets, whereas the largest relative underweights were in the health care sector and North America.

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AllianzGI NFJ Global Dividend Value Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2015

	1 Year	5 Year	Since Inception†
AllianzGI NFJ Global Dividend Value Fund Class A	–12.44%	4.46%	7.72%
AllianzGI NFJ Global Dividend Value Fund Class A (adjusted)	–17.25%	3.28%	6.75%
AllianzGI NFJ Global Dividend Value Fund Class C	–13.16%	3.66%	6.89%
AllianzGI NFJ Global Dividend Value Fund Class C (adjusted)	–13.95%	3.66%	6.89%
AllianzGI NFJ Global Dividend Value Fund Class D	–12.49%	4.41%	7.67%
AllianzGI NFJ Global Dividend Value Fund Class P	–12.27%	4.66%	7.92%
AllianzGI NFJ Global Dividend Value Fund Institutional Class	–12.23%	4.74%	8.01%
MSCI ACWI	–6.66%	6.82%	9.63%
Lipper Global Equity Income Funds Average	–7.54%	6.14%	8.81%

† The Fund began operations on 6/26/09. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 6/30/09.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 124 and 125 for more information. The Fund’s gross expense ratios are 1.46% for Class A shares, 2.22% for Class C shares, 1.47% for Class D shares, 1.28% for Class P shares and 1.18% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/16. The Fund’s expense ratios net of this reduction are 1.20% for Class A shares, 1.99% for Class C shares, 1.20% for Class D shares, 1.04% for Class P shares and 0.95% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2015, as supplemented to date.

Cumulative Returns Through September 30, 2015

Country Allocation (as of September 30, 2015)

United States	45.2%
United Kingdom	13.2%
Japan	5.3%
South Africa	3.8%
China	3.7%
Spain	3.7%
Indonesia	3.2%
France	2.4%
Other	15.7%
Cash & Equivalents — Net	3.8%

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AllianzGI NFJ Global Dividend Value Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (4/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/15)	$898.60	$895.30	$898.70	$899.60	$899.90
Expenses Paid During Period	$5.71	$9.45	$5.71	$4.95	$4.52

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (4/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/15)	$1,019.05	$1,015.09	$1,019.05	$1,019.85	$1,020.31
Expenses Paid During Period	$6.07	$10.05	$6.07	$5.27	$4.81

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.20% for Class A, 1.99% for Class C, 1.20% for Class D, 1.04% for Class P and 0.95% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

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Unaudited

AllianzGI NFJ International Small-Cap Value Fund

For the period of October 1, 2014 through September 30, 2015, as provided by Krysta Hill, Product Specialist Associate, and reviewed by L. Baxter Hines, CFA, Portfolio Manager/Analyst.

Fund Insights

For the twelve-month period ended September 30, 2015, Class A shares at NAV of the AllianzGI NFJ International Small-Cap Value Fund (the “Fund”) returned -4.72%, underperforming the MSCI World ex USA Small Cap Index (the “benchmark index”), which returned -3.71%. Effective September 30, 2015, the Fund’s fiscal year end changed from November 30th to September 30th. For the fiscal reporting period from December 1, 2014 through September 30, 2015, Class A shares at NAV of the Fund returned -4.13%, underperforming its benchmark index, which returned -1.11%. The discussion that follows, as well as the subsequent performance information, relates to the twelve-month period ended September 30, 2015.

Market Overview

International equities generally delivered negative total returns over the reporting period, with the weakest results stemming from emerging market countries. The MSCI Emerging Markets Index tumbled 19.28% while the MSCI EAFE Index slid 8.66% for the trailing one year period. Smaller capitalization stocks generally outperformed their larger capitalization peers, and the benchmark index declined a more moderate -3.71%. The value investing style continued to face headwinds, and within the international small-cap equity space, value stocks—as measured by the MSCI World ex USA Small Cap Value Index—underperformed growth—as measured by the MSCI World ex-US Small Cap Growth Index—by more than 5%. Ten of 22 countries in the benchmark index delivered a positive total return, led by strength from Ireland, Demark, Italy, Germany and Sweden. Economies with deep ties to emerging countries and the commodity markets were the poorest performers, including Canada, Norway and Australia, as well as Singapore and Hong Kong. Over the twelve-month period, fears of a rate hike by the Fed sparked volatility worldwide. Slowing global growth continued to weigh on commodity prices, due in part to the currency devaluation in China, the world’s second-largest consumer of oil. Reports indicated that Russia and Brazil—countries with deep ties to the commodity markets—sunk into recession territory toward the end of the twelve-month period. Over the trailing one year period, crude oil (Brent) prices dropped a precipitous 49%, dragging the production-weighted S&P GSCI down to its lowest level since March of 2009. For the twelve-month period, five of ten economic sectors within the benchmark index recorded a positive return, led by consumer staples, health care and consumer discretionary. Dispersion between the benchmark index’s strongest and weakest-performing sectors was over 66%, as energy sunk by 52%. A total of three sectors dipped into double-digit negative territory, including energy (-52%), utilities (-11%) and materials (-11%).

Portfolio Review

The Fund’s relative underperformance versus the benchmark index was largely due to negative country and sector allocations, while stock selection was positive over the twelve-month period.

In terms of stock selection, the Fund’s holdings in the industrials, materials and health care sectors were the largest contributors to performance. Conversely, holdings in the financials, consumer discretionary and information technology sectors somewhat muted relative results.

From a sector allocation perspective, an overweight in materials as well as underweight positions in the consumer staples and consumer discretionary sectors detracted from the Fund’s relative returns. This negative impact on performance was moderated by an underweight in the energy sector and an overweight in the financials sector, which aided results.

Stock selection by country was robust, particularly across Canada, the UK, Japan and the Netherlands. During the twelve-month period, Fund holdings in Sweden, Austria, Hong Kong and Germany failed to keep pace with benchmark shares.

Country allocation was negative, weighed down by overweight positions in Taiwan and Hong Kong, as well as underweights in Demark and Japan. This was slightly offset by underweight positions in Canada and Singapore, in addition to an overweight in South Africa, which aided relative results.

Sector and country weight deviations are a result of NFJ’s bottom-up investment process. On average during the twelve-month period, the Fund’s largest overweights relative to the benchmark index were in the financials sector and the emerging region. In contrast, the largest relative underweights were in the consumer discretionary sector and Japan.

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AllianzGI NFJ International Small-Cap Value Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2015

	1 Year	Since Inception†
AllianzGI NFJ International Small-Cap Value Fund Class A	–4.72%	11.72%
AllianzGI NFJ International Small-Cap Value Fund Class A (adjusted)	–9.96%	9.83%
AllianzGI NFJ International Small-Cap Value Fund Class C	–5.45%	10.90%
AllianzGI NFJ International Small-Cap Value Fund Class C (adjusted)	–6.29%	10.90%
AllianzGI NFJ International Small-Cap Value Fund Class D	–4.70%	11.73%
AllianzGI NFJ International Small-Cap Value Fund Class P	–4.56%	11.89%
AllianzGI NFJ International Small-Cap Value Fund Institutional Class	–4.45%	12.01%
AllianzGI NFJ International Small-Cap Value Fund Class R6	–4.36%	12.12%
MSCI World ex USA Small Cap Index	–3.71%	11.17%
International Small/Mid-Cap Value Funds Average	–4.13%	10.34%

† The Fund began operations on 6/1/12. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 5/31/12.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 124 and 125 for more information. The Fund’s gross expense ratios are 2.64% for Class A shares, 3.40% for Class C shares, 3.47% for Class D shares, 2.39% for Class P shares, 2.31% for Institutional Class shares and 2.31% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least 1/31/17. The Fund’s expense ratios net of this reduction are 1.45% for Class A shares, 2.20% for Class C shares, 1.45% for Class D shares, 1.30% for Class P shares, 1.20% for Institutional Class shares and 1.10% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2015, as supplemented to date.

Cumulative Returns Through September 30, 2015

Country Allocation (as of September 30, 2015)

United Kingdom	21.5%
Japan	18.1%
Canada	8.3%
Sweden	5.8%
Hong Kong	4.9%
Italy	3.7%
France	3.7%
Australia	3.3%
Other	24.6%
Cash & Equivalents — Net	6.1%

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AllianzGI NFJ International Small-Cap Value Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class	Class R6
Beginning Account Value*	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/15)	$932.70	$929.30	$932.80	$933.40	$934.20	$971.10
Expenses Paid During Period	$7.03	$10.64	$7.03	$6.30	$5.82	$0.65

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class	Class R6
Beginning Account Value (4/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/15)	$1,017.80	$1,014.04	$1,017.80	$1,018.55	$1,019.05	$1,019.55
Expenses Paid During Period	$7.33	$11.11	$7.33	$6.58	$6.07	$5.57

* Class R6 commenced operations on September 8, 2015. The Actual expense example is based on the period since inception; the Hypothetical expense example is based on the period beginning April 1, 2015. If the Hypothetical expense example had been based on the period since inception, the Ending Account Value and Expenses Paid During Period would have been $1,002.35 and $0.66, respectively.

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.45% for Class A, 2.20% for Class C, 1.45% for Class D, 1.30% for Class P, 1.20% for Institutional Class and 1.10% for Class R6), multiplied by the average account value over the period, multiplied by 183 (22 for Class R6)/365 for the Actual expense example and 183/365 for the Hypothetical expense example.

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Unaudited

AllianzGI NFJ International Value II Fund

For the period of October 1, 2014 through September 30, 2015, as provided by Krysta Hill, Product Specialist Associate, and reviewed by L. Baxter Hines, CFA, Portfolio Manager/Analyst.

Fund Insights

For the twelve-month period ended September 30, 2015, Class A shares at NAV of the AllianzGI NFJ International Value II Fund (the “Fund”) returned -12.74%, underperforming the MSCI EAFE Index (the “benchmark index”), which returned -8.66%. Effective September 30, 2015, the Fund’s fiscal year end changed from November 30th to September 30th. For the fiscal reporting period from December 1, 2014 through September 30, 2015, Class A shares at NAV of the Fund returned -11.10%, underperforming its benchmark index, which returned -8.56%. The discussion that follows, as well as the subsequent performance information, relates to the twelve-month period ended September 30, 2015.

Market Overview

International equities generally delivered negative total returns over the twelve-month period, with the weakest results stemming from emerging market countries. The MSCI Emerging Markets Index tumbled 19.28% while the benchmark index slid 8.66% for the trailing one year period. The value investing style continued to face headwinds, and within the international developed equity space, value stocks—as measured by the MSCI EAFE Value Index—underperformed growth—as measured by the MSCI EAFE Growth Index—by more than 7%. Just three of 21 countries in benchmark index returned a positive total return: Ireland, Demark and Israel. Economies with deep ties to emerging countries and the commodity markets were the poorest performers, including Norway, Singapore, Spain, Australia and New Zealand. Over the twelve-month period, fears of a rate hike by the Fed sparked volatility worldwide. Slowing global growth continued to weigh on commodity prices, due in part to the currency devaluation in China, the world’s second-largest consumer of oil. Reports indicated that Russia and Brazil—countries with deep ties to the commodity markets—sunk into recession territory toward the end of the twelve-month period. Over the trailing one year, crude oil (Brent) prices dropped a precipitous 49%, dragging the production-weighted S&P GSCI down to its lowest level since March of 2009. For the twelve-month period, just one of ten economic sectors within the benchmark index recorded a positive return, consumer staples. Dispersion between the benchmark index’s strongest and weakest-performing sectors was over 36%, as energy sunk by 34%. A total of three sectors dipped into double-digit negative territory, including energy (-34%), materials (-22%) and utilities (-10%).

Portfolio Review

Stock selection, country allocation and sector allocation drove the Fund’s relative underperformance of the benchmark index over the reporting period.

In terms of stock selection, the Fund’s holdings in the energy, telecom services and utilities sectors detracted from results while selection across the financials and consumer discretionary sectors was positive and outpaced benchmark index shares.

From a sector allocation perspective, overweight positions in the energy and materials sectors, as well as underweights in the consumer staples and health care sectors were primary performance detractors. This was partially offset by positive results from the Fund’s overweight in the consumer discretionary sector over the trailing twelve-month period.

Stock selection by region was positive, particularly in the United Kingdom and France. However, the Fund’s holdings in Japan, Hong Kong and Australia hindered relative results.

Country allocations were negative due to the Fund’s overweight positions in Canada, India, Norway and Brazil. This was offset by underweights in Spain and Australia, as well as overweights across Ireland, Israel and South Korea, which improved relative results.

Sector and region weight deviations are a result of NFJ’s bottom-up investment process. On average during the twelve-month period, the Fund’s largest overweights relative to the benchmark index were in the consumer discretionary and emerging markets sectors. In contrast, the largest relative underweights were in the consumer staples sector and Europe ex-UK.

Average Annual Total Return for the period ended September 30, 2015

	1 Year	Since Inception†
AllianzGI NFJ International Value II Fund Class A	–12.74%	4.32%
AllianzGI NFJ International Value II Fund Class A (adjusted)	–17.54%	2.79%
AllianzGI NFJ International Value II Fund Class C	–13.41%	3.53%
AllianzGI NFJ International Value II Fund Class C (adjusted)	–14.26%	3.53%
AllianzGI NFJ International Value II Fund Class D	–12.74%	4.31%
AllianzGI NFJ International Value II Fund Class P	–12.58%	4.53%
AllianzGI NFJ International Value II Fund Institutional Class	–12.56%	4.61%
MSCI EAFE Index	–8.66%	6.68%
Lipper International Multi-Cap Value Funds Average	–10.74%	5.01%

† The Fund began operations on 12/1/11. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 11/30/11.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 124 and 125 for more information. The Fund’s gross expense ratios are 2.46% for Class A shares, 3.23% for Class C shares, 2.45% for Class D shares, 2.11% for Class P shares and 1.78% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/16. The Fund’s expense ratios net of this reduction are 1.20% for Class A shares, 1.95% for Class C shares, 1.20% for Class D shares, 1.00% for Class P shares and 0.95% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2015, as supplemented to date.

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AllianzGI NFJ International Value II Fund (cont’d)

Cumulative Returns Through September 30, 2015

Country Allocation (as of September 30, 2015)

United Kingdom	22.7%
Japan	12.5%
Hong Kong	9.3%
France	7.9%
Canada	5.9%
Sweden	5.7%
China	4.5%
Norway	3.5%
Other	23.6%
Cash & Equivalents — Net	4.4%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (4/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/15)	$885.10	$882.10	$885.20	$885.90	$886.00
Expenses Paid During Period	$5.67	$9.20	$5.67	$4.73	$4.49

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (4/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/15)	$1,019.05	$1,015.29	$1,019.05	$1,020.05	$1,020.31
Expenses Paid During Period	$6.07	$9.85	$6.07	$5.06	$4.81

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.20% for Class A, 1.95% for Class C, 1.20% for Class D, 1.00% for Class P and 0.95% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

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Unaudited

AllianzGI Short Duration High Income Fund

For the period of October 1, 2014 through September 30, 2015, as provided by Doug Forsyth, CFA, Portfolio Manager.

Fund Insights

For the twelve-month period ended September 30, 2015, Class A shares at NAV of the AllianzGI Short Duration High Income Fund (the “Fund”) returned 1.51%, underperforming the BofA Merrill Lynch 1-3 Year BB US Cash Pay High Yield Index (the “benchmark index”), which returned 1.77%. Effective September 30, 2015, the Fund’s fiscal year end changed from November 30th to September 30th. For the fiscal reporting period from December 1, 2014 through September 30, 2015, Class A shares at NAV of the Fund returned 0.66%, underperforming its benchmark index, which returned 0.92%. The discussion that follows, as well as the subsequent performance information, relates to the twelve-month period ended September 30, 2015.

Market Overview

Throughout the twelve-month period there were several factors that influenced the broader high-yield market.

The most significant factor was the drop in oil prices. Investors sold both energy-related and non-energy issuers, with little regard to quality. The “for sale sign” created uncertainty and investor anxiety and quickly translated into selling pressure throughout the entire high-yield market. In the first quarter of 2015, energy prices continued to have an effect on the prices of high-yield energy issuers and the day-to-day volatility remained a challenge; however, market participants did a better job of isolating the commodity-price impact to those relevant issuers—which was not the case in the second half of 2014. Although prices moved lower overall among issuers in the energy industry, specifically among those in the exploration and production space, many issuers executed capital-market transactions. These transactions, both in new financing and in merger and acquisition activity, solidified balance sheets and extended the liquidity runway.

Investors digested non-earnings-related influences including the currency headwind, weather conditions that plagued the Northeast over the winter of 2014/2015 and the West Coast port shutdown. These factors were short-lived, but they impacted some companies earnings.

In May 2015, the high-yield market began to exhibit increasing technical pressure caused by structural changes. These structural changes have been developing for some time. Over the past three or four years, the lack of middle-market-making by banks and broker/dealers has created price gaps for some issuers. This technical overhang has become a significant element that investors have had to wrestle with on a daily basis.

The Fed’s lack of activity created a blend of uncertainty and, at the end of the twelve-month period, arguably brought its credibility into question. Instead of raising rates—keep in mind that a quarter-point hike would still be extremely accommodative on a historical basis—the Fed chose not to act. Because the Fed’s given rationale was heavily based on outside influences, notably China’s economic weakness, the market reacted poorly. This reaction pressured all risk assets, but that pressure accelerated on the heels of already weak sentiment.

On the US economic front, the data has been somewhat mixed, but it does not lend itself to the kind of recessionary environment that the high-yield market’s recent price performance would normally indicate.

To understand the historical impact of technical pressure and negative sentiment on the overall high-yield market, it is prudent to put the market’s recent absolute performance in historical context. At -4.90%, the third quarter 2015 return of the BofA Merrill Lynch High Yield Master II Index ranks as just the sixth-worst performing quarter since the inception of the index. The third quarter of 1990, the second quarter of 2002, the third and fourth quarters of 2008, and the third quarter of 2011 all had greater losses. In this most recent challenging environment, there were significant differences in performance among the sub asset classes. BB rated bonds outperformed the lower-quality credit categories as higher-quality bonds benefited from a flight-to-quality trade. In addition, lower coupon, tighter-spread issues benefited from declining Treasury yields.

Portfolio Review

The Fund seeks a high level of current income with lower volatility than the broader high yield market (to match the Fund’s investment objective). The Fund delivered positive absolute returns over the twelve-month period but slightly lagged the performance of the benchmark index return. Credit quality in the portfolio remains relatively high. Yield to worst for the Fund was consistently higher than that of the benchmark index over the period. At the same time, duration for the Fund was similar to that of the benchmark index over the period to balance our objectives of maintaining high current income while attempting to preserve capital in the event of rising interest rates.

Industry allocations that helped relative performance during the period included diversified financial services, homebuilders and technology.

Industry allocations that hurt relative performance during the period included metals & mining ex steel, chemicals, and steel products.

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Unaudited

AllianzGI Short Duration High Income Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2015

	1 Year	Since Inception†
AllianzGI Short Duration High Income Fund Class A	1.51%	4.77%
AllianzGI Short Duration High Income Fund Class A (adjusted)	–0.77%	4.17%
AllianzGI Short Duration High Income Fund Class C	1.25%	4.38%
AllianzGI Short Duration High Income Fund Class C (adjusted)	0.29%	4.38%
AllianzGI Short Duration High Income Fund Class D	1.56%	4.77%
AllianzGI Short Duration High Income Fund Class P	1.70%	4.94%
AllianzGI Short Duration High Income Fund Institutional Class	1.79%	5.04%
BofA Merrill Lynch 1-3 Year BB US Cash Pay High Yield Index	1.77%	5.69%

† The Fund began operations on 10/3/11. Benchmark return comparisons began on the fund inception date.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 2.25% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 124 and 125 for more information. The Fund’s gross expense ratios are 0.88% for Class A shares, 1.13% for Class C shares, 0.97% for Class D shares, 0.68% for Class P shares and 0.60% for Institutional Class shares. The ratio for Class D shares does not include an expense reduction, contractually guaranteed through at least 3/31/16. The Fund’s expense ratio net of this reduction is 0.85% for Class D shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2015, as supplemented to date.

Cumulative Returns Through September 30, 2015

Industry Allocation (as of September 30, 2015)

Telecommunications	11.7%
Diversified Financial Services	8.0%
Home Builders	7.1%
Containers & Packaging	6.1%
Media	5.3%
Pipelines	5.0%
Oil, Gas & Consumable Fuels	4.9%
Commercial Services & Supplies	4.5%
Other	40.9%
Cash & Equivalents — Net	6.5%

Moody’s Ratings* (as of September 30, 2015)

* As a percentage of total investments. Bond ratings refer to the underlying holdings of the Fund and are categorized from highest to lowest credit quality using ratings provided by Moody’s. Moody’s ratings have been selected for several reasons, including the access to information and materials provided by Moody’s, as well as the Fund’s consideration of industry practice. See “Important Information” for more detail on the selection of Moody’s for the Fund’s ratings presentation. Bonds not rated by Moody’s and bonds that do not currently have a rating available are designated in the chart above as “NR” and “NA”, respectively.

Annual Report	| September 30, 2015	109

Unaudited

AllianzGI Short Duration High Income Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (4/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/15)	$988.70	$986.60	$988.60	$989.60	$990.10
Expenses Paid During Period	$4.29	$5.88	$4.24	$3.19	$2.99

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (4/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/15)	$1,020.76	$1,019.15	$1,020.81	$1,021.86	$1,022.06
Expenses Paid During Period	$4.36	$5.97	$4.31	$3.24	$3.04

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.86% for Class A, 1.18% for Class C, 0.85% for Class D, 0.64% for Class P and 0.60% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

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Unaudited

AllianzGI Structured Return Fund

For the period of October 1, 2014, through September 30, 2015, as provided by Greg Tournant and Stephen Bond-Nelson, Co-Portfolio Managers.

Fund Insights

For the twelve-month period ended September 30, 2015, Class A shares at NAV of the AllianzGI Structured Return Fund (the “Fund”) returned 3.73%, outperforming the BofA Merrill Lynch 3-Month US Treasury Bill Index (the “benchmark index”), which was 0.02%. Effective September 30, 2015, the Fund’s fiscal year end changed from November 30th to September 30th. For the fiscal reporting period from December 1, 2014 through September 30, 2015, Class A shares at NAV of the Fund returned 2.92%, outperforming its benchmark index, which returned 0.02%. The discussion that follows, as well as the subsequent performance information, relates to the twelve-month period ended September 30, 2015.

Portfolio Review

The Fund delivered positive returns for the trailing one year period, performing in line with expectations. This year has provided an exemplary demonstration of Structured Return’s uncorrelated performance profile. The S&P 500 Index returned -0.61%.

From October 1, 2014 through July 31, 2015, we were able to hold all of our index option positions to expiration, as is the objective. The Fund delivered steady, positive returns during this time. In August, extraordinary equity market conditions prompted us to implement comprehensive portfolio restructuring.

In August, both the S&P 500 Index and the CBOE Volatility Index (“VIX”), a measure of expected equity-market fluctuations, underwent extreme moves. The S&P 500 Index declined 9.70% in just six trading days, en route to a -6.03% monthly return. The VIX spiked to 53 intraday—incredibly, from a starting level a few days earlier of just 13—rising 169% over five trading days leading up to August 24th.

At the start of the month, as is typical in a low-volatility environment, the strike distances of the portfolio’s in-the-money covered call positons averaged between 3% and 6%. As the S&P 500 Index pulled back and approached our in-the-money call strikes, we extended the breakeven levels downward, in keeping with our risk management restructuring process. We covered our existing short in-the money call positons and instead built new ones 10% to 12% further down in strike distance.

For the month of August, A Class Shares of the Fund returned -3.61%. Approximately half of this decline was realized loss resulting from restructuring costs. As we believe is typical, the other half was negative mark-to-market incurred as the spike in option prices caused an unrealized markdown of our option positions.

As we believe is common after an equity market decline, the subsequent elevated VIX level provided a favorable environment for new portfolio construction. This proved beneficial in September, as equities continued downward in September. The S&P 500 Index returned -2.47% for the month, yet the Fund was up 1.64%.

We believe positive performance in the aftermath of a market dislocation is one of the strategy’s hallmarks. Since portfolio restructuring occurred in a high-volatility environment, the breakeven distances on our newly reconfigured in-the-money covered calls were widened. In general, we believe a newly restructured portfolio can typically handle a follow-on equity decline without having to be restructured again, and with much less equity and VIX sensitivity than was embedded in the original set of positions. This is why we expect the Fund to perform well after the portfolio is restructured—even if the equity market continues lower.

With markets fluctuating wildly before and after the Fed’s decision to delay raising interest rates, the portfolio successfully navigated the choppiness and delivered positive, uncorrelated returns. As expected, the portfolio was also able to recoup a substantial amount of negative mark-to-market from August.

112	September 30, 2015 |	Annual Report

Unaudited

AllianzGI Structured Return Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2015

	1 Year	Since Inception†
AllianzGI Structured Return Fund Class A	3.73%	4.34%
AllianzGI Structured Return Fund Class A (adjusted)	–1.98%	2.27%
AllianzGI Structured Return Fund Class C	2.98%	3.54%
AllianzGI Structured Return Fund Class C (adjusted)	1.99%	3.54%
AllianzGI Structured Return Fund Class D	3.68%	4.37%
AllianzGI Structured Return Fund Class P	3.85%	4.47%
AllianzGI Structured Return Fund Institutional Class	3.94%	4.58%
BofA Merrill Lynch 3-Month US Treasury Bill Index	0.02%	0.05%
Lipper Absolute Return Funds Average	–1.98%	1.93%

† The Fund began operations on 12/3/12. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 11/30/12.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 124 and 125 for more information. The Fund’s gross expense ratios are 4.31% for Class A shares, 4.83% for Class C shares, 5.14% for Class D shares, 3.82% for Class P shares and 3.74% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/16. The Fund’s expense ratios net of this reduction are 1.24% for Class A shares, 1.99% for Class C shares, 1.24% for Class D shares, 1.09% for Class P shares and 0.99% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2015, as supplemented to date.

Cumulative Returns Through September 30, 2015

Asset Allocation (as of September 30, 2015)

Exchange-Traded Funds	89.3%
Cash & Equivalents — Net (including Options Purchased and Written)	10.7%

Annual Report	| September 30, 2015	113

Unaudited

AllianzGI Structured Return Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (4/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/15)	$1,002.60	$998.70	$1,002.00	$1,002.60	$1,003.20
Expenses Paid During Period	$5.77	$9.52	$5.77	$5.02	$4.52

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (4/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/15)	$1,019.30	$1,015.54	$1,019.30	$1,020.05	$1,020.56
Expenses Paid During Period	$5.82	$9.60	$5.82	$5.06	$4.56

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.15% for Class A, 1.90% for Class C, 1.15% for Class D, 1.00% for Class P and 0.90% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

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Unaudited

AllianzGI U.S. Equity Hedged Fund

For the period of October 1, 2014 through September 30, 2015, as provided by Greg Tournant and Stephen Bond-Nelson, Co-Portfolio Managers.

Fund Insights

For the twelve-month period ended September 30, 2015, Class A shares at NAV of the AllianzGI U.S. Equity Hedged Fund (the “Fund”) returned -1.81%, underperforming the S&P 500 Index (the “benchmark index”), which returned -0.61%. Effective September 30, 2015, the Fund’s fiscal year end changed from November 30th to September 30th. For the fiscal reporting period from December 1, 2014 through September 30, 2015, Class A shares at NAV of the Fund returned -5.69%, underperforming its benchmark index, which returned -5.53%. The discussion that follows, as well as the subsequent performance information, relates to the twelve-month period ended September 30, 2015.

Portfolio Review

The Fund performed in line with expectations for the trailing one year period. Although the Fund was unable to keep pace with the S&P 500 Index’s ascent at the start of the period, the Fund helped smooth equity volatility throughout the year.

Since its inception in December 2012, the strategy has delivered above-average returns among its Morningstar Long/Short Equity peer group and has reduced equity-market volatility by approximately one half.

The Fund seeks to provide protection against downside equity-market moves while asymmetrically preserving the upside potential of the underlying passive equity portfolio. The Fund pursues this objective by purchasing laddered, long-duration equity index put options and selling short-duration index calls at varying strike distances. The goal of this duration mismatch is for the short call positions to stay out of the way of rising equity markets while the longer-dated put positions continuously hedge downside risk.

The period was characterized by increased equity market choppiness. The Fund’s long put protection provided a cushion during equity market declines while gains from its short call positions helped smooth performance. In April, the rapid ascent of the equity market, coupled with the decline in implied volatility, created a performance drag for the Fund. Our short call positions, which had been written between 3% and 4% out-of-the money, were unable to avoid interfering with the run-up of the underlying passive equity portfolio, causing the Fund to miss out on approximately 60 bps of upside participation.

In August, the S&P 500 Index plummeted 9.70% in just six trading days, en route to a -6.03% monthly return. The portfolio’s laddered long-duration S&P 500 Index put positions helped curtail the equity-market losses. For the month, the A Share Class of the Fund returned -3.88%.

The benchmark index lost another 2.47% in September, gyrating wildly before and after the Fed’s decision to delay raising interest rates. Benefiting again from its long put positions, the Fund held up comparatively better, returning -2.05% for the month.

Average Annual Total Return for the period ended September 30, 2015

	1 Year	Since Inception†
AllianzGI U.S. Equity Hedged Fund Class A	–1.81%	6.33%
AllianzGI U.S. Equity Hedged Fund Class A (adjusted)	–7.20%	4.22%
AllianzGI U.S. Equity Hedged Fund Class C	–2.51%	5.57%
AllianzGI U.S. Equity Hedged Fund Class C (adjusted)	–3.43%	5.57%
AllianzGI U.S. Equity Hedged Fund Class D	–1.90%	6.31%
AllianzGI U.S. Equity Hedged Fund Class P	–1.67%	6.48%
AllianzGI U.S. Equity Hedged Fund Institutional Class	–1.53%	6.61%
S&P 500 Index	–0.61%	13.94%
Lipper Alternative Long/Short Equity Funds Average	–1.59%	5.43%

† The Fund began operations on 12/3/12. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 11/30/12.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 124 and 125 for more information. The Fund’s gross expense ratios are 3.79% for Class A shares, 4.57% for Class C shares, 8.52% for Class D shares, 3.47% for Class P shares and 3.13% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/16. The Fund’s expense ratios net of this reduction are 1.34% for Class A shares, 2.09% for Class C shares, 1.34% for Class D shares, 1.19% for Class P shares and 1.09% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2015, as supplemented to date.

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Unaudited

AllianzGI U.S. Equity Hedged Fund (cont’d)

Cumulative Returns Through September 30, 2015

Asset Allocation (as of September 30, 2015)

Exchange-Traded Funds	93.0%
Cash & Equivalents — Net (including Options Purchased and Written)	7.0%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (4/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/15)	$951.10	$947.80	$950.40	$950.90	$952.50
Expenses Paid During Period	$6.16	$9.81	$6.21	$5.43	$4.94

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (4/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/15)	$1,018.75	$1,014.99	$1,018.70	$1,019.50	$1,020.00
Expenses Paid During Period	$6.38	$10.15	$6.43	$5.62	$5.11

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.26% for Class A, 2.01% for Class C, 1.27% for Class D, 1.11% for Class P and 1.01% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Annual Report	| September 30, 2015	117

Unaudited

AllianzGI U.S. Small-Cap Growth Fund

For the period of October 1, 2014 through September 30, 2015, as provided by John McCraw, Portfolio Manager.

Fund Insights

For the twelve-month period ended September 30, 2015, Class A shares at NAV of the AllianzGI U.S. Small-Cap Growth Fund (the “Fund”) returned -4.90%, underperforming the Russell 2000 Growth Index (the “benchmark index”), which returned 4.04%. Effective September 30, 2015, the Fund’s fiscal year end changed from November 30th to September 30th. For the fiscal reporting period from December 1, 2014 through September 30, 2015, Class A shares at NAV of the Fund returned -8.16%, underperforming its benchmark index, which returned -2.66%. The discussion that follows, as well as the subsequent performance information, relates to the twelve-month period ended September 30, 2015.

Market Overview

US stocks ended mixed and proved resilient given the headwinds the market faced throughout the twelve-month period including interest rate, commodity, global equity and currency volatility, global growth concerns and US monetary policy uncertainty.

Initially, equities fell abruptly on slowing global economic momentum; however, by November 2014, investors had lifted the S&P 500 Index to a fresh all-time high. Tepid growth and benign inflation readings led to further accommodation by the BoJ, hints of aggressive action by Mario Draghi, President of the ECB, and a surprise rate cut by the PBoC. These policies bolstered investor sentiment, increasing demand for equities. Stocks corrected again in early December as the price of crude oil tumbled, but quickly reversed direction into year-end. Dovish FOMC commentary and a stronger-than-expected final third-quarter GDP report were the primary catalysts.

Throughout much of 2015 US stocks traded within a range. Volatility in the energy and currency markets as well as global macro-related headlines had an impact on day-to-day stock prices; however, Fed commentary and uncertainty around the path of monetary policy also influenced investor confidence. Aggressive action by the ECB and other overseas central banks did not directly impact the stock market, but reinforced the fact that the global landscape remained highly accommodative.

Profit growth was generally meager, but impressive nonetheless given Wall Street estimates. Elevated share buyback activity and a flood of merger and acquisition announcements supported higher stock prices. On the economic front, improving reports signaled a reacceleration of growth in the second quarter. Lastly, the Fed’s message remained consistent: Changes in policy will be data-dependent and international developments will be assessed.

As the period came to a close, risk assets fell sharply and equity volatility surged. September’s sell-off capped the weakest quarterly return for small caps since the third quarter of 2011. A Chinese stock market rout, currency uncertainty and global growth concerns weighed on sentiment, and the Fed’s decision to not hike rates added to investor angst. Weakness in commodity-linked stocks persisted on slowing demand assumptions and energy and metal price pressures. In addition, pharmaceutical and biotechnology companies succumbed to public scrutiny over drug pricing, further pressuring the market.

Against this backdrop, the Russell 2000 Index returned 1.25% and outperformed the Russell 1000 Index, which returned -0.61%. Within the small cap universe, growth-oriented stocks outperformed value-oriented stocks. Specific to the Russell 2000 Growth Index, sector performance was mixed. Health care, financials and information technology were the strongest-performing sectors, followed by consumer discretionary and telecom. In contrast, the energy sector declined the most, followed by materials and industrials.

Portfolio Review

The Fund underperformed its benchmark index over the twelve-month period. From an attribution perspective, security selection and to a lesser extent, sector weightings negatively impacted relative performance. In particular, stock picking in the information technology, consumer discretionary and industrials sectors weighed on relative returns. Conversely, security selection in financials, materials and energy had a positive impact. Separately, an underweight in health care and an overweight in energy hindered relative performance.

118	September 30, 2015 |	Annual Report

Unaudited

AllianzGI U.S. Small-Cap Growth Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2015

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI U.S. Small-Cap Growth Fund Class A	–4.90%	11.14%	7.06%	7.09%
AllianzGI U.S. Small-Cap Growth Fund Class A (adjusted)	–10.13%	9.89%	6.45%	6.81%
AllianzGI U.S. Small-Cap Growth Fund Class C	–5.72%	10.32%	6.26%	6.29%
AllianzGI U.S. Small-Cap Growth Fund Class C (adjusted)	–6.57%	10.32%	6.26%	6.29%
AllianzGI U.S. Small-Cap Growth Fund Class D	–4.95%	11.16%	7.07%	7.09%
AllianzGI U.S. Small-Cap Growth Fund Class R	–5.14%	10.90%	6.81%	6.83%
AllianzGI U.S. Small-Cap Growth Fund Class P	–4.84%	11.38%	7.31%	7.35%
AllianzGI U.S. Small-Cap Growth Fund Institutional Class	–4.69%	11.49%	7.42%	7.45%
Russell 2000 Growth Index	4.04%	13.26%	7.67%	6.82%
Lipper Small-Cap Growth Funds Average	2.77%	12.33%	6.94%	8.69%

† The Fund began operations on 10/1/93. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 9/30/93.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 124 and 125 for more information. The Fund’s gross expense ratios are 1.89% for Class A shares, 2.69% for Class C shares, 1.92% for Class D shares, 2.20% for Class R shares, 1.76% for Class P shares and 1.66% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/16. The Fund’s expense ratios net of this reduction are 1.40% for Class A shares, 2.20% for Class C shares, 1.42% for Class D shares, 1.65% for Class R shares, 1.25% for Class P shares and 1.16% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2015, as supplemented to date.

Cumulative Returns Through September 30, 2015

Industry Allocation (as of September 30, 2015)

Software	9.4%
Health Care Providers & Services	7.1%
Banks	6.7%
Hotels, Restaurants & Leisure	6.4%
Biotechnology	6.2%
Pharmaceuticals	6.1%
Health Care Equipment & Supplies	5.0%
Household Durables	4.3%
Other	44.2%
Cash & Equivalents — Net	4.6%

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Unaudited

AllianzGI U.S. Small-Cap Growth Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class
Beginning Account Value (4/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/15)	$856.90	$853.20	$857.10	$856.00	$857.50	$857.60
Expenses Paid During Period	$6.52	$10.22	$6.61	$7.68	$5.82	$5.40

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class
Beginning Account Value (4/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/15)	$1,018.05	$1,014.04	$1,017.95	$1,016.80	$1,018.80	$1,019.25
Expenses Paid During Period	$7.08	$11.11	$7.18	$8.34	$6.33	$5.87

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.40% for Class A, 2.20% for Class C, 1.42% for Class D, 1.65% for Class R, 1.25% for Class P and 1.16% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

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Unaudited

AllianzGI Ultra Micro Cap Fund

For the period of October 1, 2014 through September 30, 2015, as provided by John McCraw, Portfolio Manager.

Fund Insights

For the twelve-month period ended September 30, 2015, Class A shares at NAV of the AllianzGI Ultra Micro Cap Fund (the “Fund”) returned 1.66%, underperforming the Russell Microcap Growth Index (the “benchmark index”), which returned 3.68%. Effective September 30, 2015, the Fund’s fiscal year end changed from November 30th to September 30th. For the fiscal reporting period from December 1, 2014 through September 30, 2015, Class A shares at NAV of the Fund returned -4.09%, underperforming its benchmark index, which returned 2.79%. The discussion that follows, as well as the subsequent performance information, relates to the twelve-month period ended September 30, 2015.

Market Overview

US stocks ended mixed and proved resilient given the headwinds the market faced throughout the twelve-month period including interest rate, commodity, global equity and currency volatility, global growth concerns and US monetary policy uncertainty.

Initially, equities fell abruptly on slowing global economic momentum; however, by November 2014, investors had lifted the S&P 500 Index to a fresh all-time high. Tepid growth and benign inflation readings led to further accommodation by the BoJ, hints of aggressive action by Mario Draghi, President of the ECB, and a surprise rate cut by the PBoC. These policies bolstered investor sentiment, increasing demand for equities. Stocks corrected again in early December as the price of crude oil tumbled, but quickly reversed direction into year-end. Dovish FOMC commentary and a stronger-than-expected final third-quarter GDP report were the primary catalysts.

Throughout much of 2015, US stocks traded within a range. Volatility in the energy and currency markets as well as global macro-related headlines had an impact on day-to-day stock prices; however, Fed commentary and uncertainty around the path of monetary policy also influenced investor confidence. Aggressive action by the ECB and other overseas central banks did not directly impact the stock market, but reinforced the fact that the global landscape remained highly accommodative.

Profit growth was generally meager, but impressive nonetheless given Wall Street estimates. Elevated share buyback activity and a flood of merger and acquisition announcements supported higher stock prices. On the economic front, improving reports signaled a reacceleration of growth in the second quarter. Lastly, the Fed’s message remained consistent: Changes in policy will be data-dependent and international developments will be assessed.

As the period came to a close, risk assets fell sharply and equity volatility surged. September’s sell-off capped the weakest quarterly return for small caps since the third quarter of 2011. A Chinese stock market rout, currency uncertainty and global growth concerns weighed on sentiment, and the Fed’s decision to not hike rates added to investor angst. Weakness in commodity-linked stocks persisted on slowing demand assumptions and energy and metal price pressures. In addition, pharmaceutical and biotechnology companies succumbed to public scrutiny over drug pricing, further pressuring the market.

Against this backdrop, the Russell Microcap Index returned 1.65% and outperformed the Russell 2000 Index, which returned 1.25%. Within the microcap universe, growth-oriented stocks bested value-oriented stocks. Specific to the Russell Microcap Growth Index, sector performance was mixed. Telecom services, financials and health care were the strongest-performing sectors, followed by information technology. In contrast, the energy sector declined the most, followed by the consumer staples, materials and industrials sectors.

Portfolio Review

The Fund underperformed its benchmark index over the twelve-month period. From an attribution perspective, security selection was positive but sector weighting effects were offsetting. In particular, stock picking in the industrials, energy and telecom services sectors weighed on relative returns. Conversely, security selection in the financials, health care and consumer staples sectors had a positive impact. Separately, an underweight in the health care sector and an overweight in the industrials sector hindered relative performance.

Average Annual Total Return for the period ended September 30, 2015

	1 Year	5 Year	Since Inception†
AllianzGI Ultra Micro Cap Fund Class A	1.66%	16.07%	12.26%
AllianzGI Ultra Micro Cap Fund Class A (adjusted)	–3.93%	14.77%	11.43%
AllianzGI Ultra Micro Cap Fund Class P	2.01%	16.33%	12.53%
AllianzGI Ultra Micro Cap Fund Institutional Class	1.78%	16.37%	12.59%
Russell Microcap Growth Index	3.68%	13.35%	7.44%
Lipper Small-Cap Growth Funds Average	2.77%	12.33%	7.66%

† The Fund began operations on 1/28/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 1/31/08.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 124 and 125 for more information. The Fund’s expense ratios are 2.10% for Class A shares, 1.84% for Class P shares and 1.89% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2015, as supplemented to date.

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Unaudited

AllianzGI Ultra Micro Cap Fund (cont’d)

Cumulative Returns Through September 30, 2015

Industry Allocation (as of September 30, 2015)

Health Care Equipment & Supplies	11.5%
Biotechnology	9.2%
Health Care Providers & Services	6.3%
Internet Software & Services	5.6%
Hotels, Restaurants & Leisure	5.4%
Pharmaceuticals	5.1%
Banks	4.6%
Software	4.6%
Other	43.6%
Cash & Equivalents — Net	4.1%

Shareholder Expense Example	Actual Performance
	Class A	Class P	Institutional Class
Beginning Account Value (4/1/15)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/15)	$875.50	$877.00	$876.10
Expenses Paid During Period	$9.78	$8.56	$9.27

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class P	Institutional Class
Beginning Account Value (4/1/15)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/15)	$1,014.64	$1,015.94	$1,015.19
Expenses Paid During Period	$10.50	$9.20	$9.95

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (2.08% for Class A, 1.82% for Class P and 1.97% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

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Important Information

Effective September 30, 2015, the Trust’s fiscal year end changed from November 30th to September 30th.

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. The AllianzGI Global Allocation Fund reorganized on May 4, 2009 when its predecessor merged into the Trust. The Global Allocation Fund’s shares were first offered in 9/98. On April 12, 2010, the following funds reorganized when their predecessors merged into series of the Trust (including fund’s inception date): AllianzGI Convertible Fund (4/93), AllianzGI High Yield Bond Fund (7/96), AllianzGI International Small-Cap Fund (12/97), AllianzGI U.S. Small-Cap Growth Fund (10/93), AllianzGI Micro Cap Fund (7/95), AllianzGI Ultra Micro Cap Fund (1/08). For each of the reorganized funds, Institutional Class is the oldest share class, except that for AllianzGI International Small-Cap Fund, the oldest share class of the predecessor fund merged into Class P.

The Target-Date Funds are designed to offer individual investors comprehensive asset allocation strategies tailored to the approximate date when they expect to begin withdrawing assets. The target date included in the Fund’s name does not necessarily represent the specific year an investor will begin withdrawing assets. It is intended only as a general guide. Each Fund follows a target asset allocation schedule that changes over time to help reduce portfolio risk, increasing its exposure to conservative investments as the target date approaches. The principal value of a Fund is not guaranteed at any time, including the target date. A Fund’s shareholders may experiences losses, including losses near, at or after the target year indicated in the Fund’s name.

Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% contingent deferred sales charge (“CDSC”) for shares redeemed in the first year. Class D shares are continuously offered through financial service firms, such as broker-dealers or registered investment advisers. Class R shares are generally available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and healthcare benefit funding plans. Class P shares are offered primarily through certain asset allocation, wrap fee and other similar programs offered by broker-dealers and other intermediaries. Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries. Class R6 shares are offered primarily for 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, healthcare benefit funding plans and other specified benefit plans and accounts whereby the plan or the plan’s broker, dealer or other financial Intermediary has an agreement with the Distributor or the Investment Manager to utilize Class R6 shares In certain Investment products or programs.

Class B shares of Allianz Multi-Strategy Funds are not available for purchase, except through exchanges and dividend reinvestments for any Funds with Class B shares outstanding (currently only AllianzGI Global Allocation Fund).

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Cumulative Returns charts for each Fund assume the initial investment was made on the first day of the Fund’s initial fiscal year. The charts reflect any sales load that would have applied at the time of purchase or any CDSC that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes. The benchmark cumulative return began on the last day of the month of the respective Fund’s inception date.

Proxy Voting

The Funds’ Investment Manager and Sub-Advisers have adopted written proxy voting policies and procedures (the “Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by Allianz Funds Multi-Strategy Trust (the “Trust”) as the policies and procedures that the Sub-Advisers will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy and the factors that the Sub-Advisers may consider in determining how to vote proxies for each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling 1-800-988-8380 (retail classes: A, B, C & R) or 1-800-498-5413 (Class P, R6, D, Institutional & Administrative classes), on the Allianz Global Investors Distributors website at us.allianzgi.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Form N-Q

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s website at http://www.sec.gov. A copy of the Trust’s Form N-Q is available without charge, upon request, by calling 1-800-988-8380 (retail classes: A, B, C & R) or 1-800-498-5413 (Class P, R6, D, Institutional & Administrative classes). In addition, the Trust’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

124	September 30, 2015 |	Annual Report

The following disclosure provides important information regarding each Fund’s Shareholder Expense Example, which appears on each Fund Summary page in this Annual Report. Please refer to this information when reviewing the Shareholder Expense Example for a Fund.

Shareholder Expense Example

Shareholders of a Fund incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment management fees; distribution and/or service (12b-1) fees and other Fund expenses. The Shareholder Expense Example is intended to help shareholders understand ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Shareholder Expense Example is based on an investment of $1,000.00 invested at the beginning of the period, as indicated, and held for the entire period through September 30, 2015.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period”, to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical

Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Shareholders may be subject to an annual fee of $15 for any accounts, including fiduciary accounts, with balances that fall below $1,000. This fee is not included in the shareholder expense example. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the Funds and when comparing the expenses of these Funds with other funds.

Credit Ratings

Bond ratings apply to the underlying holdings of a Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined for purposes of presentations in this report by using ratings provided by Moody’s Investors Service, Inc. (“Moody’s”). Presentations of credit ratings information in this report use ratings provided by Moody’s for this purpose, among other reasons, because of the access to background information and other materials provided by Moody’s, as well as the Funds’ considerations of industry practice. Bonds not rated by Moody’s or bonds that do not have a rating available from Moody’s are designated as “NR” and “NA”, respectively. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change periodically, even as frequently as daily. Ratings assigned by Moody’s or another rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the applicable Funds, Allianz Global Investors U.S. LLC, the sub-adviser to the applicable Funds, develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agencies or third-party research.

All the information on the Fund Summary pages, including Fund Insights, Average Annual Total/Cumulative Return Tables, Cumulative Return Charts, Shareholder Expense Examples and Allocation/Credit Rating Summaries, is unaudited.

Allianz Global Investors Distributors LLC, 1633 Broadway, New York, NY, 10019, us.allianzgi.com, 1-800-988-8380 (retail classes: A, B, C & R) or 1-800-498-5413 (Class P, R6, D, Institutional & Administrative classes).

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Unaudited

Benchmark Descriptions

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Prior to November 1, 2006, performance data for the MSCI Indices was calculated gross of dividend tax withholding. Performance data presently shown for the Indices is net of dividend tax withholding. This recalculation results in lower performance for the Indices.

Index	Description
Barclays Global Aggregate Index	The Barclays Global Aggregate Index provides a broad-based measure of the global investment grade fixed-rate debt markets. It is comprised of the US Aggregate, Pan-European Aggregate, and the Asian-Pacific Aggregate Indexes. It also includes a wide range of standard and customized sub-indices by liquidity constraint, sector, quality and maturity.

Barclays Global High Yield Index	The Barclays Global High Yield Index is an unmanaged index considered representative of fixed rate, non-investment grade debt of companies in the US, developed markets and emerging markets.

Barclays US Aggregate Bond Index	The Barclays US Aggregate Bond Index is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. It is generally considered to be representative of the domestic, investment grade, fixed rate, taxable bond market.

Barclays US Credit Index	The Barclays US Credit Index is the credit component of the US Government/Credit Index. It includes publicly issued US corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements. To qualify, securities must be rated investment grade (Baa3 or better) by Moody’s.

Barclays US Government Bond Index	The Barclays US Government Bond Index is composed of all publicly issued, nonconvertible, domestic debt of the US Government or any agency thereof, quasi-federal corporations or corporate debt guaranteed by the US Government.

Barclays US Government Inflation-Linked Bond Index	Barclays US Government Inflation-Linked Bond Index measures the performance of the US Treasury Inflation Protected Securities (“TIPS”) market. The index includes TIPS with one or more years remaining maturity with total outstanding issue size of $500 million or more.

Bloomberg Commodity Index	Bloomberg Commodity Index (BCOM) is calculated on an excess return basis and reflects commodity futures price movements. The index rebalances annually weighted 2/3 by trading volume and 1/3 by world production and weight-caps are applied at the commodity, sector and group level for diversification. Roll period typically occurs from 6th-10th business day based on the roll schedule.

Bloomberg Energy Subindex	The Bloomberg Energy Subindex (formerly known as Down Jones-UBS Energy Subindex, is a commodity group subindex of the Bloomberg CI. It is composed of futures contracts on crude oil, heating oil, unleaded gasoline and natural gas. It reflects the return of underlying commodity futures price movements only and is quoted in USD.

BofA Merrill Lynch 1-3 Year BB US Cash Pay High Yield Index	The BofA Merrill Lynch 1-3 Year BB US Cash Pay High Yield Index is a subset of the BofA Merrill Lynch US Cash Pay High Yield Index, including all securities with a remaining term to final maturity less than 3 years and rated BB1 through BB3, inclusive. The BofA Merrill Lynch US Cash Pay High Yield Index tracks the performance of US dollar-denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in the US domestic market.

BofA Merrill Lynch 3-Month US Treasury Bill Index	The BofA Merrill Lynch 3-Month US Treasury Bill Index tracks the performance of the 3-month US Treasury markets.

BofA Merrill Lynch All Convertibles Index	The BofA Merrill Lynch All Convertibles Index is a widely used, unmanaged index that measures the performance of US dollar-denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance.

BofA Merrill Lynch High Yield Master II Index	The BofA Merrill Lynch High Yield Master II Index is an unmanaged index consisting of US dollar-denominated bonds that are issued in countries having a BBB3 or higher debt rating with at least one year remaining until maturity. All bonds must have a credit rating below investment grade but not in default.

CBOE Volatility Index (VIX)	The CBOE Volatility Index (VIX) is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.

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Index	Description

Custom Real Asset Benchmark	The Custom Real Asset Benchmark represents the performance of a hypothetical index developed by the Adviser. This blended benchmark is comprised of seven underlying indices in the following proportions: 25% Dow Jones UBS Commodity Total Return Index, 25% MSCI World Real Estate Index, 25% Barclays US Government Inflation-Linked Bond Index, 6.25% DAX Global Agribusiness Index, 7.5% MSCI World Energy Index, 6.25% MSCI World Materials Index and 5% MSCI ACWI Industrials (equal-weighted) Index. The Dow Jones UBS Commodity Total Return Index tracks prices of futures contracts on physical commodities on the commodity markets. The MSCI World Real Estate Index is a free float-adjusted market capitalization index that consists of large and mid cap equity REITs across 23 Developed Markets (DM) countries, which generate a majority of their revenue and income from real estate rental and leasing operations. The Barclays US Government Inflation-Linked Bond Index measures the performance of the US Treasury Inflation Protected Securities (TIPS) market. The DAX Global Agribusiness Index replicates the performance of the largest and most liquid agribusiness companies. The MSCI World Energy Index is a component of the MSCI World Index and represents the energy securities defined by MSCI. The MSCI World Materials Index is a component of the MSCI World Index and represents the materials securities defined by MSCI. The MSCI ACWI Industrials (equal-weighted) Index is a component of the MSCI All Country World Index and represents the industrials securities defined by MSCI calculated equal-weighted. Performance data presently shown for MSCI and DAX Indexes is net of dividend tax withholding. It is not possible to invest directly in the blended benchmark or in the indices from which it is derived.

Dow Jones Sustainability World Total Return Index	The Dow Jones Sustainability World Total Return Index tracks the performance of the top 10% of the 2500 largest companies in the S&P Global Broad Market Index that are the world’s sustainability leaders based on economic, environmental and social criteria.

Five-Year TIPS Constant Maturity Index	The Five-Year TIPS Constant Maturity Index is an index published by the Federal Reserve Board based on the average yield of a range of Treasury securities, all adjusted to the equivalent of a five-year maturity.

JP Morgan Corporate Emerging Markets Broad Diversified Index (CEMBI)	The JP Morgan Corporate Emerging Markets Bond Index (CEMBI) tracks total returns of US dollar-denominated debt instruments issued by corporate entities in emerging market countries. Two variations are available: CEMBI Broad and CEMBI. The CEMBI Broad is the most comprehensive corporate benchmark followed by the CEMBI, which consists of an investable universe of corporate bonds. Both indices are also available in Diversified versions.

JP Morgan Emerging Markets Bond Index Global Diversified (EMBI Global Diversified)	The JP Morgan Emerging Markets Bond Index Global Diversified (EMBI Global Diversified) is a uniquely-weighted version of the EMBI Global. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by the EMBI Global.

JP Morgan Government Bond Index-Global Emerging Markets (GBI-EM)	The JP Morgan Government Bond Index-Global Emerging Markets (GBI-EM) is the first comprehensive, global local emerging markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. Variations of the index are available to allow investors to select the most appropriate benchmark for their objectives.

Morningstar Lifetime Conservative Series: Morningstar Lifetime Conservative 2015, Morningstar Lifetime Conservative 2020, Morningstar Lifetime Conservative 2025, Morningstar Lifetime Conservative 2030, Morningstar Lifetime Conservative 2035, Morningstar Lifetime Conservative 2040, Morningstar Lifetime Conservative 2045, Morningstar Lifetime Conservative 2050, Morningstar Lifetime Conservative 2055 and Morningstar Conservative Income	The Morningstar Lifetime Conservative 2015, Morningstar Lifetime Conservative 2020, Morningstar Lifetime Conservative 2025, Morningstar Lifetime Conservative 2030, Morningstar Lifetime Conservative 2035, Morningstar Lifetime Conservative 2040, Morningstar Lifetime Conservative 2045, Morningstar Lifetime Conservative 2050, Morningstar Lifetime Conservative 2055 and Morningstar Conservative Income Indices each represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. The portfolio is held in proportions appropriate for a US investor’s investment horizon until retirement. The conservative risk profile is for investors who are comfortable with below-average exposure to equity market volatility.

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Benchmark Descriptions (cont’d)

Index	Description

MSCI AC World Index ex USA	The MSCI AC World Index ex USA is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States.

MSCI ACWI ex USA Growth Index	The MSCI ACWI ex USA Growth Index captures large and mid-cap securities exhibiting overall growth style characteristics across developed and emerging markets, excluding the United States.

MSCI ACWI Value Index	The MSCI ACWI Value Index captures large and mid cap securities exhibiting overall value style characteristics across developed markets countries and emerging markets countries.

MSCI All Country World Index (Also known as: MSCI AC World Index and MSCI ACWI)	The MSCI All Country World Index (MSCI ACWI) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices.

MSCI China Index	The MSCI China Index is a free float-adjusted market capitalization-weighted index of Chinese equities that includes China-affiliated corporations (“Red-chips” or “P-chips”) and China-incorporated corporations listed as “H-shares” on the Hong Kong Exchange or listed as “B-shares” on the Shanghai and Shenzhen exchanges.

MSCI EAFE Index	The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US and Canada.

MSCI EAFE Growth Index	The MSCI EAFE Growth Index captures large and mid cap securities exhibiting overall growth style characteristics across developed markets countries around the world, excluding the US and Canada.

MSCI EAFE Small Cap Index	The MSCI EAFE Small Cap Index is an equity index which captures small cap representation across Developed Markets countries around the world, excluding the US and Canada.

MSCI EAFE Value Index	The MSCI EAFE Value Index captures large and mid cap securities exhibiting overall value style characteristics across developed markets countries around the world, excluding the US and Canada.

MSCI Emerging Markets Index	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in emerging markets.

MSCI Emerging Markets Growth Index	The MSCI Emerging Markets Growth Index captures large and mid cap securities exhibiting overall growth style characteristics across emerging markets countries.

MSCI Emerging Markets Small-Cap Index	The MSCI Emerging Markets Small-Cap Index captures small cap representation across emerging markets countries.

MSCI Emerging Markets Value Index	The MSCI Emerging Markets Value Index captures large and mid cap securities exhibiting overall value style characteristics across emerging markets countries.

MSCI Europe Total Return (Net) Index	The MSCI Europe Total Return (Net) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe.

MSCI World ex USA Small Cap Index	The MSCI World ex USA Small Cap Index captures small cap representation across 23 of 24 of developed market countries (excluding the United States).

MSCI World ex USA Small Cap Growth Index	The MSCI World ex USA Small Cap Growth Index captures small cap securities exhibiting overall growth style characteristics across developed markets countries excluding the US.

MSCI World ex USA Small Cap Value Index	The MSCI World ex USA Small Cap Value Index captures small cap securities exhibiting overall value style characteristics across the 22 Developed Markets countries excluding the US. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

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Index	Description
MSCI World Minimum Volatility Index	MSCI World Minimum Volatility Index aims to reflect the performance characteristics of a minimum variance strategy applied to the MSCI large and mid cap equity universe across 24 developed market countries. The index is calculated by optimizing the MSCI World Index, its parent index, for the lowest absolute risk (within a given set of constraints). Historically, the index has shown lower beta and volatility characteristics relative to the MSCI World Index.

MSCI World Real Estate Index	The MSCI World Real Estate Index is a free float-adjusted market capitalization index that consists of large and mid-cap equity REITs across 23 Developed Markets (DM) countries*, which generate a majority of their revenue and income from real estate rental and leasing operations. With 103 constituents, it represents about 85% of the REIT universe in each country and all securities are classified in the REIT sector according to the Global Industry Classification Standard (GICS®).

Real Return Target Date Index; RR Target 2015 Index; RR Target 2020 Index; RR Target 2025 Index; RR Target 2030 Index; RR Target 2035 Index; RR Target 2040 Index; RR Target 2045 Index; RR Target 2050 Index; RR Target 2040+ Index; RR Target Today Index	Each of the Real Return Target 2015, Real Return Target 2020, Real Return Target 2025, Real Return Target 2030, Real Return Target 2035, Real Return Target 2040, Real Return Target 2045, Real Return Target 2050, Real Return Target 40+ and Real Return Target Today Indices (for purposes of this paragraph, the “New Primary Indices”) is a composite of other indexes. The sub-indexes represent traditional stocks and bonds in addition to real return assets such as inflation-linked bonds, commodities and real estate securities that are considered to potentially counterbalance inflation. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches. It is not possible to invest directly in an index. Each of the New Primary Indices is calculated using the methodology of, and is maintained by, S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC). The New Primary Indices are not sponsored by S&P Dow Jones Indices or its affiliates or its third party licensors (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices will not be liable for any errors or omissions in calculating the New Primary Indices. “Calculated by S&P Dow Jones Indices” and the related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by Allianz Global Investors GmbH.

Russell 1000 Index	The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest companies in the Russell 3000 Index and represents approximately 90% of the total market capitalization of the Russell 3000 Index. It is highly correlated with the S&P 500 Index.

Russell 2000 Growth Index	The Russell 2000 Growth Index is an unmanaged index composed of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Index	The Russell 2000 Index measures the performance of the small cap segment of the US equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index and represents approximately 10% of total market capitalization of that index.

Russell Microcap Growth Index	The Russell Microcap Growth Index measures the performance of the microcap growth segment of the US equity market. It includes those Russell Microcap Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Microcap Index	The Russell Microcap Index measures the performance of the microcap segment of the US equity market. It makes up less than 3% of the US equity market.

S&P 500 Index	The Standard & Poor’s 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large cap segment of the US equities market.

S&P Global Water Index	The Standard & Poor’s Global Water Index is comprised of 50 of the largest publicly traded companies in water-related businesses that meet specific investability requirements. This index is designed to provide liquid exposure to the leading publicly-listed companies in the global water industry, from both developed markets and emerging markets.

S&P GSCI	The S&P GSCI (formerly the Goldman Sachs Commodity Index) serves as a benchmark for investment in the commodity markets and as a measure of commodity performance over time. It is a tradable index that is readily available to market participants of the Chicago Mercantile Exchange.

USD Overnight LIBOR	USD Overnight LIBOR (London Interbank Offered Rate) is the average interest rate at which leading banks in London borrow US dollar funds from one another with a maturity of one day (overnight).

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Schedule of Investments

September 30, 2015

AllianzGI Retirement 2015 Fund

	Shares	Value
Mutual Funds—74.1%
AllianzGI Best Styles International Equity (a)(g)	111,324	$1,541,844
AllianzGI Best Styles U.S. Equity (a)(g)	303,400	4,311,316
AllianzGI Emerging Markets Consumer (a)(b)(e)	43,473	533,843
AllianzGI Global Natural Resources (a)(b)	35,906	490,834
AllianzGI International Managed Volatility (a)(b)	33,640	463,556
AllianzGI Mid-Cap (a)(b)	123,561	459,648
AllianzGI NFJ Mid-Cap Value (a)(b)	42,845	1,077,990
AllianzGI Short Duration High Income (a)(b)	244,622	3,681,563
AllianzGI Structured Return (a)(b)	79,840	1,240,710
AllianzGI U.S. Small-Cap Growth (a)(b)	40,535	603,162
Harvest Funds Intermediate Bond (b)	63,037	619,023
PIMCO Foreign Bond (U.S. Dollar-Hedged) (a)(b)	73,020	774,008
PIMCO Income (a)(b)	346,224	4,185,850
PIMCO Long-Term Credit (a)(b)	116,911	1,397,084
PIMCO Mortgage Opportunities (a)(b)	83,857	930,807
Templeton Frontier Markets (d)	5,042	61,261
Voya Global Real Estate (c)	32,554	621,122

Total Mutual Funds (cost—$23,765,901)		22,993,621

Exchange-Traded Funds (a)—23.9%
PIMCO 15+ Year U.S. TIPS Index	45,571	2,774,363
PIMCO Broad U.S. TIPS Index	83,358	4,658,045

Total Exchange-Traded Funds (cost—$7,615,885)		7,432,408

	Principal Amount (000s)
Repurchase Agreements—6.1%
State Street Bank and Trust Co., dated 9/30/15, 0.00%, due 10/1/15, proceeds $1,902,000; collateralized by U.S. Treasury Notes, 1.875%, due 11/30/21, valued at $1,941,038 including accrued interest
(cost—$1,902,000)	$1,902	1,902,000

Total Investments (cost—$33,283,786)—104.1%		32,328,029

Liabilities in excess of other assets (f)—(4.1)%		(1,286,856)

Net Assets—100.0%		$31,041,173

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class I share.

(d) Advisor Class share.

(e) Non-income producing.

(f) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b), 7(c) and 7(d) in the Notes to Financial Statements.

(g) Class R6 share.

Glossary:

TIPS—Treasury Inflation Protected Securities

AllianzGI Retirement 2020 Fund

	Shares	Value
Mutual Funds—75.8%
AllianzGI Best Styles International Equity (a)(g)	289,571	$4,010,554
AllianzGI Best Styles U.S. Equity (a)(g)	680,975	9,676,662
AllianzGI Emerging Markets Consumer (a)(b)(e)	94,265	1,157,576
AllianzGI Global Natural Resources (a)(b)	97,410	1,331,589
AllianzGI International Managed Volatility (a)(b)	72,979	1,005,648
AllianzGI Mid-Cap (a)(b)	303,645	1,129,561
AllianzGI NFJ Mid-Cap Value (a)(b)	106,079	2,668,941
AllianzGI Short Duration High Income (a)(b)	508,507	7,653,025
AllianzGI Structured Return (a)(b)	164,455	2,555,627
AllianzGI U.S. Managed Volatility (a)(b)	46,475	666,911
AllianzGI U.S. Small-Cap Growth (a)(b)	109,748	1,633,054
Harvest Funds Intermediate Bond (b)	136,769	1,343,072
PIMCO Foreign Bond (U.S. Dollar-Hedged) (a)(b)	95,066	1,007,702
PIMCO Income (a)(b)	684,495	8,275,546
PIMCO Long-Term Credit (a)(b)	253,750	3,032,313
PIMCO Mortgage Opportunities (a)(b)	169,848	1,885,317
Templeton Frontier Markets (d)	38,270	464,981
Voya Global Real Estate (c)	70,623	1,347,485

Total Mutual Funds (cost—$53,043,853)		50,845,564

Exchange-Traded Funds (a)— 22.5%
PIMCO 15+ Year U.S. TIPS Index	93,390	5,685,583
PIMCO Broad U.S. TIPS Index	168,817	9,433,494

Total Exchange-Traded Funds (cost—$15,500,810)		15,119,077

	Principal Amount (000s)
Repurchase Agreements—4.7%
State Street Bank and Trust Co., dated 9/30/15, 0.00%, due 10/1/15, proceeds $3,183,000; collateralized by U.S. Treasury Notes, 2.00%, due 10/31/21, valued at $3,248,081 including accrued interest
(cost—$3,183,000)	$3,183	3,183,000

Total Investments (cost—$71,727,663)—103.0%		69,147,641

Liabilities in excess of other assets (f)—(3.0)%		(1,999,540)

Net Assets—100.0%		$67,148,101

130	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2015

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class I share.

(d) Advisor Class share.

(e) Non-income producing.

(f) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b), 7(c) and 7(d) in the Notes to Financial Statements.

(g) Class R6 share.

Glossary:

TIPS—Treasury Inflation Protected Securities

AllianzGI Retirement 2025 Fund

	Shares	Value
Mutual Funds—79.5%
AllianzGI Best Styles International Equity (a)(g)	392,469	$5,435,700
AllianzGI Best Styles U.S. Equity (a)(g)	859,215	12,209,452
AllianzGI Emerging Markets Consumer (a)(b)(e)	124,016	1,522,918
AllianzGI Focused Growth (a)(b)	18,596	698,659
AllianzGI Global Natural Resources (a)(b)	123,741	1,691,539
AllianzGI International Managed Volatility (a)(b)	74,193	1,022,377
AllianzGI Mid-Cap (a)(b)	362,735	1,349,375
AllianzGI NFJ Mid-Cap Value (a)(b)	115,875	2,915,407
AllianzGI Short Duration High Income (a)(b)	449,549	6,765,715
AllianzGI Structured Return (a)(b)	140,785	2,187,802
AllianzGI U.S. Managed Volatility (a)(b)	47,241	677,914
AllianzGI U.S. Small-Cap Growth (a)(b)	111,524	1,659,481
AllianzGI Ultra Micro Cap (a)(b)	28,908	658,244
Harvest Funds Intermediate Bond (b)	139,051	1,365,481
PIMCO EqS Long/Short (a)(b)	86,041	1,023,892
PIMCO Foreign Bond (U.S. Dollar-Hedged) (a)(b)	83,773	887,995
PIMCO Income (a)(b)	622,393	7,524,733
PIMCO Long-Term Credit (a)(b)	229,321	2,740,382
Templeton Frontier Markets (d)	55,579	675,284
Voya Global Real Estate (c)	71,791	1,369,773

Total Mutual Funds (cost—$56,992,972)		54,382,123

Exchange-Traded Funds (a)— 18.4%
PIMCO 15+ Year U.S. TIPS Index	106,119	6,460,525
PIMCO Broad U.S. TIPS Index	110,337	6,165,631

Total Exchange-Traded Funds (cost—$12,955,891)		12,626,156

	Principal Amount (000s)
Repurchase Agreements—4.2%
State Street Bank and Trust Co., dated 9/30/15, 0.00%, due 10/1/15, proceeds $2,867,000; collateralized by U.S. Treasury Notes, 1.875%, due 11/30/21, valued at $2,926,800 including accrued interest
(cost—$2,867,000)	$2,867	2,867,000

Total Investments (cost—$72,815,863)—102.1%		69,875,279

Liabilities in excess of other assets (f)—(2.1)%		(1,447,875)

Net Assets—100.0%		$68,427,404

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class I share.

(d) Advisor Class share.

(e) Non-income producing.

(f) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b), 7(c) and 7(d) in the Notes to Financial Statements.

(g) Class R6 share.

Glossary:

TIPS—Treasury Inflation Protected Securities

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	131

Schedule of Investments

September 30, 2015

AllianzGI Retirement 2030 Fund

	Shares	Value
Mutual Funds—84.0%
AllianzGI Best Styles International Equity (a)(g)	493,918	$6,840,762
AllianzGI Best Styles U.S. Equity (a)(g)	913,166	12,976,083
AllianzGI Emerging Markets Consumer (a)(b)(e)	124,847	1,533,123
AllianzGI Emerging Markets Small-Cap (a)(b)	49,051	690,644
AllianzGI Focused Growth (a)(b)	18,727	703,556
AllianzGI Global Natural Resources (a)(b)	124,304	1,699,236
AllianzGI International Managed Volatility (a)(b)	99,596	1,372,438
AllianzGI International Small-Cap (a)(b)	9,748	347,527
AllianzGI Mid-Cap (a)(b)	547,637	2,037,210
AllianzGI NFJ Mid-Cap Value (a)(b)	122,034	3,070,382
AllianzGI Short Duration High Income (a)(b)	407,379	6,131,060
AllianzGI Structured Return (a)(b)	132,888	2,065,085
AllianzGI U.S. Managed Volatility (a)(b)	47,555	682,418
AllianzGI U.S. Small-Cap Growth (a)(b)	156,952	2,335,449
AllianzGI Ultra Micro Cap (a)(b)	72,799	1,657,638
Harvest Funds Intermediate Bond (b)	140,021	1,375,002
PIMCO EqS Long/Short (a)(b)	115,529	1,374,796
PIMCO Income (a)(b)	484,344	5,855,715
PIMCO Long-Term Credit (a)(b)	230,963	2,760,007
Templeton Frontier Markets (d)	55,960	679,917
Voya Global Real Estate (c)	72,275	1,378,999

Total Mutual Funds (cost—$60,432,293)		57,567,047

Exchange-Traded Funds (a)—14.3%
PIMCO 15+ Year U.S. TIPS Index	93,368	5,684,244
PIMCO Broad U.S. TIPS Index	74,077	4,139,423

Total Exchange-Traded Funds (cost—$10,076,045)		9,823,667

	Principal Amount (000s)
Repurchase Agreements—2.5%
State Street Bank and Trust Co., dated 9/30/15, 0.00%, due 10/1/15, proceeds $1,704,000; collateralized by U.S. Treasury Notes, 2.00%, due 10/31/21, valued at $1,739,494 including accrued interest
(cost—$1,704,000)	$1,704	1,704,000

Total Investments (cost—$72,212,338)—100.8%		69,094,714

Liabilities in excess of other assets (f)—(0.8)%		(515,656)

Net Assets—100.0%		$68,579,058

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class I share.

(d) Advisor Class share.

(e) Non-income producing.

(f) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b), 7(c) and 7(d) in the Notes to Financial Statements.

(g) Class R6 share.

Glossary:

TIPS—Treasury Inflation Protected Securities

AllianzGI Retirement 2035 Fund

	Shares	Value
Mutual Funds—86.5%
AllianzGI Best Styles International Equity (a)(g)	508,475	$7,042,377
AllianzGI Best Styles U.S. Equity (a)(g)	761,131	10,815,676
AllianzGI Emerging Markets Consumer (a)(b)(e)	98,858	1,213,973
AllianzGI Emerging Markets Small-Cap (a)(b)	58,300	820,870
AllianzGI Focused Growth (a)(b)	29,222	1,097,856
AllianzGI Global Natural Resources (a)(b)	118,153	1,615,154
AllianzGI International Managed Volatility (a)(b)	78,861	1,086,706
AllianzGI International Small-Cap (a)(b)	7,718	275,160
AllianzGI Mid-Cap (a)(b)	433,775	1,613,644
AllianzGI NFJ International Small-Cap Value (a)(b)	29,213	540,145
AllianzGI NFJ Mid-Cap Value (a)(b)	103,098	2,593,957
AllianzGI Short Duration High Income (a)(b)	268,802	4,045,467
AllianzGI Structured Return (a)(b)	70,168	1,090,413
AllianzGI U.S. Managed Volatility (a)(b)	37,668	540,533
AllianzGI U.S. Small-Cap Growth (a)(b)	152,869	2,274,696
AllianzGI Ultra Micro Cap (a)(b)	57,658	1,312,871
Harvest Funds Intermediate Bond (b)	110,864	1,088,688
PIMCO EqS Long/Short (a)(b)	91,472	1,088,513
PIMCO Income (a)(b)	270,706	3,272,832
PIMCO Long-Term Credit (a)(b)	164,602	1,966,995
Templeton Frontier Markets (d)	48,740	592,191
Voya Global Real Estate (c)	57,229	1,091,921

Total Mutual Funds (cost—$49,661,221)		47,080,638

Exchange-Traded Funds (a)—11.5%
PIMCO 15+ Year U.S. TIPS Index	48,984	2,982,146
PIMCO Broad U.S. TIPS Index	58,647	3,277,194

Total Exchange-Traded Funds (cost—$6,409,143)		6,259,340

	Principal Amount (000s)
Repurchase Agreements—2.8%
State Street Bank and Trust Co., dated 9/30/15, 0.00%, due 10/1/15, proceeds $1,503,000; collateralized by U.S. Treasury Notes, 1.875%, due 11/30/21, valued at $1,534,538 including accrued interest
(cost—$1,503,000)	$1,503	1,503,000

Total Investments (cost—$57,573,364)—100.8%		54,842,978

Liabilities in excess of other assets (f)—(0.8)%		(417,636)

Net Assets—100.0%		$54,425,342

132	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2015

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class I share.

(d) Advisor Class share.

(e) Non-income producing.

(f) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b), 7(c) and 7(d) in the Notes to Financial Statements.

(g) Class R6 share.

Glossary:

TIPS—Treasury Inflation Protected Securities

AllianzGI Retirement 2040 Fund

	Shares	Value
Mutual Funds—90.9%
AllianzGI Best Styles International Equity (a)(g)	539,833	$7,476,691
AllianzGI Best Styles U.S. Equity (a)(g)	716,682	10,184,046
AllianzGI Emerging Markets Consumer (a)(b)(e)	83,953	1,030,940
AllianzGI Emerging Markets Small-Cap (a)(b)	63,035	887,528
AllianzGI Focused Growth (a)(b)	33,086	1,243,057
AllianzGI Global Natural Resources (a)(b)	95,890	1,310,821
AllianzGI International Managed Volatility (a)(b)	64,020	882,196
AllianzGI International Small-Cap (a)(b)	12,532	446,754
AllianzGI Mid-Cap (a)(b)	469,751	1,747,474
AllianzGI NFJ International Small-Cap Value (a)(b)	23,708	438,361
AllianzGI NFJ Mid-Cap Value (a)(b)	95,888	2,412,554
AllianzGI Short Duration High Income (a)(b)	189,140	2,846,550
AllianzGI U.S. Managed Volatility (a)(b)	36,696	526,592
AllianzGI U.S. Small-Cap Growth (a)(b)	129,874	1,932,531
AllianzGI Ultra Micro Cap (a)(b)	65,597	1,493,650
Harvest Funds Intermediate Bond (b)	90,002	883,822
PIMCO EqS Long/Short (a)(b)	111,385	1,325,481
PIMCO Income (a)(b)	54,936	664,177
PIMCO Long-Term Credit (a)(b)	129,897	1,552,264
Templeton Frontier Markets (d)	46,760	568,133
Voya Global Real Estate (c)	46,456	886,385

Total Mutual Funds (cost—$42,848,674)		40,740,007

Exchange-Traded Funds (a)—5.9%
PIMCO 15+ Year U.S. TIPS Index	21,689	1,320,426
PIMCO Broad U.S. TIPS Index	23,804	1,330,168

Total Exchange-Traded Funds (cost—$2,719,555)		2,650,594

	Principal Amount (000s)
Repurchase Agreements—1.4%
State Street Bank and Trust Co., dated 9/30/15, 0.00%, due 10/1/15, proceeds $608,000; collateralized by U.S. Treasury Notes, 2.00%, due 10/31/21, valued at $620,881 including accrued interest
(cost—$608,000)	$608	608,000

Total Investments (cost—$46,176,229)—98.2%		43,998,601

Other assets less liabilities (f)—1.8%		785,902

Net Assets—100.0%		$44,784,503

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class I share.

(d) Advisor Class share.

(e) Non-income producing.

(f) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b), 7(c) and 7(d) in the Notes to Financial Statements.

(g) Class R6 share.

Glossary:

TIPS—Treasury Inflation Protected Securities

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	133

Schedule of Investments

September 30, 2015

AllianzGI Retirement 2045 Fund

	Shares	Value
Mutual Funds—92.0%
AllianzGI Best Styles International Equity (a)(g)	318,047	$4,404,949
AllianzGI Best Styles U.S. Equity (a)(g)	412,605	5,863,115
AllianzGI Emerging Markets Consumer (a)(b)(e)	60,909	747,959
AllianzGI Emerging Markets Small-Cap (a)(b)	35,492	499,734
AllianzGI Focused Growth (a)(b)	19,714	740,653
AllianzGI Global Natural Resources (a)(b)	53,456	730,742
AllianzGI International Managed Volatility (a)(b)	44,522	613,511
AllianzGI International Small-Cap (a)(b)	6,972	248,561
AllianzGI Mid-Cap (a)(b)	261,350	972,222
AllianzGI NFJ International Small-Cap Value (a)(b)	13,192	243,920
AllianzGI NFJ Mid-Cap Value (a)(b)	53,407	1,343,727
AllianzGI Short Duration High Income (a)(b)	45,327	682,164
AllianzGI U.S. Managed Volatility (a)(b)	25,522	366,235
AllianzGI U.S. Small-Cap Growth (a)(b)	83,465	1,241,958
AllianzGI Ultra Micro Cap (a)(b)	41,730	950,201
Harvest Funds Intermediate Bond (b)	50,072	491,704
PIMCO EqS Long/Short (a)(b)	78,495	934,095
PIMCO Income (a)(b)	30,565	369,527
PIMCO Long-Term Credit (a)(b)	72,259	863,495
Templeton Frontier Markets (d)	30,019	364,729
Voya Global Real Estate (c)	19,389	369,951

Total Mutual Funds (cost—$24,253,956)		23,043,152

Exchange-Traded Funds (a)—4.4%
PIMCO 15+ Year U.S. TIPS Index	12,067	734,639
PIMCO Broad U.S. TIPS Index	6,621	369,982

Total Exchange-Traded Funds (cost—$1,139,667)		1,104,621

	Principal Amount (000s)
Repurchase Agreements—1.2%
State Street Bank and Trust Co., dated 9/30/15, 0.00%, due 10/1/15, proceeds $295,000; collateralized by Freddie Mac, 2.375%, due 1/13/22, valued at $305,499 including accrued interest
(cost—$295,000)	$295	295,000

Total Investments (cost—$25,688,623)—97.6%		24,442,773

Other assets less liabilities (f)—2.4%		601,960

Net Assets—100.0%		$25,044,733

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class I share.

(d) Advisor Class share.

(e) Non-income producing.

(f) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b), 7(c) and 7(d) in the Notes to Financial Statements.

(g) Class R6 share.

Glossary:

TIPS—Treasury Inflation Protected Securities

AllianzGI Retirement 2050 Fund

	Shares	Value
Mutual Funds—92.3%
AllianzGI Best Styles International Equity (a)(g)	297,509	$4,120,503
AllianzGI Best Styles U.S. Equity (a)(g)	365,835	5,198,515
AllianzGI Emerging Markets Consumer (a)(b)(e)	53,973	662,786
AllianzGI Emerging Markets Small-Cap (a)(b)	31,100	437,889
AllianzGI Focused Growth (a)(b)	20,424	767,333
AllianzGI Global Natural Resources (a)(b)	55,205	754,647
AllianzGI International Managed Volatility (a)(b)	47,335	652,270
AllianzGI International Small-Cap (a)(b)	9,264	330,271
AllianzGI Mid-Cap (a)(b)	231,688	861,879
AllianzGI NFJ International Small-Cap Value (a)(b)	11,605	214,574
AllianzGI NFJ Mid-Cap Value (a)(b)	55,901	1,406,481
AllianzGI U.S. Managed Volatility (a)(b)	30,153	432,692
AllianzGI U.S. Small-Cap Growth (a)(b)	78,354	1,165,914
AllianzGI Ultra Micro Cap (a)(b)	36,966	841,709
Harvest Funds Intermediate Bond (b)	44,356	435,576
PIMCO EqS Long/Short (a)(b)	73,189	870,953
PIMCO Long-Term Credit (a)(b)	64,011	764,927
Templeton Frontier Markets (d)	26,596	323,142
Voya Global Real Estate (c)	17,181	327,815

Total Mutual Funds (cost—$21,584,625)		20,569,876

Exchange-Traded Funds (a)— 3.9%
PIMCO 15+ Year U.S. TIPS Index	8,907	542,258
PIMCO Broad U.S. TIPS Index	5,865	327,737

Total Exchange-Traded Funds (cost—$893,096)		869,995

	Principal Amount (000s)
Repurchase Agreements—1.3%
State Street Bank and Trust Co., dated 9/30/15, 0.00%, due 10/1/15, proceeds $283,000; collateralized by U.S. Treasury Notes, 1.875%, due 11/30/21, valued at $289,631 including accrued interest
(cost—$283,000)	$283	283,000

Total Investments (cost-$22,760,721)—97.5%		21,722,871

Other assets less liabilities (f)—2.5%		566,320

Net Assets—100.0%		$22,289,191

134	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2015

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class I share.

(d) Advisor Class share.

(e) Non-income producing.

(f) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b), 7(c) and 7(d) in the Notes to Financial Statements.

(g) Class R6 share.

Glossary:

TIPS—Treasury Inflation Protected Securities

AllianzGI Retirement 2055 Fund

	Shares	Value
Mutual Funds—93.9%
AllianzGI Best Styles International Equity (a)(g)	84,160	$1,165,621
AllianzGI Best Styles U.S. Equity (a)(g)	99,223	1,409,954
AllianzGI Emerging Markets Consumer (a)(b)(e)	20,853	256,076
AllianzGI Emerging Markets Small-Cap (a)(b)	10,128	142,596
AllianzGI Focused Growth (a)(b)	6,100	229,195
AllianzGI Global Natural Resources (a)(b)	14,916	203,902
AllianzGI International Managed Volatility (a)(b)	15,646	215,597
AllianzGI International Small-Cap (a)(b)	2,626	93,613
AllianzGI Mid-Cap (a)(b)	65,788	244,732
AllianzGI NFJ International Small-Cap Value (a)(b)	3,298	60,983
AllianzGI NFJ Mid-Cap Value (a)(b)	17,036	428,619
AllianzGI U.S. Managed Volatility (a)(b)	10,682	153,287
AllianzGI U.S. Small-Cap Growth (a)(b)	22,133	329,337
AllianzGI Ultra Micro Cap (a)(b)	10,460	238,181
Harvest Funds Intermediate Bond (b)	7,497	73,616
PIMCO EqS Long/Short (a)(b)	19,908	236,901
PIMCO Long-Term Credit (a)(b)	13,190	157,624
Templeton Frontier Markets (d)	7,801	94,782
Voya Global Real Estate (c)	3,900	74,410

Total Mutual Funds (cost—$6,043,093)		5,809,026

Exchange-Traded Funds (a)—3.5%
PIMCO 15+ Year U.S. TIPS Index	2,323	141,424
PIMCO Broad U.S. TIPS Index	1,331	74,376

Total Exchange-Traded Funds (cost—$221,707)		215,800

Total Investments (cost—$6,264,800)—97.4%		6,024,826

Other assets less liabilities (f)—2.6%		160,507

Net Assets—100.0%		$6,185,333

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class I share.

(d) Advisor Class share.

(e) Non-income producing.

(f) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b), 7(c) and 7(d) in the Notes to Financial Statements.

(g) Class R6 share.

Glossary:

TIPS—Treasury Inflation Protected Securities

AllianzGI Retirement Income Fund

	Shares	Value
Mutual Funds—86.8%
AllianzGI Best Styles International Equity (a)(e)	82,068	$1,136,642
AllianzGI Best Styles U.S. Equity (a)(e)	233,063	3,311,819
AllianzGI Emerging Markets Consumer (a)(b)(c)	29,463	361,803
AllianzGI Income & Growth (a)(b)	238,441	2,711,075
AllianzGI Short Duration High Income (a)(b)	266,440	4,009,919
Harvest Funds Intermediate Bond (b)	48,479	476,059
PIMCO Capital Securities and Financials (a)(b)	145,603	1,416,719
PIMCO Income (a)(b)	394,571	4,770,365
PIMCO Long-Term Credit (a)(b)	199,915	2,388,981

Total Mutual Funds (cost—$21,221,317)		20,583,382

Exchange-Traded Funds—11.7%
PIMCO 15+ Year U.S. TIPS Index (a) (cost—$2,902,117)	45,562	2,773,815

	Principal Amount (000s)
Repurchase Agreements—3.5%
State Street Bank and Trust Co., dated 9/30/15, 0.00%, due 10/1/15, proceeds $821,000; collateralized by U.S. Treasury Notes, 1.875%, due 11/30/21, valued at $838,406 including accrued interest
(cost—$821,000)	$821	821,000

Total Investments (cost—$24,944,434)—102.0%		24,178,197

Liabilities in excess of other assets (d)—(2.0)%		(476,315)

Net Assets—100.0%		$23,701,882

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Non-income producing.

(d) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b), 7(c) and 7(d) in the Notes to Financial Statements.

(e) Class R6 share.

Glossary:

TIPS—Treasury Inflation Protected Securities

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	135

Schedule of Investments

September 30, 2015

AllianzGI Global Allocation Fund

	Shares	Value
Mutual Funds (a)—76.7%
AllianzGI Best Styles Global Equity (d)	10,922,443	$160,559,907
AllianzGI International Managed Volatility (b)	348,231	4,798,619
AllianzGI Short Duration High Income (b)	1,484,190	22,337,055
AllianzGI Structured Return (b)	1,010,162	15,697,925
AllianzGI U.S. Managed Volatility (b)	471,208	6,761,836
PIMCO Income (b)	2,318,333	28,028,646

Total Mutual Funds (cost—$242,707,279)		238,183,988

Exchange-Traded Funds—15.8%
iShares MSCI EAFE Minimum Volatility	98,544	6,148,160
iShares MSCI USA Minimum Volatility	200,823	7,950,582
PIMCO 15+ Year U.S. TIPS Index (a)	74,307	4,523,810
PIMCO Investment Grade Corporate Bond (a)	157,203	15,756,457
Schwab U.S. TIPS	135,991	7,301,357
Vanguard Long Term Corporate Bond	84,874	7,301,710

Total Exchange-Traded Funds (cost—$50,724,136)		48,982,076

	Principal Amount (000s)
Repurchase Agreements—3.7%
State Street Bank and Trust Co., dated 9/30/15, 0.00%, due 10/1/15, proceeds $11,395,000; collateralized by U.S. Treasury Notes, 2.00%, due 10/31/21, valued at $11,627,413 including accrued interest
(cost—$11,395,000)	$11,395	11,395,000

Total Investments (cost—$304,826,415)—96.2%		298,561,064

Other assets less liabilities (c)—3.8%		11,742,279

Net Assets—100.0%		$310,303,343

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b), 7(c) and 7(d) in the Notes to Financial Statements.

(d) Class R6 share.

Glossary:

EAFE—Europe, Australasia and Far East

MSCI—Morgan Stanley Capital International

TIPS—Treasury Inflation Protected Securities

AllianzGI Global Dynamic Allocation Fund

	Shares	Value
Mutual Funds (b)—65.8%
AllianzGI Best Styles Emerging Markets Equity (d)	27,300	$348,345
AllianzGI Best Styles International Equity (d)	84,185	1,165,967
AllianzGI Best Styles U.S. Equity (d)	103,376	1,468,980
AllianzGI International Managed Volatility (c)	8,197	112,961
AllianzGI Short Duration High Income (c)	9,937	149,553
PIMCO Income (c)	23,502	284,145
PIMCO Investment Grade Corporate Bond (c)	32,908	338,295
PIMCO Long-Term Credit (c)	11,897	142,173
PIMCO Mortgage Opportunities (c)	31,397	348,502
PIMCO Mortgage-Backed Securities (c)	56,764	598,293

Total Mutual Funds (cost—$5,225,936)		4,957,214

	Principal Amount (000s)
U.S. Treasury Obligations—6.7%
U.S. Treasury Bonds,
3.125%, 2/15/43	$26	27,250
4.375%, 5/15/41	21	27,089
6.875%, 8/15/25	15	21,556
U.S. Treasury Notes,
0.75%, 2/28/18 (a)	72	71,968
1.00%, 6/30/19 (a)	78	77,641
1.375%, 11/30/15 (a)	64	64,136
1.875%, 10/31/17	48	49,186
2.00%, 5/31/21	54	55,308
2.00%, 2/15/23	66	66,898
3.00%, 2/28/17	46	47,636

Total U.S. Treasury Obligations (cost—$506,043)		508,668

	Shares
Exchange-Traded Funds—6.1%
iShares MSCI EAFE Minimum Volatility	1,888	117,792
iShares MSCI Emerging Markets Minimum Volatility	1,364	67,955
iShares MSCI USA Minimum Volatility	5,004	198,108
ProShares S&P 500 Dividend Aristocrats	1,558	72,447

Total Exchange-Traded Funds (cost—$478,349)		456,302

	Principal Amount (000s)
U.S. Government Agency Securities—0.5%
Fannie Mae, 1.375%, 11/15/16	$21	21,217
Freddie Mac, 1.00%, 6/29/17	18	18,127

Total U.S. Government Agency Securities
(cost—$39,307)		39,344

	Principal Amount (000s)	Value
Repurchase Agreements—18.9%
State Street Bank and Trust Co., dated 9/30/15, 0.00%, due 10/1/15, proceeds $1,425,000; collateralized by U.S. Treasury Notes, 1.875%, due 11/30/21, valued at $1,458,319 including accrued interest
(cost—$1,425,000)	$1,425	$1,425,000

Total Investments (cost—$7,674,635)—98.0%		7,386,528

Other assets less liabilities (e)—2.0%		148,958

Net Assets—100.0%		$7,535,486

Notes to Schedule of Investments:

(a) All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.

(b) Affiliated fund.

(c) Institutional Class share.

(d) Class R6 share.

(e) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b), 7(c) and 7(d) in the Notes to Financial Statements.

Glossary:

EAFE—Europe, Australasia and Far East

MSCI—Morgan Stanley Capital International

136	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2015

AllianzGI Global Megatrends Fund

	Shares	Value
Mutual Funds (a)(b)— 98.4%
AllianzGI Emerging Markets Consumer (c)	41,337	$507,620
AllianzGI Global Natural Resources	34,841	476,281
AllianzGI Global Water	47,831	569,184
AllianzGI Health Sciences (c)	17,969	619,946
AllianzGI Technology	10,383	593,621

Total Investments (cost—$3,000,000)—98.4%		2,766,652

Other assets less liabilities—1.6%		45,442

Net Assets—100.0%		$2,812,094

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Non-income producing.

AllianzGI Behavioral Advantage Large Cap Fund

	Shares	Value
Common Stock—99.8%
Aerospace & Defense—3.5%
Boeing Co.	700	$91,665
General Dynamics Corp.	500	68,975
Huntington Ingalls Industries, Inc.	400	42,860
L-3 Communications Holdings, Inc.	1,000	104,520
Moog, Inc., Class A (a)	400	21,628
Northrop Grumman Corp.	1,950	323,602
Teledyne Technologies, Inc. (a)	300	27,090

		680,340

Air Freight & Logistics—0.5%
Expeditors International of Washington, Inc.	1,900	89,395

Airlines—0.4%
Alaska Air Group, Inc.	1,100	87,395

Auto Components—1.4%
Cooper Tire & Rubber Co.	2,800	110,628
Dorman Products, Inc. (a)	700	35,623
Goodyear Tire & Rubber Co.	2,500	73,325
Visteon Corp. (a)	600	60,744

		280,320

Automobiles—0.1%
Thor Industries, Inc.	500	25,900

Banks—0.1%
First Financial Bankshares, Inc.	600	19,068

Beverages—2.0%
Dr. Pepper Snapple Group, Inc.	1,400	110,670
PepsiCo, Inc.	2,950	278,185

		388,855

Biotechnology—0.4%
Amgen, Inc.	250	34,580
Incyte Corp. (a)	200	22,066
Medivation, Inc. (a)	200	8,500
United Therapeutics Corp. (a)	100	13,124

		78,270

Building Products—0.1%
Apogee Enterprises, Inc.	100	4,465
Simpson Manufacturing Co., Inc.	600	20,094

		24,559

Capital Markets—1.0%
Federated Investors, Inc., Class B	1,200	34,680
Financial Engines, Inc.	700	20,629
OM Asset Management PLC	300	4,626
SEI Investments Co.	1,450	69,934
T Rowe Price Group, Inc.	200	13,900
TD Ameritrade Holding Corp.	800	25,472
Waddell & Reed Financial, Inc., Class A	800	27,816

		197,057

Chemicals—2.1%
Balchem Corp.	500	30,385
Cabot Corp.	700	22,092
Chemtura Corp. (a)	5,800	165,996
International Flavors & Fragrances, Inc.	700	72,282
NewMarket Corp.	200	71,400
Sensient Technologies Corp.	600	36,780

		398,935

Commercial Services & Supplies—4.1%
Cintas Corp.	1,700	145,775
Clean Harbors, Inc. (a)	400	17,588

	Shares	Value
Deluxe Corp.	700	$39,018
Healthcare Services Group, Inc.	700	23,590
Herman Miller, Inc.	700	20,188
HNI Corp.	700	30,030
Interface, Inc.	1,000	22,440
MSA Safety, Inc.	400	15,988
Rollins, Inc.	4,600	123,602
Steelcase, Inc., Class A	200	3,682
UniFirst Corp.	400	42,724
Waste Connections, Inc.	900	43,722
Waste Management, Inc.	4,700	234,107
West Corp.	1,800	40,320

		802,774

Communications Equipment—0.9%
F5 Networks, Inc. (a)	400	46,320
Juniper Networks, Inc.	2,800	71,988
Palo Alto Networks, Inc. (a)	100	17,200
Ubiquiti Networks, Inc.	1,100	37,279

		172,787

Construction & Engineering—0.9%
EMCOR Group, Inc.	2,700	119,475
Jacobs Engineering Group, Inc. (a)	1,300	48,659

		168,134

Consumer Finance—0.1%
Synchrony Financial (a)	800	25,040

Containers & Packaging—3.0%
AptarGroup, Inc.	300	19,788
Avery Dennison Corp.	800	45,256
Bemis Co., Inc.	4,400	174,108
Berry Plastics Group, Inc. (a)	100	3,007
Graphic Packaging Holding Co.	2,700	34,533
Sealed Air Corp.	1,700	79,696
Silgan Holdings, Inc.	3,400	176,936
Sonoco Products Co.	1,100	41,514

		574,838

Distributors—1.4%
Genuine Parts Co.	1,900	157,491
LKQ Corp. (a)	2,900	82,244
Pool Corp.	400	28,920

		268,655

Diversified Consumer Services—0.6%
Bright Horizons Family Solutions, Inc. (a)	500	32,120
Grand Canyon Education, Inc. (a)	100	3,799
H&R Block, Inc.	2,400	86,880

		122,799

Diversified Financial Services—0.5%
CBOE Holdings, Inc.	1,000	67,080
Moody’s Corp.	250	24,550

		91,630

Electric Utilities—0.1%
PPL Corp.	600	19,734

Electrical Equipment—1.9%
Acuity Brands, Inc.	500	87,790
Emerson Electric Co.	4,700	207,599
EnerSys	400	21,432
Hubbell, Inc., Class B	600	50,970

		367,791

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	137

Schedule of Investments

September 30, 2015

	Shares	Value
Electronic Equipment, Instruments & Components—2.7%
Amphenol Corp., Class A	1,300	$66,248
Avnet, Inc.	1,400	59,752
Ingram Micro, Inc., Class A (a)	1,700	46,308
Littelfuse, Inc.	300	27,345
National Instruments Corp.	1,000	27,790
OSI Systems, Inc. (a)	500	38,480
Sanmina Corp. (a)	3,700	79,069
SYNNEX Corp.	1,500	127,590
Tech Data Corp. (a)	600	41,100
Universal Display Corp. (a)	400	13,560

		527,242

Energy Equipment & Services—1.5%
Noble Corp. PLC	7,400	80,734
Seadrill Ltd.	37,100	218,890

		299,624

Food & Staples Retailing—6.0%
Casey’s General Stores, Inc.	300	30,876
Costco Wholesale Corp.	500	72,285
CVS Health Corp.	3,000	289,440
Kroger Co.	9,200	331,844
Pricesmart, Inc.	1,700	131,478
Rite Aid Corp. (a)	1,100	6,677
SUPERVALU, Inc. (a)	2,100	15,078
Sysco Corp.	3,800	148,086
Wal-Mart Stores, Inc.	2,000	129,680

		1,155,444

Food Products—4.9%
Bunge Ltd.	2,500	183,250
Campbell Soup Co.	2,600	131,768
Darling Ingredients, Inc. (a)	1,800	20,232
Flowers Foods, Inc.	2,100	51,954
Hershey Co.	200	18,376
Hormel Foods Corp.	2,950	186,764
J&J Snack Foods Corp.	600	68,196
Lancaster Colony Corp.	800	77,984
McCormick & Co., Inc.	900	73,962
Mead Johnson Nutrition Co.	150	10,560
Pinnacle Foods, Inc.	900	37,692
Seaboard Corp. (a)	15	46,185
Snyder’s-Lance, Inc.	1,200	40,476

		947,399

Health Care Equipment & Supplies—2.6%
Align Technology, Inc. (a)	100	5,676
Cantel Medical Corp.	700	39,690
CR Bard, Inc.	100	18,631
Cyberonics, Inc. (a)	700	42,546
DENTSPLY International, Inc.	1,200	60,684
DexCom, Inc. (a)	100	8,586
Haemonetics Corp. (a)	100	3,232
Masimo Corp. (a)	100	3,856
Neogen Corp. (a)	400	17,996
ResMed, Inc.	1,100	56,056
St. Jude Medical, Inc.	1,900	119,871
Stryker Corp.	450	42,345
Varian Medical Systems, Inc. (a)	900	66,402
West Pharmaceutical Services, Inc.	500	27,060

		512,631

Health Care Providers & Services—7.6%
Aetna, Inc.	2,600	284,466
AmerisourceBergen Corp.	300	28,497
Anthem, Inc.	1,700	238,000
Cardinal Health, Inc.	3,300	253,506
Centene Corp. (a)	1,100	59,653
Chemed Corp.	1,000	133,470
Express Scripts Holding Co. (a)	600	48,576
HCA Holdings, Inc. (a)	400	30,944

	Shares	Value
HealthEquity, Inc. (a)	100	$2,955
Henry Schein, Inc. (a)	900	119,448
Magellan Health, Inc. (a)	300	16,629
McKesson Corp.	300	55,509
Quest Diagnostics, Inc.	1,000	61,470
Surgical Care Affiliates, Inc. (a)	400	13,076
UnitedHealth Group, Inc.	700	81,207
VCA, Inc. (a)	700	36,855

		1,464,261

Hotels, Restaurants & Leisure—7.3%
Boyd Gaming Corp. (a)	13,300	216,790
Buffalo Wild Wings, Inc. (a)	200	38,686
Cheesecake Factory, Inc.	400	21,584
Chipotle Mexican Grill, Inc. (a)	250	180,062
Choice Hotels International, Inc.	600	28,590
Cracker Barrel Old Country Store, Inc.	200	29,456
Darden Restaurants, Inc.	1,900	130,226
Domino’s Pizza, Inc.	850	91,724
Extended Stay America, Inc. UNIT	200	3,356
Hyatt Hotels Corp., Class A (a)	400	18,840
La Quinta Holdings, Inc. (a)	300	4,734
Marriott International, Inc., Class A	850	57,970
Marriott Vacations Worldwide Corp.	300	20,442
McDonald’s Corp.	790	77,839
Panera Bread Co., Class A (a)	300	58,023
Papa John’s International, Inc.	400	27,392
Pinnacle Entertainment, Inc. (a)	500	16,920
Texas Roadhouse, Inc.	1,200	44,640
Vail Resorts, Inc.	300	31,404
Yum! Brands, Inc.	3,900	311,805

		1,410,483

Household Durables—0.3%
GoPro, Inc., Class A (a)	100	3,122
NVR, Inc. (a)	35	53,383

		56,505

Household Products—0.5%
Church & Dwight Co., Inc.	1,100	92,290

Industrial Conglomerates—0.4%
3M Co.	500	70,885

Insurance—0.5%
Brown & Brown, Inc.	1,300	40,261
FNF Group	300	10,641
Marsh & McLennan Cos., Inc.	650	33,943
RLI Corp.	300	16,059

		100,904

Internet & Catalog Retail—1.0%
Expedia, Inc.	100	11,768
HSN, Inc.	400	22,896
Travelport Worldwide Ltd.	11,800	155,996

		190,660

IT Services—8.2%
Accenture PLC, Class A	800	78,608
Amdocs Ltd.	1,250	71,100
Automatic Data Processing, Inc.	800	64,288
CACI International, Inc., Class A (a)	100	7,397
Cognizant Technology Solutions Corp., Class A (a)	800	50,088
Convergys Corp.	1,700	39,287
CoreLogic, Inc. (a)	600	22,338
DST Systems, Inc.	1,800	189,252
Euronet Worldwide, Inc. (a)	700	51,863
Fiserv, Inc. (a)	2,100	181,881
Gartner, Inc. (a)	1,600	134,288
Heartland Payment Systems, Inc.	400	25,204
International Business Machines Corp.	1,800	260,946

	Shares	Value
Jack Henry & Associates, Inc.	800	$55,688
Leidos Holdings, Inc.	675	27,884
Paychex, Inc.	2,900	138,127
Syntel, Inc. (a)	1,100	49,841
Total System Services, Inc.	2,000	90,860
Vantiv, Inc., Class A (a)	1,100	49,412

		1,588,352

Leisure Equipment & Products—0.3%
Hasbro, Inc.	100	7,214
Vista Outdoor, Inc. (a)	1,100	48,873

		56,087

Life Sciences Tools & Services—2.9%
Agilent Technologies, Inc.	300	10,299
Bruker Corp. (a)	1,500	24,645
INC Research Holdings, Inc., Class A (a)	400	16,000
Mettler-Toledo International, Inc. (a)	250	71,185
Quintiles Transnational Holdings, Inc. (a)	1,100	76,527
VWR Corp. (a)	11,600	298,004
Waters Corp. (a)	600	70,926

		567,586

Machinery—2.3%
CLARCOR, Inc.	100	4,768
Crane Co.	400	18,644
Graco, Inc.	800	53,624
Hillenbrand, Inc.	600	15,606
IDEX Corp.	800	57,040
Kennametal, Inc.	5,100	126,939
Lincoln Electric Holdings, Inc.	100	5,243
Mueller Industries, Inc.	1,000	29,580
Toro Co.	700	49,378
Wabtec Corp.	900	79,245

		440,067

Marine—0.1%
Matson, Inc.	500	19,245

Media—1.6%
Cablevision Systems Corp., Class A	200	6,494
Cinemark Holdings, Inc.	900	29,241
John Wiley & Sons, Inc., Class A	400	20,012
Live Nation Entertainment, Inc. (a)	2,200	52,888
Morningstar, Inc.	800	64,208
New York Times Co., Class A	1,400	16,534
Omnicom Group, Inc.	1,600	105,440
Regal Entertainment Group, Class A	400	7,476

		302,293

Metals & Mining—0.5%
Compass Minerals International, Inc.	200	15,674
Kaiser Aluminum Corp.	900	72,225
Worthington Industries, Inc.	200	5,296

		93,195

Multi-line Retail—3.0%
Big Lots, Inc.	500	23,960
Burlington Stores, Inc. (a)	200	10,208
Dillard’s, Inc., Class A	300	26,217
Dollar General Corp.	2,500	181,100
Macy’s, Inc.	2,900	148,828
Nordstrom, Inc.	1,700	121,907
Target Corp.	800	62,928

		575,148

Multi-Utilities—0.1%
Vectren Corp.	700	29,407

138	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2015

	Shares	Value
Oil, Gas & Consumable Fuels—1.5%
CVR Energy, Inc.	1,000	$41,050
PBF Energy, Inc., Class A	600	16,938
QEP Resources, Inc.	5,100	63,903
Valero Energy Corp.	600	36,060
World Fuel Services Corp.	3,700	132,460

		290,411

Paper & Forest Products—0.1%
Domtar Corp.	500	17,875

Personal Products—0.8%
Coty, Inc., Class A (a)	3,500	94,710
Revlon, Inc., Class A (a)	1,100	32,395
USANA Health Sciences, Inc. (a)	200	26,806

		153,911

Pharmaceuticals—0.4%
Catalent, Inc. (a)	1,200	29,160
Johnson & Johnson	428	39,954

		69,114

Professional Services—1.6%
CEB, Inc.	300	20,502
Equifax, Inc.	1,100	106,898
Manpowergroup, Inc.	1,100	90,079
Robert Half International, Inc.	1,700	86,972

		304,451

Real Estate Investment Trust—0.1%
Alexander’s, Inc.	20	7,480
Corrections Corp. of America	100	2,954
Invesco Mortgage Capital, Inc.	1,200	14,688

		25,122

Real Estate Management & Development—0.2%
Jones Lang LaSalle, Inc.	100	14,377
Marcus & Millichap, Inc. (a)	700	32,193

		46,570

Road & Rail—0.9%
AMERCO	200	78,694
Heartland Express, Inc.	1,000	19,940
Landstar System, Inc.	500	31,735
Old Dominion Freight Line, Inc. (a)	700	42,700

		173,069

Semiconductors & Semiconductor Equipment—0.2%
Analog Devices, Inc.	300	16,923
Entegris, Inc. (a)	1,700	22,423
Tessera Technologies, Inc.	100	3,241

		42,587

Software—2.1%
ANSYS, Inc. (a)	700	61,698
Blackbaud, Inc.	300	16,836
CDK Global, Inc.	200	9,556
FactSet Research Systems, Inc.	600	95,886
HubSpot, Inc. (a)	100	4,637
Intuit, Inc.	300	26,625
King Digital Entertainment PLC	300	4,062
Manhattan Associates, Inc. (a)	1,600	99,680
Pegasystems, Inc.	1,300	31,993
Qlik Technologies, Inc. (a)	1,300	47,385

		398,358

Specialty Retail—8.1%
Aaron’s, Inc.	500	18,055
Bed Bath & Beyond, Inc. (a)	1,700	96,934
Buckle, Inc.	600	22,182
Dick’s Sporting Goods, Inc.	1,100	54,571
Foot Locker, Inc.	1,700	122,349

	Shares	Value
Gap, Inc.	3,200	$91,200
Lowe’s Cos., Inc.	1,100	75,812
Michaels Cos., Inc. (a)	3,800	87,780
Monro Muffler Brake, Inc.	100	6,755
Murphy USA, Inc. (a)	300	16,485
O’Reilly Automotive, Inc. (a)	950	237,500
Penske Automotive Group, Inc.	800	38,752
Ross Stores, Inc.	4,800	232,656
Staples, Inc.	7,400	86,802
TJX Cos., Inc.	1,000	71,420
Tractor Supply Co.	1,700	143,344
Ulta Salon Cosmetics & Fragrance, Inc. (a)	600	98,010
Williams-Sonoma, Inc.	1,000	76,350

		1,576,957

Technology Hardware, Storage & Peripherals—0.0%
Electronics for Imaging, Inc. (a)	100	4,328

Textiles, Apparel & Luxury Goods—1.9%
Columbia Sportswear Co.	1,000	58,790
Lululemon Athletica, Inc. (a)	1,300	65,845
NIKE, Inc., Class B	800	98,376
Steven Madden Ltd. (a)	1,200	43,944
V.F. Corp.	1,100	75,031
Wolverine World Wide, Inc.	900	19,476

		361,462

Tobacco—1.5%
Altria Group, Inc.	5,000	272,000
Vector Group Ltd.	1,085	24,532

		296,532

Trading Companies & Distributors—1.0%
Applied Industrial Technologies, Inc.	700	26,705
Beacon Roofing Supply, Inc. (a)	100	3,249
Fastenal Co.	3,200	117,152
HD Supply Holdings, Inc. (a)	300	8,586
Watsco, Inc.	300	35,544

		191,236

Total Common Stock (cost—$19,662,735)		19,335,967

	Principal Amount (000s)
Repurchase Agreements—2.0%
State Street Bank and Trust Co., dated 9/30/15, 0.00%, due 10/1/15, proceeds $395,000; collateralized by U.S. Treasury Notes, 1.875%, due 11/30/21, valued at $406,500 including accrued interest
(cost—$395,000)	$395	395,000

Total Investments (cost—$20,057,735)—101.8%		19,730,967

Liabilities in excess of other assets—(1.8)%		(358,131)

Net Assets—100.0%		$19,372,836

Notes to Schedule of Investments:

(a) Non-income producing.

Glossary:

UNIT—More than one class of securities traded together.

AllianzGI Best Styles Emerging Markets Equity Fund

	Shares	Value
Common Stock—83.0%
Argentina—0.2%
Banco Macro S.A. ADR	157	$6,029
BBVA Banco Frances S.A. ADR	305	4,730

		10,759

Brazil—3.5%
Banco do Brasil S.A.	3,300	12,652
BRF S.A.	1,400	24,928
Cia Paranaense de Energia, Class P ADR	395	3,243
JBS S.A.	13,100	55,513
Kroton Educacional S.A.	1,500	2,917
Marfrig Global Foods S.A. (d)	4,600	8,319
MRV Engenharia e Participacoes S.A.	7,600	11,675
Multiplus S.A.	700	5,645
Porto Seguro S.A.	1,200	9,111
Sul America S.A. UNIT	4,500	20,261
Transmissora Alianca de Energia Eletrica S.A. UNIT	700	3,367
Vale S.A. ADR	3,024	10,130

		167,761

Chile—1.0%
Banco Santander Chile ADR	2,714	49,449

China—20.4%
Agricultural Bank of China Ltd., Class H	65,000	24,602
ANTA Sports Products Ltd.	7,000	18,216
Bank of China Ltd., Class H	83,000	35,792
Bank of Communications Co., Ltd., Class H	32,000	22,305
Beijing Capital International Airport Co., Ltd., Class H	8,000	7,498
BYD Electronic International Co., Ltd. (d)	4,500	2,817
China Citic Bank Corp., Ltd., Class H (d)	34,000	19,842
China Communications Construction Co., Ltd., Class H	1,000	1,238
China Construction Bank Corp., Class H	138,000	92,092
China Everbright Bank Co., Ltd., Class H	92,000	40,080
China Galaxy Securities Co., Ltd., Class H	8,000	5,668
China Merchants Bank Co., Ltd., Class H	2,000	4,875
China Minsheng Banking Corp., Ltd., Class H	20,000	18,538
China Mobile Ltd.	5,000	59,653
China National Building Material Co., Ltd., Class H	12,000	6,953
China Oilfield Services Ltd., Class H	9,000	9,072
China Petroleum & Chemical Corp., Class H	72,000	44,290
China Railway Group Ltd., Class H	18,000	16,487
China South City Holdings Ltd.	18,000	4,426
China Southern Airlines Co., Ltd., Class H	58,000	42,652
China Telecom Corp., Ltd., Class H	52,000	25,060
Chongqing Rural Commercial Bank Co., Ltd., Class H	40,000	22,898
Fosun International Ltd.	13,500	23,275
Fuguiniao Co., Ltd., Class H	2,800	4,162
Global Brands Group Holding Ltd. (d)	56,000	11,593
Hengan International Group Co., Ltd.	1,000	9,778

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	139

Schedule of Investments

September 30, 2015

	Shares	Value
Huadian Power International Corp., Ltd., Class H	10,000	$7,846
Huaneng Power International, Inc., Class H	18,000	19,537
Industrial & Commercial Bank of China Ltd., Class H	172,000	99,365
KWG Property Holding Ltd.	4,000	2,642
PetroChina Co., Ltd., Class H	18,000	12,512
Ping An Insurance Group Co. of China Ltd., Class H	10,000	50,035
Shenzhen Expressway Co., Ltd., Class H	40,000	26,121
Sichuan Expressway Co., Ltd., Class H	20,000	6,313
Sino-Ocean Land Holdings Ltd.	9,000	4,867
Tencent Holdings Ltd.	5,200	87,790
Wasion Group Holdings Ltd.	12,000	12,445
Xinjiang Goldwind Science & Technology Co., Ltd., Class H	8,400	14,711
Zhejiang Expressway Co., Ltd., Class H	38,000	41,854
Zhuzhou CSR Times Electric Co., Ltd., Class H	1,500	11,201

		971,101

Colombia—0.3%
Corp. Financiera Colombiana S.A.	1,242	15,277

Hong Kong—3.7%
Brilliance China Automotive Holdings Ltd.	8,000	9,469
Cathay Pacific Airways Ltd.	2,000	3,761
Cheung Kong Property Holdings Ltd.	2,368	17,349
China Metal Resources Utilization Ltd.	16,000	4,911
China Power International Development Ltd.	29,000	18,954
China Travel International Investment Hong Kong Ltd.	68,000	24,976
CK Hutchison Holdings Ltd.	2,368	30,925
Dah Sing Banking Group Ltd.	3,200	5,885
Ju Teng International Holdings Ltd.	20,000	9,945
Link REIT	3,000	16,477
Nexteer Automotive Group Ltd.	11,000	11,120
PCCW Ltd.	19,000	9,830
TCL Communication Technology Holdings Ltd.	3,000	2,166
Truly International Holdings Ltd.	42,000	10,595

		176,363

India—1.4%
Axis Bank Ltd. GDR	718	27,144
Reliance Industries Ltd. GDR (a)	590	15,340
Tata Motors Ltd. ADR	256	5,760
Vedanta Ltd. ADR	1,404	7,272
Wipro Ltd. ADR	672	8,259

		63,775

Indonesia—2.3%
Bank Mandiri Persero Tbk PT	33,600	18,226
Bank Negara Indonesia Persero Tbk PT	134,100	37,990
Bank Rakyat Indonesia Persero Tbk PT	31,400	18,592
Telekomunikasi Indonesia Persero Tbk PT	195,300	35,271

		110,079

Israel—0.1%
Mizrahi Tefahot Bank Ltd.	279	3,299

Korea (Republic of)—14.1%
Asiana Airlines, Inc. (d)	417	1,858
Daesang Holdings Co., Ltd.	117	2,399
Dongbu Insurance Co., Ltd.	378	19,604

	Shares	Value
Dongwon F&B Co., Ltd.	25	$8,484
Eo Technics Co., Ltd.	164	15,272
Halla Holdings Corp.	553	27,717
Hanil Cement Co., Ltd.	230	25,828
Hansae Co., Ltd.	288	13,457
Hanssem Co., Ltd.	61	14,770
Hyundai Marine & Fire Insurance Co., Ltd.	151	3,853
Hyundai Mobis Co., Ltd.	50	9,783
Hyundai Motor Co.	139	19,315
JB Financial Group Co., Ltd.	690	3,530
Kia Motors Corp.	627	28,423
KISWIRE Ltd.	106	4,143
Korea Electric Power Corp.	1,612	66,461
LG Display Co., Ltd.	2,252	42,993
Meritz Securities Co., Ltd.	7,362	27,909
POSCO	242	34,218
S-Oil Corp.	134	7,130
Samsung Electronics Co., Ltd.	119	114,175
Samsung Electronics Co., Ltd. GDR	131	61,897
Samyang Corp.	30	2,253
SK Hynix, Inc.	2,209	63,002
SK Networks Co., Ltd.	2,969	17,306
SK Telecom Co., Ltd. ADR	1,301	31,744
Ssangyong Cement Industrial Co., Ltd. (d)	348	5,765

		673,289

Malaysia—2.3%
Berjaya Auto Bhd.	9,940	4,432
DiGi.Com Bhd.	25,400	32,068
Hong Leong Financial Group Bhd.	4,900	15,635
MISC Bhd.	2,200	4,415
Sunway Bhd.	6,900	4,948
Sunway Construction Group Bhd. (d)	690	184
Tenaga Nasional Bhd.	18,100	49,504

		111,186

Mexico—4.7%
America Movil S.A.B. de C.V., Ser. L	10,900	9,059
Credito Real S.A.B. de C.V. SOFOM ER	2,800	5,471
Gentera S.A.B. de C.V.	8,900	14,541
Gruma S.A.B. de C.V., Class B	2,300	31,633
Grupo Aeroportuario del Centro Norte SAB de C.V. ADR	271	10,748
Grupo Aeroportuario del Pacifico S.A.B. de C.V. ADR	338	29,352
Grupo Aeroportuario del Pacifico S.A.B. de C.V., Class B	3,000	26,087
Grupo Aeroportuario del Sureste S.A.B. de C.V. ADR	26	3,959
Industrias Bachoco S.A.B. de C.V. ADR	799	48,819
Vitro S.A.B. de C.V., Ser. A	20,200	45,980

		225,649

Peru—0.2%
Credicorp Ltd.	103	10,955

Philippines—1.6%
BDO Unibank, Inc.	6,850	15,192
DMCI Holdings, Inc.	83,000	22,699
Universal Robina Corp.	9,480	38,977

		76,868

Poland—0.9%
Asseco Poland S.A.	867	12,339
Energa S.A.	5,624	24,961
Tauron Polska Energia S.A.	4,946	4,272

		41,572

Russian Federation—2.3%
Gazprom PAO ADR	4,061	16,488
Mobile TeleSystems PJSC ADR	4,210	30,396

	Shares	Value
Rosneft OAO GDR	2,670	$9,882
RusHydro PJSC	2,725	2,562
Severstal PAO GDR	2,649	28,109
Sistema JSFC GDR	1,948	13,461
TMK OAO GDR	901	2,787
United Co. RUSAL PLC (d)	15,000	6,043

		109,728

Singapore—2.3%
ComfortDelGro Corp., Ltd.	2,700	5,454
DBS Group Holdings Ltd.	3,600	41,092
Fortune REIT	14,000	13,159
Mapletree Commercial Trust REIT	5,500	4,853
Religare Health Trust UNIT	4,800	3,209
SMRT Corp. Ltd.	7,000	6,427
Wing Tai Holdings Ltd.	11,300	13,276
Yangzijiang Shipbuilding Holdings Ltd.	24,900	19,910

		107,380

South Africa—9.0%
Aeci Ltd.	1,218	8,078
AVI Ltd.	3,701	23,413
FirstRand Ltd.	3,668	13,034
Gold Fields Ltd.	5,555	14,623
Investec Ltd.	6,145	47,031
JSE Ltd.	654	6,098
Liberty Holdings Ltd.	3,934	35,943
Mondi Ltd.	2,794	58,583
MTN Group Ltd.	335	4,308
Naspers Ltd., Class N	376	47,123
Pick n Pay Holdings Ltd.	1,386	2,828
Sanlam Ltd.	6,976	30,168
Sappi Ltd. (d)	3,767	11,568
Sasol Ltd.	1,051	29,441
Sibanye Gold Ltd. ADR	572	2,654
Steinhoff International Holdings Ltd.	7,764	47,674
Telkom S.A. SOC Ltd.	9,278	44,608

		427,175

Taiwan—8.7%
Advanced Semiconductor Engineering, Inc.	12,000	13,075
Advanced Semiconductor Engineering, Inc. ADR	4,643	25,490
Asian Pay Television Trust UNIT	7,900	4,362
AU Optronics Corp. ADR	5,147	15,235
Chailease Holding Co., Ltd.	2,080	3,270
China Development Financial Holding Corp.	24,000	6,474
Coretronic Corp.	14,000	12,674
Fubon Financial Holding Co., Ltd.	33,000	51,660
Hon Hai Precision Industry Co., Ltd.	23,100	60,348
Innolux Corp.	89,000	27,873
Micro-Star International Co., Ltd.	15,000	12,757
Silicon Motion Technology Corp. ADR	1,108	30,260
Siliconware Precision Industries Co., Ltd. ADR	3,448	21,671
Taishin Financial Holding Co., Ltd.	21,000	7,463
Taiwan Semiconductor Manufacturing Co., Ltd.	23,000	92,177
United Microelectronics Corp.	86,000	28,250
United Microelectronics Corp. ADR	1,307	2,117

		415,156

Thailand—1.1%
Airports of Thailand PCL (c)	1,200	9,314
Kasikornbank PCL	1,600	7,529
PTT Exploration & Production PCL (c)	7,400	14,334
PTT Global Chemical PCL (c)	12,800	19,016

		50,193

140	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2015

	Shares	Value
Turkey—2.6%
Cimsa Cimento Sanayi VE Ticaret AS	649	$3,184
Eregli Demir ve Celik Fabrikalari TAS	27,501	33,948
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class D	61,742	25,330
TAV Havalimanlari Holding AS	2,148	16,878
Turkiye Is Bankasi	10,535	16,424
Turkiye Vakiflar Bankasi Tao	21,161	26,826

		122,590

United States—0.3%
Net 1 UEPS Technologies, Inc. (d)	374	6,261
Triple-S Management Corp., Class B (d)	352	6,269

		12,530

Total Common Stock (cost—$4,879,800)		3,952,134

Preferred Stock—4.2%
Brazil—3.0%
Banco Bradesco S.A.	4,520	24,421
Banco do Estado do Rio Grande do Sul S.A., Class B	3,100	4,363
Braskem S.A., Class A	3,500	14,717
Cia Energetica de Minas Gerais	600	1,058
Cia Energetica de Sao Paulo, Class B	2,400	9,208
Itau Unibanco Holding S.A.	7,590	50,753
Itausa—Investimentos Itau S.A.	6,710	12,085
Petroleo Brasileiro S.A. (d)	13,200	24,106

		140,711

Colombia—0.6%
Banco Davivienda S.A.	3,482	27,041

Korea (Republic of)—0.6%
Samsung Electronics Co., Ltd.	37	28,722

Total Preferred Stock (cost—$364,387)		196,474

Rights—0.0%
China—0.0%
Fosun International Ltd., exercise price HKD 13.42, expires 10/19/15 (c)(d) (cost—$0)	1,512	—

	Principal Amount (000s)
Repurchase Agreements—10.4%
State Street Bank and Trust Co., dated 9/30/15, 0.00%, due 10/1/15, proceeds $497,000; collateralized by U.S. Treasury Notes, 1.875%, due 11/30/21, valued at $508,125 including accrued interest
(cost—$497,000)	$497	497,000

Total Investments (cost—$5,741,187) (b)—97.6%		4,645,608

Other assets less liabilities (e)—2.4%		116,377

Net Assets—100.0%		$4,761,985

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Securities with an aggregate value of $3,149,953, representing 66.1% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Fair-Valued—Securities with an aggregate value of $42,664, representing 0.9% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Non-income producing.

(e) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b), 7(c) and 7(d) in the Notes to Financial Statements.

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

HKD—Hong Kong Dollar

REIT—Real Estate Investment Trust

UNIT—More than one class of securities traded together.

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Banks	17.4%
Semiconductors & Semiconductor Equipment	6.1%
Food Products	5.1%
Technology Hardware, Storage & Peripherals	4.6%
Metals & Mining	4.1%
Electronic Equipment, Instruments & Components	4.0%
Wireless Telecommunication Services	3.8%
Transportation Infrastructure	3.8%
Oil, Gas & Consumable Fuels	3.7%
Insurance	3.5%
Electric Utilities	3.3%
Diversified Telecommunication Services	2.4%
Diversified Financial Services	1.9%
Internet Software & Services	1.8%
Capital Markets	1.7%
Household Durables	1.5%
Paper & Forest Products	1.5%
Automobiles	1.3%
Media	1.2%
Industrial Conglomerates	1.2%
Independent Power and Renewable Electricity Producers	1.1%
Real Estate Management & Development	1.0%
Auto Components	1.0%
Airlines	1.0%
Textiles, Apparel & Luxury Goods	1.0%
Containers & Packaging	1.0%
Chemicals	0.9%
Construction Materials	0.9%
Real Estate Investment Trust	0.7%
Electrical Equipment	0.5%
Hotels, Restaurants & Leisure	0.5%
Consumer Finance	0.4%
Machinery	0.4%
Trading Companies & Distributors	0.4%
Construction & Engineering	0.3%
IT Services	0.3%
Software	0.3%
Energy Equipment & Services	0.3%
Road & Rail	0.3%
Health Care Providers & Services	0.2%
Personal Products	0.2%
Specialty Retail	0.1%
Marine	0.1%
Banking	0.1%
Diversified Consumer Services	0.1%
Food & Staples Retailing	0.1%
Communications Equipment	0.1%
Repurchase Agreements	10.4%
Other assets less liabilities	2.4%

100.0%

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	141

Schedule of Investments

September 30, 2015

AllianzGI Best Styles Global Equity Fund

	Shares	Value
Common Stock—98.0%
Australia—0.8%
Abacus Property Group REIT	26,862	$60,018
Australia & New Zealand Banking Group Ltd.	32,423	619,478
Bank of Queensland Ltd.	25,017	204,800
Beach Energy Ltd.	76,665	24,776
CSR Ltd.	71,714	146,483
Dexus Property Group REIT	15,349	77,404
Downer EDI Ltd.	55,694	131,688
Echo Entertainment Group Ltd.	50,641	173,282
Federation Centres REIT	38,209	73,783
Investa Office Fund REIT	22,204	61,729
Macquarie Group Ltd.	5,329	288,806
Northern Star Resources Ltd.	27,480	52,060
Qantas Airways Ltd. (d)	39,865	104,660
Select Harvests Ltd.	3,664	28,709
Stockland REIT	17,585	47,775
Tassal Group Ltd.	60,703	183,491

		2,278,942

Austria—0.3%
OMV AG	11,559	281,256
UNIQA Insurance Group AG	31,344	271,785
Voestalpine AG	11,426	392,854

		945,895

Belgium—0.4%
Ageas	4,670	191,920
Befimmo S.A. REIT	2,060	126,477
Delhaize Group S.A.	5,203	461,197
KBC Groep NV	5,860	370,598

		1,150,192

Bermuda—0.7%
Aspen Insurance Holdings Ltd.	12,497	580,736
DHT Holdings, Inc.	6,431	47,718
Endurance Specialty Holdings Ltd.	7,542	460,288
Everest Re Group Ltd.	1,780	308,545
Maiden Holdings Ltd.	25,705	356,785
Seadrill Ltd.	10,760	63,484
Tanker Investments Ltd. (d)	4,231	53,924
Teekay Tankers Ltd., Class A	27,193	187,632

		2,059,112

Brazil—0.5%
Banco Bradesco S.A.	31,500	187,673
Banco do Brasil S.A.	50,100	192,085
Cielo S.A.	22,420	207,319
Estacio Participacoes S.A.	30,500	108,475
Itau Unibanco Holding S.A.	11,990	74,157
JBS S.A.	69,100	292,819
MRV Engenharia e Participacoes S.A.	48,400	74,349
Petroleo Brasileiro S.A. ADR (d)	39,489	171,777
Porto Seguro S.A.	11,900	90,349

		1,399,003

Canada—4.5%
Artis Real Estate Investment Trust REIT	11,503	109,298
Bankers Petroleum Ltd. (d)	24,731	32,246
BCE, Inc.	11,791	482,596
Canadian Imperial Bank of Commerce	5,534	397,602
Canadian National Railway Co.	15,768	895,391
Canadian Natural Resources Ltd.	8,163	158,978
Canadian Tire Corp., Ltd., Class A	1,935	174,070
Canam Group, Inc.	3,543	34,169
Canfor Pulp Products, Inc.	11,752	107,701
Celestica, Inc. (d)	10,801	139,049
Chorus Aviation, Inc.	24,231	98,776

	Shares	Value
Cogeco Cable, Inc.	5,680	$274,530
Concordia Healthcare Corp.	2,420	103,256
Entertainment One Ltd.	45,454	170,760
Genworth MI Canada, Inc.	3,533	76,114
George Weston Ltd.	3,672	297,062
Great-West Lifeco, Inc.	11,460	274,542
Intertape Polymer Group, Inc.	11,108	118,779
Laurentian Bank of Canada	15,805	596,078
Linamar Corp.	14,222	745,469
Loblaw Cos., Ltd.	13,972	719,383
Magna International, Inc.	20,364	976,770
Martinrea International, Inc.	7,782	61,579
Metro, Inc.	18,900	514,952
National Bank of Canada	15,902	507,625
Raging River Exploration, Inc. (d)	34,551	190,814
Royal Bank of Canada	24,568	1,358,466
Shaw Communications, Inc., Class B	23,033	445,989
Sun Life Financial, Inc.	18,218	587,563
Toronto-Dominion Bank	30,577	1,205,208
Transcontinental, Inc., Class A	30,298	431,369
Valeant Pharmaceuticals International, Inc. (d)	2,627	468,903

		12,755,087

China—3.1%
Agricultural Bank of China Ltd., Class H	613,000	232,019
Asia Cement China Holdings Corp.	92,000	25,510
Bank of China Ltd., Class H	1,052,000	453,657
Belle International Holdings Ltd.	142,000	123,494
BYD Electronic International Co., Ltd. (d)	118,000	73,880
Changyou.com Ltd. ADR (d)	7,135	127,003
China Communications Services Corp. Ltd., Class H	186,000	71,797
China Construction Bank Corp., Class H	458,000	305,638
China Galaxy Securities Co., Ltd., Class H	84,000	59,509
China Lilang Ltd.	146,000	125,204
China Lumena New Materials Corp. (b)(d)	62,000	1,200
China Merchants Bank Co., Ltd., Class H	159,500	388,750
China Mobile Ltd.	46,500	554,775
China Petroleum & Chemical Corp., Class H	530,000	326,026
China Railway Construction Corp., Ltd., Class H	185,500	274,420
China Railway Group Ltd., Class H	117,000	107,168
China Resources Cement Holdings Ltd.	208,000	94,407
China Southern Airlines Co., Ltd., Class H	1,182,000	869,218
Chongqing Rural Commercial Bank Co., Ltd., Class H	247,000	141,397
CNOOC Ltd.	192,000	197,938
Dongfeng Motor Group Co., Ltd., Class H	150,000	188,455
FIH Mobile Ltd.	100,000	46,002
Fufeng Group Ltd.	150,000	61,537
Huadian Power International Corp., Ltd., Class H	694,000	544,540
Huaneng Power International, Inc., Class H	324,000	351,658
Industrial & Commercial Bank of China Ltd., Class H	869,000	502,025
KWG Property Holding Ltd.	165,500	109,294
NetEase, Inc. ADR	825	99,099

	Shares	Value
New China Life Insurance Co., Ltd., Class H	21,400	$92,764
PetroChina Co., Ltd. ADR	3,899	271,760
PICC Property & Casualty Co., Ltd., Class H	46,000	90,339
Shanghai Pharmaceuticals Holding Co., Ltd., Class H	26,700	56,031
Shenzhen Expressway Co., Ltd., Class H	168,000	109,708
Shimao Property Holdings Ltd.	63,000	95,367
Sino Biopharmaceutical Ltd.	116,000	143,348
Sino-Ocean Land Holdings Ltd.	49,500	26,768
Sinopec Shanghai Petrochemical Co., Ltd., Class H (d)	150,000	57,712
Sinopharm Group Co., Ltd., Class H	200,000	704,767
Skyworth Digital Holdings Ltd.	428,000	292,425
Wasion Group Holdings Ltd.	380,000	394,080
Yuexiu Transport Infrastructure Ltd.	78,000	49,436
Zhejiang Expressway Co., Ltd., Class H	94,000	103,534
ZTE Corp., Class H	26,400	60,590

		9,004,249

Denmark—1.0%
AP Moeller—Maersk A/S, Class B	276	425,449
Bakkafrost P/F	19,289	616,555
Danske Bank A/S	8,721	263,552
Dfds A/S	4,192	133,406
Pandora A/S	2,111	246,605
Royal Unibrew A/S	23,276	871,485
TDC A/S	46,718	240,941

		2,797,993

Finland—0.6%
Atria Oyj	11,791	102,635
Cramo Oyj	2,702	56,424
Elisa Oyj	12,875	435,525
Metsa Board Oyj	9,444	53,251
Oriola-KD Oyj, Class B (d)	31,487	151,532
Stora Enso Oyj, Class R	41,413	313,352
UPM-Kymmene Oyj	31,748	476,560

		1,589,279

France—3.2%
APERAM S.A. (d)	1,125	30,421
Atos S.E.	3,578	275,028
AXA S.A.	21,887	531,393
BNP Paribas S.A.	5,115	301,141
Boiron S.A.	691	66,634
Cap Gemini S.A.	3,933	351,228
Cie Generale des Etablissements Michelin	3,939	360,396
Ipsen S.A.	2,565	159,116
Orange S.A.	55,567	842,354
Plastic Omnium S.A.	3,849	88,421
Renault S.A.	2,784	200,873
Rubis SCA	889	66,120
Saft Groupe S.A.	1,410	46,069
Sanofi	24,328	2,316,026
Technicolor S.A.	40,380	279,283
Teleperformance	8,979	681,303
Thales S.A.	2,366	164,969
Total S.A.	38,744	1,742,815
UBISOFT Entertainment (d)	7,003	142,135
Valeo S.A.	4,444	603,393

		9,249,118

Germany—3.9%
Aareal Bank AG (c)	11,718	416,770
Bayer AG	8,544	1,096,181
Bayerische Motoren Werke AG	11,032	962,460
Bechtle AG (c)	1,178	106,276
Daimler AG	22,945	1,670,465

142	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2015

	Shares	Value
Deutsche Bank AG	19,436	$524,523
Deutsche Lufthansa AG (d)	41,036	571,253
Deutsche Wohnen AG	3,884	103,875
Dialog Semiconductor PLC (d)	2,640	105,913
DO Deutsche Office AG	6,602	30,290
Duerr AG	776	54,592
Freenet AG (c)	21,813	721,672
Fresenius SE & Co. KGaA	10,142	680,810
Hannover Rueck SE	10,186	1,043,362
Indus Holding AG	10,296	460,673
Infineon Technologies AG (c)	28,680	322,232
Jenoptik AG (c)	11,798	167,731
Merck KGaA	7,965	705,191
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	2,801	523,127
Sixt SE	3,199	155,957
Software AG	4,638	135,526
Stada Arzneimittel AG	5,270	188,909
Talanx AG	17,840	534,456

		11,282,244

Greece—0.0%
Tsakos Energy Navigation Ltd.	3,853	31,325

Hong Kong—0.7%
BOC Hong Kong Holdings Ltd.	45,000	132,426
Cathay Pacific Airways Ltd.	35,000	65,820
China High Speed Transmission Equipment Group Co., Ltd. (d)	170,000	166,790
China Power International Development Ltd.	929,000	607,191
Dah Sing Banking Group Ltd.	36,000	66,208
Dah Sing Financial Holdings Ltd.	28,400	155,736
EVA Precision Industrial Holdings Ltd.	446,000	88,080
Ju Teng International Holdings Ltd.	106,000	52,709
Kerry Properties Ltd.	27,500	75,504
Orient Overseas International Ltd.	37,500	176,449
PCCW Ltd.	106,000	54,839
SSY Group Ltd.	630,000	147,261
TCL Communication Technology Holdings Ltd.	192,000	138,594
Truly International Holdings Ltd.	260,000	65,585

		1,993,192

India—0.2%
Tata Motors Ltd. ADR	20,371	458,348

Indonesia—0.4%
Adaro Energy Tbk PT	3,633,700	133,256
Bank Negara Indonesia Persero Tbk PT	2,374,500	672,683
Indofood Sukses Makmur Tbk PT	148,400	55,849
Telekomunikasi Indonesia Persero Tbk PT	1,819,800	328,658

		1,190,446

Ireland—0.9%
Medtronic PLC	20,420	1,366,915
Smurfit Kappa Group PLC	45,756	1,232,759

		2,599,674

Israel—0.0%
Mellanox Technologies Ltd. (d)	2,962	111,934

	Shares	Value
Italy—0.8%
Brembo SpA	6,004	$232,273
Enel SpA	196,651	877,455
Intesa Sanpaolo SpA	14,169	50,055
Iren SpA	103,203	168,442
Recordati SpA	19,158	442,081
Unipol Gruppo Finanziario SpA	51,007	224,125
Vittoria Assicurazioni SpA	16,534	181,795

		2,176,226

Japan—9.6%
Aida Engineering Ltd.	3,200	26,384
Aisin Seiki Co., Ltd.	8,600	288,547
Alps Electric Co., Ltd.	17,800	502,673
Bank of Yokohama Ltd.	53,000	322,135
Bridgestone Corp.	15,800	546,777
Central Japan Railway Co.	5,300	854,507
Cosmo Oil Co., Ltd. (b)(d)	115,000	157,213
Daihen Corp.	27,000	127,913
Exedy Corp.	3,900	86,523
Fuji Heavy Industries Ltd.	52,200	1,878,390
FUJIFILM Holdings Corp.	14,600	545,779
Fujikura Ltd.	55,000	227,397
Haseko Corp.	22,700	257,153
Hitachi Kokusai Electric, Inc.	7,000	73,968
Idemitsu Kosan Co., Ltd.	7,500	114,888
Iida Group Holdings Co., Ltd.	1,900	29,724
ITOCHU Corp.	98,600	1,042,323
Japan Airlines Co., Ltd.	11,000	389,234
Japan Aviation Electronics Industry Ltd.	20,000	300,405
JFE Holdings, Inc.	17,600	231,157
JTEKT Corp.	28,100	393,428
Kaga Electronics Co., Ltd.	5,300	67,467
Kaneka Corp.	23,000	169,375
KDDI Corp.	58,200	1,302,697
Kinden Corp.	14,200	180,102
Konica Minolta, Inc.	22,100	232,818
Kose Corp.	1,300	118,650
Kyowa Exeo Corp.	11,000	106,375
Makino Milling Machine Co., Ltd.	13,000	81,578
Mitsubishi Electric Corp.	79,000	723,682
Mitsubishi Gas Chemical Co., Inc.	13,000	60,009
Mitsubishi Materials Corp.	126,000	382,842
Mitsubishi UFJ Financial Group, Inc.	376,700	2,276,111
Mitsui Engineering & Shipbuilding Co., Ltd.	33,000	47,615
Mizuho Financial Group, Inc.	523,600	979,446
Murata Manufacturing Co., Ltd.	2,300	297,101
Nichirei Corp.	39,000	244,313
Nippon Telegraph & Telephone Corp.	24,000	845,367
Nissan Motor Co., Ltd.	91,500	841,306
NOK Corp.	3,900	84,379
Nomura Real Estate Holdings, Inc.	3,300	66,343
NTN Corp.	27,000	111,396
ORIX Corp.	58,700	757,191
Osaka Gas Co., Ltd.	124,000	470,136
Raito Kogyo Co., Ltd.	9,900	93,742
Resona Holdings, Inc.	131,500	670,025
Sanwa Holdings Corp.	59,800	411,658
Sekisui Chemical Co., Ltd.	9,000	94,730
Sekisui House Ltd.	42,400	664,150
Senko Co., Ltd.	19,000	133,866
Sompo Japan Nipponkoa Holdings, Inc.	7,500	217,836
Sumitomo Chemical Co., Ltd.	20,000	101,135
Sumitomo Mitsui Financial Group, Inc.	8,400	318,530
Sumitomo Mitsui Trust Holdings, Inc.	201,000	736,674

	Shares	Value
Sumitomo Osaka Cement Co., Ltd.	39,000	$138,490
Sumitomo Rubber Industries Ltd.	65,900	914,770
T-Gaia Corp.	1,900	29,604
Tamura Corp.	7,000	19,468
Tokai Rika Co., Ltd.	31,500	650,378
Tokyo Seimitsu Co., Ltd.	9,500	176,406
Topre Corp.	1,900	36,684
Tosoh Corp.	93,000	447,570
Toyota Motor Corp.	29,500	1,727,164
Tsubakimoto Chain Co.	23,000	144,147
West Japan Railway Co.	5,900	369,788
Yamaha Motor Co., Ltd.	12,600	253,490
Yokohama Rubber Co., Ltd.	14,400	253,975
Zeon Corp.	13,000	102,663

		27,549,760

Korea (Republic of)—1.1%
Hyosung Corp.	442	42,221
Hyundai Development Co.	1,118	51,627
Hyundai Steel Co.	4,722	205,825
Korea Electric Power Corp.	7,524	310,206
Korea Gas Corp.	7,272	244,226
LG Display Co., Ltd.	15,268	291,482
LG Electronics, Inc.	3,555	137,324
Lotte Chemical Corp.	500	114,579
Mirae Asset Securities Co., Ltd.	2,126	50,314
S-Oil Corp.	653	34,747
Samsung Electronics Co., Ltd. GDR	1,478	698,355
SK Hynix, Inc.	16,236	463,059
SK Innovation Co., Ltd. (d)	637	53,055
SK Telecom Co., Ltd.	2,378	527,525
Tongyang Life Insurance Co., Ltd.	2,696	32,412

		3,256,957

Malaysia—0.2%
Tenaga Nasional Bhd.	171,600	469,332

Mexico—0.2%
Gruma S.A.B. de C.V. ADR	1,157	64,931
Gruma S.A.B. de C.V., Class B	10,904	149,967
Grupo Aeroportuario del Pacifico S.A.B. de C.V. ADR	1,041	90,401
Industrias Bachoco S.A.B. de C.V. ADR	6,043	369,227

		674,526

Netherlands—1.4%
Aegon NV	24,204	138,789
AerCap Holdings NV (d)	19,041	728,128
ASM International NV	18,293	593,718
BE Semiconductor Industries NV	5,294	82,422
BinckBank NV	12,543	103,608
Koninklijke Ahold NV	25,983	506,877
NN Group NV	7,790	223,629
RELX NV	49,368	806,524
Wolters Kluwer NV	28,225	870,440

		4,054,135

New Zealand—0.2%
Air New Zealand Ltd.	274,210	451,103
New Zealand Refining Co., Ltd.	75,481	164,587

		615,690

Norway—1.2%
Borregaard ASA	10,154	61,163
DNB ASA	79,796	1,038,494
Kongsberg Automotive ASA (d)	357,789	178,514
Norsk Hydro ASA	72,217	240,812
Salmar ASA	11,520	182,111
SpareBank 1 SMN	76,683	486,622

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	143

Schedule of Investments

September 30, 2015

	Shares	Value
Telenor ASA	22,141	$413,739
Veidekke ASA	10,713	119,858
Yara International ASA	15,475	617,339

		3,338,652

Philippines—0.1%
Universal Robina Corp.	36,520	150,152

Portugal—0.0%
Sonae SGPS S.A.	39,293	48,459

Russian Federation—0.1%
PhosAgro OAO GDR	9,870	136,206
Sistema JSFC GDR	13,175	90,644
Surgutneftegas OAO ADR	14,707	74,565

		301,415

Singapore—0.5%
AIMS AMP Capital Industrial REIT	106,100	101,158
Avago Technologies Ltd.	3,293	411,658
DBS Group Holdings Ltd.	52,700	601,535
Fortune Real Estate Investment Trust REIT	91,100	85,927
Oversea-Chinese Banking Corp., Ltd.	14,400	89,169
Yangzijiang Shipbuilding Holdings Ltd.	239,100	191,185

		1,480,632

South Africa—0.5%
FirstRand Ltd.	135,030	479,829
Liberty Holdings Ltd.	14,455	132,068
MMI Holdings Ltd.	64,849	111,583
Sibanye Gold Ltd. ADR	24,496	113,661
Super Group Ltd. (d)	46,929	98,213
Telkom S.A. SOC Ltd.	87,524	420,805

		1,356,159

Spain—0.5%
Banco de Sabadell S.A.	137,218	252,557
Gas Natural SDG S.A.	20,555	401,071
Iberdrola S.A.	22,722	151,402
Red Electrica Corp. S.A.	6,015	499,460

		1,304,490

Sweden—1.0%
Bilia AB	7,795	156,325
BillerudKorsnas AB	4,383	63,107
Boliden AB	24,015	376,030
Holmen AB, Class B	10,595	297,130
Loomis AB, Class B	3,998	104,788
NCC AB, Class B (c)	6,079	183,691
Nordea Bank AB	13,192	147,177
Peab AB	4,658	32,399
Skandinaviska Enskilda Banken AB, Class A	68,793	735,756
Swedbank AB, Class A	31,240	691,039

		2,787,442

Switzerland—1.0%
ACE Ltd.	8,695	899,063
Georg Fischer AG	756	428,482
Novartis AG	12,213	1,122,519
Swiss Life Holding AG (d)	2,329	519,519

		2,969,583

Taiwan—0.8%
Advanced Semiconductor Engineering, Inc.	293,000	319,249
Fubon Financial Holding Co., Ltd.	334,000	522,857
Hon Hai Precision Industry Co., Ltd.	79,760	208,369
Innolux Corp.	327,000	102,411
Micro-Star International Co., Ltd.	109,000	92,702
Siliconware Precision Industries Co., Ltd.	85,000	105,966

	Shares	Value
Taishin Financial Holding Co., Ltd.	382,933	$136,093
Taiwan Semiconductor Manufacturing Co., Ltd.	209,000	837,604

		2,325,251

Thailand—0.1%
PTT Global Chemical PCL (b)	36,100	53,629
Thai Oil PCL (b)	100,600	146,655

		200,284

Turkey—0.5%
Dogus Otomotiv Servis ve Ticaret AS	19,988	64,093
Eregli Demir ve Celik Fabrikalari TAS	220,987	272,790
TAV Havalimanlari Holding AS	10,940	85,964
Tekfen Holding AS	121,806	168,454
Tupras Turkiye Petrol Rafinerileri AS (d)	7,645	187,378
Turk Hava Yollari AO (d)	147,872	390,132
Turkiye Is Bankasi	238,627	372,010

		1,540,821

United Kingdom—6.5%
3i Group PLC	42,853	302,709
Ashtead Group PLC	21,326	301,583
Barratt Developments PLC	80,271	784,085
Bellway PLC	21,461	808,632
Berkeley Group Holdings PLC	13,721	694,563
Bovis Homes Group PLC	24,719	377,212
Britvic PLC	19,930	204,821
BT Group PLC	134,675	857,144
Carnival PLC	5,393	279,015
DCC PLC (c)	2,358	178,185
Direct Line Insurance Group PLC	35,896	203,680
Dixons Carphone PLC	96,703	621,509
DS Smith PLC	26,132	156,108
easyJet PLC	21,893	590,981
Galliford Try PLC	34,743	835,279
Halma PLC	2,978	32,561
Imperial Tobacco Group PLC	15,916	822,837
International Consolidated Airlines Group S.A. (d)	73,791	659,165
Interserve PLC	21,990	191,849
ITV PLC	136,771	509,670
JD Sports Fashion PLC	17,078	246,722
Keller Group PLC	16,311	213,341
Laird PLC	20,828	118,904
Legal & General Group PLC	95,514	344,401
Lloyds Banking Group PLC	202,794	230,873
Lookers PLC	67,664	170,924
Man Group PLC	55,207	128,149
Micro Focus International PLC	9,669	176,163
Mondi PLC	28,938	606,517
National Express Group PLC	52,518	226,264
Noble Corp. PLC	24,878	271,419
Northgate PLC	13,479	92,860
Old Mutual PLC	97,731	280,083
Paragon Group of Cos. PLC	24,083	144,081
Persimmon PLC (d)	24,272	738,751
Redrow PLC	33,824	233,970
Royal Dutch Shell PLC, Class A	16,691	394,025
Royal Dutch Shell PLC, Class B	79,713	1,884,833
RPC Group PLC	28,620	274,608
Shire PLC	11,354	776,181
Stolt-Nielsen Ltd.	3,979	57,074
Taylor Wimpey PLC	280,206	830,187
Trinity Mirror PLC	32,026	73,089
WH Smith PLC	23,775	563,577
Whitbread PLC	3,990	282,677

		18,771,261

	Shares	Value
United States—50.5%
A Schulman, Inc. (c)	9,615	$312,199
ABM Industries, Inc.	7,077	193,273
Aetna, Inc.	16,769	1,834,696
AG Mortgage Investment Trust, Inc. REIT	12,127	184,573
AGL Resources, Inc.	3,897	237,873
Air Lease Corp.	8,951	276,765
Aircastle Ltd.	13,871	285,881
Alaska Air Group, Inc.	14,687	1,166,882
Alcoa, Inc.	43,733	422,461
Allergan PLC (d)	5,860	1,592,807
ALLETE, Inc.	2,916	147,229
Alliance Data Systems Corp. (d)	2,508	649,522
Allstate Corp.	14,280	831,667
Alphabet, INC-CL C, Class C	1,003	610,245
Alphabet, Inc., Class A	1,078	688,163
Altria Group, Inc.	34,210	1,861,024
Amdocs Ltd.	14,278	812,133
Ameren Corp.	19,418	820,799
American Capital Agency Corp. REIT	4,503	84,206
American Eagle Outfitters, Inc.	8,822	137,888
American Electric Power Co., Inc.	20,481	1,164,550
American Equity Investment Life Holding Co.	9,629	224,452
American Financial Group, Inc.	16,447	1,133,363
Ameriprise Financial, Inc.	1,965	214,440
AmerisourceBergen Corp.	10,022	951,990
Amgen, Inc.	16,691	2,308,699
Amsurg Corp. (d)	5,270	409,532
Amtrust Financial Services, Inc.	11,311	712,367
Annaly Capital Management, Inc. REIT	11,887	117,325
Anthem, Inc.	14,141	1,979,740
Anworth Mortgage Asset Corp. REIT	18,408	90,936
Apollo Commercial Real Estate Finance, Inc. REIT	6,067	95,313
Apollo Investment Corp.	19,917	109,145
Apple, Inc.	58,133	6,412,070
Archer-Daniels-Midland Co.	19,652	814,575
Arlington Asset Investment Corp., Class A	3,845	54,022
ARRIS Group, Inc. (d)	4,711	122,345
Arrow Electronics, Inc. (d)	2,857	157,935
AT&T, Inc.	72,404	2,358,922
Atlas Air Worldwide Holdings, Inc. (d)	2,144	74,097
Atmos Energy Corp.	9,188	534,558
Atwood Oceanics, Inc.	10,757	159,311
AutoNation, Inc. (d)	2,561	148,999
Avery Dennison Corp.	2,100	118,797
Avista Corp.	10,134	336,956
Avnet, Inc.	6,180	263,762
Bank of America Corp.	53,813	838,407
Becton Dickinson and Co.	4,096	543,375
Belden, Inc.	11,277	526,523
Benchmark Electronics, Inc. (d)	5,618	122,248
Booz Allen Hamilton Holding Corp.	10,841	284,143
Brocade Communications Systems, Inc.	81,947	850,610
Caleres, Inc.	4,742	144,773
Capital One Financial Corp.	12,692	920,424
Capstead Mortgage Corp. REIT	23,592	233,325
Cardtronics, Inc. (d)	17,502	572,315
Carter’s, Inc.	880	79,763
CDW Corp.	13,702	559,864
Centene Corp. (d)	8,249	447,343
CF Industries Holdings, Inc.	13,012	584,239
Charles River Laboratories International, Inc. (d)	944	59,963
Chemed Corp.	2,625	350,359

144	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2015

	Shares	Value
Chevron Corp.	11,804	$931,100
Chimera Investment Corp. REIT	12,354	165,173
Cigna Corp.	12,292	1,659,666
Cisco Systems, Inc.	70,895	1,860,994
Citigroup, Inc.	42,339	2,100,438
CNA Financial Corp.	5,355	187,050
Comcast Corp., Class A	35,050	1,998,259
Commercial Metals Co.	6,222	84,308
Community Health Systems, Inc. (d)	2,299	98,328
Conn’s, Inc. (d)	6,518	156,693
Consolidated Edison, Inc.	14,222	950,741
Constellation Brands, Inc., Class A	2,686	336,314
Convergys Corp.	25,842	597,209
Cracker Barrel Old Country Store, Inc.	2,144	315,768
Crane Co.	2,404	112,050
CVS Health Corp.	21,215	2,046,823
Darden Restaurants, Inc.	4,374	299,794
Delek U.S. Holdings, Inc.	1,879	52,048
Deluxe Corp.	8,480	472,675
Dillard’s, Inc., Class A	4,608	402,693
DineEquity, Inc.	1,903	174,429
Discover Financial Services	11,800	613,482
Dow Chemical Co.	20,647	875,433
Dr. Pepper Snapple Group, Inc.	8,886	702,438
Duke Energy Corp.	7,230	520,126
Eastman Chemical Co.	4,332	280,367
Edison International	17,818	1,123,781
Electronic Arts, Inc. (d)	4,509	305,485
EMC Corp.	28,649	692,160
Entergy Corp.	11,712	762,451
Enterprise Financial Services Corp.	3,443	86,660
Euronet Worldwide, Inc. (d)	2,845	210,786
EverBank Financial Corp.	10,577	204,136
Everi Holdings, Inc.	17,093	87,687
Exelon Corp.	30,620	909,414
Express, Inc. (d)	4,362	77,949
Exxon Mobil Corp.	40,495	3,010,803
Fidelity National Information Services, Inc.	5,109	342,712
First Interstate Bancsystem, Inc., Class A	4,618	128,565
First Merchants Corp.	8,595	225,361
Foot Locker, Inc.	16,073	1,156,774
GameStop Corp., Class A	11,013	453,846
GATX Corp.	15,365	678,365
General Electric Co.	20,945	528,233
General Motors Co.	25,971	779,649
Gilead Sciences, Inc.	15,973	1,568,389
Global Payments, Inc.	5,789	664,172
Goodyear Tire & Rubber Co.	8,485	248,865
Great Plains Energy, Inc.	12,974	350,557
Greenbrier Cos., Inc.	2,794	89,715
Group 1 Automotive, Inc.	2,470	210,321
Hanesbrands, Inc.	17,925	518,750
Hanover Insurance Group, Inc.	5,135	398,990
Health Net, Inc. (d)	6,405	385,709
Heartland Payment Systems, Inc.	2,442	153,870
Hewlett-Packard Co.	51,333	1,314,638
HollyFrontier Corp.	1,786	87,228
Home BancShares, Inc.	880	35,640
Home Depot, Inc.	13,413	1,549,067
Huntington Bancshares, Inc.	23,556	249,694
Huntsman Corp.	14,467	140,185
IDT Corp., Class B	3,942	56,371
Innospec, Inc.	2,215	103,020
Intel Corp.	22,085	665,642
International Business Machines Corp.	6,714	973,329
j2 Global, Inc.	4,173	295,657
Jabil Circuit, Inc.	24,152	540,280
Jack in the Box, Inc.	2,755	212,245
JetBlue Airways Corp. (d)	11,820	304,601

	Shares	Value
Johnson & Johnson	31,147	$2,907,572
JPMorgan Chase & Co.	14,085	858,762
Kaiser Aluminum Corp.	1,888	151,512
KeyCorp	21,541	280,248
Knoll, Inc.	3,169	69,655
Kohl’s Corp.	12,978	601,011
Kroger Co.	61,314	2,211,596
Laboratory Corp. of America Holdings (d)	4,670	506,555
Ladder Capital Corp. REIT	3,456	49,490
Lam Research Corp.	19,493	1,273,478
Lear Corp.	8,291	901,895
LifePoint Hospitals, Inc. (d)	6,328	448,655
Lincoln National Corp.	22,553	1,070,365
LyondellBasell Industries NV, Class A	8,889	740,987
Macy’s, Inc.	9,350	479,842
MainSource Financial Group, Inc.	6,114	124,481
Mallinckrodt PLC (d)	10,342	661,268
Marathon Petroleum Corp.	17,422	807,161
Marriott Vacations Worldwide Corp.	3,016	205,510
McKesson Corp.	5,382	995,831
MEDNAX, Inc. (d)	3,887	298,483
Mentor Graphics Corp.	14,294	352,061
MetLife, Inc.	12,630	595,505
Micron Technology, Inc. (d)	41,731	625,130
Microsoft Corp.	29,050	1,285,753
Mohawk Industries, Inc. (d)	3,880	705,345
Morgan Stanley	26,022	819,693
Mosaic Co.	7,516	233,823
Mylan NV (d)	33,226	1,337,679
Natus Medical, Inc. (d)	12,740	502,593
New Residential Investment Corp. REIT	4,277	56,029
Norfolk Southern Corp.	8,393	641,225
Northrop Grumman Corp.	5,638	935,626
O’Reilly Automotive, Inc. (d)	2,364	591,000
On Assignment, Inc. (d)	1,416	52,250
ON Semiconductor Corp. (d)	88,746	834,212
Oracle Corp.	7,405	267,469
PBF Energy, Inc., Class A	4,004	113,033
Penske Automotive Group, Inc.	7,100	343,924
PG&E Corp.	22,553	1,190,798
Pinnacle Foods, Inc.	8,959	375,203
Portland General Electric Co.	31,324	1,158,048
PPL Corp.	9,498	312,389
PrivateBancorp, Inc.	1,853	71,026
Prudential Financial, Inc.	6,187	471,511
Public Service Enterprise Group, Inc.	23,485	990,128
QLogic Corp. (d)	21,620	221,605
Quest Diagnostics, Inc.	5,328	327,512
Quintiles Transnational Holdings, Inc. (d)	7,405	515,166
Reinsurance Group of America, Inc.	3,807	344,876
Reynolds American, Inc.	39,547	1,750,746
Rowan Cos. PLC, Class A	2,036	32,881
Royal Caribbean Cruises Ltd.	11,143	992,730
Ryder System, Inc. (c)	3,491	258,474
Sanderson Farms, Inc.	7,100	486,847
Sanmina Corp. (d)	19,961	426,567
Santander Consumer USA Holdings, Inc.	5,549	113,311
SCANA Corp.	4,665	262,453
Signature Bank (d)	2,852	392,321
Skyworks Solutions, Inc.	9,784	823,911
Snap-on, Inc.	2,384	359,841
Southwest Airlines Co.	10,416	396,225
SpartanNash Co.	5,159	133,360
Spirit AeroSystems Holdings, Inc., Class A (d)	7,210	348,531
SS&C Technologies Holdings, Inc.	2,243	157,100

	Shares	Value
SunTrust Banks, Inc.	8,649	$330,738
SUPERVALU, Inc. (d)	32,936	236,480
Symetra Financial Corp.	5,107	161,585
Talen Energy Corp. (d)	1,133	11,443
Target Corp.	3,776	297,020
Teleflex, Inc.	1,354	168,180
Thermo Fisher Scientific, Inc.	4,603	562,855
Time Warner, Inc.	9,148	628,925
Travelers Cos., Inc.	11,648	1,159,325
Trinity Industries, Inc.	20,430	463,148
Tutor Perini Corp. (d)	2,750	45,265
Tyson Foods, Inc., Class A	37,066	1,597,545
Union Pacific Corp.	19,286	1,705,075
United Continental Holdings, Inc. (d)	3,342	177,293
United Therapeutics Corp. (d)	2,358	309,464
UnitedHealth Group, Inc.	18,613	2,159,294
USANA Health Sciences, Inc. (d)	1,330	178,260
Valero Energy Corp.	17,806	1,070,141
Verizon Communications, Inc.	10,329	451,355
Verizon Communications, Inc.	60,626	2,637,837
Viacom, Inc., Class B	16,709	720,993
Voya Financial, Inc.	18,259	707,901
Walt Disney Co.	18,208	1,860,858
Waste Management, Inc.	9,564	476,383
Wells Fargo & Co.	48,543	2,492,683
West Corp.	9,971	223,350
Westar Energy, Inc.	15,792	607,045
Western Alliance Bancorp (d)	4,535	139,270
Western Refining, Inc.	3,615	159,494
Western Union Co.	24,743	454,281
Westlake Chemical Corp.	2,555	132,579
Whirlpool Corp.	2,069	304,681
Wintrust Financial Corp.	7,168	382,986
World Fuel Services Corp.	2,104	75,323
WSFS Financial Corp.	5,230	150,676
Xcel Energy, Inc.	20,559	727,994

		145,030,304

Total Common Stock (cost—$290,168,977)		281,297,564

Preferred Stock—0.3%
Brazil—0.2%
Banco Bradesco S.A.	17,220	93,039
Braskem S.A., Class A	12,600	52,981
Cia Paranaense de Energia	26,100	214,883
Itau Unibanco Holding S.A.	46,985	314,181

		675,084

Korea (Republic of)—0.1%
Hyundai Motor Co.	3,205	299,710

Total Preferred Stock (cost—$1,090,383)		974,794

Rights—0.0%
Korea (Republic of)—0.0%
Mirae Asset Securities Co., Ltd., exercise price KRW 22,850.00, expires 11/5/15 (b)(d)	1,772	7,625

South Africa—0.0%
Super Group Ltd., exercise price ZAR 25.70, expires 10/9/15 (d)	3,644	907

Total Rights (cost—$9,348)		8,532

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	145

Schedule of Investments

September 30, 2015

	Principal Amount (000s)	Value
Repurchase Agreements—1.7%
State Street Bank and Trust Co., dated 9/30/15, 0.00%, due 10/1/15, proceeds $4,802,000; collateralized by Freddie Mac, 2.375%, due 1/13/22, valued at $4,898,341 including accrued interest
(cost—$4,802,000)	$4,802	$4,802,000

Total Investments (cost—$296,070,708) (a)—100.0%		287,082,890

Liabilities in excess of other assets (e)—(0.0)%		(62,488)

Net Assets—100.0%		$287,020,402

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $112,932,835, representing 39.3% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Fair-Valued—Securities with an aggregate value of $366,322, representing 0.1% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Affiliated security.

(d) Non-income producing.

(e) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b), 7(c) and 7(d) in the Notes to Financial Statements.

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

KRW—South Korean Won

REIT—Real Estate Investment Trust

ZAR—South African Rand

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets were as follows:

Banks	9.9%
Insurance	5.8%
Pharmaceuticals	5.0%
Health Care Providers & Services	5.0%
Oil, Gas & Consumable Fuels	4.7%
Electric Utilities	3.6%
Diversified Telecommunication Services	3.6%
Technology Hardware, Storage & Peripherals	3.6%
Automobiles	3.2%
Media	3.0%
Semiconductors & Semiconductor Equipment	2.7%
Food & Staples Retailing	2.5%
IT Services	2.5%
Auto Components	2.5%
Household Durables	2.5%
Specialty Retail	2.4%
Airlines	2.2%
Food Products	2.0%
Road & Rail	1.9%
Chemicals	1.9%
Electronic Equipment, Instruments & Components	1.9%
Multi-Utilities	1.6%
Tobacco	1.6%
Biotechnology	1.4%
Trading Companies & Distributors	1.2%
Wireless Telecommunication Services	1.1%
Communications Equipment	1.1%
Software	1.0%
Hotels, Restaurants & Leisure	1.0%
Metals & Mining	1.0%
Health Care Equipment & Supplies	0.9%
Construction & Engineering	0.9%
Diversified Financial Services	0.9%
Capital Markets	0.9%
Machinery	0.9%
Commercial Services & Supplies	0.7%
Beverages	0.7%
Multi-line Retail	0.7%
Gas Utilities	0.7%
Containers & Packaging	0.7%
Paper & Forest Products	0.7%
Consumer Finance	0.6%
Real Estate Investment Trust	0.6%
Electrical Equipment	0.5%
Independent Power and Renewable Electricity Producers	0.5%
Aerospace & Defense	0.5%
Industrial Conglomerates	0.4%
Textiles, Apparel & Luxury Goods	0.4%
Life Sciences Tools & Services	0.4%
Thrifts & Mortgage Finance	0.4%
Internet Software & Services	0.4%
Marine	0.3%
Professional Services	0.3%
Energy Equipment & Services	0.2%
Real Estate Management & Development	0.2%
Transportation Infrastructure	0.2%
Construction Materials	0.1%
Building Products	0.1%
Personal Products	0.1%
Diversified Consumer Services	0.0%
Air Freight & Logistics	0.0%
Distributors	0.0%
Independent Power & Renewable Energy	0.0%
Repurchase Agreements	1.7%
Liabilities in excess of other assets	(0.0)%

100.0%

AllianzGI Best Styles International Equity Fund

	Shares	Value
Common Stock—97.0%
Australia—3.8%
Abacus Property Group REIT	15,398	$34,404
Australia & New Zealand Banking Group Ltd.	15,052	287,585
Bank of Queensland Ltd.	14,484	118,573
Bendigo and Adelaide Bank Ltd.	14,254	99,618
Commonwealth Bank of Australia	734	37,675
CSR Ltd.	17,974	36,714
Dexus Property Group REIT	19,217	96,910
Downer EDI Ltd.	23,745	56,145
Echo Entertainment Group Ltd.	33,517	114,687
Federation Centres REIT	64,228	124,027
Genworth Mortgage Insurance Australia Ltd.	35,144	57,133
Independence Group NL	4,483	8,023
Investa Office Fund REIT	9,573	26,614
Lend Lease Group UNIT	12,466	110,364
Orora Ltd.	18,395	30,021
Select Harvests Ltd.	3,224	25,262
Sigma Pharmaceuticals Ltd.	63,522	33,415
Tassal Group Ltd.	11,787	35,629
Transfield Services Ltd. (d)	10,590	7,906
Westpac Banking Corp.	38,134	801,077

		2,141,782

Belgium—1.1%
Anheuser-Busch InBev NV	126	13,401
bpost S.A. (c)	3,842	91,361
Delhaize Group S.A.	3,703	328,236
Elia System Operator S.A.	902	43,929
Exmar NV	1,407	13,055
Ontex Group NV (c)	2,978	91,582
Warehouses De Pauw CVA REIT	258	20,010

		601,574

Bermuda—0.0%
North Atlantic Drilling Ltd.	19,616	15,104

Cayman Islands—0.2%
Phoenix Group Holdings	9,202	113,785

China—0.2%
Global Brands Group Holding Ltd. (d)	238,000	49,269
Huabao International Holdings Ltd.	66,000	20,882
Wasion Group Holdings Ltd.	22,000	22,815

		92,966

Denmark—1.3%
AP Moeller—Maersk A/S, Class B	337	519,479
Bakkafrost P/F	2,123	67,860
Danske Bank A/S	625	18,888
Novo Nordisk A/S, Class B	306	16,513
Schouw & Co.	397	21,344
TDC A/S	17,778	91,687

		735,771

Finland—1.1%
UPM-Kymmene Oyj	40,283	604,676

France—7.2%
APERAM S.A. (d)	2,072	56,029
AXA S.A.	37,925	920,779
Boiron S.A.	173	16,683
Casino Guichard Perrachon S.A.	444	23,645
Coface S.A. (c)	4,007	35,264
Electricite de France S.A.	5,348	94,432
Elior Participations SCA (a)	2,887	55,295
Engie	6,720	108,733

146	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2015

	Shares	Value
Generale de Sante S.A.	1,901	$32,268
Lagardere SCA	3,393	94,017
Natixis S.A.	17,252	95,521
Norbert Dentressangle S.A.	156	35,378
Orange S.A.	46,896	710,908
Rallye S.A.	1,178	19,284
Renault S.A.	813	58,660
Sanofi	896	85,299
Suez Environnement Co.	2,189	39,335
Technicolor S.A.	6,606	45,690
Teleperformance	1,431	108,580
Total S.A.	12,487	561,701
UBISOFT Entertainment (d)	6,422	130,343
Valeo S.A.	5,415	735,232

		4,063,076

Germany—9.6%
Bayer AG	723	92,760
Daimler AG	11,818	860,386
Deutsche Post AG	12,381	342,991
Deutsche Telekom AG	54,294	966,515
Deutsche Wohnen AG	12,531	335,134
Duerr AG	952	66,974
Hannover Rueck SE	3,179	325,628
K&S AG	11,742	393,984
Krones AG	1,013	106,763
KUKA AG	1,431	109,821
Merck KGaA	7,237	640,737
MTU Aero Engines AG	1,591	133,199
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	4,161	777,127
Rhoen Klinikum AG	1,871	52,984
Siemens AG	132	11,792
Stada Arzneimittel AG	1,287	46,134
TUI AG	5,977	109,526
Wacker Neuson SE	1,094	15,873

		5,388,328

Hong Kong—0.6%
BOC Hong Kong Holdings Ltd.	8,500	25,014
Cheung Kong Property Holdings Ltd.	3,420	25,056
CK Hutchison Holdings Ltd.	3,420	44,664
HK Electric Investments & HK Electric Investments Ltd. UNIT (a)	132,500	94,775
Noble Group Ltd.	29,000	8,486
PCCW Ltd.	101,000	52,252
Power Assets Holdings Ltd.	10,000	94,693

		344,940

Ireland—0.0%
Total Produce PLC	3,031	4,183

Israel—0.3%
Bank Hapoalim BM	35,252	177,392

Italy—4.7%
Enel SpA	172,703	770,599
Hera SpA	41,267	107,145
Intesa Sanpaolo SpA	257,174	908,518
Snam SpA	133,550	685,897
Terna Rete Elettrica Nazionale SpA	29,053	141,204
UniCredit SpA	7,834	48,839

		2,662,202

Japan—23.3%
Accordia Golf Co., Ltd.	4,700	42,473
Aderans Co., Ltd.	2,300	18,304
AOKI Holdings, Inc.	3,500	42,522
Aoyama Trading Co., Ltd.	2,700	95,238
Aozora Bank Ltd.	72,000	249,718
Arrk Corp. (d)	15,600	13,851
As One Corp.	500	15,246

	Shares	Value
Asahi Holdings, Inc.	2,300	$34,552
Asahi Kasei Corp.	62,000	437,189
Awa Bank Ltd.	5,000	28,827
Chiyoda Co., Ltd.	1,700	54,547
Chudenko Corp.	1,700	33,028
Coca-Cola East Japan Co., Ltd.	2,900	46,854
COMSYS Holdings Corp.	5,500	65,601
DCM Holdings Co., Ltd.	6,600	48,262
Duskin Co., Ltd.	2,900	52,518
EDION Corp.	5,900	40,497
FUJIFILM Holdings Corp.	1,100	41,120
Gunze Ltd.	11,000	33,275
Heiwa Corp.	1,700	29,156
Hitachi Ltd.	96,000	484,419
Hokkoku Bank Ltd.	5,000	20,287
Hokuriku Electric Power Co.	7,400	99,530
Honda Motor Co., Ltd.	30,100	898,386
Inabata & Co., Ltd.	2,300	24,014
J Trust Co., Ltd.	4,100	32,873
Japan Petroleum Exploration Co., Ltd.	1,100	29,060
JFE Holdings, Inc.	29,400	386,138
Kato Sangyo Co., Ltd.	500	10,847
Kawasaki Kisen Kaisha Ltd.	23,000	50,569
Kissei Pharmaceutical Co., Ltd.	1,700	38,782
Kiyo Bank Ltd.	2,900	46,559
Kokuyo Co., Ltd.	5,300	56,278
Kurabo Industries Ltd.	1,000	1,778
Kuraray Co., Ltd.	1,700	21,187
Kuroda Electric Co., Ltd.	2,300	42,690
Kyokuto Kaihatsu Kogyo Co., Ltd.	2,300	23,009
Marubeni Corp.	111,400	545,790
Marudai Food Co., Ltd.	5,000	19,690
Megmilk Snow Brand Co., Ltd.	2,900	55,571
Mitsubishi Chemical Holdings Corp.	53,100	277,266
Mitsubishi Gas Chemical Co., Inc.	5,000	23,080
Mitsubishi Materials Corp.	44,000	133,691
Mitsubishi UFJ Financial Group, Inc.	168,500	1,018,117
Mitsui & Co., Ltd.	44,000	494,538
Mitsui OSK Lines Ltd.	11,000	26,423
Mizuho Financial Group, Inc.	485,100	907,428
Mochida Pharmaceutical Co., Ltd.	500	28,965
Nagase & Co., Ltd.	8,400	97,803
Nanto Bank Ltd.	5,000	15,806
NEC Networks & System Integration Corp.	1,700	30,394
NH Foods Ltd.	6,000	122,441
Nippon Densetsu Kogyo Co., Ltd.	2,300	41,280
Nippon Flour Mills Co., Ltd.	5,000	31,226
Nippon Steel & Sumitomo Metal Corp.	12,900	235,073
Nissan Motor Co., Ltd.	81,700	751,199
Nisshin Oillio Group Ltd.	5,000	18,121
Nitto Denko Corp.	500	29,946
Otsuka Holdings Co., Ltd.	21,400	683,335
Press Kogyo Co., Ltd.	5,000	19,109
Ricoh Co., Ltd.	11,400	115,059
Sekisui House Ltd.	1,100	17,230
Senko Co., Ltd.	5,000	35,228
Senshu Ikeda Holdings, Inc.	8,900	38,634
Showa Corp.	3,500	27,906
Sumitomo Corp.	11,400	110,243
Sumitomo Dainippon Pharma Co., Ltd.	3,500	34,990
Sumitomo Electric Industries Ltd.	3,500	44,776
Sumitomo Metal Mining Co., Ltd.	21,000	238,555
Sumitomo Mitsui Financial Group, Inc.	21,900	830,454
Takara Standard Co., Ltd.	5,000	35,532
Toagosei Co., Ltd.	5,500	39,964
Tohoku Electric Power Co., Inc.	1,100	14,907

	Shares	Value
Torii Pharmaceutical Co., Ltd.	500	$11,733
Toyota Motor Corp.	23,200	1,358,312
United Super Markets Holdings, Inc. (d)	3,500	29,490
West Japan Railway Co.	13,000	814,788
Yellow Hat Ltd.	500	10,835
Yokohama Reito Co., Ltd.	2,300	18,134

		13,122,246

Netherlands—1.4%
AerCap Holdings NV (d)	3,231	123,553
BE Semiconductor Industries NV	1,973	30,718
Boskalis Westminster NV	2,800	122,563
Heineken Holding NV	4,379	312,207
NN Group NV	4,948	142,043
Unilever NV	1,052	42,169

		773,253

New Zealand—0.2%
Air New Zealand Ltd.	34,599	54,443
Sky Network Television Ltd.	11,420	34,033

		88,476

Norway—3.0%
Atea ASA	3,988	36,680
Austevoll Seafood ASA	7,129	44,396
Borregaard ASA	4,404	26,527
BW Offshore Ltd.	35,444	14,335
DNB ASA	45,036	586,115
Leroy Seafood Group ASA	1,203	43,250
Marine Harvest ASA (d)	10,829	137,766
Salmar ASA	3,995	63,154
Ship Finance International Ltd.	3,224	52,390
Sparebank 1 Nord Norge	2,906	12,357
SpareBank 1 SMN	5,421	34,401
Veidekke ASA	2,418	27,053
Yara International ASA	15,601	622,365

		1,700,789

Singapore—0.3%
DBS Group Holdings Ltd.	7,100	81,042
Fortune REIT	41,000	38,536
Mapletree Logistics Trust REIT	66,000	45,482
Religare Health Trust UNIT	29,000	19,389
United Engineers Ltd.	5,000	6,766

		191,215

Spain—3.9%
Applus Services S.A.	4,747	45,110
Banco Santander S.A.	140,467	746,920
Gas Natural SDG S.A.	25,502	497,598
Iberdrola S.A.	122,635	817,144
Merlin Properties Socimi S.A. REIT (d)	8,446	100,591

		2,207,363

Sweden—3.6%
BillerudKorsnas AB	3,779	54,411
Boliden AB	16,033	251,047
ICA Gruppen AB	3,663	124,008
Klovern AB, Class A	13,665	13,004
Loomis AB, Class B	4,008	105,050
Securitas AB, Class B	1,534	18,761
Skanska AB, Class B	31,493	618,292
Swedbank AB, Class A	30,427	673,055
Tele2 AB, Class B	11,913	116,183
Telefonaktiebolaget LM Ericsson, Class B	3,405	33,402

		2,007,213

Switzerland—9.7%
ACE Ltd.	5,330	551,122
Aryzta AG	1,083	46,351
Aryzta AG	2,158	91,463

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	147

Schedule of Investments

September 30, 2015

	Shares	Value
Baloise Holding AG	397	$45,498
Flughafen Zuerich AG	29	20,185
Nestle S.A.	13,105	985,570
Novartis AG	19,149	1,760,020
Pargesa Holding S.A.	1,624	95,307
Roche Holding AG	2,763	733,498
Siegfried Holding AG (d)	126	22,560
Swiss Life Holding AG (d)	615	137,185
Swiss Re AG	1,654	141,908
Swisscom AG	107	53,400
Zurich Insurance Group AG (d)	3,007	738,237

		5,422,304

United Kingdom—20.4%
3i Group PLC	31,339	221,375
AstraZeneca PLC	4,559	289,125
Aviva PLC	81,623	558,266
Barratt Developments PLC	20,926	204,405
Bellway PLC	5,058	190,581
Berkeley Group Holdings PLC	3,794	192,054
Bovis Homes Group PLC	7,332	111,886
BP PLC	186,037	943,834
British American Tobacco PLC	805	44,416
BT Group PLC	139,353	886,918
Cranswick PLC	775	18,711
Direct Line Insurance Group PLC	17,228	97,754
easyJet PLC	5,485	148,062
Enterprise Inns PLC (d)	24,238	39,751
Evraz PLC (d)	18,258	20,167
Galliford Try PLC	3,988	95,878
GlaxoSmithKline PLC	2,526	48,484
Go-Ahead Group PLC	2,173	80,734
Greene King PLC	4,468	53,848
Greggs PLC	6,701	110,149
Hammerson PLC REIT	2,196	20,736
HSBC Holdings PLC	166,015	1,252,369
International Consolidated Airlines Group S.A. (d)	39,173	350,949
International Consolidated Airlines Group S.A. (d)	81,834	731,012
Legal & General Group PLC	182,692	658,745
Lloyds Banking Group PLC	817,813	931,048
National Grid PLC	46,619	649,269
Navigator Holdings Ltd. (d)	2,785	37,180
Northgate PLC	3,820	26,317
Pace PLC	18,443	100,578
Persimmon PLC (d)	9,593	291,976
Petra Diamonds Ltd. (d)	17,348	22,122
Royal Dutch Shell PLC, Class A	40,057	945,627
Royal Dutch Shell PLC, Class B	32,531	769,203
Safestore Holdings PLC REIT	4,085	18,214
Shire PLC	1,147	78,411
Taylor Wimpey PLC	71,850	212,875
Vodafone Group PLC	4,308	13,588
Xchanging PLC	6,847	11,057

		11,477,674

United States—1.1%
XL Group PLC	17,364	630,661

Total Common Stock (cost—$58,600,407)		54,566,973

Preferred Stock—2.2%
Germany—2.0%
Henkel AG & Co. KGaA	6,928	713,552
Volkswagen AG	3,797	417,092

		1,130,644

Spain—0.2%
Grifols S.A., Class B	3,901	119,505

Total Preferred Stock (cost—$1,636,914)		1,250,149

	Principal Amount (000s)	Value
Repurchase Agreements—5.1%
State Street Bank and Trust Co., dated 9/30/15, 0.00%, due 10/1/15, proceeds $2,852,000; collateralized by U.S. Treasury Notes, 1.875%, due 11/30/21, valued at $2,911,556 including accrued interest
(cost—$2,852,000)	$2,852	$2,852,000

Total Investments (cost—$63,089,321) (b)—104.3%		58,669,122

Liabilities in excess of other assets (e)—(4.3)%		(2,441,045)

Net Assets—100.0%		$56,228,077

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Securities with an aggregate value of $54,046,143, representing 96.1% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Affiliated security.

(d) Non-income producing.

(e) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b), 7(c) and 7(d) in the Notes to Financial Statements.

Glossary:

REIT—Real Estate Investment Trust

UNIT—More than one class of securities traded together.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets were as follows:

Banks	18.0%
Insurance	10.4%
Pharmaceuticals	8.2%
Automobiles	7.7%
Oil, Gas & Consumable Fuels	6.0%
Diversified Telecommunication Services	4.9%
Electric Utilities	3.9%
Chemicals	3.3%
Food Products	3.3%
Trading Companies & Distributors	2.5%
Metals & Mining	2.4%
Airlines	2.3%
Household Durables	2.1%
Gas Utilities	2.1%
Construction & Engineering	1.8%
Multi-Utilities	1.6%
Road & Rail	1.6%
Auto Components	1.4%
Household Products/Wares	1.3%
Food & Staples Retailing	1.2%
Paper & Forest Products	1.1%
Marine	1.1%
Electronic Equipment, Instruments & Components	0.9%
Real Estate Investment Trust	0.9%
Real Estate Management & Development	0.9%
Air Freight & Logistics	0.8%
Beverages	0.7%
Hotels, Restaurants & Leisure	0.6%
Commercial Services & Supplies	0.6%
Machinery	0.6%
Specialty Retail	0.5%
Capital Markets	0.4%
Media	0.3%
Professional Services	0.3%
Technology Hardware, Storage & Peripherals	0.3%
Health Care Providers & Services	0.3%
Personal Products	0.3%
Communications Equipment	0.2%
Diversified Financial Services	0.2%
Aerospace & Defense	0.2%
Software	0.2%
Wireless Telecommunication Services	0.2%
Biotechnology	0.2%
Containers & Packaging	0.2%
Textiles, Apparel & Luxury Goods	0.2%
IT Services	0.1%
Thrifts & Mortgage Finance	0.1%
Industrial Conglomerates	0.1%
Tobacco	0.1%
Construction Materials	0.1%
Building Products	0.1%
Consumer Finance	0.1%
Semiconductors & Semiconductor Equipment	0.1%
Leisure Products	0.1%
Energy Equipment & Services	0.1%
Life Sciences Tools & Services	0.0%
Transportation Infrastructure	0.0%
Repurchase Agreements	5.1%
Liabilities in excess of other assets	(4.3)%

100.0%

148	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2015

AllianzGI Best Styles U.S. Equity Fund

	Shares	Value
Common Stock—97.0%
Aerospace & Defense—0.5%
Northrop Grumman Corp.	2,843	$471,796

Air Freight & Logistics—0.5%
FedEx Corp.	3,031	436,403

Airlines—1.4%
Alaska Air Group, Inc.	3,656	290,469
American Airlines Group, Inc.	1,959	76,068
Delta Air Lines, Inc.	7,331	328,942
JetBlue Airways Corp. (b)	2,922	75,300
Southwest Airlines Co.	12,958	492,922

		1,263,701

Auto Components—1.0%
Delphi Automotive PLC	2,510	190,860
Lear Corp.	2,572	279,782
Magna International, Inc.	8,241	395,284

		865,926

Automobiles—0.2%
General Motors Co.	7,054	211,761

Banks—6.3%
Bank of America Corp.	57,093	889,509
BB&T Corp.	1,896	67,498
Citigroup, Inc.	17,185	852,548
JPMorgan Chase & Co.	19,773	1,205,560
KeyCorp	9,364	121,826
PNC Financial Services Group, Inc.	3,794	338,425
SunTrust Banks, Inc.	4,919	188,102
Toronto-Dominion Bank	3,861	152,183
U.S. Bancorp	4,049	166,049
Webster Financial Corp.	1,854	66,058
Wells Fargo & Co.	29,708	1,525,506

		5,573,264

Beverages—1.6%
Coca-Cola Co.	6,397	256,648
Dr. Pepper Snapple Group, Inc.	7,005	553,745
Molson Coors Brewing Co., Class B	4,625	383,968
PepsiCo, Inc.	1,981	186,808

		1,381,169

Biotechnology—3.0%
AbbVie, Inc.	15,351	835,248
Amgen, Inc.	4,626	639,868
Biogen, Inc. (b)	197	57,487
Celgene Corp. (b)	494	53,436
Gilead Sciences, Inc.	8,876	871,534
United Therapeutics Corp. (b)	1,250	164,050

		2,621,623

Capital Markets—1.1%
Ameriprise Financial, Inc.	1,621	176,900
Goldman Sachs Group, Inc.	2,733	474,886
Legg Mason, Inc.	645	26,838
Morgan Stanley	10,309	324,734

		1,003,358

Chemicals—0.7%
CF Industries Holdings, Inc.	2,145	96,311
Chemtrade Logistics Income Fund UNIT	2,660	34,723
Dow Chemical Co.	946	40,110
Minerals Technologies, Inc.	960	46,234
Mosaic Co.	2,220	69,064
PPG Industries, Inc.	3,950	346,375

		632,817

Commercial Services & Supplies—0.2%
Pitney Bowes, Inc.	4,221	83,787
Waste Management, Inc.	1,125	56,036

		139,823

	Shares	Value
Communications Equipment—1.8%
ARRIS Group, Inc. (b)	2,394	$62,172
Brocade Communications Systems, Inc.	29,983	311,224
Cisco Systems, Inc.	35,922	942,953
QUALCOMM, Inc.	5,732	307,980

		1,624,329

Consumer Finance—1.4%
Capital One Financial Corp.	9,114	660,947
Discover Financial Services	9,512	494,529
Navient Corp.	10,085	113,356

		1,268,832

Containers & Packaging—1.0%
Ball Corp.	2,284	142,065
Bemis Co., Inc.	1,333	52,747
CCL Industries, Inc., Class B	608	85,348
Packaging Corp. of America	6,283	377,985
Sonoco Products Co.	2,874	108,464
WestRock Co.	2,577	132,561

		899,170

Diversified Consumer Services—0.1%
Graham Holdings Co., Class B	72	41,544

Diversified Financial Services—2.9%
Berkshire Hathaway, Inc., Class B (b)	9,197	1,199,289
Intercontinental Exchange, Inc.	2,540	596,874
McGraw Hill Financial, Inc.	1,514	130,961
Voya Financial, Inc.	16,405	636,022

		2,563,146

Diversified Telecommunication Services—1.7%
AT&T, Inc.	10,125	329,872
BCE, Inc.	3,205	131,178
CenturyLink, Inc.	18,988	476,979
Frontier Communications Corp.	40,707	193,358
Verizon Communications, Inc.	9,043	393,461

		1,524,848

Electric Utilities—3.1%
American Electric Power Co., Inc.	2,397	136,293
Duke Energy Corp.	6,050	435,237
Edison International	979	61,746
Entergy Corp.	4,540	295,554
Eversource Energy	1,250	63,275
NextEra Energy, Inc.	4,371	426,391
Portland General Electric Co.	6,696	247,551
PPL Corp.	13,243	435,562
Westar Energy, Inc.	3,603	138,499
Xcel Energy, Inc.	13,741	486,569

		2,726,677

Electronic Equipment, Instruments & Components—2.4%
Arrow Electronics, Inc. (b)	2,472	136,652
Avnet, Inc.	6,698	285,871
Benchmark Electronics, Inc. (b)	1,567	34,098
CDW Corp.	4,626	189,018
Corning, Inc.	28,086	480,832
Flextronics International Ltd. (b)	35,149	370,471
Jabil Circuit, Inc.	4,480	100,218
SYNNEX Corp.	771	65,581
TE Connectivity Ltd.	7,906	473,490

		2,136,231

Energy Equipment & Services—0.3%
Helmerich & Payne, Inc.	1,530	72,308
Schlumberger Ltd.	3,219	222,014

		294,322

	Shares	Value
Food & Staples Retailing—3.4%
Alimentation Couche-Tard, Inc., Class B	4,424	$203,448
Costco Wholesale Corp.	4,661	673,841
CVS Health Corp.	7,239	698,419
Empire Co., Ltd.	9,456	194,505
George Weston Ltd.	3,059	247,471
Kroger Co.	22,490	811,214
SpartanNash Co.	2,231	57,671
Wal-Mart Stores, Inc.	1,954	126,697

		3,013,266

Food Products—1.7%
Archer-Daniels-Midland Co.	17,186	712,360
Cal-Maine Foods, Inc.	2,574	140,566
Pilgrim’s Pride Corp.	1,890	39,274
Sanderson Farms, Inc.	856	58,696
Tyson Foods, Inc., Class A	12,958	558,490

		1,509,386

Gas Utilities—0.3%
AGL Resources, Inc.	2,315	141,308
Atmos Energy Corp.	2,423	140,970

		282,278

Health Care Equipment & Supplies—1.2%
Becton Dickinson and Co.	1,747	231,757
Medtronic PLC	11,951	800,000

		1,031,757

Health Care Providers & Services—5.8%
Aetna, Inc.	5,824	637,204
Anthem, Inc.	4,528	633,920
Cardinal Health, Inc.	3,260	250,433
Chemed Corp.	446	59,528
Cigna Corp.	3,297	445,161
HealthSouth Corp.	2,707	103,868
Humana, Inc.	3,914	700,606
Laboratory Corp. of America Holdings (b)	4,273	463,492
McKesson Corp.	875	161,901
MEDNAX, Inc. (b)	822	63,121
Quest Diagnostics, Inc.	6,393	392,978
UnitedHealth Group, Inc.	5,788	671,466
Universal Health Services, Inc., Class B	4,363	544,546

		5,128,224

Hotels, Restaurants & Leisure—1.4%
Brinker International, Inc.	3,622	190,771
Carnival Corp.	12,761	634,222
Cracker Barrel Old Country Store, Inc.	564	83,066
Darden Restaurants, Inc.	3,556	243,728
Marriott Vacations Worldwide Corp.	917	62,484

		1,214,271

Household Durables—0.2%
Whirlpool Corp.	1,019	150,058

Household Products—0.8%
Procter & Gamble Co.	7,655	550,701
Spectrum Brands Holdings, Inc.	1,341	122,715

		673,416

Independent Power & Renewable Electricity Producers—0.0%
Talen Energy Corp. (b)	949	9,585

Industrial Conglomerates—2.6%
3M Co.	902	127,877
Danaher Corp.	6,126	521,996
General Electric Co.	64,174	1,618,468

		2,268,341

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	149

Schedule of Investments

September 30, 2015

	Shares	Value
Insurance—5.8%
ACE Ltd.	5,142	$531,683
Allstate Corp.	8,783	511,522
American International Group, Inc.	9,512	540,472
Aspen Insurance Holdings Ltd.	6,237	289,833
Assurant, Inc.	7,215	570,057
Axis Capital Holdings Ltd.	3,598	193,285
Endurance Specialty Holdings Ltd.	1,251	76,349
Everest Re Group Ltd.	2,965	513,953
Hanover Insurance Group, Inc.	950	73,815
Lincoln National Corp.	2,309	109,585
MetLife, Inc.	7,428	350,230
PartnerRe Ltd.	1,191	165,406
Progressive Corp.	6,474	198,363
Prudential Financial, Inc.	3,774	287,617
Travelers Cos., Inc.	6,663	663,168

		5,075,338

Internet Software & Services—2.4%
Alphabet, Inc., Class A (b)	915	584,109
Alphabet, Inc., Class C (b)	932	567,047
Facebook, Inc., Class A (b)	8,848	795,435
j2 Global, Inc.	1,836	130,081
Yahoo!, Inc. (b)	1,540	44,521

		2,121,193

IT Services—2.8%
Amdocs Ltd.	7,386	420,116
Broadridge Financial Solutions, Inc.	11,136	616,377
Convergys Corp.	5,299	122,460
DH Corp.	2,292	67,274
Euronet Worldwide, Inc. (b)	979	72,534
International Business Machines Corp.	971	140,766
Jack Henry & Associates, Inc.	5,666	394,410
Visa, Inc., Class A	1,254	87,354
Western Union Co.	25,107	460,964
Xerox Corp.	12,620	122,793

		2,505,048

Machinery—0.6%
American Railcar Industries, Inc.	577	20,864
PACCAR, Inc.	3,113	162,405
Snap-on, Inc.	1,007	151,997
Trinity Industries, Inc.	7,562	171,431

		506,697

Media—3.6%
Cable One, Inc. (b)	72	30,198
Cinemark Holdings, Inc.	5,944	193,121
Comcast Corp., Class A	17,542	997,789
Gannett Co., Inc.	2,005	29,534
Interpublic Group of Cos., Inc.	6,815	130,371
Shaw Communications, Inc., Class B	15,539	300,883
TEGNA, Inc.	5,729	128,272
Time Warner Cable, Inc.	1,101	197,486
Time Warner, Inc.	6,754	464,337
Walt Disney Co.	7,174	733,183

		3,205,174

Metals & Mining—0.2%
Alcoa, Inc.	21,350	206,241

Multi-line Retail—1.7%
Canadian Tire Corp., Ltd., Class A	2,973	267,448
Dillard’s, Inc., Class A	2,002	174,955
Kohl’s Corp.	588	27,230
Macy’s, Inc.	6,279	322,238
Target Corp.	8,965	705,187

		1,497,058

Multi-Utilities—2.5%
Ameren Corp.	10,234	432,591
CMS Energy Corp.	10,673	376,970
DTE Energy Co.	4,271	343,260

	Shares	Value
NiSource, Inc.	1,579	$29,291
PG&E Corp.	5,594	295,363
Public Service Enterprise Group, Inc.	7,099	299,294
SCANA Corp.	7,921	445,636

		2,222,405

Oil, Gas & Consumable Fuels—4.9%
Chevron Corp.	6,975	550,188
Columbia Pipeline Group, Inc.	1,579	28,880
ConocoPhillips	2,002	96,016
Devon Energy Corp.	3,189	118,280
EOG Resources, Inc.	1,908	138,902
Exxon Mobil Corp.	19,874	1,477,632
Marathon Petroleum Corp.	7,788	360,818
PBF Energy, Inc., Class A	5,574	157,354
Phillips 66	4,960	381,126
Tesoro Corp.	3,950	384,098
Valero Energy Corp.	8,540	513,254
Western Refining, Inc.	2,790	123,095

		4,329,643

Paper & Forest Products—0.1%
Domtar Corp.	1,516	54,197
Western Forest Products, Inc.	29,679	40,032

		94,229

Personal Products—0.1%
USANA Health Sciences, Inc. (b)	796	106,688

Pharmaceuticals—3.3%
Allergan PLC (b)	1,231	334,598
Johnson & Johnson	12,098	1,129,348
Mallinckrodt PLC (b)	3,785	242,013
Merck & Co., Inc.	9,502	469,304
Mylan NV (b)	5,425	218,411
Pfizer, Inc.	16,450	516,694

		2,910,368

Professional Services—0.1%
Huron Consulting Group, Inc. (b)	649	40,582

Real Estate Investment Trust—0.3%
Annaly Capital Management, Inc.	13,673	134,953
Starwood Property Trust, Inc.	6,079	124,741

		259,694

Road & Rail—2.1%
CSX Corp.	21,310	573,239
Norfolk Southern Corp.	673	51,417
Ryder System, Inc. (a)	4,671	345,841
Union Pacific Corp.	9,012	796,751
Werner Enterprises, Inc.	2,240	56,224

		1,823,472

Semiconductors & Semiconductor Equipment—3.7%
Avago Technologies Ltd.	1,211	151,387
Broadcom Corp., Class A	13,808	710,145
Cabot Microelectronics Corp. (b)	3,293	127,571
Cirrus Logic, Inc. (b)	4,000	126,040
Cypress Semiconductor Corp.	5,205	44,347
Intel Corp.	39,631	1,194,478
Lam Research Corp.	1,928	125,956
Micron Technology, Inc. (b)	19,495	292,035
ON Semiconductor Corp. (b)	40,718	382,749
Qorvo, Inc. (b)	850	38,293
Texas Instruments, Inc.	1,208	59,820

		3,252,821

Software—2.5%
Microsoft Corp.	34,674	1,534,671
Oracle Corp.	8,702	314,316
Symantec Corp.	5,641	109,831
Synopsys, Inc. (b)	3,811	175,992
Verint Systems, Inc. (b)	875	37,756

		2,172,566

	Shares	Value
Specialty Retail—3.8%
AutoNation, Inc. (b)	2,057	$119,676
CST Brands, Inc.	2,400	80,784
Foot Locker, Inc.	4,814	346,463
Home Depot, Inc.	8,665	1,000,721
L Brands, Inc.	5,005	451,101
Lowe’s Cos., Inc.	8,813	607,392
Murphy USA, Inc. (b)	3,315	182,159
Penske Automotive Group, Inc.	1,266	61,325
Signet Jewelers Ltd.	2,108	286,962
Stage Stores, Inc.	1,990	19,582
Staples, Inc.	15,927	186,824

		3,342,989

Technology Hardware, Storage & Peripherals—5.1%
Apple, Inc. (b)	34,458	3,800,717
Hewlett-Packard Co.	17,243	441,593
Western Digital Corp.	2,715	215,680

		4,457,990

Textiles, Apparel & Luxury Goods—1.2%
NIKE, Inc., Class B	7,113	874,685
Skechers U.S.A., Inc., Class A (b)	1,399	187,578

		1,062,263

Thrifts & Mortgage Finance—0.0%
Home Loan Servicing Solutions Ltd.	6,056	4,209

Tobacco—1.0%
Altria Group, Inc.	16,227	882,749
Reynolds American, Inc.	744	32,937

		915,686

Trading Companies & Distributors—0.6%
AerCap Holdings NV (b)	6,345	242,633
Air Lease Corp.	3,842	118,795
GATX Corp.	2,737	120,838
United Rentals, Inc. (b)	875	52,544

		534,810

Total Common Stock (cost—$90,924,905)		85,608,486

Rights (b)— 0.0%
Food & Staples Retailing—0.0%
Safeway CVR—Casa Ley	11,157	11,323
Safeway CVR—PDC	11,157	545

Total Rights (cost—$11,826)		11,868

	Principal Amount (000s)
Repurchase Agreements—2.7%
State Street Bank and Trust Co., dated 9/30/15, 0.00%, due 10/1/15, proceeds $2,344,000; collateralized by U.S. Treasury Notes, 1.875%, due 11/30/21, valued at $2,393,269 including accrued interest
(cost—$2,344,000)	$2,344	2,344,000

Total Investments (cost—$93,280,731)—99.7%		87,964,354

Other assets less liabilities (c)—0.3%		287,411

Net Assets—100.0%		$88,251,765

150	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2015

Notes to Schedule of Investments:

(a) Affiliated security.

(b) Non-income producing.

(c) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b), 7(c) and 7(d) in the Notes to Financial Statements.

Glossary:

CVR—Contingent Value Rights.

UNIT—More than one class of securities traded together.

AllianzGI China Equity Fund

	Shares	Value
Common Stock—98.7%
China—87.0%
Baidu, Inc. ADR (d)	239	$32,841
Bank of China Ltd., Class H	422,500	182,196
Beijing Enterprises Holdings Ltd.	32,500	195,999
China Automation Group Ltd. (d)	556,000	59,228
China Construction Bank Corp., Class H	289,000	192,859
China Everbright International Ltd.	215,000	303,711
China Life Insurance Co., Ltd., Class H	113,000	393,734
China Merchants Bank Co., Ltd., Class H	54,000	131,614
China Mobile Ltd.	28,500	340,023
China Overseas Land & Investment Ltd.	84,000	255,938
China Pacific Insurance Group Co., Ltd., Class H	20,600	76,845
China Telecom Corp., Ltd., Class H	338,000	162,889
Chongqing Changan Automobile Co., Ltd., Class B	67,148	113,454
Chongqing Rural Commercial Bank Co., Ltd., Class H	130,000	74,419
Digital China Holdings Ltd. (c)	272,000	253,374
Huadian Fuxin Energy Corp., Ltd., Class H	238,000	82,675
Ping An Insurance Group Co. of China Ltd., Class H	43,000	215,150
Qingdao Port International Co., Ltd., Class H (a)	292,000	131,828
Qingling Motors Co., Ltd., Class H (c)	654,000	218,075
Semiconductor Manufacturing International Corp. (d)	1,334,000	122,837
Tencent Holdings Ltd.	20,900	352,848
Want Want China Holdings Ltd.	137,000	112,315
Zhuzhou CSR Times Electric Co., Ltd., Class H	32,000	238,948

		4,243,800

Hong Kong—11.7%
CSPC Pharmaceutical Group Ltd.	170,000	149,680
Hong Kong Exchanges and Clearing Ltd.	8,900	204,059
Man Yue Technology Holdings Ltd.	700,000	71,945
Vinda International Holdings Ltd.	80,000	144,790

		570,474

Total Investments (cost—$5,795,554) (b)—98.7%		4,814,274

Other assets less liabilities (e)—1.3%		62,341

Net Assets—100.0%		$4,876,615

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Securities with an aggregate value of $4,781,433, representing 98.0% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Affiliated security.

(d) Non-income producing.

(e) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b), 7(c) and 7(d) in the Notes to Financial Statements.

Glossary:

ADR—American Depositary Receipt

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Insurance	14.1%
Banks	11.9%
Internet Software & Services	7.9%
Wireless Telecommunication Services	7.0%
Automobiles	6.8%
Electronic Equipment, Instruments & Components	6.7%
Commercial Services & Supplies	6.2%
Real Estate Management & Development	5.2%
Electrical Equipment	4.9%
Diversified Financial Services	4.2%
Industrial Conglomerates	4.0%
Diversified Telecommunication Services	3.3%
Pharmaceuticals	3.1%
Household Products	3.0%
Transportation Infrastructure	2.7%
Semiconductors & Semiconductor Equipment	2.5%
Food Products	2.3%
Independent Power Producers & Energy Traders	1.7%
Machinery	1.2%
Other assets less liabilities	1.3%

100.0%

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	151

Schedule of Investments

September 30, 2015

AllianzGI Convertible Fund

	Principal Amount (000s)	Value
Convertible Bonds—78.0%
Auto Manufacturers—2.5%
Fiat Chrysler Automobiles NV,
7.875%, 12/15/16	$25,874	$30,757,717
Tesla Motors, Inc.,
0.25%, 3/1/19	12,575	12,197,750
1.50%, 6/1/18	6,210	12,645,113

		55,600,580

Biotechnology—7.4%
BioMarin Pharmaceutical, Inc.,
0.75%, 10/15/18	8,290	10,751,094
1.50%, 10/15/20	3,480	4,693,650
Emergent BioSolutions, Inc.,
2.875%, 1/15/21	16,240	18,483,150
Gilead Sciences, Inc., 1.625%, 5/1/16	5,395	23,137,833
Illumina, Inc., zero coupon, 6/15/19	33,400	36,802,625
Incyte Corp., 0.375%, 11/15/18	7,680	16,588,800
Ligand Pharmaceuticals, Inc.,
0.75%, 8/15/19	11,270	14,714,394
Medicines Co. (a)(b), 2.50%, 1/15/22	18,330	23,943,562
Regeneron Pharmaceuticals, Inc.,
1.875%, 10/1/16	2,785	15,374,941

		164,490,049

Chemicals—1.0%
RPM International, Inc., 2.25%, 12/15/20	19,470	21,794,231

Commercial Services—5.5%
Cardtronics, Inc., 1.00%, 12/1/20	22,075	20,557,344
Euronet Worldwide, Inc. (a)(b),
1.50%, 10/1/44	22,425	27,512,672
Huron Consulting Group, Inc.,
1.25%, 10/1/19	19,810	20,664,306
Live Nation Entertainment, Inc.,
2.50%, 5/15/19	25,705	26,909,922
Macquarie Infrastructure Corp.,
2.875%, 7/15/19	22,390	25,524,600

		121,168,844

Computers—2.1%
Electronics for Imaging, Inc.,
0.75%, 9/1/19	24,355	24,963,875
SanDisk Corp., 1.50%, 8/15/17	16,845	20,993,081

		45,956,956

Construction & Engineering—0.4%
Dycom Industries, Inc. (b), 0.75%, 9/15/21	8,950	8,882,875

Diversified Financial Services—2.5%
Air Lease Corp., 3.875%, 12/1/18	17,950	22,684,313
Cowen Group, Inc., 3.00%, 3/15/19	9,730	10,240,825
PRA Group, Inc., 3.00%, 8/1/20	20,595	21,599,006

		54,524,144

Electrical Equipment—0.8%
SunPower Corp., 0.875%, 6/1/21	20,510	17,266,856

	Principal Amount (000s)	Value
Electronics—0.2%
TTM Technologies, Inc., 1.75%, 12/15/20	$5,270	$4,640,894

Energy-Alternate Sources—1.9%
SolarCity Corp. (a)(b), 1.625%, 11/1/19	29,040	22,778,250
SunEdison, Inc. (a)(b),
0.25%, 1/15/20	16,535	9,497,291
3.375%, 6/1/25	18,925	9,710,890

		41,986,431

Health Care Providers & Services—0.7%
Laboratory Corp. of America Holdings,
zero coupon, 9/11/21	11,230	16,332,631

Healthcare-Products—5.0%
Cepheid, 1.25%, 2/1/21	18,820	19,172,875
Hologic, Inc.,
2.00%, 12/15/37	4,840	8,273,375
2.00%, 3/1/42	14,435	19,505,294
NuVasive, Inc., 2.75%, 7/1/17	17,870	22,616,719
Teleflex, Inc., 3.875%, 8/1/17	10,730	21,755,075
Wright Medical Group, Inc. (a)(b),
2.00%, 2/15/20	21,370	20,435,062

		111,758,400

Healthcare-Services—2.7%
Anthem, Inc., 2.75%, 10/15/42	6,585	12,437,419
Impax Laboratories, Inc. (b),
2.00%, 6/15/22	22,605	20,514,037
Molina Healthcare, Inc.,
1.125%, 1/15/20	2,985	5,208,825
1.625%, 8/15/44	16,565	21,544,853

		59,705,134

Holding Companies-Diversified—0.7%
Horizon Pharma Investment Ltd. (a)(b),
2.50%, 3/15/22	17,105	16,613,231

Home Builders—0.9%
Lennar Corp. (a)(b), 3.25%, 11/15/21	9,275	19,100,703

Insurance—3.4%
AmTrust Financial Services, Inc.,
2.75%, 12/15/44	26,558	25,163,705
Fidelity National Financial, Inc.,
4.25%, 8/15/18	11,200	21,763,056
Radian Group, Inc., 2.25%, 3/1/19	19,600	29,645,000

		76,571,761

Internet—8.3%
Ctrip.com International Ltd.,
1.00%, 7/1/20 (a)(b)	13,680	12,431,700
1.25%, 10/15/18	14,370	15,429,788
FireEye, Inc. (a)(b),
1.00%, 6/1/35	12,245	11,104,684
1.625%, 6/1/35	10,880	9,676,400
j2 Global, Inc., 3.25%, 6/15/29	5,545	6,605,481
LinkedIn Corp. (a)(b), 0.50%, 11/1/19	11,605	11,445,489
Priceline Group, Inc.,
0.35%, 6/15/20	14,875	17,543,203
1.00%, 3/15/18	22,735	32,070,560

	Principal Amount (000s)	Value
VeriSign, Inc., 3.25%, 8/15/37	$12,775	$26,723,703
Web.com Group, Inc., 1.00%, 8/15/18	23,170	21,837,725
WebMD Health Corp., 1.50%, 12/1/20	18,170	18,669,675

		183,538,408

Leisure Time—1.7%
Jarden Corp.,
1.125%, 3/15/34	21,360	24,537,300
1.875%, 9/15/18	8,135	13,077,013

		37,614,313

Media—1.1%
Liberty Media Corp., 1.375%, 10/15/23	25,285	24,036,553

Oil, Gas & Consumable Fuels—1.7%
Cheniere Energy, Inc., 4.25%, 3/15/45	31,330	19,639,994
Energy XXI Ltd., 3.00%, 12/15/18	18,150	1,860,375
Whiting Petroleum Corp. (a)(b),
1.25%, 4/1/20	21,115	17,301,103

		38,801,472

Pharmaceuticals—3.1%
Clovis Oncology, Inc., 2.50%, 9/15/21	7,575	12,683,391
Depomed, Inc., 2.50%, 9/1/21	8,990	10,720,575
Herbalife Ltd. (a), 2.00%, 8/15/19	17,735	15,706,648
Jazz Investments I Ltd., 1.875%, 8/15/21	10,355	10,575,044
Synergy Pharmaceuticals, Inc. (a)(b),
7.50%, 11/1/19	3,415	5,860,994
Teva Pharmaceutical Finance Co. LLC,
0.25%, 2/1/26	10,310	14,034,487

		69,581,139

Real Estate—0.5%
Extra Space Storage L.P. (b),
3.125%, 10/1/35	11,370	11,505,019

Retail—1.4%
Restoration Hardware Holdings, Inc. (a)(b),
zero coupon, 6/15/19	27,320	27,217,550
zero coupon, 7/15/20	3,775	3,666,469

		30,884,019

Semiconductors—7.9%
Intel Corp., 3.25%, 8/1/39	26,300	39,729,569
Lam Research Corp., 1.25%, 5/15/18	20,605	25,936,544
Micron Technology, Inc., 3.00%, 11/15/43	27,510	23,263,144
NVIDIA Corp., 1.00%, 12/1/18	18,575	24,530,609
NXP Semiconductors NV (a)(b),
1.00%, 12/1/19	19,455	21,582,891
ON Semiconductor Corp. (a)(b),
1.00%, 12/1/20	27,735	25,949,559
Xilinx, Inc., 2.625%, 6/15/17	9,580	14,322,100

		175,314,416

Software—11.0%
Akamai Technologies, Inc., zero coupon, 2/15/19	24,340	25,541,909

152	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2015

	Principal Amount (000s)	Value
Cornerstone OnDemand, Inc.,
1.50%, 7/1/18	$23,635	$23,738,403
Medidata Solutions, Inc., 1.00%, 8/1/18	10,265	10,874,484
Nuance Communications, Inc.,
1.50%, 11/1/35	16,505	17,072,359
Proofpoint, Inc. (a)(b), 0.75%, 6/15/20	17,030	17,892,144
Red Hat, Inc. (a)(b), 0.25%, 10/1/19	22,265	26,801,494
Salesforce.com, Inc., 0.25%, 4/1/18	34,775	42,686,313
ServiceNow, Inc., zero coupon, 11/1/18	19,845	22,437,253
Synchronoss Technologies, Inc.,
0.75%, 8/15/19	12,035	12,200,481
Take-Two Interactive Software, Inc.,
1.00%, 7/1/18	17,095	24,349,691
Verint Systems, Inc., 1.50%, 6/1/21	22,065	21,141,028

		244,735,559

Telecommunications—3.6%
Ciena Corp. (a)(b), 3.75%, 10/15/18	17,265	21,678,366
Gogo, Inc. (a)(b), 3.75%, 3/1/20	17,400	15,605,712
InterDigital, Inc. (a)(b), 1.50%, 3/1/20	19,250	18,576,250
Palo Alto Networks, Inc., zero coupon, 7/1/19	14,195	23,173,337

		79,033,665

Total Convertible Bonds (cost—$1,671,326,452)		1,731,438,283

	Shares
Convertible Preferred Stock—18.0%
Banks—1.7%
Bank of America Corp., Ser. L (c),
7.25%	16,285	17,538,945
Wells Fargo & Co., Ser. L (c),
7.50%	16,800	19,622,400

		37,161,345

Commercial Services & Supplies—0.8%
Stericycle, Inc., 5.25%, 9/15/18	184,825	18,800,399

Food & Beverage—1.1%
Post Holdings, Inc., 5.25%, 6/1/17	208,410	23,520,111

Food Products—1.5%
Tyson Foods, Inc., 4.75%, 7/15/17	637,060	32,655,696

Health Care Providers & Services—0.8%
Amsurg Corp., Ser. A-1, 5.25%, 7/1/17	123,345	18,270,478

Healthcare-Services—2.3%
Anthem, Inc., 5.25%, 5/1/18	795,875	38,472,598
Kindred Healthcare, Inc., 7.50%, 12/1/17	15,750	13,131,326

		51,603,924

Independent Power Producers & Energy Traders—0.7%
Dynegy, Inc., Ser. A, 5.375%, 11/1/17	185,800	14,514,696

	Shares	Value
Machinery—1.2%
Stanley Black & Decker, Inc.,
4.75%, 11/17/15	182,875	$24,523,538
6.25%, 11/17/16, UNIT	16,640	1,830,400

		26,353,938

Oil, Gas & Consumable Fuels—1.0%
Chesapeake Energy Corp. (a)(b)(c),
5.75%	34,660	13,907,325
Southwestern Energy Co., Ser. B,
6.25%, 1/15/18	266,030	8,268,212

		22,175,537

Pharmaceuticals—2.4%
Allergan PLC, Ser. A, 5.50%, 3/1/18	56,755	53,546,072

Real Estate Investment Trust—1.7%
American Tower Corp.,
5.25%, 5/15/17, Ser. A	246,435	24,360,100
5.50%, 2/15/18	142,785	13,740,200

		38,100,300

Semiconductors—0.1%
SunEdison, Inc (c), 6.75%	3,940	2,639,800

Telecommunications—1.5%
Frontier Communications Corp., Ser. A,
11.125%, 6/29/18	363,690	33,877,723

Wireless Telecommunication Services—1.2%
T-Mobile U.S., Inc., 5.50%, 12/15/17	389,375	26,890,238

Total Convertible Preferred Stock (cost—$423,942,728)		400,110,257

	Principal Amount (000s)
Repurchase Agreements—3.5%
State Street Bank and Trust Co., dated 9/30/15, 0.00%, due 10/1/15, proceeds $78,090,000; collateralized by U.S. Treasury Notes, 1.875%, due 11/30/21, valued at $79,653,675 including accrued interest
(cost—$78,090,000)	$78,090	78,090,000

Total Investments (cost—$2,173,359,180)—99.5%		2,209,638,540

Other assets less liabilities—0.5%		10,309,224

Net Assets—100.0%		$2,219,947,764

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $425,996,439, representing 19.2% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(c) Perpetual maturity. The date shown, if any, is the next call date. For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.

Glossary:

UNIT—More than one class of securities traded together.

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	153

Schedule of Investments

September 30, 2015

AllianzGI Emerging Markets Consumer Fund

	Shares	Value
Common Stock—93.9%
Australia—1.1%
CSL Ltd.	2,696	$169,668

Brazil—6.7%
Cielo S.A.	24,320	224,889
JBS S.A.	122,600	519,531
Porto Seguro S.A.	20,200	153,366
Qualicorp S.A.	32,400	121,280
Smiles S.A.	4,400	33,351

		1,052,417

China—15.7%
ANTA Sports Products Ltd.	66,000	171,752
China Dongxiang Group Co., Ltd.	123,000	29,565
China Life Insurance Co., Ltd., Class H	26,000	90,594
China Mobile Ltd.	19,500	232,647
China Southern Airlines Co., Ltd., Class H	390,000	286,798
China Telecom Corp., Ltd., Class H	182,000	87,710
Great Wall Motor Co., Ltd., Class H	106,500	119,803
Hengan International Group Co., Ltd.	38,000	371,571
NetEase, Inc. ADR	1,295	155,555
Shanghai Pharmaceuticals Holding Co., Ltd., Class H	205,500	431,245
Sihuan Pharmaceutical Holdings Group Ltd. (b)	549,000	98,465
Skyworth Digital Holdings Ltd.	348,000	237,766
Tencent Holdings Ltd.	8,000	135,061

		2,448,532

France—4.8%
Christian Dior SE	1,029	192,788
Hermes International	441	160,529
Sanofi	4,150	395,080

		748,397

Germany—0.8%
Stada Arzneimittel AG	3,654	130,982

Hong Kong—8.1%
AIA Group Ltd.	89,800	467,027
Hang Seng Bank Ltd.	13,000	234,668
Pacific Textile Holdings Ltd.	27,000	36,683
Yue Yuen Industrial Holdings Ltd.	141,000	527,332

		1,265,710

Hungary—0.2%
Richter Gedeon Nyrt	2,153	34,229

India—4.0%
Dr Reddy’s Laboratories Ltd. ADR	9,360	598,198
HDFC Bank Ltd. ADR	370	22,603

		620,801

Indonesia—0.5%
Bank Central Asia Tbk PT	47,600	39,964
Sri Rejeki Isman Tbk PT	1,620,100	42,536

		82,500

Korea (Republic of)—15.7%
Amorepacific Corp.	152	49,532
AMOREPACIFIC Group	1,146	158,270
Chongkundang Holdings Corp.	406	31,122

	Shares	Value
Kia Motors Corp.	9,826	$445,424
KT&G Corp.	4,468	420,300
Kwang Dong Pharmaceutical Co., Ltd.	2,461	26,984
LG Uplus Corp.	17,791	182,106
Samsung Card Co., Ltd.	10,839	331,908
Samsung Electronics Co., Ltd.	711	682,171
SL Corp.	8,159	128,311

		2,456,128

Malaysia—1.9%
British American Tobacco Malaysia Bhd.	3,100	42,566
Top Glove Corp. Bhd.	140,200	257,337

		299,903

Mexico—3.4%
Gruma S.A.B. de C.V., Class B	22,300	306,701
Kimberly-Clark de Mexico S.A.B. de C.V., Class A	96,400	218,006

		524,707

Philippines—0.2%
Universal Robina Corp.	9,000	37,003

Poland—0.5%
Orange Polska S.A.	40,638	77,689

Russian Federation—0.4%
Mobile TeleSystems PJSC ADR	8,330	60,143

Singapore—0.2%
Singapore Airlines Ltd.	3,300	24,842

South Africa—6.9%
AVI Ltd.	12,025	76,073
FirstRand Ltd.	130,673	464,347
Lewis Group Ltd.	8,497	38,014
Netcare Ltd.	101,849	267,425
Telkom S.A. SOC Ltd.	25,920	124,620
Vodacom Group Ltd.	10,280	102,257

		1,072,736

Switzerland—1.3%
Novartis AG	2,112	194,118

Taiwan—13.2%
Cathay Financial Holding Co., Ltd.	344,000	471,159
Chunghwa Telecom Co., Ltd.	179,000	537,902
CTBC Financial Holding Co., Ltd.	255,331	131,988
Eva Airways Corp. (c)	254,000	142,499
Fubon Financial Holding Co., Ltd.	122,000	190,984
Pou Chen Corp.	324,000	487,395
Taishin Financial Holding Co., Ltd.	83,000	29,498
Uni-President Enterprises Corp.	44,000	76,408

		2,067,833

Thailand—0.8%
Thai Union Group PCL NVDR	250,500	127,220

Turkey—2.5%
Turk Hava Yollari AO (c)	150,336	396,633

United States—5.0%
Kimberly-Clark Corp.	2,775	302,586
Lear Corp.	3,610	392,696
Waters Corp. (c)	700	82,747

		778,029

Total Common Stock (cost—$16,187,863)		14,670,220

	Shares	Value
Equity-Linked Securities—3.8%
India—3.8%
CLSA Global Markets PTE Ltd.,
Apollo Tyres, Ltd., expires 10/07/19, expires 10/7/19	15,227	$41,722
Aurobindo Pharma Ltd., expires 10/7/19	26,821	314,610
LIC Housing Finance Ltd., expires 10/07/19, expires 10/7/19	16,187	116,061
Lupin Ltd., expires 2/20/20	4,237	131,389

Total Equity-Linked Securities (cost—$570,604)		603,782

Exchange-Traded Funds—0.5%
iShares MSCI India (cost—$83,486)	2,680	76,568

	Principal Amount (000s)
Repurchase Agreements—4.6%
State Street Bank and Trust Co., dated 9/30/15, 0.00%, due 10/1/15, proceeds $716,000; collateralized by U.S. Treasury Notes, 1.875%, due 11/30/21, valued at $731,700 including accrued interest
(cost—$716,000)	$716	716,000

Total Investments (cost—$17,557,953) (a)—102.8%		16,066,570

Liabilities in excess of other assets (d)—(2.8)%		(438,388)

Net Assets—100.0%		$15,628,182

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $10,921,789, representing 69.9% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Fair-Valued—Security with a value of $98,465, representing 0.6% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Non-income producing.

(d) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b), 7(c) and 7(d) in the Notes to Financial Statements.

Glossary:

ADR—American Depositary Receipt

MSCI—Morgan Stanley Capital International

NVDR—Non-Voting Depository Receipt

154	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2015

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets were as follows:

Pharmaceuticals	12.5%
Textiles, Apparel & Luxury Goods	10.5%
Insurance	7.6%
Food Products	7.3%
Diversified Telecommunication Services	6.5%
Airlines	5.4%
Health Care Providers & Services	5.3%
Technology Hardware, Storage & Peripherals	4.4%
Diversified Financial Services	4.2%
Personal Products	3.7%
Banks	3.7%
Automobiles	3.6%
Auto Components	3.6%
Household Products	3.3%
Tobacco	3.0%
Wireless Telecommunication Services	2.5%
Consumer Finance	2.1%
Internet Software & Services	1.9%
Health Care Equipment & Supplies	1.7%
Household Durables	1.5%
IT Services	1.4%
Biotechnology	1.1%
Life Sciences Tools & Services	0.5%
Exchange-Traded Funds	0.5%
Specialty Retail	0.2%
Media	0.2%
Repurchase Agreements	4.6%
Liabilities in excess of other assets	(2.8)%

100.0%

AllianzGI Emerging Markets Debt Fund

	Principal Amount (000s)	Value
Corporate Bonds & Notes—56.8%
Argentina—0.6%
YPF S.A. (a)(b),
8.50%, 7/28/25	$200	$174,500

Azerbaijan—1.0%
International Bank of Azerbaijan OJSC,
5.625%, 6/11/19	300	271,200

Brazil—5.3%
Banco ABC Brasil S.A. (a)(b),
7.875%, 4/8/20	200	170,500
CIMPOR Financial Operations BV (a)(b),
5.75%, 7/17/24	226	153,906
Globo Comunicacao e Participacoes S.A. (a)(b),
4.843%, 6/8/25	200	175,000
Marfrig Holding Europe BV,
9.875%, 7/24/17	300	294,000
Minerva Luxembourg S.A. (a)(b),
7.75%, 1/31/23	210	184,800
OAS Finance Ltd. (a)(b)(c),
8.00%, 7/2/21	206	16,686
Odebrecht Finance Ltd.,
7.125%, 6/26/42	300	171,750
Odebrecht Offshore Drilling Finance Ltd.,
6.75%, 10/1/23	272	74,345
Petrobras Global Finance BV,
3.50%, 2/6/17	300	267,375

		1,508,362

Chile—3.3%
Banco del Estado de Chile,
3.875%, 2/8/22	257	262,273
Banco Santander Chile (a)(b),
3.875%, 9/20/22	220	219,923
Corp. Nacional del Cobre de Chile,
4.50%, 8/13/23	200	198,761
Latam Airlines Group S.A. (a)(b),
7.25%, 6/9/20	300	267,000

		947,957

China—7.2%
Big Will Investments Ltd.,
10.875%, 4/29/16	200	207,500
Century Master Investment Co., Ltd.,
4.75%, 9/19/18	200	207,378
CIFI Holdings Group Co., Ltd.,
12.25%, 4/15/18	200	216,493
CITIC Ltd.,
6.875%, 1/21/18	200	217,139
CRCC Yupeng Ltd. (d),
3.95%, 8/1/19	202	203,008
Industrial & Commercial Bank of China Ltd. (b),
4.875%, 9/21/25	200	197,496
Poly Real Estate Finance Ltd.,
4.50%, 8/6/18	200	204,805
Sino-Ocean Land Treasure Finance I Ltd.,
4.625%, 7/30/19	200	204,458
Sunac China Holdings Ltd.,
12.50%, 10/16/17	200	213,500
Trillion Chance Ltd.,
8.50%, 1/10/19	200	193,740

		2,065,517

Colombia—0.9%
Avianca Holdings S.A.,
8.375%, 5/10/20	300	255,000

Croatia—0.8%
Hrvatska Elektroprivreda,
6.00%, 11/9/17	214	223,844

	Principal Amount (000s)	Value
El Salvador—1.5%
AES El Salvador Trust II (a)(b),
6.75%, 3/28/23	$210	$187,950
Agricola Senior Trust (a)(b),
6.75%, 6/18/20	250	249,350

		437,300

Guatemala—0.7%
Comcel Trust via Comunicaciones Celulares S.A. (a)(b),
6.875%, 2/6/24	203	200,462

Hong Kong—2.9%
China CITIC Bank International Ltd. (f),
3.875%, 9/28/22	200	201,178
CLP Power HK Finance Ltd. (d),
4.25%, 11/7/19	206	206,770
PCCW Capital No 4 Ltd.,
5.75%, 4/17/22	200	215,253
Texhong Textile Group Ltd.,
7.625%, 1/19/16	200	202,000

		825,201

India—4.6%
Bank of Baroda,
4.875%, 7/23/19	204	217,942
Export-Import Bank of India,
4.00%, 1/14/23	409	413,557
GCX Ltd.,
7.00%, 8/1/19	205	195,466
Indian Oil Corp. Ltd.,
5.625%, 8/2/21	204	223,398
JSW Steel Ltd.,
4.75%, 11/12/19	200	171,924
Rolta Americas LLC,
8.875%, 7/24/19	203	88,305

		1,310,592

Indonesia—1.4%
Indo Energy Finance II BV,
6.375%, 1/24/23	256	108,800
Pertamina Persero PT,
4.875%, 5/3/22	304	289,931

		398,731

Israel—0.5%
Delek & Avner Tamar Bond Ltd. (a)(b),
2.803%, 12/30/16	150	150,188

Jamaica—1.0%
Digicel Group Ltd.,
8.25%, 9/30/20	300	279,000

Korea (Republic of)—0.7%
Woori Bank,
4.75%, 4/30/24	204	211,185

Luxembourg—1.1%
Millicom International Cellular S.A. (a)(b),
6.00%, 3/15/25	350	317,625

Mexico—4.6%
Alfa S.A.B. de C.V. (a)(b),
6.875%, 3/25/44	211	205,725
BBVA Bancomer S.A.,
7.25%, 4/22/20	192	209,088
Coca-Cola Femsa S.A.B. de C.V.,
3.875%, 11/26/23	194	200,872
Comision Federal de Electricidad,
4.875%, 1/15/24	221	224,993
Petroleos Mexicanos,
4.50%, 1/23/26	200	184,880

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	155

Schedule of Investments

September 30, 2015

	Principal Amount (000s)	Value
Sixsigma Networks Mexico S.A. de C.V. (a)(b),
8.25%, 11/7/21	$300	$283,125

		1,308,683

Nigeria—2.1%
FBN Finance Co. BV, (converts to FRN on 7/23/19) (a)(b),
8.00%, 7/23/21	251	193,270
GTB Finance BV (a)(b),
6.00%, 11/8/18	201	185,467
Zenith Bank PLC (a)(b),
6.25%, 4/22/19	250	227,500

		606,237

Peru—0.7%
Corp. Financiera de Desarrollo S.A.,
4.75%, 2/8/22	207	211,140

Qatar—1.0%
Ras Laffan Liquefied Natural Gas Co., Ltd. III (a)(b),
6.332%, 9/30/27	250	290,000

Russian Federation—4.7%
Alfa Bank OJSC Via Alfa Bond Issuance PLC (a)(b),
7.50%, 9/26/19	200	201,858
Gazprom Neft OAO Via GPN Capital S.A. (a)(b),
6.00%, 11/27/23	203	188,323
Gazprom OAO Via Gaz Capital S.A. (a)(b),
4.30%, 11/12/15	200	200,662
Lukoil International Finance BV (a)(b),
6.656%, 6/7/22	385	395,496
Sberbank of Russia Via SB Capital S.A. (a)(b),
5.25%, 5/23/23	224	188,160
TMK OAO Via TMK Capital S.A. (a)(b),
6.75%, 4/3/20	203	179,452

		1,353,951

South Africa—3.6%
African Bank Ltd. (c),
8.125%, 2/24/17	300	240,000
Gold Fields Orogen Holding BVI Ltd. (a)(b),
4.875%, 10/7/20	200	162,000
MTN Mauritius Investments Ltd. (a)(b),
4.755%, 11/11/24	200	200,124
Myriad International Holdings B.V. (b),
5.50%, 7/21/25	200	196,688
Myriad International Holdings BV (a)(b),
6.00%, 7/18/20	200	215,832

		1,014,644

Thailand—0.7%
PTT Exploration & Production PCL,
4.875%, 6/18/19	203	197,675

Turkey—3.1%
Akbank TAS (a)(b),
3.875%, 10/24/17	250	250,643
5.125%, 3/31/25	200	181,138
Global Liman Isletmeleri (a)(b),
8.125%, 11/14/21	300	261,060
Yasar Holdings AS (a)(b),
8.875%, 5/6/20	200	205,500

		898,341

United Arab Emirates—0.4%
Dolphin Energy Ltd. (a)(b),
5.888%, 6/15/19	105	112,855

United Kingdom—0.6%
Genel Energy Finance PLC (b),
7.50%, 5/14/19	200	165,540

United States—0.6%
Terraform Global Operating LLC (b),
9.75%, 8/15/22	200	160,500

	Principal Amount (000s)	Value
Uruguay—0.7%
Navios South American Logistics, Inc. (a)(b),
7.25%, 5/1/22	$213	$192,499

Venezuela—0.5%
Petroleos de Venezuela S.A.,
8.50%, 11/2/17	200	134,500

Total Corporate Bonds & Notes (cost—$17,793,447)		16,223,229

Sovereign Debt Obligations—32.9%
Argentina—4.8%
Argentina Boden Bonds,
7.00%, 10/3/15	500	497,569
Argentine Republic Government International Bond (c),
2.50%, 12/31/38 (e)	300	174,150
7.82%, 12/31/33	€275	278,624
8.28%, 12/31/33	$280	286,717
Provincia de Buenos Aires (a)(b),
9.95%, 6/9/21	150	142,125

		1,379,185

Brazil—0.9%
Brazilian Government International Bond,
2.625%, 1/5/23	325	264,062

Colombia—1.0%
Colombia Government International Bond,
2.625%, 3/15/23	316	281,714

Croatia—1.0%
Croatia Government International Bond,
5.50%, 4/4/23	276	283,590

Dominican Republic—0.7%
Dominican Republic International Bond,
5.50%, 1/27/25	200	194,000

Egypt—0.9%
Egypt Government International Bond,
5.75%, 4/29/20	250	258,813

El Salvador—0.7%
El Salvador Government International Bond,
5.875%, 1/30/25	210	182,700

Gabon—0.6%
Gabonese Republic (a)(b),
6.95%, 6/16/25	200	168,804

Hungary—2.9%
Hungary Government International Bond,
5.375%, 2/21/23	196	213,593
6.25%, 1/29/20	185	208,360
7.625%, 3/29/41	300	399,375

		821,328

Indonesia—0.9%
Indonesia Government International Bond (a)(b),
4.625%, 4/15/43	300	251,960

Ivory Coast—0.9%
Ivory Coast Government International Bond (a)(b),
6.375%, 3/3/28	300	266,898

Jamaica—0.7%
Jamaica Government International Bond,
6.75%, 4/28/28	200	202,000

Kazakhstan—1.0%
Kazakhstan Government International Bond (b),
5.125%, 7/21/25	300	290,250

			Principal Amount (000s)	Value
Kenya—0.8%
Kenya Government International Bond,
6.875%, 6/24/24		$	241	$219,551

Mexico—1.6%
Mexican Bonos,
10.00%, 12/5/24		MXN	3,500	264,257
Mexico Government International Bond,
3.60%, 1/30/25		$	200	197,000

				461,257

Morocco—1.0%
Morocco Government International Bond,
3.50%, 6/19/24	€		250	281,794

Namibia—0.7%
Namibia International Bonds (a)(b),
5.50%, 11/3/21		$	200	206,332

Pakistan—0.9%
Pakistan Government International Bond,
8.25%, 4/15/24			250	263,227

Panama—0.9%
Panama Government International Bond,
3.75%, 3/16/25			250	242,500

Paraguay—0.7%
Republic of Paraguay,
6.10%, 8/11/44			207	203,378

Peru—0.4%
Peruvian Government International Bond,
6.90%, 8/12/37		PEN	425	116,604

Romania—1.2%
Romanian Government International Bond,
6.125%, 1/22/44		$	300	349,500

Russian Federation—1.4%
Russian Federation Bond,
4.875%, 9/16/23			400	404,304

Serbia—1.1%
Republic of Serbia,
5.875%, 12/3/18			292	306,235

South Africa—0.8%
South Africa Government Bond,
6.75%, 3/31/21		ZAR	3,500	237,980

Sri Lanka—1.0%
Republic of Sri Lanka,
5.875%, 7/25/22		$	300	290,968

United Arab Emirates—1.0%
IPIC GMTN Ltd. (a)(b),
5.00%, 11/15/20			253	283,676

Uruguay—0.7%
Uruguay Government International Bond,
4.50%, 8/14/24			197	199,463

Venezuela—0.7%
Republic Of Venezuela,
5.75%, 2/26/16			250	211,250

Vietnam—1.0%
Vietnam Government International Bond,
4.80%, 11/19/24			300	285,058

Total Sovereign Debt Obligations (cost—$9,845,469)				9,408,381

156	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2015

	Principal Amount (000s)	Value
Repurchase Agreements—9.0%
State Street Bank and Trust Co., dated 9/30/15, 0.00%, due 10/1/15, proceeds $2,571,000; collateralized by Freddie Mac, 2.375%, due 1/13/22, valued at $2,625,221 including accrued interest
(cost—$2,571,000)	$2,571	$2,571,000

Total Investments (cost—$30,209,916)—98.7%		28,202,610

Other assets less liabilities (g)—1.3%		382,662

Net Assets—100.0%		$28,585,272

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $8,308,374, representing 29.1% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(c) In default.

(d) Perpetual maturity. The date shown, if any, is the next call date. For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.

(e) Step Bond—Coupon is a fixed rate for an initial period then resets at a specific date and rate.

(f) Variable or Floating Rate Security—Security with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on September 30, 2015.

(g) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b), 7(c) and 7(d) in the Notes to Financial Statements.

Glossary:

€—Euro

FRN—Floating Rate Note

MXN—Mexican Peso

PEN—Peruvian Nuevo Sol

ZAR—South African Rand

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Sovereign Debt Obligations	32.9%
Banks	14.1%
Oil, Gas & Consumable Fuels	10.7%
Telecommunications	5.9%
Real Estate	3.6%
Electric Utilities	2.9%
Diversified Financial Services	2.7%
Food & Beverage	2.4%
Media	2.1%
Airlines	1.8%
Holding Companies-Diversified	1.4%
Engineering & Construction	1.4%
Iron/Steel	1.4%
Mining	1.3%
Banking	0.9%
Commercial Services	0.9%
Apparel & Textiles	0.7%
Transportation	0.7%
Metal Fabricate/Hardware	0.6%
Utilities	0.6%
Coal	0.4%
Software	0.3%
Repurchase Agreements	9.0%
Other assets less liabilities	1.3%

100.0%

AllianzGI Emerging Markets Small-Cap Fund

	Shares	Value
Common Stock—93.3%
China—15.1%
361 Degrees International Ltd.	305,000	$95,075
AMVIG Holdings Ltd.	26,000	10,831
Anhui Expressway Co., Ltd., Class H	18,000	14,721
CECEP COSTIN New Materials Group Ltd.	228,000	39,033
Central China Securities Co., Ltd., Class H	75,000	38,879
China Creative Home Group Ltd.	212,000	25,269
China Everbright Ltd.	16,000	36,747
China Galaxy Securities Co., Ltd., Class H	32,500	23,024
China National Materials Co., Ltd., Class H	37,000	9,031
China Southern Airlines Co., Ltd., Class H	20,000	14,708
Far East Horizon Ltd.	73,000	56,784
Guangdong Yueyun Transportation Co. Ltd, Class H	16,000	10,436
Hopewell Highway Infrastructure Ltd.	56,000	27,937
Jingwei Textile Machinery, Class H	10,000	15,039
Kingboard Laminates Holdings Ltd.	274,500	111,824
Le Saunda Holdings Ltd.	26,400	6,815
Peak Sport Products Co., Ltd.	226,000	57,638
Poly Culture Group Corp., Ltd., Class H	23,200	49,363
Powerlong Real Estate Holdings Ltd.	323,000	60,313
Shanghai Pharmaceuticals Holding Co., Ltd., Class H	18,800	39,452
Sichuan Expressway Co., Ltd., Class H	106,000	33,457
Skyworth Digital Holdings Ltd.	280,000	191,306
Texhong Textile Group Ltd.	42,000	28,993
Tiangong International Co., Ltd.	216,000	19,588
Tianjin Development Holdings Ltd.	14,000	8,658
Tianjin Zhongxin Pharmaceutical Group Corp., Ltd.	13,800	14,677
Tianneng Power International Ltd.	140,000	85,296
Weiqiao Textile Co., Class H	213,000	86,346
Yingde Gases Group Co., Ltd.	48,000	19,860
Yuexiu Real Estate Investment Trust REIT	113,000	57,399

		1,288,499

Czech Republic—0.9%
Philip Morris CR AS	104	49,107
Unipetrol AS (c)	4,681	29,913

		79,020

Greece—0.3%
Hellenic Petroleum S.A.	1,854	11,155
Mytilineos Holdings S.A.	1,973	10,270

		21,425

Hong Kong—4.8%
Champion REIT	428,000	213,816
Pico Far East Holdings Ltd.	334,000	77,143
Regal Real Estate Investment Trust REIT	188,000	46,180
Texwinca Holdings Ltd.	70,000	63,225

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	157

Schedule of Investments

September 30, 2015

	Shares	Value
VST Holdings Ltd.	50,000	$13,651

		414,015

Hungary—2.5%
Richter Gedeon Nyrt	13,494	214,534

India—7.5%
Aurobindo Pharma Ltd.	3,648	42,948
Chennai Petroleum Corp. Ltd. (c)	21,160	72,387
Claris Lifesciences Ltd. (c)	15,122	47,368
JBF Industries Ltd.	2,678	9,131
Jubilant Life Sciences Ltd.	5,257	30,556
Karnataka Bank Ltd.	19,564	37,804
KPIT Technologies Ltd.	20,857	34,233
Vardhman Textiles Ltd.	996	14,254
WNS Holdings Ltd. ADR (c)	6,900	192,855
Wockhardt Ltd.	6,656	155,746

		637,282

Indonesia—0.9%
Alam Sutera Realty Tbk PT	2,331,100	50,490
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	338,500	14,252
Sri Rejeki Isman Tbk PT	380,100	9,980

		74,722

Korea (Republic of)—20.5%
Aekyung Petrochemical Co., Ltd.	246	12,446
Dongwha Pharm Co., Ltd.	9,189	54,579
e-LITECOM Co., Ltd.	7,749	136,027
Hanwha Corp.	649	21,376
Humax Co., Ltd.	6,255	103,236
Huvis Corp.	1,826	13,319
Hyosung Corp.	485	46,328
Hyundai Securities Co., Ltd.	6,380	41,119
Ilsung Pharmaceuticals Co., Ltd.	119	10,593
IsuPetasys Co., Ltd.	13,837	64,730
Jeil Pharmaceutical Co.	2,305	39,816
Jusung Engineering Co., Ltd. (c)	15,172	72,910
KC Green Holdings Co., Ltd.	18,459	148,560
KG Eco Technology Service Co., Ltd.	12,937	42,052
Kishin Corp.	1,538	9,932
Korea Petro Chemical Ind	686	96,626
Korea United Pharm, Inc.	5,462	98,663
Ktis Corp.	11,970	55,765
Kumkang Kind Co., Ltd.	301	17,419
Kwang Dong Pharmaceutical Co., Ltd.	7,001	76,763
LG Uplus Corp.	2,182	22,335
NICE Holdings Co., Ltd.	6,456	146,863
S&T Dynamics Co., Ltd.	2,342	27,328
S&T Motiv Co., Ltd.	831	46,675
Samjin Pharmaceutical Co., Ltd.	1,979	44,077
Sebang Co., Ltd.	899	13,949
Taekwang Industrial Co., Ltd.	170	172,027
Ubiquoss, Inc.	2,691	33,514
Unid Co., Ltd.	271	12,905
Yearimdang Publishing Co., Ltd.	14,721	67,085

		1,749,017

Malaysia—3.2%
Evergreen Fibreboard Bhd. (c)	58,500	25,495
Mitrajaya Holdings Bhd.	183,700	43,253
Sunway Real Estate Investment Trust REIT	178,300	62,871
Top Glove Corp. Bhd.	75,200	138,030

		269,649

	Shares	Value
Mexico—0.2%
Grupo Herdez S.A.B. de C.V.	3,500	$9,265
Grupo Simec S.A.B. de C.V., Ser. B (c)	3,200	7,911

		17,176

Philippines—1.1%
Cebu Air, Inc.	52,590	97,372

Poland—3.0%
Asseco Poland S.A.	4,885	69,523
Enea S.A.	34,139	121,421
Kernel Holding S.A.	4,902	58,183
Tauron Polska Energia S.A.	9,851	8,509

		257,636

Russian Federation—1.6%
Acron JSC (b)	1,584	73,498
Sistema JSFC GDR	9,233	63,523

		137,021

Singapore—0.6%
Yangzijiang Shipbuilding Holdings Ltd.	69,200	55,332

South Africa—4.4%
Aeci Ltd.	9,228	61,201
Clover Industries Ltd.	21,321	28,577
DataTec Ltd.	3,987	17,837
Emira Property Fund REIT	33,613	42,833
Hudaco Industries Ltd.	2,191	17,237
Lewis Group Ltd.	12,307	55,059
MMI Holdings Ltd.	39,953	68,745
Redefine Properties Ltd. REIT	79,209	66,953
S.A. Corporate Real Estate Fund Nominees Pty Ltd. REIT	57,817	21,235

		379,677

Taiwan—16.9%
Ability Enterprise Co., Ltd.	141,000	69,541
Ardentec Corp.	76,760	50,149
Asia Polymer Corp.	1,150	616
China Chemical & Pharmaceutical Co., Ltd.	17,000	8,850
Coretronic Corp.	74,000	66,988
FLEXium Interconnect, Inc.	7,290	19,974
Foxconn Technology Co., Ltd.	45,450	130,637
Grand Pacific Petrochemical	441,000	202,004
Highwealth Construction Corp.	48,100	68,129
Holiday Entertainment Co., Ltd.	37,000	64,459
Huaku Development Co., Ltd.	52,000	90,555
Pou Chen Corp.	93,000	139,900
Ruentex Industries Ltd.	7,000	12,440
Sampo Corp.	166,000	64,800
SCI Pharmtech, Inc.	5,000	11,225
Shin Zu Shing Co., Ltd.	50,000	151,279
Taiwan Sogo Shin Kong SEC	28,000	33,198
TCI Co., Ltd.	12,000	30,384
Topco Scientific Co., Ltd.	180	259
Topoint Technology Co., Ltd.	88,000	67,632
Visual Photonics Epitaxy Co., Ltd.	56,000	64,981
Win Semiconductors Corp.	44,811	49,744
Wistron NeWeb Corp.	20,400	42,611

		1,440,355

Thailand—6.8%
Advanced Information Technology PCL NVDR	56,100	37,277
AP Thailand PCL NVDR	443,300	65,990
Asia Plus Group Holdings PCL NVDR	476,000	48,267
IRPC PCL NVDR	1,106,100	115,013
Major Cineplex Group PCL NVDR	129,400	113,996
SVI PCL NVDR	744,400	103,743

	Shares	Value
Thai Vegetable Oil PCL NVDR	126,600	$99,502

		583,788

Turkey—1.2%
Aksa Akrilik Kimya Sanayii AS	3,214	10,362
Koza Anadolu Metal Madencilik Isletmeleri AS (c)	116,043	79,840
Trakya Cam Sanayii AS	20,816	12,938

		103,140

United States—1.8%
Net 1 UEPS Technologies, Inc. (c)	9,065	151,748

Total Common Stock (cost—$8,642,866)		7,971,408

Preferred Stock—2.7%
Brazil—1.8%
Centrais Eletricas Brasileiras S.A., Class B	28,800	63,564
Suzano Papel e Celulose S.A., Class A	19,500	94,881

		158,445

Russian Federation—0.9%
Bashneft PAO (b)	1,663	36,386
Sberbank of Russia PAO (b)	41,813	37,214

		73,600

Total Preferred Stock (cost—$226,708)		232,045

Equity-Linked Securities—0.8%
India—0.8%
CLSA Global Markets PTE Ltd.,
Apollo Tyres, Ltd., expires 10/7/19,	6,658	18,243
LIC Housing Finance Ltd., expires 10/7/19,	7,391	52,994

Total Equity-Linked Securities (cost—$74,541)		71,237

	Principal Amount (000s)
Repurchase Agreements—1.8%
State Street Bank and Trust Co., dated 9/30/15, 0.00%, due 10/1/15, proceeds $152,000; collateralized by Freddie Mac, 2.375%, due 1/13/22, valued at $155,339 including accrued interest
(cost—$152,000)	$152	152,000

Total Investments (cost—$9,096,115) (a)—98.6%		8,426,690

Other assets less liabilities (d)—1.4%		115,475

Net Assets—100.0%		$8,542,165

158	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2015

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $7,026,416, representing 82.3% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Fair-Valued—Securities with an aggregate value of $147,098, representing 1.7% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Non-income producing.

(d) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b), 7(c) and 7(d) in the Notes to Financial Statements.

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

NVDR—Non-Voting Depository Receipt

REIT—Real Estate Investment Trust

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Pharmaceuticals	10.0%
Chemicals	8.8%
Textiles, Apparel & Luxury Goods	6.9%
Real Estate Investment Trust	6.0%
IT Services	5.7%
Semiconductors & Semiconductor Equipment	4.5%
Machinery	4.4%
Electronic Equipment, Instruments & Components	4.2%
Household Durables	4.1%
Real Estate Management & Development	3.9%
Media	3.6%
Oil, Gas & Consumable Fuels	2.8%
Diversified Financial Services	2.4%
Food Products	2.3%
Electric Utilities	2.2%
Capital Markets	2.2%
Communications Equipment	2.1%
Auto Components	1.7%
Health Care Equipment & Supplies	1.6%
Metals & Mining	1.5%
Technology Hardware, Storage & Peripherals	1.5%
Paper & Forest Products	1.4%
Airlines	1.3%
Banks	1.2%
Software	1.2%
Transportation Infrastructure	1.1%
Commercial Services & Supplies	1.0%
Insurance	0.8%
Hotels, Restaurants & Leisure	0.8%
Wireless Telecommunication Services	0.7%
Specialty Retail	0.6%
Tobacco	0.6%
Construction & Engineering	0.5%
Independent Power Producers & Energy Traders	0.5%
Health Care Providers & Services	0.5%
Banking	0.4%
Personal Products	0.4%
Aerospace & Defense	0.3%
Diversified Telecommunication Services	0.3%
Trading Companies & Distributors	0.2%
Building Products	0.2%
Containers & Packaging	0.1%
Air Freight & Logistics	0.1%
Construction Materials	0.1%
Multi-Utilities	0.1%
Repurchase Agreements	1.8%
Other assets less liabilities	1.4%

100.0%

AllianzGI Europe Equity Dividend Fund

	Shares	Value
Common Stock—97.1%
Belgium—2.6%
bpost S.A. (c)	2,400	$57,071
EVS Broadcast Equipment S.A. (c)	780	20,151

		77,222

Finland—2.3%
Nokian Renkaat Oyj	2,090	67,656

France—15.0%
BNP Paribas S.A.	920	54,164
Bouygues S.A.	1,260	44,716
Coface S.A. (c)	3,260	28,690
Engie	3,310	53,557
Rexel S.A.	990	12,188
SCOR SE	1,747	62,735
SES S.A.	2,700	85,210
Total S.A.	2,290	103,011

		444,271

Germany—11.0%
Drillisch AG (c)	1,210	64,490
Freenet AG (c)	3,000	99,254
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	860	160,617

		324,361

Italy—2.3%
MARR SpA (c)	1,450	27,534
Snam SpA	8,050	41,344

		68,878

Netherlands—3.2%
Royal Dutch Shell PLC, Class A	4,020	95,354

Norway—5.9%
Statoil ASA	5,660	82,517
Telenor ASA	2,840	53,070
TGS Nopec Geophysical Co. ASA	1,995	36,882

		172,469

Poland—0.6%
Energa S.A.	4,117	18,272

Portugal—1.3%
CTT-Correios de Portugal S.A. (c)	3,520	39,315

Spain—6.1%
Cia de Distribucion Integral Logista Holdings S.A. (c)	3,580	67,548
Enagas S.A.	2,390	68,535
Mapfre S.A.	16,180	42,308

		178,391

Sweden—5.3%
NCC AB, Class B (c)	2,130	64,363
Nordea Bank AB	8,240	91,929

		156,292

Switzerland—3.5%
Cembra Money Bank AG (c)(d)	757	44,767
Sunrise Communications Group AG (a)(c)(d)	1,016	58,323

		103,090

United Kingdom—38.0%
Ashmore Group PLC (c)	16,160	60,331
AstraZeneca PLC	1,440	91,323
BHP Billiton PLC	1,480	22,528
BP PLC	20,300	102,990
British American Tobacco PLC	2,320	128,008
GlaxoSmithKline PLC	3,070	58,925
HSBC Holdings PLC	16,290	122,887
ICAP PLC	4,770	33,037
IG Group Holdings PLC	8,218	95,776

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	159

Schedule of Investments

September 30, 2015

	Shares	Value
Imperial Tobacco Group PLC	1,930	$99,779
Pearson PLC	3,080	52,646
Tate & Lyle PLC	3,860	34,395
Tullett Prebon PLC	4,152	23,527
UBM PLC (c)	8,510	62,655
Vodafone Group PLC	42,540	134,175

		1,122,982

Total Common Stock (cost—$3,147,166)		2,868,553

	Principal Amount (000s)
Repurchase Agreements—3.4%
State Street Bank and Trust Co., dated 9/30/15, 0.00%, due 10/1/15, proceeds $102,000; collateralized by U.S. Treasury Notes, 1.875%, due 11/30/21, valued at $106,706 including accrued interest
(cost—$102,000)	$102	102,000

Total Investments (cost—$3,249,166) (b)—100.5%		2,970,553

Liabilities in excess of other assets (e)—(0.5)%		(13,523)

Net Assets—100.0%		$2,957,030

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Securities with an aggregate value of $2,819,712, representing 95.4% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Affiliated security.

(d) Non-income producing.

(e) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b), 7(c) and 7(d) in the Notes to Financial Statements.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets were as follows:

Oil, Gas & Consumable Fuels	13.0%
Wireless Telecommunication Services	10.1%
Banks	9.1%
Insurance	9.0%
Tobacco	7.7%
Media	6.8%
Air Freight & Logistics	5.5%
Pharmaceuticals	5.1%
Diversified Financial Services	4.2%
Capital Markets	4.0%
Diversified Telecommunication Services	3.8%
Gas Utilities	3.7%
Construction & Engineering	3.7%
Auto Components	2.3%
Multi-Utilities	1.8%
Consumer Finance	1.5%
Energy Equipment & Services	1.2%
Food Products	1.2%
Food & Staples Retailing	0.9%
Metals & Mining	0.8%
Communications Equipment	0.7%
Electric Utilities	0.6%
Trading Companies & Distributors	0.4%
Repurchase Agreements	3.4%
Liabilities in excess of other assets	(0.5)%

100.0%

AllianzGI Global Fundamental Strategy Fund

	Shares	Value
Common Stock—34.0%
Belgium—1.4%
bpost S.A. (f)	6,000	$142,678
Warehouses De Pauw CVA REIT	1,800	139,605

		282,283

France—0.7%
Engie	9,000	145,624

Germany—4.8%
BASF SE	2,100	160,615
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	900	168,088
SAP SE	1,600	103,654
TLG Immobilien AG (f)	6,282	113,926
Vonovia SE	11,900	383,013

		929,296

Hong Kong—2.4%
HKT Trust & HKT Ltd.	222,400	263,722
Power Assets Holdings Ltd.	22,600	214,007

		477,729

Indonesia—1.1%
Bank Negara Indonesia Persero Tbk PT	130,000	36,829
Indocement Tunggal Prakarsa Tbk PT	30,000	33,780
Telekomunikasi Indonesia Persero Tbk PT	777,300	140,381

		210,990

Italy—0.6%
Eni SpA	7,700	121,124

New Zealand—0.9%
Spark New Zealand Ltd.	87,100	166,447

Norway—2.2%
Telenor ASA	9,300	173,785
Yara International ASA	6,300	251,324

		425,109

Portugal—1.1%
CTT-Correios de Portugal S.A. (f)	20,000	223,383

Switzerland—2.5%
Nestle S.A.	3,200	240,658
Roche Holding AG	900	238,924

		479,582

Turkey—1.4%
Tupras Turkiye Petrol Rafinerileri AS (g)	11,500	281,864

United Kingdom—3.6%
BP PLC	28,000	142,054
Centrica PLC	33,200	115,338
Reckitt Benckiser Group PLC	2,900	262,989
Royal Dutch Shell PLC, Class A	7,300	172,331

		692,712

United States—11.3%
Amazon.com, Inc. (e)(g)	400	204,756
Cisco Systems, Inc. (e)	8,400	220,500
Eli Lilly & Co.	2,700	225,963
General Electric Co. (e)	8,300	209,326
Intel Corp. (e)	8,600	259,204
Johnson & Johnson	2,400	224,040
Merck & Co., Inc.	4,200	207,438
Microchip Technology, Inc. (e)	5,800	249,922
Microsoft Corp. (e)	5,100	225,726

160	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2015

			Shares	Value
Verizon Communications, Inc.			3,900	$169,689

				2,196,564

Total Common Stock (cost—$6,435,885)				6,632,707

			Principal Amount (000s)
Corporate Bonds & Notes—33.3%
Brazil—1.7%
Petrobras Global Finance BV,
4.375%, 5/20/23		$	280	183,400
5.375%, 1/27/21			200	146,440

				329,840

Germany—6.4%
Daimler Finance North America LLC (a)(b),
1.25%, 1/11/16			250	250,295
KFW,
2.625%, 2/16/16			1,000	1,008,212

				1,258,507

Israel—1.2%
Israel Electric Corp., Ltd. (a)(b),
7.25%, 1/15/19			200	226,000

Mexico—2.0%
Controladora Mabe S.A. de C.V. (a)(b),
7.875%, 10/28/19			200	219,000
Petroleos Mexicanos,
6.625%, 6/15/35			190	179,075

				398,075

Supranational—10.3%
European Investment Bank,
0.625%, 4/15/16			1,000	1,001,142
Inter-American Development Bank,
0.625%, 9/12/16			1,000	1,001,869

				2,003,011

Switzerland—2.9%
Credit Suisse,
5.30%, 8/13/19			500	556,214

United States—8.8%
AT&T, Inc.,
5.80%, 2/15/19			500	556,867
HSBC USA, Inc.,
1.625%, 1/16/18			500	499,082
Oracle Corp.,
5.75%, 4/15/18			600	662,837

				1,718,786

Total Corporate Bonds & Notes (cost—$6,530,089)				6,490,433

Sovereign Debt Obligations—19.8%
Brazil—1.7%
Brazil Notas do Tesouro Nacional, Ser. F,
10.00%, 1/1/18		BRL	1,500	340,416

Indonesia—2.4%
Indonesia Treasury Bond,
7.375%, 9/15/16		IDR	6,900,000	465,512

Italy—5.8%
Italy Buoni Poliennali Del Tesoro (d),
1.65%, 4/23/20	€		442	521,266
3.10%, 9/15/26			444	605,590

				1,126,856

			Principal Amount (000s)	Value
Mexico—2.4%
Mexican Bonos, Ser. M,
6.50%, 6/9/22		MXN	7,500	$461,217

Poland—2.1%
Poland Government Bond,
3.75%, 4/25/18		PLN	1,500	412,740

Russian Federation—1.0%
Russian Federation Bond (a)(b),
4.50%, 4/4/22		$	200	200,521

South Africa—2.2%
South Africa Government Bond,
8.00%, 12/21/18		ZAR	6,000	437,699

Spain—2.2%
Spain Government Inflation Linked Bond (b)(d),
1.80%, 11/30/24	€		350	419,719

Total Sovereign Debt Obligations (cost—$4,717,628)				3,864,680

			Shares
Exchange-Traded Funds—1.7%
iShares MSCI Emerging Markets Index (e) (cost—$436,510)			10,400	340,912

Preferred Stock—0.6%
Brazil—0.6%
Vale S.A. (cost—$196,083)			35,000	117,594

			Principal Amount (000s)
Repurchase Agreements—9.8%
State Street Bank and Trust Co., dated 9/30/15, 0.00%, due 10/1/15, proceeds $1,909,000; collateralized by U.S. Treasury Notes, 1.875%, due 11/30/21, valued at $1,951,200 including accrued interest
(cost—$1,909,000)			$1,909	1,909,000

			Contracts
Options Purchased (g)(h)— 0.0%
Call Options—0.0%
iShares MSCI Emerging Markets, strike price $38.50, expires 12/18/15			120	1,020
strike price $39.00, expires 12/18/15			120	780

Total Options Purchased (cost—$22,952)				1,800

Total Investments (cost—$20,248,147) (c)—99.2%				19,357,126

Other assets less liabilities (i)—0.8%				161,852

Net Assets—100.0%				$19,518,978

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $895,816, representing 4.6% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(c) Securities with an aggregate value of $4,172,421, representing 21.4% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Inflationary Bonds—Principal amount of security is adjusted for inflation/deflation.

(e) All or partial amount segregated for the benefit of the counterparty as collateral for option written. There were no open options written at September 30, 2015; however, the Fund had securities segregated as collateral for any transaction in the future.

(f) Affiliated security.

(g) Non-income producing.

(h) Exchange traded-Chicago Board Options Exchange.

(i) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b), 7(c) and 7(d) in the Notes to Financial Statements.

Glossary:

BRL—Brazilian Real

€—Euro

IDR—Indonesian Rupiah

MSCI—Morgan Stanley Capital International

MXN—Mexican Peso

PLN—Polish Zloty

REIT—Real Estate Investment Trust

ZAR—South African Rand

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	161

Schedule of Investments

September 30, 2015

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Banks	21.0%
Sovereign Debt Obligations	19.8%
Oil, Gas & Consumable Fuels	6.3%
Software	5.1%
Diversified Telecommunication Services	4.7%
Pharmaceuticals	4.6%
Telecommunications	2.9%
Semiconductors & Semiconductor Equipment	2.6%
Real Estate Management & Development	2.5%
Electric Utilities	2.3%
Chemicals	2.1%
Air Freight & Logistics	1.8%
Exchange-Traded Funds	1.7%
Household Products	1.4%
Multi-Utilities	1.3%
Auto Manufacturers	1.3%
Food Products	1.2%
Communications Equipment	1.1%
Household Products/Wares	1.1%
Industrial Conglomerates	1.1%
Internet & Catalog Retail	1.1%
Insurance	0.9%
Real Estate Investment Trust	0.7%
Metals & Mining	0.6%
Construction Materials	0.2%
Repurchase Agreements	9.8%
Options Purchased	0.0%
Other assets less liabilities	0.8%

100.0%

AllianzGI Global Managed Volatility Fund

	Shares	Value
Common Stock—99.2%
Australia—2.8%
Amcor Ltd.	4,410	$41,012
Flight Centre Travel Group Ltd.	333	8,482
JB Hi-Fi Ltd.	544	7,326
Medibank Pvt Ltd. (b)	13,135	22,377

		79,197

Canada—9.0%
Canadian Apartment Properties REIT	503	10,697
Dollarama, Inc.	236	15,939
Empire Co., Ltd.	627	12,897
Fairfax Financial Holdings Ltd.	160	72,865
Fortis, Inc.	414	11,842
Intact Financial Corp.	482	33,850
Manitoba Telecom Services, Inc.	586	12,339
Metro, Inc.	479	13,051
Rogers Communications, Inc., Class B	1,506	51,889
TELUS Corp.	526	16,574

		251,943

Denmark—0.6%
GN Store Nord A/S	984	17,677

France—0.6%
Edenred	490	8,023
SES S.A.	243	7,669

		15,692

Germany—5.4%
Deutsche Lufthansa AG (b)	634	8,826
Fresenius Medical Care AG & Co. KGaA	744	58,147
Henkel AG & Co. KGaA	109	9,634
Krones AG	76	8,010
MAN SE	573	58,371
Merck KGaA	78	6,906

		149,894

Hong Kong—3.8%
AIA Group Ltd.	2,800	14,562
BOC Hong Kong Holdings Ltd.	2,000	5,886
CLP Holdings Ltd.	2,600	22,244
Li & Fung Ltd.	24,000	18,416
Link REIT	5,500	30,208
Yue Yuen Industrial Holdings Ltd.	4,000	14,960

		106,276

Israel—1.5%
Bank Leumi Le-Israel BM (b)	9,717	36,270
Israel Chemicals Ltd.	1,305	6,716

		42,986

Japan—5.4%
Canon, Inc.	1,200	34,713
Capcom Co., Ltd.	400	7,887
FamilyMart Co., Ltd.	200	9,119
Ito En Ltd.	400	8,370
Japan Airlines Co., Ltd.	200	7,077
Japan Display, Inc. (b)	2,500	7,202
K’s Holdings Corp.	200	6,277
Kao Corp.	600	27,199
Kose Corp.	100	9,127
Mitsui Engineering & Shipbuilding Co., Ltd.	5,000	7,214
Rohto Pharmaceutical Co., Ltd.	700	10,744
Sanrio Co., Ltd.	300	8,195
Sumitomo Heavy Industries Ltd.	2,000	7,925

		151,049

	Shares	Value
New Zealand—1.0%
Spark New Zealand Ltd.	15,098	$28,852

Norway—0.3%
TGS Nopec Geophysical Co. ASA	387	7,155

Singapore—2.8%
DBS Group Holdings Ltd.	800	9,132
Hutchison Port Holdings Trust UNIT	14,900	8,204
Singapore Airlines Ltd.	2,700	20,325
Singapore Telecommunications Ltd.	15,500	39,232

		76,893

Sweden—0.3%
Swedish Match AB	313	9,461

Switzerland—0.7%
Nestle S.A.	144	10,830
Swisscom AG	15	7,486

		18,316

United Kingdom—3.1%
International Game Technology PLC (b)	900	13,797
Kingfisher PLC	1,608	8,735
Next PLC	111	12,792
Randgold Resources Ltd.	457	26,929
Royal Mail PLC	1,467	10,193
SSE PLC	656	14,847

		87,293

United States—61.9%
Abercrombie & Fitch Co., Class A	400	8,476
Alleghany Corp. (b)	45	21,065
American Capital Agency Corp. REIT	4,860	90,882
American Eagle Outfitters, Inc.	1,430	22,351
Annaly Capital Management, Inc. REIT	8,020	79,157
Apple, Inc. (b)	135	14,891
Ares Capital Corp.	2,425	35,114
AT&T, Inc.	1,134	36,946
AutoZone, Inc. (b)	50	36,191
Bed Bath & Beyond, Inc. (b)	110	6,272
Bristow Group, Inc.	200	5,232
Bunge Ltd.	220	16,126
Capitol Federal Financial, Inc.	3,405	41,269
Capstead Mortgage Corp. REIT	5,175	51,181
CBOE Holdings, Inc.	860	57,689
Chimera Investment Corp. REIT	1,123	15,015
Clorox Co.	725	83,759
CME Group, Inc.	190	17,621
Coach, Inc.	240	6,943
Cobalt International Energy, Inc. (b)	800	5,664
Coca-Cola Co.	1,155	46,339
ConAgra Foods, Inc.	685	27,749
Consolidated Edison, Inc.	360	24,066
Costco Wholesale Corp.	130	18,794
Credit Acceptance Corp. (b)	100	19,687
Deere & Co.	275	20,350
Diamond Offshore Drilling, Inc.	365	6,315
Dollar General Corp.	95	6,882
Duke Energy Corp.	341	24,532
Dunkin’ Brands Group, Inc.	710	34,790
eBay, Inc. (b)	335	8,187
Express Scripts Holding Co. (b)	175	14,168
Hatteras Financial Corp. REIT	2,810	42,571
HCP, Inc. REIT	1,620	60,345
Healthways, Inc. (b)	1,300	14,456
Integra LifeSciences Holdings Corp. (b)	220	13,101
International Business Machines Corp.	185	26,819

162	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2015

	Shares	Value
Keurig Green Mountain, Inc.	400	$20,856
Kohl’s Corp.	200	9,262
M&T Bank Corp.	145	17,683
McDonald’s Corp.	690	67,986
Merck & Co., Inc.	250	12,348
MFA Financial, Inc. REIT	1,470	10,011
Morningstar, Inc.	205	16,453
NOW, Inc. (b)	600	8,880
Panera Bread Co., Class A (b)	45	8,703
PartnerRe Ltd.	65	9,027
PepsiCo, Inc.	545	51,393
Philip Morris International, Inc.	100	7,933
Procter & Gamble Co.	845	60,789
Republic Services, Inc.	1,295	53,354
Southern Co.	1,760	78,672
Stericycle, Inc. (b)	125	17,414
Target Corp.	115	9,046
TransDigm Group, Inc. (b)	65	13,807
Two Harbors Investment Corp. REIT	1,160	10,231
Ulta Salon Cosmetics & Fragrance, Inc. (b)	100	16,335
Urban Outfitters, Inc. (b)	340	9,989
Validus Holdings Ltd.	220	9,915
Verizon Communications, Inc.	310	13,488
Wal-Mart Stores, Inc.	1,115	72,297
Whole Foods Market, Inc.	625	19,781
XL Group PLC	1,260	45,763

		1,732,411

Total Common Stock (cost—$2,749,075)		2,775,095

Preferred Stock—0.4%
Germany—0.4%
Henkel AG & Co. KGaA (cost—$11,684)	110	11,329

Total Investments (cost—$2,760,759) (a)—99.6%		2,786,424

Other assets less liabilities—0.4%		10,474

Net Assets—100.0%		$2,796,898

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $788,273, representing 28.2% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:

REIT—Real Estate Investment Trust

UNIT—More than one class of securities traded together.

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Real Estate Investment Trust	14.3%
Insurance	8.2%
Diversified Telecommunication Services	5.5%
Household Products	5.5%
Electric Utilities	5.4%
Food & Staples Retailing	5.2%
Hotels, Restaurants & Leisure	4.7%
Specialty Retail	4.6%
Beverages	3.8%
Machinery	3.7%
Health Care Providers & Services	3.1%
Commercial Services & Supplies	2.8%
Food Products	2.7%
Diversified Financial Services	2.7%
Banks	2.4%
Multi-line Retail	1.9%
Wireless Telecommunication Services	1.9%
Technology Hardware, Storage & Peripherals	1.7%
Thrifts & Mortgage Finance	1.5%
Containers & Packaging	1.5%
Textiles, Apparel & Luxury Goods	1.4%
Personal Products	1.3%
Airlines	1.3%
Capital Markets	1.3%
Health Care Equipment & Supplies	1.1%
Pharmaceuticals	1.1%
Metals & Mining	1.0%
IT Services	1.0%
Media	0.9%
Multi-Utilities	0.9%
Consumer Finance	0.7%
Energy Equipment & Services	0.7%
Tobacco	0.6%
Aerospace & Defense	0.5%
Household Products/Wares	0.4%
Air Freight & Logistics	0.4%
Trading Companies & Distributors	0.3%
Transportation Infrastructure	0.3%
Internet Software & Services	0.3%
Software	0.3%
Electronic Equipment, Instruments & Components	0.3%
Chemicals	0.2%
Oil, Gas & Consumable Fuels	0.2%
Other assets less liabilities	0.4%

100.0%

AllianzGI Global Sustainability Fund

	Shares	Value
Common Stock—94.1%
Australia—1.4%
Australia & New Zealand Banking Group Ltd.	2,162	$41,308

Canada—1.0%
Gibson Energy, Inc.	2,180	27,330

Denmark—2.1%
Novo Nordisk A/S, Class B	1,115	60,171

France—3.1%
BNP Paribas S.A.	802	47,217
Bureau Veritas S.A. (b)	2,033	42,917

		90,134

Germany—5.6%
Adidas AG	784	63,212
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	318	59,391
SAP SE	595	38,546

		161,149

Japan—3.5%
Astellas Pharma, Inc.	2,600	33,655
Daikin Industries Ltd.	700	39,260
Mazda Motor Corp.	1,700	26,862

		99,777

Norway—1.1%
Storebrand ASA (c)	9,939	32,600

Spain—4.2%
Amadeus IT Holding S.A., Class A	1,551	66,453
Industria de Diseno Textil S.A.	1,672	56,064

		122,517

Sweden—3.1%
Atlas Copco AB, Class A	1,833	44,082
Skandinaviska Enskilda Banken AB, Class A	4,363	46,663

		90,745

Switzerland—5.9%
Nestle S.A.	760	57,156
Roche Holding AG	261	69,288
UBS Group AG	2,439	45,093

		171,537

United Kingdom—13.6%
AstraZeneca PLC	716	45,408
BG Group PLC	3,379	48,745
BHP Billiton PLC	2,009	30,580
Prudential PLC	2,826	59,619
Rio Tinto PLC	1,025	34,392
Unilever PLC	1,495	60,891
Vodafone Group PLC	18,612	58,704
WPP PLC	2,663	55,441

		393,780

United States—49.5%
Accenture PLC, Class A	562	55,222
Agilent Technologies, Inc.	1,337	45,899
Alphabet, Inc., Class A (c)	109	69,582
American Express Co.	820	60,787
Apple, Inc. (c)	597	65,849
Biogen, Inc. (c)	124	36,184
Citigroup, Inc.	1,419	70,397
Colgate-Palmolive Co.	966	61,302
Eaton Corp. PLC	868	44,528
Ecolab, Inc.	428	46,960
EOG Resources, Inc.	665	48,412
Estee Lauder Cos., Inc., Class A	784	63,253
IDEX Corp.	762	54,331
Intel Corp.	1,015	30,592

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	163

Schedule of Investments

September 30, 2015

	Shares	Value
International Flavors & Fragrances, Inc.	415	$42,853
Intuit, Inc. (c)	537	47,659
Johnson & Johnson	708	66,092
Microsoft Corp.	1,271	56,254
Mondelez International, Inc., Class A	1,370	57,362
Priceline Group, Inc. (c)	52	64,317
Schlumberger Ltd.	772	53,245
Starbucks Corp. (c)	1,386	78,780
Visa, Inc., Class A	1,144	79,691
Wells Fargo & Co.	1,940	99,619
WW Grainger, Inc.	161	34,617

		1,433,787

Total Common Stock (cost—$2,910,291)		2,724,835

Preferred Stock—1.9%
Germany—1.9%
Henkel AG & Co. KGaA (cost—$60,690)	545	56,132

	Principal Amount (000s)
Repurchase Agreements—5.1%
State Street Bank and Trust Co., dated 9/30/15, 0.00%, due 10/1/15, proceeds $148,000; collateralized by U.S. Treasury Notes, 1.875%, due 11/30/21, valued at $152,438 including accrued interest
(cost—$148,000)	$148	148,000

Total Investments (cost—$3,118,981) (a)—101.1%		2,928,967

Liabilities in excess of other assets—(1.1)%		(31,448)

Net Assets—100.0%		$2,897,519

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $1,319,850, representing 45.6% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Affiliated security.

(c) Non-income producing.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets were as follows:

Banks	10.5%
Pharmaceuticals	9.5%
IT Services	7.0%
Insurance	5.2%
Software	4.9%
Oil, Gas & Consumable Fuels	4.3%
Personal Products	4.3%
Food Products	4.0%
Machinery	3.4%
Chemicals	3.1%
Hotels, Restaurants & Leisure	2.7%
Internet Software & Services	2.4%
Technology Hardware, Storage & Peripherals	2.3%
Metals & Mining	2.2%
Internet & Catalog Retail	2.2%
Textiles, Apparel & Luxury Goods	2.2%
Household Products	2.1%
Consumer Finance	2.1%
Wireless Telecommunication Services	2.0%
Household Products/Wares	1.9%
Specialty Retail	1.9%
Media	1.9%
Energy Equipment & Services	1.8%
Life Sciences Tools & Services	1.6%
Capital Markets	1.6%
Electrical Equipment	1.5%
Professional Services	1.5%
Building Products	1.4%
Biotechnology	1.3%
Trading Companies & Distributors	1.2%
Semiconductors & Semiconductor Equipment	1.1%
Automobiles	0.9%
Repurchase Agreements	5.1%
Liabilities in excess of other assets	(1.1)%

100.0%

AllianzGI Global Water Fund

	Shares	Value
Common Stock—92.7%
Austria—1.5%
Andritz AG	114,430	$5,156,321

Canada—0.9%
Stantec, Inc.	140,000	3,061,221

China—5.0%
Guangdong Investment Ltd.	11,492,000	17,213,928

Finland—3.9%
Uponor Oyj	688,000	8,937,417
Wartsila Oyj Abp	110,000	4,365,051

		13,302,468

France—5.2%
Suez Environnement Co.	988,437	17,761,579

Germany—4.5%
CENTROTEC Sustainable AG	121,034	1,824,969
GEA Group AG	270,483	10,313,618
Norma Group SE (b)	70,124	3,448,666

		15,587,253

Hong Kong—4.1%
Beijing Enterprises Water Group Ltd.	20,142,000	14,167,638

Israel—0.9%
Israel Chemicals Ltd.	590,000	3,036,086

Italy—1.1%
ACEA SpA	267,033	3,606,174

Netherlands—0.9%
Arcadis NV	132,920	3,131,586

Sweden—1.6%
Sweco AB, Class B	405,360	5,617,926

Switzerland—8.1%
Belimo Holding AG	1,545	3,249,795
Geberit AG	42,938	13,135,405
Georg Fischer AG	11,871	6,728,180
Sulzer AG	46,820	4,587,708

		27,701,088

United Kingdom—12.2%
Halma PLC	969,998	10,605,907
Pennon Group PLC	300,000	3,528,747
Pentair PLC	123,856	6,321,610
Rotork PLC	1,000,000	2,498,138
Severn Trent PLC	445,634	14,741,592
Spectris PLC	154,963	3,964,846

		41,660,840

United States—42.8%
American Water Works Co., Inc.	500,706	27,578,886
AO Smith Corp.	54,557	3,556,571
Aqua America, Inc.	400,000	10,588,000
Danaher Corp.	253,247	21,579,177
Ecolab, Inc.	31,500	3,456,180
Franklin Electric Co., Inc.	463,896	12,631,888
IDEX Corp.	227,772	16,240,144
Itron, Inc. (c)	232,535	7,420,192
ITT Corp.	189,332	6,329,369
Mueller Water Products, Inc., Class A	1,863,371	14,273,422
Xylem, Inc.	708,791	23,283,784

		146,937,613

Total Common Stock (cost—$309,959,715)		317,941,721

164	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2015

	Principal Amount (000s)	Value
Repurchase Agreements—6.0%
State Street Bank and Trust Co., dated 9/30/15, 0.00%, due 10/1/15, proceeds $20,594,000; collateralized by U.S. Treasury Notes, 2.00%, due 10/31/21, valued at $21,007,338 including accrued interest
(cost—$20,594,000)	$20,594	$20,594,000

Total Investments (cost—$330,553,715) (a)—98.7%		338,535,721

Other assets less liabilities—1.3%		4,503,383

Net Assets—100.0%		$343,039,104

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $152,753,556, representing 44.5% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Affiliated security.

(c) Non-income producing.

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Machinery	30.2%
Water Utilities	25.5%
Building Products	8.9%
Electronic Equipment, Instruments & Components	6.5%
Industrial Conglomerates	6.3%
Multi-Utilities	6.3%
Electrical Equipment	3.7%
Construction & Engineering	2.5%
Chemicals	1.9%
Professional Services	0.9%
Repurchase Agreements	6.0%
Other assets less liabilities	1.3%

100.0%

AllianzGI High Yield Bond Fund

	Principal Amount (000s)	Value
Corporate Bonds & Notes—96.2%
Advertising—0.5%
Affinion Group, Inc.,
7.875%, 12/15/18	$2,150	$1,591,000

Aerospace & Defense—1.6%
KLX, Inc. (a)(b),
5.875%, 12/1/22	1,165	1,139,149
Kratos Defense & Security Solutions, Inc.,
7.00%, 5/15/19	948	772,620
TransDigm, Inc.,
6.50%, 5/15/25 (a)(b)	1,430	1,349,562
7.50%, 7/15/21	1,830	1,916,925

		5,178,256

Auto Components—1.7%
American Axle & Manufacturing, Inc.,
6.625%, 10/15/22	2,490	2,514,900
Commercial Vehicle Group, Inc.,
7.875%, 4/15/19	2,955	3,021,487

		5,536,387

Auto Manufacturers—1.6%
FCA US LLC,
8.25%, 6/15/21	2,845	3,026,226
Navistar International Corp.,
8.25%, 11/1/21	2,790	2,249,438

		5,275,664

Building Materials—1.0%
Louisiana-Pacific Corp.,
7.50%, 6/1/20	3,045	3,174,413

Chemicals—3.1%
A Schulman, Inc. (a)(b),
6.875%, 6/1/23	2,465	2,335,587
Chemours Co. (a)(b),
7.00%, 5/15/25	2,760	1,821,600
OMNOVA Solutions, Inc.,
7.875%, 11/1/18	2,220	2,206,125
Platform Specialty Products Corp. (a)(b),
6.50%, 2/1/22	2,185	1,890,025
Univar USA, Inc. (a)(b),
6.75%, 7/15/23	1,755	1,636,538

		9,889,875

Coal—0.3%
Arch Coal, Inc.,
9.875%, 6/15/19	2,995	269,550
CONSOL Energy, Inc.,
5.875%, 4/15/22	1,145	775,738

		1,045,288

Commercial Services—6.6%
Cardtronics, Inc.,
5.125%, 8/1/22	1,440	1,389,600
Cenveo Corp.,
11.50%, 5/15/17	3,105	2,883,769
ExamWorks Group, Inc.,
5.625%, 4/15/23	2,720	2,767,600
Harland Clarke Holdings Corp. (a)(b),
9.25%, 3/1/21	3,020	2,517,925
9.75%, 8/1/18	1,300	1,340,625
Hertz Corp.,
6.75%, 4/15/19	1,985	2,024,700
RR Donnelley & Sons Co.,
7.00%, 2/15/22	3,845	3,744,069
SFX Entertainment, Inc. (a)(b),
9.625%, 2/1/19	2,761	1,849,870
United Rentals North America, Inc.,
5.50%, 7/15/25	2,950	2,769,312

		21,287,470

	Principal Amount (000s)	Value
Computers—0.6%
Unisys Corp.,
6.25%, 8/15/17	$1,850	$1,898,563

Containers & Packaging—1.1%
Owens-Brockway Glass Container, Inc. (a)(b),
5.00%, 1/15/22	660	629,475
Reynolds Group Issuer, Inc.,
9.875%, 8/15/19	2,680	2,778,825

		3,408,300

Distribution/Wholesale—1.7%
H&E Equipment Services, Inc.,
7.00%, 9/1/22	2,375	2,315,625
Park-Ohio Industries, Inc.,
8.125%, 4/1/21	3,165	3,299,512

		5,615,137

Diversified Financial Services—5.2%
Ally Financial, Inc.,
8.00%, 3/15/20	2,355	2,714,137
Community Choice Financial, Inc.,
10.75%, 5/1/19	2,815	943,025
Energizer Holdings, Inc. (a)(b),
5.50%, 6/15/25	1,600	1,562,000
International Lease Finance Corp.,
8.25%, 12/15/20	3,350	3,927,875
Nationstar Mortgage LLC,
7.875%, 10/1/20	1,950	1,781,813
9.625%, 5/1/19	1,000	1,033,750
Navient Corp.,
8.45%, 6/15/18	2,365	2,437,416
Springleaf Finance Corp.,
6.90%, 12/15/17	1,215	1,272,713
8.25%, 10/1/23	945	1,034,775

		16,707,504

Electric Utilities—0.9%
NRG Energy, Inc.,
6.25%, 5/1/24	2,001	1,775,887
Talen Energy Supply LLC (a)(b),
6.50%, 6/1/25	1,355	1,166,994

		2,942,881

Electrical Equipment—1.0%
Anixter, Inc.,
5.125%, 10/1/21	100	99,625
WireCo WorldGroup, Inc.,
9.50%, 5/15/17	3,440	3,044,400

		3,144,025

Electronics—1.3%
Kemet Corp.,
10.50%, 5/1/18	4,659	4,321,223

Engineering & Construction—1.6%
AECOM (a)(b),
5.875%, 10/15/24	3,305	3,338,050
Dycom Investments, Inc.,
7.125%, 1/15/21	1,870	1,969,764

		5,307,814

Entertainment—1.3%
Cedar Fair L.P.,
5.375%, 6/1/24	3,145	3,168,588
International Game Technology PLC (a)(b),
6.25%, 2/15/22	1,175	1,098,625

		4,267,213

Food & Beverage—0.3%
SUPERVALU, Inc.,
8.00%, 5/1/16	832	843,440

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	165

Schedule of Investments

September 30, 2015

	Principal Amount (000s)	Value
Healthcare-Products—3.1%
Hologic, Inc. (a)(b),
5.25%, 7/15/22	$2,745	$2,779,312
Kinetic Concepts, Inc.,
10.50%, 11/1/18	3,320	3,483,510
Teleflex, Inc.,
5.25%, 6/15/24	3,855	3,893,550

		10,156,372

Healthcare-Services—2.5%
Community Health Systems, Inc.,
7.125%, 7/15/20	1,150	1,198,875
Envision Healthcare Corp. (a)(b),
5.125%, 7/1/22	1,980	1,965,150
Kindred Healthcare, Inc.,
6.375%, 4/15/22	2,123	2,115,039
8.75%, 1/15/23 (a)(b)	1,235	1,343,062
Tenet Healthcare Corp.,
8.125%, 4/1/22	1,320	1,406,328

		8,028,454

Holding Companies-Diversified—0.8%
Horizon Pharma Financing, Inc. (a)(b),
6.625%, 5/1/23	2,860	2,534,675

Home Builders—3.0%
Brookfield Residential Properties, Inc. (a)(b),
6.50%, 12/15/20	3,165	3,141,262
Cal Atlantic Group, Inc.,
5.875%, 11/15/24	615	633,450
8.375%, 5/15/18	2,360	2,666,800
KB Home,
8.00%, 3/15/20	3,105	3,306,825

		9,748,337

Household Products/Wares—0.9%
Spectrum Brands, Inc. (a)(b),
5.75%, 7/15/25	2,825	2,895,625

Insurance—0.9%
CNO Financial Group, Inc.,
5.25%, 5/30/25	2,910	2,964,563

Internet—2.2%
Affinion Investments LLC,
13.50%, 8/15/18	2,098	1,121,065
j2 Global, Inc.,
8.00%, 8/1/20	2,780	2,974,600
Netflix, Inc. (a)(b),
5.875%, 2/15/25	2,920	3,014,900

		7,110,565

Iron/Steel—1.6%
AK Steel Corp.,
7.625%, 5/15/20	650	355,875
8.375%, 4/1/22	1,550	790,069
8.75%, 12/1/18	770	752,790
ArcelorMittal,
10.60%, 6/1/19	2,565	2,779,819
Steel Dynamics, Inc.,
5.50%, 10/1/24	635	583,803

		5,262,356

Leisure Time—0.7%
NCL Corp. Ltd. (a)(b),
5.25%, 11/15/19	2,195	2,248,514

Lodging—1.0%
MGM Resorts International,
6.625%, 12/15/21	2,000	2,060,000
Wynn Las Vegas LLC (a)(b),
5.50%, 3/1/25	1,455	1,253,119

		3,313,119

	Principal Amount (000s)	Value
Machinery-Construction & Mining—0.8%
BlueLine Rental Finance Corp. (a)(b),
7.00%, 2/1/19	$2,735	$2,639,275

Machinery-Diversified—0.9%
Zebra Technologies Corp. (a)(b),
7.25%, 10/15/22	2,680	2,860,900

Media—7.2%
American Media, Inc.,
11.50%, 12/15/17	2,565	2,638,744
Cablevision Systems Corp.,
8.625%, 9/15/17	2,545	2,659,525
CCO Holdings LLC,
5.75%, 1/15/24	2,820	2,700,150
Clear Channel Worldwide Holdings, Inc.,
6.50%, 11/15/22	1,710	1,722,825
DISH DBS Corp.,
5.875%, 7/15/22	1,275	1,128,375
Gray Television, Inc.,
7.50%, 10/1/20	3,045	3,132,544
LIN Television Corp. (a)(b),
5.875%, 11/15/22	1,930	1,920,350
McClatchy Co.,
9.00%, 12/15/22	1,660	1,500,225
McGraw-Hill Global Education Holdings LLC,
9.75%, 4/1/21	1,595	1,750,512
Nexstar Broadcasting, Inc.,
6.875%, 11/15/20	2,390	2,470,662
Sinclair Television Group, Inc.,
6.375%, 11/1/21	1,670	1,686,700

		23,310,612

Mining—1.2%
Alcoa, Inc.,
5.90%, 2/1/27	1,115	1,081,550
HudBay Minerals, Inc.,
9.50%, 10/1/20	1,795	1,442,731
Thompson Creek Metals Co., Inc.,
7.375%, 6/1/18	2,350	1,357,125

		3,881,406

Miscellaneous Manufacturing—0.7%
Trinseo Materials Operating SCA (a)(b),
6.75%, 5/1/22	2,250	2,165,625

Oil, Gas & Consumable Fuels—9.3%
BreitBurn Energy Partners L.P.,
8.625%, 10/15/20	3,220	1,432,900
Calumet Specialty Products Partners L.P.,
6.50%, 4/15/21	3,565	3,226,325
Carrizo Oil & Gas, Inc.,
6.25%, 4/15/23	735	648,637
Chesapeake Energy Corp.,
6.625%, 8/15/20	3,615	2,704,454
Concho Resources, Inc.,
7.00%, 1/15/21	1,930	1,968,600
CVR Refining LLC,
6.50%, 11/1/22	2,175	2,118,450
Energy XXI Gulf Coast, Inc.,
9.25%, 12/15/17	2,285	491,275
11.00%, 3/15/20 (a)(b)	4,185	1,987,875
EP Energy LLC,
9.375%, 5/1/20	2,860	2,473,900
Linn Energy LLC,
6.50%, 9/15/21	1,415	300,688
Range Resources Corp. (a)(b),
4.875%, 5/15/25	2,485	2,220,969
Rice Energy, Inc.,
6.25%, 5/1/22	2,710	2,430,545
Sanchez Energy Corp.,
6.125%, 1/15/23	2,625	1,771,875
Sunoco L.P. (a)(b),
6.375%, 4/1/23	3,055	3,001,537

	Principal Amount (000s)	Value
Ultra Petroleum Corp. (a)(b),
6.125%, 10/1/24	$610	$350,750
United Refining Co.,
10.50%, 2/28/18	1,434	1,491,360
Vanguard Natural Resources LLC,
7.875%, 4/1/20	2,560	1,568,000

		30,188,140

Paper & Forest Products—0.6%
Mercer International, Inc.,
7.75%, 12/1/22	1,825	1,852,375

Pharmaceuticals—1.8%
Endo Finance LLC (a)(b),
5.375%, 1/15/23	1,825	1,758,844
Omnicare, Inc.,
5.00%, 12/1/24	1,085	1,182,650
Valeant Pharmaceuticals International, Inc. (a)(b),
6.125%, 4/15/25	2,870	2,756,348

		5,697,842

Pipelines—1.6%
Energy Transfer Equity L.P.,
5.875%, 1/15/24	1,895	1,714,975
Sabine Pass Liquefaction LLC,
5.75%, 5/15/24	2,309	2,066,555
Tesoro Logistics L.P.,
6.125%, 10/15/21	765	755,438
6.25%, 10/15/22 (a)(b)	745	730,100

		5,267,068

Real Estate—0.7%
Kennedy-Wilson, Inc.,
5.875%, 4/1/24	2,481	2,431,380

Real Estate Investment Trust—0.7%
Equinix, Inc.,
5.375%, 1/1/22	1,660	1,660,000
iStar, Inc.,
7.125%, 2/15/18	720	738,900

		2,398,900

Retail—2.9%
Conn’s, Inc.,
7.25%, 7/15/22	2,205	2,127,825
Dollar Tree, Inc. (a)(b),
5.75%, 3/1/23	2,815	2,934,637
Neiman Marcus Group Ltd. LLC (a)(b),
8.00%, 10/15/21	1,465	1,516,275
Sonic Automotive, Inc.,
7.00%, 7/15/22	2,665	2,824,900

		9,403,637

Semiconductors—3.9%
Advanced Micro Devices, Inc.,
6.75%, 3/1/19	1,860	1,295,025
7.50%, 8/15/22	885	570,825
Amkor Technology, Inc.,
6.375%, 10/1/22	3,500	3,248,438
Freescale Semiconductor, Inc. (a)(b),
6.00%, 1/15/22	2,306	2,415,535
Micron Technology, Inc.,
5.875%, 2/15/22	2,900	2,871,000
Sensata Technologies BV (a)(b),
5.625%, 11/1/24	2,285	2,287,856

		12,688,679

Shipbuilding—0.5%
Huntington Ingalls Industries, Inc. (a)(b),
5.00%, 12/15/21	1,505	1,540,744

Software—3.6%
Activision Blizzard, Inc. (a)(b),
6.125%, 9/15/23	2,000	2,130,000

166	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2015

	Principal Amount (000s)	Value
First Data Corp.,
10.625%, 6/15/21	$1,848	$2,030,490
12.625%, 1/15/21	1,410	1,605,638
MSCI, Inc. (a)(b),
5.25%, 11/15/24	1,950	1,981,687
Open Text Corp. (a)(b),
5.625%, 1/15/23	2,280	2,267,175
SS&C Technologies Holdings, Inc. (a)(b),
5.875%, 7/15/23	1,590	1,621,800

		11,636,790

Telecommunications—9.3%
CommScope Technologies Finance LLC (a)(b),
6.00%, 6/15/25	2,540	2,443,175
Consolidated Communications, Inc. (a)(b),
6.50%, 10/1/22	2,020	1,818,000
EarthLink Holdings Corp.,
7.375%, 6/1/20	1,550	1,600,375
8.875%, 5/15/19	1,141	1,180,935
Hughes Satellite Systems Corp.,
7.625%, 6/15/21	3,665	3,939,875
Intelsat Jackson Holdings S.A.,
7.25%, 4/1/19	2,335	2,197,819
Level 3 Financing, Inc. (a)(b),
5.375%, 5/1/25	2,990	2,849,829
Sprint Communications, Inc.,
6.00%, 11/15/22	1,065	804,075
11.50%, 11/15/21	3,515	3,488,637
T-Mobile USA, Inc.,
6.625%, 11/15/20	1,935	1,971,281
6.625%, 4/1/23	1,160	1,151,300
6.836%, 4/28/23	2,885	2,863,362
West Corp. (a)(b),
5.375%, 7/15/22	2,075	1,924,563
Windstream Services LLC,
7.50%, 6/1/22	2,720	2,063,800

		30,297,026

Transportation—1.7%
Erickson, Inc.,
8.25%, 5/1/20	2,941	2,043,995
XPO Logistics, Inc. (a)(b),
6.50%, 6/15/22	1,200	1,019,250
7.875%, 9/1/19	2,620	2,564,325

		5,627,570

Utilities—0.7%
TerraForm Power Operating LLC (a)(b),
5.875%, 2/1/23	2,645	2,347,438

Total Corporate Bonds & Notes (cost—$343,103,322)		311,932,440

Repurchase Agreements—1.6%
State Street Bank and Trust Co., dated 9/30/15, 0.00%, due 10/1/15, proceeds $5,231,000; collateralized by U.S. Treasury Notes, 1.875%, due 11/30/21, valued at $5,340,394 including accrued interest
(cost—$5,231,000)	5,231	5,231,000

Total Investments (cost—$348,334,322)—97.8%		317,163,440

Other assets less liabilities—2.2%		7,115,463

Net Assets—100.0%		$324,278,903

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $100,906,506, representing 31.1% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

Glossary:

MSCI—Morgan Stanley Capital International

AllianzGI International Growth Fund

	Shares	Value
Common Stock—100.3%
Australia—3.0%
Brambles Ltd.	3,568	$24,510
CSL Ltd.	463	29,138
REA Group Ltd.	469	14,687
Seek Ltd.	1,975	16,738

		85,073

Brazil—4.1%
Ambev S.A.	5,214	25,541
Cielo S.A.	2,388	22,082
Lojas Renner S.A.	5,095	23,647
Odontoprev S.A.	8,272	19,926
WEG S.A.	6,816	26,562

		117,758

Canada—6.6%
Bank of Nova Scotia	762	33,592
Canadian National Railway Co.	901	51,164
Constellation Software, Inc.	69	28,921
Restaurant Brands International, Inc.	1,437	51,730
Richelieu Hardware Ltd.	514	25,644

		191,051

China—1.4%
Tencent Holdings Ltd.	2,394	40,417

Denmark—10.0%
Ambu A/S, Class B	1,476	39,998
Coloplast A/S, Class B	510	36,159
DSV A/S (b)	1,687	63,038
Novo Nordisk A/S, Class B	1,828	98,647
SimCorp A/S (b)	978	49,259

		287,101

France—8.8%
Bureau Veritas S.A. (b)	1,658	35,001
Dassault Systemes	449	33,183
L’Oreal S.A.	251	43,627
Legrand S.A. (b)	1,258	66,930
Schneider Electric SE	856	47,935
Sodexo S.A.	332	27,547

		254,223

Germany—10.8%
Bechtle AG (b)	417	37,621
Fresenius SE & Co. KGaA	719	48,265
HUGO BOSS AG (b)	473	53,184
Infineon Technologies AG (b)	5,171	58,098
Linde AG	196	31,835
Norma Group SE (b)	515	25,328
SAP SE	877	56,815

		311,146

Hong Kong—2.2%
AIA Group Ltd.	10,389	54,031
Biostime International Holdings Ltd.	5,033	9,691

		63,722

Indonesia—0.9%
Ace Hardware Indonesia Tbk PT	459,400	15,860
Bank Mandiri Persero Tbk PT	20,600	11,175

		27,035

Japan—8.0%
Keyence Corp.	134	59,841
Nippon Paint Holdings Co., Ltd.	1,012	17,700
SMC Corp.	222	48,609
Sundrug Co., Ltd.	591	31,112
Sysmex Corp.	897	47,372
Unicharm Corp.	1,524	26,993

		231,627

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	167

Schedule of Investments

September 30, 2015

	Shares	Value
Korea (Republic of)—1.7%
LG Household & Health Care Ltd.	68	$49,211

Luxembourg—2.0%
Samsonite International S.A.	17,863	58,258

Mexico—1.3%
Fomento Economico Mexicano S.A.B. de C.V. UNIT	4,190	37,461

Netherlands—2.7%
Akzo Nobel NV	544	35,382
ASML Holding NV	481	42,281

		77,663

Philippines—2.3%
Jollibee Foods Corp.	5,340	22,068
Universal Robina Corp.	10,980	45,144

		67,212

South Africa—1.2%
Woolworths Holdings Ltd.	4,777	33,433

Spain—3.2%
Amadeus IT Holding S.A., Class A	944	40,446
Industria de Diseno Textil S.A.	1,526	51,169

		91,615

Sweden—6.9%
Atlas Copco AB, Class A	1,995	47,978
Elekta AB, Class B	2,700	17,973
Hexagon AB, Class B	1,629	49,768
Hexpol AB (b)	5,000	55,919
Trelleborg AB, Class B (b)	1,685	26,695

		198,333

Switzerland—5.7%
Cie Financiere Richemont S.A.	782	60,848
Roche Holding AG	196	52,032
UBS Group AG	2,753	50,898

		163,778

United Kingdom—17.5%
British American Tobacco PLC	1,415	78,073
DCC PLC (b)	554	41,864
Diageo PLC	1,885	50,644
IMI PLC	1,730	24,859
Prudential PLC	2,567	54,155
Reckitt Benckiser Group PLC	1,021	92,590
Rotork PLC	8,630	21,559
Shire PLC	773	52,844
Spirax-Sarco Engineering PLC (b)	605	25,677
Unilever PLC	1,561	63,579

		505,844

Total Investments (cost—$3,076,406) (a)—100.3%		2,891,961

Liabilities in excess of other assets—(0.3)%		(7,304)

Net Assets—100.0%		$2,884,657

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $2,545,691, representing 88.2% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Affiliated security.

Glossary:

UNIT—More than one class of securities traded together.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets were as follows:

Machinery	8.6%
Pharmaceuticals	7.1%
Textiles, Apparel & Luxury Goods	6.0%
Household Products	5.8%
Software	5.8%
Health Care Equipment & Supplies	4.9%
Chemicals	4.9%
Electrical Equipment	4.0%
Road & Rail	4.0%
Beverages	3.9%
Electronic Equipment, Instruments & Components	3.8%
Insurance	3.7%
Personal Products	3.7%
Hotels, Restaurants & Leisure	3.5%
Semiconductors & Semiconductor Equipment	3.5%
IT Services	3.5%
Tobacco	2.7%
Health Care Providers & Services	2.4%
Specialty Retail	2.3%
Multi-line Retail	2.0%
Food Products	1.9%
Professional Services	1.8%
Capital Markets	1.8%
Banks	1.6%
Industrial Conglomerates	1.4%
Internet Software & Services	1.4%
Food & Staples Retailing	1.1%
Biotechnology	1.0%
Trading Companies & Distributors	0.9%
Commercial Services & Supplies	0.8%
Media	0.5%
Liabilities in excess of other assets	(0.3)%

100.0%

AllianzGI International Small-Cap Fund

	Shares	Value
Common Stock—94.6%
Australia—2.3%
Challenger Ltd.	200,000	$1,009,326
Dick Smith Holdings Ltd.	596,027	542,150
Spotless Group Holdings Ltd.	686,761	1,040,646

		2,592,122

Austria—2.3%
ams AG (c)	49,649	1,852,434
Schoeller-Bleckmann Oilfield Equipment AG	13,795	779,399

		2,631,833

Belgium—2.2%
Fagron (c)	39,371	750,584
Ontex Group NV (c)	56,453	1,736,091

		2,486,675

China—2.6%
Boer Power Holdings Ltd.	293,000	496,676
China Everbright International Ltd.	794,000	1,121,612
Sunny Optical Technology Group Co., Ltd.	442,000	884,314
Wasion Group Holdings Ltd.	440,000	456,303

		2,958,905

Denmark—2.3%
SimCorp A/S (c)	51,399	2,588,817

Finland—2.7%
Amer Sports Oyj	71,727	1,824,426
Huhtamaki Oyj	38,463	1,175,381

		2,999,807

France—6.7%
GameLoft SE (c)(d)	165,335	607,812
Korian S.A.	57,846	2,178,926
Sartorius Stedim Biotech	10,937	3,255,122
Virbac S.A.	8,508	1,472,722

		7,514,582

Germany—5.2%
Aareal Bank AG (c)	56,925	2,024,629
Bechtle AG (c)	21,264	1,918,390
Bertrandt AG (c)	5,578	582,501
CANCOM SE (c)	37,835	1,317,301

		5,842,821

Hong Kong—1.9%
Ju Teng International Holdings Ltd.	890,000	442,559
Nexteer Automotive Group Ltd.	1,275,000	1,288,922
Techtronic Industries Co., Ltd.	110,000	409,369

		2,140,850

Ireland—4.8%
Glanbia PLC	65,315	1,207,868
Kingspan Group PLC (c)	91,649	2,214,953
Permanent TSB Group Holdings PLC (d)	373,482	1,982,311

		5,405,132

Italy—5.1%
Banca Popolare di Milano Scarl	2,321,575	2,295,413
De’ Longhi (c)	68,941	1,693,893
Yoox SpA (d)	57,451	1,729,725

		5,719,031

Japan—27.4%
ABC-Mart, Inc.	28,900	1,615,652
Aica Kogyo Co., Ltd.	61,200	1,224,430
Aozora Bank Ltd.	352,000	1,220,845

168	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2015

	Shares	Value
Asics Corp.	77,200	$1,840,001
Bandai Namco Holdings, Inc.	61,200	1,420,373
Calbee, Inc.	33,800	1,093,768
Coca-Cola East Japan Co., Ltd.	38,300	618,788
Daicel Corp.	106,400	1,306,145
Daiho Corp.	320,000	1,345,821
Disco Corp.	18,600	1,308,170
Don Quijote Holdings Co., Ltd.	41,800	1,574,844
Fukushima Industries Corp.	39,400	798,611
Hoshizaki Electric Co., Ltd.	26,900	1,885,596
Kusuri No Aoki Co., Ltd.	34,100	1,803,057
Lion Corp.	181,000	1,590,935
Maeda Road Construction Co., Ltd.	61,000	1,070,602
Obayashi Corp.	195,000	1,663,776
Sanwa Holdings Corp.	108,900	749,657
Seiko Holdings Corp.	200,000	1,162,977
Suruga Bank Ltd.	63,000	1,172,267
Teijin Ltd.	549,000	1,667,579
Tokyo Tatemono Co., Ltd.	52,000	620,005
Valor Co., Ltd.	42,700	1,070,333
Yamaha Motor Co., Ltd.	49,800	1,001,889

		30,826,121

Norway—0.7%
Opera Software ASA (c)	101,495	547,496
ProSafe SE	73,448	204,632

		752,128

Philippines—0.7%
Cosco Capital, Inc.	5,371,200	779,711

Spain—5.1%
Bolsas y Mercados Espanoles SHMSF S.A.	45,858	1,551,295
Gamesa Corp. Tecnologica S.A.	141,548	1,964,944
Melia Hotels International S.A.	161,460	2,252,454

		5,768,693

Sweden—7.5%
Betsson AB (d)	169,626	2,857,386
JM AB	38,180	1,026,939
NetEnt AB (c)(d)	53,570	2,982,541
Nibe Industrier AB, Class B	54,048	1,582,121

		8,448,987

Switzerland—3.6%
Burckhardt Compression Holding AG	2,919	944,005
Georg Fischer AG	2,385	1,351,757
Interroll Holding AG (c)	2,419	1,725,021

		4,020,783

Taiwan—2.1%
Chipbond Technology Corp.	445,000	647,587
Hermes Microvision, Inc.	9,000	343,071
Primax Electronics Ltd. (c)	367,000	478,453
Sinbon Electronics Co., Ltd.	510,847	864,760

		2,333,871

Thailand—0.2%
AP Thailand PCL (b)	1,819,020	270,779

United Kingdom—9.2%
Auto Trader Group PLC (d)	446,734	2,298,439
DS Smith PLC	121,508	725,870
Intermediate Capital Group PLC	165,534	1,294,777
Pets at Home Group PLC	410,615	1,714,471
Restaurant Group PLC	184,148	1,884,175
Senior PLC	180,976	689,132

	Shares	Value
Spirax-Sarco Engineering PLC (c)	41,873	$1,777,168

		10,384,032

Total Common Stock (cost—$96,341,743)		106,465,680

	Principal Amount (000s)
Repurchase Agreements—4.9%
State Street Bank and Trust Co., dated 9/30/15, 0.00%, due 10/1/15, proceeds $5,519,000; collateralized by U.S. Treasury Notes, 1.875%, due 11/30/21, valued at $5,630,025 including accrued interest
(cost—$5,519,000)	$5,519	5,519,000

Total Investments (cost—$101,860,743) (a)—99.5%		111,984,680

Other assets less liabilities—0.5%		568,497

Net Assets—100.0%		$112,553,177

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $100,671,889, representing 89.4% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Fair-Valued—Security with a value of $270,779, representing 0.2% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Affiliated security.

(d) Non-income producing.

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Machinery	7.5%
Hotels, Restaurants & Leisure	6.2%
Banks	5.9%
Internet Software & Services	5.2%
Building Products	5.1%
Semiconductors & Semiconductor Equipment	3.7%
Construction & Engineering	3.6%
Specialty Retail	3.4%
Food & Staples Retailing	3.2%
Health Care Equipment & Supplies	2.9%
Leisure Products	2.9%
IT Services	2.9%
Software	2.8%
Household Durables	2.8%
Chemicals	2.7%
Textiles, Apparel & Luxury Goods	2.7%
Health Care Providers & Services	2.6%
Electronic Equipment, Instruments & Components	2.4%
Diversified Financial Services	2.3%
Electrical Equipment	2.2%
Food Products	2.0%
Commercial Services & Supplies	1.9%
Thrifts & Mortgage Finance	1.8%
Containers & Packaging	1.7%
Personal Products	1.5%
Internet & Catalog Retail	1.5%
Household Products	1.4%
Multi-line Retail	1.4%
Pharmaceuticals	1.3%
Capital Markets	1.2%
Auto Components	1.2%
Automobiles	0.9%
Energy Equipment & Services	0.9%
Real Estate Management & Development	0.8%
Aerospace & Defense	0.6%
Beverages	0.6%
Professional Services	0.5%
Technology Hardware, Storage & Peripherals	0.4%
Repurchase Agreements	4.9%
Other assets less liabilities	0.5%

100.0%

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	169

Schedule of Investments

September 30, 2015

AllianzGI Micro Cap Fund

	Shares	Value
Common Stock—95.3%
Air Freight & Logistics—0.5%
Echo Global Logistics, Inc. (b)	13,198	$258,681

Auto Components—2.1%
Motorcar Parts of America, Inc. (b)	23,756	744,513
Tower International, Inc. (b)	14,899	354,000

		1,098,513

Banks—5.7%
Ameris Bancorp	17,060	490,475
Banner Corp.	11,856	566,361
First Merchants Corp.	20,042	525,501
First NBC Bank Holding Co. (b)	12,626	442,415
Pacific Premier Bancorp, Inc. (b)	22,818	463,662
Seacoast Banking Corp. of Florida (b)	33,476	491,428

		2,979,842

Biotechnology—10.7%
Advaxis, Inc. (b)	13,987	143,087
BioSpecifics Technologies Corp. (b)	9,188	400,045
Cara Therapeutics, Inc. (b)	15,116	216,008
Catalyst Pharmaceuticals, Inc. (b)	72,846	218,538
Chiasma, Inc.	7,802	155,104
Concert Pharmaceuticals, Inc. (b)	19,244	361,210
Dynavax Technologies Corp. (b)	10,168	249,523
Eagle Pharmaceuticals, Inc. (b)	5,295	391,989
Esperion Therapeutics, Inc. (b)	4,606	108,656
Five Prime Therapeutics, Inc. (b)	14,055	216,306
Flexion Therapeutics, Inc. (b)	12,289	182,614
Heron Therapeutics, Inc. (b)	6,150	150,060
Insmed, Inc. (b)	13,298	246,944
La Jolla Pharmaceutical Co. (b)	10,127	281,429
Ligand Pharmaceuticals, Inc., Class B (b)	7,912	677,663
MacroGenics, Inc. (b)	9,273	198,628
Pfenex, Inc. (b)	18,397	276,139
Repligen Corp. (b)	27,033	752,869
Sorrento Therapeutics, Inc. (b)	15,470	129,793
Synergy Pharmaceuticals, Inc. (b)	43,272	229,342

		5,585,947

Building Products—5.2%
American Woodmark Corp. (b)	8,698	564,239
Builders FirstSource, Inc. (b)	53,349	676,465
Patrick Industries, Inc. (b)	25,248	997,044
PGT, Inc. (b)	37,584	461,532

		2,699,280

Capital Markets—0.9%
Cowen Group, Inc., Class A (b)	97,381	444,057

Chemicals—0.6%
American Vanguard Corp.	28,349	327,715

Communications Equipment—0.9%
ShoreTel, Inc. (b)	65,966	492,766

Construction & Engineering—0.7%
Comfort Systems USA, Inc.	13,264	361,577

Construction Materials—1.4%
U.S. Concrete, Inc. (b)	15,301	731,235

Diversified Consumer Services—0.8%
Carriage Services, Inc.	20,013	432,081

Diversified Telecommunication Services—1.4%
8x8, Inc. (b)	44,211	365,625
inContact, Inc. (b)	47,084	353,601

		719,226

	Shares	Value
Food Products—0.9%
John B Sanfilippo & Son, Inc.	8,812	$451,703

Health Care Equipment & Supplies—7.5%
AtriCure, Inc. (b)	21,895	479,719
Cardiovascular Systems, Inc. (b)	13,933	220,699
Cynosure, Inc., Class A (b)	14,403	432,666
Inogen, Inc. (b)	20,772	1,008,481
LeMaitre Vascular, Inc.	29,392	358,289
RTI Surgical, Inc. (b)	73,287	416,270
SurModics, Inc. (b)	13,741	300,103
Trinity Biotech PLC ADR	19,001	217,371
Vascular Solutions, Inc. (b)	14,495	469,783

		3,903,381

Health Care Providers & Services—5.1%
Aceto Corp.	22,286	611,751
Adeptus Health, Inc., Class A (b)	3,747	302,608
BioTelemetry, Inc. (b)	42,770	523,505
Cross Country Healthcare, Inc. (b)	41,868	569,823
Providence Service Corp. (b)	9,825	428,173
RadNet, Inc. (b)	43,751	242,818

		2,678,678

Health Care Technology—2.5%
Imprivata, Inc. (b)	18,999	337,612
Merge Healthcare, Inc. (b)	57,458	407,952
Omnicell, Inc. (b)	17,454	542,819

		1,288,383

Hotels, Restaurants & Leisure—4.5%
Carrols Restaurant Group, Inc. (b)	50,996	606,852
Eldorado Resorts, Inc. (b)	43,715	394,309
Kona Grill, Inc. (b)	14,719	231,824
Papa Murphy’s Holdings, Inc. (b)	24,495	359,587
Popeyes Louisiana Kitchen, Inc. (b)	8,983	506,282
Rave Restaurant Group, Inc. (b)	29,520	251,806

		2,350,660

Household Durables—4.4%
LGI Homes, Inc. (b)	27,422	745,604
Libbey, Inc.	14,492	472,584
M/I Homes, Inc. (b)	20,401	481,056
Skullcandy, Inc. (b)	39,104	216,245
WCI Communities, Inc. (b)	17,365	392,970

		2,308,459

Insurance—0.5%
Federated National Holding Co.	11,211	269,288

Internet & Catalog Retail—1.2%
Nutrisystem, Inc.	23,960	635,419

Internet Software & Services—4.7%
Autobytel, Inc. (b)	30,410	509,976
GTT Communications, Inc. (b)	21,522	500,602
Internap Corp. (b)	43,369	265,852
IntraLinks Holdings, Inc. (b)	38,492	319,099
Limelight Networks, Inc. (b)	110,566	211,181
SPS Commerce, Inc. (b)	5,358	363,754
TechTarget, Inc. (b)	33,178	282,676

		2,453,140

IT Services—2.2%
Hackett Group, Inc.	30,892	424,765
Virtusa Corp. (b)	13,716	703,768

		1,128,533

Leisure Equipment & Products—1.0%
Nautilus, Inc. (b)	33,351	500,265

	Shares	Value
Life Sciences Tools & Services—3.9%
Albany Molecular Research, Inc. (b)	32,369	$563,868
Cambrex Corp. (b)	23,213	921,092
NeoGenomics, Inc. (b)	92,139	527,956

		2,012,916

Machinery—1.9%
Kadant, Inc.	9,532	371,843
Lydall, Inc. (b)	14,009	399,117
NN, Inc.	12,120	224,220

		995,180

Media—1.5%
Carmike Cinemas, Inc. (b)	19,905	399,891
Entravision Communications Corp., Class A	60,293	400,346

		800,237

Metals & Mining—0.4%
Olympic Steel, Inc.	21,195	210,890

Oil, Gas & Consumable Fuels—1.4%
Abraxas Petroleum Corp. (b)	15,090	19,315
Gastar Exploration, Inc. (b)	61,633	70,878
Synergy Resources Corp. (b)	18,638	182,653
Teekay Tankers Ltd., Class A	68,958	475,810

		748,656

Paper & Forest Products—0.7%
Neenah Paper, Inc. (a)	6,426	374,507

Pharmaceuticals—4.9%
ANI Pharmaceuticals, Inc. (b)	7,251	286,487
Cempra, Inc. (b)	8,789	244,686
Dermira, Inc. (b)	11,995	279,963
IGI Laboratories, Inc. (b)	60,508	395,722
Intersect ENT, Inc. (b)	18,760	438,984
Intra-Cellular Therapies, Inc. (b)	7,469	299,059
Omeros Corp. (b)	20,830	228,297
Supernus Pharmaceuticals, Inc. (b)	27,410	384,562

		2,557,760

Professional Services—1.5%
GP Strategies Corp. (b)	13,584	309,987
Kforce, Inc.	18,827	494,774

		804,761

Road & Rail—0.9%
Celadon Group, Inc.	15,724	251,899
Covenant Transportation Group, Inc., Class A (b)	11,588	208,236

		460,135

Semiconductors & Semiconductor Equipment—2.8%
Inphi Corp. (b)	15,140	363,966
MaxLinear, Inc., Class A (b)	41,168	512,130
Tower Semiconductor Ltd. (b)	44,811	576,717

		1,452,813

Software—3.8%
Callidus Software, Inc. (b)	37,107	630,448
ePlus, Inc. (b)	3,926	310,429
Rubicon Project, Inc. (b)	18,966	275,576
Silver Spring Networks, Inc. (b)	35,091	451,972
Telenav, Inc. (b)	42,187	329,480

		1,997,905

Specialty Retail—3.0%
Citi Trends, Inc. (b)	18,562	433,980
Kirkland’s, Inc.	18,123	390,369
Shoe Carnival, Inc.	15,960	379,848

170	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2015

	Shares	Value
Sportsman’s Warehouse Holdings, Inc. (b)	27,009	$332,751

		1,536,948

Thrifts & Mortgage Finance—2.5%
LendingTree, Inc. (b)	8,467	787,685
Meridian Bancorp, Inc. (b)	36,769	502,632

		1,290,317

Wireless Telecommunication Services—0.7%
Boingo Wireless, Inc. (b)	42,842	354,732

Total Common Stock (cost—$43,759,145)		49,696,586

	Principal Amount (000s)
Repurchase Agreements—5.1%
State Street Bank and Trust Co., dated 9/30/15, 0.00%, due 10/1/15, proceeds $2,665,000; collateralized by U.S. Treasury Notes, 1.875%, due 11/30/21, valued at $2,718,469 including accrued interest
(cost—$2,665,000)	$2,665	2,665,000

Total Investments (cost—$46,424,145)—100.4%		52,361,586

Liabilities in excess of other assets—(0.4)%		(217,699)

Net Assets—100.0%		$52,143,887

Notes to Schedule of Investments:

(a) Affiliated security.

(b) Non-income producing.

Glossary:

ADR—American Depositary Receipt

AllianzGI Multi-Asset Real Return Fund

	Shares	Value
Mutual Funds (c)(d)—49.8%
AllianzGI Global Natural Resources	79,315	$1,084,240
AllianzGI Structured Return	13,534	210,317
PIMCO Commodity RealReturn Strategy	133,715	964,087

Total Mutual Funds (cost—$2,961,835)		2,258,644

Common Stock—28.7%
Australia—2.1%
Dexus Property Group REIT	1,115	5,623
Federation Centres REIT	5,627	10,866
Goodman Group REIT	1,778	7,350
GPT Group REIT	2,240	7,119
Lend Lease Group UNIT	1,020	9,030
Mirvac Group REIT	4,641	5,635
Scentre Group REIT	7,879	21,685
Stockland REIT	3,686	10,014
Westfield Corp. REIT	2,619	18,429

		95,751

Austria—0.1%
BUWOG AG (e)	101	2,149

Canada—0.9%
Brookfield Asset Management, Inc., Class A	972	30,584
First Capital Realty, Inc.	157	2,200
H&R Real Estate Investment Trust REIT	220	3,391
RioCan Real Estate Investment Trust REIT	320	6,107

		42,282

France—1.3%
Fonciere Des Regions REIT	60	5,232
Gecina S.A. REIT	50	6,097
ICADE REIT	60	4,071
Klepierre REIT	285	12,917
Unibail-Rodamco SE REIT	114	29,547

		57,864

Germany—0.8%
Deutsche Wohnen AG	500	13,372
Vonovia SE	650	20,921

		34,293

Hong Kong—3.2%
Cheung Kong Property Holdings Ltd.	1,696	12,425
CK Hutchison Holdings Ltd.	1,696	22,149
Hang Lung Properties Ltd.	3,871	8,707
Henderson Land Development Co., Ltd.	1,838	11,015
Hysan Development Co., Ltd.	1,450	6,047
Kerry Properties Ltd.	1,052	2,888
Link REIT	2,821	15,494
New World Development Co., Ltd.	5,440	5,291
Sino Land Co., Ltd.	3,271	5,006
Sun Hung Kai Properties Ltd.	1,827	23,830
Swire Pacific Ltd., Class A	700	7,860
Swire Properties Ltd.	1,993	5,563
Wharf Holdings Ltd.	2,649	14,981
Wheelock & Co., Ltd.	856	3,723

		144,979

Japan—3.4%
Aeon Mall Co., Ltd.	130	1,997
Daito Trust Construction Co., Ltd.	110	11,176

	Shares	Value
Daiwa House Industry Co., Ltd.	636	$15,767
Hulic Co., Ltd.	325	2,940
Japan Prime Realty Investment Corp. REIT	1	3,251
Japan Real Estate Investment Corp. REIT	1	4,606
Japan Retail Fund Investment Corp. REIT	3	5,805
Mitsubishi Estate Co., Ltd.	1,521	31,070
Mitsui Fudosan Co., Ltd.	1,156	31,687
Nippon Building Fund, Inc. REIT	2	9,678
Nippon Prologis REIT, Inc. REIT	2	3,629
Nomura Real Estate Holdings, Inc.	200	4,021
Nomura Real Estate Office Fund, Inc. REIT (b)	1	4,526
NTT Urban Development Corp.	200	1,843
Sumitomo Realty & Development Co., Ltd.	390	12,413
Tokyo Tatemono Co., Ltd.	200	2,385
Tokyu Fudosan Holdings Corp.	600	3,992
United Urban Investment Corp. REIT	4	5,342

		156,128

Singapore—0.8%
Ascendas Real Estate Investment Trust REIT	2,520	4,152
CapitaLand Commercial Trust REIT	3,940	3,720
CapitaLand Ltd.	4,675	8,828
CapitaLand Mall Trust REIT	2,670	3,570
City Developments Ltd.	651	3,527
Global Logistic Properties Ltd.	2,200	3,163
Suntec Real Estate Investment Trust REIT	5,000	5,281
UOL Group Ltd.	1,110	4,700

		36,941

Switzerland—0.2%
Swiss Prime Site AG (e)	110	8,037

United Kingdom—1.3%
British Land Co. PLC REIT	1,494	18,973
Hammerson PLC REIT	1,081	10,208
Intu Properties PLC REIT	1,220	6,089
Land Securities Group PLC REIT	941	17,939
Segro PLC REIT	1,150	7,482

		60,691

United States—14.6%
American Capital Agency Corp. REIT	500	9,350
American Tower Corp. REIT	472	41,527
Annaly Capital Management, Inc. REIT	1,223	12,071
AvalonBay Communities, Inc. REIT	155	27,097
Boston Properties, Inc. REIT	206	24,390
Camden Property Trust REIT	131	9,681
Care Capital Properties, Inc. REIT	101	3,326
CBRE Group, Inc., Class A (e)	429	13,728
Crown Castle International Corp. REIT	400	31,548
Digital Realty Trust, Inc. REIT	210	13,717
Duke Realty Corp. REIT	519	9,887
Equity Residential REIT	439	32,978
Essex Property Trust, Inc. REIT	100	22,342
Federal Realty Investment Trust REIT	77	10,507
General Growth Properties, Inc. REIT	747	19,400
HCP, Inc. REIT	560	20,860
Host Hotels & Resorts, Inc. REIT	1,111	17,565
Kimco Realty Corp. REIT	638	15,586
Liberty Property Trust REIT	250	7,878
Macerich Co. REIT	215	16,516
Plum Creek Timber Co., Inc. REIT	257	10,154
Prologis, Inc. REIT	807	31,392
Public Storage REIT	179	37,882
Rayonier Advanced Materials, Inc.	65	398

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	171

Schedule of Investments

September 30, 2015

	Shares	Value
Rayonier, Inc. REIT	197	$4,348
Realogy Holdings Corp. (e)	178	6,698
Realty Income Corp. REIT	200	9,478
Regency Centers Corp. REIT	72	4,475
Simon Property Group, Inc. REIT	356	65,404
SL Green Realty Corp. REIT	137	14,818
UDR, Inc. REIT	379	13,068
Ventas, Inc. REIT	407	22,816
VEREIT, Inc. REIT	1,500	11,580
Vornado Realty Trust REIT	201	18,174
Welltower, Inc.	463	31,354
Weyerhaeuser Co. REIT	660	18,044

		660,037

Total Common Stock (cost—$1,243,323)		1,299,152

Exchange-Traded Funds—16.8%
PIMCO Broad U.S. TIPS Index (c)	10,500	586,740
SPDR Barclays Short Term High Yield Bond	6,500	175,110

Total Exchange-Traded Funds (cost—$773,593)		761,850

Total Investments (cost—$4,978,751) (a)—95.3%		4,319,646

Other assets less liabilities (f)—4.7%		214,680

Net Assets—100.0%		$4,534,326

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $592,307, representing 13.1% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Fair-Valued—Security with a value of $4,526, representing 0.1% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Affiliated fund.

(d) Institutional Class share.

(e) Non-income producing.

(f) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b), 7(c) and 7(d) in the Notes to Financial Statements.

Glossary:

REIT—Real Estate Investment Trust

TIPS—Treasury Inflation Protected Securities

UNIT—More than one class of securities traded together.

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Mutual Funds	49.8%
Real Estate Investment Trust	20.3%
Exchange-Traded Funds	16.8%
Real Estate Management & Development	7.9%
Industrial Conglomerates	0.5%
Chemicals	0.0%
Other assets less liabilities	4.7%

100.0%

AllianzGI NFJ Emerging Markets Value Fund

	Shares	Value
Common Stock—93.1%
Brazil—6.1%
BM&FBovespa S.A.	19,200	$53,660
CVC Brasil Operadora e Agencia de Viagens S.A.	15,600	54,302
FPC Par Corretora de Seguros S.A.	23,800	55,530
Grendene S.A.	12,000	53,364
Grupo BTG Pactual UNIT	7,800	51,882
JBS S.A.	13,801	58,483
Porto Seguro S.A.	6,900	52,388
Sul America S.A. UNIT	11,800	53,129
Transmissora Alianca de Energia Eletrica S.A. UNIT	11,400	54,836

		487,574

Chile—0.7%
Inversiones La Construccion S.A.	4,998	54,932

China—23.2%
Agricultural Bank of China Ltd., Class H	135,000	51,097
Bank of China Ltd., Class H	118,000	50,885
Bank of Chongqing Co., Ltd., Class H	74,500	51,513
Bank of Communications Co., Ltd., Class H	77,000	53,672
China Cinda Asset Management Co., Ltd., Class H	152,000	52,857
China Communications Services Corp. Ltd., Class H	128,000	49,408
China Construction Bank Corp., Class H	75,000	50,050
China Everbright Ltd.	26,000	59,714
China Life Insurance Co., Ltd., Class H	16,000	55,750
China Merchants Bank Co., Ltd., Class H	23,600	57,520
China Petroleum & Chemical Corp., Class H	82,000	50,442
China Resources Power Holdings Co., Ltd.	23,000	52,447
China Shineway Pharmaceutical Group Ltd.	42,000	48,727
Chongqing Rural Commercial Bank Co., Ltd., Class H	96,000	54,956
Daqin Railway Co., Ltd., Class A	38,200	53,236
Dongpeng Holdings Co., Ltd.	145,000	48,668
Guangdong Electric Power Development Co., Ltd., Class B	93,420	59,716
HOSA International Ltd.	114,000	44,734
Huabao International Holdings Ltd.	115,000	36,385
Huayu Automotive Systems Co., Ltd., Class A	24,200	52,429
Industrial & Commercial Bank of China Ltd., Class H	91,000	52,571
Jiangling Motors Corp., Ltd., Class B	14,000	44,095
Jiangnan Group Ltd.	268,000	55,587
Jiangsu Expressway Co., Ltd., Class H	45,998	59,100
Kingboard Laminates Holdings Ltd.	127,000	51,736
Kweichow Moutai Co., Ltd., Class A	1,800	54,067
Lee & Man Paper Manufacturing Ltd.	99,000	50,368
Luthai Textile Co., Ltd., Class B	47,030	58,135
Peak Sport Products Co., Ltd.	213,000	54,323
Qinhuangdao Port Co., Ltd., Class H	119,500	56,361
SAIC Motor Corp., Ltd., Class A	19,744	52,312

172	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2015

	Shares	Value
Shanghai Pharmaceuticals Holding Co., Ltd., Class H	27,500	$57,709
Shanghai Pudong Development Bank Co., Ltd., Class A	23,500	61,649
Shenzhen Expressway Co., Ltd., Class H	86,000	56,160
Zhejiang Expressway Co., Ltd., Class H	52,000	57,274

		1,855,653

Czech Republic—0.6%
Philip Morris CR AS	110	51,940

Egypt—0.8%
Eastern Tobacco	2,195	60,268

Greece—0.6%
Aegean Airlines S.A.	6,707	50,187

Hong Kong—1.4%
NagaCorp Ltd.	89,000	53,520
SITC International Holdings Co., Ltd.	116,000	57,238

		110,758

India—7.8%
Great Eastern Shipping Co., Ltd.	9,250	52,136
Indiabulls Housing Finance Ltd.	5,209	63,192
Mphasis Ltd.	4,640	29,088
Muthoot Finance Ltd.	22,228	55,586
National Aluminium Co., Ltd.	94,953	50,957
NMDC Ltd.	29,972	42,409
Oil India Ltd.	7,544	48,776
Power Finance Corp., Ltd.	16,512	57,945
Rural Electrification Corp., Ltd.	14,670	61,443
Tata Motors Ltd. ADR	1,939	43,628
Vardhman Textiles Ltd.	4,143	59,292
Zensar Technologies Ltd.	4,575	56,652

		621,104

Indonesia—1.3%
Bank Pembangunan Daerah Jawa Timur Tbk PT	2,062,000	49,909
Indofood Sukses Makmur Tbk PT	150,500	56,640

		106,549

Korea (Republic of)—9.2%
Dongbu Insurance Co., Ltd.	1,196	62,029
Hyundai Marine & Fire Insurance Co., Ltd.	2,385	60,852
Industrial Bank of Korea	4,614	53,140
KB Insurance Co., Ltd.	2,620	52,268
Kia Motors Corp.	1,185	53,718
Korea Electric Power Corp.	1,443	59,493
KT&G Corp.	617	58,041
Samsung Electronics Co., Ltd.	61	58,527
Seah Besteel Corp.	2,162	55,076
SK Hynix, Inc.	1,783	50,852
SK Telecom Co., Ltd.	260	57,677
Spigen Korea Co., Ltd.	665	55,258
Tongyang Life Insurance Co., Ltd.	4,850	58,307

		735,238

Malaysia—2.7%
KSL Holdings Bhd.	138,300	48,540
Scientex Bhd.	35,000	56,630
Star Media Group Bhd.	97,600	54,176
Supermax Corp. Bhd.	116,400	53,769

		213,115

Mexico—2.8%
Credito Real S.A.B. de C.V. SOFOM ER	29,253	57,157

	Shares	Value
Fibra Shop Portafolios Inmobiliarios SAPI de C.V. REIT	58,900	$58,534
Mexico Real Estate Management S.A. de C.V. REIT	39,200	49,554
Prologis Property Mexico S.A. de C.V. REIT	37,000	56,885

		222,130

Norway—0.7%
BW LPG Ltd.	8,533	53,186

Peru—0.8%
Intercorp Financial Services, Inc.	2,393	60,998

Philippines—0.6%
Manila Water Co., Inc.	104,100	48,305

Poland—1.4%
Asseco Poland S.A.	4,129	58,764
Energa S.A.	11,294	50,125

		108,889

Russian Federation—4.6%
E.ON Russia JSC (b)	1,395,902	55,836
Gazprom Neft OAO ADR	4,689	51,860
Gazprom PAO (b)	25,500	52,275
Lukoil PJSC (b)	1,500	51,300
MMC Norilsk Nickel PJSC ADR	2,956	42,478
Moscow Exchange MICEX-RTS PJSC (b)	49,846	60,812
Tatneft OAO (b)	11,434	53,740

		368,301

Singapore—1.9%
China Merchants Holdings Pacific Ltd.	71,000	44,474
Lippo Malls Indonesia Retail Trust REIT	239,000	53,744
Religare Health Trust UNIT	86,500	57,831

		156,049

South Africa—7.2%
Astral Foods Ltd.	4,401	55,338
Barclays Africa Group Ltd.	4,187	51,482
DataTec Ltd.	10,377	46,425
Imperial Holdings Ltd.	4,413	54,108
Liberty Holdings Ltd.	5,309	48,506
MMI Holdings Ltd.	28,814	49,579
S.A. Corporate Real Estate Fund Nominees Pty Ltd. REIT	158,627	58,261
Sasol Ltd.	1,823	51,067
Telkom S.A. SOC Ltd.	11,136	53,541
Tsogo Sun Holdings Ltd.	29,934	52,271
Vukile Property Fund Ltd. REIT	43,429	57,724

		578,302

Taiwan—13.2%
Catcher Technology Co., Ltd.	5,500	58,799
Chimei Materials Technology Corp.	70,700	43,327
Compal Electronics, Inc.	98,000	55,667
Coretronic Corp.	62,000	56,126
Elitegroup Computer Systems Co., Ltd.	98,553	58,558
Gigabyte Technology Co., Ltd.	61,000	58,005
Greatek Electronics, Inc.	55,000	47,161
Hon Hai Precision Industry Co., Ltd. GDR	10,522	57,658
Inventec Corp.	102,000	48,601
King Yuan Electronics Co., Ltd.	78,000	49,742
King’s Town Bank Co., Ltd.	75,000	53,290
Lite-On Technology Corp.	50,585	46,603
Mega Financial Holding Co., Ltd.	78,000	54,181
Micro-Star International Co., Ltd.	59,000	50,178
Pegatron Corp.	23,000	56,288
Taiwan PCB Techvest Co., Ltd.	47,000	49,022

	Shares	Value
Taiwan Semiconductor Manufacturing Co., Ltd.	14,000	$56,107
Test Research, Inc.	36,000	57,486
Tripod Technology Corp.	35,000	50,488
Yageo Corp.	34,000	52,119

		1,059,406

Thailand—2.1%
Bangkok Expressway PCL NVDR	56,500	56,525
CPN Retail Growth Leasehold Property Fund UNIT	113,200	53,689
Thai Vegetable Oil PCL NVDR	75,200	59,104

		169,318

Turkey—2.8%
Aksa Akrilik Kimya Sanayii AS	16,612	53,556
Selcuk Ecza Deposu Ticaret ve Sanayi AS	73,588	56,667
Soda Sanayii AS	37,203	59,022
Turk Telekomunikasyon AS	27,389	54,058

		223,303

United Arab Emirates—0.6%
Aramex PJSC	60,398	51,899

Total Common Stock (cost—$8,671,717)		7,447,404

Preferred Stock—4.7%
Brazil—2.0%
Banco ABC Brasil S.A.	21,357	50,099
Banco Daycoval S.A.	25,100	55,208
Itausa - Investimentos Itau S.A.	28,160	50,716

		156,023

Korea (Republic of)—2.1%
Hyundai Motor Co.	570	53,303
LG Household & Health Care Ltd.	172	58,031
Samsung Electronics Co., Ltd.	77	59,772

		171,106

Russian Federation—0.6%
Surgutneftegas OAO (b)	83,260	49,956

Total Preferred Stock (cost—$455,186)		377,085

Equity-Linked Securities—0.9%
China—0.6%
Merrill Lynch International & Co.,Gree Electric Appliances, Inc., Class A expires 8/31/18	18,454	47,058

India—0.3%
Merrill Lynch International & Co.,Mphasis Ltd., expires 8/13/18	4,000	25,000

Total Equity-Linked Securities (cost—$100,340)		72,058

Total Investments (cost—$9,227,243) (a)—98.7%		7,896,547

Other assets less liabilities (c)—1.3%		108,060

Net Assets—100.0%		$8,004,607

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	173

Schedule of Investments

September 30, 2015

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $5,699,121, representing 71.2% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Fair-Valued—Securities with an aggregate value of $323,919, representing 4.0% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b), 7(c) and 7(d) in the Notes to Financial Statements.

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

NVDR—Non-Voting Depository Receipt

REIT—Real Estate Investment Trust

UNIT—More than one class of securities traded together.

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Banks	12.0%
Technology Hardware, Storage & Peripherals	7.6%
Insurance	6.8%
Oil, Gas & Consumable Fuels	6.4%
Electronic Equipment, Instruments & Components	5.8%
Real Estate Investment Trust	4.9%
Textiles, Apparel & Luxury Goods	4.1%
Transportation Infrastructure	4.0%
Diversified Financial Services	3.6%
Automobiles	3.1%
Food Products	2.8%
Semiconductors & Semiconductor Equipment	2.5%
Metals & Mining	2.4%
Health Care Providers & Services	2.2%
Tobacco	2.1%
Hotels, Restaurants & Leisure	2.1%
Electric Utilities	2.0%
Capital Markets	2.0%
Diversified Telecommunication Services	2.0%
Chemicals	1.9%
Software	1.5%
Independent Power Producers & Energy Traders	1.4%
Consumer Finance	1.4%
Thrifts & Mortgage Finance	0.8%
Household Products	0.7%
Wireless Telecommunication Services	0.7%
Marine	0.7%
Electrical Equipment	0.7%
Media	0.7%
Distributors	0.7%
IT Services	0.7%
Beverages	0.7%
Health Care Equipment & Supplies	0.7%
Road & Rail	0.7%
Independent Power and Renewable Electricity Producers	0.7%
Auto Components	0.7%
Air Freight & Logistics	0.7%
Paper & Forest Products	0.6%
Airlines	0.6%
Pharmaceuticals	0.6%
Construction Materials	0.6%
Real Estate Management & Development	0.6%
Water Utilities	0.6%
Household Durables	0.6%
Other assets less liabilities	1.3%

100.0%

AllianzGI NFJ Global Dividend Value Fund

	Shares	Value
Common Stock—96.2%
Chile—2.0%
Corpbanca S.A. ADR	33,700	$449,221

China—3.7%
China Construction Bank Corp., Class H	600,700	400,867
China Mobile Ltd.	36,400	434,275

		835,142

France—2.4%
Total S.A.	12,209	549,196

Germany—1.9%
Siemens AG	4,700	419,883

Hong Kong—1.8%
Television Broadcasts Ltd.	119,200	398,551

Indonesia—3.2%
Bank Rakyat Indonesia Persero Tbk PT ADR	31,205	374,772
Perusahaan Gas Negara Persero Tbk PT	1,926,500	333,362

		708,134

Israel—1.7%
Israel Chemicals Ltd.	73,700	379,254

Japan—5.3%
ITOCHU Corp.	36,500	385,850
Mizuho Financial Group, Inc.	221,400	414,151
Sumitomo Metal Mining Co., Ltd.	34,000	386,231

		1,186,232

Korea (Republic of)—1.9%
SK Telecom Co., Ltd.	1,975	438,126

Norway—2.0%
Marine Harvest ASA (b)	34,707	441,542

Russian Federation—1.9%
Lukoil PJSC ADR	12,500	425,750

South Africa—3.8%
MTN Group Ltd. ADR	33,400	427,520
Sasol Ltd. ADR	15,721	437,358

		864,878

Spain—3.7%
Banco Santander S.A.	74,229	394,706
Enagas S.A.	14,900	427,265

		821,971

Switzerland—1.9%
Swiss Re AG	5,003	429,243

Taiwan—0.6%
Hon Hai Precision Industry Co., Ltd. GDR	24,230	132,780

United Kingdom—13.2%
BAE Systems PLC	63,432	429,980
Greene King PLC	33,600	404,942
Imperial Tobacco Group PLC	8,400	434,269
Marks & Spencer Group PLC	56,500	428,879
Persimmon PLC (b)	26,612	809,972
Royal Dutch Shell PLC, Class A ADR	9,400	445,466

		2,953,508

174	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2015

	Shares	Value
United States—45.2%
AbbVie, Inc.	7,300	$397,193
Apple, Inc.	3,800	419,140
Axis Capital Holdings Ltd.	8,100	435,132
CA, Inc.	16,500	450,450
Cisco Systems, Inc.	33,500	879,375
Cummins, Inc.	4,100	445,178
Exxon Mobil Corp.	6,800	505,580
Ford Motor Co.	33,500	454,595
General Motors Co.	15,100	453,302
Gilead Sciences, Inc.	4,500	441,855
Intel Corp.	14,600	440,044
International Business Machines Corp.	3,000	434,910
Johnson & Johnson	4,800	448,080
JPMorgan Chase & Co.	7,400	451,178
MetLife, Inc.	9,100	429,065
PNC Financial Services Group, Inc.	4,900	437,080
PPL Corp.	6,800	223,652
Seagate Technology PLC	5,200	232,960
Symantec Corp.	21,613	420,805
Travelers Cos., Inc.	4,400	437,932
United Technologies Corp.	5,000	444,950
Verizon Communications, Inc.	9,600	417,696
Wal-Mart Stores, Inc.	6,800	440,912

		10,141,064

Total Common Stock (cost—$24,230,776)		21,574,475

	Principal Amount (000s)
Repurchase Agreements—7.4%
State Street Bank and Trust Co., dated 9/30/15, 0.00%, due 10/1/15, proceeds $1,664,000; collateralized by U.S. Treasury Notes, 1.875%, due 11/30/21, valued at $1,702,219 including accrued interest
(cost—$1,664,000)	$1,664	1,664,000

Total Investments (cost—$25,894,776) (a)—103.6%		23,238,475

Liabilities in excess of other assets—(3.6)%		(802,361)

Net Assets—100.0%		$22,436,114

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $8,740,544, representing 39.0% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets were as follows:

Banks	13.0%
Oil, Gas & Consumable Fuels	10.5%
Insurance	7.7%
Wireless Telecommunication Services	5.8%
Automobiles	4.0%
Communications Equipment	3.9%
Aerospace & Defense	3.9%
Software	3.9%
Pharmaceuticals	3.8%
Household Durables	3.6%
Gas Utilities	3.4%
Technology Hardware, Storage & Peripherals	2.9%
Machinery	2.0%
Biotechnology	2.0%
Food Products	2.0%
Food & Staples Retailing	2.0%
Semiconductors & Semiconductor Equipment	2.0%
Tobacco	1.9%
IT Services	1.9%
Multi-line Retail	1.9%
Industrial Conglomerates	1.9%
Diversified Telecommunication Services	1.9%
Hotels, Restaurants & Leisure	1.8%
Media	1.8%
Metals & Mining	1.7%
Trading Companies & Distributors	1.7%
Chemicals	1.7%
Electric Utilities	1.0%
Electronic Equipment, Instruments & Components	0.6%
Repurchase Agreements	7.4%
Liabilities in excess of other assets	(3.6)%

100.0%

AllianzGI NFJ International Small-Cap Value Fund

	Shares	Value
Common Stock—93.0%
Australia—3.3%
Bank of Queensland Ltd.	14,600	$119,522
Charter Hall Retail REIT	30,200	86,623
CSR Ltd.	41,400	84,564
Pact Group Holdings Ltd.	33,996	113,737

		404,446

Austria—0.9%
RHI AG	5,401	109,223

Belgium—1.1%
Befimmo S.A. REIT	2,206	135,441

Canada—8.3%
Canfor Pulp Products, Inc.	9,300	85,230
Chorus Aviation, Inc.	22,000	89,681
Cogeco, Inc.	3,400	135,924
Linamar Corp.	1,743	91,362
Lucara Diamond Corp.	106,845	120,096
Magellan Aerospace Corp.	11,115	131,764
Martinrea International, Inc.	9,600	75,965
New Flyer Industries, Inc.	10,500	157,362
Transcontinental, Inc., Class A	9,758	138,930

		1,026,314

Chile—0.8%
Corpbanca S.A. ADR	7,900	105,307

China—1.1%
Fufeng Group Ltd.	152,000	62,357
Lonking Holdings Ltd.	532,000	71,116

		133,473

Finland—1.0%
Lassila & Tikanoja Oyj	6,254	125,578

France—3.7%
Alten S.A.	2,400	123,268
Euronext NV	2,676	114,147
Rallye S.A.	4,200	68,754
Technicolor S.A.	21,100	145,935

		452,104

Germany—1.7%
Takkt AG	5,760	108,237
Wacker Neuson SE	6,900	100,115

		208,352

Hong Kong—4.9%
First Pacific Co., Ltd.	132,100	80,878
Langham Hospitality Investments and Langham Hospitality Investments Ltd. UNIT	256,000	89,679
NagaCorp Ltd.	168,000	101,026
Orient Overseas International Ltd.	30,000	141,159
PCCW Ltd.	226,000	116,921
Television Broadcasts Ltd.	23,600	78,908

		608,571

Italy—3.7%
Anima Holding SpA (a)	13,000	113,739
ASTM SpA	10,800	143,496
Cementir Holding SpA	17,200	92,831
Credito Emiliano SpA	15,700	108,071

		458,137

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	175

Schedule of Investments

September 30, 2015

	Shares	Value
Japan—18.1%
Aida Engineering Ltd.	9,100	$75,029
Asahi Holdings, Inc.	6,600	99,149
Daihen Corp.	21,000	99,488
DTS Corp.	6,000	141,769
Hitachi Chemical Co., Ltd.	5,800	80,024
Jafco Co., Ltd.	2,800	110,642
Japan Aviation Electronics Industry Ltd.	5,700	85,615
Mitsubishi Shokuhin Co., Ltd.	4,900	111,872
Nippo Corp.	7,000	119,304
Nippon Signal Co., Ltd.	10,700	103,432
Nippon Soda Co., Ltd.	18,000	102,616
Nissha Printing Co., Ltd.	5,600	107,056
Nitto Kogyo Corp.	7,100	124,308
Sankyu, Inc.	29,000	140,488
Shinmaywa Industries Ltd.	12,000	121,203
Sumitomo Osaka Cement Co., Ltd.	37,000	131,388
T-Gaia Corp.	8,300	129,321
Takeuchi Manufacturing Co., Ltd.	7,700	134,777
Tosoh Corp.	24,800	119,352
Zeon Corp.	13,000	102,663

		2,239,496

Netherlands—1.6%
Aalberts Industries NV	3,300	97,800
ASM International NV	3,000	97,368

		195,168

New Zealand—2.2%
Air New Zealand Ltd.	56,900	89,534
Goodman Property Trust REIT	140,865	104,543
Sky Network Television Ltd.	25,389	75,663

		269,740

Norway—1.6%
Avance Gas Holding Ltd. (a)	7,900	100,784
Borregaard ASA	15,800	95,172

		195,956

Philippines—1.0%
Manila Water Co., Inc.	261,600	121,389

Portugal—0.7%
Portucel S.A.	25,580	88,912

Singapore—0.8%
Lippo Malls Indonesia Retail Trust REIT	418,200	94,040

South Africa—2.9%
Astral Foods Ltd.	9,000	113,166
Investec Ltd.	15,882	121,554
JSE Ltd.	13,583	126,657

		361,377

Spain—1.7%
Cia de Distribucion Integral Logista Holdings S.A. (c)	5,175	97,643
Grupo Catalana Occidente S.A.	3,823	110,011

		207,654

Sweden—5.8%
BillerudKorsnas AB	6,600	95,028
Cloetta AB, Class B (d)	48,500	138,663
Dios Fastigheter AB	19,300	128,133
Granges AB	14,600	94,796
Hemfosa Fastigheter AB	9,300	99,292
Swedish Match AB	5,330	161,118

		717,030

	Shares	Value
Switzerland—2.3%
Cembra Money Bank AG (c)(d)	1,800	$106,448
Siegfried Holding AG (d)	961	172,065

		278,513

Taiwan—1.5%
King’s Town Bank Co., Ltd.	129,000	91,659
Wisdom Marine Lines Co., Ltd.	85,000	95,922

		187,581

Thailand—0.8%
Thai Union Group PCL NVDR	194,600	98,830

United Kingdom—21.5%
Beazley PLC	26,000	140,564
Berendsen PLC	10,500	159,679
Bodycote PLC	11,000	91,663
Britvic PLC	13,500	138,740
Close Brothers Group PLC	6,500	147,022
Countrywide PLC	14,449	109,812
Crest Nicholson Holdings PLC	15,200	131,570
Go-Ahead Group PLC	2,820	104,772
Hill & Smith Holdings PLC	10,251	109,015
Inchcape PLC	10,451	113,881
Kcom Group PLC	75,441	101,905
Marston’s PLC	60,539	137,322
Morgan Advanced Materials PLC	28,796	122,952
OneSavings Bank PLC	25,300	149,301
Pace PLC	18,200	99,253
PayPoint PLC	8,800	136,051
Pendragon PLC	196,100	123,110
Premier Farnell PLC	38,700	61,524
RPC Group PLC	14,604	140,125
Savills PLC	8,771	121,258
Synthomer PLC	22,751	117,221
UBM PLC (c)	13,500	99,394

		2,656,134

Total Common Stock (cost—$12,350,736)		11,478,766

Preferred Stock—0.9%
Germany—0.9%
Hornbach Holding AG (cost—$108,130)	1,391	111,910

Total Investments (cost—$12,458,866) (b)—93.9%		11,590,676

Other assets less liabilities (e)—6.1%		751,303

Net Assets—100.0%		$12,341,979

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Securities with an aggregate value of $9,165,206, representing 74.3% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Affiliated security.

(d) Non-income producing.

(e) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b), 7(c) and 7(d) in the Notes to Financial Statements.

Glossary:

ADR—American Depositary Receipt

NVDR—Non-Voting Depository Receipt

REIT—Real Estate Investment Trust

UNIT—More than one class of securities traded together.

176	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2015

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Machinery	7.9%
Chemicals	5.5%
Commercial Services & Supplies	5.4%
Real Estate Management & Development	4.4%
Media	4.3%
Capital Markets	4.0%
Metals & Mining	3.4%
Real Estate Investment Trust	3.4%
Banks	3.4%
Construction Materials	3.4%
Specialty Retail	2.9%
Food Products	2.8%
Containers & Packaging	2.8%
Diversified Financial Services	2.6%
IT Services	2.2%
Insurance	2.0%
Electronic Equipment, Instruments & Components	2.0%
Road & Rail	2.0%
Hotels, Restaurants & Leisure	1.9%
Marine	1.9%
Electrical Equipment	1.8%
Diversified Telecommunication Services	1.8%
Food & Staples Retailing	1.5%
Airlines	1.5%
Paper & Forest Products	1.4%
Life Sciences Tools & Services	1.4%
Auto Components	1.4%
Tobacco	1.3%
Thrifts & Mortgage Finance	1.2%
Transportation Infrastructure	1.2%
Beverages	1.1%
Aerospace & Defense	1.1%
Household Durables	1.1%
Water Utilities	1.0%
Construction & Engineering	1.0%
Distributors	0.9%
Internet & Catalog Retail	0.9%
Consumer Finance	0.9%
Oil, Gas & Consumable Fuels	0.8%
Communications Equipment	0.8%
Air Freight & Logistics	0.8%
Semiconductors & Semiconductor Equipment	0.8%
Other assets less liabilities	6.1%

100.0%

AllianzGI NFJ International Value II Fund

	Shares	Value
Common Stock—95.6%
Australia—0.1%
Beach Energy Ltd.	203,488	$65,761

Canada—5.9%
Cogeco Cable, Inc.	6,300	304,496
Magna International, Inc.	11,700	561,717
Manulife Financial Corp.	24,200	374,289
Methanex Corp.	458	15,187
Open Text Corp.	8,500	380,375
Power Financial Corp.	23,700	543,439
Shaw Communications, Inc., Class B	19,200	372,480

		2,551,983

Chile—0.6%
Corpbanca S.A. ADR	20,700	275,931

China—4.5%
Belle International Holdings Ltd.	551,000	479,192
China Construction Bank Corp., Class H	674,200	449,915
China Mobile Ltd.	38,300	456,944
CNOOC Ltd.	212,300	218,866
PICC Property & Casualty Co., Ltd., Class H	180,000	353,501

		1,958,418

Colombia—1.0%
Bancolombia S.A. ADR	13,900	447,580

Denmark—0.8%
TDC A/S	64,000	330,069

France—7.9%
AXA S.A.	19,800	480,723
Christian Dior SE	2,600	487,122
Cie Generale des Etablissements Michelin	3,800	347,678
CNP Assurances	30,600	425,182
Euronext NV	17,900	763,539
Sanofi	6,800	647,360
Technip S.A.	6,111	289,194

		3,440,798

Germany—0.9%
Talanx AG (c)	13,400	401,441

Hong Kong—9.3%
BOC Hong Kong Holdings Ltd.	150,300	442,302
Cheung Kong Property Holdings Ltd. (c)	58,500	428,590
CK Hutchison Holdings Ltd.	36,500	476,674
First Pacific Co., Ltd.	632,100	387,003
Hang Lung Group Ltd.	76,000	258,741
Jardine Strategic Holdings Ltd.	12,600	338,926
NWS Holdings Ltd.	379,000	496,641
Orient Overseas International Ltd.	56,500	265,850
PCCW Ltd.	745,000	385,425
Television Broadcasts Ltd.	74,600	249,429
Yue Yuen Industrial Holdings Ltd.	80,800	302,187

		4,031,768

India—1.0%
ICICI Bank Ltd. ADR	49,600	415,648

Ireland—1.4%
Smurfit Kappa Group PLC	21,951	591,404

Israel—2.0%
Israel Chemicals Ltd.	61,300	315,444
Teva Pharmaceutical Industries Ltd. ADR	9,800	553,308

		868,752

	Shares	Value
Italy—0.8%
ASTM SpA	27,700	$368,041

Japan—12.5%
Brother Industries Ltd.	28,600	344,745
Central Japan Railway Co.	3,400	548,174
Hitachi Chemical Co., Ltd.	19,800	273,186
Isuzu Motors Ltd.	33,700	338,416
Kobe Steel Ltd.	288,000	312,271
Mitsubishi Electric Corp.	45,000	412,224
Mitsui & Co., Ltd.	21,500	241,649
Nippo Corp.	30,000	511,302
Nippon Telegraph & Telephone Corp.	20,800	732,651
NSK Ltd.	37,800	366,397
Osaka Gas Co., Ltd.	113,000	428,430
Sumitomo Chemical Co., Ltd.	3,000	15,170
Sumitomo Metal Mining Co., Ltd.	39,000	443,031
T&D Holdings, Inc.	39,900	471,293

		5,438,939

Korea (Republic of)—1.1%
Korea Electric Power Corp. ADR	23,784	487,334

Mexico—1.0%
America Movil S.A.B. de C.V., Ser. L ADR	26,400	436,920

Netherlands—3.0%
Aegon NV	80,811	463,382
ASM International NV	12,400	402,454
Wolters Kluwer NV	14,263	439,861

		1,305,697

Norway—3.5%
DNB ASA	27,300	355,292
Norsk Hydro ASA	92,100	307,113
SpareBank 1 SR Bank ASA	92,051	458,722
Yara International ASA	10,359	413,248

		1,534,375

Philippines—1.0%
Manila Water Co., Inc.	914,100	424,164

Russian Federation—1.0%
Lukoil PJSC ADR	13,000	442,780

Singapore—2.0%
DBS Group Holdings Ltd.	42,836	488,945
Mapletree Industrial Trust REIT	366,000	381,933

		870,878

South Africa—0.6%
Sasol Ltd. ADR	10,100	280,982

Spain—0.7%
Mapfre S.A.	123,800	323,717

Sweden—5.7%
Hemfosa Fastigheter AB	32,400	345,919
Nordea Bank AB	39,500	440,682
SKF AB, Class B	32,300	593,624
Swedish Match AB	21,670	655,053
TeliaSonera AB	81,995	442,591

		2,477,869

Switzerland—0.9%
Baloise Holding AG	3,276	375,443

Taiwan—2.7%
Advanced Semiconductor Engineering, Inc. ADR	76,000	417,240
AU Optronics Corp. ADR	100,100	296,296
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	21,300	441,975

		1,155,511

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	177

Schedule of Investments

September 30, 2015

	Shares	Value
Turkey—1.0%
KOC Holding AS ADR	23,300	$453,884

United Kingdom—22.7%
BAE Systems PLC	65,700	445,353
Britvic PLC	45,800	470,687
BT Group PLC	96,800	616,087
Centrica PLC	68,700	238,665
Close Brothers Group PLC	19,300	436,544
Crest Nicholson Holdings PLC	54,878	475,021
Direct Line Insurance Group PLC	94,141	534,171
GlaxoSmithKline PLC	30,468	584,799
Greene King PLC	35,200	424,226
Imperial Tobacco Group PLC	16,200	837,520
Inchcape PLC	32,700	356,321
Man Group PLC	186,480	432,866
Marks & Spencer Group PLC	66,900	507,823
Mondi PLC	19,700	412,896
Old Mutual PLC	147,400	422,427
Persimmon PLC (c)	14,305	435,392
Rio Tinto PLC	10,400	348,953
Royal Dutch Shell PLC, Class A	24,000	566,569
Sky PLC	33,871	535,874
UBM PLC (b)	45,800	337,204
WPP PLC	21,791	453,667

		9,873,065

Total Common Stock (cost—$47,326,920)		41,629,152

	Principal Amount (000s)
Repurchase Agreements—3.7%
State Street Bank and Trust Co., dated 9/30/15, 0.00%, due 10/1/15, proceeds $1,622,000; collateralized by Freddie Mac, 2.375%, due 1/13/22, valued at $1,656,944 including accrued interest
(cost—$1,622,000)	$1,622	1,622,000

Total Investments (cost—$48,948,920) (a)—99.3%		43,251,152

Other assets less liabilities—(d)—0.7%		308,274

Net Assets—100.0%		$43,559,426

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $33,745,358, representing 77.5% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Affiliated security.

(c) Non-income producing.

(d) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b), 7(c) and 7(d) in the Notes to Financial Statements.

Glossary:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Insurance	11.9%
Banks	8.6%
Media	6.2%
Diversified Telecommunication Services	5.8%
Pharmaceuticals	4.1%
Industrial Conglomerates	4.0%
Oil, Gas & Consumable Fuels	3.5%
Tobacco	3.4%
Metals & Mining	3.2%
Textiles, Apparel & Luxury Goods	2.9%
Semiconductors & Semiconductor Equipment	2.9%
Diversified Financial Services	2.6%
Real Estate Management & Development	2.4%
Chemicals	2.2%
Machinery	2.2%
Household Durables	2.1%
Auto Components	2.1%
Wireless Telecommunication Services	2.1%
Capital Markets	2.0%
Containers & Packaging	1.4%
Road & Rail	1.3%
Construction & Engineering	1.2%
Multi-line Retail	1.2%
Electric Utilities	1.1%
Beverages	1.1%
Aerospace & Defense	1.0%
Gas Utilities	1.0%
Hotels, Restaurants & Leisure	1.0%
Water Utilities	1.0%
Paper & Forest Products	1.0%
Electrical Equipment	0.9%
Real Estate Investment Trust	0.9%
Software	0.9%
Transportation Infrastructure	0.8%
Distributors	0.8%
Technology Hardware, Storage & Peripherals	0.8%
Automobiles	0.8%
Electronic Equipment, Instruments & Components	0.7%
Energy Equipment & Services	0.7%
Marine	0.6%
Trading Companies & Distributors	0.6%
Multi-Utilities	0.6%
Repurchase Agreements	3.7%
Other assets less liabilities	0.7%

100.0%

AllianzGI Short Duration High Income Fund

	Principal Amount (000s)	Value
Corporate Bonds & Notes—83.3%
Auto Components—0.1%
ZF North America Capital, Inc. (a)(c),
4.00%, 4/29/20	$1,500	$1,431,563

Auto Manufacturers—0.2%
General Motors Financial Co., Inc.,
3.25%, 5/15/18	250	252,358
4.75%, 8/15/17	1,980	2,055,044
6.75%, 6/1/18	325	355,315

		2,662,717

Banks—1.0%
CIT Group, Inc.,
5.00%, 5/15/17	10,400	10,653,500

Building Materials—2.2%
Louisiana-Pacific Corp.,
7.50%, 6/1/20	22,106	23,045,505

Coal—0.9%
Cloud Peak Energy Resources LLC,
8.50%, 12/15/19	15,650	9,859,500

Commercial Services—2.9%
Hertz Corp.,
7.50%, 10/15/18	12,011	12,197,291
United Rentals North America, Inc.,
7.375%, 5/15/20	15,424	16,272,320
8.25%, 2/1/21	2,700	2,855,250

		31,324,861

Computers—0.1%
Seagate HDD Cayman,
3.75%, 11/15/18	1,000	1,023,864

Containers & Packaging—6.1%
Novelis, Inc.,
8.375%, 12/15/17	25,715	24,975,694
Reynolds Group Issuer, Inc.,
7.125%, 4/15/19	11,967	12,183,902
7.875%, 8/15/19	26,620	27,704,765

		64,864,361

Distribution/Wholesale—3.2%
Brightstar Corp. (a)(c),
7.25%, 8/1/18	14,508	15,197,130
9.50%, 12/1/16	18,475	18,659,750

		33,856,880

Diversified Financial Services—8.0%
Aircastle Ltd.,
4.625%, 12/15/18	8,041	8,210,866
6.75%, 4/15/17	10,686	11,220,300
Alliance Data Systems Corp. (a)(c),
5.25%, 12/1/17	32,277	32,922,540
Ally Financial, Inc.,
3.60%, 5/21/18	4,000	3,960,000
4.75%, 9/10/18	2,280	2,331,300
5.50%, 2/15/17	1,175	1,207,313
Fly Leasing Ltd.,
6.75%, 12/15/20	21,533	22,125,157
International Lease Finance Corp.,
2.287%, 6/15/16 (d)	600	598,500
6.75%, 9/1/16 (a)(c)	870	901,538
TMX Finance LLC (a)(c),
8.50%, 9/15/18	3,000	2,377,500

		85,855,014

Electric Utilities—3.4%
NRG Energy, Inc.,
7.625%, 1/15/18	9,748	10,284,140
8.25%, 9/1/20	25,350	26,161,200

		36,445,340

178	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2015

	Principal Amount (000s)	Value
Entertainment—3.1%
Scientific Games Corp.,
8.125%, 9/15/18	$35,681	$33,361,735

Food & Beverage—1.3%
Bumble Bee Holdings, Inc. (a)(c),
9.00%, 12/15/17	13,350	13,650,375

Healthcare-Products—0.3%
Mallinckrodt International Finance S.A. (a)(c),
4.875%, 4/15/20	3,450	3,307,688

Home Builders—7.1%
Brookfield Residential Properties, Inc. (a)(c),
6.50%, 12/15/20	26,478	26,279,415
Lennar Corp.,
4.50%, 11/15/19	775	785,463
Meritage Homes Corp.,
4.50%, 3/1/18	10,790	10,897,900
TRI Pointe Holdings, Inc.,
4.375%, 6/15/19	15,500	15,267,500
William Lyon Homes, Inc.,
8.50%, 11/15/20	20,975	22,600,562

		75,830,840

Internet—1.3%
j2 Global, Inc.,
8.00%, 8/1/20	12,850	13,749,500

Iron/Steel—1.6%
ArcelorMittal,
5.125%, 6/1/20	15,250	13,840,900
10.60%, 6/1/19	2,850	3,088,687

		16,929,587

Leisure Time—0.4%
NCL Corp., Ltd.,
5.00%, 2/15/18	4,699	4,781,233

Machinery-Diversified—1.2%
Case New Holland Industrial, Inc.,
7.875%, 12/1/17	6,250	6,625,000
CNH Industrial Capital LLC,
3.25%, 2/1/17	6,222	6,136,447

		12,761,447

Media—5.3%
AMC Networks, Inc.,
7.75%, 7/15/21	1,000	1,062,600
Cablevision Systems Corp.,
7.75%, 4/15/18	21,395	21,395,000
8.625%, 9/15/17	6,500	6,792,500
CCO Holdings LLC,
7.00%, 1/15/19	5,723	5,844,614
7.375%, 6/1/20	4,750	4,945,700
CSC Holdings LLC,
7.625%, 7/15/18	3,657	3,848,992
7.875%, 2/15/18	1,743	1,838,865
DISH DBS Corp.,
4.25%, 4/1/18	9,345	9,099,694
4.625%, 7/15/17	2,146	2,147,395

		56,975,360

Mining—0.9%
Alcoa, Inc.,
6.75%, 7/15/18	8,900	9,600,875

Miscellaneous Manufacturing—1.7%
LSB Industries, Inc.,
7.75%, 8/1/19	18,975	18,097,406

Oil, Gas & Consumable Fuels—4.9%
AmeriGas Partners L.P.,
6.25%, 8/20/19	20,685	20,943,562
Light Tower Rentals, Inc. (a)(c),
8.125%, 8/1/19	10,000	6,900,000
NGL Energy Partners LP,
5.125%, 7/15/19	26,961	24,669,315

		52,512,877

	Principal Amount (000s)	Value
Pharmaceuticals—3.4%
Valeant Pharmaceuticals International, Inc. (a)(c),
5.375%, 3/15/20	$4,500	$4,384,687
7.00%, 10/1/20	31,808	32,523,680

		36,908,367

Pipelines—5.0%
Crestwood Midstream Partners L.P.,
6.00%, 12/15/20	2,635	2,378,087
Sabine Pass LNG L.P.,
7.50%, 11/30/16	31,860	32,736,150
SemGroup Corp.,
7.50%, 6/15/21	4,430	4,186,350
Targa Resources Partners L.P. (a)(c),
5.00%, 1/15/18	14,910	14,276,325

		53,576,912

Real Estate—0.3%
Realogy Group LLC (a)(c),
7.625%, 1/15/20	2,600	2,723,500

Real Estate Investment Trust—0.5%
Equinix, Inc.,
4.875%, 4/1/20	4,902	5,012,295

Retail—3.8%
Dollar Tree, Inc. (a)(c),
5.25%, 3/1/20	17,250	17,774,400
GameStop Corp. (a)(c),
5.50%, 10/1/19	17,390	17,982,129
Sally Holdings LLC,
6.875%, 11/15/19	4,641	4,838,243

		40,594,772

Software—1.2%
ACI Worldwide, Inc. (a)(c),
6.375%, 8/15/20	12,700	13,303,250

Telecommunications—11.7%
Frontier Communications Corp.,
7.125%, 3/15/19	5,900	5,808,550
8.875%, 9/15/20 (a)(c)	16,600	16,309,500
Intelsat Jackson Holdings S.A.,
7.25%, 4/1/19	22,810	21,469,912
Sprint Capital Corp.,
6.90%, 5/1/19	21,850	19,282,625
Sprint Communications, Inc.,
8.375%, 8/15/17	1,537	1,536,216
T-Mobile USA, Inc.,
6.464%, 4/28/19	47,939	48,897,780
ViaSat, Inc.,
6.875%, 6/15/20	5,179	5,444,424
Windstream Services LLC,
7.875%, 11/1/17	6,250	6,503,938

		125,252,945

Transportation—0.2%
AWAS Aviation Capital Ltd. (a)(c),
7.00%, 10/17/16	1,779	1,785,932

Total Corporate Bonds & Notes
(cost—$925,821,081)		891,740,001

Senior Loans (a)(b)—10.2%
Commercial Services & Supplies—4.5%
Asurion LLC,
5.00%, 5/24/19, Term B1	4,706	4,495,540
5.00%, 8/4/22, Term B4	7,481	7,109,529
8.50%, 3/3/21, 2nd Lien	40,000	36,330,000

		47,935,069

Diversified Telecommunication Services—1.1%
Level 3 Financing, Inc.,
4.00%, 8/1/19, Term B	7,400	7,400,000
4.00%, 1/15/20, Term B	5,000	4,994,375

		12,394,375

	Principal Amount (000s)	Value
Financial Services—1.4%
Delos Finance Sarl, Term B,
3.50%, 3/6/21	$15,000	$15,001,560

Real Estate Investment Trust—1.8%
Communications Sales & Leasing, Inc., Term B,
5.00%, 10/24/22	20,449	19,196,264

Specialty Retail—1.4%
J Crew Group, Inc., Term B,
4.00%, 3/5/21	6,436	4,994,943
PetSmart, Inc., Term B,
4.25%, 3/11/22	9,975	9,973,963

		14,968,906

Total Senior Loans (cost—$116,281,949)		109,496,174

Repurchase Agreements—5.8%
State Street Bank and Trust Co., dated 9/30/15, 0.00%, due 10/1/15, proceeds $62,119,000; collateralized by U.S. Treasury Notes, 1.875%, due 11/30/21, valued at $63,363,188 including accrued interest
(cost—$62,119,000)	62,119	62,119,000

Total Investments (cost—$1,104,222,030)—99.3%		1,063,355,175

Other assets less liabilities—0.7%		7,562,719

Net Assets—100.0%		$1,070,917,894

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $335,877,576, representing 31.4% of net assets.

(b) These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on September 30, 2015.

(c) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d) Variable or Floating Rate Security—Security with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on September 30, 2015.

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	179

Schedule of Investments

September 30, 2015

AllianzGI Structured Return Fund

	Shares	Value
Exchange-Traded Funds—89.3%
SPDR S&P 500 (a) (cost—$72,692,631)	358,000	$68,603,540

	Principal Amount (000s)
Repurchase Agreements—20.5%
State Street Bank and Trust Co., dated 9/30/15, 0.00%, due 10/1/15, proceeds $15,777,000; collateralized by U.S. Treasury Notes, 2.00%, due 10/31/21, valued at $16,096,731 including accrued interest
(cost—$15,777,000)	$15,777	15,777,000

	Contracts
Options Purchased (b)(c)— 0.6%
Call Options—0.0%
S&P 500 Index,
strike price $1,980.00, expires 10/2/15	10	325
strike price $2,300.00, expires 10/2/15	70	1,511
strike price $2,300.00, expires 10/9/15	63	751
strike price $2,225.00, expires 10/16/15	62	465
strike price $2,200.00, expires 10/23/15	30	336
strike price $2,250.00, expires 10/23/15	22	334
strike price $2,300.00, expires 10/23/15	41	513
strike price $2,250.00, expires 10/30/15	80	515
strike price $2,100.00, expires 12/4/15	10	3,225

		7,975

Put Options—0.6%
S&P 500 Index,
strike price $1,300.00, expires 10/2/15	315	2,362
strike price $1,450.00, expires 10/2/15	200	1,500
strike price $1,500.00, expires 10/2/15	55	688
strike price $1,890.00, expires 10/2/15	20	16,700
strike price $1,900.00, expires 10/2/15	10	11,300
strike price $1,910.00, expires 10/2/15	10	14,650
strike price $1,890.00, expires 10/6/15	10	11,633
strike price $1,890.00, expires 10/7/15	15	19,994
strike price $1,250.00, expires 10/9/15	20	150
strike price $1,300.00, expires 10/9/15	90	675
strike price $1,325.00, expires 10/9/15	325	2,437
strike price $1,350.00, expires 10/9/15	20	150
strike price $1,375.00, expires 10/9/15	35	438
strike price $1,890.00, expires 10/9/15	35	71,050
strike price $1,900.00, expires 10/9/15	10	24,550
strike price $1,890.00, expires 10/13/15	10	20,630

	Principal Amount (000s)
strike price $1,250.00, expires 10/16/15	40	$500
strike price $1,300.00, expires 10/16/15	280	6,300
strike price $1,875.00, expires 10/16/15	20	42,900
strike price $1,900.00, expires 10/16/15	15	48,225
strike price $1,250.00, expires 10/23/15	80	3,000
strike price $1,875.00, expires 10/23/15	41	122,385
strike price $1,880.00, expires 10/23/15	20	62,800
strike price $1,200.00, expires 10/30/15	42	1,890
strike price $1,250.00, expires 10/30/15	20	850

		487,757

Total Options Purchased (cost—$661,470)		495,732

Total Investments, before options written (cost—$89,131,101)—110.4%		84,876,272

Options Written (b)(c)—(6.4)%
Call Options—(5.5)%
S&P 500 Index,
strike price $1,825.00, expires 10/2/15	60	(527,100)
strike price $2,010.00, expires 10/2/15	20	(150)
strike price $1,775.00, expires 10/9/15	31	(431,055)
strike price $1,805.00, expires 10/16/15	62	(717,030)
strike price $1,795.00, expires 10/23/15	30	(387,450)
strike price $1,825.00, expires 10/23/15	22	(226,270)
strike price $1,875.00, expires 10/23/15	41	(269,165)
strike price $1,760.00, expires 10/30/15	20	(335,700)
strike price $1,790.00, expires 10/30/15	60	(816,000)
strike price $2,180.00, expires 12/4/15	40	(1,600)
SPX Volatility Index,
strike price $1,750.00, expires 10/9/15	32	(522,880)

		(4,234,400)

Put Options—(0.9)%
S&P 500 Index,
strike price $1,705.00, expires 10/2/15	10	(100)
strike price $1,715.00, expires 10/2/15	10	(100)
strike price $1,800.00, expires 10/2/15	26	(520)
strike price $1,810.00, expires 10/2/15	15	(413)
strike price $1,820.00, expires 10/2/15	30	(3,450)
strike price $1,830.00, expires 10/2/15	26	(1,560)
strike price $1,840.00, expires 10/2/15	20	(1,900)
strike price $1,860.00, expires 10/2/15	60	(14,700)

	Principal Amount (000s)
strike price $1,870.00, expires 10/2/15	20	$(13,200)
strike price $1,845.00, expires 10/6/15	20	(7,998)
strike price $1,845.00, expires 10/7/15	30	(15,293)
strike price $1,700.00, expires 10/9/15	10	(775)
strike price $1,705.00, expires 10/9/15	10	(825)
strike price $1,725.00, expires 10/9/15	25	(2,625)
strike price $1,750.00, expires 10/9/15	20	(3,000)
strike price $1,805.00, expires 10/9/15	24	(11,520)
strike price $1,810.00, expires 10/9/15	40	(21,000)
strike price $1,820.00, expires 10/9/15	38	(24,510)
strike price $1,830.00, expires 10/9/15	25	(19,375)
strike price $1,840.00, expires 10/9/15	70	(64,750)
strike price $1,850.00, expires 10/9/15	20	(21,200)
strike price $1,835.00, expires 10/13/15	20	(17,872)
strike price $1,775.00, expires 10/16/15	40	(29,000)
strike price $1,800.00, expires 10/16/15	27	(25,785)
strike price $1,810.00, expires 10/16/15	21	(20,055)
strike price $1,820.00, expires 10/16/15	40	(41,200)
strike price $1,840.00, expires 10/16/15	30	(43,050)
strike price $1,770.00, expires 10/23/15	15	(14,100)
strike price $1,775.00, expires 10/23/15	25	(24,875)
strike price $1,795.00, expires 10/23/15	15	(18,675)
strike price $1,810.00, expires 10/23/15	40	(59,000)
strike price $1,825.00, expires 10/23/15	20	(34,900)
strike price $1,725.00, expires 10/30/15	30	(25,800)
strike price $1,730.00, expires 10/30/15	15	(12,075)
strike price $1,735.00, expires 10/30/15	15	(14,250)
strike price $1,650.00, expires 11/6/15	10	(6,000)
strike price $1,675.00, expires 11/6/15	22	(16,170)
strike price $1,800.00, expires 11/6/15	21	(44,940)
strike price $1,625.00, expires 11/13/15	20	(13,000)

		(689,561)

Total Options Written (premiums received—$7,717,110)		(4,923,961)

Total Investments, net of options written (cost—$81,413,991)—104.0%		79,952,311

Other liabilities in excess of other assets—(4.0)%		(3,090,750)

Net Assets—100.0%		$76,861,561

180	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2015

Notes to Schedule of Investments:

(a) All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(b) Non-income producing.

(c) Exchange traded-Chicago Board Options Exchange.

AllianzGI U.S. Equity Hedged Fund

	Shares	Value
Exchange-traded Funds—93.0%
SPDR S&P 500 (a) (cost—$14,695,830)	71,000	$13,605,730

	Principal Amount (000s)
Repurchase Agreements—2.3%
State Street Bank and Trust Co., dated 9/30/15, 0.00%, due 10/1/15, proceeds $342,000; collateralized by U.S. Treasury Notes, 2.00%, due 10/31/21, valued at $348,925 including accrued interest
(cost—$342,000)	$342	342,000

	Contracts
Options Purchased (b)(c)— 4.9%
Call Options—0.0%
S&P 500 Index, strike price $2,200.00, expires 10/30/15	71	533

Put Options—4.9%
S&P 500 Index, strike price $1,350.00, expires 10/2/15	15	112
strike price $1,900.00, expires 10/2/15	10	11,300
strike price $1,350.00, expires 10/9/15	15	113
strike price $1,890.00, expires 10/9/15	15	30,450
strike price $1,880.00, expires 10/16/15	15	34,275
strike price $1,900.00, expires 12/19/15	13	92,950
strike price $1,800.00, expires 12/31/15	12	55,140
strike price $1,875.00, expires 1/15/16	6	44,190
strike price $1,900.00, expires 1/15/16	7	57,680
strike price $1,900.00, expires 3/31/16	13	145,405
strike price $1,875.00, expires 6/17/16	6	76,200
strike price $1,900.00, expires 6/17/16	7	95,830
strike price $1,700.00, expires 9/30/16	7	67,340

		710,985

Total Options Purchased (cost—$732,438)		711,518

Total Investments, before options written (cost—$15,770,268)—100.2%		14,659,248

Options Written (b)(c)—(0.6)%
Call Options—(0.2)%
S&P 500 Index, strike price $2,050.00, expires 10/30/15	71	(23,785)

Put Options—(0.4)%
S&P 500 Index, strike price $1,855.00, expires 10/2/15	20	(3,850)
strike price $1,835.00, expires 10/9/15	30	(25,350)
strike price $1,830.00, expires 10/16/15	30	(35,100)

		(64,300)

Total Options Written (premiums received—$106,405)		(88,085)

Value
Total Investments, net of options written (cost—$15,663,863)—99.6%	$14,571,163

Other assets less other liabilities—0.4%	51,860

Net Assets—100.0%	$14,623,023

Notes to Schedule of Investments:

(a) All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(b) Non-income producing.

(c) Exchange traded-Chicago Board Options Exchange.

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	181

Schedule of Investments

September 30, 2015

AllianzGI U.S. Small-Cap Growth Fund

	Shares	Value
Common Stock—95.4%
Air Freight & Logistics—1.7%
Echo Global Logistics, Inc. (a)	11,665	$228,634
Forward Air Corp.	6,059	251,388
XPO Logistics, Inc. (a)	6,428	153,179

		633,201

Auto Components—0.9%
Motorcar Parts of America, Inc. (a)	10,498	329,007

Banks—6.7%
Bank of the Ozarks, Inc.	10,655	466,263
Cathay General Bancorp	14,124	423,155
Eagle Bancorp, Inc. (a)	6,628	301,574
PrivateBancorp, Inc.	13,216	506,569
South State Corp.	4,758	365,748
Western Alliance Bancorp (a)	13,393	411,299

		2,474,608

Biotechnology—6.2%
AMAG Pharmaceuticals, Inc. (a)	2,765	109,853
BioSpecifics Technologies Corp. (a)	4,261	185,524
Cepheid (a)	6,007	271,516
Eagle Pharmaceuticals, Inc. (a)	5,008	370,742
Esperion Therapeutics, Inc. (a)	3,431	80,937
Ligand Pharmaceuticals, Inc., Class B (a)	4,911	420,627
Prothena Corp. PLC (a)	2,520	114,257
Repligen Corp. (a)	8,995	250,511
Sage Therapeutics, Inc. (a)	3,008	127,299
Synergy Pharmaceuticals, Inc. (a)	29,146	154,474
Ultragenyx Pharmaceutical, Inc. (a)	2,022	194,739

		2,280,479

Building Products—2.5%
American Woodmark Corp. (a)	4,442	288,153
Builders FirstSource, Inc. (a)	25,308	320,905
PGT, Inc. (a)	24,781	304,311

		913,369

Capital Markets—1.8%
Cowen Group, Inc., Class A (a)	66,296	302,310
HFF, Inc., Class A	10,303	347,829

		650,139

Chemicals—1.1%
Ferro Corp. (a)	19,973	218,704
PolyOne Corp.	6,618	194,172

		412,876

Commercial Services & Supplies—0.7%
Knoll, Inc.	11,397	250,506

Construction Materials—1.2%
U.S. Concrete, Inc. (a)	8,985	429,393

Distributors—1.0%
Core-Mark Holding Co., Inc.	5,505	360,302

Diversified Telecommunication Services—2.3%
8x8, Inc. (a)	35,045	289,822
inContact, Inc. (a)	28,647	215,139
Vonage Holdings Corp. (a)	60,154	353,706

		858,667

Electronic Equipment, Instruments & Components—0.7%
Orbotech Ltd. (a)	16,938	261,692

Food & Staples Retailing—0.3%
United Natural Foods, Inc. (a)	2,069	100,367

	Shares	Value
Health Care Equipment & Supplies—5.0%
Cynosure, Inc., Class A (a)	10,062	$302,262
Globus Medical, Inc., Class A (a)	14,006	289,364
Inogen, Inc. (a)	9,541	463,216
K2M Group Holdings, Inc. (a)	14,814	275,540
LDR Holding Corp. (a)	9,034	311,944
Vascular Solutions, Inc. (a)	6,209	201,234

		1,843,560

Health Care Providers & Services—7.1%
Acadia Healthcare Co., Inc. (a)	8,304	550,306
Adeptus Health, Inc., Class A (a)	5,252	424,151
Amsurg Corp. (a)	6,266	486,931
BioTelemetry, Inc. (a)	18,527	226,770
HealthSouth Corp.	7,102	272,504
Providence Service Corp. (a)	6,279	273,639
Team Health Holdings, Inc. (a)	7,195	388,746

		2,623,047

Health Care Technology—0.8%
Omnicell, Inc. (a)	9,852	306,397

Hotels, Restaurants & Leisure—6.4%
Cheesecake Factory, Inc.	7,346	396,390
Diamond Resorts International, Inc. (a)	11,686	273,336
La Quinta Holdings, Inc. (a)	17,903	282,509
Marriott Vacations Worldwide Corp.	5,790	394,531
Penn National Gaming, Inc. (a)	6,823	114,490
Six Flags Entertainment Corp.	5,639	258,153
Sonic Corp.	11,578	265,715
Texas Roadhouse, Inc.	9,745	362,514

		2,347,638

Household Durables—4.3%
Helen of Troy Ltd. (a)	3,633	324,427
Installed Building Products, Inc. (a)	12,231	309,200
LGI Homes, Inc. (a)	12,132	329,869
Libbey, Inc.	7,501	244,608
Ryland Group, Inc.	9,468	386,578

		1,594,682

Insurance—3.0%
AMERISAFE, Inc.	8,467	421,064
Hanover Insurance Group, Inc.	5,322	413,519
National General Holdings Corp.	13,951	269,115

		1,103,698

Internet Software & Services—2.5%
Endurance International Group Holdings, Inc. (a)	13,680	182,765
Monster Worldwide, Inc. (a)	34,207	219,609
SPS Commerce, Inc. (a)	4,374	296,951
Wix.com Ltd. (a)	11,965	208,430

		907,755

IT Services—3.2%
Convergys Corp.	16,250	375,538
Euronet Worldwide, Inc. (a)	6,069	449,652
MAXIMUS, Inc.	6,239	371,595

		1,196,785

Life Sciences Tools & Services—3.7%
Albany Molecular Research, Inc. (a)	17,951	312,706
Cambrex Corp. (a)	8,072	320,297
ICON PLC (a)	6,136	435,472
PAREXEL International Corp. (a)	4,982	308,486

		1,376,961

Machinery—0.6%
Middleby Corp. (a)	2,212	232,680

	Shares	Value
Metals & Mining—1.0%
Kaiser Aluminum Corp.	4,568	$366,582

Multi-line Retail—0.8%
Burlington Stores, Inc. (a)	5,718	291,847

Oil, Gas & Consumable Fuels—2.6%
Diamondback Energy, Inc. (a)	3,393	219,188
Matador Resources Co. (a)	10,822	224,448
Synergy Resources Corp. (a)	16,619	162,866
Teekay Tankers Ltd., Class A	48,285	333,167

		939,669

Pharmaceuticals—6.1%
ANI Pharmaceuticals, Inc. (a)	5,394	213,117
Depomed, Inc. (a)	12,864	242,486
Horizon Pharma PLC (a)	11,769	233,262
Impax Laboratories, Inc. (a)	7,268	255,906
Intersect ENT, Inc. (a)	13,073	305,908
Intra-Cellular Therapies, Inc. (a)	6,594	264,024
Phibro Animal Health Corp., Class A	15,520	490,898
Supernus Pharmaceuticals, Inc. (a)	17,718	248,583

		2,254,184

Professional Services—1.5%
ICF International, Inc. (a)	6,939	210,876
Kforce, Inc.	12,515	328,894

		539,770

Real Estate Management & Development—1.5%
Kennedy-Wilson Holdings, Inc.	11,363	251,918
Marcus & Millichap, Inc. (a)	6,210	285,598

		537,516

Semiconductors & Semiconductor Equipment—3.8%
Cypress Semiconductor Corp.	25,730	219,220
Inphi Corp. (a)	10,967	263,647
Kulicke & Soffa Industries, Inc. (a)	20,035	183,921
MaxLinear, Inc., Class A (a)	23,814	296,246
Synaptics, Inc. (a)	1,713	141,254
Tower Semiconductor Ltd. (a)	22,840	293,951

		1,398,239

Software—9.4%
ACI Worldwide, Inc. (a)	16,343	345,164
Cadence Design Systems, Inc. (a)	15,435	319,196
Callidus Software, Inc. (a)	22,941	389,768
Guidewire Software, Inc. (a)	5,617	295,342
Mentor Graphics Corp.	15,146	373,046
Proofpoint, Inc. (a)	5,216	314,629
PTC, Inc. (a)	6,015	190,916
Synchronoss Technologies, Inc. (a)	4,936	161,901
Take-Two Interactive Software, Inc. (a)	12,390	355,965
Ultimate Software Group, Inc. (a)	2,421	433,383
Verint Systems, Inc. (a)	6,028	260,108

		3,439,418

Technology Hardware, Storage & Peripherals—0.9%
Electronics for Imaging, Inc. (a)	7,938	343,557

Thrifts & Mortgage Finance—1.2%
LendingTree, Inc. (a)	4,654	432,962

Trading Companies & Distributors—1.7%
Air Lease Corp.	7,927	245,103
Aircastle Ltd.	18,747	386,375

		631,478

182	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2015

	Shares	Value
Transportation Infrastructure—1.2%
Macquarie Infrastructure Corp.	5,790	$432,281

Total Common Stock (cost—$30,879,516)		35,095,312

	Principal Amount (000s)
Repurchase Agreements—6.0%
State Street Bank and Trust Co., dated 9/30/15, 0.00%, due 10/1/15, proceeds $2,189,000; collateralized by U.S. Treasury Notes, 1.875%, due 11/30/21, valued at $2,235,750 including accrued interest
(cost—$2,189,000)	$2,189	2,189,000

Total Investments (cost—$33,068,516)—101.4%		37,284,312

Liabilities in excess of other assets—(1.4)%		(524,694)

Net Assets—100.0%		$36,759,618

Notes to Schedule of Investments:

(a) Non-income producing.

AllianzGI Ultra Micro Cap Fund

	Shares	Value
Common Stock—95.9%
Air Freight & Logistics—0.5%
Radiant Logistics, Inc. (a)	99,842	$445,295

Auto Components—1.5%
Motorcar Parts of America, Inc. (a)	43,723	1,370,279

Banks—4.6%
Franklin Financial Network, Inc. (a)	40,693	909,489
Heritage Commerce Corp.	72,645	823,794
Park Sterling Corp.	100,099	680,673
Preferred Bank	29,484	931,694
Southwest Bancorp, Inc.	57,161	938,012

		4,283,662

Biotechnology—9.2%
Anthera Pharmaceuticals, Inc. (a)	69,094	420,783
BioSpecifics Technologies Corp. (a)	17,770	773,706
Cancer Genetics, Inc. (a)	58,548	457,845
Cara Therapeutics, Inc. (a)	46,763	668,243
Catalyst Pharmaceuticals, Inc. (a)	176,985	530,955
Chiasma, Inc.	14,122	280,745
Concert Pharmaceuticals, Inc. (a)	36,726	689,347
Eagle Pharmaceuticals, Inc. (a)	22,073	1,634,064
Fate Therapeutics, Inc. (a)	83,710	446,174
La Jolla Pharmaceutical Co. (a)	20,434	567,861
Pfenex, Inc. (a)	39,854	598,209
Repligen Corp. (a)	50,372	1,402,860

		8,470,792

Building Products—1.9%
Patrick Industries, Inc. (a)	45,393	1,792,570

Chemicals—0.7%
American Vanguard Corp.	59,564	688,560

Communications Equipment—1.1%
ShoreTel, Inc. (a)	130,070	971,623

Construction & Engineering—0.8%
NV5 Holdings, Inc. (a)	39,424	731,709

Construction Materials—1.6%
U.S. Concrete, Inc. (a)	30,572	1,461,036

Diversified Consumer Services—2.0%
Cambium Learning Group, Inc. (a)	108,120	515,732
Carriage Services, Inc.	63,745	1,376,255

		1,891,987

Diversified Telecommunication Services—2.1%
8x8, Inc. (a)	99,753	824,957
inContact, Inc. (a)	145,719	1,094,350

		1,919,307

Electrical Equipment—0.7%
LSI Industries, Inc.	75,399	636,368

Energy Equipment & Services—0.5%
Independence Contract Drilling, Inc. (a)	95,263	474,410

Food Products—1.7%
John B Sanfilippo & Son, Inc.	30,708	1,574,092

Health Care Equipment & Supplies—11.5%
AtriCure, Inc. (a)	44,735	980,144
Avinger, Inc. (a)	34,956	514,203
Cardiovascular Systems, Inc. (a)	30,119	477,085
Cynosure, Inc., Class A (a)	30,975	930,489

	Shares	Value
Inogen, Inc. (a)	36,683	$1,780,960
iRadimed Corp. (a)	31,272	761,786
LeMaitre Vascular, Inc.	86,584	1,055,459
Rockwell Medical, Inc. (a)	66,270	510,942
RTI Surgical, Inc. (a)	147,242	836,334
SurModics, Inc. (a)	34,133	745,465
Trinity Biotech PLC ADR	51,115	584,755
Vascular Solutions, Inc. (a)	43,964	1,424,873

		10,602,495

Health Care Providers & Services—6.3%
Aceto Corp.	49,141	1,348,920
BioTelemetry, Inc. (a)	90,819	1,111,625
Cross Country Healthcare, Inc. (a)	85,915	1,169,303
Nobilis Health Corp. (a)	130,173	679,503
Providence Service Corp. (a)	23,163	1,009,444
RadNet, Inc. (a)	95,848	531,956

		5,850,751

Health Care Technology—0.7%
Imprivata, Inc. (a)	36,073	641,017

Hotels, Restaurants & Leisure—5.4%
Carrols Restaurant Group, Inc. (a)	100,670	1,197,973
Eldorado Resorts, Inc. (a)	64,888	585,290
Good Times Restaurants, Inc. (a)	97,355	608,469
Kona Grill, Inc. (a)	36,726	578,435
Papa Murphy’s Holdings, Inc. (a)	61,596	904,229
Rave Restaurant Group, Inc. (a)	59,404	506,716
Red Lion Hotels Corp. (a)	75,553	642,200

		5,023,312

Household Durables—2.9%
Century Communities, Inc. (a)	44,277	878,898
LGI Homes, Inc. (a)	49,614	1,349,005
Skullcandy, Inc. (a)	81,221	449,152

		2,677,055

Insurance—2.3%
Atlas Financial Holdings, Inc. (a)	56,452	1,044,362
Federated National Holding Co.	44,616	1,071,676

		2,116,038

Internet Software & Services—5.6%
Autobytel, Inc. (a)	76,924	1,290,016
GTT Communications, Inc. (a)	57,409	1,335,333
Internap Corp. (a)	98,942	606,515
Limelight Networks, Inc. (a)	237,051	452,767
Reis, Inc.	26,216	593,792
TechTarget, Inc. (a)	106,721	909,263

		5,187,686

IT Services—2.3%
Hackett Group, Inc.	96,885	1,332,169
Information Services Group, Inc.	204,776	800,674

		2,132,843

Leisure Equipment & Products—1.1%
Nautilus, Inc. (a)	66,413	996,195

Life Sciences Tools & Services—2.7%
Albany Molecular Research, Inc. (a)	84,194	1,466,660
NeoGenomics, Inc. (a)	176,340	1,010,428

		2,477,088

Machinery—1.2%
NN, Inc.	22,601	418,118
Xerium Technologies, Inc. (a)	53,316	692,042

		1,110,160

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	183

Schedule of Investments

September 30, 2015

	Shares	Value
Media—1.8%
Carmike Cinemas, Inc. (a)	38,576	$774,992
Entravision Communications Corp., Class A	128,408	852,629

		1,627,621

Metals & Mining—0.8%
Olympic Steel, Inc.	40,510	403,075
Real Industry, Inc. (a)	39,155	345,347

		748,422

Oil, Gas & Consumable Fuels—0.7%
Abraxas Petroleum Corp. (a)	34,582	44,265
Ring Energy, Inc. (a)	63,557	627,307

		671,572

Pharmaceuticals—5.1%
ANI Pharmaceuticals, Inc. (a)	24,492	967,679
Cempra, Inc. (a)	24,764	689,430
IGI Laboratories, Inc. (a)	135,025	883,063
Intersect ENT, Inc. (a)	34,751	813,173
Lipocine, Inc. (a)	35,542	420,462
Marinus Pharmaceuticals, Inc.	35,615	297,029
Supernus Pharmaceuticals, Inc. (a)	48,861	685,520

		4,756,356

Professional Services—1.4%
GP Strategies Corp. (a)	34,619	790,006
Willdan Group, Inc. (a)	48,116	487,896

		1,277,902

Road & Rail—1.4%
Covenant Transportation Group, Inc., Class A (a)	36,160	649,795
PAM Transportation Services, Inc. (a)	20,315	671,411

		1,321,206

Semiconductors & Semiconductor Equipment—3.2%
Cascade Microtech, Inc. (a)	44,880	634,603
MaxLinear, Inc., Class A (a)	110,392	1,373,277
Tower Semiconductor Ltd. (a)	72,946	938,815

		2,946,695

Software—4.6%
Attunity Ltd. (a)	78,892	1,078,454
ePlus, Inc. (a)	9,027	713,765
Park City Group, Inc. (a)	85,116	899,676
QAD, Inc., Class A	26,907	688,819
Telenav, Inc. (a)	109,694	856,710

		4,237,424

Specialty Retail—2.5%
Kirkland’s, Inc.	41,700	898,218
Sportsman’s Warehouse Holdings, Inc. (a)	77,133	950,279
Tilly’s, Inc., Class A (a)	64,250	472,880

		2,321,377

Technology Hardware, Storage & Peripherals—0.5%
USA Technologies, Inc. (a)	190,866	475,256

Textiles, Apparel & Luxury Goods—0.6%
Cherokee, Inc.	37,688	584,918

Thrifts & Mortgage Finance—1.6%
LendingTree, Inc. (a)	15,370	1,429,871

Wireless Telecommunication Services—0.8%
Boingo Wireless, Inc. (a)	88,839	735,587

Total Common Stock (cost—$71,994,151)		88,660,537

	Principal Amount (000s)	Value
Repurchase Agreements—4.4%
State Street Bank and Trust Co., dated 9/30/15, 0.00%, due 10/1/15, proceeds $4,106,000; collateralized by U.S. Treasury Notes, 1.875%, due 11/30/21, valued at $4,192,031 including accrued interest
(cost—$4,106,000)	$4,106	$4,106,000

Total Investments (cost—$76,100,151)—100.3%		92,766,537

Liabilities in excess of other assets—(0.3)%		(316,417)

Net Assets—100.0%		$92,450,120

Notes to Schedule of Investments:

(a) Non-income producing.

Glossary:

ADR—American Depositary Receipt

184	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

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See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	185

Statements of Assets and Liabilities

September 30, 2015

	AllianzGI Retirement 2015	AllianzGI Retirement 2020	AllianzGI Retirement 2025	AllianzGI Retirement 2030	AllianzGI Retirement 2035
Assets:
Investments, at value	$1,301,406	$3,155,538	$3,410,538	$3,433,918	$2,772,800
Investments in Affiliates, at value	29,124,623	62,809,103	63,597,741	63,956,796	50,567,178
Repurchase agreements, at value	1,902,000	3,183,000	2,867,000	1,704,000	1,503,000
Cash	—	—	—	—	—
Receivable for Fund shares sold	94,409	133,285	350,493	139,149	266,277
Receivable from broker	56,889	77,495	54,908	30,280	37,935
Deposits with brokers for derivatives collateral	30,833	73,605	97,621	123,443	124,073
Dividends receivable from Affiliates	30,084	63,179	51,472	44,427	27,137
Receivable for variation margin on futures contracts	4,151	10,793	14,114	18,266	18,266
Receivable from Investment Manager	1,797	—	—	—	—
Investments in Affiliated Funds — Trustee Deferred Compensation Plan (see Note 5)	386	797	843	839	673
Receivable for investments in Affiliates sold	—	—	431,925	724,553	—
Dividends and interest receivable (net of foreign withholding taxes)	—	—	—	—	—
Unrealized appreciation of forward foreign currency contracts	—	—	—	—	—
Prepaid expenses and other assets	—	—	—	—	—
Total Assets	32,546,578	69,506,795	70,876,655	70,175,671	55,317,339
Liabilities:
Payable for investments in Affiliates purchased	1,444,095	2,268,470	2,378,745	1,472,079	675,754
Payable for Fund shares redeemed	1,801	996	6,553	86,749	172,924
Payable to custodian for cash overdraft	56,099	76,866	54,054	29,551	37,114
Payable for variation margin on futures contracts	—	—	—	—	—
Servicing fees payable	2,187	6,723	5,789	5,272	4,341
Distribution fees payable	837	1,037	665	1,349	700
Trustees Deferred Compensation Plan payable (see Note 5)	386	797	843	839	673
Administration fees payable	—	3,805	2,602	774	491
Accrued expenses and other liabilities	—	—	—	—	—
Total Liabilities	1,505,405	2,358,694	2,449,251	1,596,613	891,997
Net Assets	$31,041,173	$67,148,101	$68,427,404	$68,579,058	$54,425,342
Net Assets Consist of:
Paid-in-capital	$31,686,490	$70,141,604	$71,576,085	$71,609,148	$57,041,218
Undistributed net investment income	677,409	1,144,360	1,212,132	1,123,325	828,736
Accumulated net realized gain (loss)	(371,120)	(1,568,634)	(1,434,343)	(1,054,057)	(732,492)
Net unrealized depreciation	(951,606)	(2,569,229)	(2,926,470)	(3,099,358)	(2,712,120)
Net Assets	$31,041,173	$67,148,101	$68,427,404	$68,579,058	$54,425,342
Cost of Investments	$1,297,150	$3,282,288	$3,604,378	$3,585,154	$2,920,175
Cost of Investments in Affiliates	$30,084,636	$65,262,375	$66,344,485	$66,923,184	$53,150,189
Cost of Repurchase Agreements	$1,902,000	$3,183,000	$2,867,000	$1,704,000	$1,503,000

186	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2040	AllianzGI Retirement 2045	AllianzGI Retirement 2050	AllianzGI Retirement 2055	AllianzGI Retirement Income	AllianzGI Global Allocation	AllianzGI Global Dynamic Allocation

$2,338,340	$1,226,384	$1,086,533	$242,808	$476,059	$28,701,809	$1,004,314
41,052,261	22,921,389	20,353,338	5,782,018	22,881,138	258,464,255	4,957,214
608,000	295,000	283,000	—	821,000	11,395,000	1,425,000
—	—	927	45,007	—	99	438
812,257	572,243	520,013	45,814	6,346	220,679	945
31,883	3,080	—	—	17,311	—	—
112,542	76,291	73,605	30,583	21,319	3,253,498	141,510
11,128	6,059	3,853	1,221	34,607	132,304	4,868
17,435	11,624	10,793	4,151	2,491	533,424	25,323
834	435	1,313	—	1,711	29,730	24,757
541	312	264	99	313	2,465	97
—	—	—	36,882	—	8,021,069	—
—	—	—	—	—	37,422	3,698
—	—	—	—	—	54,881	—
—	—	—	—	—	49,519	23,481
44,985,221	25,112,817	22,333,639	6,188,583	24,262,295	310,896,154	7,611,645

154,435	57,547	37,787	1,105	521,785	87,716	4,868
10,023	5,597	4,559	1,480	17,036	248,116	30
31,741	2,114	—	—	16,958	—	—
—	—	—	—	—	15,674	4,067
3,224	2,232	1,217	336	2,138	24,232	531
754	282	621	204	2,183	32,687	1,037
541	312	264	99	313	2,465	97
—	—	—	26	—	—	—
—	—	—	—	—	181,921	65,529
200,718	68,084	44,448	3,250	560,413	592,811	76,159
$44,784,503	$25,044,733	$22,289,191	$6,185,333	$23,701,882	$310,303,343	$7,535,486

$46,662,536	$26,026,867	$22,852,770	$6,366,081	$24,439,246	$305,923,193	$7,400,204
522,318	300,931	207,166	69,080	103,613	20,248	37,778
(240,158)	(48,839)	256,312	(14,005)	(77,231)	10,081,147	364,746
(2,160,193)	(1,234,226)	(1,027,057)	(235,823)	(763,746)	(5,721,245)	(267,242)
$44,784,503	$25,044,733	$22,289,191	$6,185,333	$23,701,882	$310,303,343	$7,535,486
$2,484,483	$1,310,396	$1,151,209	$257,602	$480,662	$29,659,322	$1,023,699
$43,083,746	$24,083,227	$21,326,512	$6,007,198	$23,642,772	$263,772,093	$5,225,936
$608,000	$295,000	$283,000	$—	$821,000	$11,395,000	$1,425,000

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	187

Statements of Assets and Liabilities (cont’d)

September 30, 2015

	AllianzGI Retirement 2015	AllianzGI Retirement 2020	AllianzGI Retirement 2025	AllianzGI Retirement 2030	AllianzGI Retirement 2035
Net Assets:
Class A	$9,497,701	$30,401,417	$26,917,058	$22,694,909	$19,204,822
Class B	—	—	—	—	—
Class C	707,928	327,320	—	607,703	—
Class D	48,493	589,570	—	533,983	—
Class R	226,201	1,042,613	1,065,899	1,444,939	1,599,643
Class P	10,267,234	21,192,844	29,232,606	28,597,345	26,728,910
Institutional Class	—	—	—	—	—
Class R6	9,545,324	11,847,102	10,046,881	12,882,840	6,172,812
Administrative Class	748,292	1,747,235	1,164,960	1,817,339	719,155
Shares Issued and Outstanding:
Class A	518,963	1,680,513	1,694,454	1,204,362	1,162,661
Class B	—	—	—	—	—
Class C	39,040	18,167	—	32,492	—
Class D	2,620	32,381	—	28,155	—
Class R	12,273	57,613	67,335	76,502	97,051
Class P	554,535	1,155,682	1,825,957	1,493,812	1,603,835
Institutional Class	—	—	—	—	—
Class R6	514,753	644,984	626,768	671,280	369,645
Administrative Class	40,555	95,917	73,001	95,331	43,316
Net Asset Value and Redemption Price Per Share:*
Class A	$18.30	$18.09	$15.89	$18.84	$16.52
Class B	—	—	—	—	—
Class C	18.13	18.02	—	18.70	—
Class D	18.51	18.21	—	18.97	—
Class R	18.43	18.10	15.83	18.89	16.48
Class P	18.52	18.34	16.01	19.14	16.67
Institutional Class	—	—	—	—	—
Class R6	18.54	18.37	16.03	19.19	16.70
Administrative Class	18.45	18.22	15.96	19.06	16.60

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

188	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2040	AllianzGI Retirement 2045	AllianzGI Retirement 2050	AllianzGI Retirement 2055	AllianzGI Retirement Income	AllianzGI Global Allocation	AllianzGI Global Dynamic Allocation

$13,551,264	$10,021,381	$4,862,907	$1,398,614	$6,005,446	$88,132,357	$1,324,012
—	—	—	—	—	485,291	—
202,165	—	148,005	—	2,988,373	51,321,966	1,193,539
221,386	—	205,022	—	938,290	2,315,563	78,642
1,272,138	464,111	607,458	216,919	238,157	16,462	152,484
16,996,341	10,649,548	7,750,408	1,761,532	5,449,849	2,068,953	53,114
—	—	—	—	—	74,023,648	4,714,549
12,052,860	3,563,487	8,109,941	2,591,806	8,057,864	91,912,442	—
488,349	346,206	605,450	216,462	23,903	26,661	19,146

711,628	599,694	259,806	87,279	346,348	8,027,237	73,612
—	—	—	—	—	43,172	—
10,674	—	7,991	—	174,102	4,610,066	67,693
11,599	—	10,898	—	53,809	211,889	4,394
67,076	27,878	32,511	13,586	13,287	1,506	8,546
882,361	632,266	408,620	108,929	309,981	188,500	2,956
—	—	—	—	—	6,814,879	261,674
624,428	211,000	426,248	159,768	468,226	8,469,241	—
25,512	20,654	32,082	13,459	1,358	2,369	1,068

$19.04	$16.71	$18.72	$16.02	$17.34	$10.98	$17.99
—	—	—	—	—	11.24	—
18.94	—	18.52	—	17.16	11.13	17.63
19.09	—	18.81	—	17.44	10.93	17.90
18.97	16.65	18.68	15.97	17.92	10.93	17.84
19.26	16.84	18.97	16.17	17.58	10.98	17.97
—	—	—	—	—	10.86	18.02
19.30	16.89	19.03	16.22	17.21	10.85	—
19.14	16.76	18.87	16.08	17.60	11.25	17.93

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	189

Statements of Assets and Liabilities (cont’d)

September 30, 2015

	AllianzGI Global Megatrends	AllianzGI Behavioral Advantage Large Cap	AllianzGI Best Styles Emerging Markets Equity	AllianzGI Best Styles Global Equity	AllianzGI Best Styles International Equity
Assets:
Investments, at value	$—	$19,335,967	$4,148,608	$279,613,660	$55,598,915
Investments in Affiliates, at value	2,766,652	—	—	2,667,230	218,207
Repurchase agreements, at value	—	395,000	497,000	4,802,000	2,852,000
Cash	71,486	441	31,651	418,082	3,781
Foreign currency, at value	—	—	41,719	4,129,303	120,899
Unrealized appreciation of forward foreign currency contracts	—	—	—	774	72
Dividends and interest receivable (net of foreign withholding taxes)	—	34,374	4,123	438,802	158,347
Receivable for investments sold	—	—	—	745	—
Swap premiums paid	—	—	—	—	—
Unrealized appreciation of OTC swaps	—	—	—	—	—
Deposits with brokers for derivatives collateral	—	—	71,426	1,198,303	—
Receivable for Fund shares sold	—	15,483	—	110,847	—
Receivable from Investment Manager	23,588	69,781	21,874	—	65,866
Deferred offering costs	27,973	—	14,467	—	14,258
Tax reclaims receivable	—	—	—	28,478	35,836
Dividends receivable from Affiliates	—	—	—	4,890	—
Investments in Affiliated Funds — Trustee Deferred Compensation Plan (see Note 5)	39	607	67	1,373	489
Receivable for variation margin on futures contracts	—	—	2,492	30,545	—
Prepaid expenses and other assets	5,296	30,480	4,737	19,697	5,438
Total Assets	2,895,034	19,882,133	4,838,164	293,464,729	59,074,108
Liabilities:
Payable for investments purchased	—	299,501	22	6,282,467	2,713,872
Payable for investments in Affiliates purchased	—	—	—	23,035	—
Payable for Fund shares redeemed	—	115,039	—	33,858	20,284
Payable to custodian for cash overdraft	—	—	—	—	—
Payable for variation margin on futures contracts	—	—	—	—	—
Investment management fees payable	8,727	—	—	14,204	—
Distribution fees payable	—	512	—	—	—
Servicing fees payable	2	2,125	—	1,897	—
Swap premiums received	—	—	—	—	—
Unrealized depreciation of forward foreign currency contracts	—	—	—	2,041	253
Unrealized depreciation of OTC swaps	—	—	—	—	—
Due to Investment Manager	27,973	—	14,467	—	14,258
Trustees Deferred Compensation Plan payable (see Note 5)	39	607	67	1,373	489
Accrued expenses and other liabilities	46,199	91,513	61,623	85,452	96,875
Total Liabilities	82,940	509,297	76,179	6,444,327	2,846,031
Net Assets	$2,812,094	$19,372,836	$4,761,985	$287,020,402	$56,228,077

190	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

AllianzGI Best Styles U.S. Equity	AllianzGI China Equity	AllianzGI Convertible	AllianzGI Emerging Markets Consumer	AllianzGI Emerging Markets Debt	AllianzGI Emerging Markets Small-Cap	AllianzGI Europe Equity Dividend

$85,274,513	$4,342,825	$2,131,548,540	$15,350,570	$25,631,610	$8,274,690	$2,174,061
345,841	471,449	—	—	—	—	694,492
2,344,000	—	78,090,000	716,000	2,571,000	152,000	102,000
100,737	—	708	601	5,141	563	1,814
1,814	15,497	—	34,747	8,525	82,619	2,359
—	—	—	28	—	—	14,415
102,621	1,232	6,787,089	21,567	406,329	26,920	3,867
573	239,158	18,844,361	68,831	1,300,000	94,153	1,708
—	—	—	—	12,879	—	—
—	—	—	—	43,663	—	—
150,000	—	—	—	40,000	—	—
1,138	200	1,330,541	—	—	—	—
—	35,866	—	42,266	28,786	49,530	30,141
13,269	—	—	9,894	—	10,011	31,480
—	—	—	892	—	—	1,070
—	—	—	—	—	—	696
893	99	30,374	172	369	77	38
—	—	—	—	—	—	—
5,993	33,760	77,541	4,675	22,724	4,498	5,552
88,341,392	5,140,086	2,236,709,154	16,250,243	30,071,026	8,695,061	3,063,693

17	38,683	3,824,244	537,292	1,201,746	69,617	5,281
—	—	—	—	—	—	466
—	—	10,741,725	—	—	—	—
—	163,106	—	—	—	—	—
10,953	—	—	—	—	—	—
2,903	—	1,087,113	—	—	—	—
—	68	67,125	—	6	—	7
—	373	134,387	8	4	129	4
—	—	—	—	159,865	—	—
—	10	—	84	2,971	28	2,203
—	—	—	—	37,882	—	—
13,269	—	—	9,894	—	10,011	31,480
893	99	30,374	172	369	77	38
61,592	61,132	876,422	74,611	82,911	73,034	67,184
89,627	263,471	16,761,390	622,061	1,485,754	152,896	106,663
$88,251,765	$4,876,615	$2,219,947,764	$15,628,182	$28,585,272	$8,542,165	$2,957,030

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	191

Statements of Assets and Liabilities (cont’d)

September 30, 2015

	AllianzGI Global Megatrends	AllianzGI Behavioral Advantage Large Cap	AllianzGI Best Styles Emerging Markets Equity	AllianzGI Best Styles Global Equity	AllianzGI Best Styles International Equity
Net Assets Consist of:
Paid-in-capital	$3,043,413	$17,796,614	$5,581,132	$294,882,679	$59,420,399
Undistributed (dividends in excess of) net investment income	2,029	215,914	132,728	1,928,740	838,345
Accumulated net realized gain (loss)	—	1,687,076	143,059	(806,492)	391,515
Net unrealized appreciation (depreciation)	(233,348)	(326,768)	(1,094,934)	(8,984,525)	(4,422,182)
Net Assets	$2,812,094	$19,372,836	$4,761,985	$287,020,402	$56,228,077
Cost of Investments	$—	$19,662,735	$5,244,187	$288,597,905	$60,000,688
Cost of Investments in Affiliates	$3,000,000	$—	$—	$2,670,803	$236,633
Cost of Repurchase Agreements	$—	$395,000	$497,000	$4,802,000	$2,852,000
Cost of Foreign Currency	$—	$—	$43,489	$4,135,751	$120,837
Net Assets:
Class A	$9,228	$853,453	$—	$32,382,944	$—
Class C	—	702,575	—	—	—
Class D	—	2,039,775	—	—	—
Class R	—	—	—	—	—
Class P	27,147	100,455	8,502	4,068,988	9,229
Institutional Class	2,775,719	15,676,578	8,510	365,728	9,236
Class R6	—	—	4,744,973	250,202,742	56,209,612
Administrative Class	—	—	—	—	—
Shares Issued and Outstanding:
Class A	667	45,636	—	2,218,443	—
Class C	—	38,613	—	—	—
Class D	—	110,068	—	—	—
Class R	—	—	—	—	—
Class P	1,959	5,351	667	277,158	667
Institutional Class	200,190	831,998	667	25,005	667
Class R6	—	—	371,584	17,024,339	4,057,397
Administrative Class	—	—	—	—	—
Net Asset Value and Redemption Price Per Share:*
Class A	$13.84	$18.70	$—	$14.60	$—
Class C	—	18.20	—	—	—
Class D	—	18.53	—	—	—
Class R	—	—	—	—	—
Class P	13.86	18.77	12.75	14.68	13.83
Institutional Class	13.87	18.84	12.76	14.63	13.84
Class R6	—	—	12.77	14.70	13.85
Administrative Class	—	—	—	—	—

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

192	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

AllianzGI Best Styles U.S. Equity	AllianzGI China Equity	AllianzGI Convertible	AllianzGI Emerging Markets Consumer	AllianzGI Emerging Markets Debt	AllianzGI Emerging Markets Small-Cap	AllianzGI Europe Equity Dividend

$92,963,731	$6,307,360	$2,022,031,376	$18,314,763	$31,654,133	$9,388,276	$3,244,324
831,056	134,161	2,879,517	103,218	(87,951)	74,640	(12,250)
(215,678)	(583,626)	158,757,511	(1,297,634)	(976,141)	(250,649)	(8,560)
(5,327,344)	(981,280)	36,279,360	(1,492,165)	(2,004,769)	(670,102)	(266,484)
$88,251,765	$4,876,615	$2,219,947,764	$15,628,182	$28,585,272	$8,542,165	$2,957,030
$90,522,918	$5,241,171	$2,095,269,180	$16,841,953	$27,638,916	$8,944,115	$2,416,101
$413,813	$554,383	$—	$—	$—	$—	$731,065
$2,344,000	$—	$78,090,000	$716,000	$2,571,000	$152,000	$102,000
$1,806	$15,497	$—	$34,734	$8,449	$83,425	$2,362

$—	$871,956	$465,079,849	$36,811	$9,351	$620,897	$9,059
—	110,921	101,326,247	—	9,279	—	10,574
—	762,995	60,855,469	—	—	—	—
—	—	1,591,882	—	—	—	—
25,124	15,810	160,997,501	—	9,366	—	22,150
1,770,163	3,114,933	1,428,098,499	15,591,370	28,557,276	7,921,268	2,915,247
86,456,478	—	—	—	—	—	—
—	—	1,998,317	—	—	—	—

—	57,036	14,474,480	3,006	692	44,227	667
—	7,139	3,146,618	—	687	—	782
—	49,184	1,893,735	—	—	—	—
—	—	49,628	—	—	—	—
1,771	985	5,020,111	—	693	—	1,628
124,626	202,064	44,602,216	1,269,431	2,113,539	562,722	214,173
6,084,620	—	—	—	—	—	—
—	—	62,169	—	—	—	—

$—	$15.29	$32.13	$12.24	$13.51	$14.04	$13.59
—	15.54	32.20	—	13.51	—	13.52
—	15.51	32.14	—	—	—	—
—	—	32.08	—	—	—	—
14.19	16.06	32.07	—	13.51	—	13.60
14.20	15.42	32.02	12.28	13.51	14.08	13.61
14.21	—	—	—	—	—	—
—	—	32.14	—	—	—	—

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	193

Statements of Assets and Liabilities (cont’d)

September 30, 2015

	AllianzGI Global Fundamental Strategy	AllianzGI Global Managed Volatility	AllianzGI Global Sustainability	AllianzGI Global Water	AllianzGI High Yield Bond
Assets:
Investments, at value	$16,968,139	$2,786,424	$2,738,050	$314,493,055	$311,932,440
Investments in Affiliates, at value	479,987	—	42,917	3,448,666	—
Repurchase agreements, at value	1,909,000	—	148,000	20,594,000	5,231,000
Cash	276	15,346	1,573	243	249
Foreign currency, at value	9,619	1,413	526	—	—
Unrealized appreciation of forward foreign currency contracts	1,923	—	—	—	—
Dividends and interest receivable (net of foreign withholding taxes)	111,172	11,475	2,276	338,981	7,743,096
Receivable for investments sold	9,435	—	—	4,906,301	—
Deposits with brokers for derivatives collateral	72,590	—	—	—	—
Receivable for Fund shares sold	2,000	—	—	426,010	110,931
Receivable from Investment Manager	9,313	29,178	15,651	—	—
Deferred offering costs	—	—	15,332	—	—
Tax reclaims receivable	11,045	2,817	1,541	424,212	—
Dividends receivable from Affiliates	—	—	—	—	—
Investments in Affiliated Funds — Trustee Deferred Compensation Plan (see Note 5)	275	34	38	4,404	4,660
Receivable for variation margin on futures contracts	—	—	—	—	—
Prepaid expenses and other assets	20,251	13,651	4,659	28,978	32,489
Total Assets	19,605,025	2,860,338	2,970,563	344,664,850	325,054,865
Liabilities:
Payable for investments purchased	—	—	—	4,623	—
Payable for Fund shares redeemed	—	—	—	960,767	378,363
Payable to custodian for cash overdraft	—	—	—	—	—
Payable to custodian for foreign currency overdraft	—	—	—	440	—
Payable for variation margin on futures contracts	12,570	—	—	—	—
Investment management fees payable	—	—	—	271,400	131,747
Distribution fees payable	6	191	—	43,741	11,795
Servicing fees payable	39	202	13	48,019	18,400
Unrealized depreciation of forward foreign currency contracts	11,291	—	—	—	—
Due to Investment Manager	—	—	15,332	—	—
Trustees Deferred Compensation Plan payable (see Note 5)	275	34	38	4,404	4,660
Accrued expenses and other liabilities	61,866	63,013	57,661	292,352	230,997
Total Liabilities	86,047	63,440	73,044	1,625,746	775,962
Net Assets	$19,518,978	$2,796,898	$2,897,519	$343,039,104	$324,278,903

194	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

AllianzGI International Growth	AllianzGI International Small-Cap	AllianzGI Micro Cap	AllianzGI Multi-Asset Real Return	AllianzGI NFJ Emerging Markets Value	AllianzGI NFJ Global Dividend Value	AllianzGI NFJ International Small-Cap Value

$2,353,347	$81,667,596	$49,322,079	$1,474,262	$7,896,547	$21,574,475	$11,287,191
538,614	24,798,084	374,507	2,845,384	—	—	303,485
—	5,519,000	2,665,000	—	—	1,664,000	—
24,671	324	862	70,990	—	41,631	—
3,076	332,585	—	9,069	119,633	27,781	4,230
—	—	—	—	30	—	2,036
2,878	160,073	3,016	3,891	20,001	37,458	46,984
—	—	185,774	—	235,490	149,873	4,069,856
—	—	—	157,155	—	—	—
—	305,757	34,646	1,000	—	6,008	15,000
11,521	—	—	22,961	65,631	—	30,914
22,779	—	—	—	—	—	—
1,115	81,768	—	32	5,841	3,771	13,835
—	—	—	—	—	—	1,423
38	1,403	563	67	107	468	220
—	—	—	14,766	—	—	—
5,039	23,198	12,766	14,152	13,020	19,282	49,466
2,963,078	112,889,788	52,599,213	4,613,729	8,356,300	23,524,747	15,824,640

—	193	309,004	—	163,244	1,005,585	95
—	62,766	35,309	2,134	—	960	5,549
—	—	—	—	88,297	—	3,403,974
—	—	—	—	—	—	—
—	—	—	15,028	—	—	—
—	48,923	33,528	—	—	175	—
—	1,731	—	48	64	3,226	804
3	3,706	2,562	48	270	3,191	1,166
—	—	—	—	—	—	4,169
22,779	—	—	—	—	—	—
38	1,403	563	67	107	468	220
55,601	217,889	74,360	62,078	99,711	75,028	66,684
78,421	336,611	455,326	79,403	351,693	1,088,633	3,482,661
$2,884,657	$112,553,177	$52,143,887	$4,534,326	$8,004,607	$22,436,114	$12,341,979

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	195

Statements of Assets and Liabilities (cont’d)

September 30, 2015

	AllianzGI Global Fundamental Strategy	AllianzGI Global Managed Volatility	AllianzGI Global Sustainability	AllianzGI Global Water	AllianzGI High Yield Bond
Net Assets Consist of:
Paid-in-capital	$19,817,444	$1,578,478	$3,078,028	$338,100,011	$366,044,226
Undistributed (dividends in excess of) net investment income	500,095	100,314	26,886	953,435	(1,943,464)
Accumulated net realized gain (loss)	117,437	1,095,822	(17,379)	(3,958,123)	(8,650,977)
Net unrealized appreciation (depreciation)	(915,998)	22,284	(190,016)	7,943,781	(31,170,882)
Net Assets	$19,518,978	$2,796,898	$2,897,519	$343,039,104	$324,278,903
Cost of Investments	$17,915,235	$2,760,759	$2,925,126	$306,491,928	$343,103,322
Cost of Investments in Affiliates	$423,912	$—	$45,855	$3,467,787	$—
Cost of Repurchase Agreements	$1,909,000	$—	$148,000	$20,594,000	$5,231,000
Cost of Foreign Currency	$9,625	$1,412	$530	$—	$—
Cost of Foreign Currency Overdraft due to Custodian	$—	$—	$—	$439	$—
Net Assets:
Class A	$140,244	$354,426	$62,417	$128,464,615	$34,150,912
Class C	10,111	308,891	—	69,699,853	17,866,092
Class D	41,351	368,560	—	32,023,270	32,709,278
Class R	—	—	—	—	1,125,695
Class P	10,320	13,263	9,411	82,846,528	63,324,216
Institutional Class	19,316,952	1,751,758	2,825,691	30,004,838	173,029,864
Class R6	—	—	—	—	—
Administrative Class	—	—	—	—	2,072,846
Shares Issued and Outstanding:
Class A	9,535	22,963	4,427	10,710,512	3,829,893
Class C	690	20,588	—	6,014,287	2,006,766
Class D	2,712	23,940	—	2,680,943	3,787,228
Class R	—	—	—	—	130,781
Class P	699	851	667	6,874,344	7,348,226
Institutional Class	1,307,166	112,356	200,000	2,522,461	20,028,083
Class R6	—	—	—	—	—
Administrative Class	—	—	—	—	243,238
Net Asset Value and Redemption Price Per Share:*
Class A	$14.71	$15.43	$14.10	$11.99	$8.92
Class C	14.66	15.00	—	11.59	8.90
Class D	15.25	15.39	—	11.94	8.64
Class R	—	—	—	—	8.61
Class P	14.77	15.59	14.12	12.05	8.62
Institutional Class	14.78	15.59	14.13	11.90	8.64
Class R6	—	—	—	—	—
Administrative Class	—	—	—	—	8.52

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

196	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

AllianzGI International Growth	AllianzGI International Small-Cap	AllianzGI Micro Cap	AllianzGI Multi-Asset Real Return	AllianzGI NFJ Emerging Markets Value	AllianzGI NFJ Global Dividend Value	AllianzGI NFJ International Small-Cap Value

$3,059,356	$97,414,490	$46,187,316	$5,340,304	$9,735,662	$22,997,181	$12,621,276
21,094	757,765	(422,029)	52,615	93,063	231,773	359,178
(11,272)	4,272,598	441,159	(195,199)	(490,548)	1,865,134	233,760
(184,521)	10,108,324	5,937,441	(663,394)	(1,333,570)	(2,657,974)	(872,235)
$2,884,657	$112,553,177	$52,143,887	$4,534,326	$8,004,607	$22,436,114	$12,341,979
$2,559,574	$74,130,832	$43,609,265	$1,423,438	$9,227,243	$24,230,776	$12,142,496
$516,832	$22,210,911	$149,880	$3,555,313	$—	$—	$316,370
$—	$5,519,000	$2,665,000	$—	$—	$1,664,000	$—
$3,089	$340,325	$—	$9,577	$120,330	$28,682	$4,217
$—	$—	$—	$—	$—	$—	$—

$10,335	$11,815,425	$15,305,247	$132,934	$206,923	$4,791,323	$1,656,396
—	2,836,722	—	77,194	103,470	5,036,056	1,250,338
—	2,361,884	—	21,350	997,437	776,653	2,545,913
—	100,407	—	—	—	—	—
—	36,377,421	2,264,026	8,891	9,144	1,123,498	47,287
2,874,322	59,061,318	34,574,614	4,293,957	6,687,633	10,708,584	6,832,335
—	—	—	—	—	—	9,710
—	—	—	—	—	—	—

732	342,186	1,093,664	10,343	16,769	287,230	91,055
—	83,572	—	6,073	8,405	305,897	69,808
—	67,559	—	1,653	80,027	45,955	139,826
—	2,950	—	—	—	—	—
—	1,054,611	161,185	688	734	66,854	2,570
203,157	1,656,817	2,450,938	332,251	536,336	644,245	369,586
—	—	—	—	—	—	525
—	—	—	—	—	—	—

$14.13	$34.53	$13.99	$12.85	$12.34	$16.68	$18.19
—	33.94	—	12.71	12.31	16.46	17.91
—	34.96	—	12.91	12.46	16.90	18.21
—	34.03	—	—	—	—	—
—	34.49	14.05	12.92	12.46	16.81	18.40
14.15	35.65	14.11	12.92	12.47	16.62	18.49
—	—	—	—	—	—	18.49
—	—	—	—	—	—	—

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	197

Statements of Assets and Liabilities (cont’d)

September 30, 2015

	AllianzGI NFJ International Value II	AllianzGI Short Duration High Income	AllianzGI Structured Return	AllianzGI U.S. Equity Hedged
Assets:
Investments, at value	$41,291,948	$1,001,236,175	$69,099,272	$14,317,248
Investments in Affiliates, at value	337,204	—	—	—
Repurchase agreements, at value	1,622,000	62,119,000	15,777,000	342,000
Cash	901	514	—	693
Foreign currency, at value	31,640	—	—	—
Unrealized appreciation of forward foreign currency contracts	2	—	—	—
Dividends and interest receivable (net of foreign withholding taxes)	135,126	17,907,962	359,634	73,374
Receivable for investments sold	210,173	5,119,000	2,269,877	57,434
Deposits with brokers for derivatives collateral	—	—	326,977	75,382
Receivable due from custodian	—	—	398	—
Receivable for Fund shares sold	—	3,878,225	63,561	—
Tax reclaims receivable	24,306	—	—	—
Dividends receivable from Affiliates	3,746	—	—	—
Investments in Affiliated Funds — Trustee Deferred Compensation Plan (see Note 5)	596	10,881	570	197
Prepaid expenses and other assets	12,733	65,062	12,286	11,367
Total Assets	43,670,375	1,090,336,819	87,909,575	14,877,695
Liabilities:
Payable for investments purchased	23,869	16,415,923	3,835,896	104,533
Payable for Fund shares redeemed	1,864	2,112,635	242,029	—
Payable to custodian for cash overdraft	—	—	1,927,429	—
Options written, at value	—	—	4,923,961	88,085
Investment management fees payable	7,062	382,950	38,061	3,223
Distribution fees payable	97	20,683	2,263	175
Servicing fees payable	83	60,747	4,297	356
Unrealized depreciation of forward foreign currency contracts	37	—	—	—
Trustees Deferred Compensation Plan payable (see Note 5)	596	10,881	570	197
Accrued expenses and other liabilities	77,341	415,106	73,508	58,103
Total Liabilities	110,949	19,418,925	11,048,014	254,672
Net Assets	$43,559,426	$1,070,917,894	$76,861,561	$14,623,023
Net Assets Consist of:
Paid-in-capital	$50,256,624	$1,126,680,704	$76,639,596	$15,480,650
Undistributed (dividends in excess of) net investment income	240,201	(3,080,314)	403,020	161,311
Accumulated net realized gain (loss)	(1,237,429)	(11,815,641)	1,280,625	73,762
Net unrealized appreciation (depreciation)	(5,699,970)	(40,866,855)	(1,461,680)	(1,092,700)
Net Assets	$43,559,426	$1,070,917,894	$76,861,561	$14,623,023
Cost of Investments	$46,950,819	$1,042,103,030	$73,354,101	$15,428,268
Cost of Investments in Affiliates	$376,101	$—	$—	$—
Cost of Repurchase Agreements	$1,622,000	$62,119,000	$15,777,000	$342,000
Cost of Foreign Currency	$31,668	$—	$—	$—
Premiums Received for Options Written	$—	$—	$7,717,110	$106,405

198	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

AllianzGI U.S. Small-Cap Growth	AllianzGI Ultra Micro Cap

$35,095,312	$88,660,537
—	—
2,189,000	4,106,000
304	987
—	—
—	—
9,116	2,948
3,098	503,049
—	—
—	—
4,227	6,093
—	—
—	—
528	1,271
18,437	13,526
37,320,022	93,294,411

446,007	545,422
35,665	57,095
—	—
—	—
10,736	124,114
434	—
830	9,255
—	—
528	1,271
66,204	107,134
560,404	844,291
$36,759,618	$92,450,120

$31,168,116	$71,878,759
(353,878)	(1,334,590)
1,729,584	5,239,565
4,215,796	16,666,386
$36,759,618	$92,450,120
$30,879,516	$71,994,151
$—	$—
$2,189,000	$4,106,000
$—	$—
$—	$—

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	199

Statements of Assets and Liabilities (cont’d)

September 30, 2015

	AllianzGI NFJ International Value II	AllianzGI Short Duration High Income	AllianzGI Structured Return	AllianzGI U.S. Equity Hedged
Net Assets:
Class A	$257,295	$164,978,313	$8,013,999	$1,067,183
Class C	118,144	100,556,760	3,803,002	280,112
Class D	13,911	29,478,856	9,514,265	291,243
Class R	—	—	—	—
Class P	576,612	330,431,429	502,466	11,939
Institutional Class	42,593,464	445,472,536	55,027,829	12,972,546
Shares Issued and Outstanding:
Class A	16,443	10,969,807	518,140	67,598
Class C	7,609	6,702,635	251,562	18,152
Class D	887	1,960,164	618,926	18,518
Class R	—	—	—	—
Class P	36,847	21,983,049	32,349	750
Institutional Class	2,714,361	29,605,046	3,540,567	817,699
Net Asset Value and Redemption Price Per Share:*
Class A	$15.65	$15.04	$15.47	$15.79
Class C	15.53	15.00	15.12	15.43
Class D	15.68	15.04	15.37	15.73
Class R	—	—	—	–
Class P	15.65	15.03	15.53	15.92
Institutional Class	15.69	15.05	15.54	15.86

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

200	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

AllianzGI U.S. Small-Cap Growth	AllianzGI Ultra Micro Cap

$3,057,342	$41,118,632
633,401	—
105,092	—
22,283	—
271,996	7,710,740
32,669,504	43,620,748

209,238	1,820,803
45,194	—
7,184	—
1,543	—
18,371	339,112
2,195,125	1,915,365

$14.61	$22.58
14.02	—
14.63	—
14.44	—
14.81	22.74
14.88	22.77

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	201

Statements of Operations

	AllianzGI Retirement 2015		AllianzGI Retirement 2020

	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014
Investment Income:
Dividends from investments in Affiliates	$914,767	$712,852	$1,691,794	$1,245,311
Dividends	62,525	56,977	130,495	93,793
Contribution from Investment Manager (see Note 6)	—	—	—	—
Total Investment Income	977,292	769,829	1,822,289	1,339,104
Expenses:
Investment management	13,540	15,157	26,983	26,492
Administration	47,900	52,259	119,018	112,893
Distribution — Class C	5,634	9,885	2,433	3,318
Distribution — Class R	491	497	2,225	2,578
Servicing — Class A	23,207	24,933	68,533	62,856
Servicing — Class C	1,878	3,295	811	1,106
Servicing — Class D	136	343	647	786
Servicing — Class R	491	497	2,225	2,578
Distribution and/or servicing — Administrative Class	1,768	8,921	5,400	18,262
Excise tax	7,145	—	10,242	—
Total Expenses	102,190	115,787	238,517	230,869
Less: Fee Waiver/Reimbursement from Investment Manager	(26,281)	(38,573)	(54,721)	(67,973)
Net Expenses	75,909	77,214	183,796	162,896
Net Investment Income	901,383	692,615	1,638,493	1,176,208
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(9,929)	22,284	(125,803)	14,815
Investments in Affiliates	(320,401)	561,660	(1,468,661)	387,200
Futures contracts	833	—	(1,396)	—
Net capital gain distributions received from underlying Affiliated funds	320,555	152,981	635,045	269,694
Net capital gain distributions received from underlying funds	14,853	2,889	39,137	4,248
Net change in unrealized appreciation/depreciation of:
Investments	(109,400)	42,390	(237,390)	35,467
Investments in Affiliates	(1,973,639)	(236,797)	(3,825,573)	58,494
Futures contracts	4,151	—	10,793	—
Net realized and change in unrealized gain (loss)	(2,072,977)	545,407	(4,973,848)	769,918
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$(1,171,594)	$1,238,022	$(3,335,355)	$1,946,126

†	Fiscal year end changed from November 30th to September 30th.

202	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2025		AllianzGI Retirement 2030		AllianzGI Retirement 2035		AllianzGI Retirement 2040

Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014

$1,769,536	$1,353,685	$1,729,873	$1,448,417	$1,365,678	$1,132,651	$1,047,251	$985,437
136,487	101,097	148,175	106,454	121,722	79,226	107,813	61,483
—	—	—	977	—	736	2,024	1,827
1,906,023	1,454,782	1,878,048	1,555,848	1,487,400	1,212,613	1,157,088	1,048,747

28,279	28,582	28,068	29,323	22,594	23,366	18,179	20,311
119,115	118,825	109,645	114,417	91,491	86,967	68,789	75,782
—	—	4,146	5,507	—	—	1,389	2,458
2,339	2,697	3,071	3,292	3,187	2,570	2,620	3,245
62,938	64,503	50,565	53,607	41,703	37,808	32,731	35,298
—	—	1,382	1,836	—	—	463	819
—	—	1,227	1,635	—	—	503	524
2,339	2,697	3,071	3,292	3,187	2,570	2,620	3,245
5,230	27,941	5,613	22,090	4,330	27,301	2,155	12,947
11,945	—	10,653	—	7,389	—	1,191	—
232,185	245,245	217,441	234,999	173,881	180,582	130,640	154,629
(64,766)	(77,249)	(76,914)	(85,711)	(66,388)	(65,793)	(58,519)	(61,367)
167,419	167,996	140,527	149,288	107,493	114,789	72,121	93,262
1,738,604	1,286,786	1,737,521	1,406,560	1,379,907	1,097,824	1,084,967	955,485

(54,503)	14,294	(89,034)	(12,915)	(77,107)	(7,711)	(78,038)	24,551
(1,470,225)	73,364	(1,117,015)	742,048	(941,524)	489,915	(377,739)	826,550
(2,380)	—	(1,557)	—	(5,927)	—	(2,459)	—
801,325	343,217	859,427	465,354	808,298	425,733	821,695	432,200
41,097	3,864	45,920	4,581	36,717	3,032	37,833	2,606
(344,617)	78,660	(368,890)	88,176	(303,164)	69,086	(288,211)	32,849
(4,251,720)	544,324	(5,261,856)	(174,604)	(4,415,294)	110,505	(4,363,625)	(245,880)
14,114	—	18,266	—	18,266	—	17,435	—
(5,266,909)	1,057,723	(5,914,739)	1,112,640	(4,879,735)	1,090,560	(4,233,109)	1,072,876
$(3,528,305)	$2,344,509	$(4,177,218)	$2,519,200	$(3,499,828)	$2,188,384	$(3,148,142)	$2,028,361

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	203

Statements of Operations (cont’d)

	AllianzGI Retirement 2045		AllianzGI Retirement 2050

	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014
Investment Income:
Interest	$—	$—	$—	$—
Dividends	62,475	34,200	53,316	29,860
Dividends from investments in Affiliates	635,427	526,669	488,295	430,172
Contribution from Investment Manager (see Note 6)	927	1,608	3,758	4,494
Miscellaneous	—	—	—	—
Total Investment Income	698,829	562,477	545,369	464,526
Expenses:
Investment management	10,642	11,598	8,876	9,581
Administration	43,125	42,714	28,385	26,521
Distribution — Class B	—	—	—	—
Distribution — Class C	—	—	928	983
Distribution — Class R	998	1,008	1,328	1,399
Administrative servicing — Class P	—	—	—	—
Servicing — Class A	22,121	21,120	10,547	8,778
Servicing — Class B	—	—	—	—
Servicing — Class C	—	—	309	327
Servicing — Class D	—	—	472	766
Servicing — Class R	998	1,008	1,328	1,399
Distribution and/or servicing — Administrative Class	1,053	4,162	1,334	3,010
Sub-transfer agent — Class A	—	—	—	—
Sub-transfer agent — Class B	—	—	—	—
Sub-transfer agent — Class C	—	—	—	—
Sub-transfer agent — Class D	—	—	—	—
Sub-transfer agent — Class R	—	—	—	—
Sub-transfer agent — Institutional Class	—	—	—	—
Sub-transfer agent — Administrative Class	—	—	—	—
Legal	—	—	—	—
Trustees	—	—	—	—
Audit and tax services	—	—	—	—
Registration	—	—	—	—
Custodian and accounting agent	—	—	—	—
Shareholder communications	—	—	—	—
Transfer agent	—	—	—	—
Excise tax	2,263	—	1,125	—
Insurance	—	—	—	—
Proxy	—	—	—	—
Miscellaneous	—	—	—	—
Total Expenses	81,200	81,610	54,632	52,764
Less: Fee Waiver/Reimbursement from Investment Manager	(37,718)	(36,995)	(30,763)	(27,892)
Net Expenses	43,482	44,615	23,869	24,872
Net Investment Income	655,347	517,862	521,500	439,654

204	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2055		AllianzGI Retirement Income		AllianzGI Global Allocation		AllianzGI Global Dynamic Allocation

Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014

$—	$—	$—	$—	$778	$—	$8,462	$—
18,844	10,373	49,973	58,386	347,244	446,675	15,676	11,611
169,281	148,383	748,032	712,605	4,707,986	5,719,084	150,290	140,834
2,292	2,331	—	3	—	—	—	—
—	—	—	—	1,213	1,023	30	30
190,417	161,087	798,005	770,994	5,057,221	6,166,782	174,458	152,475

3,271	3,293	10,812	15,106	1,281,868	1,820,046	45,821	55,421
7,806	6,302	39,827	52,033	—	—	—	—
—	—	—	—	6,644	16,724	—	—
—	—	22,751	31,397	361,008	491,341	8,055	10,458
389	259	473	466	36	43	318	367
—	—	—	—	1,315	2,018	—	44
2,712	1,549	13,331	14,239	126,211	172,516	2,271	3,121
—	—	—	—	2,215	5,575	—	—
—	—	7,584	10,465	120,336	163,780	2,685	3,486
—	—	2,056	2,595	4,831	4,245	222	612
389	259	473	466	36	43	318	367
428	715	572	5,226	52	72	52	51
—	—	—	—	31,841	47,317	460	156
—	—	—	—	937	1,691	—	—
—	—	—	—	27,155	36,968	518	297
—	—	—	—	1,946	1,559	140	287
—	—	—	—	—	—	320	261
—	—	—	—	56,261	61,428	—	13
—	—	—	—	—	—	6	—
—	—	—	—	84,069	28,718	19,586	10,893
—	—	—	—	19,594	19,875	781	698
—	—	—	—	40,230	38,325	30,358	28,590
—	—	—	—	71,338	114,769	70,473	82,768
—	—	—	—	51,853	52,323	55,843	61,884
—	—	—	—	45,867	31,348	15,763	16,321
—	—	—	—	58,665	68,640	11,470	11,763
52	—	4,513	1,281	13,234	—	—	—
—	—	—	—	6,099	10,694	3,139	5,660
—	—	—	—	3,993	—	100	—
—	—	—	—	4,477	4,115	2,922	5,607
15,047	12,377	102,392	133,274	2,422,111	3,194,173	271,621	299,125
(9,260)	(8,169)	(25,665)	(40,089)	(1,288,627)	(2,025,316)	(234,267)	(271,148)
5,787	4,208	76,727	93,185	1,133,484	1,168,857	37,354	27,977
184,630	156,879	721,278	677,809	3,923,737	4,997,925	137,104	124,498

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	205

Statements of Operations (cont’d)

	AllianzGI Retirement 2045		AllianzGI Retirement 2050

	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$(56,222)	$871	$(40,245)	$826
Investments in Affiliates	(242,403)	264,110	169,949	507,478
Futures contracts	(3,709)	—	(1,396)	—
Foreign currency transactions	—	—	—	—
Net capital gain distributions received from underlying Affiliated funds	576,009	259,838	482,442	236,534
Net capital gain distributions received from underlying funds	21,659	1,267	19,630	1,614
Net change in unrealized appreciation/depreciation of:
Investments	(158,594)	19,858	(151,039)	10,412
Investments in Affiliates	(2,520,684)	167,683	(2,630,784)	(194,098)
Futures contracts	11,624	—	10,793	—
Foreign currency transactions	—	—	—	—
Net realized and change in unrealized gain (loss)	(2,372,320)	713,627	(2,140,650)	562,766
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$(1,716,973)	$1,231,489	$(1,619,150)	$1,002,420

†	Fiscal year end changed from November 30th to September 30th.

206	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2055		AllianzGI Retirement Income		AllianzGI Global Allocation		AllianzGI Global Dynamic Allocation

Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014

$(20,272)	$6,936	$103,548	$39,045	$190,414	$346,002	$(67,452)	$53,647
(81,053)	154,303	(177,286)	651,735	9,913,962	8,931,963	456,782	474,115
583	—	1,320	—	(682,568)	—	(55,669)	—
—	—	—	—	89,656	—	(8,869)	—
183,402	83,579	282,480	160,835	3,615,898	2,289,877	129,988	80,082
7,145	610	9,639	3,475	33,217	22,692	3,849	1,598

(46,438)	(7,094)	(157,792)	53,622	(1,752,038)	(125,239)	6,597	(83,629)
(790,734)	(77,248)	(1,859,961)	(311,286)	(27,580,029)	(6,918,998)	(1,038,956)	(432,163)
4,151	—	2,491	—	517,750	—	21,256	—
—	—	—	—	26,356	—	(391)	—
(743,216)	161,086	(1,795,561)	597,426	(15,627,382)	4,546,297	(552,865)	93,650
$(558,586)	$317,965	$(1,074,283)	$1,275,235	$(11,703,645)	$9,544,222	$(415,761)	$218,148

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	207

Statements of Operations (cont’d)

	AllianzGI Global Megatrends	AllianzGI Behavioral Advantage Large Cap		AllianzGI Best Styles Emerging Markets Equity

	Period from 2/2/2015†† through 9/30/2015†	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Period from 12/9/2014†† through 9/30/2015†
Investment Income:
Interest	$—	$—	$—	$—
Dividends, net of foreign withholding taxes*	—	866,127	1,440,683	162,844
Dividends from investments in Affiliates, net of foreign withholding taxes*	—	—	—	387
Contribution from Investment Manager (see Note 6)	2,034	—	—	—
Miscellaneous	—	22	19	—
Total Investment Income	2,034	866,149	1,440,702	163,231
Expenses:
Investment management	—	183,498	312,514	17,522
Distribution — Class C	—	5,534	2,810	—
Distribution — Class R	—	—	—	—
Administrative servicing — Class P	—	62	17	—
Servicing — Class A	17	21,270	23,385	—
Servicing — Class C	—	1,845	936	—
Servicing — Class D	—	4,510	845	—
Servicing — Class R	—	—	—	—
Distribution and/or servicing — Administrative Class	—	—	—	—
Sub-transfer agent — Class A	—	730	936	—
Sub-transfer agent — Class C	—	524	230	—
Sub-transfer agent — Class D	—	8,328	10,836	—
Sub-transfer agent — Class R	—	—	—	—
Sub-transfer agent — Class P	—	—	—	—
Sub-transfer agent — Institutional Class	—	385	246	—
Sub-transfer agent — Administrative Class	—	—	—	—
Legal	6,236	75,685	13,730	6,191
Trustees	291	6,371	8,557	637
Audit and tax services	32,100	28,154	26,660	35,570
Registration	5,858	44,905	87,751	7,427
Custodian and accounting agent	27,015	94,790	100,648	111,109
Shareholder communications	11,112	13,168	21,915	13,565
Transfer agent	2,479	11,947	12,855	4,955
Organizational	6,729	—	—	1,866
Offering	53,654	—	—	60,862
Excise tax	—	—	—	30
Recoupment	—	—	—	—
Insurance	105	4,302	6,931	107
Proxy	—	665	—	—
Miscellaneous	2,908	4,582	4,627	3,450
Total Expenses	148,504	511,255	636,429	263,291
Less: Fee Waiver/Reimbursement from Investment Manager	(148,493)	(223,849)	(177,064)	(236,952)
Net Expenses	11	287,406	459,365	26,339
Net Investment Income	2,023	578,743	981,337	136,892

208	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

AllianzGI Best Styles Global Equity		AllianzGI Best Styles International Equity	AllianzGI Best Styles U.S. Equity	AllianzGI China Equity		AllianzGI Convertible

Period from 12/1/2014 through 9/30/2015†	Period from 12/2/2013†† through 11/30/2014	Period from 12/9/2014†† through 9/30/2015†	Period from 12/1/2014†† through 9/30/2015†	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014

$—	$—	$—	$—	$—	$—	$26,136,598	$36,589,078
2,416,660	907,931	1,064,620	1,036,095	192,998	122,201	16,415,948	17,182,928
29,202	8,262	2,922	9,807	33,040	21,726	—	—
—	—	—	—	—	—	—	—
—	—	211	—	—	—	16,325	2,154
2,445,862	916,193	1,067,753	1,045,902	226,038	143,927	42,568,871	53,774,160

260,395	97,935	85,196	154,443	65,032	56,165	11,793,951	14,885,740
—	—	—	—	435	307	732,092	986,280
—	—	—	—	—	—	3,368	3,000
156	—	—	—	—	457	101,099	233,549
2,207	6	—	—	2,919	668	1,009,152	1,108,376
—	—	—	—	145	103	244,031	328,760
—	—	—	—	1,866	862	146,803	282,711
—	—	—	—	—	—	3,368	3,000
—	—	—	—	—	—	5,179	18,317
4,013	—	—	—	674	102	411,372	345,757
—	—	—	—	—	19	76,468	84,029
—	—	—	—	10,174	10,951	52,463	156,856
—	—	—	—	—	—	3,084	1,902
—	—	—	1	—	—	—	—
—	—	—	2,011	47	31	331,414	199,633
—	—	—	—	—	—	205	334
14,087	61,094	11,061	12,589	22,286	6,275	189,074	299,392
9,295	3,599	3,320	5,774	659	544	244,718	293,857
33,649	32,589	33,570	35,570	27,827	26,246	79,722	79,394
51,260	13,883	7,427	7,427	59,955	67,768	115,749	337,100
205,841	230,046	242,569	77,485	88,430	105,545	217,776	270,531
22,179	35,615	14,690	17,086	12,297	16,187	219,110	296,789
9,007	4,230	6,482	7,001	7,165	6,651	109,282	149,290
—	18,513	1,920	2,177	—	—	—	—
467	84,751	59,969	64,919	—	—	—	—
—	579	—	110	—	—	—	—
—	—	—	—	—	—	—	4,802
3,742	2,064	125	139	3,089	5,344	36,166	53,250
251	—	—	—	126	—	54,155	—
7,937	3,438	4,348	3,927	5,145	3,652	32,813	22,098
624,486	588,342	470,677	390,659	308,271	307,877	16,212,614	20,444,747
(266,552)	(457,171)	(342,608)	(184,303)	(216,512)	(231,354)	—	—
357,934	131,171	128,069	206,356	91,759	76,523	16,212,614	20,444,747
2,087,928	785,022	939,684	839,546	134,279	67,404	26,356,257	33,329,413

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	209

Statements of Operations (cont’d)

	AllianzGI Global Megatrends	AllianzGI Behavioral Advantage Large Cap		AllianzGI Best Styles Emerging Markets Equity

	Period from 2/2/2015†† through 9/30/2015†	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Period from 12/9/2014†† through 9/30/2015†
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$—	$12,166,088	$6,048,044	$112,404
Investments in Affiliates	—	—	—	3,571
Futures contracts	—	—	—	34,382
Foreign currency transactions	—	—	—	(9,870)
Payments from Affiliates (See Note 13)	—	—	—	—
Net change in unrealized appreciation/depreciation of:
Investments	—	(13,295,021)	3,453,104	(1,095,579)
Investments in Affiliates	(233,348)	—	266	—
Futures contracts	—	—	—	2,492
Foreign currency transactions	—	—	—	(1,847)
Net realized and change in unrealized gain (loss)	(233,348)	(1,128,933)	9,501,414	(954,447)
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$(231,325)	$(550,190)	$10,482,751	$(817,555)
*Foreign withholding taxes	$—	$11	$295	$17,487

†	Fiscal year end changed from November 30th to September 30th.
††	Commencement of operations.

210	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

AllianzGI Best Styles Global Equity		AllianzGI Best Styles International Equity	AllianzGI Best Styles U.S. Equity	AllianzGI China Equity		AllianzGI Convertible

Period from 12/1/2014 through 9/30/2015†	Period from 12/2/2013†† through 11/30/2014	Period from 12/9/2014†† through 9/30/2015†	Period from 12/1/2014†† through 9/30/2015†	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014

$(352,098)	$698,462	$408,437	$116,219	$(763,297)	$199,886	$173,975,914	$174,113,667
(52,804)	(2,185)	—	(22,423)	236,223	203,232	—	—
(352,118)	165,060	—	(303,440)	—	—	—	—
(178,446)	(17,714)	(114,317)	(9,973)	(243)	(350)	—	—
—	—	—	—	—	—	—	475,282

(11,220,387)	2,236,142	(4,401,773)	(5,248,405)	(1,038,297)	(244,093)	(300,637,013)	29,600,080
(2,666)	(907)	(18,426)	(67,972)	(99,574)	(141,277)	—	—
9,598	20,947	—	(10,953)	—	—	—	—
(19,006)	(3,000)	(1,983)	(14)	26	(26)	—	—
(12,167,927)	3,096,805	(4,128,062)	(5,546,961)	(1,665,162)	17,372	(126,661,099)	204,189,029
$(10,079,999)	$3,881,827	$(3,188,378)	$(4,707,415)	$(1,530,883)	$84,776	$(100,304,842)	$237,518,442
$168,854	$52,126	$106,085	$5,885	$17,077	$11,215	$—	$—

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	211

Statements of Operations (cont’d)

	AllianzGI Emerging Markets Consumer	AllianzGI Emerging Markets Debt		AllianzGI Emerging Markets Small-Cap

	Period from 12/1/2014†† through 9/30/2015†	Period from 12/1/2014 through 9/30/2015†	Period from 9/15/2014†† through 11/30/2014	Period from 12/1/2014†† through 9/30/2015†
Investment Income:
Interest	$—	$1,283,672	$302,516	$—
Dividends, net of foreign withholding taxes*	253,072	—	—	149,109
Dividends from investments in Affiliates, net of foreign withholding taxes*	—	—	—	—
Miscellaneous	—	1,456	—	—
Total Investment Income	253,072	1,285,128	302,516	149,109
Expenses:
Investment management	103,868	185,436	46,657	54,262
Distribution — Class C	—	61	15	—
Administrative servicing — Class P	—	—	—	—
Servicing — Class A	48	21	5	360
Servicing — Class C	—	21	5	—
Servicing — Class D	—	—	—	—
Sub-transfer agent — Class A	1,000	—	—	1,001
Sub-transfer agent — Class C	—	—	—	—
Sub-transfer agent — Class D	—	—	—	—
Sub-transfer agent — Institutional Class	2,033	58	—	2,109
Legal	12,991	43,211	22,070	9,624
Trustees	1,264	2,799	692	576
Audit and tax services	33,570	49,139	48,409	33,570
Registration	5,789	27,623	1,228	5,789
Custodian and accounting agent	140,997	67,280	25,545	179,753
Shareholder communications	15,213	11,126	7,279	13,611
Transfer agent	4,032	5,826	1,362	3,178
Organizational	3,644	—	85,310	3,134
Offering	48,035	140,070	36,835	48,615
Excise tax	—	488	—	—
Recoupment	—	—	—	—
Insurance	112	122	—	107
Proxy	—	227	—	—
Miscellaneous	6,599	12,811	1,366	6,463
Total Expenses	379,195	546,319	276,778	362,152
Less: Fee Waiver/Reimbursement from Investment Manager	(244,097)	(305,163)	(217,381)	(293,821)
Net Expenses	135,098	241,156	59,397	68,331
Net Investment Income	117,974	1,043,972	243,119	80,778

212	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

AllianzGI Europe Equity Dividend	AllianzGI Global Fundamental Strategy		AllianzGI Global Managed Volatility		AllianzGI Global Sustainability	AllianzGI Global Water

Period from 2/2/2015†† through 9/30/2015†	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Period from 12/9/2014†† through 9/30/2015†	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014

$—	$271,355	$371,413	$—	$—	$—	$—	$—
80,190	218,192	274,453	158,797	505,740	55,026	5,826,043	6,075,035
22,219	16,213	—	—	—	760	113,493	148,973
—	—	—	—	—	—	—	—
102,409	505,760	645,866	158,797	505,740	55,786	5,939,536	6,224,008

16,564	137,587	166,063	17,912	63,468	19,691	2,790,041	3,004,660
332	66	79	1,881	1,479	—	473,806	516,302
—	—	—	—	9	—	28,334	64,041
17	80	30	448	333	45	282,990	348,785
111	21	26	627	493	—	157,935	172,101
—	105	928	788	247	—	56,470	53,164
—	—	—	139	112	1,000	73,552	136,259
—	—	—	119	40	—	69,898	70,659
—	—	1,634	425	40	—	19,665	27,660
2	267	156	201	15	—	9,491	8,650
5,420	14,706	11,653	8,078	4,995	9,293	72,951	34,439
335	2,182	2,336	627	1,753	361	34,896	34,767
33,570	33,736	33,570	34,573	32,660	33,570	49,926	49,918
7,338	46,910	61,430	47,464	63,297	7,427	68,487	86,445
99,069	75,846	85,058	122,518	145,442	62,467	159,757	179,284
10,661	11,488	7,243	10,104	21,734	17,400	75,771	70,350
2,773	6,661	6,714	6,661	7,564	4,113	35,048	36,263
10,007	—	—	—	—	2,040	—	—
60,461	—	90,988	—	—	64,546	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	939	31,440
105	3,431	5,571	3,317	5,758	105	7,766	11,372
—	176	—	140	—	—	13,303	—
3,732	4,688	5,048	5,109	5,069	3,489	10,699	6,158
250,497	337,950	478,527	261,131	354,508	225,547	4,491,725	4,942,717
(230,355)	(154,041)	(255,965)	(229,901)	(256,403)	(202,111)	—	—
20,142	183,909	222,562	31,230	98,105	23,436	4,491,725	4,942,717
82,267	321,851	423,304	127,567	407,635	32,350	1,447,811	1,281,291

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	213

Statements of Operations (cont’d)

	AllianzGI Emerging Markets Consumer	AllianzGI Emerging Markets Debt		AllianzGI Emerging Markets Small-Cap

	Period from 12/1/2014†† through 9/30/2015†	Period from 12/1/2014 through 9/30/2015†	Period from 9/15/2014†† through 11/30/2014	Period from 12/1/2014†† through 9/30/2015†
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$(1,297,634)	$(1,002,697)	$(218,092)	$(239,469)
Investments in Affiliates	—	—	—	—
Futures contracts	—	—	—	—
Options written	—	—	—	—
Swaps	—	50,947	—	—
Foreign currency transactions	(14,761)	15,827	(25,021)	(16,555)
Payments from Affiliates (See Note 13)	—	—	—	—
Net change in unrealized appreciation/depreciation of:
Investments	(1,491,383)	(1,849,729)	(157,577)	(669,426)
Investments in Affiliates	—	—	—	—
Futures contracts	—	—	—	—
Options written	—	—	—	—
Swaps	—	5,780	—	—
Foreign currency transactions	(782)	(13,838)	10,595	(676)
Net realized and change in unrealized gain (loss)	(2,804,560)	(2,793,710)	(390,095)	(926,126)
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$(2,686,586)	$(1,749,738)	$(146,976)	$(845,348)
*Foreign withholding taxes	$32,298	$—	$—	$18,548

†	Fiscal year end changed from November 30th to September 30th.
††	Commencement of operations.

214	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

AllianzGI Europe Equity Dividend	AllianzGI Global Fundamental Strategy		AllianzGI Global Managed Volatility		AllianzGI Global Sustainability	AllianzGI Global Water

Period from 2/2/2015†† through 9/30/2015†	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Period from 12/9/2014†† through 9/30/2015†	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014

$(16,741)	$284,297	$9,017	$1,161,253	$1,467,327	$(17,266)	$5,251,322	$11,107,484
8,181	7,108	—	—	—	(113)	(1,112,867)	1,096,095
—	(55,107)	(88,273)	—	—	—	—	—
—	87,133	43,534	—	—	—	—	—
—	—	—	—	—	—	—	—
(110,726)	240,431	222,111	(8,841)	(7,345)	(5,470)	(390,817)	(132,498)
—	—	575	—	—	—	—	—

(242,040)	(1,872,402)	438,228	(1,291,797)	(82,006)	(187,076)	(25,370,772)	(6,786,408)
(36,573)	56,480	(405)	—	—	(2,938)	72,178	(2,241,288)
—	16,174	(23,005)	—	—	—	—	—
—	3,593	8,723	—	—	—	—	—
—	—	—	—	—	—	—	—
12,129	(10,887)	(2,187)	1,771	(1,902)	(2)	(13,529)	(38,420)
(385,770)	(1,243,180)	608,318	(137,614)	1,376,074	(212,865)	(21,564,485)	3,004,965
$(303,503)	$(921,329)	$1,031,622	$(10,047)	$1,783,709	$(180,515)	$(20,116,674)	$4,286,256
$9,638	$21,404	$27,168	$4,318	$21,274	$2,971	$405,824	$407,340

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	215

Statements of Operations (cont’d)

	AllianzGI High Yield Bond		AllianzGI International Growth

	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Period from 2/2/2015†† through 9/30/2015†
Investment Income:
Interest	$22,138,464	$30,426,210	$—
Dividends, net of foreign withholding taxes*	—	—	38,874
Dividends from investments in Affiliates, net of foreign withholding taxes*	—	—	8,942
Miscellaneous	12,660	73,683	—
Total Investment Income	22,151,124	30,499,893	47,816
Expenses:
Investment management	1,534,563	2,120,363	16,415
Distribution — Class C	128,807	191,510	—
Distribution — Class R	3,736	7,389	—
Administrative servicing — Class P	23,206	73,565	—
Servicing — Class A	80,923	177,279	20
Servicing — Class C	42,936	63,837	—
Servicing — Class D	75,539	173,824	—
Servicing — Class R	3,736	7,389	—
Distribution and/or servicing — Administrative Class	58,285	86,752	—
Sub-transfer agent — Class A	56,841	64,066	—
Sub-transfer agent — Class C	13,420	15,747	—
Sub-transfer agent — Class D	32,089	110,565	—
Sub-transfer agent — Class R	5,555	10,060	—
Sub-transfer agent — Institutional Class	45,827	39,535	—
Sub-transfer agent — Administrative Class	32,315	39,578	—
Legal	43,974	51,681	6,999
Trustees	38,478	43,232	323
Audit and tax services	52,061	49,020	33,570
Registration	71,037	147,839	4,378
Custodian and accounting agent	75,132	103,689	52,209
Shareholder communications	61,218	72,389	11,459
Transfer agent	39,884	49,866	1,509
Organizational	—	—	4,623
Offering	—	—	43,652
Excise tax	—	23,136	—
Recoupment	11,167	2,471	—
Insurance	9,814	15,994	105
Proxy	11,465	—	—
Miscellaneous	9,053	7,905	5,609
Total Expenses	2,561,061	3,748,681	180,871
Less: Fee Waiver/Reimbursement from Investment Manager	—	(508)	(161,358)
Net Expenses	2,561,061	3,748,173	19,513
Net Investment Income (Loss)	19,590,063	26,751,720	28,303

216	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

AllianzGI International Small-Cap		AllianzGI Micro Cap		AllianzGI Multi-Asset Real Return		AllianzGI NFJ Emerging Markets Value

Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014

$—	$—	$—	$—	$1,028	$29,987	$—	$—
1,516,065	1,468,426	90,119	114,445	42,333	65,575	411,804	395,412
480,627	314,066	11,742	8,035	42,156	17,272	—	—
—	—	15	—	—	—	—	845
1,996,692	1,782,492	101,876	122,480	85,517	112,834	411,804	396,257

895,829	1,031,018	457,829	526,462	34,791	46,514	74,093	93,128
11,456	7,442	—	—	667	763	459	344
192	156	—	—	—	—	—	—
—	30,704	1,379	1,982	—	—	—	—
18,252	12,298	14,604	8,821	296	251	308	122
3,819	2,481	—	—	222	254	153	115
5,190	2,962	—	—	49	67	2,625	3,566
192	156	—	—	—	—	—	—
—	—	—	—	—	—	—	—
570	3,426	3,598	3,870	61	52	—	1
545	26	—	—	48	35	—	—
100	17	—	—	1,930	14,969	7,208	12,657
175	93	—	—	—	—	—	—
14,819	15,151	26,008	30,353	592	175	1,855	1,794
—	—	—	—	—	—	—	—
20,706	18,798	13,649	6,545	15,492	17,334	11,022	3,975
10,120	12,178	4,285	4,543	611	713	840	1,086
38,458	36,407	35,092	33,287	31,389	29,616	44,653	38,348
59,875	86,654	33,441	43,114	48,303	64,053	44,683	59,391
157,654	243,299	60,601	71,778	78,292	85,194	241,451	199,763
21,775	20,185	15,532	17,301	11,162	17,349	10,951	16,868
16,500	21,807	9,700	11,470	6,306	6,351	6,886	6,454
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	65
—	90	—	—	—	—	—	—
4,731	8,263	3,784	6,528	3,142	5,430	3,232	5,497
1,207	—	671	—	56	—	106	—
6,589	6,210	4,218	3,641	4,655	4,553	8,153	5,037
1,288,754	1,559,821	684,391	769,695	238,064	293,673	458,678	448,211
(145,291)	(263,862)	(115,571)	(117,388)	(208,932)	(255,119)	(358,602)	(322,923)
1,143,463	1,295,959	568,820	652,307	29,132	38,554	100,076	125,288
853,229	486,533	(466,944)	(529,827)	56,385	74,280	311,728	270,969

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	217

Statements of Operations (cont’d)

	AllianzGI High Yield Bond		AllianzGI International Growth

	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Period from 2/2/2015†† through 9/30/2015†
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$(2,282,069)	$(2,768,963)	$(11,274)
Investments in Affiliates	—	—	2
Futures contracts	—	—	—
Foreign currency transactions	—	—	(7,216)
Net capital gain distributions received from underlying Affiliated funds	—	—	—
Payments from Affiliates (See Note 13)	—	174,513	—
Net change in unrealized appreciation/depreciation of:
Investments	(33,120,144)	(13,254,415)	(206,227)
Investments in Affiliates	—	—	21,782
Futures contracts	—	—	—
Foreign currency transactions	—	—	(76)
Net realized and change in unrealized gain (loss)	(35,402,213)	(15,848,865)	(203,009)
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$(15,812,150)	$10,902,855	$(174,706)
*Foreign withholding taxes	$—	$—	$4,050

†	Fiscal year end changed from November 30th to September 30th.
††	Commencement of operations.

218	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

AllianzGI International Small-Cap		AllianzGI Micro Cap		AllianzGI Multi-Asset Real Return		AllianzGI NFJ Emerging Markets Value

Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014

$5,168,040	$5,218,090	$4,689,000	$5,155,768	$(87,224)	$(45,912)	$(452,079)	$336,639
(609,148)	3,804,137	295,983	162,297	(61,819)	(21,877)	—	—
—	—	—	—	61,075	(3,191)	—	—
(91,240)	(92,449)	—	—	(1,323)	(1,145)	(23,483)	(11,373)
—	—	—	—	3,520	18,182	—	—
—	—	—	—	—	—	—	—

(798,263)	(9,839,722)	(5,042,853)	(5,095,316)	(20,367)	183,196	(1,264,071)	(248,755)
1,549,417	(5,093,725)	(74,793)	92,125	(590,394)	(285,646)	—	—
—	—	—	—	(428)	(13,595)	—	—
3,468	(17,988)	—	—	424	(823)	(2,578)	775
5,222,274	(6,021,657)	(132,663)	314,874	(696,536)	(170,811)	(1,742,211)	77,286
$6,075,503	$(5,535,124)	$(599,607)	$(214,953)	$(640,151)	$(96,531)	$(1,430,483)	$348,255
$179,440	$162,955	$—	$816	$1,393	$2,436	$51,127	$43,797

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	219

Statements of Operations (cont’d)

	AllianzGI NFJ Global Dividend Value		AllianzGI NFJ International Small-Cap Value

	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014
Investment Income:
Interest	$—	$5	$—	$—
Dividends, net of foreign withholding taxes*	1,379,214	2,980,630	536,939	691,475
Dividends from investments in Affiliates, net of foreign withholding taxes*	—	—	24,960	1,619
Miscellaneous	—	—	—	—
Total Investment Income	1,379,214	2,980,635	561,899	693,094
Expenses:
Investment management	289,500	592,745	135,432	203,641
Distribution — Class C	36,701	44,084	8,653	8,756
Administrative servicing — Class P	123	1,886	28	7
Servicing — Class A	24,689	28,703	5,524	6,701
Servicing — Class C	12,234	14,695	2,884	2,919
Servicing — Class D	5,688	2,967	3,841	2,897
Sub-transfer agent — Class A	3,092	4,205	1,571	1,598
Sub-transfer agent — Class C	5,670	2,693	1,163	977
Sub-transfer agent — Class D	4,489	22	8,725	10,256
Sub-transfer agent — Institutional Class	4,381	3,721	1,497	995
Legal	12,715	11,175	10,076	6,928
Trustees	4,001	8,331	1,659	2,396
Audit and tax services	34,704	32,880	29,712	28,066
Registration	49,602	65,771	60,996	70,542
Custodian and accounting agent	91,325	105,875	132,197	146,018
Loan interest	—	—	150	—
Shareholder communications	10,479	22,945	23,184	18,673
Transfer agent	13,194	17,269	7,600	8,882
Excise tax	—	—	—	—
Recoupment	—	—	—	—
Insurance	4,295	7,376	3,511	5,734
Proxy	959	—	366	—
Miscellaneous	4,943	4,882	4,567	4,653
Total Expenses	612,784	972,225	443,336	530,639
Less: Fee Waiver/Reimbursement from Investment Manager	(184,379)	(172,847)	(250,498)	(251,942)
Net Expenses	428,405	799,378	192,838	278,697
Net Investment Income (Loss)	950,809	2,181,257	369,061	414,397

220	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

AllianzGI NFJ International Value II		AllianzGI Short Duration High Income		AllianzGI Structured Return		AllianzGI U.S. Equity Hedged

Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014

$—	$—	$36,454,890	$33,291,901	$—	$3,255	$—	$—
1,344,176	1,135,522	—	—	805,199	119,663	300,442	195,299
18,977	—	—	—	—	—	—	—
—	—	502,017	773,322	56	—	7	—
1,363,153	1,135,522	36,956,907	34,065,223	805,255	122,918	300,449	195,299

307,521	227,175	3,346,882	3,354,905	191,014	152,615	92,837	68,580
974	422	190,135	200,931	7,762	887	1,425	1,301
71	39	161,074	183,884	21	88	—	2
398	323	323,615	453,369	9,002	5,156	2,970	3,731
325	141	190,135	200,931	2,588	296	475	434
30	34	61,497	78,737	15,962	4,681	1,724	778
155	94	64,335	96,325	3,571	6,375	959	868
112	39	68,186	40,651	75	122	90	171
—	—	38,678	45,159	3,746	15,283	9,324	14,517
340	110	36,350	32,750	3,442	1,372	3,334	301
12,024	2,284	99,996	73,729	22,011	117,877	13,164	10,179
5,316	3,050	83,155	76,878	3,703	1,814	1,639	1,121
37,343	35,191	39,276	37,658	33,719	33,571	29,567	27,870
49,152	50,767	83,648	186,896	50,770	50,369	48,138	44,995
108,260	152,171	101,315	113,418	64,169	214,889	54,995	120,993
—	—	—	—	—	—	—	—
10,052	18,128	97,223	91,234	13,903	21,482	10,452	15,412
7,744	7,122	78,763	82,169	7,086	7,360	6,865	6,512
1,145	—	3,897	—	360	—	1,440	—
—	—	41,595	49,351	—	—	—	—
3,719	5,694	12,984	18,274	3,363	5,628	3,186	5,430
254	—	17,168	—	428	—	119	—
5,058	4,085	10,004	5,556	4,997	5,497	4,580	4,018
549,993	506,869	5,149,911	5,422,805	441,692	645,362	287,283	327,213
(181,316)	(236,156)	(39,723)	(113,125)	(118,926)	(423,380)	(146,494)	(222,985)
368,677	270,713	5,110,188	5,309,680	322,766	221,982	140,789	104,228
994,476	864,809	31,846,719	28,755,543	482,489	(99,064)	159,660	91,071

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	221

Statements of Operations (cont’d)

	AllianzGI NFJ Global Dividend Value		AllianzGI NFJ International Small-Cap Value

	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$2,091,199	$4,071,476	$449,027	$1,454,668
Investments in Affiliates	—	—	(82,358)	20,892
Options written	—	—	—	—
Foreign currency transactions	(81,172)	(27,830)	(75)	(14,452)
Payments from Affiliates (See Note 13)	—	—	—	—
Net change in unrealized appreciation/depreciation of:
Investments	(8,011,338)	(2,879,455)	(1,481,855)	(989,863)
Investments in Affiliates	—	—	(13,999)	(34,162)
Options written	—	—	—	—
Foreign currency transactions	5,366	(7,972)	6,834	(9,851)
Net realized and change in unrealized gain (loss)	(5,995,945)	1,156,219	(1,122,426)	427,232
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$(5,045,136)	$3,337,476	$(753,365)	$841,629
*Foreign withholding taxes	$111,577	$170,162	$43,936	$57,405

†	Fiscal year end changed from November 30th to September 30th.

222	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

AllianzGI NFJ International Value II		AllianzGI Short Duration High Income		AllianzGI Structured Return		AllianzGI U.S. Equity Hedged

Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014

$(898,972)	$159,203	$(2,948,957)	$2,167,612	$(1,667,741)	$(947,399)	$1,763,111	$(448,601)
(334,972)	—	—	—	—	—	—	—
—	—	—	—	3,637,928	1,426,050	521,434	23,271
(26,672)	(1,098)	—	—	—	—	—	—
—	—	—	—	—	—	—	317
(5,143,474)	(1,273,525)	(32,553,916)	(14,120,813)	(4,760,564)	533,138	(3,319,323)	1,329,004
(38,133)	(764)	—	—	—	—	—	—
—	—	—	—	2,863,266	(184,579)	16,058	1,640
2,163	(4,460)	—	—	—	—	—	—
(6,440,060)	(1,120,644)	(35,502,873)	(11,953,201)	72,889	827,210	(1,018,720)	905,631
$(5,445,584)	$(255,835)	$(3,656,154)	$16,802,342	$555,378	$728,146	$(859,060)	$996,702
$131,043	$85,941	$—	$—	$—	$12	$(30)	$44

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	223

Statements of Operations (cont’d)

	AllianzGI U.S. Small-Cap Growth		AllianzGI Ultra Micro Cap

	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014
Investment Income:
Dividends, net of foreign withholding taxes*	$186,152	$136,363	$320,398	$459,978
Dividends from investments in Affiliates	430	6,425	17,722	—
Miscellaneous	—	14	15	—
Total Investment Income	186,582	142,802	338,135	459,978
Expenses:
Investment management	311,003	325,448	1,321,262	1,996,782
Distribution — Class C	4,189	4,848	—	—
Distribution — Class R	55	63	—	—
Administrative servicing — Class P	107	163	6,040	4,372
Servicing — Class A	7,133	12,329	102,462	172,817
Servicing — Class C	1,396	1,616	—	—
Servicing — Class D	251	245	—	—
Servicing — Class R	55	63	—	—
Sub-transfer agent — Class A	200	639	41,572	86,634
Sub-transfer agent — Class C	539	365	—	—
Sub-transfer agent — Class D	27	22	—	—
Sub-transfer agent — Class R	10	18	—	—
Sub-transfer agent — Institutional Class	10,660	6,948	25,265	29,020
Legal	13,971	12,417	19,680	14,144
Trustees	3,934	4,062	10,387	15,777
Audit and tax services	28,055	27,790	35,302	33,687
Registration	59,392	80,957	32,567	62,177
Custodian and accounting agent	71,231	86,892	57,946	79,062
Shareholder communications	11,523	24,989	21,756	43,517
Transfer agent	14,468	16,266	16,031	23,972
Recoupment	—	—	71,089	197,535
Insurance	3,720	6,390	5,001	7,606
Proxy	366	—	3,874	—
Miscellaneous	4,698	5,729	4,814	3,596
Total Expenses	546,983	618,259	1,775,048	2,770,698
Less: Fee Waiver/Reimbursement from Investment Manager	(132,544)	(177,919)	—	—
Net Expenses	414,439	440,340	1,775,048	2,770,698
Net Investment Loss	(227,857)	(297,538)	(1,436,913)	(2,310,720)
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,120,016	2,997,309	5,968,161	(290,346)
Investments in Affiliates	(127,821)	6,738	907,613	—
Net change in unrealized appreciation/depreciation of:
Investments	(5,134,804)	(2,235,162)	(8,942,552)	(1,655,282)
Investments in Affiliates	(183,489)	109,573	—	—
Net realized and change in unrealized gain (loss)	(3,326,098)	878,458	(2,066,778)	(1,945,628)
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$(3,553,955)	$580,920	$(3,503,691)	$(4,256,348)
* Foreign withholding taxes	$733	$125	$—	$—

†	Fiscal year end changed from November 30th to September 30th.

224	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

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See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	225

Statements of Changes in Net Assets

	AllianzGI Retirement 2015			AllianzGI Retirement 2020

	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Year ended 11/30/2013	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Year ended 11/30/2013
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$901,383	$692,615	$550,150	$1,638,493	$1,176,208	$741,668
Net realized gain (loss)	5,911	739,814	(35,747)	(921,678)	675,957	(330,343)
Net change in unrealized appreciation/depreciation	(2,078,888)	(194,407)	71,953	(4,052,170)	93,961	542,205
Net increase (decrease) in net assets resulting from investment operations	(1,171,594)	1,238,022	586,356	(3,335,355)	1,946,126	953,530
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(335,648)	(202,351)	(151,229)	(975,546)	(376,596)	(216,157)
Class C	(18,133)	(14,041)	(38,226)	(8,972)	(4,276)	(2,686)
Class D	(1,671)	(2,326)	(36,338)	(6,522)	(5,007)	(6,077)
Class R	(4,383)	(1,465)	(13,152)	(25,688)	(14,740)	(22,640)
Class P	(170,923)	(84,782)	(110,299)	(470,625)	(154,714)	(124,213)
Class R6	(410,232)	(178,596)	(219,816)	(174,103)	(160,647)	(176,616)
Administrative Class	(83,769)	(73,602)	(397)	(209,026)	(138,300)	(3,255)
Net realized capital gains:
Class A	(138,871)	—	—	(146,610)	—	(20,593)
Class C	(12,105)	—	—	(1,862)	—	(926)
Class D	(848)	—	—	(1,127)	—	(647)
Class R	(2,191)	—	—	(4,651)	—	(2,281)
Class P	(66,617)	—	—	(74,443)	—	(12,116)
Class R6	(149,303)	—	—	(27,165)	—	(16,558)
Administrative Class	(34,761)	—	—	(25,385)	—	(1,258)
Total dividends and distributions to shareholders	(1,429,455)	(557,163)	(569,457)	(2,151,725)	(854,280)	(606,023)
Fund Share Transactions:
Net proceeds from the sale of shares	16,502,211	29,495,264	14,415,003	27,570,071	39,564,146	27,968,920
Issued in reinvestment of dividends and distributions	1,427,801	556,499	563,101	2,151,079	854,232	606,023
Cost of shares redeemed	(18,567,104)	(18,462,269)	(10,695,386)	(19,672,832)	(12,114,831)	(11,330,116)
Net increase (decrease) from Fund share transactions	(637,092)	11,589,494	4,282,718	10,048,318	28,303,547	17,244,827
Total increase (decrease) in net assets	(3,238,141)	12,270,353	4,299,617	4,561,238	29,395,393	17,592,334
Net Assets:
Beginning of period	34,279,314	22,008,961	17,709,344	62,586,863	33,191,470	15,599,136
End of period*	$31,041,173	$34,279,314	$22,008,961	$67,148,101	$62,586,863	$33,191,470
* Including undistributed net investment income of:	$677,409	$627,193	$208,894	$1,144,360	$1,061,834	$600,120

†	Fiscal year end changed from November 30th to September 30th.

226	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2025			AllianzGI Retirement 2030

Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Year ended 11/30/2013	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Year ended 11/30/2013

$1,738,604	$1,286,786	$665,521	$1,737,521	$1,406,560	$870,675
(684,686)	434,739	(416,905)	(302,259)	1,199,068	(136,941)
(4,582,223)	622,984	786,392	(5,612,480)	(86,428)	1,586,487
(3,528,305)	2,344,509	1,035,008	(4,177,218)	2,519,200	2,320,221

(914,877)	(426,739)	(236,114)	(832,147)	(428,196)	(221,948)
—	—	—	(15,900)	(10,033)	(10,874)
—	—	—	(19,313)	(13,222)	(10,072)
(24,873)	(18,248)	(21,077)	(39,434)	(21,599)	(29,886)
(545,013)	(80,183)	(92,938)	(652,591)	(184,881)	(144,236)
(172,571)	(108,975)	(106,062)	(313,706)	(258,616)	(263,982)
(348,778)	(200,811)	(233)	(314,079)	(200,325)	(420)

(22,737)	—	(24,277)	(331,110)	—	(16,870)
—	—	—	(8,783)	—	(1,227)
—	—	—	(8,104)	—	(845)
(900)	—	(2,419)	(18,094)	—	(2,202)
(24,035)	—	(9,853)	(259,373)	—	(10,688)
(5,265)	—	(11,103)	(119,329)	—	(19,278)
(1,091)	—	(904)	(111,866)	—	(562)
(2,060,140)	(834,956)	(504,980)	(3,043,829)	(1,116,872)	(733,090)

30,583,994	41,120,713	28,907,362	31,288,695	38,677,395	27,480,286
2,050,920	829,680	496,764	3,027,120	1,113,004	730,493
(23,726,600)	(12,163,443)	(7,000,861)	(22,821,170)	(17,086,760)	(16,818,734)
8,908,314	29,786,950	22,403,265	11,494,645	22,703,639	11,392,045
3,319,869	31,296,503	22,933,293	4,273,598	24,105,967	12,979,176

65,107,535	33,811,032	10,877,739	64,305,460	40,199,493	27,220,317
$68,427,404	$65,107,535	$33,811,032	$68,579,058	$64,305,460	$40,199,493
$1,212,132	$1,154,172	$529,970	$1,123,325	$1,202,112	$691,744

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	227

Statements of Changes in Net Assets (cont’d)

	AllianzGI Retirement 2035			AllianzGI Retirement 2040

	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Year ended 11/30/2013	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Year ended 11/30/2013
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$1,379,907	$1,097,824	$535,740	$1,084,967	$955,485	$547,945
Net realized gain (loss)	(179,543)	910,969	(178,620)	401,292	1,285,907	90,776
Net change in unrealized appreciation/depreciation	(4,700,192)	179,591	1,557,091	(4,634,401)	(213,031)	1,818,068
Net increase (decrease) in net assets resulting from investment operations	(3,499,828)	2,188,384	1,914,211	(3,148,142)	2,028,361	2,456,789
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(673,897)	(300,338)	(101,742)	(634,069)	(299,358)	(100,875)
Class C	—	—	—	(6,919)	(4,849)	(4,540)
Class D	—	—	—	(7,206)	(4,271)	(5,385)
Class R	(32,189)	(16,445)	(19,990)	(45,420)	(22,265)	(22,878)
Class P	(594,957)	(113,126)	(102,453)	(448,321)	(113,845)	(64,785)
Class R6	(131,271)	(137,282)	(127,515)	(349,785)	(262,190)	(214,057)
Administrative Class	(380,167)	(224,389)	(260)	(197,536)	(116,327)	(654)
Net realized capital gains:
Class A	(230,108)	—	(13,242)	(446,070)	(10,167)	(7,682)
Class C	—	—	—	(6,717)	(190)	(439)
Class D	—	—	—	(5,463)	(119)	(476)
Class R	(13,559)	—	(2,812)	(35,800)	(827)	(1,677)
Class P	(211,133)	—	(13,606)	(315,901)	(7,225)	(4,871)
Class R6	(42,475)	—	(16,780)	(233,223)	(4,534)	(15,947)
Administrative Class	(108,510)	—	(1,181)	(125,082)	(3,144)	(212)
Total dividends and distributions to shareholders	(2,418,266)	(791,580)	(399,581)	(2,857,512)	(849,311)	(444,478)
Fund Share Transactions:
Net proceeds from the sale of shares	25,676,859	29,581,674	20,515,998	21,606,309	27,176,932	16,759,032
Issued in reinvestment of dividends and distributions	2,410,670	788,966	396,954	2,846,543	847,385	441,636
Cost of shares redeemed	(21,426,137)	(7,595,095)	(3,148,704)	(17,205,912)	(12,583,051)	(5,635,221)
Net increase from Fund share transactions	6,661,392	22,775,545	17,764,248	7,246,940	15,441,266	11,565,447
Total increase (decrease) in net assets	743,298	24,172,349	19,278,878	1,241,286	16,620,316	13,577,758
Net Assets:
Beginning of period	53,682,044	29,509,695	10,230,817	43,543,217	26,922,901	13,345,143
End of period*	$54,425,342	$53,682,044	$29,509,695	$44,784,503	$43,543,217	$26,922,901
* Including undistributed net investment income of:	$828,736	$928,003	$434,101	$522,318	$768,584	$444,281

†	Fiscal year end changed from November 30th to September 30th.

228	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2045			AllianzGI Retirement 2050

Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Year ended 11/30/2013	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Year ended 11/30/2013

$655,347	$517,862	$261,082	$521,500	$439,654	$274,886
295,334	526,086	74,538	630,380	746,452	168,103
(2,667,654)	187,541	952,639	(2,771,030)	(183,686)	1,054,220
(1,716,973)	1,231,489	1,288,259	(1,619,150)	1,002,420	1,497,209

(374,869)	(181,709)	(62,334)	(192,203)	(68,062)	(16,717)
—	—	—	(4,538)	(2,510)	(1,272)
—	—	—	(8,207)	(8,335)	(5,883)
(15,439)	(6,954)	(7,644)	(21,154)	(10,670)	(11,240)
(369,860)	(56,921)	(43,843)	(271,151)	(37,456)	(24,444)
(195,527)	(115,794)	(101,568)	(324,615)	(245,688)	(208,847)
(65,945)	(36,633)	(308)	(47,447)	(30,843)	(511)

(186,524)	(14,940)	(12,389)	(154,624)	(25,014)	(1,929)
—	—	—	(4,532)	(823)	(214)
—	—	—	(7,083)	(1,745)	(724)
(8,330)	(658)	(1,606)	(18,900)	(3,662)	(1,290)
(175,114)	(13,700)	(8,687)	(209,825)	(33,116)	(2,680)
(75,283)	(8,805)	(19,921)	(236,822)	(51,300)	(22,716)
(25,861)	(2,638)	(343)	(35,354)	(6,978)	(118)
(1,492,752)	(438,752)	(258,643)	(1,536,455)	(526,202)	(298,585)

9,992,490	15,099,268	7,291,721	11,632,283	12,294,801	5,500,024
1,492,002	438,561	258,522	1,534,008	525,997	298,585
(9,792,388)	(2,852,267)	(1,178,869)	(9,209,423)	(5,298,045)	(2,709,799)
1,692,104	12,685,562	6,371,374	3,956,868	7,522,753	3,088,810
(1,517,621)	13,478,299	7,400,990	801,263	7,998,971	4,287,434

26,562,354	13,084,055	5,683,065	21,487,928	13,488,957	9,201,523
$25,044,733	$26,562,354	$13,084,055	$22,289,191	$21,487,928	$13,488,957
$300,931	$432,237	$200,139	$207,166	$353,260	$214,739

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	229

Statements of Changes in Net Assets (cont’d)

	AllianzGI Retirement 2055			AllianzGI Retirement Income

	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Year ended 11/30/2013	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Year ended 11/30/2013
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$184,630	$156,879	$114,335	$721,278	$677,809	$744,927
Net realized gain	89,805	245,428	96,730	219,701	855,090	311,964
Net change in unrealized appreciation/depreciation	(833,021)	(84,342)	383,798	(2,015,262)	(257,664)	(278,951)
Net increase (decrease) in net assets resulting from investment operations	(558,586)	317,965	594,863	(1,074,283)	1,275,235	777,940
Dividends and Distributions to Shareholders from:
Class A	(44,641)	(13,942)	(842)	(229,357)	(99,066)	(179,152)
Class B	—	—	—	—	—	—
Class C	—	—	—	(108,273)	(45,087)	(167,944)
Class D	—	—	—	(34,792)	(16,960)	(52,448)
Class R	(5,428)	(1,668)	(1,333)	(7,047)	(2,510)	(3,837)
Class P	(44,972)	(6,547)	(2,203)	(222,776)	(151,273)	(208,689)
Institutional Class	—	—	—	—	—	—
Class R6	(210,081)	(118,426)	(124,983)	(336,276)	(215,784)	(402,626)
Administrative Class	(14,788)	(5,836)	(386)	(35,047)	(37,092)	(27,354)
Net realized capital gains:
Class A	(36,217)	(7,419)	(448)	(162,477)	—	(23,086)
Class B	—	—	—	—	—	—
Class C	—	—	—	(102,280)	—	(28,517)
Class D	—	—	—	(25,760)	—	(7,188)
Class R	(4,945)	(1,123)	(698)	(5,439)	—	(554)
Class P	(36,974)	(9,316)	(1,113)	(135,649)	—	(24,955)
Institutional Class	—	—	—	—	—	—
Class R6	(142,903)	(51,679)	(59,925)	(230,655)	—	(46,558)
Administrative Class	(10,083)	(3,149)	(249)	(48,843)	—	(1,013)
Return of Capital:
Class A	—	—	—	—	—	(7,402)
Class C	—	—	—	—	—	(8,593)
Class D	—	—	—	—	—	(2,420)
Class R	—	—	—	—	—	(205)
Class P	—	—	—	—	—	(9,769)
Class R6	—	—	—	—	—	(15,564)
Administrative Class	—	—	—	—	—	(2,004)
Total dividends and distributions to shareholders	(551,032)	(219,105)	(192,180)	(1,684,671)	(567,772)	(1,219,878)
Fund Share Transactions:
Net proceeds from the sale of shares	2,991,547	2,861,581	908,455	7,271,909	13,555,798	10,247,332
Issued in reinvestment of dividends and distributions	550,121	219,099	192,180	1,683,901	567,659	1,202,902
Cost of shares redeemed	(4,132,446)	(349,327)	(77,253)	(11,875,567)	(11,773,274)	(14,307,606)
Net increase (decrease) from Fund share transactions	(590,778)	2,731,353	1,023,382	(2,919,757)	2,350,183	(2,857,372)
Total increase (decrease) in net assets	(1,700,396)	2,830,213	1,426,065	(5,678,711)	3,057,646	(3,299,310)
Net Assets:
Beginning of period	7,885,729	5,055,516	3,629,451	29,380,593	26,322,947	29,622,257
End of period*	$6,185,333	$7,885,729	$5,055,516	$23,701,882	$29,380,593	$26,322,947
* Including undistributed net investment income of:	$69,080	$130,574	$84,932	$103,613	$198,304	$1,784

†	Fiscal year end changed from November 30th to September 30th.

230	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

AllianzGI Global Allocation			AllianzGI Global Dynamic Allocation

Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Year ended 11/30/2013	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Year ended 11/30/2013

$3,923,737	$4,997,925	$5,183,796	$137,104	$124,498	$170,061
13,160,579	11,590,534	10,540,301	458,629	609,442	832,100
(28,787,961)	(7,044,237)	7,007,440	(1,011,494)	(515,792)	176,941
(11,703,645)	9,544,222	22,731,537	(415,761)	218,148	1,179,102

(2,191,344)	(1,515,468)	(2,664,819)	(37,530)	(36,024)	(23,226)
(40,114)	(31,583)	(115,538)	—	—	—
(1,660,051)	(941,983)	(2,114,389)	(40,272)	(26,791)	(28,575)
(80,836)	(34,957)	(13,156)	(4,316)	(10,657)	(3,362)
(588)	(351)	(563)	(5,287)	(3,112)	(517)
(75,642)	(48,927)	(55,750)	(1,681)	(1,171)	(513)
(2,881,753)	(1,801,068)	(2,475,717)	(134,390)	(92,056)	(156,839)
(32)	—	—	—	—	—
(844)	(588)	(54,859)	(994)	(523)	(487)

(757,431)	—	—	(97,298)	(155,116)	(8,641)
(18,442)	—	—	—	—	—
(713,482)	—	—	(129,766)	(163,735)	(13,353)
(26,564)	—	—	(11,929)	(44,224)	(1,183)
(207)	—	—	(14,250)	(13,397)	(236)
(23,716)	—	—	(4,085)	(4,798)	(179)
(890,375)	—	—	(319,043)	(378,173)	(50,786)
—	—	—	—	—	—
(284)	—	—	(2,462)	(2,270)	(171)

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
(9,361,705)	(4,374,925)	(7,494,791)	(803,303)	(932,047)	(288,068)

152,610,369	27,705,749	30,248,337	3,126,765	898,223	1,723,271
8,452,473	3,945,498	6,677,559	803,301	930,946	288,068
(38,678,589)	(40,895,649)	(45,728,016)	(1,315,150)	(1,655,346)	(3,525,932)
122,384,253	(9,244,402)	(8,802,120)	2,614,916	173,823	(1,514,593)
101,318,903	(4,075,105)	6,434,626	1,395,852	(540,076)	(623,559)

208,984,440	213,059,545	206,624,919	6,139,634	6,679,710	7,303,269
$310,303,343	$208,984,440	$213,059,545	$7,535,486	$6,139,634	$6,679,710
$20,248	$1,481,521	$—	$37,778	$81,738	$94,812

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	231

Statements of Changes in Net Assets (cont’d)

	AllianzGI Global Megatrends	AllianzGI Behavioral Advantage Large Cap			AllianzGI Best Styles Emerging Markets Equity

	Period from 2/2/2015†† through 9/30/2015†	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Year ended 11/30/2013	Period from 12/9/2014†† through 9/30/2015†
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$2,023	$578,743	$981,337	$513,865	$136,892
Net realized gain (loss)	—	12,166,088	6,048,044	2,100,176	140,487
Net change in unrealized appreciation/depreciation	(233,348)	(13,295,021)	3,453,370	7,931,802	(1,094,934)
Net increase (decrease) in net assets resulting from investment operations	(231,325)	(550,190)	10,482,751	10,545,843	(817,555)
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	—	(151,343)	(90,468)	(538)	—
Class C	—	(7,028)	(1,785)	(753)	—
Class D	—	(33,727)	(454)	(3,323)	—
Class P	—	(2,311)	(111)	(187)	(2)
Institutional Class	—	(1,119,347)	(412,898)	(298,276)	(3)
Class R6	—	—	—	—	(1,617)
Net realized capital gains:
Class A	—	(2,518,110)	(306,379)	(2,833)	—
Class C	—	(208,608)	(8,829)	(3,716)	—
Class D	—	(588,302)	(6,517)	(3,966)	—
Class P	—	(27,964)	(603)	(733)	—
Institutional Class	—	(13,174,278)	(1,759,764)	(1,029,278)	—
Class R6	—	—	—	—	—
Total dividends and distributions to shareholders	—	(17,831,018)	(2,587,808)	(1,343,603)	(1,622)
Fund Share Transactions:
Net proceeds from the sale of shares	28,000	12,478,515	49,243,234	34,306,842	580,298
Issued in reinvestment of dividends and distributions	—	15,396,960	2,233,422	1,342,737	1,622
Cost of shares redeemed	(4,581)	(75,780,885)	(31,003,981)	(4,876,491)	(20,758)
Net increase (decrease) from Fund share transactions	23,419	(47,905,410)	20,472,675	30,773,088	561,162
Total increase (decrease) in net assets	(207,906)	(66,286,618)	28,367,618	39,975,328	(258,015)
Net Assets:
Beginning of period	3,020,000	85,659,454	57,291,836	17,316,508	5,020,000
End of period*	$2,812,094	$19,372,836	$85,659,454	$57,291,836	$4,761,985
* Including undistributed net investment income of:	$2,029	$215,914	$951,417	$451,168	$132,728

†	Fiscal year end changed from November 30th to September 30th.
††	Commencement of operations.

232	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

AllianzGI Best Styles Global Equity		AllianzGI Best Styles International Equity	AllianzGI Best Styles U.S. Equity	AllianzGI China Equity

Period from 12/1/2014 through 9/30/2015†	Period from 12/2/2013†† through 11/30/2014	Period from 12/9/2014†† through 9/30/2015†	Period from 12/1/2014†† through 9/30/2015†	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Year ended 11/30/2013

$2,087,928	$785,022	$939,684	$839,546	$134,279	$67,404	$50,999
(935,466)	843,623	294,120	(219,617)	(527,317)	402,768	(23,662)
(11,232,461)	2,253,182	(4,422,182)	(5,327,344)	(1,137,845)	(385,396)	599,575
(10,079,999)	3,881,827	(3,188,378)	(4,707,415)	(1,530,883)	84,776	626,912

(265)	—	—	—	(16,561)	(1,192)	(2,022)
—	—	—	—	(388)	(2)	(1)
—	—	—	—	(9,991)	(1,635)	(11,196)
—	—	(7)	(14)	(2)	(45)	(226)
(273)	—	(7)	(15)	(99,781)	(31,446)	(76,243)
(813,579)	—	(3,930)	(4,632)	—	—	—

(346)	—	—	—	(18,347)	—	—
—	—	—	—	(1,749)	—	—
—	—	—	—	(16,626)	—	—
(1,116)	—	—	—	(633)	—	—
(305)	—	—	—	(94,416)	—	—
(848,874)	—	—	—	—	—	—
(1,664,758)	—	(3,944)	(4,661)	(258,494)	(34,320)	(89,688)

291,007,784	36,454,373	69,498,928	113,151,477	9,677,189	4,723,503	896,237
1,664,758	—	3,944	4,661	258,348	34,320	89,688
(27,349,523)	(11,914,060)	(15,102,473)	(23,212,297)	(8,216,867)	(4,358,814)	(1,094,747)
265,323,019	24,540,313	54,400,399	89,943,841	1,718,670	399,009	(108,822)
253,578,262	28,422,140	51,208,077	85,231,765	(70,707)	449,465	428,402

33,442,140	5,020,000	5,020,000	3,020,000	4,947,322	4,497,857	4,069,455
$287,020,402	$33,442,140	$56,228,077	$88,251,765	$4,876,615	$4,947,322	$4,497,857
$1,928,740	$771,361	$838,345	$831,056	$134,161	$94,771	$19,845

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	233

Statements of Changes in Net Assets (cont’d)

	AllianzGI Convertible			AllianzGI Emerging Markets Consumer

	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Year ended 11/30/2013	Period from 12/1/2014†† through 9/30/2015†
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$26,356,257	$33,329,413	$29,827,103	$117,974
Net realized gain (loss)	173,975,914	174,588,949	106,379,772	(1,312,395)
Net change in unrealized appreciation/depreciation	(300,637,013)	29,600,080	213,706,272	(1,492,165)
Net increase (decrease) in net assets resulting from investment operations	(100,304,842)	237,518,442	349,913,147	(2,686,586)
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(7,640,089)	(8,036,190)	(2,361,786)	—
Class C	(990,962)	(1,651,959)	(461,374)	—
Class D	(1,081,878)	(2,363,380)	(829,104)	—
Class R	(18,691)	(16,226)	(2,662)	—
Class P	(3,655,825)	(5,514,465)	(1,432,561)	—
Institutional Class	(30,656,569)	(39,138,558)	(19,878,839)	—
Administrative Class	(47,899)	(209,464)	(106,752)	—
Net realized capital gains:
Class A	(30,559,402)	(9,748,925)	—	—
Class C	(7,902,259)	(2,953,239)	—	—
Class D	(4,909,717)	(2,652,574)	—	—
Class R	(90,285)	(19,171)	—	—
Class P	(14,081,872)	(5,628,426)	—	—
Institutional Class	(111,971,539)	(38,746,943)	—	—
Administrative Class	(236,630)	(203,909)	—	—
Total dividends and distributions to shareholders	(213,843,617)	(116,883,429)	(25,073,078)	—
Fund Share Transactions:
Net proceeds from the sale of shares	273,812,360	1,084,404,115	1,660,827,670	19,075,984
Issued in reinvestment of dividends and distributions	132,963,481	76,423,408	15,664,611	—
Cost of shares redeemed	(574,307,166)	(983,620,998)	(625,119,587)	(3,771,216)
Net increase (decrease) from Fund share transactions	(167,531,325)	177,206,525	1,051,372,694	15,304,768
Total increase (decrease) in net assets	(481,679,784)	297,841,538	1,376,212,763	12,618,182
Net Assets:
Beginning of period	2,701,627,548	2,403,786,010	1,027,573,247	3,010,000
End of period*	$2,219,947,764	$2,701,627,548	$2,403,786,010	$15,628,182
* Including undistributed (dividends in excess of) net investment income of:	$2,879,517	$12,633,367	$28,561,711	$103,218

†	Fiscal year end changed from November 30th to September 30th.
††	Commencement of operations.

234	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

AllianzGI Emerging Markets Debt		AllianzGI Emerging Markets Small-Cap	AllianzGI Europe Equity Dividend	AllianzGI Global Fundamental Strategy

Period from 12/1/2014 through 9/30/2015†	Period from 9/15/2014†† through 11/30/2014	Period from 12/1/2014†† through 9/30/2015†	Period from 2/2/2015†† through 9/30/2015†	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Period from 7/1/2013†† through 11/30/2013

$1,043,972	$243,119	$80,778	$82,267	$321,851	$423,304	$104,947
(935,923)	(243,113)	(256,024)	(119,286)	563,862	186,964	51,753
(1,857,787)	(146,982)	(670,102)	(266,484)	(1,807,042)	421,354	469,690
(1,749,738)	(146,976)	(845,348)	(303,503)	(921,329)	1,031,622	626,390

(361)	—	(1)	—	(573)	(78)	—
(284)	—	—	—	(267)	(40)	—
—	—	—	—	(1)	(78)	—
—	—	—	—	—	—	—
(376)	—	—	—	(363)	(86)	—
(1,171,645)	—	(768)	—	(766,540)	(183,029)	—
—	—	—	—	—	—	—

—	—	—	—	—	(42)	—
—	—	—	—	—	(42)	—
—	—	—	—	—	(45)	—
—	—	—	—	—	—	—
—	—	—	—	—	(42)	—
—	—	—	—	—	(83,961)	—
—	—	—	—	—	—	—
(1,172,666)	—	(769)	—	(767,744)	(267,443)	—

456,358	3,000	6,473,808	386,039	311,957	2,628,459	56,000
1,172,666	—	769	—	767,744	267,443	—
(7,372)	—	(96,295)	(155,506)	(2,078,613)	(2,175,508)	—
1,621,652	3,000	6,378,282	230,533	(998,912)	720,394	56,000
(1,300,752)	(143,976)	5,532,165	(72,970)	(2,687,985)	1,484,573	682,390

29,886,024	30,030,000	3,010,000	3,030,000	22,206,963	20,722,390	20,040,000
$28,585,272	$29,886,024	$8,542,165	$2,957,030	$19,518,978	$22,206,963	$20,722,390
$(87,951)	$179,457	$74,640	$(12,250)	$500,095	$619,357	$70,669

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	235

Statements of Changes in Net Assets (cont’d)

	AllianzGI Global Managed Volatility			AllianzGI Global Sustainability

	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Year ended 11/30/2013	Period from 12/9/2014†† through 9/30/2015†
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$127,567	$407,635	$444,751	$32,350
Net realized gain (loss)	1,152,412	1,459,982	619,199	(22,849)
Net change in unrealized appreciation/depreciation	(1,290,026)	(83,908)	762,994	(190,016)
Net increase (decrease) in net assets resulting from investment operations	(10,047)	1,783,709	1,826,944	(180,515)
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(4,839)	(3,296)	(1,861)	—
Class C	(4,980)	(4,877)	(2,023)	—
Class D	(5,732)	(1,358)	(1,690)	—
Class R	—	—	—	—
Class P	(339)	(368)	(392)	—
Institutional Class	(410,932)	(466,258)	(556,130)	—
Administrative Class	—	—	—	—
Net realized capital gains:
Class A	(22,003)	(4,082)	(493)	—
Class C	(30,335)	(6,056)	(468)	—
Class D	(27,809)	(2,421)	(385)	—
Class R	—	—	—	—
Class P	(1,498)	(397)	(100)	—
Institutional Class	(1,412,700)	(470,054)	(133,935)	—
Administrative Class	—	—	—	—
Total dividends and distributions to shareholders	(1,921,167)	(959,167)	(697,477)	—
Fund Share Transactions:
Net proceeds from the sale of shares	1,509,913	6,745,131	3,589,444	58,034
Issued in reinvestment of dividends and distributions	1,920,134	958,921	697,477	—
Cost of shares redeemed	(15,460,195)	(6,297,535)	(5,585,663)	—
Net increase (decrease) from Fund share transactions	(12,030,148)	1,406,517	(1,298,742)	58,034
Total increase (decrease) in net assets	(13,961,362)	2,231,059	(169,275)	(122,481)
Net Assets:
Beginning of period	16,758,260	14,527,201	14,696,476	3,020,000
End of period*	$2,796,898	$16,758,260	$14,527,201	$2,897,519
* Including undistributed (dividends in excess of) net investment income of:	$100,314	$405,697	$501,866	$26,886

†	Fiscal year end changed from November 30th to September 30th.
††	Commencement of operations.

236	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

AllianzGI Global Water			AllianzGI High Yield Bond			AllianzGI International Growth

Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Year ended 11/30/2013	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Year ended 11/30/2013	Period from 2/2/2015†† through 9/30/2015†

$1,447,811	$1,281,291	$838,937	$19,590,063	$26,751,720	$25,667,127	$28,303
3,747,638	12,071,081	3,254,498	(2,282,069)	(2,594,450)	4,650,471	(18,488)
(25,312,123)	(9,066,116)	30,353,142	(33,120,144)	(13,254,415)	3,318,437	(184,521)
(20,116,674)	4,286,256	34,446,577	(15,812,150)	10,902,855	33,636,035	(174,706)

(320,545)	(269,464)	(679,198)	(1,946,832)	(4,652,555)	(6,143,161)	—
(62)	(44)	(121,278)	(938,411)	(1,492,477)	(1,688,305)	—
(58,561)	(27,063)	(75,427)	(1,924,764)	(4,685,232)	(4,839,632)	—
—	—	—	(86,636)	(186,866)	(159,730)	—
(617,050)	(164,700)	(186,883)	(4,139,621)	(5,226,144)	(2,457,369)	—
(138,567)	(175,053)	(56,569)	(10,208,443)	(11,638,201)	(9,203,696)	—
—	—	—	(1,558,600)	(2,355,230)	(2,036,554)	—

—	—	—	—	(619,224)	(145,971)	—
—	—	—	—	(228,112)	(37,627)	—
—	—	—	—	(937,624)	(105,921)	—
—	—	—	—	(24,919)	(3,114)	—
—	—	—	—	(667,219)	(18,364)	—
—	—	—	—	(1,221,439)	(175,436)	—
—	—	—	—	(287,135)	(41,582)	—
(1,134,785)	(636,324)	(1,119,355)	(20,803,307)	(34,222,377)	(27,056,462)	—

104,509,559	183,509,079	139,501,638	216,238,485	261,023,783	365,187,121	88,933
720,606	446,287	655,954	19,571,812	28,415,730	20,848,984	—
(87,816,493)	(85,247,989)	(40,240,156)	(259,914,958)	(343,171,573)	(285,089,695)	(39,570)
17,413,672	98,707,377	99,917,436	(24,104,661)	(53,732,060)	100,946,410	49,363
(3,837,787)	102,357,309	133,244,658	(60,720,118)	(77,051,582)	107,525,983	(125,343)

346,876,891	244,519,582	111,274,924	384,999,021	462,050,603	354,524,620	3,010,000
$343,039,104	$346,876,891	$244,519,582	$324,278,903	$384,999,021	$462,050,603	$2,884,657
$953,435	$1,031,226	$518,757	$(1,943,464)	$(1,910,964)	$(902,748)	$21,094

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	237

Statements of Changes in Net Assets (cont’d)

	AllianzGI International Small-Cap			AllianzGI Micro Cap

	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Year ended 11/30/2013	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Year ended 11/30/2013
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$853,229	$486,533	$485,853	$(466,944)	$(529,827)	$(393,228)
Net realized gain (loss)	4,467,652	8,929,778	22,157,689	4,984,983	5,318,065	5,183,506
Net change in unrealized appreciation/depreciation	754,622	(14,951,435)	9,127,239	(5,117,646)	(5,003,191)	9,903,699
Net increase (decrease) in net assets resulting from investment operations	6,075,503	(5,535,124)	31,770,781	(599,607)	(214,953)	14,693,977
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(31,058)	(76,677)	(5)	—	—	—
Class C	(2,507)	(7,882)	(323)	—	—	—
Class D	(7,276)	(24,442)	(11)	—	—	—
Class R	(143)	(1,445)	(153)	—	—	—
Class P	(80,089)	(413,514)	(314,004)	—	—	—
Institutional Class	(111,313)	(712,548)	(835,561)	—	—	—
Administrative Class**	—	(143)	(1)	—	—	—
Net realized capital gains:
Class A	(527,948)	(401,037)	—	(401,198)	(99,298)	(13,432)
Class C	(108,272)	(67,871)	—	—	—	—
Class D	(144,512)	(43,636)	—	—	—	—
Class R	(7,377)	(3,246)	—	—	—	—
Class P	(2,809,567)	(2,839,970)	—	(131,124)	(121,008)	(31,638)
Institutional Class	(5,583,444)	(5,781,334)	—	(2,778,216)	(2,458,693)	(2,184,800)
Administrative Class**	—	(1,090)	—	—	—	—
Total dividends and distributions to shareholders	(9,413,506)	(10,374,835)	(1,150,058)	(3,310,538)	(2,678,999)	(2,229,870)
Fund Share Transactions:
Net proceeds from the sale of shares	59,575,114	31,565,843	38,103,115	28,458,285	16,002,865	13,526,507
Issued in reinvestment of dividends and distributions	8,914,472	9,979,963	1,138,431	3,304,682	2,674,893	2,215,649
Cost of shares redeemed	(44,174,120)	(45,162,105)	(79,496,990)	(15,456,222)	(21,006,118)	(11,046,819)
Net increase (decrease) from Fund share transactions	24,315,466	(3,616,299)	(40,255,444)	16,306,745	(2,328,360)	4,695,337
Total increase (decrease) in net assets	20,977,463	(19,526,258)	(9,634,721)	12,396,600	(5,222,312)	17,159,444
Net Assets:
Beginning of period	91,575,714	111,101,972	120,736,693	39,747,287	44,969,599	27,810,155
End of period*	$112,553,177	$91,575,714	$111,101,972	$52,143,887	$39,747,287	$44,969,599
* Including undistributed (dividends in excess of) net investment income of:	$757,765	$228,162	$1,070,728	$(422,029)	$(482,297)	$(416,240)

**	AllianzGI International Small-Cap liquidated its Administrative Class on May 21, 2014.
†	Fiscal year end changed from November 30th to September 30th.
††	Commencement of operations.

238	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

AllianzGI Multi-Asset Real Return			AllianzGI NFJ Emerging Markets Value			AllianzGI NFJ Global Dividend Value

Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Period from 12/17/2012†† through 11/30/2013	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Period from 12/18/2012†† through 11/30/2013	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Year ended 11/30/2013

$56,385	$74,280	$59,725	$311,728	$270,969	$149,989	$950,809	$2,181,257	$1,899,401
(85,771)	(53,943)	1,210	(475,562)	325,266	(158,705)	2,010,027	4,043,646	3,737,570
(610,765)	(116,868)	67,838	(1,266,649)	(247,980)	181,059	(8,005,972)	(2,887,427)	8,506,884
(640,151)	(96,531)	128,773	(1,430,483)	348,255	172,343	(5,045,136)	3,337,476	14,143,855

(1,726)	(677)	—	(6,189)	(1,302)	(258)	(365,905)	(289,279)	(198,998)
(703)	(1,050)	—	(2,865)	(619)	(99)	(134,953)	(106,170)	(60,674)
(237)	(136)	—	(55,685)	(27,988)	(4,846)	(87,453)	(22,598)	(11,466)
—	—	—	—	—	—	—	—	—
(113)	(152)	—	(437)	(251)	(122)	(51,415)	(50,720)	(29,012)
(75,299)	(88,246)	—	(330,808)	(171,834)	(73,371)	(874,763)	(1,494,313)	(1,218,754)
—	—	—	—	—	—	—	—	—

—	(350)	—	(1,687)	—	—	(894,483)	(524,358)	(15,289)
—	(473)	—	(1,066)	—	—	(440,737)	(278,781)	(8,154)
—	(111)	—	(22,617)	—	—	(212,384)	(37,086)	(958)
—	—	—	—	—	—	—	—	—
—	(53)	—	(162)	—	—	(126,876)	(87,797)	(2,174)
—	(29,343)	—	(119,439)	—	—	(2,273,312)	(2,562,825)	(86,720)
—	—	—	—	—	—	—	—	—
(78,078)	(120,591)	—	(540,955)	(201,994)	(78,696)	(5,462,281)	(5,453,927)	(1,632,199)

295,620	1,227,771	137,728	2,342,905	2,873,339	5,003,054	9,945,395	23,212,818	22,951,780
78,078	120,591	—	540,955	201,994	78,696	4,660,503	4,954,544	1,512,963
(1,444,739)	(108,911)	(5,234)	(2,483,274)	(1,256,884)	(604,648)	(47,936,033)	(29,958,637)	(18,882,275)
(1,071,041)	1,239,451	132,494	400,586	1,818,449	4,477,102	(33,330,135)	(1,791,275)	5,582,468
(1,789,270)	1,022,329	261,267	(1,570,852)	1,964,710	4,570,749	(43,837,552)	(3,907,726)	18,094,124

6,323,596	5,301,267	5,040,000	9,575,459	7,610,749	3,040,000	66,273,666	70,181,392	52,087,268
$4,534,326	$6,323,596	$5,301,267	$8,004,607	$9,575,459	$7,610,749	$22,436,114	$66,273,666	$70,181,392
$52,615	$64,932	$62,144	$93,063	$168,872	$72,786	$231,773	$876,625	$689,680

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	239

Statements of Changes in Net Assets (cont’d)

	AllianzGI NFJ International Small-Cap Value			AllianzGI NFJ International Value II

	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Year ended 11/30/2013	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Year ended 11/30/2013
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$369,061	$414,397	$184,098	$994,476	$864,809	$85,369
Net realized gain (loss)	366,594	1,461,108	417,518	(1,260,616)	158,105	191,143
Net change in unrealized appreciation/depreciation	(1,489,020)	(1,033,876)	1,265,550	(5,179,444)	(1,278,749)	468,866
Net increase (decrease) in net assets resulting from investment operations	(753,365)	841,629	1,867,166	(5,445,584)	(255,835)	745,378
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(77,148)	(28,563)	(20,797)	(3,630)	(2,980)	(668)
Class C	(32,806)	(13,235)	(1,215)	(1,364)	(1,279)	(115)
Class D	(43,395)	(8,011)	(5,602)	(257)	(410)	(136)
Class P	(1,235)	(134)	(128)	(9,024)	(1,094)	(143)
Institutional Class	(320,408)	(198,102)	(45,319)	(900,258)	(735,960)	(57,743)
Net realized capital gains:
Class A	(232,125)	(49,292)	(5,301)	(645)	(2,574)	(70)
Class C	(114,145)	(14,329)	(57)	(418)	(1,615)	(16)
Class D	(125,827)	(20,783)	(607)	(52)	(448)	(16)
Class P	(3,324)	(325)	(57)	(961)	(452)	(16)
Institutional Class	(1,014,968)	(277,871)	(17,772)	(150,633)	(154,322)	(6,282)
Total dividends and distributions to shareholders	(1,965,381)	(610,645)	(96,855)	(1,067,242)	(901,134)	(65,205)
Fund Share Transactions:
Net proceeds from the sale of shares	10,841,826	11,637,433	11,135,989	9,770,715	39,704,993	341,684
Issued in reinvestment of dividends and distributions	1,961,582	609,584	96,234	1,067,242	901,134	65,204
Cost of shares redeemed	(17,224,965)	(8,626,539)	(2,078,411)	(126,593)	(4,406,491)	(1,246,435)
Net increase (decrease) from Fund share transactions	(4,421,557)	3,620,478	9,153,812	10,711,364	36,199,636	(839,547)
Total increase (decrease) in net assets	(7,140,303)	3,851,462	10,924,123	4,198,538	35,042,667	(159,374)
Net Assets:
Beginning of period	19,482,282	15,630,820	4,706,697	39,360,888	4,318,221	4,477,595
End of period*	$12,341,979	$19,482,282	$15,630,820	$43,559,426	$39,360,888	$4,318,221
* Including undistributed (dividends in excess of) net investment income of:	$359,178	$425,244	$195,568	$240,201	$184,108	$55,965

†	Fiscal year end changed from November 30th to September 30th.
††	Commencement of operations.

240	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

AllianzGI Short Duration High Income			AllianzGI Structured Return			AllianzGI U.S. Equity Hedged

Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Year ended 11/30/2013	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Period from 12/3/2012†† through 11/30/2013	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Period from 12/3/2012†† through 11/30/2013

$31,846,719	$28,755,543	$15,626,920	$482,489	$(99,064)	$(126,988)	$159,660	$91,071	$47,172
(2,948,957)	2,167,612	(1,886,608)	1,970,187	478,651	508,983	2,284,545	(425,013)	(228,900)
(32,553,916)	(14,120,813)	3,327,579	(1,897,298)	348,559	87,059	(3,303,265)	1,330,644	880,477
(3,656,154)	16,802,342	17,067,891	555,378	728,146	469,054	(859,060)	996,702	698,749

(6,644,056)	(8,370,337)	(6,075,369)	(2)	—	—	(1,746)	(13,056)	—
(3,681,430)	(3,564,709)	(2,115,400)	(2)	—	—	(1)	(1,801)	—
(1,235,286)	(1,473,888)	(739,149)	(43,262)	—	—	(11,090)	(1,167)	—
(11,139,212)	(9,035,739)	(4,408,587)	(1)	—	—	(39)	(47)	—
(13,522,588)	(10,905,778)	(5,527,917)	(34,488)	—	—	(89,019)	(36,196)	—

—	—	(27,576)	(99,742)	(37,417)	—	(78,135)	(80,061)	—
—	—	(9,938)	(5,472)	(5,488)	—	(12,412)	(9,450)	—
—	—	(3,477)	(224,332)	(69,417)	—	(51,469)	(15,115)	—
—	—	(18,635)	(1,435)	(2,794)	—	(698)	(638)	—
—	—	(13,278)	(596,463)	(410,919)	—	(731,421)	(562,186)	—
(36,222,572)	(33,350,451)	(18,939,326)	(1,005,199)	(526,035)	—	(976,030)	(719,717)	—

727,044,423	559,371,784	501,029,596	66,615,486	16,098,848	4,819,307	2,184,979	8,217,176	3,572,078
30,097,726	27,490,449	15,566,518	1,003,165	526,035	—	976,030	719,717	—
(409,025,620)	(360,175,213)	(172,942,850)	(13,909,833)	(3,270,567)	(1,282,224)	(2,255,802)	(871,008)	(100,791)
348,116,529	226,687,020	343,653,264	53,708,818	13,354,316	3,537,083	905,207	8,065,885	3,471,287
308,237,803	210,138,911	341,781,829	53,258,997	13,556,427	4,006,137	(929,883)	8,342,870	4,170,036

762,680,091	552,541,180	210,759,351	23,602,564	10,046,137	6,040,000	15,552,906	7,210,036	3,040,000
$1,070,917,894	$762,680,091	$552,541,180	$76,861,561	$23,602,564	$10,046,137	$14,623,023	$15,552,906	$7,210,036
$(3,080,314)	$(2,799,819)	$(2,186,043)	$403,020	$—	$—	$161,311	$91,204	$47,678

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	241

Statements of Changes in Net Assets (cont’d)

	AllianzGI U.S. Small-Cap Growth

	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Year ended 11/30/2013
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment loss	$(227,857)	$(297,538)	$(161,572)
Net realized gain (loss)	1,992,195	3,004,047	3,685,227
Net change in unrealized appreciation/depreciation	(5,318,293)	(2,125,589)	8,171,710
Net increase (decrease) in net assets resulting from investment operations	(3,553,955)	580,920	11,695,365
Distributions to Shareholders from:
Net realized capital gains:
Class A	(284,924)	(497,317)	(31,876)
Class C	(61,355)	(62,072)	(4,670)
Class D	(10,288)	(7,759)	(1,186)
Class R	(2,525)	(2,639)	(232)
Class P	(18,156)	(12,307)	(477)
Institutional Class	(2,837,538)	(2,798,232)	(440,662)
Total distributions to shareholders	(3,214,786)	(3,380,326)	(479,103)
Fund Share Transactions:
Net proceeds from the sale of shares	15,682,440	16,713,796	16,516,133
Issued in reinvestment of distributions	2,985,629	2,978,885	451,442
Cost of shares redeemed	(12,668,491)	(14,261,233)	(15,100,256)
Net increase (decrease) from Fund share transactions	5,999,578	5,431,448	1,867,319
Total increase (decrease) in net assets	(769,163)	2,632,042	13,083,581
Net Assets:
Beginning of period	37,528,781	34,896,739	21,813,158
End of period*	$36,759,618	$37,528,781	$34,896,739
* Including dividends in excess of net investment income of:	$(353,878)	$(410,511)	$(112,973)

†	Fiscal year end changed from November 30th to September 30th.

242	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

AllianzGI Ultra Micro Cap

Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Year ended 11/30/2013

$(1,436,913)	$(2,310,720)	$(716,570)
6,875,774	(290,346)	263,637
(8,942,552)	(1,655,282)	24,719,725
(3,503,691)	(4,256,348)	24,266,792

(459,304)	(280,502)	(16,345)
—	—	—
—	—	—
—	—	—
(88,470)	(11,847)	(314)
(428,047)	(259,818)	(22,004)
(975,821)	(552,167)	(38,663)

15,895,985	74,836,748	114,937,995
951,727	543,201	36,319
(33,195,885)	(82,317,148)	(30,589,080)
(16,348,173)	(6,937,199)	84,385,234
(20,827,685)	(11,745,714)	108,613,363

113,277,805	125,023,519	16,410,156
$92,450,120	$113,277,805	$125,023,519
$(1,334,590)	$(2,167,107)	$(752,280)

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	243

Financial Highlights

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2015:
Class A
12/1/2014 - 9/30/2015#	$19.95	$0.50	$(1.37)	$(0.87)	$(0.55)	$(0.23)
11/30/2014	19.56	0.42	0.37	0.79	(0.40)	—
11/30/2013	19.52	0.49	0.10	0.59	(0.55)	—
11/30/2012	18.86	0.48	1.27	1.75	(0.70)	(0.39)
11/30/2011	19.28	0.38	0.23	0.61	(0.74)	(0.29)
11/30/2010	18.38	0.48	1.22	1.70	(0.68)	(0.12)
Class C
12/1/2014 - 9/30/2015#	$19.68	$0.39	$(1.37)	$(0.98)	$(0.34)	$(0.23)
11/30/2014	19.23	0.28	0.36	0.64	(0.19)	—
11/30/2013	19.15	0.38	0.05	0.43	(0.35)	—
11/30/2012	18.53	0.35	1.24	1.59	(0.58)	(0.39)
11/30/2011	19.09	0.31	0.14	0.45	(0.72)	(0.29)
11/30/2010	18.25	0.36	1.19	1.55	(0.59)	(0.12)
Class D
12/1/2014 - 9/30/2015#	$20.07	$0.50	$(1.39)	$(0.89)	$(0.44)	$(0.23)
11/30/2014	19.54	0.41	0.36	0.77	(0.24)	—
11/30/2013	19.52	0.88	(0.32)	0.56	(0.54)	—
11/30/2012	18.87	0.41	1.34	1.75	(0.71)	(0.39)
11/30/2011	19.30	0.58	—	0.58	(0.72)	(0.29)
11/30/2010	18.40	0.52	1.18	1.70	(0.68)	(0.12)
Class R
12/1/2014 - 9/30/2015#	$20.05	$0.39	$(1.32)	$(0.93)	$(0.46)	$(0.23)
11/30/2014	19.48	0.36	0.36	0.72	(0.15)	—
11/30/2013	19.50	0.46	0.05	0.51	(0.53)	—
11/30/2012	18.85	0.19	1.51	1.70	(0.66)	(0.39)
11/30/2011	19.27	0.55	—	0.55	(0.68)	(0.29)
11/30/2010	18.35	0.53	1.13	1.66	(0.62)	(0.12)
Class P
12/1/2014 - 9/30/2015#	$20.17	$0.46	$(1.28)	$(0.82)	$(0.60)	$(0.23)
11/30/2014	19.74	0.48	0.38	0.86	(0.43)	—
11/30/2013	19.66	0.51	0.14	0.65	(0.57)	—
11/30/2012	18.97	0.34	1.49	1.83	(0.75)	(0.39)
11/30/2011	19.37	0.65	(0.01)	0.64	(0.75)	(0.29)
11/30/2010	18.43	0.61	1.13	1.74	(0.68)	(0.12)
Class R6
12/1/2014 - 9/30/2015#	$20.20	$0.62	$(1.44)	$(0.82)	$(0.61)	$(0.23)
11/30/2014	19.77	0.50	0.38	0.88	(0.45)	—
11/30/2013	19.68	0.54	0.12	0.66	(0.57)	—
11/30/2012	18.99	0.54	1.31	1.85	(0.77)	(0.39)
11/30/2011	19.39	0.66	—	0.66	(0.77)	(0.29)
11/30/2010	18.45	0.61	1.14	1.75	(0.69)	(0.12)
Administrative Class
12/1/2014 - 9/30/2015#	$20.10	$1.08	$(1.97)	$(0.89)	$(0.53)	$(0.23)
11/30/2014	19.68	0.44	0.38	0.82	(0.40)	—
11/30/2013	19.60	0.22	0.37	0.59	(0.51)	—
11/30/2012	18.94	0.48	1.29	1.77	(0.72)	(0.39)
11/30/2011	19.34	0.61	—	0.61	(0.72)	(0.29)
11/30/2010	18.40	0.58	1.14	1.72	(0.66)	(0.12)

#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

244	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.78)	$18.30	(4.52)%	$9,498	0.47	%(d)(e)	0.62	%(d)(e)	3.13	%(d)(e)	168%
(0.40)	19.95	4.14	12,398	0.41		0.60		2.15		114
(0.55)	19.56	3.10	4,900	0.40		0.60		2.55		94
(1.09)	19.52	9.88	1,798	0.40		0.60		2.57		70
(1.03)	18.86	3.27	1,564	0.47		2.06		2.03		108
(0.80)	19.28	9.67	229	0.50		5.47		2.62		24

$(0.57)	$18.13	(5.12)%	$708	1.22	%(d)(e)	1.37	%(d)(e)	2.46	%(d)(e)	168%
(0.19)	19.68	3.37	1,096	1.16		1.35		1.43		114
(0.35)	19.23	2.29	1,445	1.15		1.35		2.01		94
(0.97)	19.15	9.08	2,049	1.15		1.35		1.91		70
(1.01)	18.53	2.44	2,347	1.22		2.66		1.65		108
(0.71)	19.09	8.88	305	1.25		7.23		1.99		24

$(0.67)	$18.51	(4.54)%	$49	0.57	%(d)(e)	0.62	%(d)(e)	3.08	%(d)(e)	168%
(0.24)	20.07	3.99	92	0.51		0.60		2.09		114
(0.54)	19.54	2.95	191	0.50		0.60		4.52		94
(1.10)	19.52	9.82	1,290	0.50		0.60		2.19		70
(1.01)	18.87	3.20	251	0.50		2.22		3.07		108
(0.80)	19.30	9.62	204	0.50		5.74		2.84		24

$(0.69)	$18.43	(4.78)%	$226	0.82	%(d)(e)	0.88	%(d)(e)	2.42	%(d)(e)	168%
(0.15)	20.05	3.75	206	0.76		0.85		1.79		114
(0.53)	19.48	2.71	227	0.75		0.85		2.39		94
(1.05)	19.50	9.50	469	0.75		0.85		1.01		70
(0.97)	18.85	2.94	14	0.75		2.46		2.91		108
(0.74)	19.27	9.43	13	0.75		5.77		2.87		24

$(0.83)	$18.52	(4.22)%	$10,267	0.17	%(d)(e)	0.23	%(d)(e)	2.86	%(d)(e)	168%
(0.43)	20.17	4.43	3,720	0.11		0.20		2.43		114
(0.57)	19.74	3.39	3,925	0.10		0.20		2.65		94
(1.14)	19.66	10.27	3,845	0.10		0.20		1.78		70
(1.04)	18.97	3.44	14	0.25		2.00		3.41		108
(0.80)	19.37	9.88	14	0.30		5.38		3.32		24

$(0.84)	$18.54	(4.18)%	$9,545	0.06	%(d)(e)	0.12	%(d)(e)	3.84	%(d)(e)	168%
(0.45)	20.20	4.53	13,577	0.01		0.10		2.49		114
(0.57)	19.77	3.52	7,675	—		0.12		2.77		94
(1.16)	19.68	10.31	8,243	—		0.15		2.84		70
(1.06)	18.99	3.53	5,885	0.15		1.90		3.48		108
(0.81)	19.39	10.02	5,553	0.20		5.26		3.32		24

$(0.76)	$18.45	(4.55)%	$748	0.40	%(d)(e)	0.46	%(d)(e)	6.62	%(d)(e)	168%
(0.40)	20.10	4.23	3,190	0.36		0.45		2.21		114
(0.51)	19.68	3.08	3,646	0.35		0.45		1.13		94
(1.11)	19.60	9.97	15	0.35		0.45		2.57		70
(1.01)	18.94	3.23	14	0.42		2.17		3.23		108
(0.78)	19.34	9.75	13	0.45		5.54		3.17		24

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	245

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2020:
Class A
12/1/2014 - 9/30/2015#	$19.72	$0.46	$(1.45)	$(0.99)	$(0.56)	$(0.08)
11/30/2014	19.32	0.41	0.37	0.78	(0.38)	—
11/30/2013	19.15	0.49	0.21	0.70	(0.48)	(0.05)
11/30/2012	18.82	0.44	1.34	1.78	(0.70)	(0.75)
11/30/2011	19.43	0.49	0.04	0.53	(0.83)	(0.31)
11/30/2010	18.58	0.52	1.18	1.70	(0.66)	(0.19)
Class C
12/1/2014 - 9/30/2015#	$19.60	$0.36	$(1.47)	$(1.11)	$(0.39)	$(0.08)
11/30/2014	19.16	0.27	0.35	0.62	(0.18)	—
11/30/2013	18.78	0.31	0.26	0.57	(0.14)	(0.05)
11/30/2012	18.53	0.37	1.23	1.60	(0.60)	(0.75)
11/30/2011	19.21	0.30	0.09	0.39	(0.76)	(0.31)
11/30/2010	18.46	0.32	1.22	1.54	(0.60)	(0.19)
Class D
12/1/2014 - 9/30/2015#	$19.80	$0.42	$(1.43)	$(1.01)	$(0.50)	$(0.08)
11/30/2014	19.37	0.40	0.36	0.76	(0.33)	—
11/30/2013	19.16	0.49	0.20	0.69	(0.43)	(0.05)
11/30/2012	18.84	0.39	1.36	1.75	(0.68)	(0.75)
11/30/2011	19.43	0.72	(0.19)	0.53	(0.81)	(0.31)
11/30/2010	18.59	0.52	1.17	1.69	(0.66)	(0.19)
Class R
12/1/2014 - 9/30/2015#	$19.70	$0.39	$(1.43)	$(1.04)	$(0.48)	$(0.08)
11/30/2014	19.27	0.35	0.36	0.71	(0.28)	—
11/30/2013	19.14	0.43	0.21	0.64	(0.46)	(0.05)
11/30/2012	18.81	0.18	1.54	1.72	(0.64)	(0.75)
11/30/2011	19.40	0.53	(0.05)	0.48	(0.76)	(0.31)
11/30/2010	18.55	0.55	1.09	1.64	(0.60)	(0.19)
Class P
12/1/2014 - 9/30/2015#	$19.98	$0.46	$(1.42)	$(0.96)	$(0.60)	$(0.08)
11/30/2014	19.53	0.47	0.38	0.85	(0.40)	—
11/30/2013	19.30	0.47	0.30	0.77	(0.49)	(0.05)
11/30/2012	18.94	0.37	1.47	1.84	(0.73)	(0.75)
11/30/2011	19.51	0.42	0.16	0.58	(0.84)	(0.31)
11/30/2010	18.62	0.64	1.10	1.74	(0.66)	(0.19)
Class R6
12/1/2014 - 9/30/2015#	$20.01	$0.51	$(1.45)	$(0.94)	$(0.62)	$(0.08)
11/30/2014	19.57	0.51	0.35	0.86	(0.42)	—
11/30/2013	19.32	0.58	0.21	0.79	(0.49)	(0.05)
11/30/2012	18.96	0.55	1.31	1.86	(0.75)	(0.75)
11/30/2011	19.53	0.64	(0.04)	0.60	(0.86)	(0.31)
11/30/2010	18.64	0.64	1.12	1.76	(0.68)	(0.19)
Administrative Class
12/1/2014 - 9/30/2015#	$19.84	$0.87	$(1.86)	$(0.99)	$(0.55)	$(0.08)
11/30/2014	19.42	0.43	0.36	0.79	(0.37)	—
11/30/2013	19.25	0.24	0.47	0.71	(0.49)	(0.05)
11/30/2012	18.90	0.51	1.28	1.79	(0.69)	(0.75)
11/30/2011	19.48	0.59	(0.05)	0.54	(0.81)	(0.31)
11/30/2010	18.60	0.61	1.10	1.71	(0.64)	(0.19)

#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.

246	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.64)	$18.09	(5.13)%	$30,401	0.47	%(d)(e)	0.62	%(d)(e)	2.93	%(d)(e)	144%
(0.38)	19.72	4.11	34,624	0.42		0.60		2.08		89
(0.53)	19.32	3.75	9,102	0.40		0.60		2.60		86
(1.45)	19.15	10.23	985	0.38		0.60		2.40		55
(1.14)	18.82	2.82	351	0.48		2.71		2.56		56
(0.85)	19.43	9.60	154	0.53		6.52		2.79		23

$(0.47)	$18.02	(5.72)%	$327	1.22	%(d)(e)	1.37	%(d)(e)	2.28	%(d)(e)	144%
(0.18)	19.60	3.29	468	1.17		1.35		1.39		89
(0.19)	19.16	3.02	438	1.15		1.35		1.64		86
(1.35)	18.78	9.29	364	1.13		1.35		2.07		55
(1.07)	18.53	2.07	669	1.23		3.40		1.61		56
(0.79)	19.21	8.72	204	1.28		8.05		1.72		23

$(0.58)	$18.21	(5.20)%	$590	0.57	%(d)(e)	0.62	%(d)(e)	2.66	%(d)(e)	144%
(0.33)	19.80	3.98	274	0.52		0.60		2.06		89
(0.48)	19.37	3.67	319	0.50		0.60		2.58		86
(1.43)	19.16	10.02	266	0.48		0.60		2.12		55
(1.12)	18.84	2.85	115	0.52		2.91		3.80		56
(0.85)	19.43	9.54	187	0.53		5.95		2.80		23

$(0.56)	$18.10	(5.39)%	$1,043	0.82	%(d)(e)	0.87	%(d)(e)	2.49	%(d)(e)	144%
(0.28)	19.70	3.72	1,008	0.77		0.85		1.81		89
(0.51)	19.27	3.40	1,022	0.75		0.85		2.26		86
(1.39)	19.14	9.84	938	0.73		0.85		0.97		55
(1.07)	18.81	2.57	14	0.77		3.09		2.77		56
(0.79)	19.40	9.25	13	0.78		6.30		2.99		23

$(0.68)	$18.34	(4.89)%	$21,193	0.17	%(d)(e)	0.22	%(d)(e)	2.91	%(d)(e)	144%
(0.40)	19.98	4.43	12,665	0.12		0.20		2.38		89
(0.54)	19.53	4.06	7,643	0.10		0.20		2.44		86
(1.48)	19.30	10.55	5,323	0.08		0.20		1.95		55
(1.15)	18.94	3.07	42	0.17		1.39		2.24		56
(0.85)	19.51	9.81	14	0.33		5.93		3.44		23

$(0.70)	$18.37	(4.82)%	$11,847	0.07	%(d)(e)	0.12	%(d)(e)	3.22	%(d)(e)	144%
(0.42)	20.01	4.48	5,574	0.02		0.10		2.59		89
(0.54)	19.57	4.19	7,457	—		0.12		3.00		86
(1.50)	19.32	10.62	7,708	—	(f)	0.15		2.98		55
(1.17)	18.96	3.16	5,157	0.17		2.51		3.34		56
(0.87)	19.53	9.90	4,834	0.23		5.80		3.44		23

$(0.63)	$18.22	(5.09)%	$1,747	0.41	%(d)(e)	0.46	%(d)(e)	5.41	%(d)(e)	144%
(0.37)	19.84	4.15	7,974	0.37		0.45		2.19		89
(0.54)	19.42	3.79	7,210	0.35		0.45		1.27		86
(1.44)	19.25	10.20	15	0.33		0.45		2.73		55
(1.12)	18.90	2.87	14	0.44		2.78		3.09		56
(0.83)	19.48	9.63	14	0.48		6.08		3.29		23

(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	247

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2025:
Class A
12/1/14 - 9/30/2015#	$17.30	$0.41	$(1.31)	$(0.90)	$(0.50)	$(0.01)
11/30/2014	16.92	0.37	0.33	0.70	(0.32)	—
11/30/2013	16.63	0.41	0.32	0.73	(0.40)	(0.04)
12/19/2011* - 11/30/2012	15.00	0.34	1.43	1.77	(0.14)	—
Class R
12/1/14 - 9/30/2015#	$17.21	$0.34	$(1.29)	$(0.95)	$(0.42)	$(0.01)
11/30/2014	16.84	0.32	0.32	0.64	(0.27)	—
11/30/2013	16.57	0.48	0.19	0.67	(0.36)	(0.04)
12/19/2011* - 11/30/2012	15.00	0.18	1.53	1.71	(0.14)	—
Class P
12/1/14 - 9/30/2015#	$17.43	$0.38	$(1.24)	$(0.86)	$(0.55)	$(0.01)
11/30/2014	17.02	0.40	0.35	0.75	(0.34)	—
11/30/2013	16.67	0.48	0.31	0.79	(0.40)	(0.04)
12/19/2011* - 11/30/2012	15.00	0.38	1.44	1.82	(0.15)	—
Class R6
12/1/14 - 9/30/2015#	$17.45	$0.45	$(1.30)	$(0.85)	$(0.56)	$(0.01)
11/30/2014	17.04	0.44	0.33	0.77	(0.36)	—
11/30/2013	16.68	0.50	0.30	0.80	(0.40)	(0.04)
12/19/2011* - 11/30/2012	15.00	0.45	1.38	1.83	(0.15)	—
Administrative Class
12/1/14 - 9/30/2015#	$17.37	$1.16	$(2.06)	$(0.90)	$(0.50)	$(0.01)
11/30/2014	16.98	0.38	0.33	0.71	(0.32)	—
11/30/2013	16.62	0.20	0.55	0.75	(0.35)	(0.04)
12/19/2011* - 11/30/2012	15.00	0.41	1.35	1.76	(0.14)	—

*	Commencement of operations.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

248	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.51)	$15.89	(5.28)%	$26,916	0.45	%(d)(e)	0.62	%(d)(e)	2.98	%(d)(e)	147%
(0.32)	17.30	4.22	31,358	0.41		0.60		2.16		93
(0.44)	16.92	4.54	13,058	0.40		0.60		2.48		76
(0.14)	16.63	11.86	335	0.38	(d)	0.60	(d)	2.22	(d)	55

$(0.43)	$15.83	(5.59)%	$1,066	0.80	%(d)(e)	0.87	%(d)(e)	2.43	%(d)(e)	147%
(0.27)	17.21	3.83	1,004	0.76		0.85		1.89		93
(0.40)	16.84	4.16	753	0.75		0.85		2.88		76
(0.14)	16.57	11.51	1,284	0.73	(d)	0.85	(d)	1.19	(d)	55

$(0.56)	$16.01	(5.04)%	$29,233	0.15	%(d)(e)	0.22	%(d)(e)	2.71	%(d)(e)	147%
(0.34)	17.43	4.49	13,866	0.11		0.20		2.32		93
(0.44)	17.02	4.84	4,336	0.10		0.20		2.88		76
(0.15)	16.67	12.21	3,873	0.08	(d)	0.20	(d)	2.47	(d)	55

$(0.57)	$16.03	(4.97)%	$10,047	0.05	%(d)(e)	0.12	%(d)(e)	3.25	%(d)(e)	147%
(0.36)	17.45	4.60	6,745	0.01		0.10		2.54		93
(0.44)	17.04	4.93	5,058	—		0.12		3.02		76
(0.15)	16.68	12.28	5,375	—	(d)(f)	0.15	(d)	2.94	(d)	55

$(0.51)	$15.96	(5.26)%	$1,165	0.39	%(d)(e)	0.46	%(d)(e)	8.16	%(d)(e)	147%
(0.32)	17.37	4.26	12,135	0.36		0.45		2.23		93
(0.39)	16.98	4.60	10,606	0.35		0.45		1.23		76
(0.14)	16.62	11.86	11	0.33	(d)	0.45	(d)	2.72	(d)	55

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	249

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2030:
Class A
12/1/2014 - 9/30/2015#	$21.05	$0.50	$(1.75)	$(1.25)	$(0.69)	$(0.27)
11/30/2014	20.66	0.48	0.38	0.86	(0.47)	—
11/30/2013	19.80	0.52	0.92	1.44	(0.54)	(0.04)
11/30/2012	19.77	0.29	1.61	1.90	(0.70)	(1.17)
11/30/2011	20.78	0.50	(0.10)	0.40	(0.85)	(0.56)
11/30/2010	19.36	0.50	1.59	2.09	(0.51)	(0.16)
Class C
12/1/2014 - 9/30/2015#	$20.83	$0.36	$(1.72)	$(1.36)	$(0.50)	$(0.27)
11/30/2014	20.42	0.33	0.36	0.69	(0.28)	—
11/30/2013	19.53	0.35	0.93	1.28	(0.35)	(0.04)
11/30/2012	19.51	0.43	1.30	1.73	(0.54)	(1.17)
11/30/2011	20.59	0.37	(0.09)	0.28	(0.80)	(0.56)
11/30/2010	19.28	0.26	1.66	1.92	(0.45)	(0.16)
Class D
12/1/2014 - 9/30/2015#	$21.16	$0.49	$(1.76)	$(1.27)	$(0.65)	$(0.27)
11/30/2014	20.74	0.47	0.38	0.85	(0.43)	—
11/30/2013	19.84	0.52	0.90	1.42	(0.48)	(0.04)
11/30/2012	19.82	0.52	1.36	1.88	(0.69)	(1.17)
11/30/2011	20.82	0.53	(0.12)	0.41	(0.85)	(0.56)
11/30/2010	19.40	0.47	1.62	2.09	(0.51)	(0.16)
Class R
12/1/2014 - 9/30/2015#	$21.07	$0.42	$(1.72)	$(1.30)	$(0.61)	$(0.27)
11/30/2014	20.65	0.41	0.37	0.78	(0.36)	—
11/30/2013	19.85	0.46	0.91	1.37	(0.53)	(0.04)
11/30/2012	19.81	0.18	1.67	1.85	(0.64)	(1.17)
11/30/2011	20.80	0.52	(0.15)	0.37	(0.80)	(0.56)
11/30/2010	19.37	0.49	1.54	2.03	(0.44)	(0.16)
Class P
12/1/2014 - 9/30/2015#	$21.37	$0.47	$(1.69)	$(1.22)	$(0.74)	$(0.27)
11/30/2014	20.93	0.51	0.43	0.94	(0.50)	—
11/30/2013	20.02	0.51	1.00	1.51	(0.56)	(0.04)
11/30/2012	19.95	0.41	1.57	1.98	(0.74)	(1.17)
11/30/2011	20.92	0.58	(0.12)	0.46	(0.87)	(0.56)
11/30/2010	19.45	0.58	1.56	2.14	(0.51)	(0.16)
Class R6
12/1/2014 - 9/30/2015#	$21.42	$0.54	$(1.74)	$(1.20)	$(0.76)	$(0.27)
11/30/2014	20.98	0.59	0.36	0.95	(0.51)	—
11/30/2013	20.04	0.62	0.92	1.54	(0.56)	(0.04)
11/30/2012	19.97	0.61	1.38	1.99	(0.75)	(1.17)
11/30/2011	20.94	0.62	(0.14)	0.48	(0.89)	(0.56)
11/30/2010	19.47	0.59	1.56	2.15	(0.52)	(0.16)
Administrative Class
12/1/2014 - 9/30/2015#	$21.28	$1.21	$(2.47)	$(1.26)	$(0.69)	$(0.27)
11/30/2014	20.87	0.50	0.38	0.88	(0.47)	—
11/30/2013	19.96	0.26	1.21	1.47	(0.52)	(0.04)
11/30/2012	19.91	0.57	1.35	1.92	(0.70)	(1.17)
11/30/2011	20.88	0.58	(0.14)	0.44	(0.85)	(0.56)
11/30/2010	19.43	0.55	1.54	2.09	(0.48)	(0.16)

#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.

250	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.96)	$18.84	(6.16)%	$22,695	0.42	%(d)(e)	0.62	%(d)(e)	3.01	%(d)(e)	147%
(0.47)	21.05	4.26	25,487	0.39		0.60		2.28		93
(0.58)	20.66	7.48	10,080	0.35		0.60		2.58		79
(1.87)	19.80	10.68	10,692	0.29		0.60		1.48		47
(1.41)	19.77	1.76	460	0.45		2.50		2.43		52
(0.67)	20.78	11.07	286	0.63		5.46		2.57		33

$(0.77)	$18.70	(6.72)%	$608	1.17	%(d)(e)	1.37	%(d)(e)	2.19	%(d)(e)	147%
(0.28)	20.83	3.43	680	1.14		1.35		1.59		93
(0.39)	20.42	6.63	736	1.10		1.35		1.77		79
(1.71)	19.53	9.80	605	1.04		1.35		2.26		47
(1.36)	19.51	1.20	654	1.21		3.34		1.84		52
(0.61)	20.59	10.17	542	1.38		7.39		1.32		33

$(0.92)	$18.97	(6.19)%	$534	0.52	%(d)(e)	0.62	%(d)(e)	2.94	%(d)(e)	147%
(0.43)	21.16	4.17	639	0.49		0.60		2.22		93
(0.52)	20.74	7.34	643	0.45		0.60		2.60		79
(1.86)	19.84	10.48	519	0.39		0.60		2.69		47
(1.41)	19.82	1.89	377	0.48		2.51		2.59		52
(0.67)	20.82	11.04	295	0.63		5.63		2.41		33

$(0.88)	$18.89	(6.38)%	$1,445	0.77	%(d)(e)	0.87	%(d)(e)	2.49	%(d)(e)	147%
(0.36)	21.07	3.85	1,420	0.74		0.85		1.94		93
(0.57)	20.65	7.09	1,199	0.70		0.85		2.28		79
(1.81)	19.85	10.23	1,103	0.64		0.85		0.95		47
(1.36)	19.81	1.66	14	0.74		2.82		2.54		52
(0.60)	20.80	10.73	14	0.88		5.79		2.53		33

$(1.01)	$19.14	(5.91)%	$28,597	0.12	%(d)(e)	0.22	%(d)(e)	2.80	%(d)(e)	147%
(0.50)	21.37	4.58	17,741	0.09		0.20		2.42		93
(0.60)	20.93	7.77	7,748	0.05		0.20		2.54		79
(1.91)	20.02	10.97	5,103	—	(f)	0.20		2.06		47
(1.43)	19.95	2.13	19	0.22		2.27		2.84		52
(0.67)	20.92	11.27	14	0.43		5.41		2.97		33

$(1.03)	$19.19	(5.81)%	$12,883	0.02	%(d)(e)	0.12	%(d)(e)	3.19	%(d)(e)	147%
(0.51)	21.42	4.63	8,752	—	(f)	0.10		2.79		93
(0.60)	20.98	7.87	10,854	—	(f)	0.12		3.05		79
(1.92)	20.04	11.07	9,182	—	(f)	0.15		3.14		47
(1.45)	19.97	2.23	5,813	0.13		2.24		3.04		52
(0.68)	20.94	11.35	5,145	0.33		5.29		3.02		33

$(0.96)	$19.06	(6.11)%	$1,817	0.36	%(d)(e)	0.46	%(d)(e)	7.07	%(d)(e)	147%
(0.47)	21.28	4.29	9,586	0.34		0.45		2.37		93
(0.56)	20.87	7.55	8,939	0.30		0.45		1.29		79
(1.87)	19.96	10.60	16	0.24		0.45		2.95		47
(1.41)	19.91	1.99	15	0.41		2.52		2.85		52
(0.64)	20.88	11.04	14	0.58		5.55		2.82		33

(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	251

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2035:
Class A
12/1/2014 - 9/30/2015#	$18.49	$0.43	$(1.58)	$(1.15)	$(0.61)	$(0.21)
11/30/2014	18.09	0.41	0.39	0.80	(0.40)	—
11/30/2013	16.94	0.43	1.20	1.63	(0.42)	(0.06)
12/19/2011* - 11/30/2012	15.00	0.37	1.74	2.11	(0.17)	—
Class R
12/1/2014 - 9/30/2015#	$18.43	$0.30	$(1.50)	$(1.20)	$(0.54)	$(0.21)
11/30/2014	18.00	0.35	0.38	0.73	(0.30)	—
11/30/2013	16.89	0.41	1.15	1.56	(0.39)	(0.06)
12/19/2011* - 11/30/2012	15.00	0.16	1.90	2.06	(0.17)	—
Class P
12/1/2014 - 9/30/2015#	$18.65	$0.38	$(1.50)	$(1.12)	$(0.65)	$(0.21)
11/30/2014	18.20	0.43	0.43	0.86	(0.41)	—
11/30/2013	16.99	0.49	1.20	1.69	(0.42)	(0.06)
12/19/2011* - 11/30/2012	15.00	0.38	1.79	2.17	(0.18)	—
Class R6
12/1/2014 - 9/30/2015#	$18.68	$0.48	$(1.58)	$(1.10)	$(0.67)	$(0.21)
11/30/2014	18.23	0.49	0.38	0.87	(0.42)	—
11/30/2013	17.00	0.54	1.17	1.71	(0.42)	(0.06)
12/19/2011* - 11/30/2012	15.00	0.46	1.72	2.18	(0.18)	—
Administrative Class
12/1/2014 - 9/30/2015#	$18.58	$1.63	$(2.79)	$(1.16)	$(0.61)	$(0.21)
11/30/2014	18.15	0.43	0.39	0.82	(0.39)	—
11/30/2013	16.94	0.22	1.43	1.65	(0.38)	(0.06)
12/19/2011* - 11/30/2012	15.00	0.42	1.69	2.11	(0.17)	—

*	Commencement of operations.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.
(g)	Less than 0.01%.

252	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.82)	$16.52	(6.46)%	$19,205	0.41	%(d)(e)	0.61	%(d)(e)	2.93	%(d)(e)	138%
(0.40)	18.49	4.49	20,351	0.39		0.60		2.27		90
(0.48)	18.09	9.83	6,939	0.35		0.60		2.48		67
(0.17)	16.94	14.23	104	0.30	(d)	0.60	(d)	2.36	(d)	38

$(0.75)	$16.48	(6.76)%	$1,600	0.76	%(d)(e)	0.87	%(d)(e)	2.07	%(d)(e)	138%
(0.30)	18.43	4.14	1,089	0.74		0.85		1.93		90
(0.45)	18.00	9.46	961	0.70		0.85		2.38		67
(0.17)	16.89	13.88	893	0.65	(d)	0.85	(d)	1.04	(d)	38

$(0.86)	$16.67	(6.23)%	$26,729	0.11	%(d)(e)	0.21	%(d)(e)	2.58	%(d)(e)	138%
(0.41)	18.65	4.84	14,105	0.09		0.20		2.32		90
(0.48)	18.20	10.19	5,333	0.05		0.20		2.83		67
(0.18)	16.99	14.58	4,090	—	(d)	0.20	(d)	2.43	(d)	38

$(0.88)	$16.70	(6.15)%	$6,172	—	%(d)(e)(g)	0.12	%(d)(e)	3.22	%(d)(e)	138%
(0.42)	18.68	4.89	6,587	—	(f)	0.10		2.66		90
(0.48)	18.23	10.24	5,850	—	(f)	0.12		3.10		67
(0.18)	17.00	14.65	5,132	—	(d)(f)	0.15	(d)	3.00	(d)	38

$(0.82)	$16.60	(6.50)%	$719	0.35	%(d)(e)	0.46	%(d)(e)	10.75	%(d)(e)	138%
(0.39)	18.58	4.60	11,550	0.34		0.45		2.33		90
(0.44)	18.15	9.95	10,427	0.30		0.45		1.29		67
(0.17)	16.94	14.23	12	0.25	(d)	0.45	(d)	2.76	(d)	38

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	253

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2040:
Class A
12/1/2014 - 9/30/2015#	$21.91	$0.49	$(1.94)	$(1.45)	$(0.83)	$(0.59)
11/30/2014	21.45	0.48	0.50	0.98	(0.51)	(0.01)
11/30/2013	19.71	0.49	1.82	2.31	(0.53)	(0.04)
11/30/2012	20.22	0.29	1.61	1.90	(0.69)	(1.72)
11/30/2011	21.88	0.52	(0.27)	0.25	(0.97)	(0.94)
11/30/2010	20.08	0.73	1.71	2.44	(0.49)	(0.15)
Class C
12/1/2014 - 9/30/2015#	$21.68	$0.38	$(1.94)	$(1.56)	$(0.59)	$(0.59)
11/30/2014	21.21	0.33	0.48	0.81	(0.33)	(0.01)
11/30/2013	19.53	0.34	1.80	2.14	(0.42)	(0.04)
11/30/2012	20.07	0.31	1.43	1.74	(0.56)	(1.72)
11/30/2011	21.65	0.27	(0.18)	0.09	(0.73)	(0.94)
11/30/2010	19.92	0.57	1.69	2.26	(0.38)	(0.15)
Class D
12/1/2014 - 9/30/2015#	$21.93	$0.41	$(1.86)	$(1.45)	$(0.80)	$(0.59)
11/30/2014	21.42	0.47	0.48	0.95	(0.43)	(0.01)
11/30/2013	19.61	0.56	1.74	2.30	(0.45)	(0.04)
11/30/2012	20.16	0.41	1.44	1.85	(0.68)	(1.72)
11/30/2011	21.88	0.76	(0.51)	0.25	(1.03)	(0.94)
11/30/2010	20.05	0.52	1.92	2.44	(0.46)	(0.15)
Class R
12/1/2014 - 9/30/2015#	$21.80	$0.42	$(1.91)	$(1.49)	$(0.75)	$(0.59)
11/30/2014	21.31	0.41	0.49	0.90	(0.40)	(0.01)
11/30/2013	19.63	0.44	1.80	2.24	(0.52)	(0.04)
11/30/2012	20.16	0.16	1.66	1.82	(0.63)	(1.72)
11/30/2011	21.85	0.56	(0.36)	0.20	(0.95)	(0.94)
11/30/2010	20.03	0.59	1.80	2.39	(0.42)	(0.15)
Class P
12/1/2014 - 9/30/2015#	$22.15	$0.46	$(1.87)	$(1.41)	$(0.89)	$(0.59)
11/30/2014	21.63	0.50	0.56	1.06	(0.53)	(0.01)
11/30/2013	19.82	0.49	1.90	2.39	(0.54)	(0.04)
11/30/2012	20.31	0.39	1.57	1.96	(0.73)	(1.72)
11/30/2011	21.97	0.67	(0.36)	0.31	(1.03)	(0.94)
11/30/2010	20.12	0.68	1.80	2.48	(0.48)	(0.15)
Class R6
12/1/2014 - 9/30/2015#	$22.19	$0.53	$(1.92)	$(1.39)	$(0.91)	$(0.59)
11/30/2014	21.66	0.61	0.47	1.08	(0.54)	(0.01)
11/30/2013	19.83	0.60	1.81	2.41	(0.54)	(0.04)
11/30/2012	20.33	0.56	1.41	1.97	(0.75)	(1.72)
11/30/2011	22.00	0.68	(0.36)	0.32	(1.05)	(0.94)
11/30/2010	20.13	0.70	1.82	2.52	(0.50)	(0.15)
Administrative Class
12/1/2014 - 9/30/2015#	$22.02	$1.71	$(3.16)	$(1.45)	$(0.84)	$(0.59)
11/30/2014	21.53	0.50	0.49	0.99	(0.49)	(0.01)
11/30/2013	19.75	0.26	2.07	2.33	(0.51)	(0.04)
11/30/2012	20.26	0.52	1.38	1.90	(0.69)	(1.72)
11/30/2011	21.93	0.63	(0.36)	0.27	(1.00)	(0.94)
11/30/2010	20.09	0.65	1.80	2.45	(0.46)	(0.15)

#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.

254	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(1.42)	$19.04	(6.99)%	$13,551	0.37	%(d)(e)	0.60	%(d)(e)	2.87	%(d)(e)	143%
(0.52)	21.91	4.65	16,631	0.38		0.60		2.22		84
(0.57)	21.45	12.11	5,513	0.35		0.60		2.40		61
(2.41)	19.71	10.61	1,915	0.28		0.60		1.52		45
(1.91)	20.22	0.81	151	0.42		2.96		2.42		53
(0.64)	21.88	12.48	79	0.56		5.99		3.57		44

$(1.18)	$18.94	(7.54)%	$202	1.12	%(d)(e)	1.35	%(d)(e)	2.22	%(d)(e)	143%
(0.34)	21.68	3.90	269	1.13		1.35		1.51		84
(0.46)	21.21	11.20	317	1.10		1.35		1.66		61
(2.28)	19.53	9.80	195	1.03		1.35		1.66		45
(1.67)	20.07	0.07	87	1.15		3.56		1.30		53
(0.53)	21.65	11.61	22	1.31		6.66		2.82		44

$(1.39)	$19.09	(7.01)%	$221	0.47	%(d)(e)	0.60	%(d)(e)	2.41	%(d)(e)	143%
(0.44)	21.93	4.53	217	0.48		0.60		2.15		84
(0.49)	21.42	11.94	229	0.45		0.60		2.76		61
(2.40)	19.61	10.42	245	0.38		0.60		2.16		45
(1.97)	20.16	0.77	187	0.46		3.00		3.57		53
(0.61)	21.88	12.49	177	0.56		6.58		2.51		44

$(1.34)	$18.97	(7.22)%	$1,272	0.72	%(d)(e)	0.85	%(d)(e)	2.48	%(d)(e)	143%
(0.41)	21.80	4.31	1,343	0.73		0.85		1.88		84
(0.56)	21.31	11.70	1,167	0.70		0.85		2.15		61
(2.35)	19.63	10.24	848	0.63		0.85		0.87		45
(1.89)	20.16	0.54	15	0.70		3.22		2.63		53
(0.57)	21.85	12.19	15	0.81		6.50		2.90		44

$(1.48)	$19.26	(6.76)%	$16,997	0.07	%(d)(e)	0.20	%(d)(e)	2.67	%(d)(e)	143%
(0.54)	22.15	4.99	11,734	0.08		0.20		2.27		84
(0.58)	21.63	12.42	4,704	0.05		0.20		2.37		61
(2.45)	19.82	10.99	2,343	—	(f)	0.20		2.00		45
(1.97)	20.31	1.06	15	0.21		2.75		3.11		53
(0.63)	21.97	12.64	15	0.36		6.10		3.35		44

$(1.50)	$19.30	(6.67)%	$12,053	—	%(d)(f)(e)	0.10	%(d)(e)	3.09	%(d)(e)	143%
(0.55)	22.19	5.09	8,071	—	(f)	0.10		2.78		84
(0.58)	21.66	12.51	9,939	—	(f)	0.12		2.93		61
(2.47)	19.83	11.04	7,782	—	(f)	0.15		2.95		45
(1.99)	20.33	1.11	5,315	0.10		2.65		3.15		53
(0.65)	22.00	12.83	4,769	0.26		5.98		3.43		44

$(1.43)	$19.14	(7.00)%	$488	0.32	%(d)(e)	0.45	%(d)(e)	9.63	%(d)(e)	143%
(0.50)	22.02	4.72	5,278	0.33		0.45		2.31		84
(0.55)	21.53	12.13	5,054	0.30		0.45		1.27		61
(2.41)	19.75	10.67	17	0.23		0.45		2.72		45
(1.94)	20.26	0.87	15	0.38		2.93		2.94		53
(0.61)	21.93	12.48	15	0.51		6.24		3.20		44

(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	255

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2045:
Class A
12/1/2014 - 9/30/2015#	$19.09	$0.41	$(1.75)	$(1.34)	$(0.70)	$(0.34)
11/30/2014	18.67	0.41	0.49	0.90	(0.45)	(0.03)
11/30/2013	17.02	0.41	1.79	2.20	(0.46)	(0.09)
12/19/2011* - 11/30/2012	15.00	0.32	1.92	2.24	(0.22)	—
Class R
12/1/2014 - 9/30/2015#	$19.01	$0.36	$(1.74)	$(1.38)	$(0.64)	$(0.34)
11/30/2014	18.57	0.34	0.49	0.83	(0.36)	(0.03)
11/30/2013	16.96	0.38	1.75	2.13	(0.43)	(0.09)
12/19/2011* - 11/30/2012	15.00	0.16	2.02	2.18	(0.22)	—
Class P
12/1/2014 - 9/30/2015#	$19.24	$0.43	$(1.74)	$(1.31)	$(0.75)	$(0.34)
11/30/2014	18.77	0.40	0.57	0.97	(0.47)	(0.03)
11/30/2013	17.06	0.47	1.79	2.26	(0.46)	(0.09)
12/19/2011* - 11/30/2012	15.00	0.39	1.89	2.28	(0.22)	—
Class R6
12/1/2014 - 9/30/2015#	$19.28	$0.65	$(1.94)	$(1.29)	$(0.76)	$(0.34)
11/30/2014	18.80	0.49	0.49	0.98	(0.47)	(0.03)
11/30/2013	17.07	0.52	1.76	2.28	(0.46)	(0.09)
12/19/2011* - 11/30/2012	15.00	0.50	1.79	2.29	(0.22)	—
Administrative Class
12/1/2014 - 9/30/2015#	$19.15	$1.22	$(2.56)	$(1.34)	$(0.71)	$(0.34)
11/30/2014	18.71	0.42	0.49	0.91	(0.44)	(0.03)
11/30/2013	17.01	0.22	1.99	2.21	(0.42)	(0.09)
12/19/2011* - 11/30/2012	15.00	0.44	1.79	2.23	(0.22)	—

*	Commencement of operations.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

256	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbur sement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbur sement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(1.04)	$16.71	(7.35)%	$10,022	0.37	%(d)(e)	0.61	%(d)(e)	2.74	%(d)(e)	149%
(0.48)	19.09	4.89	10,080	0.37		0.60		2.17		69
(0.55)	18.67	13.33	4,313	0.33		0.60		2.31		51
(0.22)	17.02	15.09	61	0.29	(d)	0.60	(d)	2.08	(d)	38

$(0.98)	$16.65	(7.59)%	$464	0.72	%(d)(e)	0.86	%(d)(e)	2.38	%(d)(e)	149%
(0.39)	19.01	4.52	449	0.72		0.85		1.82		69
(0.52)	18.57	12.94	356	0.68		0.85		2.17		51
(0.22)	16.96	14.67	293	0.64	(d)	0.85	(d)	1.07	(d)	38

$(1.09)	$16.84	(7.15)%	$10,650	0.07	%(d)(e)	0.21	%(d)(e)	2.88	%(d)(e)	149%
(0.50)	19.24	5.26	8,793	0.07		0.20		2.10		69
(0.55)	18.77	13.68	2,286	0.03		0.20		2.63		51
(0.22)	17.06	15.37	1,584	—	(d)(f)	0.20	(d)	2.46	(d)	38

$(1.10)	$16.89	(7.02)%	$3,563	—	%(d)(f)(e)	0.10	%(d)(e)	4.23	%(d)(e)	149%
(0.50)	19.28	5.33	5,477	—	(f)	0.10		2.55		69
(0.55)	18.80	13.80	4,587	—	(f)	0.12		2.91		51
(0.22)	17.07	15.44	3,733	—	(d)(f)	0.15	(d)	3.23	(d)	38

$(1.05)	$16.76	(7.37)%	$346	0.32	%(d)(e)	0.46	%(d)(e)	7.95	%(d)(e)	149%
(0.47)	19.15	4.95	1,763	0.32		0.45		2.24		69
(0.51)	18.71	13.40	1,542	0.28		0.45		1.23		51
(0.22)	17.01	15.02	12	0.24	(d)	0.45	(d)	2.84	(d)	38

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	257

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2050:
Class A
12/1/2014 - 9/30/2015#	$21.87	$0.44	$(2.04)	$(1.60)	$(0.87)	$(0.68)
11/30/2014	21.55	0.44	0.58	1.02	(0.57)	(0.13)
11/30/2013	19.48	0.42	2.32	2.74	(0.60)	(0.07)
11/30/2012	20.16	0.28	1.59	1.87	(0.76)	(1.79)
11/30/2011	22.00	0.61	(0.34)	0.27	(1.09)	(1.02)
11/30/2010	20.07	0.62	1.93	2.55	(0.43)	(0.19)
Class C
12/1/2014 - 9/30/2015#	$21.62	$0.31	$(2.03)	$(1.72)	$(0.70)	$(0.68)
11/30/2014	21.34	0.30	0.55	0.85	(0.44)	(0.13)
11/30/2013	19.25	0.30	2.27	2.57	(0.41)	(0.07)
11/30/2012	19.92	0.27	1.44	1.71	(0.59)	(1.79)
11/30/2011	21.85	0.44	(0.34)	0.10	(1.01)	(1.02)
11/30/2010	19.96	0.43	1.96	2.39	(0.31)	(0.19)
Class D
12/1/2014 - 9/30/2015#	$21.91	$0.50	$(2.12)	$(1.62)	$(0.80)	$(0.68)
11/30/2014	21.58	0.46	0.52	0.98	(0.52)	(0.13)
11/30/2013	19.48	0.45	2.28	2.73	(0.56)	(0.07)
11/30/2012	20.15	0.48	1.37	1.85	(0.73)	(1.79)
11/30/2011	22.01	0.59	(0.34)	0.25	(1.09)	(1.02)
11/30/2010	20.09	0.62	1.93	2.55	(0.44)	(0.19)
Class R
12/1/2014 - 9/30/2015#	$21.80	$0.37	$(2.03)	$(1.66)	$(0.78)	$(0.68)
11/30/2014	21.46	0.39	0.53	0.92	(0.45)	(0.13)
11/30/2013	19.47	0.37	2.29	2.66	(0.60)	(0.07)
11/30/2012	20.12	0.18	1.64	1.82	(0.68)	(1.79)
11/30/2011	21.97	0.58	(0.37)	0.21	(1.04)	(1.02)
11/30/2010	20.06	0.61	1.88	2.49	(0.39)	(0.19)
Class P
12/1/2014 - 9/30/2015#	$22.14	$0.47	$(2.04)	$(1.57)	$(0.92)	$(0.68)
11/30/2014	21.77	0.45	0.64	1.09	(0.59)	(0.13)
11/30/2013	19.64	0.48	2.35	2.83	(0.63)	(0.07)
11/30/2012	20.27	0.38	1.56	1.94	(0.78)	(1.79)
11/30/2011	22.10	0.69	(0.39)	0.30	(1.11)	(1.02)
11/30/2010	20.14	0.71	1.89	2.60	(0.45)	(0.19)
Class R6
12/1/2014 - 9/30/2015#	$22.20	$0.57	$(2.13)	$(1.56)	$(0.93)	$(0.68)
11/30/2014	21.80	0.57	0.55	1.12	(0.59)	(0.13)
11/30/2013	19.66	0.55	2.29	2.84	(0.63)	(0.07)
11/30/2012	20.30	0.58	1.38	1.96	(0.81)	(1.79)
11/30/2011	22.12	0.69	(0.35)	0.34	(1.14)	(1.02)
11/30/2010	20.16	0.73	1.89	2.62	(0.47)	(0.19)
Administrative Class
12/1/2014 - 9/30/2015#	$22.03	$0.80	$(2.42)	$(1.62)	$(0.86)	$(0.68)
11/30/2014	21.69	0.49	0.54	1.03	(0.56)	(0.13)
11/30/2013	19.58	0.22	2.55	2.77	(0.59)	(0.07)
11/30/2012	20.23	0.53	1.36	1.89	(0.75)	(1.79)
11/30/2011	22.06	0.65	(0.38)	0.27	(1.08)	(1.02)
11/30/2010	20.11	0.68	1.89	2.57	(0.43)	(0.19)

#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.

258	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(1.55)	$18.72	(7.79)%	$4,863	0.34	%(d)(e)	0.61	%(d)(e)	2.62	%(d)(e)	147%
(0.70)	21.87	4.85	4,772	0.35		0.60		2.02		78
(0.67)	21.55	14.50	1,014	0.30		0.60		2.08		54
(2.55)	19.48	10.64	1,371	0.26		0.60		1.45		47
(2.11)	20.16	0.80	71	0.41		2.92		2.85		51
(0.62)	22.00	13.02	57	0.56		6.28		3.05		37

$(1.38)	$18.52	(8.40)%	$148	1.09	%(d)(e)	1.36	%(d)(e)	1.83	%(d)(e)	147%
(0.57)	21.62	4.08	138	1.10		1.35		1.38		78
(0.48)	21.34	13.64	119	1.05		1.35		1.48		54
(2.38)	19.25	9.78	60	1.01		1.35		1.44		47
(2.03)	19.92	(0.01)	48	1.17		3.70		2.09		51
(0.50)	21.85	12.21	35	1.31		7.37		2.11		37

$(1.48)	$18.81	(7.86)%	$205	0.44	%(d)(e)	0.61	%(d)(e)	2.92	%(d)(e)	147%
(0.65)	21.91	4.68	288	0.45		0.60		2.13		78
(0.63)	21.58	14.42	333	0.40		0.60		2.21		54
(2.52)	19.48	10.51	202	0.36		0.60		2.55		47
(2.11)	20.15	0.75	189	0.44		3.02		2.74		51
(0.63)	22.01	12.99	166	0.56		6.36		3.04		37

$(1.46)	$18.68	(8.07)%	$608	0.69	%(d)(e)	0.86	%(d)(e)	2.20	%(d)(e)	147%
(0.58)	21.80	4.41	584	0.70		0.85		1.79		78
(0.67)	21.46	14.11	497	0.65		0.85		1.85		54
(2.47)	19.47	10.30	359	0.61		0.85		0.96		47
(2.06)	20.12	0.51	17	0.69		3.21		2.71		51
(0.58)	21.97	12.75	17	0.81		6.49		2.98		37

$(1.60)	$18.97	(7.55)%	$7,750	0.04	%(d)(e)	0.21	%(d)(e)	2.74	%(d)(e)	147%
(0.72)	22.14	5.13	5,234	0.05		0.20		2.06		78
(0.70)	21.77	14.90	1,397	—		0.20		2.34		54
(2.57)	19.64	11.00	762	—	(f)	0.20		1.98		47
(2.13)	20.27	0.96	15	0.19		2.75		3.21		51
(0.64)	22.10	13.26	15	0.36		6.08		3.48		37

$(1.61)	$19.03	(7.49)%	$8,110	—	%(d)(f)(e)	0.10	%(d)(e)	3.31	%(d)(e)	147%
(0.72)	22.20	5.27	9,227	—	(f)	0.10		2.58		78
(0.70)	21.80	14.94	8,935	—	(f)	0.12		2.68		54
(2.60)	19.66	11.06	6,431	—	(f)	0.15		3.03		47
(2.16)	20.30	1.11	5,149	0.09		2.65		3.22		51
(0.66)	22.12	13.34	4,619	0.26		5.97		3.56		37

$(1.54)	$18.87	(7.80)%	$605	0.29	%(d)(e)	0.46	%(d)(e)	4.66	%(d)(e)	147%
(0.69)	22.03	4.87	1,245	0.30		0.45		2.25		78
(0.66)	21.69	14.66	1,194	0.25		0.45		1.07		54
(2.54)	19.58	10.62	17	0.21		0.45		2.77		47
(2.10)	20.23	0.82	15	0.37		2.93		3.04		51
(0.62)	22.06	13.09	15	0.51		6.23		3.32		37

(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	259

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2055:
Class A
12/1/2014 - 9/30/2015#	$18.70	$0.33	$(1.69)	$(1.36)	$(0.76)	$(0.56)
11/30/2014	18.51	0.39	0.50	0.89	(0.49)	(0.21)
11/30/2013	17.02	0.26	2.11	2.37	(0.59)	(0.29)
12/19/2011* - 11/30/2012	15.00	0.44	1.80	2.24	(0.22)	—
Class R
12/1/2014 - 9/30/2015#	$18.63	$0.26	$(1.66)	$(1.40)	$(0.70)	$(0.56)
11/30/2014	18.42	0.30	0.53	0.83	(0.41)	(0.21)
11/30/2013	16.97	0.30	2.00	2.30	(0.56)	(0.29)
12/19/2011* - 11/30/2012	15.00	0.31	1.88	2.19	(0.22)	—
Class P
12/1/2014 - 9/30/2015#	$18.85	$0.35	$(1.68)	$(1.33)	$(0.79)	$(0.56)
11/30/2014	18.61	0.38	0.57	0.95	(0.50)	(0.21)
11/30/2013	17.08	0.34	2.09	2.43	(0.61)	(0.29)
12/19/2011* - 11/30/2012	15.00	0.43	1.87	2.30	(0.22)	—
Class R6
12/1/2014 - 9/30/2015#	$18.90	$0.46	$(1.78)	$(1.32)	$(0.80)	$(0.56)
11/30/2014	18.64	0.47	0.50	0.97	(0.50)	(0.21)
11/30/2013	17.09	0.49	1.96	2.45	(0.61)	(0.29)
12/19/2011* - 11/30/2012	15.00	0.50	1.81	2.31	(0.22)	—
Administrative Class
12/1/2014 - 9/30/2015#	$18.76	$0.62	$(1.98)	$(1.36)	$(0.76)	$(0.56)
11/30/2014	18.55	0.38	0.52	0.90	(0.48)	(0.21)
11/30/2013	17.03	0.22	2.16	2.38	(0.57)	(0.29)
12/19/2011* - 11/30/2012	15.00	0.44	1.81	2.25	(0.22)	—

*	Commencement of operations.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

260	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbur sement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbur sement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(1.32)	$16.02	(7.75)%	$1,399	0.34	%(d)(e)	0.60	%(d)(e)	2.26	%(d)(e)	153%
(0.70)	18.70	4.96	1,089	0.35		0.60		2.11		74
(0.88)	18.51	14.59	135	0.30		0.60		1.52		41
(0.22)	17.02	15.10	11	0.27	(d)	0.60	(d)	2.82	(d)	31

$(1.26)	$15.97	(7.98)%	$217	0.69	%(d)(e)	0.85	%(d)(e)	1.78	%(d)(e)	153%
(0.62)	18.63	4.61	144	0.70		0.85		1.61		74
(0.85)	18.42	14.22	72	0.65		0.85		1.75		41
(0.22)	16.97	14.75	39	0.62	(d)	0.85	(d)	1.99	(d)	31

$(1.35)	$16.17	(7.51)%	$1,762	0.04	%(d)(e)	0.20	%(d)(e)	2.42	%(d)(e)	153%
(0.71)	18.85	5.27	1,362	0.05		0.20		2.04		74
(0.90)	18.61	14.88	240	—		0.20		1.96		41
(0.22)	17.08	15.52	59	—	(d)(f)	0.20	(d)	2.77	(d)	31

$(1.36)	$16.22	(7.45)%	$2,591	—	%(d)(e)(f)	0.10	%(d)(e)	3.09	%(d)(e)	153%
(0.71)	18.90	5.37	4,934	—	(f)	0.10		2.52		74
(0.90)	18.64	15.06	4,388	—	(f)	0.12		2.77		41
(0.22)	17.09	15.52	3,509	—	(d)(f)	0.15	(d)	3.21	(d)	31

$(1.32)	$16.08	(7.75)%	$216	0.29	%(d)(e)	0.45	%(d)(e)	4.23	%(d)(e)	153%
(0.69)	18.76	5.00	357	0.30		0.45		2.06		74
(0.86)	18.55	14.67	221	0.25		0.45		1.22		41
(0.22)	17.03	15.17	11	0.22	(d)	0.46	(d)	2.87	(d)	31

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	261

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement Income:
Class A
12/1/2014 - 9/30/2015#	$19.35	$0.48	$(1.32)	$(0.84)	$(0.67)	$(0.50)
11/30/2014	18.96	0.42	0.31	0.73	(0.34)	—
11/30/2013	19.20	0.50	0.03	0.53	(0.66)	(0.08)
11/30/2012	18.27	0.48	1.23	1.71	(0.58)	(0.20)
11/30/2011	18.52	0.37	0.25	0.62	(0.67)	(0.20)
11/30/2010	17.81	0.47	1.05	1.52	(0.61)	(0.20)
Class C
12/1/2014 - 9/30/2015#	$19.14	$0.38	$(1.33)	$(0.95)	$(0.53)	$(0.50)
11/30/2014	18.76	0.27	0.31	0.58	(0.20)	—
11/30/2013	18.99	0.37	0.01	0.38	(0.50)	(0.08)
11/30/2012	18.09	0.31	1.24	1.55	(0.45)	(0.20)
11/30/2011	18.36	0.27	0.21	0.48	(0.55)	(0.20)
11/30/2010	17.83	0.28	1.11	1.39	(0.66)	(0.20)
Class D
12/1/2014 - 9/30/2015#	$19.45	$0.47	$(1.32)	$(0.85)	$(0.66)	$(0.50)
11/30/2014	19.05	0.40	0.32	0.72	(0.32)	—
11/30/2013	19.29	0.45	0.05	0.50	(0.63)	(0.08)
11/30/2012	18.36	0.30	1.41	1.71	(0.58)	(0.20)
11/30/2011	18.60	0.49	0.13	0.62	(0.66)	(0.20)
11/30/2010	17.83	0.49	1.04	1.53	(0.56)	(0.20)
Class R
12/1/2014 - 9/30/2015#	$19.95	$0.44	$(1.36)	$(0.92)	$(0.61)	$(0.50)
11/30/2014	19.53	0.36	0.33	0.69	(0.27)	—
11/30/2013	19.74	0.46	0.01	0.47	(0.57)	(0.08)
11/30/2012	18.77	0.24	1.45	1.69	(0.52)	(0.20)
11/30/2011	18.73	0.53	0.05	0.58	(0.34)	(0.20)
11/30/2010	17.86	0.49	1.01	1.50	(0.43)	(0.20)
Class P
12/1/2014 - 9/30/2015#	$19.61	$0.51	$(1.31)	$(0.80)	$(0.73)	$(0.50)
11/30/2014	19.20	0.47	0.34	0.81	(0.40)	—
11/30/2013	19.44	0.46	0.13	0.59	(0.72)	(0.08)
11/30/2012	18.49	0.32	1.48	1.80	(0.65)	(0.20)
11/30/2011	18.41	0.63	0.03	0.66	(0.38)	(0.20)
11/30/2010	17.85	0.57	0.99	1.56	(0.80)	(0.20)
Class R6
12/1/2014 - 9/30/2015#	$19.23	$0.56	$(1.33)	$(0.77)	$(0.75)	$(0.50)
11/30/2014	18.83	0.49	0.33	0.82	(0.42)	—
11/30/2013	19.08	0.56	0.03	0.59	(0.73)	(0.08)
11/30/2012	18.16	0.49	1.28	1.77	(0.65)	(0.20)
11/30/2011	18.40	0.65	0.02	0.67	(0.71)	(0.20)
11/30/2010	17.85	0.57	1.01	1.58	(0.83)	(0.20)
Administrative Class
12/1/2014 - 9/30/2015#	$19.56	$1.70	$(2.55)	$(0.85)	$(0.61)	$(0.50)
11/30/2014	19.15	0.43	0.33	0.76	(0.35)	—
11/30/2013	19.41	0.22	0.32	0.54	(0.69)	(0.08)
11/30/2012	18.46	0.49	1.26	1.75	(0.60)	(0.20)
11/30/2011	18.40	0.59	0.03	0.62	(0.36)	(0.20)
11/30/2010	17.83	0.54	0.99	1.53	(0.76)	(0.20)

#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.

262	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

Distributions from Return of Capital	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$—	$(1.17)	$17.34	(4.53)%	$6,006	0.44	%(d)(e)	0.62	%(d)(e)	3.15	%(d)(e)	179%
—	(0.34)	19.35	3.88	6,324	0.40		0.60		2.18		101
(0.03)	(0.77)	18.96	2.78	4,326	0.39		0.60		2.64		81
—	(0.78)	19.20	9.68	4,891	0.40		0.60		2.57		51
—	(0.87)	18.27	3.45	4,427	0.46		1.60		2.01		74
—	(0.81)	18.52	8.86	595	0.52		5.29		2.65		22

$—	$(1.03)	$17.16	(5.16)%	$2,988	1.19	%(d)(e)	1.37	%(d)(e)	2.49	%(d)(e)	179%
—	(0.20)	19.14	3.12	3,984	1.15		1.35		1.42		101
(0.03)	(0.61)	18.76	2.03	4,359	1.14		1.35		1.99		81
—	(0.65)	18.99	8.84	6,935	1.15		1.35		1.70		51
—	(0.75)	18.09	2.71	5,820	1.22		2.48		1.50		74
—	(0.86)	18.36	8.09	1,398	1.27		6.16		1.56		22

$—	$(1.16)	$17.44	(4.60)%	$938	0.54	%(d)(e)	0.62	%(d)(e)	3.09	%(d)(e)	179%
—	(0.32)	19.45	3.79	1,012	0.50		0.60		2.07		101
(0.03)	(0.74)	19.05	2.70	1,111	0.49		0.60		2.37		81
—	(0.78)	19.29	9.53	1,553	0.50		0.60		1.59		51
—	(0.86)	18.36	3.42	326	0.51		2.21		2.65		74
—	(0.76)	18.60	8.89	179	0.52		5.75		2.75		22

$—	$(1.11)	$17.92	(4.83)%	$238	0.79	%(d)(e)	0.87	%(d)(e)	2.78	%(d)(e)	179%
—	(0.27)	19.95	3.55	215	0.75		0.85		1.80		101
(0.03)	(0.68)	19.53	2.46	152	0.74		0.85		2.36		81
—	(0.72)	19.74	9.28	183	0.75		0.85		1.29		51
—	(0.54)	18.77	3.18	17	0.76		4.59		2.82		74
—	(0.63)	18.73	8.61	15	0.77		5.62		2.70		22

$—	$(1.23)	$17.58	(4.31)%	$5,450	0.14	%(d)(e)	0.22	%(d)(e)	3.31	%(d)(e)	179%
—	(0.40)	19.61	4.23	6,349	0.11		0.21		2.39		101
(0.03)	(0.83)	19.20	3.12	4,427	0.09(f	)	0.20		2.42		81
—	(0.85)	19.44	10.05	4,751	0.10		0.20		1.71		51
—	(0.58)	18.49	3.69	14	0.26		4.47		3.38		74
—	(1.00)	18.41	9.13	13	0.32		5.13		3.20		22

$—	$(1.25)	$17.21	(4.23)%	$8,058	0.04	%(d)(e)	0.12	%(d)(e)	3.69	%(e)	179%
—	(0.42)	19.23	4.36	9,496	—	(f)(g)	0.10		2.56		101
(0.03)	(0.84)	18.83	3.23	9,487	—	(f)	0.12		2.96		81
—	(0.85)	19.08	10.11	11,294	—		0.15		2.64		51
—	(0.91)	18.16	3.77	4,904	0.16		1.81		3.53		74
—	(1.03)	18.40	9.24	4,803	0.22		5.04		3.22		22

$—	$(1.11)	$17.60	(4.53)%	$24	0.37	%(d)(e)	0.45	%(d)(e)	10.47	%(d)(e)	179%
—	(0.35)	19.56	3.97	2,001	0.35		0.45		2.20		101
(0.03)	(0.80)	19.15	2.92	2,461	0.34		0.45		1.16		81
—	(0.80)	19.41	9.71	15	0.35		0.45		2.59		51
—	(0.56)	18.46	3.49	14	0.44		4.65		3.21		74
—	(0.96)	18.40	8.94	13	0.47		5.28		3.05		22

(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.
(g)	Less than 0.01%.

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	263

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Global Allocation:
Class A
12/1/2014 - 9/30/2015#	$12.18	$0.25	$(0.89)	$(0.64)	$(0.42)	$(0.14)
11/30/2014	11.90	0.30	0.25	0.55	(0.27)	—
11/30/2013	11.07	0.31	0.95	1.26	(0.43)	—
11/30/2012	10.30	0.25	0.84	1.09	(0.32)	—
11/30/2011	10.58	0.25	(0.14)	0.11	(0.39)	—
11/30/2010	9.84	0.26	0.85	1.11	(0.37)	—
Class B
12/1/2014 - 9/30/2015#	$12.44	$0.27	$(1.01)	$(0.74)	$(0.32)	$(0.14)
11/30/2014	12.13	0.23	0.25	0.48	(0.17)	—
11/30/2013	11.27	0.26	0.94	1.20	(0.34)	—
11/30/2012	10.48	0.21	0.81	1.02	(0.23)	—
11/30/2011	10.74	0.22	(0.20)	0.02	(0.28)	—
11/30/2010	9.92	0.22	0.83	1.05	(0.23)	—
Class C
12/1/2014 - 9/30/2015#	$12.33	$0.18	$(0.91)	$(0.73)	$(0.33)	$(0.14)
11/30/2014	12.04	0.22	0.24	0.46	(0.17)	—
11/30/2013	11.19	0.23	0.96	1.19	(0.34)	—
11/30/2012	10.41	0.17	0.85	1.02	(0.24)	—
11/30/2011	10.69	0.18	(0.16)	0.02	(0.30)	—
11/30/2010	9.89	0.19	0.85	1.04	(0.24)	—
Class D
12/1/2014 - 9/30/2015#	$12.13	$0.22	$(0.86)	$(0.64)	$(0.42)	$(0.14)
11/30/2014	11.85	0.28	0.27	0.55	(0.27)	—
11/30/2013	11.03	0.23	1.03	1.26	(0.44)	—
11/30/2012	10.27	0.24	0.84	1.08	(0.32)	—
11/30/2011	10.56	0.17	(0.06)	0.11	(0.40)	—
11/30/2010	9.83	0.23	0.87	1.10	(0.37)	—
Class R
12/1/2014 - 9/30/2015#	$12.13	$0.22	$(0.88)	$(0.66)	$(0.40)	$(0.14)
11/30/2014	11.84	0.28	0.26	0.54	(0.25)	—
11/30/2013	11.02	0.28	0.95	1.23	(0.41)	—
11/30/2012	10.26	0.21	0.84	1.05	(0.29)	—
11/30/2011	10.54	0.23	(0.15)	0.08	(0.36)	—
11/30/2010	9.81	0.24	0.84	1.08	(0.35)	—

#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.

264	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Portfolio Turnover Rate

$(0.56)	$10.98	(5.45)%	$88,132	0.55	%(d)(e)	1.30	%(d)(e)	2.52	%(d)(e)	113%
(0.27)	12.18	4.62	65,499	0.40		1.34		2.48		48
(0.43)	11.90	11.79	69,565	0.41		1.36		2.68		45
(0.32)	11.07	10.64	70,312	0.43		1.38		2.32		57
(0.39)	10.30	0.95	73,816	0.47		1.35		2.32		64
(0.37)	10.58	11.56	72,415	0.51		1.42		2.58		46

$(0.46)	$11.24	(6.09)%	$485	1.24	%(d)(e)	2.08	%(d)(e)	2.68	%(d)(e)	113%
(0.17)	12.44	3.96	1,823	1.11		2.10		1.88		48
(0.34)	12.13	10.84	2,874	1.14		2.18		2.25		45
(0.23)	11.27	9.90	4,307	1.19		2.09		1.96		57
(0.28)	10.48	0.15	9,467	1.22		2.10		1.95		64
(0.23)	10.74	10.86	18,030	1.26		2.19		2.13		46

$(0.47)	$11.13	(6.07)%	$51,322	1.29	%(d)(e)	2.04	%(d)(e)	1.78	%(d)(e)	113%
(0.17)	12.33	3.88	62,275	1.13		2.08		1.78		48
(0.34)	12.04	10.81	68,756	1.14		2.10		1.98		45
(0.24)	11.19	9.90	71,375	1.18		2.11		1.59		57
(0.30)	10.41	0.15	78,367	1.22		2.09		1.64		64
(0.24)	10.69	10.65	87,546	1.26		2.16		1.93		46

$(0.56)	$10.93	(5.45)%	$2,316	0.56	%(d)(e)	1.33	%(d)(e)	2.31	%(d)(e)	113%
(0.27)	12.13	4.68	2,241	0.39		1.37		2.31		48
(0.44)	11.85	11.70	1,189	0.37		1.39		1.99		45
(0.32)	11.03	10.68	266	0.46		1.33		2.25		57
(0.40)	10.27	0.95	197	0.45		1.38		1.56		64
(0.37)	10.56	11.48	34	0.51		1.41		2.28		46

$(0.54)	$10.93	(5.61)%	$16	0.72	%(d)(e)	1.50	%(d)(e)	2.23	%(d)(e)	113%
(0.25)	12.13	4.57	17	0.56		1.53		2.32		48
(0.41)	11.84	11.44	17	0.59		1.54		2.42		45
(0.29)	11.02	10.44	15	0.67		1.56		2.02		57
(0.36)	10.26	0.73	14	0.72		1.59		2.11		64
(0.35)	10.54	11.30	13	0.76		1.64		2.38		46

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	265

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Global Allocation (cont’d)
Class P
12/1/2014 - 9/30/2015#	$12.19	$0.25	$(0.87)	$(0.62)	$(0.45)	$(0.14)
11/30/2014	11.90	0.32	0.26	0.58	(0.29)	—
11/30/2013	11.07	0.32	0.96	1.28	(0.45)	—
11/30/2012	10.28	0.29	0.81	1.10	(0.31)	—
11/30/2011	10.56	0.27	(0.14)	0.13	(0.41)	—
11/30/2010	9.84	0.26	0.86	1.12	(0.40)	—
Institutional Class
12/1/2014 - 9/30/2015#	$12.07	$0.25	$(0.87)	$(0.62)	$(0.45)	$(0.14)
11/30/2014	11.78	0.32	0.27	0.59	(0.30)	—
11/30/2013	10.97	0.32	0.95	1.27	(0.46)	—
11/30/2012	10.21	0.26	0.84	1.10	(0.34)	—
11/30/2011	10.48	0.27	(0.13)	0.14	(0.41)	—
11/30/2010	9.77	0.29	0.83	1.12	(0.41)	—
Class R6
9/8/2015* - 9/30/2015#	$11.01	$0.01	$(0.13)	$(0.12)	$(0.04)	$—
Administrative Class
12/1/2014 - 9/30/2015#	$12.47	$0.23	$(0.89)	$(0.66)	$(0.42)	$(0.14)
11/30/2014	12.17	0.30	0.27	0.57	(0.27)	—
11/30/2013	11.30	0.43	0.85	1.28	(0.41)	—
11/30/2012	10.51	0.26	0.84	1.10	(0.31)	—
11/30/2011	10.78	0.13	(0.01)	0.12	(0.39)	—
11/30/2010	9.83	0.27	0.86	1.13	(0.18)	—

*	Commencement of operations.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.

266	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Portfolio Turnover Rate

$(0.59)	$10.98	(5.30)%	$2,069	0.33	%(d)(e)	1.06	%(d)(e)	2.52	%(d)(e)	113%
(0.29)	12.19	4.96	2,139	0.16		1.12		2.68		48
(0.45)	11.90	11.92	1,960	0.19		1.13		2.81		45
(0.31)	11.07	10.91	1,340	0.25		1.37		2.75		57
(0.41)	10.28	1.13	1,996	0.27		1.22		2.52		64
(0.40)	10.56	11.77	6,433	0.31		1.39		2.54		46

$(0.59)	$10.86	(5.34)%	$74,024	0.32	%(d)(e)	1.07	%(d)(e)	2.58	%(d)(e)	113%
(0.30)	12.07	5.01	74,957	0.16		1.11		2.69		48
(0.46)	11.78	11.90	68,675	0.16		1.11		2.81		45
(0.34)	10.97	11.01	57,357	0.15		1.14		2.47		57
(0.41)	10.21	1.31	47,916	0.16		1.12		2.50		64
(0.41)	10.48	11.88	37,093	0.21		1.15		2.91		46

$(0.04)	$10.85	(1.14)%	$91,912	0.30	%(d)(e)	1.31	%(d)(e)	2.07	%(d)(e)	113%

$(0.56)	$11.25	(5.50)%	$27	0.57	%(d)(e)	1.23	%(d)(e)	2.35	%(d)(e)	113%
(0.27)	12.47	4.68	33	0.41		1.27		2.45		48
(0.41)	12.17	11.59	24	0.41		1.48		3.73		45
(0.31)	11.30	10.70	1,653	0.40		1.42		2.35		57
(0.39)	10.51	1.05	1,649	0.41		1.36		1.19		64
(0.18)	10.78	11.62	14	0.46		1.37		2.68		46

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	267

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Global Dynamic Allocation:
Class A
12/1/2014 - 9/30/2015#	$21.93	$0.39	$(1.43)	$(1.04)	$(0.81)	$(2.09)
11/30/2014	24.70	0.44	0.31	0.75	(0.66)	(2.86)
11/30/2013	22.04	0.42	3.07	3.49	(0.61)	(0.22)
11/30/2012	20.72	0.51	1.71	2.22	(0.59)	(0.31)
11/30/2011	22.03	0.45	(0.33)	0.12	(0.91)	(0.52)
11/30/2010	19.96	0.47	2.09	2.56	(0.35)	(0.14)
Class C
12/1/2014 - 9/30/2015#	$21.52	$0.30	$(1.45)	$(1.15)	$(0.65)	$(2.09)
11/30/2014	24.28	0.25	0.32	0.57	(0.47)	(2.86)
11/30/2013	21.71	0.30	2.97	3.27	(0.48)	(0.22)
11/30/2012	20.49	0.30	1.74	2.04	(0.51)	(0.31)
11/30/2011	21.81	0.24	(0.28)	(0.04)	(0.76)	(0.52)
11/30/2010	19.87	0.44	1.96	2.40	(0.32)	(0.14)
Class D
12/1/2014 - 9/30/2015#	$21.79	$0.50	$(1.55)	$(1.05)	$(0.75)	$(2.09)
11/30/2014	24.58	0.50	0.25	0.75	(0.68)	(2.86)
11/30/2013	22.00	0.31	3.16	3.47	(0.67)	(0.22)
11/30/2012	20.78	0.37	1.85	2.22	(0.69)	(0.31)
11/30/2011	22.06	0.48	(0.36)	0.12	(0.88)	(0.52)
11/30/2010	19.96	0.63	1.94	2.57	(0.33)	(0.14)
Class R
12/1/2014 - 9/30/2015#	$21.79	$0.36	$(1.45)	$(1.09)	$(0.77)	$(2.09)
11/30/2014	24.62	0.40	0.30	0.70	(0.67)	(2.86)
11/30/2013	21.90	0.23	3.20	3.43	(0.49)	(0.22)
11/30/2012	20.73	0.39	1.77	2.16	(0.68)	(0.31)
11/30/2011	22.01	0.40	(0.34)	0.06	(0.82)	(0.52)
11/30/2010	19.93	0.62	1.91	2.53	(0.31)	(0.14)
Class P
12/1/2014 - 9/30/2015#	$21.94	$0.40	$(1.42)	$(1.02)	$(0.86)	$(2.09)
11/30/2014	24.71	0.46	0.33	0.79	(0.70)	(2.86)
11/30/2013	22.08	0.38	3.14	3.52	(0.67)	(0.22)
11/30/2012	20.85	0.49	1.77	2.26	(0.72)	(0.31)
11/30/2011	22.12	0.63	(0.48)	0.15	(0.90)	(0.52)
11/30/2010	19.99	0.71	1.91	2.62	(0.35)	(0.14)
Institutional Class
12/1/2014 - 9/30/2015#	$22.00	$0.36	$(1.37)	$(1.01)	$(0.88)	$(2.09)
11/30/2014	24.74	0.48	0.34	0.82	(0.70)	(2.86)
11/30/2013	22.10	0.56	2.99	3.55	(0.69)	(0.22)
11/30/2012	20.87	0.51	1.78	2.29	(0.75)	(0.31)
11/30/2011	22.14	0.65	(0.48)	0.17	(0.92)	(0.52)
11/30/2010	20.00	0.73	1.91	2.64	(0.36)	(0.14)
Administrative Class
12/1/2014 - 9/30/2015#	$21.90	$0.42	$(1.46)	$(1.04)	$(0.84)	$(2.09)
11/30/2014	24.67	0.42	0.33	0.75	(0.66)	(2.86)
11/30/2013	22.04	0.48	3.01	3.49	(0.64)	(0.22)
11/30/2012	20.81	0.46	1.77	2.23	(0.69)	(0.31)
11/30/2011	22.08	0.59	(0.47)	0.12	(0.87)	(0.52)
11/30/2010	19.97	0.68	1.90	2.58	(0.33)	(0.14)

#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

268	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(2.90)	$17.99	(5.30)%	$1,324	0.63	%(d)(e)	4.38	%(d)(e)	2.46	%(d)(e)	121%
(3.52)	21.93	3.40	1,042	0.40		4.53		2.00		62
(0.83)	24.70	16.42	1,344	0.40		3.84		1.82		101
(0.90)	22.04	11.17	841	0.41		4.12		2.40		51
(1.43)	20.72	0.17	1,283	0.47		3.23		2.02		85
(0.49)	22.03	13.08	815	0.54		5.64		2.29		66

$(2.74)	$17.63	(5.95)%	$1,194	1.37	%(d)(e)	5.05	%(d)(e)	1.90	%(d)(e)	121%
(3.33)	21.52	2.57	1,346	1.18		5.31		1.16		62
(0.70)	24.28	15.52	1,455	1.18		4.53		1.33		101
(0.82)	21.71	10.34	1,277	1.18		4.65		1.44		51
(1.28)	20.49	(0.53)	1,241	1.20		4.46		1.13		85
(0.46)	21.81	12.34	497	1.29		6.28		2.18		66

$(2.84)	$17.90	(5.34)%	$79	0.59	%(d)(e)	4.23	%(d)(e)	3.12	%(d)(e)	121%
(3.54)	21.79	3.41	137	0.40		4.51		2.29		62
(0.89)	24.58	16.43	413	0.40		4.16		1.36		101
(1.00)	22.00	11.13	105	0.41		3.95		1.73		51
(1.40)	20.78	0.19	37	0.45		3.60		2.20		85
(0.47)	22.06	13.15	22	0.54		5.48		3.05		66

$(2.86)	$17.84	(5.55)%	$152	0.87	%(d)(e)	4.80	%(d)(e)	2.27	%(d)(e)	121%
(3.53)	21.79	3.17	145	0.63		4.99		1.79		62
(0.71)	24.62	16.13	111	0.63		4.28		1.00		101
(0.99)	21.90	10.89	38	0.65		4.16		1.87		51
(1.34)	20.73	(0.08)	36	0.71		3.90		1.84		85
(0.45)	22.01	12.91	15	0.79		5.61		3.04		66

$(2.95)	$17.97	(5.19)%	$53	0.47	%(d)(e)	4.07	%(d)(e)	2.53	%(d)(e)	121%
(3.56)	21.94	3.57	43	0.23		4.40		2.06		62
(0.89)	24.71	16.62	41	0.23		3.76		1.65		101
(1.03)	22.08	11.35	17	0.23		3.67		2.32		51
(1.42)	20.85	0.34	15	0.27		3.26		2.84		85
(0.49)	22.12	13.38	15	0.34		5.21		3.48		66

$(2.97)	$18.02	(5.12)%	$4,714	0.39	%(d)(e)	4.10	%(d)(e)	2.27	%(d)(e)	121%
(3.56)	22.00	3.69	3,401	0.13		4.30		2.16		62
(0.91)	24.74	16.71	3,296	0.13		3.48		2.43		101
(1.06)	22.10	11.51	5,008	0.13		3.84		2.42		51
(1.44)	20.87	0.43	4,483	0.17		3.16		2.95		85
(0.50)	22.14	13.49	4,484	0.24		5.11		3.58		66

$(2.93)	$17.93	(5.29)%	$19	0.61	%(d)(e)	4.29	%(d)(e)	2.64	%(d)(e)	121%
(3.52)	21.90	3.38	26	0.38		4.55		1.90		62
(0.86)	24.67	16.48	20	0.38		3.79		2.09		101
(1.00)	22.04	11.20	17	0.38		3.82		2.17		51
(1.39)	20.81	0.20	15	0.42		3.41		2.69		85
(0.47)	22.08	13.20	15	0.49		5.36		3.33		66

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	269

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Global Megatrends:
Class A
2/2/2015* - 9/30/2015#	$15.00	$(0.02)	$(1.14)	$(1.16)	$—	$—
Class P
2/2/2015* - 9/30/2015#	$15.00	$—	$(1.14)	$(1.14)	$—	$—
Institutional Class
2/2/2015* - 9/30/2015#	$15.00	$0.01	$(1.14)	$(1.13)	$—	$—
AllianzGI Behavioral Advantage Large Cap:
Class A
12/1/2014 - 9/30/2015#	$25.67	$0.20	$(0.96)	$(0.76)	$(0.35)	$(5.86)
11/30/2014	23.72	0.24	2.79	3.03	(0.24)	(0.84)
11/30/2013	19.04	0.24	5.73	5.97	(0.20)	(1.09)
11/30/2012	16.05	0.29	2.76	3.05	(0.06)	—
9/8/2011* - 11/30/2011	15.00	0.04	1.01	1.05	—	—
Class C
12/1/2014 - 9/30/2015#	$25.17	$0.06	$(0.93)	$(0.87)	$(0.24)	$(5.86)
11/30/2014	23.34	0.07	2.74	2.81	(0.14)	(0.84)
11/30/2013	18.90	0.09	5.65	5.74	(0.21)	(1.09)
11/30/2012	16.02	0.16	2.74	2.90	(0.02)	—
9/8/2011* - 11/30/2011	15.00	0.01	1.01	1.02	—	—
Class D
12/1/2014 - 9/30/2015#	$25.63	$0.20	$(0.95)	$(0.75)	$(0.49)	$(5.86)
11/30/2014	23.50	0.28	2.75	3.03	(0.06)	(0.84)
11/30/2013	19.04	0.23	5.68	5.91	(0.36)	(1.09)
11/30/2012	16.05	0.28	2.77	3.05	(0.06)	—
9/8/2011* - 11/30/2011	15.00	0.04	1.01	1.05	—	—
Class P
12/1/2014 - 9/30/2015#	$25.84	$0.23	$(0.97)	$(0.74)	$(0.47)	$(5.86)
11/30/2014	23.74	0.31	2.78	3.09	(0.15)	(0.84)
11/30/2013	19.09	0.29	5.71	6.00	(0.26)	(1.09)
11/30/2012	16.05	0.32	2.79	3.11	(0.07)	—
9/8/2011* - 11/30/2011	15.00	0.05	1.00	1.05	—	—
Institutional Class
12/1/2014 - 9/30/2015#	$25.83	$0.25	$(0.96)	$(0.71)	$(0.42)	$(5.86)
11/30/2014	23.74	0.31	2.81	3.12	(0.19)	(0.84)
11/30/2013	19.10	0.30	5.73	6.03	(0.30)	(1.09)
11/30/2012	16.06	0.34	2.77	3.11	(0.07)	—
9/8/2011* - 11/30/2011	15.00	0.05	1.01	1.06	—	—
*	Commencement of operations.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	See Note 6 in the Notes to Financial Statements.
(f)	Certain expenses incurred by the Fund were not annualized.
(g)	Less than 1%.

270	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$—	$13.84	(7.73)%	$9	0.15	%(c)(d)(f)	6.65	%(c)(d)(f)	(0.15	)%(c)(d)(f)	—%

$—	$13.86	(7.60)%	$27	—	%(c)(d)(f)	6.86	%(c)(d)(f)	—	%(c)(d)(f)	—%

$—	$13.87	(7.53)%	$2,776	—	%(c)(d)(e)(f)	6.40	%(c)(d)(f)	0.10	%(c)(d)(f)	—%

$(6.21)	$18.70	(4.33)%	$853	0.81	%(c)(f)	1.27	%(c)(f)	1.11	%(c)(f)	108%
(1.08)	25.67	13.43	10,023	0.82		1.02		1.02		89
(1.29)	23.72	33.61	8,607	0.83		1.25		1.09		64
(0.06)	19.04	19.07	49	0.90		2.76		1.59		76
—	16.05	7.00	11	0.90	(c)	2.84	(c)	1.14	(c)	— (g)

$(6.10)	$18.20	(4.90)%	$703	1.57	%(c)(f)	2.26	%(c)(f)	0.34	%(c)(f)	108%
(0.98)	25.17	12.61	450	1.57		1.83		0.29		89
(1.30)	23.34	32.60	204	1.59		2.08		0.44		64
(0.02)	18.90	18.15	64	1.65		3.62		0.89		76
—	16.02	6.80	10	1.65	(c)	3.59	(c)	0.38	(c)	— (g)

$(6.35)	$18.53	(4.30)%	$2,040	0.81	%(c)(f)	1.93	%(c)(f)	1.11	%(c)(f)	108%
(0.90)	25.63	13.45	1,025	0.81		4.22		1.19		89
(1.45)	23.50	33.57	183	0.85		2.08		1.15		64
(0.06)	19.04	19.07	19	0.90		2.61		1.55		76
—	16.05	7.00	11	0.90	(c)	2.84	(c)	1.14	(c)	— (g)

$(6.33)	$18.77	(4.21)%	$100	0.65	%(c)(f)	1.23	%(c)(f)	1.25	%(c)(f)	108%
(0.99)	25.84	13.64	117	0.65		0.81		1.29		89
(1.35)	23.74	33.83	17	0.65		1.20		1.42		64
(0.07)	19.09	19.43	13	0.65		2.38		1.76		76
—	16.05	7.00	11	0.65	(c)	2.70	(c)	1.39	(c)	— (g)

$(6.28)	$18.84	(4.09)%	$15,677	0.55	%(c)(f)	0.99	%(c)(f)	1.33	%(c)(f)	108%
(1.03)	25.83	13.79	74,044	0.55		0.76		1.29		89
(1.39)	23.74	34.02	48,281	0.55		1.05		1.44		64
(0.07)	19.10	19.46	17,172	0.55		2.32		1.88		76
—	16.06	7.07	10,705	0.55	(c)	2.58	(c)	1.48	(c)	— (g)

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	271

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income		Distributions from Net Realized Capital Gains
AllianzGI Best Styles Emerging Markets Equity:
Class P
12/9/2014* - 9/30/2015#	$15.00	$0.34	$(2.59)	$(2.25)	$	—(e )		$—
Institutional Class
12/9/2014* - 9/30/2015#	$15.00	$0.36	$(2.60)	$(2.24)	$	—(e )		$—
Class R6
12/9/2014* - 9/30/2015#	$15.00	$0.37	$(2.60)	$(2.23)	$	—(e )		$—
AllianzGI Best Styles Global Equity:
Class A
12/1/2014 - 9/30/2015#	$16.57	$0.52	$(1.65)	$(1.13)		$(0.43)		$(0.41)
9/2/2014* - 11/30/2014	16.51	0.05	0.01	0.06		—		—
Class P
12/22/2014* - 9/30/2015#	$15.68	$0.27	$(1.27)	$(1.00)		$—	$	—(e )
Institutional Class
12/1/2014 - 9/30/2015#	$16.58	$0.28	$(1.38)	$(1.10)		$(0.44)		$(0.41)
9/2/2014* - 11/30/2014	16.51	0.06	0.01	0.07		—		—
Class R6
12/1/2014 - 9/30/2015#	$16.58	$0.31	$(1.40)	$(1.09)		$(0.38)		$(0.41)
12/2/2013* - 11/30/2014	15.00	0.38	1.20	1.58		—		—
AllianzGI Best Styles International Equity:
Class P
12/9/2014* - 9/30/2015#	$15.00	$0.37	$(1.53)	$(1.16)		$(0.01)		$—
Institutional Class
12/9/2014* - 9/30/2015#	$15.00	$0.38	$(1.53)	$(1.15)		$(0.01)		$—
Class R6
12/9/2014* - 9/30/2015#	$15.00	$0.40	$(1.54)	$(1.14)		$(0.01)		$—
AllianzGI Best Styles U.S. Equity:
Class P
12/1/2014* - 9/30/2015#	$15.00	$0.18	$(0.97)	$(0.79)		$(0.02)		$—
Institutional Class
12/1/2014* - 9/30/2015#	$15.00	$0.18	$(0.96)	$(0.78)		$(0.02)		$—
Class R6
12/1/2014* - 9/30/2015#	$15.00	$0.20	$(0.97)	$(0.77)		$(0.02)		$—
*	Commencement of operations.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.
(e)	Less than $(0.01) per share.

272	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$— (e)	$12.75	(14.98)%	$8	0.80	%(c)(d)	5.81	%(c)(d)	2.88	%(c)(d)	29%

$— (e)	$12.76	(14.91)%	$9	0.70	%(c)(d)	5.82	%(c)(d)	2.98	%(c)(d)	29%

$— (e)	$12.77	(14.84)%	$4,745	0.60	%(c)(d)	5.79	%(c)(d)	3.13	%(c)(d)	29%

$(0.84)	$14.60	(7.13)%	$32,383	0.75	%(c)(d)	1.22	%(c)(d)	4.64	%(c)(d)	35%
—	16.57	0.36	10	0.75	(c)	2.53	(c)	1.31	(c)	76

$— (e)	$14.68	(6.35)%	$4,069	0.61	%(c)(d)	0.69	%(c)(d)	2.20	%(c)(d)	35%

$(0.85)	$14.63	(6.92)%	$366	0.51	%(c)(d)	0.68	%(c)(d)	2.17	%(c)(d)	35%
—	16.58	0.42	10	0.50	(c)	2.27	(c)	1.56	(c)	76

$(0.79)	$14.70	(6.83)%	$250,203	0.40	%(c)(d)	0.70	%(c)(d)	2.39	%(c)(d)	35%
—	16.58	10.53	33,422	0.40	(c)	1.80	(c)	2.40	(c)	76

$(0.01)	$13.83	(7.74)%	$9	0.65	%(c)(d)	2.06	%(c)(d)	2.99	%(c)(d)	29%

$(0.01)	$13.84	(7.66)%	$9	0.55	%(c)(d)	2.06	%(c)(d)	3.09	%(c)(d)	29%

$(0.01)	$13.85	(7.59)%	$56,210	0.45	%(c)(d)	1.62	%(c)(d)	3.31	%(c)(d)	29%

$(0.02)	$14.19	(5.27)%	$25	0.60	%(c)(d)	1.32	%(c)(d)	1.40	%(c)(d)	51%

$(0.02)	$14.20	(5.20)%	$1,771	0.50	%(c)(d)	1.45	%(c)(d)	1.51	%(c)(d)	51%

$(.02)	$14.21	(5.12)%	$86,456	0.40	%(c)(d)	0.74	%(c)(d)	1.63	%(c)(d)	51%

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	273

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI China Equity:
Class A
12/1/2014 - 9/30/2015#	$17.31	$0.68	$(1.80)	$(1.12)	$(0.53)	$(0.37)
11/30/2014	16.85	0.20	0.38	0.58	(0.12)	—
11/30/2013	14.78	0.15	2.13	2.28	(0.21)	—
11/30/2012	15.01	0.16	0.91	1.07	(0.10)	(1.20)
11/30/2011	19.81	0.60	(4.58)	(3.98)	— (e)	(0.82)
6/7/2010* - 11/30/2010	15.00	(0.09)	4.90	4.81	—	—
Class C
12/1/2014 - 9/30/2015#	$17.22	$0.20	$(1.43)	$(1.23)	$(0.08)	$(0.37)
11/30/2014	16.78	(0.02)	0.46	0.44	— (e)	—
11/30/2013	14.63	(0.03)	2.18	2.15	— (e)	—
11/30/2012	14.88	0.06	0.89	0.95	— (e)	(1.20)
11/30/2011	19.78	(0.10)	(3.98)	(4.08)	— (e)	(0.82)
6/7/2010* - 11/30/2010	15.00	(0.17)	4.95	4.78	—	—
Class D
12/1/2014 - 9/30/2015#	$17.38	$0.66	$(1.81)	$(1.15)	$(0.35)	$(0.37)
11/30/2014	16.86	0.23	0.34	0.57	(0.05)	—
11/30/2013	14.91	0.07	2.23	2.30	(0.35)	—
11/30/2012	15.04	0.16	0.91	1.07	— (e)	(1.20)
11/30/2011	19.84	0.02	(3.99)	(3.97)	(0.01)	(0.82)
6/7/2010* - 11/30/2010	15.00	(0.08)	4.92	4.84	—	—
Class P
12/1/2014 - 9/30/2015#	$17.58	$0.61	$(1.76)	$(1.15)	$— (e)	$(0.37)
11/30/2014	16.99	0.19	0.43	0.62	(0.03)	—
11/30/2013	14.78	0.23	2.11	2.34	(0.13)	—
11/30/2012	15.10	0.01	1.08	1.09	(0.21)	(1.20)
11/30/2011	19.87	0.12	(4.06)	(3.94)	(0.01)	(0.82)
6/7/2010* - 11/30/2010	15.00	(0.02)	4.89	4.87	—	—
Institutional Class
12/1/2014 - 9/30/2015#	$17.30	$0.20	$(1.31)	$(1.11)	$(0.40)	$(0.37)
11/30/2014	16.82	0.22	0.39	0.61	(0.13)	—
11/30/2013	14.81	0.20	2.13	2.33	(0.32)	—
11/30/2012	15.12	0.20	0.90	1.10	(0.21)	(1.20)
11/30/2011	19.88	0.18	(4.10)	(3.92)	(0.02)	(0.82)
6/7/2010* - 11/30/2010	15.00	(0.01)	4.89	4.88	—	—
*	Commencement of operations.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Payments from Affiliates increased the net asset value and the total return by $0.12 and 0.82%, respectively.
(e)	Less than $(0.01) per share.
(f)	Certain expenses incurred by the Fund were not annualized.

274	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.90)	$15.29		(6.91)%	$872	1.70	%(c)(f)	4.67	%(c)(f)	4.23	%(c)(f)	130%
(0.12)	17.31		3.47	367	1.70		5.73		1.21		123
(0.21)	16.85	(d)	15.58(d )	137	1.73		5.88		0.96		36
(1.30)	14.78		8.35	137	1.72		6.54		1.15		36
(0.82)	15.01		(20.45)	191	1.73		5.29		3.25		132
—	19.81		32.07	239	1.90	(c)	8.21	(c)	(0.99	)(c)	21

$(0.45)	$15.54		(7.47)%	$111	2.45	%(c)(f)	6.60	%(c)(f)	1.30	%(c)(f)	130%
— (e)	17.22		2.63	27	2.50		6.92		(0.10)		123
— (e)	16.78	(d)	14.70(d )	52	2.56		6.59		(0.20)		36
(1.20)	14.63		7.49	55	2.52		8.46		0.43		36
(0.82)	14.88		(21.02)	108	2.56		6.74		(0.56)		132
—	19.78		31.87	387	2.65	(c)	8.88	(c)	(1.88	)(c)	21

$(0.72)	$15.51		(7.01)%	$763	1.77	%(c)(f)	6.27	%(c)(f)	4.17	%(c)(f)	130%
(0.05)	17.38		3.40	289	1.77		9.06		1.34		123
(0.35)	16.86	(d)	15.64(d )	220	1.77		13.23		0.42		36
(1.20)	14.91		8.26	362	1.74		15.31		1.14		36
(0.83)	15.04		(20.40)	232	1.77		6.76		0.14		132
—	19.84		32.27	386	1.90	(c)	8.10	(c)	(0.91	)(c)	21

$(0.37)	$16.06		(6.80)%	$16	1.51	%(c)(f)	4.22	%(c)(f)	3.64	%(c)(f)	130%
(0.03)	17.58		3.62	38	1.51		4.74		1.07		123
(0.13)	16.99	(d)	15.93(d )	13	1.51		5.73		1.53		36
(1.41)	14.78		8.51	25	1.50		5.74		0.08		36
(0.83)	15.10		(20.18)	124	1.51		8.18		0.79		132
—	19.87		32.47	13	1.65	(c)	8.13	(c)	(0.19	)(c)	21

$(0.77)	$15.42		(6.72)%	$3,115	1.45	%(c)(f)	4.99	%(c)(f)	1.32	%(c)(f)	130%
(0.13)	17.30		3.68	4,226	1.45		5.93		1.37		123
(0.32)	16.82	(d)	15.99(d )	4,076	1.45		5.69		1.31		36
(1.41)	14.81		8.64	3,490	1.43		6.19		1.41		36
(0.84)	15.12		(20.11)	3,216	1.45		5.96		1.04		132
—	19.88		32.53	3,923	1.55	(c)	8.01	(c)	(0.08	)(c)	21

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	275

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Convertible:
Class A
12/1/2014 - 9/30/2015#	$36.54	$0.31	$(1.88)	$(1.57)	$(0.55)	$(2.29)
11/30/2014	34.91	0.39	2.81	3.20	(0.73)	(0.84)
11/30/2013	28.27	0.54	6.59	7.13	(0.49)	—
11/30/2012	28.11	0.53	1.95	2.48	(0.75)	(1.57)
11/30/2011	28.21	0.55	0.01	0.56	(0.66)	—
4/12/2010* - 11/30/2010	26.22	0.38	1.82	2.20	(0.21)	—
Class C
12/1/2014 - 9/30/2015#	$36.55	$0.10	$(1.88)	$(1.78)	$(0.28)	$(2.29)
11/30/2014	34.93	0.13	2.80	2.93	(0.47)	(0.84)
11/30/2013	28.30	0.30	6.60	6.90	(0.27)	—
11/30/2012	28.15	0.32	1.96	2.28	(0.56)	(1.57)
11/30/2011	28.30	0.34	0.03	0.37	(0.52)	—
4/12/2010* - 11/30/2010	26.22	0.24	1.84	2.08	— (f)	—
Class D
12/1/2014 - 9/30/2015#	$36.51	$0.31	$(1.87)	$(1.56)	$(0.52)	$(2.29)
11/30/2014	34.86	0.38	2.79	3.17	(0.68)	(0.84)
11/30/2013	28.22	0.52	6.57	7.09	(0.45)	—
11/30/2012	28.08	0.51	1.95	2.46	(0.75)	(1.57)
11/30/2011	28.16	0.54	0.03	0.57	(0.65)	—
4/12/2010* - 11/30/2010	26.22	0.40	1.79	2.19	(0.25)	—
Class R
12/1/2014 - 9/30/2015#	$36.45	$0.20	$(1.87)	$(1.67)	$(0.41)	$(2.29)
11/30/2014	34.87	0.26	2.81	3.07	(0.65)	(0.84)
11/30/2013	28.20	0.34	6.61	6.95	(0.28)	—
11/30/2012	28.08	0.43	1.95	2.38	(0.69)	(1.57)
11/30/2011	28.17	0.48	0.02	0.50	(0.59)	—
4/12/2010* - 11/30/2010	26.22	0.33	1.82	2.15	(0.20)	—
Class P
12/1/2014 - 9/30/2015#	$36.47	$0.39	$(1.87)	$(1.48)	$(0.63)	$(2.29)
11/30/2014	34.84	0.47	2.80	3.27	(0.80)	(0.84)
11/30/2013	28.20	0.63	6.55	7.18	(0.54)	—
11/30/2012	28.04	0.58	1.94	2.52	(0.79)	(1.57)
11/30/2011	28.12	0.60	0.01	0.61	(0.69)	—
6/7/2010* - 11/30/2010	24.02	0.27	4.11	4.38	(0.28)	—
Institutional Class
12/1/2014 - 9/30/2015#	$36.42	$0.40	$(1.86)	$(1.46)	$(0.65)	$(2.29)
11/30/2014	34.80	0.50	2.79	3.29	(0.83)	(0.84)
11/30/2013	28.16	0.61	6.59	7.20	(0.56)	—
11/30/2012	28.00	0.62	1.94	2.56	(0.83)	(1.57)
11/30/2011	28.08	0.63	0.01	0.64	(0.72)	—
11/30/2010	23.92	0.62	4.20	4.82	(0.66)	—
Administrative Class
12/1/2014 - 9/30/2015#	$36.54	$0.33	$(1.88)	$(1.55)	$(0.56)	$(2.29)
11/30/2014	34.84	0.43	2.79	3.22	(0.68)	(0.84)
11/30/2013	28.20	0.53	6.59	7.12	(0.48)	—
11/30/2012	28.04	0.55	1.94	2.49	(0.76)	(1.57)
11/30/2011	28.14	0.55	0.01	0.56	(0.66)	—
4/12/2010* - 11/30/2010	26.22	0.37	1.83	2.20	(0.28)	—

*	Commencement of operations.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

276	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(2.84)	$32.13		(4.56)%		$465,080	0.98	%(c)(d)	0.98	%(c)(d)	1.08	%(c)(d)	73%
(1.57)	36.54	(e)	9.47	(e)	483,863	0.97		0.97		1.09		94
(0.49)	34.91		25.49		319,778	0.96		0.96		1.67		81
(2.32)	28.27		9.64		94,347	1.01		1.01		1.91		108
(0.66)	28.11		1.95		64,857	0.97		0.97		1.89		129
(0.21)	28.21		8.46		10,500	0.96	(c)	0.97	(c)	2.25	(c)	116

$(2.57)	$32.20		(5.11)%		$101,326	1.71	%(c)(d)	1.71	%(c)(d)	0.34	%(c)(d)	73%
(1.31)	36.55	(e)	8.66	(e)	127,201	1.70		1.70		0.36		94
(0.27)	34.93		24.55		113,799	1.70		1.70		0.94		81
(2.13)	28.30		8.81		36,917	1.76		1.76		1.16		108
(0.52)	28.15		1.26		27,465	1.74		1.74		1.17		129
— (f)	28.30		7.94		227	1.77	(c)	1.77	(c)	1.40	(c)	116

$(2.81)	$32.14		(4.52)%		$60,855	0.97	%(c)(d)	0.97	%(c)(d)	1.08	%(c)(d)	73%
(1.52)	36.51	(e)	9.41	(e)	79,288	1.02		1.02		1.05		94
(0.45)	34.86		25.41		121,663	1.02		1.02		1.60		81
(2.32)	28.22		9.57		35,886	1.06		1.06		1.85		108
(0.65)	28.08		1.99		30,176	0.98		0.98		1.83		129
(0.25)	28.16		8.46		2,180	0.93	(c)	0.94	(c)	2.31	(c)	116

$(2.70)	$32.08		(4.82)%		$1,592	1.36	%(c)(d)	1.36	%(c)(d)	0.70	%(c)(d)	73%
(1.49)	36.45	(e)	9.10	(e)	1,440	1.30		1.30		0.74		94
(0.28)	34.87		24.86		394	1.51		1.51		1.06		81
(2.26)	28.20		9.25		210	1.36		1.36		1.58		108
(0.59)	28.08		1.76		37	1.22		1.22		1.67		129
(0.20)	28.17		8.29		11	1.25	(c)	1.26	(c)	1.97	(c)	116

$(2.92)	$32.07		(4.32)%		$160,998	0.69	%(c)(d)	0.69	%(c)(d)	1.36	%(c)(d)	73%
(1.64)	36.47	(e)	9.71	(e)	224,860	0.74		0.74		1.32		94
(0.54)	34.84		25.76		251,377	0.75		0.75		1.96		81
(2.36)	28.20		9.84		53,368	0.80		0.86		2.12		108
(0.69)	28.04		2.14		37,551	0.80		0.83		2.07		129
(0.28)	28.12		18.34		21,417	0.84	(c)	0.87	(c)	2.35	(c)	116

$(2.94)	$32.02		(4.27)%		$1,428,098	0.66	%(c)(d)	0.66	%(c)(d)	1.40	%(c)(d)	73%
(1.67)	36.42	(e)	9.79	(e)	1,781,193	0.65		0.65		1.41		94
(0.56)	34.80		25.88		1,583,824	0.65		0.65		1.93		81
(2.40)	28.16		10.00		804,646	0.67		0.67		2.26		108
(0.72)	28.00		2.24		521,854	0.70		0.70		2.16		129
(0.66)	28.08		20.46		471,226	0.77		0.80		2.42		116

$(2.85)	$32.14		(4.49)%		$1,998	0.89	%(c)(d)	0.89	%(c)(d)	1.15	%(c)(d)	73%
(1.52)	36.54	(e)	9.57	(e)	3,783	0.89		0.89		1.22		94
(0.48)	34.84		25.55		12,951	0.90		0.90		1.65		81
(2.33)	28.20		9.70		2,199	0.92		0.92		2.00		108
(0.66)	28.04		2.00		1,352	0.97		0.97		1.90		129
(0.28)	28.14		8.45		11	0.98	(c)	0.99	(c)	2.23	(c)	116

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.
(e)	Payments from Affiliates increased net asset value and total return by less than $0.01 and 0.01%, respectively.
(f)	Less than $(0.01) per share.

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	277

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Net Asset Value, End of Period
AllianzGI Emerging Markets Consumer:
Class A
12/1/2014* - 9/30/2015#	$15.00	$0.13	$(2.89)	$(2.76)	$—	$12.24
Institutional Class
12/1/2014* - 9/30/2015#	$15.00	$0.13	$(2.85)	$(2.72)	$—	$12.28
AllianzGI Emerging Markets Debt:
Class A
12/1/2014 - 9/30/2015#	$14.92	$0.47	$(1.35)	$(0.88)	$(0.53)	$13.51
9/15/2014* - 11/30/2014	15.00	0.11	(0.19)	(0.08)	—	14.92
Class C
12/1/2014 - 9/30/2015#	$14.90	$0.39	$(1.36)	$(0.97)	$(0.42)	$13.51
9/15/2014* - 11/30/2014	15.00	0.09	(0.19)	(0.10)	—	14.90
Class P
12/1/2014 - 9/30/2015#	$14.92	$0.49	$(1.34)	$(0.85)	$(0.56)	$13.51
9/15/2014* - 11/30/2014	15.00	0.12	(0.20)	(0.08)	—	14.92
Institutional Class
12/1/2014 - 9/30/2015#	$14.93	$0.50	$(1.35)	$(0.85)	$(0.57)	$13.51
9/15/2014* - 11/30/2014	15.00	0.12	(0.19)	(0.07)	—	14.93
AllianzGI Emerging Markets Small-Cap:
Class A
12/1/2014* - 9/30/2015#	$15.00	$0.26	$(1.22)	$(0.96)	$— (e)	$14.04
Institutional Class
12/1/2014* - 9/30/2015#	$15.00	$0.22	$(1.14)	$(0.92)	$— (e)	$14.08
AllianzGI Europe Equity Dividend:
Class A
2/2/2015* - 9/30/2015#	$15.00	$0.37	$(1.78)	$(1.41)	$—	$13.59
Class C
2/2/2015* - 9/30/2015#	$15.00	$0.28	$(1.76)	$(1.48)	$—	$13.52
Class P
2/2/2015* - 9/30/2015#	$15.00	$0.40	$(1.80)	$(1.40)	$—	$13.60
Institutional Class
2/2/2015* - 9/30/2015#	$15.00	$0.39	$(1.78)	$(1.39)	$—	$13.61

*	Commencement of operations.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.
(e)	Less than $(0.01) per share.

278	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

(18.40)%	$37	1.65	%(c)(d)	9.30	%(c)(d)	1.15	%(c)(d)	77%

(18.13)%	$15,591	1.30	%(c)(d)	3.55	%(c)(d)	1.14	%((c)(d)	77%

(6.00)%	$9	1.23	%(c)(d)	2.32	%(c)(d)	3.97	%(c)(d)	125%
(0.53)	10	1.20	(c)	2.51	(c)	3.65	(c)	27

(6.61)%	$9	1.98	%(c)(d)	3.06	%(c)(d)	3.23	%(c)(d)	125%
(0.67)	10	1.95	(c)	3.25	(c)	2.90	(c)	27

(5.86)%	$10	1.08	%(c)(d)	2.06	%(c)(d)	4.12	%(c)(d)	125%
(0.53)	10	1.05	(c)	2.25	(c)	3.80	(c)	27

(5.82)%	$28,557	0.97	%(c)(d)	2.07	%(c)(d)	4.22	%(c)(d)	125%
(0.47)	29,856	0.95	(c)	2.28	(c)	3.91	(c)	27

(6.39)%	$621	1.85	%(c)(d)	9.40	%(c)(d)	2.12	%(c)(d)	103%

(6.11)%	$7,921	1.50	%(c)(d)	7.77	%(c)(d)	1.78	%(c)(d)	103%

(9.40)%	$9	1.20	%(c)(d)	11.69	%(c)(d)	3.86	%(c)(d)	16%

(9.87)%	$11	1.95	%(c)(d)	11.78	%(c)(d)	2.93	%(c)(d)	16%

(9.33)%	$22	1.05	%(c)(d)	11.62	%(c)(d)	4.12	%(c)(d)	16%

(9.27)%	$2,915	0.95	%(c)(d)	11.18	%(c)(d)	4.00	%(c)(d)	16%

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	279

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Global Fundamental Strategy:
Class A
12/1/2014 - 9/30/2015#	$15.95	$0.17	$(0.85)	$(0.68)	$(0.56)	$—
11/30/2014	15.45	0.26	0.42	0.68	(0.12)	(0.06)
7/1/2013* - 11/30/2013	15.00	0.06	0.39	0.45	—	—
Class C
12/1/2014 - 9/30/2015#	$15.84	$0.10	$(0.88)	$(0.78)	$(0.40)	$—
11/30/2014	15.40	0.14	0.42	0.56	(0.06)	(0.06)
7/1/2013* - 11/30/2013	15.00	0.01	0.39	0.40	—	—
Class D
12/1/2014 - 9/30/2015#	$15.95	$0.20	$(0.90)	$(0.70)	$— (f)	$—
11/30/2014	15.45	0.43	0.25	0.68	(0.12)	(0.06)
7/1/2013* - 11/30/2013	15.00	0.06	0.39	0.45	—	—
Class P
12/1/2014 - 9/30/2015#	$15.98	$0.21	$(0.88)	$(0.67)	$(0.54)	$—
11/30/2014	15.46	0.28	0.43	0.71	(0.13)	(0.06)
7/1/2013* - 11/30/2013	15.00	0.07	0.39	0.46	—	—
Institutional Class
12/1/2014 - 9/30/2015#	$15.99	$0.22	$(0.88)	$(0.66)	$(0.55)	$—
11/30/2014	15.47	0.30	0.42	0.72	(0.14)	(0.06)
7/1/2013* - 11/30/2013	15.00	0.08	0.39	0.47	—	—
AllianzGI Global Managed Volatility:
Class A
12/1/2014 - 9/30/2015#	$18.73	$0.29	$(1.20)	$(0.91)	$(0.42)	$(1.97)
11/30/2014	17.96	0.40	1.42	1.82	(0.49)	(0.56)
11/30/2013	16.68	0.39	1.63	2.02	(0.59)	(0.15)
12/19/2011* - 11/30/2012	15.00	0.39	1.29	1.68	—	—
Class C
12/1/2014 - 9/30/2015#	$18.26	$0.21	$(1.18)	$(0.97)	$(0.32)	$(1.97)
11/30/2014	17.62	0.26	1.40	1.66	(0.46)	(0.56)
11/30/2013	16.56	0.24	1.64	1.88	(0.67)	(0.15)
12/19/2011* - 11/30/2012	15.00	0.33	1.23	1.56	—	—
Class D
12/1/2014 - 9/30/2015#	$18.72	$0.32	$(1.22)	$(0.90)	$(0.46)	$(1.97)
11/30/2014	17.88	0.39	1.43	1.82	(0.42)	(0.56)
11/30/2013	16.68	0.45	1.58	2.03	(0.68)	(0.15)
12/19/2011* - 11/30/2012	15.00	0.39	1.29	1.68	—	—
Class P
12/1/2014 - 9/30/2015#	$18.86	$0.35	$(1.23)	$(0.88)	$(0.42)	$(1.97)
11/30/2014	18.06	0.43	1.45	1.88	(0.52)	(0.56)
11/30/2013	16.71	0.48	1.61	2.09	(0.59)	(0.15)
12/19/2011* - 11/30/2012	15.00	0.48	1.23	1.71	—	—
Institutional Class
12/1/2014 - 9/30/2015#	$18.85	$0.43	$(1.29)	$(0.86)	$(0.43)	$(1.97)
11/30/2014	18.06	0.46	1.42	1.88	(0.53)	(0.56)
11/30/2013	16.73	0.50	1.60	2.10	(0.62)	(0.15)
12/19/2011* - 11/30/2012	15.00	0.49	1.24	1.73	—	—

*	Commencement of operations.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

280	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.56)	$14.71		(4.37)%	$140	1.25	%(c)(d)	2.29	%(c)(d)	1.37	%(c)(d)	16%
(0.18)	15.95	(e)	4.45 (e)	16	1.25		2.36		1.62		28
—	15.45		3.00	10	1.25	(c)	2.41	(c)	0.96	(c)	2

$(0.40)	$14.66		(5.03)%	$10	2.00	%(c)(d)	2.81	%(c)(d)	0.75	%(c)(d)	16%
(0.12)	15.84	(e)	3.69 (e)	11	2.00		3.14		0.88		28
—	15.40		2.67	10	2.00	(c)	3.16	(c)	0.21	(c)	2

$— (f)	$15.25		(4.39)%	$42	1.25	%(c)(d)	2.03	%(c)(d)	1.50	%(c)(d)	16%
(0.18)	15.95	(e)	4.45 (e)	54	1.25		2.95		2.75		28
—	15.45		3.00	10	1.25	(c)	2.41	(c)	0.97	(c)	2

$(0.54)	$14.77		(4.31)%	$10	1.10	%(c)(d)	1.82	%(c)(d)	1.66	%(c)(d)	16%
(0.19)	15.98	(e)	4.66 (e)	11	1.10		2.14		1.79		28
—	15.46		3.07	10	1.10	(c)	2.16	(c)	1.12	(c)	2

$(0.55)	$14.78		(4.20)%	$19,317	1.00	%(c)(d)	1.80	%(c)(d)	1.76	%(c)(d)	16%
(0.20)	15.99	(e)	4.72 (e)	22,115	1.00		2.15		1.90		28
—	15.47		3.13	20,682	1.00	(c)	2.14	(c)	1.23	(c)	2

$(2.39)	$15.43		(5.44)%	$354	0.94	%(c)(d)	9.08	%(c)(d)	2.13	%(c)(d)	92%
(1.05)	18.73		10.88	197	0.94		2.59		2.25		118
(0.74)	17.96		12.66	117	0.95		2.63		2.28		92
—	16.68		11.20	50	0.95	(c)	3.24	(c)	2.56	(c)	92

$(2.29)	$15.00		(5.94)%	$309	1.63	%(c)(d)	9.58	%(c)(d)	1.58	%(c)(d)	92%
(1.02)	18.26		10.07	258	1.62		3.30		1.49		118
(0.82)	17.62		11.90	184	1.64		3.26		1.40		92
—	16.56		10.40	12	1.70	(c)	4.02	(c)	2.18	(c)	92

$(2.43)	$15.39		(5.42)%	$369	0.92	%(c)(d)	8.99	%(c)(d)	2.29	%(c)(d)	92%
(0.98)	18.72		10.87	220	0.93		2.70		2.23		118
(0.83)	17.88		12.74	57	0.90		2.84		2.61		92
—	16.68		11.20	38	0.95	(c)	3.37	(c)	2.63	(c)	92

$(2.39)	$15.59		(5.24)%	$13	0.70	%(c)(d)	8.25	%(c)(d)	2.53	%(c)(d)	92%
(1.08)	18.86		11.14	14	0.69		2.29		2.45		118
(0.74)	18.06		13.03	13	0.70		2.38		2.78		92
—	16.71		11.40	11	0.70	(c)	3.11	(c)	3.19	(c)	92

$(2.40)	$15.59		(5.11)%	$1,752	0.60	%(c)(d)	4.95	%(c)(d)	3.02	%(c)(d)	92%
(1.09)	18.85		11.19	16,069	0.60		2.21		2.59		118
(0.77)	18.06		13.09	14,156	0.60		2.32		2.92		92
—	16.73		11.53	14,585	0.60	(c)	2.98	(c)	3.22	(c)	92

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.
(e)	Payments from Affiliates increased net asset value and total return by less than $0.01 and 0.01%, respectively.
(f)	Less than $(0.01) per share.

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	281

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Net Asset Value, End of Period
AllianzGI Global Sustainability:
Class A
12/9/2014* - 9/30/2015#	$15.00	$0.11	$(1.01)	$(0.90)	$—	$14.10
Class P
12/9/2014* - 9/30/2015#	$15.00	$0.15	$(1.03)	$(0.88)	$—	$14.12
Institutional Class
12/9/2014* - 9/30/2015#	$15.00	$0.16	$(1.03)	$(0.87)	$—	$14.13
AllianzGI Global Water:
Class A
12/1/2014 - 9/30/2015#	$12.70	$0.06	$(0.74)	$(0.68)	$(0.03)	$11.99
11/30/2014	12.41	0.07	0.25	0.32	(0.03)	12.70
11/30/2013	10.26	0.07	2.20	2.27	(0.12)	12.41
11/30/2012	8.89	0.12	1.30	1.42	(0.05)	10.26
11/30/2011	8.75	0.06	0.08	0.14	— (e)	8.89
11/30/2010	7.99	0.03	0.74	0.77	(0.01)	8.75
Class C
12/1/2014 - 9/30/2015#	$12.33	$(0.02)	$(0.72)	$(0.74)	$— (e)	$11.59
11/30/2014	12.11	(0.03)	0.25	0.22	— (e)	12.33
11/30/2013	10.02	(0.02)	2.16	2.14	(0.05)	12.11
11/30/2012	8.70	0.05	1.27	1.32	— (e)	10.02
11/30/2011	8.62	(0.01)	0.09	0.08	— (e)	8.70
11/30/2010	7.93	(0.03)	0.72	0.69	— (e)	8.62
Class D
12/1/2014 - 9/30/2015#	$12.66	$0.06	$(0.75)	$(0.69)	$(0.03)	$11.94
11/30/2014	12.38	0.05	0.25	0.30	(0.02)	12.66
11/30/2013	10.25	0.07	2.19	2.26	(0.13)	12.38
11/30/2012	8.87	0.10	1.32	1.42	(0.04)	10.25
11/30/2011	8.73	0.04	0.10	0.14	— (e)	8.87
11/30/2010	7.98	0.03	0.73	0.76	(0.01)	8.73
Class P
12/1/2014 - 9/30/2015#	$12.80	$0.09	$(0.75)	$(0.66)	$(0.09)	$12.05
11/30/2014	12.49	0.09	0.27	0.36	(0.05)	12.80
11/30/2013	10.30	0.09	2.21	2.30	(0.11)	12.49
11/30/2012	8.93	0.14	1.30	1.44	(0.07)	10.30
11/30/2011	8.77	0.07	0.09	0.16	— (e)	8.93
11/30/2010	7.99	0.05	0.74	0.79	(0.01)	8.77
Institutional Class
12/1/2014 - 9/30/2015#	$12.61	$0.09	$(0.73)	$(0.64)	$(0.07)	$11.90
11/30/2014	12.37	0.11	0.24	0.35	(0.11)	12.61
11/30/2013	10.25	0.09	2.21	2.30	(0.18)	12.37
11/30/2012	8.88	0.12	1.32	1.44	(0.07)	10.25
11/30/2011	8.71	0.08	0.09	0.17	— (e)	8.88
11/30/2010	7.94	0.05	0.74	0.79	(0.02)	8.71

*	Commencement of Operations
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.
(e)	Less than $(0.01) per share.

282	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

(6.00)%	$62	1.20	%(c)(d)	15.36	%(c)(d)	0.89	%(c)(d)	25%

(5.87)%	$9	1.05	%(c)(d)	8.70	%(c)(d)	1.22	%(c)(d)	25%

(5.80)%	$2,826	0.95	%(c)(d)	8.70	%(c)(d)	1.32	%(c)(d)	25%

(5.37)%	$128,465	1.44	%(c)(d)	1.44	%(c)(d)	0.58	%(c)(d)	66%
2.57	138,219	1.46		1.46		0.55		28
22.31	118,252	1.54		1.54		0.63		28
16.12	59,611	1.57		1.60		1.27		73
1.62	27,101	1.68		1.68		0.60		73
9.63	22,774	1.80		1.80		0.41		40

(6.00)%	$69,700	2.23	%(c)(d)	2.23	%(c)(d)	(0.21	)%(c)(d)	66%
1.82	77,082	2.23		2.23		(0.26)		28
21.41	51,767	2.33		2.33		(0.18)		28
15.17	25,870	2.33		2.41		0.48		73
0.93	20,842	2.44		2.44		(0.15)		73
8.70	22,225	2.56		2.60		(0.37)		40

(5.45)%	$32,023	1.47	%(c)(d)	1.47	%(c)(d)	0.53	%(c)(d)	66%
2.42	23,056	1.60		1.60		0.37		28
22.30	17,624	1.60		1.60		0.62		28
16.09	5,869	1.64		2.25		1.02		73
1.60	5,214	1.72		2.00		0.47		73
9.70	1,157	1.84		2.74		0.34		40

(5.17)%	$82,847	1.16	%(c)(d)	1.16	%(c)(d)	0.84	%(c)(d)	66%
2.87	84,835	1.21		1.21		0.67		28
22.58	42,448	1.34		1.34		0.81		28
16.22	16,820	1.41		1.47		1.49		73
1.85	16,118	1.49		1.52		0.79		73
9.95	10,432	1.56		1.64		0.62		40

(5.08)%	$30,004	1.17	%(c)(d)	1.17	%(c)(d)	0.87	%(c)(d)	66%
2.82	23,685	1.15		1.15		0.84		28
22.77	14,429	1.19		1.19		0.77		28
16.44	3,105	1.29		1.29		1.28		73
1.99	1,267	1.37		1.39		0.91		73
9.96	1,378	1.46		1.48		0.61		40

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	283

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI High Yield Bond:
Class A
12/1/2014 - 9/30/2015#	$9.85	$0.47	$(0.91)	$(0.44)	$(0.49)	$—
11/30/2014	10.36	0.61	(0.36)	0.25	(0.67)	(0.09)
11/30/2013	10.16	0.67	0.22	0.89	(0.68)	(0.01)
11/30/2012	9.69	0.72	0.61	1.33	(0.73)	(0.13)
11/30/2011	10.03	0.72	(0.28)	0.44	(0.78)	—
4/12/2010* - 11/30/2010	9.65	0.49	0.19	0.68	(0.30)	—
Class C
12/1/2014 - 9/30/2015#	$9.83	$0.42	$(0.91)	$(0.49)	$(0.44)	$—
11/30/2014	10.35	0.54	(0.37)	0.17	(0.60)	(0.09)
11/30/2013	10.15	0.59	0.22	0.81	(0.60)	(0.01)
11/30/2012	9.68	0.64	0.62	1.26	(0.66)	(0.13)
11/30/2011	10.02	0.65	(0.29)	0.36	(0.70)	—
4/12/2010* - 11/30/2010	9.65	0.45	0.19	0.64	(0.27)	—
Class D
12/1/2014 - 9/30/2015#	$9.55	$0.46	$(0.87)	$(0.41)	$(0.50)	$—
11/30/2014	10.08	0.59	(0.37)	0.22	(0.66)	(0.09)
11/30/2013	9.91	0.64	0.22	0.86	(0.68)	(0.01)
11/30/2012	9.47	0.70	0.60	1.30	(0.73)	(0.13)
11/30/2011	9.79	0.72	(0.28)	0.44	(0.76)	—
4/12/2010* - 11/30/2010	9.65	0.48	0.18	0.66	(0.52)	—
Class R
12/1/2014 - 9/30/2015#	$9.53	$0.43	$(0.90)	$(0.47)	$(0.45)	$—
11/30/2014	10.05	0.54	(0.34)	0.20	(0.63)	(0.09)
11/30/2013	9.88	0.63	0.21	0.84	(0.66)	(0.01)
11/30/2012	9.45	0.67	0.60	1.27	(0.71)	(0.13)
11/30/2011	9.80	0.68	(0.28)	0.40	(0.75)	—
4/12/2010* - 11/30/2010	9.65	0.47	0.18	0.65	(0.50)	—
Class P
12/1/2014 - 9/30/2015#	$9.53	$0.49	$(0.88)	$(0.39)	$(0.52)	$—
11/30/2014	10.05	0.62	(0.35)	0.27	(0.70)	(0.09)
11/30/2013	9.87	0.66	0.23	0.89	(0.70)	(0.01)
11/30/2012	9.44	0.72	0.58	1.30	(0.74)	(0.13)
11/30/2011	9.78	0.72	(0.27)	0.45	(0.79)	—
4/12/2010* - 11/30/2010	9.65	0.50	0.17	0.67	(0.54)	—
Institutional Class
12/1/2014 - 9/30/2015#	$9.55	$0.49	$(0.88)	$(0.39)	$(0.52)	$—
11/30/2014	10.08	0.62	(0.35)	0.27	(0.71)	(0.09)
11/30/2013	9.90	0.68	0.22	0.90	(0.71)	(0.01)
11/30/2012	9.46	0.73	0.60	1.33	(0.76)	(0.13)
11/30/2011	9.80	0.76	(0.30)	0.46	(0.80)	—
11/30/2010	9.17	0.83	0.61	1.44	(0.81)	—
Administrative Class
12/1/2014 - 9/30/2015#	$9.51	$0.46	$(0.94)	$(0.48)	$(0.51)	$—
11/30/2014	10.04	0.59	(0.36)	0.23	(0.67)	(0.09)
11/30/2013	9.87	0.65	0.22	0.87	(0.69)	(0.01)
11/30/2012	9.43	0.70	0.61	1.31	(0.74)	(0.13)
11/30/2011	9.78	0.72	(0.30)	0.42	(0.77)	—
4/12/2010* - 11/30/2010	9.65	0.49	0.17	0.66	(0.53)	—

*	Commencement of operations.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

284	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.49)	$8.92		(4.72)%		$34,151	1.03	%(c)(d)	1.03	%(c)(d)	5.88	%(c)(d)	47%
(0.76)	9.85	(e)	2.39	(e)	76,274	0.94		0.94		5.93		66
(0.69)	10.36		8.98		73,920	0.91		0.91		6.49		67
(0.86)	10.16		14.34		109,668	0.89		0.90		7.21		86
(0.78)	9.69		4.29		61,339	1.05		1.05		7.19		168
(0.30)	10.03		7.07		1,296	1.11	(c)	1.47	(c)	7.70	(c)	144

$(0.44)	$8.90		(5.24)%		$17,866	1.68	%(c)(d)	1.68	%(c)(d)	5.24	%(c)(d)	47%
(0.69)	9.83	(e)	1.57	(e)	23,249	1.68		1.68		5.23		66
(0.61)	10.35		8.14		27,525	1.70		1.70		5.68		67
(0.79)	10.15		13.54		30,692	1.68		1.68		6.43		86
(0.70)	9.68		3.53		12,443	1.82		1.87		6.56		168
(0.27)	10.02		6.73		311	1.87	(c)	2.21	(c)	7.12	(c)	144

$(0.50)	$8.64		(4.58)%		$32,709	1.00	%(c)(d)	1.00	%(c)(d)	5.93	%(c)(d)	47%
(0.75)	9.55	(e)	2.17	(e)	36,987	1.01		1.01		5.90		66
(0.69)	10.08		8.92		108,011	1.00		1.02		6.40		67
(0.86)	9.91		14.33		43,921	0.96		1.07		7.14		86
(0.76)	9.47		4.42		20,378	1.07		1.12		7.36		168
(0.52)	9.79		7.09		169	1.11	(c)	1.47	(c)	7.84	(c)	144

$(0.45)	$8.61		(5.20)%		$1,126	1.46	%(c)(d)	1.46	%(c)(d)	5.47	%(c)(d)	47%
(0.72)	9.53	(e)	1.91	(e)	2,823	1.43		1.45		5.48		66
(0.67)	10.05		8.72		2,851	1.15		1.32		6.24		67
(0.84)	9.88		14.05		2,111	1.15		1.25		6.95		86
(0.75)	9.45		4.02		342	1.33		1.37		7.23		168
(0.50)	9.80		6.97		11	1.36	(c)	1.63	(c)	7.74	(c)	144

$(0.52)	$8.62		(4.36)%		$63,324	0.64	%(c)(d)	0.64	%(c)(d)	6.29	%(c)(d)	47%
(0.79)	9.53	(e)	2.63	(e)	47,385	0.71		0.71		6.21		66
(0.71)	10.05		9.27		77,649	0.74		0.74		6.64		67
(0.87)	9.87		14.48		19,497	0.74		0.79		7.39		86
(0.79)	9.44		4.57		11,096	0.88		0.88		7.49		168
(0.54)	9.78		7.22		11	0.97	(c)	1.14	(c)	8.13	(c)	144

$(0.52)	$8.64		(4.32)%		$173,030	0.63	%(c)(d)	0.63	%(c)(d)	6.29	%(c)(d)	47%
(0.80)	9.55	(e)	2.59	(e)	163,567	0.64		0.64		6.27		66
(0.72)	10.08		9.35		139,306	0.62		0.62		6.76		67
(0.89)	9.90		14.68		121,362	0.63		0.63		7.47		86
(0.80)	9.46		4.66		70,174	0.61		0.77		7.65		168
(0.81)	9.80		16.23		93,782	0.63		0.93		8.65		144

$(0.51)	$8.52		(5.30)%		$2,073	0.98	%(c)(d)	0.98	%(c)(d)	5.90	%(c)(d)	47%
(0.76)	9.51	(e)	2.27	(e)	34,714	0.97		0.97		5.93		66
(0.70)	10.04		9.02		32,789	0.90		0.91		6.49		67
(0.87)	9.87		14.54		27,274	0.90		1.14		8.92		86
(0.77)	9.43		4.27		11	1.03		1.03		7.25		168
(0.53)	9.78		7.12		11	1.12	(c)	1.28	(c)	7.98	(c)	144

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.
(e)	Payments from Affiliates increased net asset value and total return by less than $0.01 and 0.01%, respectively.

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	285

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Loss	Total from Investment Operations
AllianzGI International Growth:
Class A
2/2/2015* - 9/30/2015#	$15.00	$0.11	$(0.98)	$(0.87)
Institutional Class
2/2/2015* - 9/30/2015#	$15.00	$0.14	$(0.99)	$(0.85)

*	Commencement of operations.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.

286	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$14.13	(5.80)%	$10	1.20	%(c)(d)	8.22	%(c)(d)	1.12	%(c)(d)	3%

$14.15	(5.67)%	$2,874	0.95	%(c)(d)	7.99	%(c)(d)	1.38	%(c)(d)	3%

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	287

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI International Small-Cap:
Class A
12/1/2014 - 9/30/2015#	$35.77	$0.26	$2.24	$2.50	$(0.14)	$(3.60)
11/30/2014	42.30	0.09	(2.41)	(2.32)	(0.64)	(3.57)
11/30/2013	31.89	0.09	10.32	10.41	— (e)	—
11/30/2012	28.31	0.16	4.06	4.22	(0.64)	—
11/30/2011	31.36	0.12	(2.56)	(2.44)	(0.61)	—
4/12/2010* - 11/30/2010	28.30	(0.01)	3.07	3.06	—	—
Class C
12/1/2014 - 9/30/2015#	$35.33	$0.06	$2.18	$2.24	$(0.03)	$(3.60)
11/30/2014	41.78	(0.18)	(2.39)	(2.57)	(0.31)	(3.57)
11/30/2013	31.75	(0.17)	10.22	10.05	(0.02)	—
11/30/2012	28.01	(0.07)	4.04	3.97	(0.23)	—
11/30/2011	31.22	0.06	(2.72)	(2.66)	(0.55)	—
4/12/2010* - 11/30/2010	28.30	(0.24)	3.16	2.92	—	—
Class D
12/1/2014 - 9/30/2015#	$36.15	$0.33	$2.20	$2.53	$(0.12)	$(3.60)
11/30/2014	43.24	0.16	(2.52)	(2.36)	(1.16)	(3.57)
11/30/2013	32.60	0.05	10.59	10.64	— (e)	—
11/30/2012	28.33	0.24	4.03	4.27	— (e)	—
11/30/2011	31.37	0.07	(2.53)	(2.46)	(0.58)	—
4/12/2010* - 11/30/2010	28.30	0.04	3.03	3.07	—	—
Class R
12/1/2014 - 9/30/2015#	$35.30	$0.16	$2.23	$2.39	$(0.06)	$(3.60)
11/30/2014	42.23	0.07	(2.47)	(2.40)	(0.96)	(3.57)
11/30/2013	32.25	0.02	10.32	10.34	(0.36)	—
11/30/2012	28.27	0.08	4.10	4.18	(0.20)	—
11/30/2011	31.32	0.16	(2.70)	(2.54)	(0.51)	—
4/12/2010* - 11/30/2010	28.30	0.05	2.97	3.02	—	—
Class P
12/1/2014 - 9/30/2015#	$35.65	$0.28	$2.25	$2.53	$(0.09)	$(3.60)
11/30/2014	41.97	0.16	(2.41)	(2.25)	(0.50)	(3.57)
11/30/2013	31.92	0.16	10.24	10.40	(0.35)	—
11/30/2012	27.86	0.20	4.05	4.25	(0.19)	—
11/30/2011	30.35	0.30	(2.67)	(2.37)	(0.12)	—
11/30/2010	25.86	0.20	4.45	4.65	(0.16)	—
Institutional Class
12/1/2014 - 9/30/2015#	$36.68	$0.29	$2.34	$2.63	$(0.06)	$(3.60)
11/30/2014	42.94	0.21	(2.49)	(2.28)	(0.41)	(3.57)
11/30/2013	32.60	0.17	10.48	10.65	(0.31)	—
11/30/2012	28.58	0.24	4.15	4.39	(0.37)	—
11/30/2011	31.45	0.37	(2.74)	(2.37)	(0.50)	—
11/30/2010	26.91	0.24	4.94	5.18	(0.64)	—

*	Commencement of operations.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

288	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(3.74)	$34.53	7.83%	$11,816	1.45	%(c)(d)	1.63	%(c)(d)	0.88	%(c)(d)	39%
(4.21)	35.77	(5.84)	5,290	1.45		1.76		0.23		77
— (e)	42.30	32.64	4,569	1.45		1.83		0.23		92
(0.64)	31.89	15.13	2,773	1.50		1.76		0.53		117
(0.61)	28.31	(8.03)	4,103	1.60		1.83		0.40		66
—	31.36	10.81	97	1.66	(c)	1.70	(c)	(0.07	)(c)	57

$(3.63)	$33.94	7.14%	$2,837	2.19	%(c)(d)	2.42	%(c)(d)	0.20	%(c)(d)	39%
(3.88)	35.33	(6.52)	1,135	2.19		2.45		(0.47)		77
(0.02)	41.78	31.67	702	2.20		2.43		(0.46)		92
(0.23)	31.75	14.26	531	2.26		2.37		(0.24)		117
(0.55)	28.01	(8.75)	455	2.34		2.86		0.19		66
—	31.22	10.32	176	2.44	(c)	2.48	(c)	(1.23	)(c)	57

$(3.72)	$34.96	7.84%	$2,362	1.45	%(c)(d)	1.61	%(c)(d)	1.10	%(c)(d)	39%
(4.73)	36.15	(5.83)	1,453	1.45		1.71		0.41		77
— (e)	43.24	32.65	339	1.45		1.73		0.13		92
— (e)	32.60	15.07	112	1.56		5.66		0.77		117
(0.58)	28.33	(8.08)	1,440	1.61		2.83		0.22		66
—	31.37	10.85	38	1.66	(c)	1.83	(c)	0.22	(c)	57

$(3.66)	$34.03	7.60%	$100	1.70	%(c)(d)	2.09	%(c)(d)	0.57	%(c)(d)	39%
(4.53)	35.30	(6.06)	73	1.70		2.10		0.19		77
(0.36)	42.23	32.29	27	1.70		1.96		0.05		92
(0.20)	32.25	14.86	12	1.74		1.90		0.26		117
(0.51)	28.27	(8.32)	10	1.82		1.84		0.51		66
—	31.32	10.67	11	1.91	(c)	2.35	(c)	0.27	(c)	57

$(3.69)	$34.49	7.96%	$36,377	1.28	%(c)(d)	1.37	%(c)(d)	0.97	%(c)(d)	39%
(4.07)	35.65	(5.68)	27,882	1.29		1.54		0.41		77
(0.35)	41.97	32.86	33,574	1.30		1.52		0.45		92
(0.19)	31.92	15.32	28,996	1.31		1.52		0.68		117
(0.12)	27.86	(7.86)	34,772	1.32		1.47		0.95		66
(0.16)	30.35	18.12	46,636	1.37		1.77		0.74		57

$(3.66)	$35.65	8.04%	$59,061	1.21	%(c)(d)	1.39	%(c)(d)	0.97	%(c)(d)	39%
(3.98)	36.68	(5.61)	55,743	1.21		1.46		0.53		77
(0.31)	42.94	32.96	71,875	1.21		1.44		0.46		92
(0.37)	32.60	15.50	88,301	1.20		1.38		0.80		117
(0.50)	28.58	(7.74)	84,026	1.20		1.34		1.14		66
(0.64)	31.45	18.22	89,186	1.23		1.70		0.86		57

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.
(e)	Less than $(0.01) per share.

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	289

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Micro Cap:
Class A
12/1/2014 - 9/30/2015#	$14.88	$(0.17)	$0.54	$0.37	$—	$(1.26)
11/30/2014	16.06	(0.21)	— (e)	(0.21)	—	(0.97)
11/30/2013	11.62	(0.20)	5.57	5.37	—	(0.93)
12/19/2011* - 11/30/2012	9.84	(0.07)	1.85	1.78	—	—
Class P
12/1/2014 - 9/30/2015#	$14.92	$(0.16)	$0.55	$0.39	$—	$(1.26)
11/30/2014	16.08	(0.19)	— (e)	(0.19)	—	(0.97)
11/30/2013	11.61	(0.17)	5.57	5.40	—	(0.93)
11/30/2012	12.20	(0.10)	1.47	1.37	—	(1.96)
12/27/2010* - 11/30/2011	14.20	(0.15)	(1.64)	(1.79)	—	(0.21)
Institutional Class
12/1/2014 - 9/30/2015#	$14.99	$(0.16)	$0.54	$0.38	$—	$(1.26)
11/30/2014	16.15	(0.19)	— (e)	(0.19)	—	(0.97)
11/30/2013	11.65	(0.15)	5.58	5.43	—	(0.93)
11/30/2012	12.22	(0.10)	1.49	1.39	—	(1.96)
11/30/2011	13.80	(0.17)	(0.16)	(0.33)	—	(1.25)
11/30/2010	10.44	(0.15)	3.51	3.36	—	—
AllianzGI Multi-Asset Real Return:
Class A
12/1/2014 - 9/30/2015#	$14.91	$0.13	$(2.01)	$(1.88)	$(0.18)	$—
11/30/2014	15.34	0.14	(0.26)	(0.12)	(0.23)	(0.08)
12/17/2012* - 11/30/2013	15.00	0.12	0.22	0.34	—	—
Class C
12/1/2014 - 9/30/2015#	$14.74	$0.03	$(1.98)	$(1.95)	$(0.08)	$—
11/30/2014	15.24	0.03	(0.25)	(0.22)	(0.20)	(0.08)
12/17/2012* - 11/30/2013	15.00	(0.03)	0.27	0.24	—	—
Class D
12/1/2014 - 9/30/2015#	$14.94	$0.13	$(2.02)	$(1.89)	$(0.14)	$—
11/30/2014	15.34	0.14	(0.25)	(0.11)	(0.21)	(0.08)
12/17/2012* - 11/30/2013	15.00	0.14	0.20	0.34	—	—
Class P
12/1/2014 - 9/30/2015#	$14.96	$0.15	$(2.02)	$(1.87)	$(0.17)	$—
11/30/2014	15.36	0.18	(0.27)	(0.09)	(0.23)	(0.08)
12/17/2012* - 11/30/2013	15.00	0.16	0.20	0.36	—	—
Institutional Class
12/1/2014 - 9/30/2015#	$14.97	$0.15	$(2.01)	$(1.86)	$(0.19)	$—
11/30/2014	15.37	0.19	(0.26)	(0.07)	(0.25)	(0.08)
12/17/2012* - 11/30/2013	15.00	0.18	0.19	0.37	—	—

*	Commencement of operations.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

290	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(1.26)	$13.99	2.77%	$15,305	1.62	%(c)(d)	2.07	%(c)(d)	(1.35	)%(c)(d)	55%
(0.97)	14.88	(1.11)	4,684	1.66		2.10		(1.40)		48
(0.93)	16.06	50.11	1,065	1.80		2.07		(1.45)		63
—	11.62	18.09	135	1.82	(c)	2.18	(c)	(0.62	)(c)	62

$(1.26)	$14.05	2.91%	$2,264	1.51	%(c)(d)	1.80	%(c)(d)	(1.24	)%(c)(d)	55%
(0.97)	14.92	(0.98)	1,550	1.52		1.81		(1.21)		48
(0.93)	16.08	50.42	2,192	1.63		1.90		(1.25)		63
(1.96)	11.61	13.90	332	1.65		1.99		(0.85)		62
(0.21)	12.20	(12.43)	426	1.65	(c)	1.85	(c)	(1.35	)(c)	74

$(1.26)	$14.11	2.83%	$34,575	1.54	%(c)(d)	1.80	%(c)(d)	(1.26	)%(c)(d)	55%
(0.97)	14.99	(0.97)	33,513	1.54		1.80		(1.25)		48
(0.93)	16.15	50.51	41,713	1.54		2.01		(1.10)		63
(1.96)	11.65	14.09	27,343	1.54		1.84		(0.90)		62
(1.25)	12.22	(2.88)	46,514	1.54		1.65		(1.24)		74
—	13.80	32.18	57,591	1.57		1.64		(1.25)		112

$(0.18)	$12.85	(12.73)%	$133	0.85	%(c)(d)(f)	5.33	%(c)(d)(f)	1.11	%(c)(d)(f)	63%
(0.31)	14.91	(0.81)	143	0.85	(f)	4.61	(f)	0.90	(f)	41
—	15.34	2.27	45	0.86	(d)(f)	8.42	(d)(f)	0.83	(d)(f)	46

$(0.08)	$12.71	(13.28)%	$77	1.60	%(c)(d)(f)	5.90	%(c)(d)(f)	0.25	%(c)(d)(f)	63%
(0.28)	14.74	(1.50)	114	1.60	(g)	5.46	(g)	0.21	(g)	41
—	15.24	1.60	81	1.60	(c)(f)	9.55	(c)(f)	(0.17	)(c)(f)	46

$(0.14)	$12.91	(12.76)%	$21	0.85	%(c)(d)(f)	15.01	%(c)(d)(f)	1.10	%(c)(d)(f)	63%
(0.29)	14.94	(0.79)	23	0.85	(f)	60.76	(f)	0.88	(f)	41
—	15.34	2.27	10	0.86	(c)(f)	19.52	(c)(f)	0.96	(c)(f)	46

$(0.17)	$12.92	(12.64)%	$9	0.70	%(c)(d)(f)	4.99	%(c)(d)(f)	1.24	%(c)(d)(f)	63%
(0.31)	14.96	(0.64)	10	0.70	(f)	4.50	(f)	1.14	(f)	41
—	15.36	2.40	10	0.71	(c)(f)	7.75	(c)(f)	1.11	(c)(f)	46

$(0.19)	$12.92	(12.58)%	$4,294	0.60	%(c)(d)(f)	4.91	%(c)(d)(f)	1.24	%(c)(d)(f)	63%
(0.33)	14.97	(0.50)	6,034	0.60	(f)	4.48	(f)	1.22	(f)	41
—	15.37	2.47	5,155	0.61	(c)(f)	7.74	(c)(f)	1.21	(c)(f)	46

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.
(e)	Less than $0.01 per share.
(f)	Does not include expenses of the investment companies in which the Fund invests.

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	291

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ Emerging Markets Value:
Class A
12/1/2014 - 9/30/2015#	$15.45	$0.49	$(2.74)	$(2.25)	$(0.62)	$(0.24)
11/30/2014	15.42	0.37	0.08	0.45	(0.42)	—
12/18/2012* - 11/30/2013	15.00	0.35	0.27	0.62	(0.20)	—
Class C
12/1/2014 - 9/30/2015#	$15.40	$0.36	$(2.68)	$(2.32)	$(0.53)	$(0.24)
11/30/2014	15.35	0.28	0.05	0.33	(0.28)	—
12/18/2012* - 11/30/2013	15.00	0.14	0.36	0.50	(0.15)	—
Class D
12/1/2014 - 9/30/2015#	$15.55	$0.49	$(2.75)	$(2.26)	$(0.59)	$(0.24)
11/30/2014	15.45	0.42	0.03	0.45	(0.35)	—
12/18/2012* - 11/30/2013	15.00	0.25	0.36	0.61	(0.16)	—
Class P
12/1/2014 - 9/30/2015#	$15.56	$0.49	$(2.74)	$(2.25)	$(0.61)	$(0.24)
11/30/2014	15.45	0.43	0.05	0.48	(0.37)	—
12/18/2012* - 11/30/2013	15.00	0.36	0.27	0.63	(0.18)	—
Institutional Class
12/1/2014 - 9/30/2015#	$15.57	$0.51	$(2.74)	$(2.23)	$(0.63)	$(0.24)
11/30/2014	15.46	0.46	0.03	0.49	(0.38)	—
12/18/2012* - 11/30/2013	15.00	0.39	0.26	0.65	(0.19)	—

*	Commencement of operations.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.

292	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.86)	$12.34	(15.12)%	$207	1.55	%(c)(d)	6.55	%(c)(d)	4.13	%(c)(d)	93%
(0.42)	15.45	2.94	110	1.55		4.86		2.33		85
(0.20)	15.42	4.14	19	1.55	(c)	17.07	(c)	2.41	(c)	67

$(0.77)	$12.31	(15.62)%	$104	2.30	%(c)(d)	7.39	%(c)(d)	3.12	%(c)(d)	93%
(0.28)	15.40	2.19	73	2.30		5.60		1.82		85
(0.15)	15.35	3.40	25	2.30	(c)	19.41	(c)	1.00	(c)	67

$(0.83)	$12.46	(15.10)%	$997	1.55	%(c)(d)	6.72	%(c)(d)	4.04	%(c)(d)	93%
(0.35)	15.55	2.95	1,492	1.55		5.76		2.68		85
(0.16)	15.45	4.10	1,086	1.55	(c)	8.48	(c)	1.75	(c)	67

$(0.85)	$12.46	(15.03)%	$9	1.39	%(c)(d)	5.87	%(c)(d)	4.12	%(c)(d)	93%
(0.37)	15.56	3.13	11	1.39		4.64		2.77		85
(0.18)	15.45	4.25	11	1.41	(c)	7.72	(c)	2.49	(c)	67

$(0.87)	$12.47	(14.91)%	$6,688	1.30	%(c)(d)	5.93	%(c)(d)	4.25	%(c)(d)	93%
(0.38)	15.57	3.18	7,889	1.30		4.63		2.96		85
(0.19)	15.46	4.38	6,470	1.30	(c)	7.78	(c)	2.70	(c)	67

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	293

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ Global Dividend Value:
Class A
12/1/2014 - 9/30/2015#	$21.40	$0.44	$(3.06)	$(2.62)	$(0.60)	$(1.50)
11/30/2014	22.08	0.61	0.30	0.91	(0.55)	(1.04)
11/30/2013	18.27	0.54	3.75	4.29	(0.44)	(0.04)
11/30/2012	17.35	0.56	1.10	1.66	(0.40)	(0.34)
11/30/2011	17.91	0.55	(0.19)	0.36	(0.64)	(0.28)
11/30/2010	18.16	0.43	0.38	0.81	(0.71)	(0.35)
Class C
12/1/2014 - 9/30/2015#	$21.13	$0.31	$(3.03)	$(2.72)	$(0.45)	$(1.50)
11/30/2014	21.82	0.43	0.31	0.74	(0.39)	(1.04)
11/30/2013	18.05	0.37	3.72	4.09	(0.28)	(0.04)
11/30/2012	17.19	0.42	1.07	1.49	(0.29)	(0.34)
11/30/2011	17.76	0.43	(0.20)	0.23	(0.52)	(0.28)
11/30/2010	18.12	0.28	0.41	0.69	(0.70)	(0.35)
Class D
12/1/2014 - 9/30/2015#	$21.61	$0.43	$(3.09)	$(2.66)	$(0.55)	$(1.50)
11/30/2014	22.30	0.55	0.36	0.91	(0.56)	(1.04)
11/30/2013	18.44	0.52	3.80	4.32	(0.42)	(0.04)
11/30/2012	17.38	0.60	1.05	1.65	(0.25)	(0.34)
11/30/2011	17.86	0.61	(0.23)	0.38	(0.58)	(0.28)
11/30/2010	18.17	0.43	0.37	0.80	(0.76)	(0.35)
Class P
12/1/2014 - 9/30/2015#	$21.53	$0.47	$(3.08)	$(2.61)	$(0.61)	$(1.50)
11/30/2014	22.21	0.65	0.30	0.95	(0.59)	(1.04)
11/30/2013	18.36	0.57	3.78	4.35	(0.46)	(0.04)
11/30/2012	17.45	0.60	1.10	1.70	(0.45)	(0.34)
11/30/2011	17.82	0.42	(0.02)	0.40	(0.49)	(0.28)
11/30/2010	18.17	0.46	0.38	0.84	(0.84)	(0.35)
Institutional Class
12/1/2014 - 9/30/2015#	$21.30	$0.45	$(3.03)	$(2.58)	$(0.60)	$(1.50)
11/30/2014	21.98	0.66	0.30	0.96	(0.60)	(1.04)
11/30/2013	18.18	0.60	3.73	4.33	(0.49)	(0.04)
11/30/2012	17.29	0.60	1.09	1.69	(0.46)	(0.34)
11/30/2011	17.83	0.64	(0.21)	0.43	(0.69)	(0.28)
11/30/2010	18.17	0.41	0.46	0.87	(0.86)	(0.35)
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.

294	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(2.10)	$16.68	(13.26)%	$4,791	1.20	%(c)(d)	1.72	%(c)(d)	2.70	%(c)(d)	38%
(1.59)	21.40	4.32	11,999	1.20		1.46		2.82		49
(0.48)	22.08	23.80	10,705	1.21		1.51		2.68		43
(0.74)	18.27	9.98	7,355	1.32		1.71		3.13		41
(0.92)	17.35	1.85	6,821	1.50		1.92		3.01		66
(1.06)	17.91	4.71	1,469	1.50		4.55		2.41		40

$(1.95)	$16.46	(13.86)%	$5,036	1.99	%(c)(d)	2.56	%(c)(d)	1.95	%(c)(d)	38%
(1.43)	21.13	3.52	5,587	1.99		2.22		2.03		49
(0.32)	21.82	22.88	5,720	2.00		2.27		1.83		43
(0.63)	18.05	9.03	3,948	2.07		2.46		2.34		41
(0.80)	17.19	1.12	3,020	2.25		2.71		2.39		66
(1.05)	17.76	3.99	1,210	2.25		5.11		1.57		40

$(2.05)	$16.90	(13.30)%	$777	1.24	%(c)(d)	1.83	%(c)(d)	2.60	%(c)(d)	38%
(1.60)	21.61	4.25	3,896	1.28		1.47		2.55		49
(0.46)	22.30	23.72	753	1.31		1.55		2.53		43
(0.59)	18.44	9.83	480	1.38		3.04		3.31		41
(0.86)	17.38	1.91	558	1.50		3.74		3.27		66
(1.11)	17.86	4.68	203	1.50		4.53		2.44		40

$(2.11)	$16.81	(13.13)%	$1,123	1.04	%(c)(d)	1.44	%(c)(d)	2.88	%(c)(d)	38%
(1.63)	21.53	4.48	1,811	1.04		1.28		2.99		49
(0.50)	22.21	24.06	1,685	1.05		1.32		2.77		43
(0.79)	18.36	10.11	1,089	1.12		1.51		3.32		41
(0.77)	17.45	2.13	718	1.30		1.99		2.41		66
(1.19)	17.82	4.90	13	1.30		4.45		2.63		40

$(2.10)	$16.62	(13.10)%	$10,709	0.95	%(c)(d)	1.40	%(c)(d)	2.76	%(c)(d)	38%
(1.64)	21.30	4.58	42,981	0.95		1.18		3.08		49
(0.53)	21.98	24.16	51,318	0.96		1.21		2.96		43
(0.80)	18.18	10.19	39,215	1.02		1.40		3.38		41
(0.97)	17.29	2.21	20,556	1.20		1.68		3.51		66
(1.21)	17.83	5.07	15,211	1.20		3.40		2.32		40

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	295

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ International Small-Cap Value:
Class A
12/1/2014 - 9/30/2015#	$21.37	$0.40	$(1.22)	$(0.82)	$(0.57)	$(1.79)
11/30/2014	21.06	0.39	0.62	1.01	(0.26)	(0.44)
11/30/2013	17.10	0.35	4.03	4.38	(0.33)	(0.09)
6/1/2012* - 11/30/2012	15.00	0.07	2.03	2.10	—	—
Class C
12/1/2014 - 9/30/2015#	$21.11	$0.28	$(1.21)	$(0.93)	$(0.48)	$(1.79)
11/30/2014	21.04	0.23	0.63	0.86	(0.35)	(0.44)
11/30/2013	17.04	0.16	4.09	4.25	(0.16)	(0.09)
6/1/2012* - 11/30/2012	15.00	0.09	1.95	2.04	—	—
Class D
12/1/2014 - 9/30/2015#	$21.44	$0.40	$(1.22)	$(0.82)	$(0.62)	$(1.79)
11/30/2014	21.04	0.38	0.63	1.01	(0.17)	(0.44)
11/30/2013	17.11	0.42	3.95	4.37	(0.35)	(0.09)
6/1/2012* - 11/30/2012	15.00	0.13	1.98	2.11	—	—
Class P
12/1/2014 - 9/30/2015#	$21.70	$0.46	$(1.27)	$(0.81)	$(0.70)	$(1.79)
11/30/2014	21.27	0.44	0.62	1.06	(0.19)	(0.44)
11/30/2013	17.11	0.39	4.05	4.44	(0.19)	(0.09)
6/1/2012* - 11/30/2012	15.00	0.16	1.95	2.11	—	—
Institutional Class
12/1/2014 - 9/30/2015#	$21.59	$0.46	$(1.25)	$(0.79)	$(0.52)	$(1.79)
11/30/2014	21.28	0.45	0.63	1.08	(0.33)	(0.44)
11/30/2013	17.12	0.43	4.03	4.46	(0.21)	(0.09)
6/1/2012* - 11/30/2012	15.00	0.17	1.95	2.12	—	—
Class R6
9/8/2015* - 9/30/2015#	$19.04	$0.04	$(0.59)	$(0.55)	$—	$—

*	Commencement of operations.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.

296	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(2.36)	$18.19	(4.14)%	$1,657	1.46	%(c)(d)	3.08	%(c)(d)	2.43	%(c)(d)	74%
(0.70)	21.37	4.98	2,736	1.45		2.64		1.80		76
(0.42)	21.06	26.08	2,272	1.45		4.81		1.81		50
—	17.10	14.00	1,049	1.45	(c)	4.22	(c)	0.82	(c)	19

$(2.27)	$17.91	(4.78)%	$1,250	2.21	%(c)(d)	3.91	%(c)(d)	1.73	%(c)(d)	74%
(0.79)	21.11	4.24	1,340	2.20		3.40		1.07		76
(0.25)	21.04	25.20	521	2.20		5.66		0.80		50
—	17.04	13.60	11	2.20	(c)	9.92	(c)	1.08	(c)	19

$(2.41)	$18.21	(4.12)%	$2,546	1.46	%(c)(d)	3.73	%(c)(d)	2.46	%(c)(d)	74%
(0.61)	21.44	4.98	1,388	1.45		3.47		1.74		76
(0.44)	21.04	26.03	951	1.45		6.56		2.17		50
—	17.11	14.07	84	1.45	(c)	7.85	(c)	1.59	(c)	19

$(2.49)	$18.40	(4.03)%	$47	1.31	%(c)(d)	2.92	%(c)(d)	2.74	%(c)(d)	74%
(0.63)	21.70	5.17	39	1.30		2.39		1.98		76
(0.28)	21.27	26.28	14	1.31		4.63		2.04		50
—	17.11	14.07	12	1.30	(c)	8.92	(c)	1.98	(c)	19

$(2.31)	$18.49	(3.92)%	$6,832	1.21	%(c)(d)	2.82	%(c)(d)	2.75	%(c)(d)	74%
(0.77)	21.59	5.27	13,979	1.20		2.31		2.03		76
(0.30)	21.28	26.40	11,873	1.21		4.66		2.22		50
—	17.12	14.13	3,551	1.20	(c)	8.90	(c)	2.08	(c)	19

$—	$18.49	(2.89)%	$10	1.10	%(c)(d)	3.29	%(c)(d)	3.68	%(c)(d)	74%

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	297

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ International Value II:
Class A
12/1/2014 - 9/30/2015#	$17.99	$0.35	$(2.31)	$(1.96)	$(0.32)	$(0.06)
11/30/2014	19.17	0.47	(0.44)	0.03	(0.56)	(0.65)
11/30/2013	16.36	0.34	2.71	3.05	(0.22)	(0.02)
12/1/2011*-11/30/2012	15.00	0.29	1.33	1.62	(0.26)	—
Class C
12/1/2014 - 9/30/2015#	$17.82	$0.22	$(2.27)	$(2.05)	$(0.18)	$(0.06)
11/30/2014	19.04	0.32	(0.43)	(0.11)	(0.46)	(0.65)
11/30/2013	16.32	0.18	2.73	2.91	(0.17)	(0.02)
12/1/2011*-11/30/2012	15.00	0.22	1.28	1.50	(0.18)	—
Class D
12/1/2014 - 9/30/2015#	$18.01	$0.33	$(2.29)	$(1.96)	$(0.31)	$(0.06)
11/30/2014	19.20	0.51	(0.49)	0.02	(0.56)	(0.65)
11/30/2013	16.36	0.33	2.73	3.06	(0.20)	(0.02)
12/1/2011*-11/30/2012	15.00	0.34	1.28	1.62	(0.26)	—
Class P
12/1/2014 - 9/30/2015#	$17.99	$0.39	$(2.32)	$(1.93)	$(0.35)	$(0.06)
11/30/2014	19.24	0.38	(0.32)	0.06	(0.66)	(0.65)
11/30/2013	16.38	0.36	2.73	3.09	(0.21)	(0.02)
12/1/2011*-11/30/2012	15.00	0.38	1.28	1.66	(0.28)	—
Institutional Class
12/1/2014 - 9/30/2015#	$18.03	$0.38	$(2.31)	$(1.93)	$(0.35)	$(0.06)
11/30/2014	19.26	0.57	(0.50)	0.07	(0.65)	(0.65)
11/30/2013	16.38	0.36	2.76	3.12	(0.22)	(0.02)
12/1/2011*-11/30/2012	15.00	0.39	1.29	1.68	(0.30)	—

*	Commencement of operations.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.

298	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.38)	$15.65	(11.10)%	$257	1.20	%(c)(d)	1.76	%(c)(d)	2.39	%(c)(d)	43%
(1.21)	17.99	0.25	167	1.20		2.46		2.53		34
(0.24)	19.17	18.89	75	1.23		7.16		1.93		20
(0.26)	16.36	10.99	49	1.30	(c)	10.98	(c)	1.89	(c)	22

$(0.24)	$15.53	(11.66)%	$118	1.95	%(c)(d)	2.49	%(c)(d)	1.53	%(c)(d)	43%
(1.11)	17.82	(0.53)	79	1.95		3.23		1.76		34
(0.19)	19.04	18.02	47	1.97		8.26		1.02		20
(0.18)	16.32	10.17	11	2.05	(c)	10.82	(c)	1.45	(c)	22

$(0.37)	$15.68	(11.09)%	$14	1.20	%(c)(d)	1.65	%(c)(d)	2.26	%(c)(d)	43%
(1.21)	18.01	0.20	14	1.20		2.45		2.72		34
(0.22)	19.20	18.93	13	1.23		7.04		1.87		20
(0.26)	16.36	10.97	11	1.30	(c)	10.07	(c)	2.20	(c)	22

$(0.41)	$15.65	(10.93)%	$577	1.00	%(c)(d)	1.42	%(c)(d)	2.64	%(c)(d)	43%
(1.31)	17.99	0.40	118	1.01		2.11		2.08		34
(0.23)	19.24	19.10	13	1.05		6.87		2.05		20
(0.28)	16.38	11.28	11	1.05	(c)	9.92	(c)	2.45	(c)	22

$(0.41)	$15.69	(10.91)%	$42,593	0.95	%(c)(d)	1.40	%(c)(d)	2.59	%(c)(d)	43%
(1.30)	18.03	0.45	38,983	0.95		1.78		3.05		34
(0.24)	19.26	19.25	4,170	0.95		6.77		2.06		20
(0.30)	16.38	11.36	4,396	0.95	(c)	9.93	(c)	2.50	(c)	22

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	299

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Short Duration High Income:
Class A
12/1/2014 - 9/30/2015#	$15.59	$0.57	$(0.46)	$0.11	$(0.66)	$—
11/30/2014	15.92	0.64	(0.23)	0.41	(0.74)	—
11/30/2013	15.97	0.63	0.09	0.72	(0.76)	(0.01)
11/30/2012	15.32	0.64	0.68	1.32	(0.67)	—
10/3/2011* - 11/30/2011	15.00	0.12	0.25	0.37	(0.05)	—
Class C
12/1/2014 - 9/30/2015#	$15.56	$0.53	$(0.46)	$0.07	$(0.63)	$—
11/30/2014	15.89	0.60	(0.23)	0.37	(0.70)	—
11/30/2013	15.94	0.59	0.09	0.68	(0.72)	(0.01)
11/30/2012	15.31	0.58	0.64	1.22	(0.59)	—
10/3/2011* - 11/30/2011	15.00	0.10	0.25	0.35	(0.04)	—
Class D
12/1/2014 - 9/30/2015#	$15.59	$0.57	$(0.46)	$0.11	$(0.66)	$—
11/30/2014	15.92	0.64	(0.23)	0.41	(0.74)	—
11/30/2013	15.97	0.63	0.09	0.72	(0.76)	(0.01)
11/30/2012	15.32	0.65	0.67	1.32	(0.67)	—
10/3/2011* - 11/30/2011	15.00	0.12	0.25	0.37	(0.05)	—
Class P
12/1/2014 - 9/30/2015#	$15.58	$0.60	$(0.47)	$0.13	$(0.68)	$—
11/30/2014	15.92	0.66	(0.23)	0.43	(0.77)	—
11/30/2013	15.96	0.66	0.10	0.76	(0.79)	(0.01)
11/30/2012	15.32	0.66	0.68	1.34	(0.70)	—
10/3/2011* - 11/30/2011	15.00	0.10	0.28	0.38	(0.06)	—
Institutional Class
12/1/2014 - 9/30/2015#	$15.60	$0.60	$(0.45)	$0.15	$(0.70)	$—
11/30/2014	15.94	0.68	(0.24)	0.44	(0.78)	—
11/30/2013	15.99	0.67	0.09	0.76	(0.80)	(0.01)
11/30/2012	15.32	0.70	0.67	1.37	(0.70)	—
10/3/2011* - 11/30/2011	15.00	0.11	0.27	0.38	(0.06)	—

*	Commencement of operations.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.

300	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.66)	$15.04	0.67%	$164,978	0.86	%(c)(d)	0.86	%(c)(d)	4.44	%(c)(d)	65%
(0.74)	15.59	2.60	163,070	0.85		0.88		4.01		94
(0.77)	15.92	4.60	168,536	0.85		0.90		3.98		63
(0.67)	15.97	8.78	80,995	0.89		1.09		4.09		51
(0.05)	15.32	2.50	532	0.95	(c)	2.99	(c)	4.97	(c)	10

$(0.63)	$15.00	0.38%	$100,557	1.15	%(c)(d)	1.15	%(c)(d)	4.15	%(c)(d)	65%
(0.70)	15.56	2.38	89,801	1.10		1.13		3.78		94
(0.73)	15.89	4.36	63,680	1.10		1.16		3.74		63
(0.59)	15.94	8.18	28,567	1.29		1.50		3.73		51
(0.04)	15.31	2.36	1,245	1.70	(c)	3.72	(c)	4.26	(c)	10

$(0.66)	$15.04	0.65%	$29,479	0.85	%(c)(d)	0.97	%(c)(d)	4.44	%(c)(d)	65%
(0.74)	15.59	2.62	35,821	0.85		0.97		4.05		94
(0.77)	15.92	4.61	18,902	0.85		1.08		3.99		63
(0.67)	15.97	8.78	10,018	0.90		1.18		4.16		51
(0.05)	15.32	2.50	65	0.95	(c)	2.88	(c)	4.95	(c)	10

$(0.68)	$15.03	0.83%	$330,431	0.64	%(c)(d)	0.64	%(c)(d)	4.65	%(c)(d)	65%
(0.77)	15.58	2.74	248,345	0.70		0.70		4.20		94
(0.80)	15.92	4.83	121,747	0.70		0.71		4.14		63
(0.70)	15.96	8.91	52,932	0.70		0.92		4.24		51
(0.06)	15.32	2.50	10	0.70	(c)	2.84	(c)	4.22	(c)	10

$(0.70)	$15.05	0.91%	$445,473	0.60	%(c)(d)	0.60	%(c)(d)	4.70	%(c)(d)	65%
(0.78)	15.60	2.81	225,643	0.60		0.60		4.28		94
(0.81)	15.94	4.87	179,676	0.61		0.61		4.23		63
(0.70)	15.99	9.13	38,247	0.60		0.89		4.48		51
(0.06)	15.32	2.52	8,055	0.60	(c)	2.72	(c)	4.58	(c)	10

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	301

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Structured Return:
Class A
12/1/2014 - 9/30/2015#	$15.64	$0.16	$0.28	$0.44	$— (c)	$(0.61)
11/30/2014	15.87	(0.12)	0.65	0.53	—	(0.76)
12/3/2012* - 11/30/2013	15.00	(0.28)	1.15	0.87	—	—
Class C
12/1/2014 - 9/30/2015#	$15.39	$0.09	$0.25	$0.34	$— (c)	$(0.61)
11/30/2014	15.73	(0.25)	0.67	0.42	—	(0.76)
12/3/2012* - 11/30/2013	15.00	(0.39)	1.12	0.73	—	—
Class D
12/1/2014 - 9/30/2015#	$15.66	$0.15	$0.28	$0.43	$(0.11)	$(0.61)
11/30/2014	15.89	(0.11)	0.64	0.53	—	(0.76)
12/3/2012* - 11/30/2013	15.00	(0.28)	1.17	0.89	—	—
Class P
12/1/2014 - 9/30/2015#	$15.69	$0.21	$0.24	$0.45	$— (c)	$(0.61)
11/30/2014	15.89	(0.15)	0.71	0.56	—	(0.76)
12/3/2012* - 11/30/2013	15.00	(0.26)	1.15	0.89	—	—
Institutional Class
12/1/2014 - 9/30/2015#	$15.72	$0.22	$0.24	$0.46	$(0.03)	$(0.61)
11/30/2014	15.90	(0.08)	0.66	0.58	—	(0.76)
12/3/2012* - 11/30/2013	15.00	(0.24)	1.14	0.90	—	—
AllianzGI U.S. Equity Hedged:
Class A
12/1/2014 - 9/30/2015#	$17.74	$0.14	$(1.09)	$(0.95)	$(0.02)	$(0.98)
11/30/2014	17.26	0.12	1.45	1.57	(0.15)	(0.94)
12/3/2012* - 11/30/2013	15.00	0.12	2.14	2.26	—	—
Class C
12/1/2014 - 9/30/2015#	$17.45	$0.05	$(1.09)	$(1.04)	$— (c)	$(0.98)
11/30/2014	17.14	(0.01)	1.44	1.43	(0.18)	(0.94)
12/3/2012* - 11/30/2013	15.00	— (c)	2.14	2.14	—	—
Class D
12/1/2014 - 9/30/2015#	$17.83	$0.11	$(1.07)	$(0.96)	$(0.16)	$(0.98)
11/30/2014	17.26	0.12	1.47	1.59	(0.08)	(0.94)
12/3/2012* - 11/30/2013	15.00	0.12	2.14	2.26	—	—
Class P
12/1/2014 - 9/30/2015#	$17.90	$0.15	$(1.10)	$(0.95)	$(0.05)	$(0.98)
11/30/2014	17.29	0.15	1.47	1.62	(0.07)	(0.94)
12/3/2012* - 11/30/2013	15.00	0.15	2.14	2.29	—	—
Institutional Class
12/1/2014 - 9/30/2015#	$17.89	$0.18	$(1.11)	$(0.93)	$(0.12)	$(0.98)
11/30/2014	17.31	0.17	1.46	1.63	(0.11)	(0.94)
12/3/2012* - 11/30/2013	15.00	0.17	2.14	2.31	—	—

*	Commencement of operations.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Less than $(0.01) per share.
(d)	Annualized, unless otherwise noted.
(e)	Payments from Affiliates increased net asset value and total return by less than $0.01 and 0.01%, respectively.
(f)	Does not include expenses of the investment companies in which the Fund invests.
(g)	Certain expenses incurred by the Fund were not annualized.

302	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.61)	$15.47		2.93%	$8,014	1.15	%(d)(f)(g)	1.58	%(d)(f)(g)	1.28	%(d)(f)(g)	34%
(0.76)	15.64		3.52	2,551	1.52		4.22		(0.75)		229
—	15.87		5.80	517	1.90	(d)	7.34	(d)	(1.86	)(d)	—

$(0.61)	$15.12		2.31%	$3,803	1.90	%(d)(f)(g)	2.09	%(d)(f)(g)	0.70	%(d)(f)(g)	34%
(0.76)	15.39		2.82	138	2.31		4.74		(1.64)		229
—	15.73		4.87	74	2.65	(d)	6.91	(d)	(2.60	)(d)	—

$(0.72)	$15.37		2.89%	$9,514	1.15	%(d)(f)(g)	1.60	%(d)(f)(g)	1.17	%(d)(f)(g)	34%
(0.76)	15.66		3.52	5,735	1.45		5.05		(0.72)		229
—	15.89		5.93	1,416	1.90	(d)	6.29	(d)	(1.85	)(d)	—

$(0.61)	$15.53		2.99%	$503	1.00	%(d)(f)(g)	1.16	%(d)(f)(g)	1.67	%(d)(f)(g)	34%
(0.76)	15.69		3.72	37	1.50		3.73		(1.00)		229
—	15.89		5.93	61	1.75	(d)	5.97	(d)	(1.69	)(d)	—

$(0.64)	$15.54		3.08%	$55,028	0.90	%(d)(f)(g)	1.22	%(d)(f)(g)	1.71	%(d)(f)(g)	34%
(0.76)	15.72		3.84	15,142	1.28		3.65		(0.54)		229
—	15.90		6.00	7,978	1.65	(d)	5.64	(d)	(1.60	)(d)	—

$(1.00)	$15.79		(5.68)%	$1,067	1.26	%(d)(f)(g)	2.31	%(d)(f)(g)	0.98	%(d)(f)(g)	98%
(1.09)	17.74	(e)	9.57 (e)	1,491	1.25		3.70		0.70		5
—	17.26		15.07	1,416	1.25	(d)	9.81	(d)	0.74	(d)	6

$(0.98)	$15.43		(6.31)%	$280	2.01	%(d)(f)(g)	2.93	%(d)(f)(g)	0.36	%(d)(f)(g)	98%
(1.12)	17.45	(e)	8.78 (e)	180	2.00		4.48		(0.05)		5
—	17.14		14.27	122	2.00	(d)	11.10	(d)	(0.01	)(d)	6

$(1.14)	$15.73		(5.75)%	$291	1.26	%(d)(f)(g)	3.70	%(d)(f)(g)	0.81	%(d)(f)(g)	98%
(1.02)	17.83	(e)	9.59 (e)	1,191	1.25		8.43		0.72		5
—	17.26		15.07	265	1.25	(d)	9.77	(d)	0.76	(d)	6

$(1.03)	$15.92		(5.62)%	$12	1.11	%(d)(f)(g)	1.91	%(d)(f)(g)	1.06	%(d)(f)(g)	98%
(1.01)	17.90	(e)	9.77 (e)	13	1.10		3.38		0.85		5
—	17.29		15.27	12	1.11	(d)	8.71	(d)	0.96	(d)	6

$(1.10)	$15.86		(5.55)%	$12,973	1.01	%(d)(f)(g)	1.98	%(d)(f)(g)	1.27	%(d)(f)(g)	98%
(1.05)	17.89	(e)	9.87 (e)	12,678	1.00		3.04		1.00		5
—	17.31		15.40	5,395	1.00	(d)	8.82	(d)	1.05	(d)	6

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	303

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Loss (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Realized Capital Gains
AllianzGI U.S. Small-Cap Growth:
Class A
12/1/2014 - 9/30/2015#	$17.45	$(0.12)	$(1.21)	$(1.33)	$(1.51)
11/30/2014	19.09	(0.19)	0.36	0.17	(1.81)
11/30/2013	13.25	(0.15)	6.27	6.12	(0.28)
11/30/2012	13.34	(0.08)	0.98	0.90	(0.99)
12/20/2010* - 11/30/2011	13.77	(0.11)	(0.32)	(0.43)	—
Class C
12/1/2014 - 9/30/2015#	$16.90	$(0.22)	$(1.15)	$(1.37)	$(1.51)
11/30/2014	18.68	(0.31)	0.34	0.03	(1.81)
11/30/2013	13.07	(0.25)	6.14	5.89	(0.28)
11/30/2012	13.25	(0.18)	0.99	0.81	(0.99)
12/20/2010* - 11/30/2011	13.77	(0.22)	(0.30)	(0.52)	—
Class D
12/1/2014 - 9/30/2015#	$17.47	$(0.12)	$(1.21)	$(1.33)	$(1.51)
11/30/2014	19.11	(0.18)	0.35	0.17	(1.81)
11/30/2013	13.25	(0.11)	6.25	6.14	(0.28)
11/30/2012	13.34	(0.09)	0.99	0.90	(0.99)
12/20/2010* - 11/30/2011	13.77	(0.11)	(0.32)	(0.43)	—
Class R
12/1/2014 - 9/30/2015#	$17.29	$(0.15)	$(1.19)	$(1.34)	$(1.51)
11/30/2014	18.98	(0.22)	0.34	0.12	(1.81)
11/30/2013	13.19	(0.17)	6.24	6.07	(0.28)
11/30/2012	13.31	(0.11)	0.98	0.87	(0.99)
12/20/2010* - 11/30/2011	13.77	(0.15)	(0.31)	(0.46)	—
Class P
12/1/2014 - 9/30/2015#	$17.64	$(0.10)	$(1.22)	$(1.32)	$(1.51)
11/30/2014	19.25	(0.15)	0.35	0.20	(1.81)
11/30/2013	13.32	(0.11)	6.32	6.21	(0.28)
11/30/2012	13.37	(0.04)	0.98	0.94	(0.99)
12/20/2010* - 11/30/2011	13.77	(0.09)	(0.31)	(0.40)	—
Institutional Class
12/1/2014 - 9/30/2015#	$17.71	$(0.09)	$(1.23)	$(1.32)	$(1.51)
11/30/2014	19.30	(0.14)	0.36	0.22	(1.81)
11/30/2013	13.35	(0.08)	6.31	6.23	(0.28)
11/30/2012	13.39	(0.04)	0.99	0.95	(0.99)
11/30/2011	12.84	(0.07)	0.62	0.55	—
11/30/2010	10.05	(0.06)	2.85	2.79	—

*	Commencement of operations.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

304	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Loss to Average Net Assets		Portfolio Turnover Rate

$14.61	(8.17)%	$3,057	1.40	%(c)(d)	1.75	%(c)(d)	(0.86	)%(c)(d)	79%
17.45	1.31	3,277	1.44		1.89		(1.05)		69
19.09	47.16	4,971	1.50		1.91		(0.90)		81
13.25	7.67	1,359	1.50		2.45		(0.59)		92
13.34	(3.12)	837	1.50	(c)	2.70	(c)	(0.92	)(c)	111

$14.02	(8.72)%	$634	2.20	%(c)(d)	2.59	%(c)(d)	(1.66	)%(c)(d)	79%
16.90	0.53	661	2.20		2.69		(1.81)		69
18.68	46.03	606	2.21		2.73		(1.57)		81
13.07	6.99	228	2.22		3.16		(1.35)		92
13.25	(3.78)	134	2.25	(c)	3.04	(c)	(1.60	)(c)	111

$14.63	(8.16)%	$105	1.42	%(c)(d)	1.76	%(c)(d)	(0.88	)%(c)(d)	79%
17.47	1.31	117	1.42		1.92		(1.01)		69
19.11	47.32	68	1.44		2.00		(0.71)		81
13.25	7.67	57	1.49		2.36		(0.65)		92
13.34	(3.12)	27	1.50	(c)	2.31	(c)	(0.86	)(c)	111

$14.44	(8.32)%	$22	1.65	%(c)(d)	2.03	%(c)(d)	(1.10	)%(c)(d)	79%
17.29	1.03	29	1.66		2.20		(1.26)		69
18.98	46.99	26	1.67		2.16		(1.03)		81
13.19	7.44	10	1.70		2.60		(0.84)		92
13.31	(3.34)	10	1.75	(c)	2.50	(c)	(1.14	)(c)	111

$14.81	(8.01)%	$272	1.25	%(c)(d)	1.55	%(c)(d)	(0.72	)%(c)(d)	79%
17.64	1.47	214	1.25		1.76		(0.84)		69
19.25	47.60	110	1.25		1.74		(0.69)		81
13.32	7.97	19	1.25		2.25		(0.27)		92
13.37	(2.90)	15	1.25	(c)	2.13	(c)	(0.65	)(c)	111

$14.88	(7.98)%	$32,670	1.16	%(c)(d)	1.53	%(c)(d)	(0.62	)%(c)(d)	79%
17.71	1.57	33,231	1.16		1.66		(0.76)		69
19.30	47.64	29,116	1.16		1.69		(0.48)		81
13.35	8.05	20,140	1.15		2.09		(0.29)		92
13.39	4.28	20,862	1.15		1.99		(0.53)		111
12.84	27.76	20,079	1.19		1.71		(0.57)		168

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	305

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Loss (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Realized Capital Gains
AllianzGI Ultra Micro Cap:
Class A
12/1/2014 - 9/30/2015#	$23.75	$(0.35)	$(0.61)	$(0.96)	$(0.21)
11/30/2014	24.34	(0.44)	(0.04)	(0.48)	(0.11)
11/30/2013	15.53	(0.29)	9.11	8.82	(0.01)
12/19/2011* - 11/30/2012	12.82	(0.14)	2.85	2.71	—
Class P
12/1/2014 - 9/30/2015#	$23.86	$(0.30)	$(0.61)	$(0.91)	$(0.21)
11/30/2014	24.40	(0.39)	(0.04)	(0.43)	(0.11)
11/30/2013	15.54	(0.24)	9.11	8.87	(0.01)
11/30/2012	13.26	(0.20)	2.71	2.51	(0.23)
12/27/2010* - 11/30/2011	13.80	(0.29)	(0.22)	(0.51)	(0.03)
Institutional Class
12/1/2014 - 9/30/2015#	$23.93	$(0.34)	$(0.61)	$(0.95)	$(0.21)
11/30/2014	24.49	(0.40)	(0.05)	(0.45)	(0.11)
11/30/2013	15.59	(0.26)	9.17	8.91	(0.01)
11/30/2012	13.29	(0.19)	2.72	2.53	(0.23)
11/30/2011	13.25	(0.29)	1.08	0.79	(0.75)
11/30/2010	8.93	(0.22)	4.54	4.32	—
*	Commencement of operations.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.

306	Annual Report	| September 30, 2015 |	See accompanying Notes to Financial Statements

Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Loss to Average Net Assets		Portfolio Turnover Rate

$22.58	(4.08)%	$41,119	2.08	%(c)(d)	2.08	%(c)(d)	(1.70	)%(c)(d)	43%
23.75	(1.98)	53,192	2.16		2.16		(1.81)		66
24.34	56.82	61,525	2.20		2.30		(1.41)		59
15.53	21.14	6,862	2.36	(c)	3.36	(c)	(0.96	)(c)	114

$22.74	(3.84)%	$7,710	1.81	%(c)(d)	1.81	%(c)(d)	(1.42	)%(c)(d)	43%
23.86	(1.77)	10,561	1.94		1.94		(1.67)		66
24.40	57.10	858	2.01		2.07		(1.19)		59
15.54	19.26	252	2.18		3.08		(1.38)		114
13.26	(3.64)	230	2.41	(c)	3.48	(c)	(2.23	)(c)	101

$22.77	(4.00)%	$43,621	1.97	%(c)(d)	1.97	%(c)(d)	(1.60	)%(c)(d)	43%
23.93	(1.84)	49,525	2.00		2.00		(1.65)		66
24.49	57.18	62,641	2.00		2.00		(1.24)		59
15.59	19.37	9,296	2.08		3.15		(1.32)		114
13.29	6.04	9,757	2.24		3.53		(2.06)		101
13.25	48.38	4,629	2.29		5.40		(1.99)		123

See accompanying Notes to Financial Statements	| September 30, 2015 |	Annual Report	307

Notes to Financial Statements

September 30, 2015

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Allianz Funds Multi-Strategy Trust (the “Trust”) was organized on January 10, 2008, as an open-end registered investment management company organized as a Massachusetts business trust, and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services-Investment Companies. As of September 30, 2015, the Trust consisted of forty-two separate investment series (each a “Fund” and collectively the “Funds”). Allianz Global Investors Fund Management LLC (“AGIFM” or the “Investment Manager”) serves as the Funds’ investment manager and Allianz Global Investors U.S. LLC (“AllianzGI U.S.”) and NFJ Investment Group LLC (“NFJ”), each an affiliate of the Investment Manager, and Fuller & Thaler Asset Management, Inc. (“Fuller & Thaler”) (each a “Sub-Adviser” and collectively the “Sub-Advisers”) serve as the Funds’ sub-advisers. The Investment Manager, AllianzGI U.S. and NFJ are indirect, wholly-owned subsidiaries of Allianz Asset Management of America L.P. (“AAM”). AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. As of September 30, 2015, the Trust may offer up to eight classes of shares: A, C, D, R, P, Institutional, R6 and Administrative. As of November 1, 2009, Class B shares were no longer available for purchase, except through exchanges and dividend reinvestments. Effective January 16, 2014, shares of AllianzGI Convertible and shares of AllianzGI Ultra Micro Cap are no longer available for purchase by any new investor, and shareholders of other series of the Trust or series of Allianz Funds are no longer permitted to exchange any of their shares for shares of AllianzGI Convertible or AllianzGI Ultra Micro Cap, with certain exceptions.

Effective September 30, 2015, the Trust’s fiscal year end changed from November 30th to September 30th.

The following Funds (except for AllianzGI Global Fundamental Strategy, AllianzGI Multi-Asset Real Return, AllianzGI NFJ Emerging Markets Value, AllianzGI Structured Return and AllianzGI U.S. Equity Hedged) sold and issued shares of beneficial interest to Allianz Funds Investments, Inc. (“AFI”) during the periods ended September 30, 2015, November 30, 2014 and November 30, 2013. AFI is an indirect, wholly-owned subsidiary of Allianz SE. Shares of beneficial interest of AllianzGI Global Fundamental Strategy, AllianzGI Multi-Asset Real Return, AllianzGI NFJ Emerging Markets Value, AllianzGI Structured Return and AllianzGI U.S. Equity Hedged were sold and issued to AAM. On March 1, 2013, AAM transferred all shares of beneficial interest held in AllianzGI Global Fundamental Strategy, AllianzGI Multi-Asset Real Return, AllianzGI NFJ Emerging Markets Value, AllianzGI Structured Return and AllianzGI U.S. Equity Hedged to AFI.

The following Funds sold and issued shares of beneficial interest to AFI as follows:

AllianzGI Global Allocation
Class	Date	Shares	Amount
R6	9/8/15	908	$10,000

AllianzGI Global Megatrends
Class	Date	Shares	Amount
A	2/2/15	667	$10,000
P	2/2/15	666	10,000
Institutional	2/2/15	200,000	3,000,000
Totals		201,333	$3,020,000

AllianzGI Best Styles Emerging Markets Equity
Class	Date	Shares	Amount
P	12/9/14	666	$10,000
Institutional	12/9/14	667	10,000
R6	12/9/14	333,333	5,000,000
Totals		334,666	$5,020,000

AllianzGI Best Styles Global Equity
Class	Date	Shares	Amount
A	9/2/14	606	$10,000
P	12/22/14	641	10,000
Institutional	9/2/14	606	10,000
R6	12/2/13	333,333	5,000,000
Totals		335,186	$5,030,000

AllianzGI Best Styles International Equity
Class	Date	Shares	Amount
P	12/9/14	666	$10,000
Institutional	12/9/14	667	10,000
R6	12/9/14	333,333	5,000,000
Totals		334,666	$5,020,000

AllianzGI Best Styles U.S. Equity
Class	Date	Shares	Amount
P	12/1/14	666	$10,000
Institutional	12/1/14	667	10,000
R6	12/1/14	200,000	3,000,000
Totals		201,333	$3,020,000

AllianzGI Emerging Markets Consumer
Class	Date	Shares	Amount
A	12/1/14	667	$10,000
Institutional	12/1/14	200,000	3,000,000
Totals		200,667	$3,010,000

308	September 30, 2015 |	Annual Report

AllianzGI Emerging Markets Debt
Class	Date	Shares	Amount
A	9/15/14	667	$10,000
C	9/15/14	666	10,000
P	9/15/14	667	10,000
Institutional	9/15/14	2,000,000	30,000,000
Totals		2,002,000	$30,030,000

AllianzGI Emerging Markets Small-Cap
Class	Date	Shares	Amount
A	12/1/14	667	$10,000
Institutional	12/1/14	200,000	3,000,000
Totals		200,667	$3,010,000

AllianzGI Europe Equity Dividend
Class	Date	Shares	Amount
A	2/2/15	667	$10,000
C	2/2/15	667	10,000
P	2/2/15	666	10,000
Institutional	2/2/15	200,000	3,000,000
Totals		202,000	$3,030,000

AllianzGI Global Sustainability
Class	Date	Shares	Amount
A	12/9/14	667	$10,000
P	12/9/14	666	10,000
Institutional	12/9/14	200,000	3,000,000
Totals		201,333	$3,020,000

AllianzGI International Growth
Class	Date	Shares	Amount
A	2/2/15	667	$10,000
Institutional	2/2/15	200,000	3,000,000
Totals		200,667	$3,010,000

AllianzGI NFJ International Small-Cap Value
Class	Date	Shares	Amount
R6	9/8/15	525	$10,000

The following Funds sold and issued shares of beneficial interest to AAM as follows:

AllianzGI Global Fundamental Strategy
Class	Date	Shares	Amount
A	7/1/13	667	$10,000
C	7/1/13	667	10,000
D	7/1/13	666	10,000
P	7/1/13	667	10,000
Institutional	7/1/13	1,333,333	20,000,000
Totals		1,336,000	$20,040,000

AllianzGI Multi-Asset Real Return
Class	Date	Shares	Amount
A	12/17/12	666	$10,000
C	12/17/12	667	10,000
D	12/17/12	667	10,000
P	12/17/12	667	10,000
Institutional	12/17/12	333,333	5,000,000
Totals		336,000	$5,040,000

AllianzGI NFJ Emerging Markets Value
Class	Date	Shares	Amount
A	12/18/12	667	$10,000
C	12/18/12	667	10,000
D	12/18/12	666	10,000
P	12/18/12	667	10,000
Institutional	12/18/12	200,000	3,000,000
Totals		202,667	$3,040,000

AllianzGI Structured Return
Class	Date	Shares	Amount
A	12/3/12	667	$10,000
C	12/3/12	667	10,000
D	12/3/12	666	10,000
P	12/3/12	667	10,000
Institutional	12/3/12	400,000	6,000,000
Totals		402,667	$6,040,000

AllianzGI U.S. Equity Hedged
Class	Date	Shares	Amount
A	12/3/12	667	$10,000
C	12/3/12	667	10,000
D	12/3/12	666	10,000
P	12/3/12	667	10,000
Institutional	12/3/12	200,000	3,000,000
Totals		202,667	$3,040,000

Annual Report	| September 30, 2015	309

Notes to Financial Statements (cont’d)

September 30, 2015

The investment objective of the Funds are disclosed below. There can be no assurance that the Funds will meet their stated objectives.

Investment Objective
AllianzGI Retirement 2015	The Funds seek capital growth and preservation consistent with its asset allocation as the target date in the Fund name approaches, and thereafter current income and, secondarily, capital appreciation.
AllianzGI Retirement 2020
AllianzGI Retirement 2025
AllianzGI Retirement 2030
AllianzGI Retirement 2035
AllianzGI Retirement 2040
AllianzGI Retirement 2045
AllianzGI Retirement 2050
AllianzGI Retirement 2055
AllianzGI Retirement Income	The Fund seeks current income and secondarily, capital appreciation.
AllianzGI Global Allocation	The Fund seeks after-inflation capital appreciation and current income.
AllianzGI Global Dynamic Allocation	The Fund seeks after-inflation capital appreciation and, secondarily, current income.
AllianzGI Global Megatrends	The Funds seek long-term capital appreciation.
AllianzGI Behavioral Advantage Large Cap
AllianzGI Best Styles Emerging Markets Equity
AllianzGI Best Styles Global Equity
AllianzGI Best Styles International Equity
AllianzGI Best Styles U.S. Equity
AllianzGI China Equity
AllianzGI Emerging Markets Consumer
AllianzGI Emerging Markets Small-Cap
AllianzGI Europe Equity Dividend
AllianzGI Global Managed Volatility
AllianzGI Global Sustainability
AllianzGI Global Water
AllianzGI International Growth
AllianzGI NFJ Emerging Markets Value
AllianzGI NFJ International Small-Cap Value
AllianzGI NFJ International Value II
AllianzGI Structured Return
AllianzGI Convertible	The Fund seeks maximum total return, consisting of capital appreciation and current income.
AllianzGI Emerging Markets Debt	The Fund seeks long-term capital appreciation and current income.
AllianzGI Global Fundamental Strategy	The Fund seeks to generate positive real absolute returns through a complete market cycle (rolling 3-year period) by investing in a broad range of global asset classes.
AllianzGI High Yield Bond	The Fund seeks a high level of current income and capital growth.
AllianzGI International Small-Cap	The Funds seek maximum long-term capital appreciation.
AllianzGI Micro Cap
AllianzGI U.S. Small-Cap Growth
AllianzGI Ultra Micro Cap
AllianzGI NFJ Global Dividend Value	The Fund seeks long-term growth of capital and income.
AllianzGI Multi-Asset Real Return	The Fund seeks long-term capital appreciation emphasizing inflation-adjusted returns.
AllianzGI Short Duration High Income	The Fund seeks a high level of current income with lower volatility than the broader high yield market.
AllianzGI U.S. Equity Hedged	The Fund seeks capital appreciation, with added emphasis on the protection of capital during unfavorable market conditions.

310	September 30, 2015 |	Annual Report

The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

In June 2014, the FASB issued an Accounting Standards Update (“ASU”) 2014-11 that expands secured borrowing accounting for certain repurchase agreements. ASU 2014-11 also sets forth additional disclosure requirements for certain transactions accounted for as sales, in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. ASU 2014-11 became effective for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. The adoption of ASU 2014-11 did not have an impact on the Funds’ financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured at net asset value per share (“NAV”) (or its equivalent) using the practical expedient. The ASU 2015-07 is effective for annual periods beginning after December 15, 2015, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the Funds’ financial statements.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments.  Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of official closing prices, last reported sales prices, or if no sales or closing prices are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. Investments in mutual funds are valued at the NAV as reported on each business day. The Funds’ investments are valued daily using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. The market value for NASDAQ Global Market and NASDAQ Capital Market securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded futures are valued at the price determined by the relevant exchange. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), and has delegated primary responsibility for applying the valuation methods to the Investment Manager and the Sub-Advisers. The Trust’s Valuation Committee was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as instructed by the Board. Each Sub-Adviser monitors the continued appropriateness of methods applied and identifies to the Investment Manager circumstances and events that may require fair valuation. The Investment Manager, in turn, determines if adjustments should be made in light of market changes, events affecting the issuer or other factors. If the Investment Manager (in consultation with the Sub-Advisers) determines that a valuation method may no longer be appropriate, another valuation method may be selected or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review and ratify the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Short-term debt instruments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing premium or discount based on their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of each share class of a Fund may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Funds to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Funds’ financial statements. The NAV of each share class of a Fund is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern Time) on the NYSE on each day the NYSE is open for business.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair-valuing the securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the NAV of each share class of a Fund is calculated. With respect to

Annual Report	| September 30, 2015	311

Notes to Financial Statements (cont’d)

September 30, 2015

certain foreign securities, the Funds may fair-value securities using modeling tools provided by third-party vendors. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other assets, and fair values used to determine the NAV of each share class of a Fund may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

(b) Fair Value Measurements.  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

■	Level 1—quoted prices in active markets for identical investments that the Funds have the ability to access
■	Level 2—valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs
■	Level 3—valuations based on significant unobservable inputs (including the Sub-Advisers’ or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Funds to measure fair value during the period ended September 30, 2015 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities within Level 2 and Level 3, in accordance with U.S. GAAP.

Equity Securities (Common and Preferred Stock)—Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations—U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities—Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Sovereign Debt Obligations—Sovereign debt obligations are valued by independent pricing services based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored regularly for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable, the values of sovereign debt obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes—Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to

312	September 30, 2015 |	Annual Report

recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Convertible Bonds—Convertible bonds are valued by independent pricing services based on various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts—Option contracts traded over-the-counter (“OTC”) and FLexible EXchange (“FLEX”) options are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC and FLEX option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts—Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps—OTC credit default swaps are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker/dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable, the values of credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans—Senior Loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. These quoted prices are based on interest rates, yield curves, option adjusted spreads and credit spreads. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

A summary of the inputs used at September 30, 2015 in valuing each Fund’s assets and liabilities is listed below (refer to the Schedules of Investments and Notes 7(b), 7(c), and 7(d) for more detailed information on Investments in Securities and Other Financial Instruments):

AllianzGI Retirement 2015:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/15
Mutual Funds	$22,993,621	—	—	$22,993,621
Exchange-Traded Funds	7,432,408	—	—	7,432,408
Repurchase Agreements	—	$1,902,000	—	1,902,000
	30,426,029	1,902,000	—	32,328,029
Other Financial Instruments* – Assets
Foreign Exchange Contracts	4,151	—	—	4,151
Totals	$30,430,180	$1,902,000	—	$32,332,180

Annual Report	| September 30, 2015	313

Notes to Financial Statements (cont’d)

September 30, 2015

AllianzGI Retirement 2020:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/15
Mutual Funds	$50,845,564	—	—	$50,845,564
Exchange-Traded Funds	15,119,077	—	—	15,119,077
Repurchase Agreements	—	$3,183,000	—	3,183,000
	65,964,641	3,183,000	—	69,147,641
Other Financial Instruments* – Assets
Foreign Exchange Contracts	10,793	—	—	10,793
Totals	$65,975,434	$3,183,000	—	$69,158,434

AllianzGI Retirement 2025:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/15
Mutual Funds	$54,382,123	—	—	$54,382,123
Exchange-Traded Funds	12,626,156	—	—	12,626,156
Repurchase Agreements	—	$2,867,000	—	2,867,000
	67,008,279	2,867,000	—	69,875,279
Other Financial Instruments* – Assets
Foreign Exchange Contracts	14,114	—	—	14,114
Totals	$67,022,393	$2,867,000	—	$69,889,393

AllianzGI Retirement 2030:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/15
Mutual Funds	$57,567,047	—	—	$57,567,047
Exchange-Traded Funds	9,823,667	—	—	9,823,667
Repurchase Agreements	—	$1,704,000	—	1,704,000
	67,390,714	1,704,000	—	69,094,714
Other Financial Instruments* – Assets
Foreign Exchange Contracts	18,266	—	—	18,266
Totals	$67,408,980	$1,704,000	—	$69,112,980

AllianzGI Retirement 2035:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/15
Mutual Funds	$47,080,638	—	—	$47,080,638
Exchange-Traded Funds	6,259,340	—	—	6,259,340
Repurchase Agreements	—	$1,503,000	—	1,503,000
	53,339,978	1,503,000	—	54,842,978
Other Financial Instruments* – Assets
Foreign Exchange Contracts	18,266	—	—	18,266
Totals	$53,358,244	$1,503,000	—	$54,861,244

314	September 30, 2015 |	Annual Report

AllianzGI Retirement 2040:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/15
Mutual Funds	$40,740,007	—	—	$40,740,007
Exchange-Traded Funds	2,650,594	—	—	2,650,594
Repurchase Agreements	—	$608,000	—	608,000
	43,390,601	608,000	—	43,998,601
Other Financial Instruments* – Assets
Foreign Exchange Contracts	17,435	—	—	17,435
Totals	$43,408,036	$608,000	—	$44,016,036

AllianzGI Retirement 2045:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/15
Mutual Funds	$23,043,152	—	—	$23,043,152
Exchange-Traded Funds	1,104,621	—	—	1,104,621
Repurchase Agreements	—	$295,000	—	295,000
	24,147,773	295,000	—	24,442,773
Other Financial Instruments* – Assets
Foreign Exchange Contracts	11,624	—	—	11,624
Totals	$24,159,397	$295,000	—	$24,454,397

AllianzGI Retirement 2050:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/15
Mutual Funds	$20,569,876	—	—	$20,569,876
Exchange-Traded Funds	869,995	—	—	869,995
Repurchase Agreements	—	$283,000	—	283,000
	21,439,871	283,000	—	21,722,871
Other Financial Instruments* – Assets
Foreign Exchange Contracts	10,793	—	—	10,793
Totals	$21,450,664	$283,000	—	$21,733,664

AllianzGI Retirement 2055:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/15
Mutual Funds	$5,809,026	—	—	$5,809,026
Exchange-Traded Funds	215,800	—	—	215,800
	6,024,826	—	—	6,024,826
Other Financial Instruments* – Assets
Foreign Exchange Contracts	4,151	—	—	4,151
Totals	$6,028,977	—	—	$6,028,977

Annual Report	| September 30, 2015	315

Notes to Financial Statements (cont’d)

September 30, 2015

AllianzGI Retirement Income:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/15
Mutual Funds	$20,583,382	—	—	$20,583,382
Exchange-Traded Funds	2,773,815	—	—	2,773,815
Repurchase Agreements	—	$821,000	—	821,000
	23,357,197	821,000	—	24,178,197
Other Financial Instruments* – Assets
Foreign Exchange Contracts	2,491	—	—	2,491
Totals	$23,359,688	$821,000	—	$24,180,688

AllianzGI Global Allocation:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/15
Mutual Funds	$238,183,988	—	—	$238,183,988
Exchange-Traded Funds	48,982,076	—	—	48,982,076
Repurchase Agreements	—	$11,395,000	—	11,395,000
	287,166,064	11,395,000	—	298,561,064
Other Financial Instruments* – Assets
Foreign Exchange Contracts	10,690	54,881	—	65,571
Interest Rate Contracts	232,461	—	—	232,461
Market Price	290,273	—	—	290,273
	533,424	54,881	—	588,305
Other Financial Instruments* – Liabilities
Market Price	(15,674)	—	—	(15,674)
Totals	$287,683,814	$11,449,881	—	$299,133,695

AllianzGI Global Dynamic Allocation:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/15
Mutual Funds	$4,957,214	—	—	$4,957,214
U.S. Treasury Obligations	—	$508,668	—	508,668
Exchange-Traded Funds	456,302	—	—	456,302
U.S. Government Agency Securities	—	39,344	—	39,344
Repurchase Agreements	—	1,425,000	—	1,425,000
	5,413,516	1,973,012	—	7,386,528
Other Financial Instruments* – Assets
Interest Rate Contracts	12,248	—	—	12,248
Market Price	13,075	—	—	13,075
	25,323	—	—	25,323
Other Financial Instruments* – Liabilities
Market Price	(4,067)	—	—	(4,067)
Totals	$5,434,772	$1,973,012	—	$7,407,784

AllianzGI Global Megatrends:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/15
Mutual Funds	$2,766,652	—	—	$2,766,652

316	September 30, 2015 |	Annual Report

AllianzGI Behavioral Advantage Large Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs		Value at 9/30/15
Common Stock	$19,335,967	—	—		$19,335,967
Repurchase Agreements	—	$395,000	—		395,000
Totals	$19,335,967	$395,000	—		$19,730,967

AllianzGI Best Styles Emerging Markets Equity:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs		Value at 9/30/15
Common Stock:
Argentina	$10,759	—	—		$10,759
Brazil	167,761	—	—		167,761
Chile	49,449	—	—		49,449
China	4,162	$966,939	—		971,101
Colombia	15,277	—	—		15,277
India	36,631	27,144	—		63,775
Korea (Republic of)	95,499	577,790	—		673,289
Malaysia	4,616	106,570	—		111,186
Mexico	225,649	—	—		225,649
Peru	10,955	—	—		10,955
Russian Federation	49,446	60,282	—		109,728
South Africa	10,732	416,443	—		427,175
Taiwan	94,773	320,383	—		415,156
Thailand	—	7,529	$42,664		50,193
United States	12,530	—	—		12,530
All Other	—	638,151	—		638,151
Preferred Stock:
Korea (Republic of)	—	28,722	—		28,722
All Other	167,752	—	—		167,752
Rights	—	—	—	#	—
Repurchase Agreements	—	497,000	—		497,000
	955,991	3,646,953	42,664		4,645,608
Other Financial Instruments* – Assets
Market Price	2,492	—	—		2,492
Totals	$958,483	$3,646,953	$42,664		$4,648,100

AllianzGI Best Styles Global Equity:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs		Value at 9/30/15
Common Stock:
Bermuda	$2,059,112	—	—		$2,059,112
Brazil	1,399,003	—	—		1,399,003
Canada	12,584,327	$170,760	—		12,755,087
China	497,862	8,505,187	$1,200		9,004,249
Denmark	133,406	2,664,587	—		2,797,993
Finland	102,635	1,486,644	—		1,589,279
France	112,703	9,136,415	—		9,249,118
Germany	30,290	11,251,954	—		11,282,244
Greece	31,325	—	—		31,325
India	458,348	—	—		458,348

Annual Report	| September 30, 2015	317

Notes to Financial Statements (cont’d)

September 30, 2015

AllianzGI Best Styles Global Equity (cont’d)
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/15
Ireland	$1,366,915	$1,232,759	—	$2,599,674
Israel	111,934	—	—	111,934
Italy	181,795	1,994,431	—	2,176,226
Japan	—	27,392,547	$157,213	27,549,760
Korea (Republic of)	698,355	2,558,602	—	3,256,957
Mexico	674,526	—	—	674,526
Netherlands	728,128	3,326,007	—	4,054,135
Russian Federation	301,415	—	—	301,415
Singapore	497,585	983,047	—	1,480,632
South Africa	113,661	1,242,498	—	1,356,159
Switzerland	899,063	2,070,520	—	2,969,583
Thailand	—	—	200,284	200,284
United Kingdom	744,405	18,026,856	—	18,771,261
United States	144,578,949	451,355	—	145,030,304
All Other	—	20,138,956	—	20,138,956
Preferred Stock:
Brazil	675,084	—	—	675,084
Korea (Republic of)	—	299,710	—	299,710
Rights:
Korea (Republic of)	—	—	7,625	7,625
South Africa	907	—	—	907
Repurchase Agreements	—	4,802,000	—	4,802,000
	168,981,733	117,734,835	366,322	287,082,890
Other Financial Instruments* – Assets
Foreign Exchange Contracts	—	774	—	774
Market Price	30,545	—	—	30,545
	30,545	774	—	31,319
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	—	(2,041)	—	(2,041)
Totals	$169,012,278	$117,733,568	$366,322	$287,112,168

AllianzGI Best Styles International Equity:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/15
Common Stock:
Bermuda	$15,104	—	—	$15,104
Denmark	21,344	$714,427	—	735,771
France	71,231	3,991,845	—	4,063,076
Ireland	4,183	—	—	4,183
Netherlands	123,553	649,700	—	773,253
Norway	64,747	1,636,042	—	1,700,789
Switzerland	573,682	4,848,622	—	5,422,304
United Kingdom	266,474	11,211,200	—	11,477,674
United States	630,661	—	—	630,661
All Other	—	29,744,158	—	29,744,158
Preferred Stock	—	1,250,149	—	1,250,149
Repurchase Agreements	—	2,852,000	—	2,852,000
	1,770,979	56,898,143	—	58,669,122
Other Financial Instruments* – Assets
Foreign Exchange Contracts	—	72	—	72
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	—	(253)	—	(253)
Totals	$1,770,979	$56,897,962	—	$58,668,941

318	September 30, 2015 |	Annual Report

AllianzGI Best Styles U.S. Equity:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/15
Common Stock	$85,608,486	—	—	$85,608,486
Rights	—	$11,868	—	11,868
Repurchase Agreements	—	2,344,000	—	2,344,000
	85,608,486	2,355,868	—	87,964,354
Other Financial Instruments* – Liabilities
Market Price	(10,953)	—	—	(10,953)
Totals	$85,597,533	$2,355,868	—	$87,953,401

AllianzGI China Equity:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/15
Common Stock:
China	$32,841	$4,210,959	—	$4,243,800
Hong Kong	—	570,474	—	570,474
	32,841	4,781,433	—	4,814,274
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	—	(10)	—	(10)
Totals	$32,841	$4,781,423	—	$4,814,264

AllianzGI Convertible:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/15
Convertible Bonds	—	$1,731,438,283	—	$1,731,438,283
Convertible Preferred Stock:
Food & Beverage	—	23,520,111	—	23,520,111
Health Care Providers & Services	—	18,270,478	—	18,270,478
Healthcare-Services	$38,472,598	13,131,326	—	51,603,924
Oil, Gas & Consumable Fuels	8,268,212	13,907,325	—	22,175,537
Semiconductors	—	2,639,800	—	2,639,800
All Other	281,900,407	—	—	281,900,407
Repurchase Agreements	—	78,090,000	—	78,090,000
Totals	$328,641,217	$1,880,997,323	—	$2,209,638,540

AllianzGI Emerging Markets Consumer:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/15
Common Stock:
Brazil	$1,052,417	—	—	$1,052,417
China	155,555	$2,194,512	$98,465	2,448,532
India	620,801	—	—	620,801
Korea (Republic of)	420,300	2,035,828	—	2,456,128
Mexico	524,707	—	—	524,707
Russian Federation	60,143	—	—	60,143
South Africa	38,014	1,034,722	—	1,072,736
United States	778,029	—	—	778,029

Annual Report	| September 30, 2015	319

Notes to Financial Statements (cont’d)

September 30, 2015

AllianzGI Emerging Markets Consumer (cont’d)
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/15
All Other	—	$5,656,727	—	$5,656,727
Equity-Linked Securities	—	603,782	—	603,782
Exchange-Traded Funds	$76,568	—	—	76,568
Repurchase Agreements	—	716,000	—	716,000
	3,726,534	12,241,571	$98,465	16,066,570
Other Financial Instruments* – Assets
Foreign Exchange Contracts	—	28	—	28
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	—	(84)	—	(84)
Totals	$3,726,534	$12,241,515	$98,465	$16,066,514

AllianzGI Emerging Markets Debt:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/15
Corporate Bonds & Notes	—	$16,223,229	—	$16,223,229
Sovereign Debt Obligations	—	9,408,381	—	9,408,381
Repurchase Agreements	—	2,571,000	—	2,571,000
	—	28,202,610	—	28,202,610
Other Financial Instruments* – Assets
Credit Contracts	—	43,663	—	43,663
Other Financial Instruments* – Liabilities
Credit Contracts	—	(37,882)	—	(37,882)
Foreign Exchange Contracts	—	(2,971)	—	(2,971)
	—	(40,853)	—	(40,853)
Totals	—	$28,205,420	—	$28,205,420

AllianzGI Emerging Markets Small-Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/15
Common Stock:
China	$28,993	$1,259,506	—	$1,288,499
Czech Republic	79,020	—	—	79,020
Hong Kong	77,143	336,872	—	414,015
India	192,855	444,427	—	637,282
Malaysia	62,871	206,778	—	269,649
Mexico	17,176	—	—	17,176
Russian Federation	63,523	—	$73,498	137,021
South Africa	198,165	181,512	—	379,677
United States	151,748	—	—	151,748
All Other	—	4,597,321	—	4,597,321
Preferred Stock:
Brazil	158,445	—	—	158,445
Russian Federation	—	—	73,600	73,600
Equity-Linked Securities	—	71,237	—	71,237
Repurchase Agreements	—	152,000	—	152,000
	1,029,939	7,249,653	147,098	8,426,690

320	September 30, 2015 |	Annual Report

AllianzGI Emerging Markets Small-Cap (cont’d)
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/15
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	—	$(28)	—	$(28)
Totals	$1,029,939	$7,249,625	$147,098	$8,426,662

AllianzGI Europe Equity Dividend:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/15
Common Stock:
Belgium	$20,151	$57,071	—	$77,222
France	28,690	415,581	—	444,271
All Other	—	2,347,060	—	2,347,060
Repurchase Agreements	—	102,000	—	102,000
	48,841	2,921,712	—	2,970,553
Other Financial Instruments* – Assets
Foreign Exchange Contracts	—	14,415	—	14,415
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	—	(2,203)	—	(2,203)
Totals	$48,841	$2,933,924	—	$2,982,765

AllianzGI Global Fundamental Strategy:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/15
Common Stock:
Hong Kong	$263,722	$214,007	—	$477,729
United States	2,196,564	—	—	2,196,564
All Other	—	3,958,414	—	3,958,414
Corporate Bonds & Notes	—	6,490,433	—	6,490,433
Sovereign Debt Obligations	—	3,864,680	—	3,864,680
Exchange-Traded Funds	340,912	—	—	340,912
Preferred Stock	117,594	—	—	117,594
Repurchase Agreements	—	1,909,000	—	1,909,000
Options Purchased:
Market Price	1,800	—	—	1,800
	2,920,592	16,436,534	—	19,357,126
Other Financial Instruments* – Assets
Foreign Exchange Contracts	—	1,923	—	1,923
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	—	(11,291)	—	(11,291)
Interest Rate Contracts	(12,570)	—	—	(12,570)
	(12,570)	(11,291)	—	(23,861)
Totals	$2,908,022	$16,427,166	—	$19,335,188

Annual Report	| September 30, 2015	321

Notes to Financial Statements (cont’d)

September 30, 2015

AllianzGI Global Managed Volatility:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/15
Common Stock:
Australia	—	$79,197	—	$79,197
Denmark	—	17,677	—	17,677
France	—	15,692	—	15,692
Germany	—	149,894	—	149,894
Hong Kong	—	106,276	—	106,276
Israel	—	42,986	—	42,986
Japan	—	151,049	—	151,049
New Zealand	—	28,852	—	28,852
Norway	—	7,155	—	7,155
Singapore	—	76,893	—	76,893
Sweden	—	9,461	—	9,461
Switzerland	—	18,316	—	18,316
United Kingdom	$13,797	73,496	—	87,293
All Other	1,984,354	—	—	1,984,354
Preferred Stock	—	11,329	—	11,329
Totals	$1,998,151	$788,273	—	$2,786,424

AllianzGI Global Sustainability:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/15
Common Stock:
Australia	—	$41,308	—	$41,308
Denmark	—	60,171	—	60,171
France	—	90,134	—	90,134
Germany	—	161,149	—	161,149
Japan	—	99,777	—	99,777
Norway	—	32,600	—	32,600
Spain	—	122,517	—	122,517
Sweden	—	90,745	—	90,745
Switzerland	—	171,537	—	171,537
United Kingdom	—	393,780	—	393,780
All Other	$1,461,117	—	—	1,461,117
Preferred Stock	—	56,132	—	56,132
Repurchase Agreements	—	148,000	—	148,000
Totals	$1,461,117	$1,467,850	—	$2,928,967

AllianzGI Global Water:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/15
Common Stock:
Austria	—	$5,156,321	—	$5,156,321
China	—	17,213,928	—	17,213,928
Finland	—	13,302,468	—	13,302,468
France	—	17,761,579	—	17,761,579
Germany	—	15,587,253	—	15,587,253
Hong Kong	—	14,167,638	—	14,167,638

322	September 30, 2015 |	Annual Report

AllianzGI Global Water (cont’d)
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/15
Israel	—	$3,036,086	—	$3,036,086
Italy	—	3,606,174	—	3,606,174
Netherlands	—	3,131,586	—	3,131,586
Switzerland	$3,249,795	24,451,293	—	27,701,088
United Kingdom	6,321,610	35,339,230	—	41,660,840
All Other	155,616,760	—	—	155,616,760
Repurchase Agreements	—	20,594,000	—	20,594,000
Totals	$165,188,165	$173,347,556	—	$338,535,721

AllianzGI High Yield Bond:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/15
Corporate Bonds & Notes:
Commercial Services	—	$19,437,600	$1,849,870	$21,287,470
All Other	—	290,644,970	—	290,644,970
Repurchase Agreements	—	5,231,000	—	5,231,000
Totals	—	$315,313,570	$1,849,870	$317,163,440

AllianzGI International Growth:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/15
Common Stock:
Brazil	$117,758	—	—	$117,758
Canada	191,051	—	—	191,051
Mexico	37,461	—	—	37,461
All Other	—	$2,545,691	—	2,545,691
Totals	$346,270	$2,545,691	—	$2,891,961

AllianzGI International Small-Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/15
Common Stock:
France	$607,812	$6,906,770	—	$7,514,582
Ireland	3,190,179	2,214,953	—	5,405,132
Switzerland	1,725,021	2,295,762	—	4,020,783
Thailand	—	—	$270,779	270,779
All Other	—	89,254,404	—	89,254,404
Repurchase Agreements	—	5,519,000	—	5,519,000
Totals	$5,523,012	$106,190,889	$270,779	$111,984,680

AllianzGI Micro Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/15
Common Stock	$49,696,586	—	—	$49,696,586
Repurchase Agreements	—	$2,665,000	—	2,665,000
Totals	$49,696,586	$2,665,000	—	$52,361,586

Annual Report	| September 30, 2015	323

Notes to Financial Statements (cont’d)

September 30, 2015

AllianzGI Multi-Asset Real Return:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/15
Mutual Funds	$2,258,644	—	—	$2,258,644
Common Stock:
Australia	—	$95,751	—	95,751
Austria	—	2,149	—	2,149
France	—	57,864	—	57,864
Germany	—	34,293	—	34,293
Hong Kong	—	144,979	—	144,979
Japan	—	151,602	$4,526	156,128
Singapore	—	36,941	—	36,941
Switzerland	—	8,037	—	8,037
United Kingdom	—	60,691	—	60,691
All Other	702,319	—	—	702,319
Exchange-Traded Funds	761,850	—	—	761,850
	3,722,813	592,307	4,526	4,319,646
Other Financial Instruments* – Assets
Interest Rate Contracts	3,776	—	—	3,776
Market Price	10,990	—	—	10,990
	14,766	—	—	14,766
Other Financial Instruments* – Liabilities
Market Price	(15,028)	—	—	(15,028)
Totals	$3,722,551	$592,307	$4,526	$4,319,384

AllianzGI NFJ Emerging Markets Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/15
Common Stock:
China	$102,230	$1,753,423	—	$1,855,653
Greece	—	50,187	—	50,187
Hong Kong	—	110,758	—	110,758
India	72,716	548,388	—	621,104
Indonesia	—	106,549	—	106,549
Korea (Republic of)	58,041	677,197	—	735,238
Malaysia	54,176	158,939	—	213,115
Norway	—	53,186	—	53,186
Philippines	—	48,305	—	48,305
Poland	—	108,889	—	108,889
Russian Federation	94,338	—	$273,963	368,301
Singapore	53,744	102,305	—	156,049
South Africa	214,681	363,621	—	578,302
Taiwan	57,658	1,001,748	—	1,059,406
Thailand	—	169,318	—	169,318
Turkey	—	223,303	—	223,303
United Arab Emirates	—	51,899	—	51,899
All Other	937,842	—	—	937,842
Preferred Stock:
Brazil	156,023	—	—	156,023
Korea (Republic of)	—	171,106	—	171,106
Russian Federation	—	—	49,956	49,956

324	September 30, 2015 |	Annual Report

AllianzGI NFJ Emerging Markets Value (cont’d)
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/15
Equity-Linked Securities	—	$72,058	—	$72,058
	$1,801,449	5,771,179	$323,919	7,896,547
Other Financial Instruments* – Assets
Foreign Exchange Contracts	—	30	—	30
Totals	$1,801,449	$5,771,209	$323,919	$7,896,577

AllianzGI NFJ Global Dividend Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/15
Common Stock:
China	—	$835,142	—	$835,142
France	—	549,196	—	549,196
Germany	—	419,883	—	419,883
Hong Kong	—	398,551	—	398,551
Indonesia	$374,772	333,362	—	708,134
Israel	—	379,254	—	379,254
Japan	—	1,186,232	—	1,186,232
Korea (Republic of)	—	438,126	—	438,126
Norway	—	441,542	—	441,542
Spain	—	821,971	—	821,971
Switzerland	—	429,243	—	429,243
United Kingdom	445,466	2,508,042	—	2,953,508
All Other	12,013,693	—	—	12,013,693
Repurchase Agreements	—	1,664,000	—	1,664,000
Totals	$12,833,931	$10,404,544	—	$23,238,475

AllianzGI NFJ International Small-Cap Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/15
Common Stock:
Canada	$1,026,314	—	—	$1,026,314
Chile	105,307	—	—	105,307
Finland	125,578	—	—	125,578
France	68,754	$383,350	—	452,104
Singapore	94,040	—	—	94,040
Switzerland	172,065	106,448	—	278,513
United Kingdom	721,502	1,934,632	—	2,656,134
All Other	—	6,740,776	—	6,740,776
Preferred Stock	111,910	—	—	111,910
	2,425,470	9,165,206	—	11,590,676
Other Financial Instruments* – Assets
Foreign Exchange Contracts	—	2,036	—	2,036
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	—	(4,169)	—	(4,169)
Totals	$2,425,470	$9,163,073	—	$11,588,543

Annual Report	| September 30, 2015	325

Notes to Financial Statements (cont’d)

September 30, 2015

AllianzGI NFJ International Value II:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/15
Common Stock:
Canada	$2,551,983	—	—	$2,551,983
Chile	275,931	—	—	275,931
Colombia	447,580	—	—	447,580
India	415,648	—	—	415,648
Israel	553,308	$315,444	—	868,752
Korea (Republic of)	487,334	—	—	487,334
Mexico	436,920	—	—	436,920
Russian Federation	442,780	—	—	442,780
Singapore	381,933	488,945	—	870,878
South Africa	280,982	—	—	280,982
Taiwan	1,155,511	—	—	1,155,511
Turkey	453,884	—	—	453,884
All Other	—	32,940,969	—	32,940,969
Repurchase Agreements	—	1,622,000	—	1,622,000
	7,883,794	35,367,358	—	43,251,152
Other Financial Instruments* – Assets
Foreign Exchange Contracts	—	2	—	2
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	—	(37)	—	(37)
Totals	$7,883,794	$35,367,323	—	$43,251,117

AllianzGI Short Duration High Income:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/15
Corporate Bonds & Notes	—	$891,740,001	—	$891,740,001
Senior Loans	—	109,496,174	—	109,496,174
Repurchase Agreements	—	62,119,000	—	62,119,000
Totals	—	$1,063,355,175	—	$1,063,355,175

AllianzGI Structured Return:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/15
Exchange-Traded Funds	$68,603,540	—	—	$68,603,540
Repurchase Agreements	—	$15,777,000	—	15,777,000
Options Purchased:
Market Price	443,475	52,257	—	495,732
	69,047,015	15,829,257	—	84,876,272
Investments in Securities – Liabilities
Options Written:
Market Price	(4,882,798)	(41,163)	—	(4,923,961)
Totals	$64,164,217	$15,788,094	—	$79,952,311

326	September 30, 2015 |	Annual Report

AllianzGI U.S. Equity Hedged:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/15
Exchange-Traded Funds	$13,605,730	—	—	$13,605,730
Repurchase Agreements	—	$342,000	—	342,000
Options Purchased:
Market Price	711,518	—	—	711,518
	14,317,248	342,000	—	14,659,248
Investments in Securities – Liabilities
Options Written:
Market Price	(88,085)	—	—	(88,085)
Totals	$14,229,163	$342,000	—	$14,571,163

AllianzGI U.S. Small-Cap Growth:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/15
Common Stock	$35,095,312	—	—	$35,095,312
Repurchase Agreements	—	$2,189,000	—	2,189,000
Totals	$35,095,312	$2,189,000	—	$37,284,312

AllianzGI Ultra Micro Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/15
Common Stock	$88,660,537	—	—	$88,660,537
Repurchase Agreements	—	$4,106,000	—	4,106,000
Totals	$88,660,537	$4,106,000	—	$92,766,537

At September 30, 2015, the following Funds had transfers between Levels 1 and 2:

	Transfers
	Level 1 to Level 2		Level 2 to Level 1
AllianzGI Best Styles Global Equity	$1,202,386	(a)	$408,059	(b)
AllianzGI China Equity	218,075	(a)	—
AllianzGI Convertible	18,270,478	(c)	68,506,038	(d)
AllianzGI Global Fundamental Strategy	256,604	(a)	263,722	(b)
AllianzGI Global Water	—		3,249,795	(b)
AllianzGI International Small-Cap	5,387,739	(a)	—
AllianzGI Multi-Asset Real Return	4,071	(a)	—
AllianzGI NFJ Emerging Markets Value	396,568	(a)	87,129	(b)
AllianzGI NFJ International Small-Cap Value	1,086,127	(a)	488,000	(b)
AllianzGI NFJ International Value II	1,222,260	(a)	381,933	(b)

(a)	This transfer was a result of securities trading outside the U.S. whose values were not adjusted by the application of a modeling tool at November 30, 2014, which was applied on September 30, 2015.
(b)	This transfer was a result of securities trading outside the U.S. whose values were adjusted by the application of a modeling tool at November 30, 2014, which was not applied on September 30, 2015.
(c)	This transfer was a result of securities with an exchange-traded closing price at November 30, 2014, using an evaluated mean price September 30, 2015.
(d)	This transfer was a result of securities with an evaluated mean price at November 30, 2014, using an exchange-traded closing price September 30, 2015.

Annual Report	| September 30, 2015	327

Notes to Financial Statements (cont’d)

September 30, 2015

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the period ended September 30, 2015, was as follows:

AllianzGI Best Styles Emerging Markets Equity:
Investments in Securities – Assets	Beginning Balance 12/9/14**	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 9/30/15
Common Stock:
Thailand	—	$63,997	$(2,595)	—	$(46)	$(18,692)	—	—	$42,664

AllianzGI Best Styles Global Equity:
Investments in Securities – Assets	Beginning Balance 11/30/14	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 9/30/15
Common Stock:
China	$9,993	—	—	—	—	$(8,793)	—	—	$1,200
Japan	—	$167,231	—	—	—	(10,018)	—	—	157,213
Thailand	43,865	270,372	$(97,724)	—	$(9,334)	(6,895)	—	—	200,284
Rights:
Korea (Republic of)	—	8,639	—	—	—	(1,014)	—	—	7,625
Totals	$53,858	$446,242	$(97,724)	—	$(9,334)	$(26,720)	—	—	$366,322

AllianzGI China Equity:
Investments in Securities – Assets	Beginning Balance 11/30/14	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 9/30/15
Common Stock:
China	$320,473	$24,066	$(558,441)	—	$267,274	$(53,372)	—	—	—

AllianzGI Emerging Markets Consumer:
Investments in Securities – Assets	Beginning Balance 12/1/14**	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 9/30/15
Common Stock:
China	—	$382,411	—	—	—	$(283,946)	—	—	$98,465

AllianzGI Emerging Markets Small-Cap:
Investments in Securities – Assets	Beginning Balance 12/1/14**	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 9/30/15
Common Stock:
Russian Federation	—	$70,994	$(13,863)	—	$295	$16,072	—	—	$73,498
Preferred Stock:
Russian Federation	—	80,664	(12,673)	—	2,355	3,254	—	—	73,600
Totals	—	$151,658	$(26,536)	—	$2,650	$19,326	—	—	$147,098

328	September 30, 2015 |	Annual Report

AllianzGI High Yield Bond:
Investments in Securities – Assets	Beginning Balance 11/30/14	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3***	Transfers out of Level 3	Ending Balance 9/30/15
Corporate Bonds & Notes:
Commercial Services	—	—	—	—	—	—	$1,849,870	—	$1,849,870

AllianzGI International Small-Cap:
Investments in Securities – Assets	Beginning Balance 11/30/14	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 9/30/15
Common Stock:
Thailand	$816,875	$280,180	$(755,843)	—	$11,960	$(82,393)	—	—	$270,779

AllianzGI Multi-Asset Real Return:
Investments in Securities – Assets	Beginning Balance 11/30/14	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3****	Transfers out of Level 3	Ending Balance 9/30/15
Common Stock:
Japan	—	—	—	—	—	—	$4,526	—	$4,526

AllianzGI NFJ Emerging Markets Value:
Investments in Securities – Assets	Beginning Balance 11/30/14	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 9/30/15
Common Stock:
Russian Federation	$276,596	$246,415	$(222,469)	—	$(55,757)	$29,178	—	—	$273,963
Thailand	93,210	—	(85,844)	—	(21,231)	13,865	—	—	—
Preferred Stock:
Russian Federation	60,144	34,830	(45,020)	—	(2,882)	2,884	—	—	49,956
Totals	$429,950	$281,245	$(353,333)	—	$(79,870)	$45,927	—	—	$323,919

AllianzGI NFJ International Value II:
Investments in Securities – Assets	Beginning Balance 11/30/14	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 9/30/15
Common Stock:
Chemicals	$363,356	—	$(460,419)	—	— †	$97,063	—	—	—

AllianzGI Short Duration High Income:
Investments in Securities – Assets	Beginning Balance 11/30/14	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 9/30/15
Senior Loans:
Real Estate Investment Trust	$6,264,439	—	$(6,210,302)	$124	$(80,776)	$26,515	—	—	—

Annual Report	| September 30, 2015	329

Notes to Financial Statements (cont’d)

September 30, 2015

The following tables present additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at September 30, 2015:

AllianzGI Best Styles Emerging Markets Equity:
Investments in Securities – Assets	Ending Balance at 9/30/15	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock	$42,664	Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange	THB 53.92-281.72

AllianzGI Best Styles Global Equity:
Investments in Securities – Assets	Ending Balance at 9/30/15	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock	$200,284	Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange	THB 52.91-53.92
	157,213	Last Exchange-Traded Closing Price	Trading Volume	JPY 164.00
	1,200	Discount on Publicy Traded Quote	Discount Applied to Last Exchange Price	HKD 0.15 (88% discount)
Rights	$7,625	Fundamental Analytical Data Relating to the Investment	Price of Right	KRW 5,100.00

AllianzGI Emerging Markets Consumer:
Investments in Securities – Assets	Ending Balance at 9/30/15	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock	$98,465	Fundamental Analytical Data Relating to the Investment	Trading Volume	HKD 1.39

AllianzGI Emerging Markets Small-Cap:
Investments in Securities – Assets	Ending Balance at 9/30/15	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock	$73,498	Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange	$ 46.40
Preferred Stock	$73,600	Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange	$ 0.89-$21.88

AllianzGI High Yield Bond:
Investments in Securities – Assets	Ending Balance at 9/30/15	Valuation Technique Used	Unobservable Inputs	Input Values
Corporate Bonds & Notes	$1,849,870	Third-Party Pricing Vendor	Single Broker Quote	$ 67.00

AllianzGI International Small-Cap:
Investments in Securities – Assets	Ending Balance at 9/30/15	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock	$270,779	Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange	THB 5.40

AllianzGI Multi-Asset Real Return:
Investments in Securities – Assets	Ending Balance at 9/30/15	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock	$4,526	Last Exchange-Traded Closing Price	Trading Volume	JPY 543,000.00

330	September 30, 2015 |	Annual Report

AllianzGI NFJ Emerging Markets Value:
Investments in Securities – Assets	Ending Balance at 9/30/15	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock	$273,963	Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange	$ $	0.04- 34.20
Preferred Stock	$49,956	Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange		$0.60

#	Security fair valued at $0.
†	Exchange Via Corporate Action
*	Other financial instruments are derivatives, such as swap agreements, futures contracts and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.
**	Commencement of operations.
***	Transferred out of Level 2 into Level 3 due to observable inputs being derived by one available broker in the market.
****	Transferred out of Level 2 into Level 3 because trading was halted and Sub-Adviser recommended the last closing price available from September 27, 2015.

HKD– Hong Kong Dollar

JPY– Japense Yen

KRW– South Korean Won

THB– Thai Baht

The net change in unrealized appreciation/depreciation of Level 3 investments which the following Funds held at September 30, 2015 was:

AllianzGI Best Styles Emerging Markets Equity	$(18,692)
AllianzGI Best Styles Global Equity	(33,855)
AllianzGI Emerging Markets Consumer	(283,946)
AllianzGI Emerging Markets Small-Cap	19,326
AllianzGI High Yield	(669,543)
AllianzGI International Small-Cap	(94,389)
AllianzGI Multi-Asset Real Return	351
AllianzGI NFJ Emerging Markets Value	(64,139)

Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

(c) Investment Transactions and Investment Income.  Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discount and amortization of premium is recorded on an accrual basis. Discount or premium on debt securities purchased are accreted or amortized, respectively, to interest income. Conversion premium is not amortized. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date as the Funds, using reasonable diligence, become aware of such dividends. Dividend and interest income on the Statements of Operations are shown net of any foreign taxes withheld on income from foreign securities. Payments received from real estate investment trust securities may be comprised of dividends, realized gains and return of capital. The payment may initially be recorded as dividend income and may subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer. Payments considered return of capital reduce the cost basis of the respective security. Dividends from underlying funds are recorded as dividend income, while capital gain distributions are recorded as net capital gain distributions received from underlying funds on the Statements of Operations. Facility fees and other fees (such as origination fees) received on settlement date are amortized as income over the expected term of the senior loan. Facility fees and other fees received after settlement date relating to senior loans and consent fees relating to corporate actions are recorded as miscellaneous income upon receipt. Expenses are recorded on an accrual basis and such expenses exclude those of the underlying funds. Expenses of the underlying funds are reflected in the net asset values of those funds.

(d) Federal Income Taxes.  The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Funds may be subject to excise tax based on distributions to shareholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Funds’ tax positions for all open tax years. As of September 30, 2015, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken. The Funds’ federal income tax returns for the prior three years, as applicable, remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions to Shareholders.  The Funds (except AllianzGI Retirement Income, AllianzGI Global Allocation, AllianzGI Convertible, AllianzGI Emerging Markets Debt, AllianzGI Europe Equity Dividend, AllianzGI High Yield Bond, AllianzGI NFJ Emerging Markets Value, AllianzGI NFJ Global Dividend Value, AllianzGI NFJ International Value II and AllianzGI Short Duration High Income) declare dividends and distributions from net investment

Annual Report	| September 30, 2015	331

Notes to Financial Statements (cont’d)

September 30, 2015

income and net realized capital gains, if any, annually. AllianzGI Retirement Income, AllianzGI Global Allocation, AllianzGI Convertible, AllianzGI Emerging Markets Debt, AllianzGI Europe Equity Dividend, AllianzGI NFJ Emerging Markets Value, AllianzGI NFJ Global Dividend Value and AllianzGI NFJ International Value II declare dividends from net investment income quarterly and distributions from net realized capital gains, if any, annually. AllianzGI High Yield Bond and AllianzGI Short Duration High Income declare dividends from net investment income monthly and distributions from net realized capital gains, if any, annually. The Funds record dividends and distributions to their respective shareholders on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Multi-Class Operations.  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, include administration, administrative servicing, distribution, recoupment, servicing and sub-transfer agent fees.

(g) Foreign Currency Translation.  The Funds’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market values of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Funds’ Statements of Operations.

The Funds do not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Funds do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(h) Repurchase Agreements.  The Funds are parties to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The Funds enter into transactions, under the Master Repo Agreements, with their custodian bank or securities brokerage firms whereby they purchase securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Funds, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Funds until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults under the Master Repo Agreements, and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited. The gross values are included in the Funds’ Schedules of Investments. The value of the related collateral exceeded the value of the repurchase agreements at September 30, 2015.

(i) Equity-Linked Securities.  Certain Funds invest in equity-linked securities such as participatory notes (“P-Notes”). P-Notes are used to gain exposure to issuers in certain countries with a costly or lengthy registration process. They are generally traded over-the-counter and constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. Generally, banks and broker-dealers associated with non-U.S.-based brokerage firms buy securities listed on certain foreign exchanges and then issue P-Notes which are designed to replicate the performance of certain issuers and markets. To the extent that the Funds invest in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. In addition, the Funds bear the risk that the issuer of an equity-linked security may default on its obligation under the terms of the arrangement with the counterparty.

(j) Warrants.  The Funds may receive warrants. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants may be freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive

332	September 30, 2015 |	Annual Report

dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

(k) Rights.  The Funds may receive rights. A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Rights may entail greater risks than certain other types of investments. Generally, rights do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the right, the right will expire worthless. Rights may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

(l) Senior Loans.  The Funds may purchase assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Funds succeed to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.

(m) U.S. Government Agencies or Government-Sponsored Enterprises.  Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(n) Exchange-Traded Funds.  Certain Funds may invest in exchange-traded funds (“ETFs”), which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Funds would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Funds bear directly in connection with their own operations.

(o) Inflation-Indexed Bonds.  Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation.

(p) Convertible Securities.  Certain Funds may invest a portion of their assets in convertible securities. Although convertible securities derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Funds’ investments in convertible securities include features which render them sensitive to price changes in their underlying securities.

(q) When-Issued/Delayed-Delivery Transactions.  When-issued or delayed-delivery transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Funds will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When

Annual Report	| September 30, 2015	333

Notes to Financial Statements (cont’d)

September 30, 2015

purchasing a security on a delayed-delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations; consequently, such fluctuations are taken into account when determining the NAV. The Funds may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security is sold on a delayed-delivery basis, the Funds do not participate in future gains and losses with respect to the security.

(r) Organizational and Offering Costs.  Organizational costs are expensed at the inception of the Fund. Offering costs are amortized over a twelve-month period from the inception of the Fund.

(s) Loan Interest Expense.  Loan interest expense relates to amounts borrowed under the credit facility (See Note 14). Loan interest expense is recorded as incurred.

2.	PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds are also exposed to other risks such as, but not limited to, interest rate, foreign currency, credit and leverage risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Funds are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. Interest rate changes can be sudden and unpredictable, and the Funds may lose money as a result of movements in interest rates. The Funds may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Funds hold variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Funds’ shares.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Funds directly invest in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency-denominated securities may reduce the returns of the Funds. The local emerging market currencies in which the Funds may be invested may experience substantially greater volatility against the US dollar than the major convertible currencies in developed countries.

The Funds are subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Funds to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by the Funds. Even when markets perform well, there is no assurance that the investments held by the Funds will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed

334	September 30, 2015 |	Annual Report

the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Sub-Advisers seek to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds are exposed to risks associated with leverage. Leverage may cause the value of the Funds’ shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. In addition, to the extent the Funds employ leverage, dividend and interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses.

The Funds may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Funds’ ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted securities are often illiquid and may not be actively traded. Sale of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Funds could be material. A Fund may incur additional expenses to the extent it is required to seek recovery upon a portfolio security’s default in the payment of principal or interest. In any bankruptcy proceeding relating to a defaulted investment, a Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

The Funds are party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivatives and foreign exchange contracts entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Funds.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Funds’ overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

3.	UNDERLYING FUNDS AND OTHER ACQUIRED FUNDS RISK

AllianzGI Retirement 2015, AllianzGI Retirement 2020, AllianzGI Retirement 2025, AllianzGI Retirement 2030, AllianzGI Retirement 2035, AllianzGI Retirement 2040, AllianzGI Retirement 2045, AllianzGI Retirement 2050, AllianzGI Retirement 2055 and AllianzGI Retirement Income (collectively the “Target Date Funds”) and AllianzGI Global Megatrends intend to invest their assets primarily in series of Allianz Funds, Allianz Funds Multi-Strategy Trust, AllianzGI Institutional Multi-Series Trust, PIMCO Equity Series, PIMCO Funds and PIMCO ETF Trust (together, “Underlying Funds”). AllianzGI Global Allocation, AllianzGI Global Dynamic Allocation, AllianzGI Emerging Markets Debt, Allianz Global Fundamental Strategy and AllianzGI Multi-Asset Real Return may invest their assets partially, significantly or primarily in Underlying Funds. The Funds may also invest a portion of their assets in unaffiliated ETFs and mutual funds and pooled vehicles (together, “Other Acquired Funds”). AllianzGI Structured Return and AllianzGI U.S. Equity Hedged expect to achieve their exposure to equity securities by investing in Other Acquired Funds. Accordingly, the investment performance of the Funds depends upon a favorable allocation among the Underlying Funds and Other Acquired Funds as well as the ability of the Underlying Funds and Other Acquired Funds to achieve their objectives. There can be no assurance that the investment objective of any Underlying Fund or Other Acquired Fund will be achieved. The risks associated with investing in each Fund are closely related to the risks associated with the securities and other investments held by the Underlying Funds and Other Acquired Funds.

Investing in the Underlying Funds and Other Acquired Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds or Other Acquired Funds. Each Fund’s net asset value will fluctuate in response to changes in the net asset values of the Underlying Funds and Other Acquired Funds in which it invests. The extent to which the investment performance and risks associated with each Fund correlate to those of a particular Underlying Fund or Other Acquired Fund will depend upon the extent to which each Fund’s assets are allocated from time to time for investment in the Underlying Fund or Other Acquired Fund, which will vary. Each Fund’s investment in a particular Underlying Fund may exceed 25% of its assets. To the extent that a Fund invests a significant portion of its assets in an Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund.

Annual Report	| September 30, 2015	335

Notes to Financial Statements (cont’d)

September 30, 2015

4.	FINANCIAL DERIVATIVE INSTRUMENTS

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Funds at times use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

During the period ended September 30, 2015, AllianzGI Emerging Markets Debt and AllianzGI Global Fundamental Strategy were subject to regulation as a commodity pool under the Commodity Exchange Act pursuant to recent rule changes by the Commodity Futures Trading Commission (the “CFTC”). The Investment Manager has registered with the CFTC as a Commodity Pool Operator, AllianzGI U.S. has registered with the CFTC as a Commodity Trading Adviser, and both entities are members of the National Futures Association. As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations applied with respect to AllianzGI Emerging Markets Debt and AllianzGI Global Fundamental Strategy. Compliance with the CFTC’s regulatory requirements could increase these Funds’ expenses, adversely affecting their total returns. Effective March 20, 2015, AllianzGI Emerging Markets Debt and AllianzGI Global Fundamental Strategy were no longer subject to regulation as commodity pools under the Commodity Exchange Act pursuant to recent rule changes by the CFTC.

Option Transactions.  The Funds purchase put and call options on securities and indices for hedging purposes, risk management purposes or otherwise as part of their investment strategies. The risks associated with purchasing an option include the risk that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premiums and changes in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

The Funds may write (sell) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of their investment strategies. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the option written. These liabilities, if any, are reflected as options written in the Funds’ Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing a security at a price different from its current market value.

Futures Contracts.  The Funds use futures contracts to manage their exposure to the securities markets or the movements in interest rates and currency values. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Funds are required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Funds agree to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized appreciation or depreciation. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves various risks, including the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and underlying hedging assets, and possible inability or unwillingness of counterparties to meet the terms of their contracts.

Swap Agreements.  Swap agreements are bilaterally negotiated agreements between the Funds and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market or event-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Funds may enter into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements in order, among other things, manage their exposure to credit, currency and interest rate risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

OTC swap payments received or made at the beginning of the measurement period, if any, are reflected as such on the Funds’ Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are

336	September 30, 2015 |	Annual Report

recorded as realized gains or losses on the Funds’ Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Funds’ Statements of Operations. Net periodic payments received or paid by the Funds are included as part of realized gains or losses on the Funds’ Statements of Operations. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/depreciation on the Funds’ Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Funds’ Statements of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements—Credit default swap agreements involve one party (referred to as the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As the sellers of protection on credit default swap agreements, the Funds will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the sellers, the Funds would effectively add leverage to their investment portfolios because, in addition to their total net assets, the Funds would be subject to investment exposure on the notional amount of the swap.

If the Funds are sellers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Funds are buyers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Funds use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Funds own or have exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in Note 7(b), serve as an indicator of the current status of the payment/performance risk, and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Funds as sellers of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of September 30, 2015 for which the Funds are sellers of protection are disclosed in Note 7(b). These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Funds for the same referenced entity or entities.

Forward Foreign Currency Contracts.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Funds enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Funds also enter into these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a

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Notes to Financial Statements (cont’d)

September 30, 2015

forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities.

The following is a summary of the Funds’ derivatives categorized by risk exposure.

The effect of derivatives on the Statements of Assets and Liabilities at September 30, 2015:

AllianzGI Retirement 2015:
Location	Foreign Exchange Contracts
Asset derivatives:
Receivable for variation margin on futures contracts*	$4,151

*	Included in net unrealized appreciation of $4,151 on futures contracts as reported in Note 7(c).

AllianzGI Retirement 2020:
Location	Foreign Exchange Contracts
Asset derivatives:
Receivable for variation margin on futures contracts*	$10,793

*	Included in net unrealized appreciation of $10,793 on futures contracts as reported in Note 7(c).

AllianzGI Retirement 2025:
Location	Foreign Exchange Contracts
Asset derivatives:
Receivable for variation margin on futures contracts*	$14,114

*	Included in net unrealized appreciation of $14,114 on futures contracts as reported in Note 7(c).

AllianzGI Retirement 2030:
Location	Foreign Exchange Contracts
Asset derivatives:
Receivable for variation margin on futures contracts*	$18,266

*	Included in net unrealized appreciation of $18,266 on futures contracts as reported in Note 7(c).

AllianzGI Retirement 2035:
Location	Foreign Exchange Contracts
Asset derivatives:
Receivable for variation margin on futures contracts*	$18,266

*	Included in net unrealized appreciation of $18,266 on futures contracts as reported in Note 7(c).

AllianzGI Retirement 2040:
Location	Foreign Exchange Contracts
Asset derivatives:
Receivable for variation margin on futures contracts*	$17,435

*	Included in net unrealized appreciation of $17,435 on futures contracts as reported in Note 7(c).

AllianzGI Retirement 2045:
Location	Foreign Exchange Contracts
Asset derivatives:
Receivable for variation margin on futures contracts*	$11,624

*	Included in net unrealized appreciation of $11,624 on futures contracts as reported in Note 7(c).

AllianzGI Retirement 2050:
Location	Foreign Exchange Contracts
Asset derivatives:
Receivable for variation margin on futures contracts*	$10,793

*	Included in net unrealized appreciation of $10,793 on futures contracts as reported in Note 7(c).

AllianzGI Retirement 2055:
Location	Foreign Exchange Contracts
Asset derivatives:
Receivable for variation margin on futures contracts*	$4,151

*	Included in net unrealized appreciation of $4,151 on futures contracts as reported in Note 7(c).

AllianzGI Retirement Income:
Location	Foreign Exchange Contracts
Asset derivatives:
Receivable for variation margin on futures contracts*	$2,491

*	Included in net unrealized appreciation of $2,491 on futures contracts as reported in Note 7(c).

338	September 30, 2015 |	Annual Report

AllianzGI Global Allocation:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Receivable for variation margin on futures contracts*	$290,273	$232,461	$10,690	$533,424
Unrealized appreciation of forward foreign currency contracts	—	—	54,881	54,881
Total asset derivatives	$290,273	$232,461	$65,571	$588,305
Liability derivatives:
Payable for variation margin on futures contracts*	$(15,674)	$—	$—	$(15,674)

*	Included in net unrealized appreciation of $517,750 on futures contracts as reported in Note 7(c).

AllianzGI Global Dynamic Allocation:
Location	Market Price	Interest Rate Contracts	Total
Asset derivatives:
Receivable for variation margin on futures contracts*	$13,075	$12,248	$25,323
Liability derivatives:
Payable for variation margin on futures contracts*	$(4,067)	—	$(4,067)

*	Included in net unrealized appreciation of $21,256 on futures contracts as reported in Note 7(c).

AllianzGI Best Styles Emerging Markets Equity:
Location	Market Price
Asset derivatives:
Receivable for variation margin on futures contracts*	$2,492

*	Included in net unrealized appreciation of $2,492 on futures contracts as reported in Note 7(c).

AllianzGI Best Styles Global Equity:
Location	Market Price	Foreign Exchange Contracts	Total
Asset derivatives:
Receivable for variation margin on futures contracts*	$30,545	—	$30,545
Unrealized appreciation of forward foreign currency contracts	—	$774	774
Total asset derivatives	$30,545	$774	$31,319
Liability derivatives:
Unrealized depreciation of forward foreign currency contracts	$—	$(2,041)	$(2,041)

*	Included in net unrealized appreciation of $30,545 on futures contracts as reported in Note 7(c).

AllianzGI Best Styles International Equity:
Location	Foreign Exchange Contracts
Asset derivatives:
Unrealized appreciation of forward foreign currency contracts	$72
Liability derivatives:
Unrealized depreciation of forward foreign currency contracts	$(253)

AllianzGI Best Styles U.S. Equity:
Location	Market Price
Liability derivatives:
Payable for variation margin on futures contracts*	$(10,953)

*	Included in net unrealized depreciation of $10,953 on futures contracts as reported in Note 7(c).

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Notes to Financial Statements (cont’d)

September 30, 2015

AllianzGI China Equity:
Location	Foreign Exchange Contracts
Liability derivatives:
Unrealized depreciation of forward foreign currency contracts	$(10)

AllianzGI Emerging Markets Consumer:
Location	Foreign Exchange Contracts
Asset derivatives:
Unrealized appreciation of forward foreign currency contracts	$28
Liability derivatives:
Unrealized depreciation of forward foreign currency contracts	$(84)

AllianzGI Emerging Markets Debt:
Location	Credit Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation of OTC swaps	$43,663	—	$43,663
Liability derivatives:
Unrealized depreciation of OTC swaps	$(37,882)	—	$(37,882)
Unrealized depreciation of forward foreign currency contracts	—	$(2,971)	(2,971)
Total liability derivatives	$(37,882)	$(2,971)	$(40,853)

AllianzGI Emerging Markets Small-Cap:
Location	Foreign Exchange Contracts
Liability derivatives:
Unrealized depreciation of forward foreign currency contracts	$(28)

AllianzGI Europe Equity Dividend:
Location	Foreign Exchange Contracts
Asset derivatives:
Unrealized appreciation of forward foreign currency contracts	$14,415
Liability derivatives:
Unrealized depreciation of forward foreign currency contracts	$(2,203)

AllianzGI Global Fundamental Strategy:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Investments, at value (options purchased)	$1,800	—	—	$1,800
Unrealized appreciation of forward foreign currency contracts	—	—	$1,923	1,923
Total asset derivatives	$1,800	—	$1,923	$3,723
Liability derivatives:
Payable for variation margin on futures contracts*	—	$(12,570)	—	$(12,570)
Unrealized depreciation of forward foreign currency contracts	—	—	$(11,291)	(11,291)
Total liability derivatives	—	$(12,570)	$(11,291)	$(23,861)

*	Included in net unrealized depreciation of $12,570 on futures contracts as reported in Note 7(c).

AllianzGI Multi-Asset Real Return:
Location	Market Price	Interest Rate Contracts	Total
Asset derivatives:
Receivable for variation margin on futures contracts*	$10,990	$3,776	$14,766
Liability derivatives:
Payable for variation margin on futures contracts*	$(15,028)	—	$(15,028)

*	Included in net unrealized depreciation of $262 on futures contracts as reported in Note 7(c).

340	September 30, 2015 |	Annual Report

AllianzGI NFJ Emerging Markets Value:
Location	Foreign Exchange Contracts
Asset derivatives:
Unrealized appreciation of forward foreign currency contracts	$30

AllianzGI NFJ International Small-Cap Value:
Location	Foreign Exchange Contracts
Asset derivatives:
Unrealized appreciation of forward foreign currency contracts	$2,036
Liability derivatives:
Unrealized depreciation of forward foreign currency contracts	$(4,169)

AllianzGI NFJ International Value II:
Location	Foreign Exchange Contracts
Asset derivatives:
Unrealized appreciation of forward foreign currency contracts	$2
Liability derivatives:
Unrealized depreciation of forward foreign currency contracts	$(37)

AllianzGI Structured Return:
Location	Market Price
Asset derivatives:
Investments, at value (options purchased)	$495,732
Liability derivatives:
Options written, at value	$(4,923,961)

AllianzGI U.S. Equity Hedged:
Location	Market Price
Asset derivatives:
Investments, at value (options purchased)	$711,518
Liability derivatives:
Options written, at value	$(88,085)

The effect of derivatives on the Statements of Operations for the period ended September 30, 2015:

AllianzGI Retirement 2015:
Location	Foreign Exchange Contracts
Net realized gain on:
Futures contracts	$833
Net change in unrealized appreciation/depreciation of:
Futures contracts	$4,151

AllianzGI Retirement 2020:
Location	Foreign Exchange Contracts
Net realized loss on:
Futures contracts	$(1,396)
Net change in unrealized appreciation/depreciation of:
Futures contracts	$10,793

AllianzGI Retirement 2025:
Location	Foreign Exchange Contracts
Net realized loss on:
Futures contracts	$(2,380)
Net change in unrealized appreciation/depreciation of:
Futures contracts	$14,114

AllianzGI Retirement 2030:
Location	Foreign Exchange Contracts
Net realized loss on:
Futures contracts	$(1,557)
Net change in unrealized appreciation/depreciation of:
Futures contracts	$18,266

AllianzGI Retirement 2035:
Location	Foreign Exchange Contracts
Net realized loss on:
Futures contracts	$(5,927)
Net change in unrealized appreciation/depreciation of:
Futures contracts	$18,266

AllianzGI Retirement 2040:
Location	Foreign Exchange Contracts
Net realized loss on:
Futures contracts	$(2,459)
Net change in unrealized appreciation/depreciation of:
Futures contracts	$17,435

AllianzGI Retirement 2045:
Location	Foreign Exchange Contracts
Net realized loss on:
Futures contracts	$(3,709)
Net change in unrealized appreciation/depreciation of:
Futures contracts	$11,624

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Notes to Financial Statements (cont’d)

September 30, 2015

AllianzGI Retirement 2050:
Location	Foreign Exchange Contracts
Net realized loss on:
Futures contracts	$(1,396)
Net change in unrealized appreciation/depreciation of:
Futures contracts	$10,793

AllianzGI Retirement 2055:
Location	Foreign Exchange Contracts
Net realized gain on:
Futures contracts	$583
Net change in unrealized appreciation/depreciation of:
Futures contracts	$4,151

AllianzGI Retirement Income:
Location	Foreign Exchange Contracts
Net realized gain on:
Futures contracts	$1,320
Net change in unrealized appreciation/depreciation of:
Futures contracts	$2,491

AllianzGI Global Allocation:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized loss on:
Futures contracts	$(273,605)	$(372,598)	$(36,365)	$(682,568)
Foreign currency transactions (forward foreign currency contracts)	—	—	(97,377)	(97,377)
Total net realized loss	$(273,605)	$(372,598)	$(133,742)	$(779,945)
Net change in unrealized appreciation/depreciation of:
Futures contracts	$274,599	$232,461	$10,690	$517,750
Foreign currency transactions (forward foreign currency contracts)	—	—	54,881	54,881
Total net change in unrealized appreciation/depreciation	$274,599	$232,461	$65,571	$572,631

AllianzGI Global Dynamic Allocation:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Futures contracts	$(66,981)	$11,312	—	$(55,669)
Foreign currency transactions (forward foreign currency contracts)	—	—	$(11,938)	(11,938)
Total net realized gain (loss)	$(66,981)	$11,312	$(11,938)	$(67,607)
Net change in unrealized appreciation/depreciation of:
Futures contracts	$9,008	$12,248	—	$21,256

AllianzGI Best Styles Emerging Markets Equity:
Location	Market Price	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Futures contracts	$34,382	—	$34,382
Foreign currency transactions (forward foreign currency contracts)	—	$(13,524)	(13,524)
Total net realized gain (loss)	$34,382	$(13,524)	$20,858
Net change in unrealized appreciation/depreciation of:
Futures contracts	$2,492	—	$2,492

342	September 30, 2015 |	Annual Report

AllianzGI Best Styles Global Equity:
Location	Market Price	Foreign Exchange Contracts	Total
Net realized loss on:
Futures contracts	$(352,118)	—	$(352,118)
Foreign currency transactions (forward foreign currency contracts)	—	$(134,021)	(134,021)
Total net realized loss	$(352,118)	$(134,021)	$(486,139)
Net change in unrealized appreciation/depreciation of:
Futures contracts	$9,598	—	$9,598
Foreign currency transactions (forward foreign currency contracts)	—	$(1,267)	(1,267)
Total net change in unrealized appreciation/depreciation	$9,598	$(1,267)	$8,331

AllianzGI Best Styles International Equity:
Location	Foreign Exchange Contracts
Net realized loss on:
Foreign currency transactions (forward foreign currency contracts)	$(4,052)
Net change in unrealized appreciation/depreciation of:
Foreign currency transactions (forward foreign currency contracts)	$(181)

AllianzGI Best Styles U.S. Equity:
Location	Market Price	Foreign Exchange Contracts	Total
Net realized loss on:
Futures contracts	$(303,440)	—	$(303,440)
Foreign currency transactions (forward foreign currency contracts)	—	$(5,236)	(5,236)
Total net realized loss	$(303,440)	$(5,236)	$(308,676)
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(10,953)	—	$(10,953)

AllianzGI China Equity:
Location	Foreign Exchange Contracts
Net realized loss on:
Foreign currency transactions (forward foreign currency contracts)	$(324)
Net change in unrealized appreciation/depreciation of:
Foreign currency transactions (forward foreign currency contracts)	$(10)

AllianzGI Emerging Markets Consumer:
Location	Foreign Exchange Contracts
Net realized loss on:
Foreign currency transactions (forward foreign currency contracts)	$(7,374)
Net change in unrealized appreciation/depreciation of:
Foreign currency transactions (forward foreign currency contracts)	$(56)

Annual Report	| September 30, 2015	343

Notes to Financial Statements (cont’d)

September 30, 2015

AllianzGI Emerging Markets Debt:
Location	Credit Contracts	Foreign Exchange Contracts	Total
Net realized gain on:
Swaps	$50,947	—	$50,947
Foreign currency transactions (forward foreign currency contracts)	—	$40,963	40,963
Total net realized gain	$50,947	$40,963	$91,910
Net change in unrealized appreciation/depreciation of:
Swaps	$5,780	—	$5,780
Foreign currency transactions (forward foreign currency contracts)	—	$(27,535)	(27,535)
Total net change in unrealized appreciation/depreciation	$5,780	$(27,535)	$(21,755)

AllianzGI Emerging Markets Small-Cap:
Location	Foreign Exchange Contracts
Net realized loss on:
Foreign currency transactions (forward foreign currency contracts)	$(2,401)
Net change in unrealized appreciation/depreciation of:
Foreign currency transactions (forward foreign currency contracts)	$(28)

AllianzGI Europe Equity Dividend:
Location	Foreign Exchange Contracts
Net realized loss on:
Foreign currency transactions (forward foreign currency contracts)	$(111,222)
Net change in unrealized appreciation/depreciation of:
Foreign currency transactions (forward foreign currency contracts)	$12,212

AllianzGI Global Fundamental Strategy:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Investments (options purchased)	$(75,467)	—	—	$(75,467)
Futures contracts	(26,912)	$(28,195)	—	(55,107)
Options written	87,133	—	—	87,133
Foreign currency transactions (forward foreign currency contracts)	—	—	$297,110	297,110
Total net realized gain (loss)	$(15,246)	$(28,195)	$297,110	$253,669
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$31,196	—	—	$31,196
Futures contracts	20,320	$(4,146)	—	16,174
Options written	3,593	—	—	3,593
Foreign currency transactions (forward foreign currency contracts)	—	—	$(13,242)	(13,242)
Total net change in unrealized appreciation/depreciation	$55,109	$(4,146)	$(13,242)	$37,721

AllianzGI Global Managed Volatility:
Location	Foreign Exchange Contracts
Net realized gain on:
Foreign currency transactions (forward foreign currency contracts)	$932

AllianzGI Global Sustainability:
Location	Foreign Exchange Contracts
Net realized loss on:
Foreign currency transactions (forward foreign currency contracts)	$(203)

344	September 30, 2015 |	Annual Report

AllianzGI Global Water:
Location	Foreign Exchange Contracts
Net realized loss on:
Foreign currency transactions (forward foreign currency contracts)	$(6,134)

AllianzGI International Growth:
Location	Foreign Exchange Contracts
Net realized loss on:
Foreign currency transactions (forward foreign currency contracts)	$(534)

AllianzGI International Small-Cap:
Location	Foreign Exchange Contracts
Net realized loss on:
Foreign currency transactions (forward foreign currency contracts)	$(11,287)

AllianzGI Multi-Asset Real Return:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Futures contracts	$55,883	$(3,590)	$8,782	$61,075
Foreign currency transactions (forward foreign currency contracts)	—	—	(703)	(703)
Total net realized gain (loss)	$55,883	$(3,590)	$8,079	$60,372
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(13,733)	$13,305	—	$(428)

AllianzGI NFJ Emerging Markets Value:
Location	Foreign Exchange Contracts
Net realized loss on:
Foreign currency transactions (forward foreign currency contracts)	$(3,065)
Net change in unrealized appreciation/depreciation of:
Foreign currency transactions (forward foreign currency contracts)	$30

AllianzGI NFJ Global Dividend Value:
Location	Foreign Exchange Contracts
Net realized loss on:
Foreign currency transactions (forward foreign currency contracts)	$(1,463)

AllianzGI NFJ International Small-Cap Value:
Location	Foreign Exchange Contracts
Net realized loss on:
Foreign currency transactions (forward foreign currency contracts)	$(5,289)
Net change in unrealized appreciation/depreciation of:
Foreign currency transactions (forward foreign currency contracts)	$(2,133)

AllianzGI NFJ International Value II:
Location	Foreign Exchange Contracts
Net realized gain on:
Foreign currency transactions (forward foreign currency contracts)	$2,835
Net change in unrealized appreciation/depreciation of:
Foreign currency transactions (forward foreign currency contracts)	$(35)

AllianzGI Structured Return:
Location	Market Price
Net realized gain (loss) on:
Investments (options purchased)	$(1,580,724)
Options written	3,637,928
Total net realized gain	$2,057,204
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$(140,353)
Options written	2,863,266
Total net change in unrealized appreciation/depreciation	$2,722,913

Annual Report	| September 30, 2015	345

Notes to Financial Statements (cont’d)

September 30, 2015

AllianzGI U.S. Equity Hedged:
Location	Market Price
Net realized gain (loss) on:
Investments (options purchased)	$(612,163)
Options written	521,434
Total net realized loss	$(90,729)
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$184,256
Options written	16,058
Total net change in unrealized appreciation/depreciation	$200,314

The effect of derivatives on the Statements of Operations for the period or year ended November 30, 2014:

AllianzGI Best Styles Global Equity:
Location	Market Price	Foreign Exchange Contracts	Total
Net realized gain on:
Futures contracts	$165,060	$—	$165,060
Foreign currency transactions (forward foreign currency contracts)	—	96	96
Total net realized gain	$165,060	$96	$165,156
Net change in unrealized appreciation/depreciation of:
Futures contracts	$20,947	$—	$20,947

AllianzGI China Equity:
Location	Foreign Exchange Contracts
Net realized gain on:
Foreign currency transactions (forward foreign currency contracts)	$16

AllianzGI Emerging Markets Debt:
Location	Foreign Exchange Contracts
Net realized gain on:
Foreign currency transactions (forward foreign currency contracts)	$356
Net change in unrealized appreciation/depreciation of:
Foreign currency transactions (forward foreign currency contracts)	$24,564

AllianzGI Global Fundamental Strategy:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Investments (options purchased)	$(1,931)	$—	$—	$(1,931)
Futures contracts	(61,021)	(27,252)	—	(88,273)
Options written	43,534	—	—	43,534
Foreign currency transactions (forward foreign currency contracts)	—	—	223,682	223,682
Total net realized gain (loss)	$(19,418)	$(27,252)	$223,682	$177,012
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$(54,666)	$—	$—	$(54,666)
Futures contracts	(20,320)	(2,685)	—	(23,005)
Options written	8,723	—	—	8,723
Foreign currency transactions (forward foreign currency contracts)	—	—	2,951	2,951
Total net change in unrealized appreciation/depreciation	$(66,263)	$(2,685)	$2,951	$(65,997)

346	September 30, 2015 |	Annual Report

AllianzGI Global Water:
Location	Foreign Exchange Contracts
Net realized loss on:
Foreign currency transactions (forward foreign currency contracts)	$(92,994)

AllianzGI International Small-Cap:
Location	Foreign Exchange Contracts
Net realized loss on:
Foreign currency transactions (forward foreign currency contracts)	$(32)

AllianzGI Multi-Asset Real Return:
Location	Market Price	Interest Rate Contracts	Total
Net realized gain (loss) on:
Futures contracts	$1,878	$(5,069)	$(3,191)
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(4,025)	$(9,570)	$(13,595)

AllianzGI NFJ Emerging Markets Value:
Location	Foreign Exchange Contracts
Net realized gain on:
Foreign currency transactions (forward foreign currency contracts)	$52

AllianzGI NFJ International Small-Cap Value:
Location	Foreign Exchange Contracts
Net realized loss on:
Foreign currency transactions (forward foreign currency contracts)	$(39)

AllianzGI Structured Return:
Location	Market Price
Net realized gain (loss) on:
Investments (options purchased)	$(1,676,556)
Options written	1,426,050
Total net realized loss	$(250,506)
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$2,640
Options written	(184,579)
Total net change in unrealized appreciation/depreciation	$(181,939)

AllianzGI U.S. Equity Hedged:
Location	Market Price
Net realized gain (loss) on:
Investments (options purchased)	$(553,058)
Options written	23,271
Total net realized loss	$(529,787)
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$(2,900)
Options written	1,640
Total net change in unrealized appreciation/depreciation	$(1,260)

Annual Report	| September 30, 2015	347

Notes to Financial Statements (cont’d)

September 30, 2015

The average volume (based on the open positions at each November 30th fiscal quarter-end and September 30, 2015) of derivative activity for the period ended September 30, 2015:

	Options Purchased Contracts(1)	Options Written Contracts(1)	Forward Foreign Currency Contracts(2)		Futures Contracts(1)		Credit Default Swap Agreements(3)
			Purchased	Sold	Long	Short	Buy	Sell
AllianzGI Retirement 2015	—	—	—	—	2	—	—	—
AllianzGI Retirement 2020	—	—	—	—	5	—	—	—
AllianzGI Retirement 2025	—	—	—	—	7	—	—	—
AllianzGI Retirement 2030	—	—	—	—	9	—	—	—
AllianzGI Retirement 2035	—	—	—	—	9	—	—	—
AllianzGI Retirement 2040	—	—	—	—	8	—	—	—
AllianzGI Retirement 2045	—	—	—	—	6	—	—	—
AllianzGI Retirement 2050	—	—	—	—	5	—	—	—
AllianzGI Retirement 2055	—	—	—	—	2	—	—	—
AllianzGI Retirement Income	—	—	—	—	1	—	—	—
AllianzGI Global Allocation	—	—	$227,498	$4,489,802	322	129	—	—
AllianzGI Global Dynamic Allocation	—	—	—	69,999	17	5	—	—
AllianzGI Best Styles Emerging Markets Equity	—	—	—	—	6	—	—	—
AllianzGI Best Styles Global Equity	—	—	381,109	—	26	—	—	—
AllianzGI Best Styles International Equity	—	—	159,358	—	—	—	—	—
AllianzGI Best Styles U.S. Equity	—	—	—	—	15	—	—	—
AllianzGI China Equity	—	—	7,737	47,830	—	—	—	—
AllianzGI Emerging Markets Consumer	—	—	26,381	—	—	—	—	—
AllianzGI Emerging Markets Debt	—	—	1,586,530	1,803,799	—	—	$1,400	$2,460
AllianzGI Emerging Markets Small-Cap	—	—	3,990	—	—	—	—	—
AllianzGI Europe Equity Dividend	—	—	114,875	1,880,426	—	—	—	—
AllianzGI Global Fundamental Strategy	119	71	635,965	2,166,207	—	16	—	—
AllianzGI Global Managed Volatility	—	—	11,728	22,158	—	—	—	—
AllianzGI International Small-Cap	—	—	19,164	—	—	—	—	—
AllianzGI Multi-Asset Real Return	—	—	—	—	7	15	—	—
AllianzGI NFJ Emerging Markets Value	—	—	14,696	5,428	—	—	—	—
AllianzGI NFJ Global Dividend Value	—	—	—	5,118	—	—	—	—
AllianzGI NFJ International Small-Cap Value	—	—	—	298,030	—	—	—	—
AllianzGI NFJ International Value II	—	—	12,033	4,711	—	—	—	—
AllianzGI Structured Return	1,122	801	—	—	—	—	—	—
AllianzGI U.S. Equity Hedged	117	93	—	—	—	—	—	—

(1)	Number of contracts
(2)	U.S. $ value on origination date
(3)	Notional Amount (in thousands)

The following tables present by counterparty, the Funds’ derivative assets and liabilities net of related collateral held by the Funds at September 30, 2015 which has not been offset in the Statements of Assets and Liabilities, but would be available for offset to the extent of a default by the counterparty to the transaction.

Financial Assets and Derivative Assets, and Collateral Received at September 30, 2015:

AllianzGI Global Allocation:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received	Net Amount
Foreign Currency Exchange Contracts
State Street Bank	$54,881	—	—	$54,881

348	September 30, 2015 |	Annual Report

AllianzGI Best Styles Global Equity:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received	Net Amount
Foreign Currency Exchange Contracts
Northern Trust Company	$760	$(760)	—	—
State Street Bank	14	(14)	—	—
Totals	$774	$(774)	—	—

AllianzGI Best Styles International Equity:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received	Net Amount
Foreign Currency Exchange Contracts
Northern Trust Company	$72	$(72)	—	—

AllianzGI Emerging Markets Consumer:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received	Net Amount
Foreign Currency Exchange Contracts
Northern Trust Company	$28	$(28)	—	—

AllianzGI Emerging Markets Debt:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received		Net Amount
Swaps
Barclays Bank PLC	$31,288	$(31,288)	—		—
Goldman Sachs	12,375	—	$(12,375	)#,##	—
Totals	$43,663	$(31,288)	$(12,375)		—

AllianzGI Europe Equity Dividend:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received	Net Amount
Foreign Currency Exchange Contracts
State Street Bank	$14,415	$(2,203)	—	$12,212

AllianzGI Global Fundamental Strategy:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received	Net Amount
Foreign Currency Exchange Contracts
State Street Bank	$1,923	$(1,923)	—	—

Annual Report	| September 30, 2015	349

Notes to Financial Statements (cont’d)

September 30, 2015

AllianzGI NFJ Emerging Markets Value:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received	Net Amount
Foreign Currency Exchange Contracts
Northern Trust Company	$30	—	—	$30

AllianzGI NFJ International Small-Cap Value:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received	Net Amount
Foreign Currency Exchange Contracts
Northern Trust Company	$2,036	$(2,036)	—	—

AllianzGI NFJ International Value II:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received	Net Amount
Foreign Currency Exchange Contracts
Northern Trust Company	$2	$(2)	—	—

Financial Liabilities and Derivative Liabilities, and Collateral Received (Pledged) at September 30, 2015:

AllianzGI Best Styles Global Equity:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received (Pledged)	Net Amount
Foreign Currency Exchange Contracts
Northern Trust Company	$2,024	$(760)	—	$1,264
State Street Bank	17	(14)	—	3
Totals	$2,041	$(774)	—	$1,267

AllianzGI Best Styles International Equity:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received (Pledged)	Net Amount
Foreign Currency Exchange Contracts
Northern Trust Company	$253	$(72)	—	$181

AllianzGI China Equity:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received (Pledged)	Net Amount
Foreign Currency Exchange Contracts
State Street Bank	$10	—	—	$10

350	September 30, 2015 |	Annual Report

AllianzGI Emerging Markets Consumer:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received (Pledged)	Net Amount
Foreign Currency Exchange Contracts
Northern Trust Company	$84	$(28)	—	$56

AllianzGI Emerging Markets Debt:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received (Pledged)		Net Amount
Foreign Currency Exchange Contracts
State Street Bank	$2,971	—	—		$2,971
Swaps
Barclays Bank PLC	37,882	$(31,288)	$(6,594	)#,##	—
Totals	$40,853	$(31,288)	$(6,594)		$2,971

AllianzGI Emerging Markets Small-Cap:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received (Pledged)	Net Amount
Foreign Currency Exchange Contracts
Northern Trust Company	$28	—	—	$28

AllianzGI Europe Equity Dividend:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received (Pledged)	Net Amount
Foreign Currency Exchange Contracts
State Street Bank	$2,203	$(2,203)	—	—

AllianzGI Global Fundamental Strategy:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received (Pledged)	Net Amount
Foreign Currency Exchange Contracts
State Street Bank	$11,291	$(1,923)	—	$9,368

AllianzGI NFJ International Small-Cap Value:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received (Pledged)	Net Amount
Foreign Currency Exchange Contracts
Northern Trust Company	$4,169	$(2,036)	—	$2,133

Annual Report	| September 30, 2015	351

Notes to Financial Statements (cont’d)

September 30, 2015

AllianzGI NFJ International Value II:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received (Pledged)	Net Amount
Foreign Currency Exchange Contracts
Northern Trust Company	$37	$(2)	—	$35

#	The amount includes upfront premiums received.
##	The amount includes upfront premiums paid.

5.	INVESTMENT MANAGER/ADMINISTRATOR/DISTRIBUTOR FEES/ DEFERRED COMPENSATION

Investment Management Fee.  Each Fund has an Investment Management Agreement (collectively the “Agreements”) with the Investment Manager. Subject to the supervision of the Trust’s Board, the Investment Manager is responsible for managing, either directly or through others selected by it, each Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreements, the Investment Manager receives an annual fee, payable monthly (net of any fee waivers, reimbursements and recoupment), at an annual rate of each Fund’s average daily net assets (the “Investment Management Fee”).

“Due to Investment Manager” on the Statements of Assets and Liabilities represents the remaining payable for the Funds’ offering costs that were paid by the Investment Manager.

The Investment Manager has retained the Sub-Advisers to manage the Funds’ investments. Subject to the supervision of the Investment Manager, the Sub-Advisers are responsible for making all of the investment decisions for the Funds for which they serve as sub-adviser. The Investment Manager, not the Funds, pays a portion of the fees it receives as Investment Manager to the Sub-Advisers in return for their services.

Sub-Adviser(s)	Funds
AllianzGI U.S.	AllianzGI Retirement 2015, AllianzGI Retirement 2020, AllianzGI Retirement 2025, AllianzGI Retirement 2030, AllianzGI Retirement 2035, AllianzGI Retirement 2040, AllianzGI Retirement 2045, AllianzGI Retirement 2050, AllianzGI Retirement 2055, AllianzGI Retirement Income, AllianzGI Global Allocation, AllianzGI Global Dynamic Allocation, AllianzGI Global Megatrends, AllianzGI Best Styles Emerging Markets Equity, AllianzGI Best Styles Global Equity, AllianzGI Best Styles International Equity, AllianzGI Best Styles U.S. Equity, AllianzGI China Equity, AllianzGI Convertible, AllianzGI Emerging Markets Consumer, AllianzGI Emerging Markets Debt, AllianzGI Emerging Markets Small-Cap, AllianzGI Europe Equity Dividend, AllianzGI Global Fundamental Strategy, AllianzGI Global Managed Volatility, AllianzGI Global Sustainability, AllianzGI Global Water, AllianzGI High Yield Bond, AllianzGI International Growth, AllianzGI International Small-Cap, AllianzGI Micro Cap, AllianzGI Multi-Asset Real Return, AllianzGI Short Duration High Income, AllianzGI Structured Return, AllianzGI U.S. Equity Hedged, AllianzGI U.S. Small-Cap Growth, AllianzGI Ultra Micro Cap
Fuller & Thaler	AllianzGI Behavioral Advantage Large Cap
NFJ	AllianzGI NFJ Emerging Markets Value, AllianzGI NFJ Global Dividend Value, AllianzGI NFJ International Small-Cap Value, AllianzGI NFJ International Value II

Administration Fee.  The Investment Manager provides administrative services to the Target Date Funds and also bears the cost of most third-party administrative services required by the Target Date Funds, and in return it receives from each share class of each Target Date Fund a monthly administration fee based on each share class’ average daily net assets (the “Administration Fee”).

The Investment Management Fee and Administration Fee for all classes are charged at an annual rate as indicated in the following table:

	All Classes		Class A,C,D and R	Class P and Administrative	Class R6
	Management Fee	Effective Management Fee	Administration Fee
AllianzGI Retirement 2015	0.05%	0.05%	0.30%	0.15%	0.05%
AllianzGI Retirement 2020	0.05	0.05	0.30	0.15	0.05
AllianzGI Retirement 2025	0.05	0.05	0.30	0.15	0.05
AllianzGI Retirement 2030	0.05	0.05	0.30	0.15	0.05
AllianzGI Retirement 2035	0.05	0.05	0.30	0.15	0.05
AllianzGI Retirement 2040	0.05	0.05	0.30	0.15	0.05
AllianzGI Retirement 2045	0.05	0.05	0.30	0.15	0.05
AllianzGI Retirement 2050	0.05	0.05	0.30	0.15	0.05
AllianzGI Retirement 2055	0.05	0.05	0.30	0.15	0.05

352	September 30, 2015 |	Annual Report

	All Classes			Class A,C,D and R	Class P and Administrative	Class R6 and Institutional
	Management Fee		Effective Management Fee	Administration Fee
AllianzGI Retirement Income	0.05%		0.05%	0.30%	0.15%	0.05%
AllianzGI Global Allocation	0.70	*	0.20	N/A	N/A	N/A
AllianzGI Global Dynamic Allocation	0.70	*	0.32	N/A	N/A	N/A
AllianzGI Global Megatrends	0.00		0.00	N/A	N/A	N/A
AllianzGI Behavioral Advantage Large Cap	0.40		0.40	N/A	N/A	N/A
AllianzGI Best Styles Emerging Markets Equity	0.40		0.40	N/A	N/A	N/A
AllianzGI Best Styles Global Equity	0.30		0.30	N/A	N/A	N/A
AllianzGI Best Styles International Equity	0.30		0.30	N/A	N/A	N/A
AllianzGI Best Styles U.S. Equity	0.30		0.30	N/A	N/A	N/A
AllianzGI China Equity	1.10		1.10	N/A	N/A	N/A
AllianzGI Convertible	0.57		0.57	N/A	N/A	N/A
AllianzGI Emerging Markets Consumer	1.00		1.00	N/A	N/A	N/A
AllianzGI Emerging Markets Debt	0.75		0.75	N/A	N/A	N/A
AllianzGI Emerging Markets Small-Cap	1.20		1.20	N/A	N/A	N/A
AllianzGI Europe Equity Dividend	0.80		0.80	N/A	N/A	N/A
AllianzGI Global Fundamental Strategy	0.75		0.75	N/A	N/A	N/A
AllianzGI Global Managed Volatility	0.40		0.40	N/A	N/A	N/A
AllianzGI Global Sustainability	0.80		0.80	N/A	N/A	N/A
AllianzGI Global Water	0.95		0.95	N/A	N/A	N/A
AllianzGI High Yield Bond	0.48		0.48	N/A	N/A	N/A
AllianzGI International Growth	0.80		0.80	N/A	N/A	N/A
AllianzGI International Small-Cap	1.00		1.00	N/A	N/A	N/A
AllianzGI Micro Cap	1.25		1.25	N/A	N/A	N/A
AllianzGI Multi-Asset Real Return	0.75		0.75	N/A	N/A	N/A
AllianzGI NFJ Emerging Markets Value	1.00		1.00	N/A	N/A	N/A
AllianzGI NFJ Global Dividend Value	0.80		0.80	N/A	N/A	N/A
AllianzGI NFJ International Small-Cap Value	0.95		0.95	N/A	N/A	N/A
AllianzGI NFJ International Value II	0.80		0.80	N/A	N/A	N/A
AllianzGI Short Duration High Income	0.48		0.48	N/A	N/A	N/A
AllianzGI Structured Return	0.60		0.60	N/A	N/A	N/A
AllianzGI U.S. Equity Hedged	0.70		0.70	N/A	N/A	N/A
AllianzGI U.S. Small-Cap Growth	0.90		0.90	N/A	N/A	N/A
AllianzGI Ultra Micro Cap	1.50		1.50	N/A	N/A	N/A

*	Effective April 1, 2015, the management fee rate was decreased from 0.85% to 0.70% and the management fee waiver was decreased from 0.70% to 0.55%.

Distribution and Servicing Fees.  Allianz Global Investors Distributors LLC (the “Distributor”), an affiliate of AAM, the Investment Manager and the Sub-Advisers (with the exception of Fuller & Thaler), serves as the distributor of the Funds’ shares pursuant to separate Distribution Servicing Plans for Class A, B, C, D and R. The Distributor, for each of the Funds, receives (i) servicing fees of 0.25% of the average daily net assets of each of Class A, B, C, D and R in connection with services rendered to shareholders of each class and the maintenance of shareholder accounts, and (ii) distribution fees of 0.75% of the average daily net assets of each of Class B and C (with the exception of Class C for AllianzGI Short Duration High Income which is 0.25%) and 0.25% of average daily net assets of Class R in connection with the distribution of Class B, C and R shares.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R classes, the Funds compensate the Distributor for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts.

Pursuant to the Distribution Plan for the Administrative Class shares, the Funds are permitted to reimburse the Distributor out of the Administrative Class’ assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average net assets of the Administrative Class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration plans or programs that use fund shares as their funding medium. Unreimbursed costs may be

Annual Report	| September 30, 2015	353

Notes to Financial Statements (cont’d)

September 30, 2015

carried forward for reimbursement for up to twelve months beyond the date in which they are incurred, subject always to the limit that no more than 0.25% of the average daily net assets attributable to the Administrative Class may be expensed.

The Distributor also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and contingent deferred sales charges (“CDSC”) paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended September 30, 2015, the Distributor received $235,660, representing commissions (sales charges) and CDSC from the Funds.

Deferred Compensation.  Trustees do not currently receive any pension or retirement benefits from the Trust. The Trust has adopted a deferred compensation plan for the Trustees that went into place on January 1, 2015 and permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. Under the plan, each Trustee may elect not to receive all or a portion of his or her fees from the Trust on a current basis but to receive in a subsequent period chosen by the Trustee an amount equal to the value of such compensation if such compensation had been invested in one or more series of the Trust or Allianz Funds selected by the Trustees from and after the normal payment dates for such compensation. The deferred compensation program is structured such that the Trust remains in substantially the same financial position whether Trustee fees are paid when earned or deferred.

6.	EXPENSE LIMITATION AND RECOUPMENT

The Trust and the Investment Manager have entered into Expense Limitation and Management Fee Waiver Agreements as indicated below:

		Expense Limitation
	Management Fee Waiver(1)	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class		Class R6		Administrative Class
AllianzGI Retirement 2015(2)	N/A	0.97%	N/A	1.72%	1.07%	1.32%	0.67%	N/A		0.57%		0.92%
AllianzGI Retirement 2020(2)	N/A	0.99	N/A	1.74	1.09	1.34	0.69	N/A		0.59		0.94
AllianzGI Retirement 2025(2)	N/A	1.01	N/A	N/A	N/A	1.36	0.71	N/A		0.61		0.96
AllianzGI Retirement 2030(2)	N/A	1.03	N/A	1.78	1.13	1.38	0.73	N/A		0.63		0.98
AllianzGI Retirement 2035(2)	N/A	1.06	N/A	N/A	N/A	1.41	0.76	N/A		0.66		1.01
AllianzGI Retirement 2040(2)	N/A	1.09	N/A	1.84	1.19	1.44	0.79	N/A		0.69	*	1.04
AllianzGI Retirement 2045(2)	N/A	1.10	N/A	N/A	N/A	1.45	0.80	N/A		0.70	*	1.05
AllianzGI Retirement 2050(2)	N/A	1.10	N/A	1.85	1.20	1.45	0.80	N/A		0.70	*	1.05
AllianzGI Retirement 2055(2)	N/A	1.10	N/A	N/A	N/A	1.45	0.80	N/A		0.70	*	1.05
AllianzGI Retirement Income(2)	N/A	0.95	N/A	1.70	1.05	1.30	0.65	N/A		0.55		0.90
AllianzGI Global Allocation(3)	0.55%	0.64	1.36%	1.38	0.64	0.81	0.41	0.40%		0.30		0.65
AllianzGI Global Dynamic Allocation(3)	0.55	0.76	N/A	1.49	0.76	1.01	0.61	0.51		N/A		0.76
AllianzGI Global Megatrends(4)	N/A	1.30	N/A	N/A	N/A	N/A	1.15	1.05	*	N/A		N/A
AllianzGI Behavioral Advantage Large Cap(5)	N/A	0.81	N/A	1.57	0.81	N/A	0.65	0.55		N/A		N/A
AllianzGI Best Styles Emerging Markets Equity(6)	N/A	N/A	N/A	N/A	N/A	N/A	0.80	0.70		0.60		N/A
AllianzGI Best Styles Global Equity(5)	N/A	0.75	N/A	N/A	N/A	N/A	0.60	0.50		0.40		N/A
AllianzGI Best Styles International Equity(6)	N/A	N/A	N/A	N/A	N/A	N/A	0.65	0.55		0.45		N/A
AllianzGI Best Styles U.S. Equity(6)	N/A	N/A	N/A	N/A	N/A	N/A	0.60	0.50		0.40		N/A
AllianzGI China Equity(5)	N/A	1.70	N/A	2.45	1.77	N/A	1.51	1.45		N/A		N/A
AllianzGI Convertible	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A		N/A
AllianzGI Emerging Markets Consumers(6)	N/A	1.65	N/A	N/A	N/A	N/A	N/A	1.30		N/A		N/A
AllianzGI Emerging Markets Debt(6)	N/A	1.20	N/A	1.95	N/A	N/A	1.05	0.95		N/A		N/A
AllianzGI Emerging Markets Small-Cap(6)	N/A	1.85	N/A	N/A	N/A	N/A	N/A	1.50		N/A		N/A
AllianzGI Europe Equity Dividend(6)	N/A	1.20	N/A	1.95	N/A	N/A	1.05	0.95		N/A		N/A
AllianzGI Global Fundamental Strategy(5)	N/A	1.25	N/A	2.00	1.25	N/A	1.10	1.00		N/A		N/A
AllianzGI Global Managed Volatility(7)	N/A	0.93	N/A	1.62	0.89	N/A	0.69	0.60		N/A		N/A
AllianzGI Global Sustainability(6)	N/A	1.20	N/A	N/A	N/A	N/A	1.05	0.95		N/A		N/A
AllianzGI Global Water	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A		N/A
AllianzGI High Yield Bond	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A		N/A
AllianzGI International Growth(6)	N/A	1.20	N/A	N/A	N/A	N/A	N/A	0.95		N/A		N/A
AllianzGI International Small- Cap(5)	N/A	1.45	N/A	2.19	1.45	1.70	1.28	1.21		N/A		N/A
AllianzGI Micro Cap(7)	N/A	1.62	N/A	N/A	N/A	N/A	1.54	1.54		N/A		N/A

354	September 30, 2015 |	Annual Report

		Expense Limitation
	Management Fee Waiver(1)	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Class R6	Administrative Class
AllianzGI Multi-Asset Real Return(7)	N/A	0.85%	N/A	1.60%	0.85%	N/A	0.70%	0.60%	N/A	N/A
AllianzGI NFJ Emerging Markets Value(5)	N/A	1.55	N/A	2.30	1.55	N/A	1.39	1.30	N/A	N/A
AllianzGI NFJ Global Dividend Value(5)	N/A	1.20	N/A	1.99	1.20	N/A	1.04	0.95	N/A	N/A
AllianzGI NFJ International Small-Cap Value(5)	N/A	1.45	N/A	2.20	1.45	N/A	1.30	1.20	1.10%	N/A
AllianzGI NFJ International Value II(5)	N/A	1.20	N/A	1.95	1.20	N/A	1.00	0.95	N/A	N/A
AllianzGI Short Duration High Income(5)	N/A	N/A	N/A	N/A	0.85	N/A	N/A	N/A	N/A	N/A
AllianzGI Structured Return(7)	N/A	1.15	N/A	1.90	1.15	N/A	1.00	0.90	N/A	N/A
AllianzGI U.S. Equity Hedged(7)	N/A	1.25	N/A	2.00	1.25	N/A	1.10	1.00	N/A	N/A
AllianzGI U.S. Small-Cap Growth(5)	N/A	1.40	N/A	2.20	1.42	1.65%	1.25	1.16	N/A	N/A
AllianzGI Ultra Micro Cap	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(1)	Effective April 1, 2015, the Investment Manager has contractually agreed to irrevocably waive a portion of its management fee with respect to the noted Funds. The waiver is calculated on the average daily net assets of each applicable Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds based on the rates disclosed in the above table. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Investment Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2016. This waiver does not apply to net assets of the Funds not invested in shares of Underlying Funds or Other Acquired Funds (e.g., direct investments in other securities and instruments).
(2)	The Investment Manager has contractually agreed, until March 31, 2016, to irrevocably waive its management and administrative fees and reimburse any additional other expenses or acquired fund fees and expenses, to the extent that Total Annual Fund Operating Expenses after Expense Reductions, excluding, interest, taxes, and extraordinary expenses, exceed the rates noted in the table above based on the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties.
(3)	Effective April 1, 2015 (September 8, 2015 for Class R6), the Investment Manager has contractually agreed, until March 31, 2016 (January 31, 2017 for Class R6), to irrevocably waive its management fee and/or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote (1) above, Total Annual Fund Operating Expenses, excluding interest, taxes, and extraordinary expenses, acquired fund fees and expenses and certain credits and other expenses, exceed the rates noted in the table above based on the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties.
(4)	The Investment Manager has contractually agreed, until March 31, 2016, to reimburse other expenses or acquired fund fees and expenses, to the extent that Total Annual Fund Operating Expenses after Expense Reductions, including payment of organizational expenses, but excluding, interest, taxes, and extraordinary expenses, exceed the rates noted in the table above based on the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties.
(5)	Effective April 1, 2015 (September 8, 2015 for AllianzGI NFJ International Small-Cap Value Class R6), the Investment Manager has contractually agreed, until March 31, 2016 (January 31, 2017 for AllianzGI NFJ International Small-Cap Value Class R6), to irrevocably waive its management fee and/or reimburse the Fund, to the extent that, Total Annual Fund Operating Expenses, excluding interest, taxes, and extraordinary expenses, and certain credits and other expenses, exceed the rates noted in the table above based upon the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties.
(6)	The Investment Manager has contractually agreed, until March 31, 2016, to irrevocably waive its management fee and/or reimburse the Fund, to the extent that, Total Annual Fund Operating Expenses, including payment of organizational expenses, but excluding interest, taxes, and extraordinary expenses, and certain credits and other expenses, exceed the rates noted in the table above based upon the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties.
(7)	Effective April 1, 2015, the Investment Manager has contractually agreed, until March 31, 2016, to irrevocably waive its management fee and/or reimburse the Fund, to the extent that, Total Annual Fund Operating Expenses, including payment of organizational expenses, but excluding interest, taxes, and extraordinary expenses, acquired fund fees and expenses, and certain credits and other expenses, exceed the rates noted in the table above based upon the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties.
*	As a result of reimbursing expenses inclusive of estimated acquired fund fees and expenses, the Investment Manager reimbursed amounts in excess of the respective share class’ operating expenses. The aggregate excess reimbursement of each share class is accounted for as “Contribution from Investment Manager” on the Statements of Operations.

Annual Report	| September 30, 2015	355

Notes to Financial Statements (cont’d)

September 30, 2015

The Investment Manager, as per expense limitation agreements, may recoup waived/reimbursed amounts for a period of up to three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/recoupment. During the periods ended September 30, 2015 and November 30, 2014, the Investment Manager recouped a total of $124,790 and $285,689, respectively, from the Funds as disclosed on the Statements of Operations. The following represents the amounts that still can be recouped by the Investment Manager as of September 30, 2015.

	Unrecouped Expenses Waived/Reimbursed through Fiscal Year ended
	11/30/2013	11/30/2014	9/30/2015	Totals
AllianzGI Retirement 2015	$30,313	$38,573	$26,281	$95,167
AllianzGI Retirement 2020	41,366	67,973	54,721	164,060
AllianzGI Retirement 2025	40,739	77,249	64,766	182,754
AllianzGI Retirement 2030	64,152	86,688	76,914	227,754
AllianzGI Retirement 2035	39,569	66,529	66,388	172,486
AllianzGI Retirement 2040	40,074	63,194	60,543	163,811
AllianzGI Retirement 2045	21,258	38,603	38,645	98,506
AllianzGI Retirement 2050	24,243	32,386	34,521	91,150
AllianzGI Retirement 2055	9,226	10,500	11,552	31,278
AllianzGI Retirement Income	45,280	40,092	25,665	111,037
AllianzGI Global Allocation	529,090	527,620	340,186	1,396,896
AllianzGI Global Dynamic Allocation	215,351	225,735	207,865	648,951
AllianzGI Global Megatrends	—	—	150,527	150,527
AllianzGI Behavioral Advantage Large Cap	179,849	177,064	223,849	580,762
AllianzGI Best Styles Emerging Markets Equity	—	—	236,952	236,952
AllianzGI Best Styles Global Equity	—	457,171	266,552	723,723
AllianzGI Best Styles International Equity	—	—	342,608	342,608
AllianzGI Best Styles U.S. Equity	—	—	184,303	184,303
AllianzGI China Equity	198,512	231,354	216,512	646,378
AllianzGI Emerging Markets Consumer	—	—	244,097	244,097
AllianzGI Emerging Markets Debt	—	217,381	305,163	522,544
AllianzGI Emerging Markets Small-Cap	—	—	293,821	293,821
AllianzGI Europe Equity Dividend	—	—	230,355	230,355
AllianzGI Global Fundamental Strategy	172,001	255,965	154,041	582,007
AllianzGI Global Managed Volatility	263,268	256,403	229,901	749,572
AllianzGI Global Sustainability	—	—	202,111	202,111
AllianzGI High Yield Bond	18,610	508	—	19,118
AllianzGI International Growth	—	—	161,358	161,358
AllianzGI International Small-Cap	259,712	263,862	145,291	668,865
AllianzGI Micro Cap	162,476	117,388	115,571	395,435
AllianzGI Multi-Asset Real Return	366,103	255,119	208,932	830,154
AllianzGI NFJ Emerging Markets Value	385,249	322,923	358,602	1,066,774
AllianzGI NFJ Global Dividend Value	175,973	172,847	184,379	533,199
AllianzGI NFJ International Small-Cap Value	311,827	251,942	250,498	814,267
AllianzGI NFJ International Value II	242,764	236,156	181,316	660,236
AllianzGI Short Duration High Income	137,195	113,125	39,723	290,043
AllianzGI Structured Return	317,508	423,380	118,926	859,814
AllianzGI U.S. Equity Hedged	375,759	222,985	146,494	745,238
AllianzGI U.S. Small-Cap Growth	158,039	177,919	132,544	468,502

356	September 30, 2015 |	Annual Report

7.	INVESTMENTS IN SECURITIES

For the period ended September 30, 2015, purchases and sales of investments, other than short-term securities and U.S. government obligations were:

	Purchases	Sales
AllianzGI Retirement 2015	$54,685,750	$55,898,331
AllianzGI Retirement 2020	101,450,906	92,148,195
AllianzGI Retirement 2025	106,674,469	98,427,455
AllianzGI Retirement 2030	107,779,746	97,489,591
AllianzGI Retirement 2035	79,894,027	74,151,047
AllianzGI Retirement 2040	66,944,033	61,783,819
AllianzGI Retirement 2045	38,463,597	37,755,685
AllianzGI Retirement 2050	33,864,888	31,038,247
AllianzGI Retirement 2055	11,675,795	12,528,257
AllianzGI Retirement Income	45,854,352	49,584,560
AllianzGI Global Allocation	329,728,171	224,288,833
AllianzGI Global Dynamic Allocation	7,427,564	7,555,878
AllianzGI Global Megatrends	3,000,000	—
AllianzGI Behavioral Advantage Large Cap	57,263,324	121,576,402
AllianzGI Best Styles Emerging Markets Equity	6,568,248	1,439,752
AllianzGI Best Styles Global Equity	302,183,898	39,539,975
AllianzGI Best Styles International Equity	70,936,272	11,092,336
AllianzGI Best Styles U.S. Equity	125,549,259	34,141,924
AllianzGI China Equity	10,083,324	8,897,074
AllianzGI Convertible	1,754,789,539	2,106,790,390
AllianzGI Emerging Markets Consumer	28,135,216	9,995,623
AllianzGI Emerging Markets Debt	33,966,880	33,189,949
AllianzGI Emerging Markets Small-Cap	14,886,578	5,703,521
AllianzGI Europe Equity Dividend	3,641,335	485,609
AllianzGI Global Fundamental Strategy	2,923,856	4,677,956
AllianzGI Global Managed Volatility	5,090,535	18,621,631
AllianzGI Global Sustainability	3,744,304	732,095
AllianzGI Global Water	225,696,473	215,501,600
AllianzGI High Yield Bond	171,171,947	198,545,349
AllianzGI International Growth	3,181,711	94,033
AllianzGI International Small-Cap	52,904,607	40,050,460
AllianzGI Micro Cap	34,223,913	23,471,416
AllianzGI Multi-Asset Real Return	2,776,284	2,089,441

	Purchases	Sales
AllianzGI NFJ Emerging Markets Value	$8,168,693	$8,011,867
AllianzGI NFJ Global Dividend Value	15,932,295	53,847,644
AllianzGI NFJ International Small-Cap Value	12,026,919	18,468,041
AllianzGI NFJ International Value II	28,224,260	18,832,031
AllianzGI Short Duration High Income	823,599,038	517,884,900
AllianzGI Structured Return	64,396,281	12,631,512
AllianzGI U.S. Equity Hedged	14,818,044	14,915,519
AllianzGI U.S. Small-Cap Growth	32,975,029	31,012,368
AllianzGI Ultra Micro Cap	43,549,720	64,426,580

Purchases and sales in U.S. government obligations were:

	Purchases	Sales
AllianzGI Global Dynamic Allocation	$544,704	—
AllianzGI Multi-Asset Real Return	249,656	$1,128,382

(a) Transactions in options written for the period ended September 30, 2015:

	AllianzGI Global Fundamental Strategy:
	Contracts	Premiums
Options outstanding, November 30, 2014	45	$15,646
Options written	349	140,958
Options terminated in closing transactions	(179)	(89,245)
Options expired	(215)	(67,359)
Options outstanding, September 30, 2015	—	—

	AllianzGI Structured Return:
	Contracts	Premiums
Options outstanding, November 30, 2014	844	$1,537,991
Options written	6,408	26,468,134
Options terminated in closing transactions	(1,937)	(14,237,330)
Options expired	(3,922)	(6,051,685)
Options outstanding, September 30, 2015	1,393	$7,717,110

	AllianzGI U.S. Equity Hedged:
	Contracts	Premiums
Options outstanding, November 30, 2014	72	$42,942
Options written	1,089	809,471
Options terminated in closing transactions	(146)	(121,947)
Options expired	(864)	(624,061)
Options outstanding, September 30, 2015	151	$106,405

Annual Report	| September 30, 2015	357

Notes to Financial Statements (cont’d)

September 30, 2015

(b) Credit default swap agreements outstanding at September 30, 2015:

OTC buy protection swap agreements:

AllianzGI Emerging Markets Debt:
Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(1)	Implied Credit Spread	Termination Date	Fixed Deal Pay Rate	Value(2)	Upfront Premiums Paid	Unrealized Appreciation
Barclays Bank PLC:
Republic of Chile	$2,000	1.45%	12/20/20	1.00%	$44,167	$12,879	$31,288

OTC sell protection swap agreements:

AllianzGI Emerging Markets Debt:
Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(1)	Implied Credit Spread	Termination Date	Fixed Deal Receive Rate	Value(2)	Upfront Premiums Received	Unrealized Appreciation (Depreciation)
Barclays Bank PLC:
Petroleo Brasileo SA	$400	6.34%	3/20/16	1.00%	$(13,278)	$(9,468)	$(3,810)
Republic of Peru	2,000	1.93%	12/20/20	1.00%	(94,469)	(60,397)	(34,072)
Goldman Sachs:
Republic of Venezuela	900	11.27%	12/20/15	5.00%	(77,625)	(90,000)	12,375
					$(185,372)	$(159,865)	$(25,507)

(1)	This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(2)	The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at September 30, 2015 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(c) Futures contracts outstanding at September 30, 2015:

AllianzGI Retirement 2015:
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation
Long: U.S. Dollar Index	5	$482	12/14/15	$4,151

AllianzGI Retirement 2020:
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation
Long: U.S. Dollar Index	13	$1,254	12/14/15	$10,793

AllianzGI Retirement 2025:
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation
Long: U.S. Dollar Index	17	$1,640	12/14/15	$14,114

AllianzGI Retirement 2030:
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation
Long: U.S. Dollar Index	22	$2,123	12/14/15	$18,266

AllianzGI Retirement 2035:
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation
Long: U.S. Dollar Index	22	$2,123	12/14/15	$18,266

358	September 30, 2015 |	Annual Report

AllianzGI Retirement 2040:
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation
Long: U.S. Dollar Index	21	$2,026	12/14/15	$17,435

AllianzGI Retirement 2045:
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation
Long: U.S. Dollar Index	14	$1,351	12/14/15	$11,624

AllianzGI Retirement 2050:
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation
Long: U.S. Dollar Index	13	$1,254	12/14/15	$10,793

AllianzGI Retirement 2055:
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation
Long: U.S. Dollar Index	5	$482	12/14/15	$4,151

AllianzGI Retirement Income:
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation
Long: U.S. Dollar Index	3	$289	12/14/15	$2,491

AllianzGI Global Allocation:
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation (Depreciation)
Long: 10-Year U.S. Treasury Note	57	$7,338	12/21/15	$65,365
5-Year U.S. Treasury Note	132	15,908	12/31/15	81,749
U.S. Dollar Index	40	3,859	12/14/15	10,690
U.S. Ultra Bond	50	8,020	12/21/15	85,347
Short: Bovespa Index	(115)	(1,312)	10/14/15	48,009
Euro STOXX 50 Index	(32)	(1,105)	12/18/15	39,638
FTSE 100 Index	(28)	(2,549)	12/18/15	26,691
FTSE/JSE Top 40 Index	(24)	(784)	12/17/15	(15,674)
Hang Seng Index	(19)	(2,549)	10/29/15	46,679
Mini MSCI Emerging Markets Index	(44)	(1,741)	12/18/15	20,991
MSCI Taiwan Index	(55)	(1,658)	10/29/15	4,238
S&P 500 Index	(3)	(1,432)	12/17/15	40,236
S&P CNX Nifty Index	(94)	(1,500)	10/29/15	752
SPI 200 Index	(40)	(3,514)	12/17/15	34,733
Topix Index	(5)	(588)	12/10/15	28,306
				$517,750

AllianzGI Global Dynamic Allocation:
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation (Depreciation)
Long: 10-Year U.S. Treasury Note	4	$515	12/21/15	$5,492
5-Year U.S. Treasury Note	6	723	12/31/15	3,832
E-mini S&P 500 Index	2	191	12/18/15	(4,067)

Annual Report	| September 30, 2015	359

Notes to Financial Statements (cont’d)

September 30, 2015

AllianzGI Global Dynamic Allocation (cont’d)
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation (Depreciation)
Euro-Bund 10-Year Bond	1	152	12/8/15	121
U.S. Treasury Bond	1	158	12/21/15	2,803
Short: Mini MSCI EAFE Index	(4)	(330)	12/18/15	10,007
Mini MSCI Emerging Markets Index	(4)	(158)	12/18/15	2,387
SPI 200 Index	(1)	(88)	12/17/15	681
				$21,256

AllianzGI Best Styles Emerging Markets Equity:
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation
Long: Mini MSCI Emerging Markets Index	6	$237	12/18/15	$1,485
S&P CNX Nifty Index	26	415	10/29/15	1,007
				$2,492

AllianzGI Best Styles Global Equity:
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation
Long: E-mini S&P 500 Index	16	$1,527	12/18/15	$4,721
Euro STOXX 600 Index	33	639	12/18/15	13,406
Mini MSCI Emerging Markets Index	7	277	12/18/15	6,312
Topix Index	3	353	12/10/15	6,106
				$30,545

AllianzGI Best Styles U.S. Equity:
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Depreciation
Long: E-mini S&P 500 Index	26	$2,481	12/18/15	$(10,953)

AllianzGI Global Fundamental Strategy:
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Depreciation
Short: 10-Year U.S. Treasury Note	(5)	$(644)	12/21/15	$(6,924)
5-Year U.S. Treasury Note	(4)	(482)	12/31/15	(2,914)
Euro-Bobl	(3)	(432)	12/8/15	(1,245)
Euro-Bund 10-Year Bond	(1)	(175)	12/8/15	(1,487)
				$(12,570)

AllianzGI Multi-Asset Real Return:
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation (Depreciation)
Long: Euro-Bund 10-Year Bond	1	$152	12/8/15	$3,776
Short: Dow Jones U.S. Real Estate Index	(14)	(388)	12/18/15	(15,028)
XAB Materials	(4)	(168)	12/18/15	10,990
				$(262)

360	September 30, 2015 |	Annual Report

(d) Forward foreign currency contracts outstanding at September 30, 2015:

AllianzGI Global Allocation:
	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value September 30, 2015	Unrealized Appreciation
Sold:
4,000,000 Euro settling 11/12/15	State Street Bank	$4,527,292	$4,472,411	$54,881

AllianzGI Best Styles Global Equity:
	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value September 30, 2015	Unrealized Appreciation (Depreciation)
Purchased:
140,862 Australian Dollar settling 10/1/15	Northern Trust Company	$98,539	$98,871	$332
124,116,863 Indonesian Rupiah settling 10/1/15	State Street Bank	8,458	8,472	14
130,440,736 Japanese Yen settling 10/1/15	Northern Trust Company	1,088,584	1,087,323	(1,261)
42,561 New Zealand Dollar settling 10/1/15	Northern Trust Company	26,955	27,209	254
60,127 Singapore Dollar settling 10/1/15	Northern Trust Company	42,093	42,252	159
8,016,904 South African Rand settling 10/1/15	Northern Trust Company	579,246	578,483	(763)
768,816 South African Rand settling 10/2/15	Northern Trust Company	55,461	55,476	15
224,717 Thai Baht settling 10/1/15	State Street Bank	6,208	6,191	(17)
				$(1,267)

AllianzGI Best Styles International Equity:
	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value September 30, 2015	Unrealized Appreciation (Depreciation)
Purchased:
93,803 Australian Dollar settling 10/6/15	Northern Trust Company	$65,994	$65,825	$(169)
133,168 Euro settling 10/5/15	Northern Trust Company	148,892	148,808	(84)
69,814,603 Japanese Yen settling 10/5/15	Northern Trust Company	581,905	581,977	72
				$(181)

AllianzGI China Equity:
	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value September 30, 2015	Unrealized Depreciation
Purchased:
299,796 Hong Kong Dollar settling 10/9/15	State Street Bank	$38,684	$38,683	$(1)
Sold:
1,665,625 Hong Kong Dollar settling 10/2/15	State Street Bank	214,909	214,918	(9)
187,860 Hong Kong Dollar settling 10/5/15	State Street Bank	24,240	24,240	—
				$(10)

AllianzGI Emerging Markets Consumer:
	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value September 30, 2015	Unrealized Appreciation (Depreciation)
Purchased:
10,181 Australian Dollar settling 10/6/15	Northern Trust Company	$7,163	$7,145	$(18)
1,065 Singapore Dollar settling 10/5/15	Northern Trust Company	748	748	—
638,870 South African Rand settling 10/7/15	Northern Trust Company	46,127	46,061	(66)
51,408 Turkish Lira settling 10/2/15	Northern Trust Company	16,959	16,987	28
				$(56)

Annual Report	| September 30, 2015	361

Notes to Financial Statements (cont’d)

September 30, 2015

AllianzGI Emerging Markets Debt:
	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value September 30, 2015	Unrealized Depreciation
Sold:
255,884 Euro settling 10/13/15	State Street Bank	$283,000	$285,971	$(2,971)

AllianzGI Emerging Markets Small-Cap:
	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value September 30, 2015	Unrealized Depreciation
Purchased:
276,305 South African Rand settling 10/7/15	Northern Trust Company	$19,949	$19,921	$(28)

AllianzGI Europe Equity Dividend:
	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value September 30, 2015	Unrealized Appreciation (Depreciation)
Sold:
744,135 British Pound settling 12/8/15	State Street Bank	$1,134,466	$1,125,340	$9,126
1,110,341 Euro settling 12/8/15	State Street Bank	1,240,886	1,242,050	(1,164)
1,564,703 Norwegian Krone settling 12/8/15	State Street Bank	188,492	183,601	4,891
110,000 Polish Zloty settling 12/8/15	State Street Bank	28,940	28,890	50
1,300,000 Swedish Krona settling 12/8/15	State Street Bank	154,523	155,562	(1,039)
109,000 Swiss Franc settling 12/8/15	State Street Bank	112,454	112,106	348
				$12,212

AllianzGI Global Fundamental Strategy:
	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value September 30, 2015	Unrealized Appreciation (Depreciation)
Purchased:
35,000,000 Indian Rupee settling 2/26/16	State Street Bank	$530,223	$519,952	$(10,271)
Sold:
400,000 Euro settling 12/15/15	State Street Bank	449,442	447,519	1,923
55,000,000 Japanese Yen settling 12/15/15	State Street Bank	458,008	459,028	(1,020)
				$(9,368)

AllianzGI NFJ Emerging Markets Value:
	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value September 30, 2015	Unrealized Appreciation
Purchased:
34,124 South African Rand settling 10/5/15	Northern Trust Company	$2,431	$2,461	$30

362	September 30, 2015 |	Annual Report

AllianzGI NFJ International Small-Cap Value:
	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value September 30, 2015	Unrealized Appreciation (Depreciation)
Sold:
317,309 Australian Dollar settling 10/2/15	Northern Trust Company	$221,754	$222,719	$(965)
420,177 Canadian Dollar settling 10/1/15	Northern Trust Company	313,128	314,857	(1,729)
138,295 Euro settling 10/2/15	Northern Trust Company	155,371	154,531	840
71,264,746 Japanese Yen settling 10/2/15	Northern Trust Company	595,242	594,046	1,196
123,133 New Zealand Dollar settling 10/2/15	Northern Trust Company	78,322	78,719	(397)
38,224 Singapore Dollar settling 10/2/15	Northern Trust Company	26,735	26,861	(126)
1,394,416 South African Rand settling 10/6/15	Northern Trust Company	99,598	100,550	(952)
				$(2,133)

AllianzGI NFJ International Value II:
	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value September 30, 2015	Unrealized Appreciation (Depreciation)
Purchased:
1,794,337 Japanese Yen settling 10/5/15	Northern Trust Company	$14,956	$14,958	$2
Sold:
6,027 Australian Dollar settling 10/1/15	Northern Trust Company	4,214	4,231	(17)
5,310 Australian Dollar settling 10/2/15	Northern Trust Company	3,710	3,727	(17)
4,445 Australian Dollar settling 10/6/15	Northern Trust Company	3,116	3,119	(3)
				$(35)

(e) At September 30, 2015, the following Funds pledged cash as collateral for derivatives:

Collateral
AllianzGI Retirement 2015	$30,833
AllianzGI Retirement 2020	73,605
AllianzGI Retirement 2025	97,621
AllianzGI Retirement 2030	123,443
AllianzGI Retirement 2035	124,073
AllianzGI Retirement 2040	112,542
AllianzGI Retirement 2045	76,291
AllianzGI Retirement 2050	73,605
AllianzGI Retirement 2055	30,583
AllianzGI Retirement Income	21,319
AllianzGI Global Allocation	3,253,498
AllianzGI Global Dynamic Allocation	141,510
AllianzGI Best Styles Emerging Markets Equity	71,426
AllianzGI Best Styles Global Equity	1,198,303
AllianzGI Best Styles U.S. Equity	150,000
AllianzGI Emerging Markets Debt	40,000
AllianzGI Global Fundamental Strategy	72,590
AllianzGI Multi-Asset Real Return	157,155
AllianzGI Structured Return	326,977
AllianzGI U.S. Equity Hedged	75,382

Glossary:

FTSE—Financial Times Stock Exchange

JSE—Johannesburg Stock Exchange Limited

Annual Report	| September 30, 2015	363

Notes to Financial Statements (cont’d)

September 30, 2015

MSCI—Morgan Stanley Capital International

EAFE—Europe, Australasia and Far East

OTC—Over-the-Counter

TOPIX—Tokyo Stock Price Index

8.	INCOME TAX INFORMATION

The tax year end for AllianzGI Global Megatrends is December 31, 2015. The tax information shown below for AllianzGI Global Megatrends is as of September 30, 2015 and subject to change. The final tax information for the Fund as of December 31, 2015 will be disclosed in the September 30, 2016 annual report.

The tax character of dividends and distributions paid was:

	Period ended September 30, 2015			Period or Year ended November 30, 2014			Period or Year ended November 30, 2013
	Ordinary Income(1)	15% Long-Term Capital Gain	25% Long-Term Capital Gain	Ordinary Income(1)	15% Long-Term Capital Gain	25% Long-Term Capital Gain	Ordinary Income(1)	15% Long-Term Capital Gain	Return of Capital
AllianzGI Retirement 2015	$1,024,772	$404,683	—	$557,163	—	—	$569,457	—	—
AllianzGI Retirement 2020	1,870,505	281,220	—	854,280	—	—	551,653	$54,370	—
AllianzGI Retirement 2025	2,006,113	54,027	—	834,956	—	—	502,164	2,816	—
AllianzGI Retirement 2030	2,427,032	616,797	—	1,116,872	—	—	681,422	51,668	—
AllianzGI Retirement 2035	1,923,846	494,420	—	791,580	—	—	396,441	3,140	—
AllianzGI Retirement 2040	2,022,301	835,211	—	823,105	$26,206	—	413,174	31,304	—
AllianzGI Retirement 2045	1,183,266	309,486	—	398,011	40,741	—	256,343	2,300	—
AllianzGI Retirement 2050	1,014,040	522,415	—	403,564	122,638	—	268,914	29,671	—
AllianzGI Retirement 2055	347,139	203,893	—	153,467	65,638	—	190,157	2,023	—
AllianzGI Retirement Income	1,189,320	495,351	—	567,772	—	—	1,042,050	131,871	$45,957
AllianzGI Global Allocation	6,931,204	2,430,501	—	4,374,925	—	—	7,494,791	—	—
AllianzGI Global Dynamic Allocation	286,382	516,921	—	256,253	675,794	—	213,519	74,549	—
AllianzGI Behavioral Advantage Large Cap	5,284,997	12,546,021	—	1,436,043	1,151,765	—	1,342,175	1,428	—
AllianzGI Best Styles Emerging Markets Equity	1,622	—	—	—	—	—	—	—	—
AllianzGI Best Styles Global Equity	1,556,672	108,086	—	—	—	—	—	—	—
AllianzGI Best Styles International Equity	3,944	—	—	—	—	—	—	—	—
AllianzGI Best Styles U.S. Equity	4,661	—	—	—	—	—	—	—	—
AllianzGI China Equity	126,725	131,769	—	34,320	—	—	89,688	—	—
AllianzGI Convertible	75,396,352	138,447,265	—	56,930,242	59,953,187	—	25,073,078	—	—
AllianzGI Emerging Markets Debt	1,172,666	—	—	—	—	—	—	—	—
AllianzGI Emerging Markets Small-Cap	769	—	—	—	—	—	—	—	—
AllianzGI Global Fundamental Strategy	767,744	—	—	266,052	1,391	—	—	—	—
AllianzGI Global Managed Volatility	982,509	938,658	—	659,576	299,591	—	687,260	10,217	—
AllianzGI Global Water	1,134,785	—	—	636,324	—	—	1,119,355	—	—
AllianzGI High Yield Bond	20,803,307	—	—	33,030,938	1,191,439	—	27,056,462	—	—
AllianzGI International Small-Cap	232,386	9,181,120	—	3,053,996	7,320,839	—	1,150,058	—	—
AllianzGI Micro Cap	—	3,310,538	—	—	2,678,999	—	—	2,229,870	—
AllianzGI Multi-Asset Real Return	78,078	—	—	111,905	7,560	$1,126	—	—	—

364	September 30, 2015 |	Annual Report

	Period ended September 30, 2015			Period or Year ended November 30, 2014			Period or Year ended November 30, 2013
	Ordinary Income(1)	15% Long-Term Capital Gain	25% Long-Term Capital Gain	Ordinary Income(1)	15% Long-Term Capital Gain	25% Long-Term Capital Gain	Ordinary Income(1)	15% Long-Term Capital Gain	Return of Capital
AllianzGI NFJ Emerging Markets Value	$463,119	$77,836	—	$201,994	—	—	$78,696	—	—
AllianzGI NFJ Global Dividend Value	1,640,893	3,821,388	—	3,125,190	$2,328,737	—	1,518,904	$113,295	—
AllianzGI NFJ International Small-Cap Value	694,996	1,270,385	—	470,540	140,105	—	96,855	—	—
AllianzGI NFJ International Value II	914,549	152,693	—	748,287	152,847	—	65,205	—	—
AllianzGI Short Duration High Income	36,222,572	—	—	33,350,451	—	—	18,939,326	—	—
AllianzGI Structured Return	362,889	642,101	$209	160,577	365,458	—	—	—	—
AllianzGI U.S. Equity Hedged	976,030	—	—	719,717	—	—	—	—	—
AllianzGI U.S. Small-Cap Growth	—	3,214,786	—	621,466	2,758,860	—	—	479,103	—
AllianzGI Ultra Micro Cap	—	975,821	—	—	552,167	—	—	38,663	—

(1)	Includes short-term capital gains, if any.

At September 30, 2015, the components of distributable earnings were:

	Ordinary Income	Long-Term Capital Gains	Capital Loss Carryforwards(2)	Late Year Ordinary Loss(3)
AllianzGI Retirement 2015	$670,134	—	$107,012	—
AllianzGI Retirement 2020	1,136,105	—	1,003,241	—
AllianzGI Retirement 2025	1,206,699	—	804,176	—
AllianzGI Retirement 2030	1,118,803	—	499,140	—
AllianzGI Retirement 2035	828,340	—	374,464	—
AllianzGI Retirement 2040	520,339	$51,497	—	—
AllianzGI Retirement 2045	300,967	54,011	—	—
AllianzGI Retirement 2050	204,994	382,503	—	—
AllianzGI Retirement 2055	68,944	85,622	—	—
AllianzGI Retirement Income	95,585	81,102	—	—
AllianzGI Global Allocation	77,595	11,279,614	—	—
AllianzGI Global Dynamic Allocation	37,875	399,089	—	—
AllianzGI Global Megatrends	2,068	—	—	—
AllianzGI Behavioral Advantage Large Cap	216,521	1,730,167	—	—
AllianzGI Best Styles Emerging Markets Equity	278,455	5,343	—	—
AllianzGI Best Styles Global Equity	1,933,936	—	693,569	—
AllianzGI Best Styles International Equity	1,495,501	—	—	—
AllianzGI Best Styles U.S. Equity	825,891	—	179,205	—
AllianzGI China Equity	155,436	—	575,529	—
AllianzGI Convertible	5,433,481	163,443,192	—	—
AllianzGI Emerging Markets Consumer	103,334	—	1,071,817	—
AllianzGI Emerging Markets Debt	50,184	—	1,007,040	—
AllianzGI Emerging Markets Small-Cap	88,898	—	184,100	—
AllianzGI Europe Equity Dividend	—	—	8,046	—
AllianzGI Global Fundamental Strategy	653,584	104,867	—	—
AllianzGI Global Managed Volatility	303,582	927,059	—	—
AllianzGI Global Sustainability	25,492	—	17,379	—
AllianzGI Global Water	957,839	607,569	4,021,290	—
AllianzGI High Yield Bond	228,024	—	8,606,672	—
AllianzGI International Growth	21,132	—	11,272	—
AllianzGI International Small-Cap	759,169	4,288,718	—	—

Annual Report	| September 30, 2015	365

Notes to Financial Statements (cont’d)

September 30, 2015

	Ordinary Income	Long-Term Capital Gains	Capital Loss Carryforwards(2)	Late Year Ordinary Loss(3)
AllianzGI Micro Cap	—	$2,723,767	$2,189,576	$421,466
AllianzGI Multi-Asset Real Return	$62,732	—	183,101	—
AllianzGI NFJ Emerging Markets Value	113,898	—	313,793	—
AllianzGI NFJ Global Dividend Value	232,242	2,258,257	—	—
AllianzGI NFJ International Small-Cap Value	366,688	236,486	—	—
AllianzGI NFJ International Value II	318,132	—	1,219,497	—
AllianzGI Short Duration High Income	5,610,394	—	11,789,082	—
AllianzGI Structured Return	403,590	—	181,054	—
AllianzGI U.S. Equity Hedged	161,509	—	1,018,939	—
AllianzGI U.S. Small-Cap Growth	—	1,850,938	—	210,216
AllianzGI Ultra Micro Cap	—	5,533,285	—	1,333,320

(2)	Capital loss carryforwards available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be disbursed.
(3)	Ordinary losses realized during the period January 1, 2015 through September 30, 2015, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

At September 30, 2015, capital loss carryforward amounts were:

					No Expiration(4)
	2017		2018		Short-Term		Long-Term
AllianzGI Retirement 2015	—		—		$107,012		—
AllianzGI Retirement 2020	—		—		1,003,241		—
AllianzGI Retirement 2025	—		—		804,176		—
AllianzGI Retirement 2030	—		—		499,140		—
AllianzGI Retirement 2035	—		—		374,464		—
AllianzGI Best Styles Global Equity	—		—		693,569		—
AllianzGI Best Styles U.S. Equity	—		—		—		$179,205
AllianzGI China Equity	—		—		541,704		33,825
AllianzGI Emerging Markets Consumer	—		—		1,071,817	*	—
AllianzGI Emerging Markets Debt	—		—		1,007,040		—
AllianzGI Emerging Markets Small-Cap	—		—		184,100	*	—
AllianzGI Europe Equity Dividend	—		—		8,046		—
AllianzGI Global Sustainability	—		—		17,379		—
AllianzGI Global Water	—		$4,021,290	*	—		—
AllianzGI High Yield Bond	—		—		4,173,449		4,433,223
AllianzGI International Growth	—		—		11,272		—
AllianzGI Micro Cap	$2,189,576	*	—		—		—
AllianzGI Multi-Asset Real Return	—		—		114,162		68,939
AllianzGI NFJ Emerging Markets Value	—		—		313,793		—
AllianzGI NFJ International Value II	—		—		503,152		716,345
AllianzGI Short Duration High Income	—		—		9,579,800		2,209,282
AllianzGI Structured Return	—		—		—		181,054
AllianzGI U.S. Equity Hedged	—		—		407,576		611,363

*	Subject to limitations under IRC Sections 381-384
(4)	Carryforward amounts are subject to the provision of the Regulated Investment Company Modernization Act of 2010.

366	September 30, 2015 |	Annual Report

For the period ended September 30, 2015, the Funds had capital loss carryforwards which were utilized as follows:

		Post-Enactment Utilized
	Pre-Enactment Utilized	Short-Term	Long-Term
AllianzGI Global Fundamental Strategy	—	—	$128,037
AllianzGI Global Water	$3,730,065	—	—
AllianzGI Micro Cap	1,938,057	—	—

For the period ended September 30, 2015, permanent “book-tax” adjustments were:

	Undistributed (Dividends in Excess of) Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-in Capital	Unrealized Appreciation (Depreciation)
AllianzGI Retirement 2015(a)(e)(g)(h)	$173,592	$(166,447)	$(7,145)	—
AllianzGI Retirement 2020(a)(e)(g)(h)	314,515	(304,273)	(10,242)	—
AllianzGI Retirement 2025(a)(e)(g)(h)	325,468	(313,523)	(11,945)	—
AllianzGI Retirement 2030(a)(e)(g)(h)	370,862	(360,209)	(10,653)	—
AllianzGI Retirement 2035(e)(g)(h)	333,307	(325,918)	(7,389)	—
AllianzGI Retirement 2040(a)(e)(g)(h)	358,023	(356,832)	(1,191)	—
AllianzGI Retirement 2045(e)(g)(h)	234,987	(232,724)	(2,263)	—
AllianzGI Retirement 2050(a)(e)(g)(h)	201,721	(200,596)	(1,125)	—
AllianzGI Retirement 2055(e)(g)(h)	73,786	(73,734)	(52)	—
AllianzGI Retirement Income(e)(g)(h)	157,599	(153,087)	(4,512)	—
AllianzGI Global Allocation(e)(f)(g)	1,546,194	(1,532,960)	(13,234)	—
AllianzGI Global Dynamic Allocation(a)(f)(g)(i)	43,406	(43,406)	—	—
AllianzGI Global Megatrends(e)	6	—	(6)	—
AllianzGI Behavioral Advantage Large Cap(h)(i)	(490)	490	—	—
AllianzGI Best Styles Emerging Markets Equity(b)(e)(f)	(2,542)	2,572	(30)	—
AllianzGI Best Styles Global Equity(a)(b)(f)(h)	(116,432)	121,457	(74)	$(4,951)
AllianzGI Best Styles International Equity(b)(f)	(97,395)	97,395	—	—
AllianzGI Best Styles U.S. Equity(b)(f)(h)(e)	(3,829)	3,939	(110)	—
AllianzGI China Equity(a)(b)(f)	31,834	(31,834)	—	—
AllianzGI Convertible(a)(j)(k)	7,981,806	(7,981,806)	—	—
AllianzGI Emerging Markets Consumer(e)(f)	(14,756)	14,761	(5)	—
AllianzGI Emerging Markets Debt(e)(f)(m)	(138,714)	139,207	(493)	—
AllianzGI Emerging Markets Small-Cap(b)(e)(f)(l)	(5,369)	5,375	(6)	—
AllianzGI Europe Equity Dividend(d)(e)(f)	(94,517)	110,726	(16,209)	—
AllianzGI Global Fundamental Strategy(c)(f)	326,631	(326,631)	—	—
AllianzGI Global Managed Volatility(b)(f)(h)	(6,128)	4,001	—	2,127
AllianzGI Global Sustainability(e)(f)	(5,464)	5,470	(6)	—
AllianzGI Global Water(f)	(390,817)	390,817	—	—
AllianzGI High Yield Bond(c)	1,180,744	(1,180,744)	—	—
AllianzGI International Growth(e)(f)	(7,209)	7,216	(7)	—
AllianzGI International Small-Cap(f)	(91,240)	91,240	—	—
AllianzGI Micro Cap(d)	527,212	—	(527,212)	—
AllianzGI Multi-Asset Real Return(b)(f)(g)(h)	9,376	(8,558)	—	(818)
AllianzGI NFJ Emerging Markets Value(b)(f)(l)	8,447	(8,447)	—	—
AllianzGI NFJ Global Dividend Value(f)	(81,172)	81,172	—	—
AllianzGI NFJ International Small-Cap Value(a)(b)(f)	39,865	(39,865)	—	—
AllianzGI NFJ International Value II(a)(b)(e)(f)	(23,850)	24,995	(1,145)	—
AllianzGI Short Duration High Income(c)(e)	4,095,358	(4,091,520)	(3,838)	—
AllianzGI Structured Return(a)(e)	(1,714)	2,074	(360)	—
AllianzGI U.S. Equity Hedged(a)(e)(h)	12,342	(10,902)	(1,440)	—
AllianzGI U.S. Small-Cap Growth(b)(d)	284,490	(1)	(284,489)	—
AllianzGI Ultra Micro Cap(d)	2,269,430	—	(2,269,430)	—

Annual Report	| September 30, 2015	367

Notes to Financial Statements (cont’d)

September 30, 2015

These permanent “book-tax” differences were primarily attributable to:

(a)	Reclassification of dividends/distributions
(b)	Reclassification of gains from securities classified as Passive Foreign Investment Companies (“PFICs”) for tax purposes
(c)	Treatment of bond premium amortization
(d)	Net operating losses
(e)	Reclassification of non-deductible expenses
(f)	Reclassification of gains and losses from foreign currency transactions
(g)	Reclassification of short-term capital gain dividends from underlying funds
(h)	Reclassifications related to investments in Real Estate Investment Trusts (REITs)
(i)	Reclassification from sales of securities with return of capital
(j)	Reclassification of gains from sale of contingent debt
(k)	Section 305 sales adjustment
(l)	Foreign capital gain tax
(m)	Reclassification of swap payments and gains from sales of swaps

Net investment income, net realized gains or losses and net assets were not affected by these adjustments.

At September 30, 2015, the aggregate cost basis and the net unrealized appreciation (depreciation) of investments (before options written) for federal income tax purposes were:

	Federal Tax Cost Basis(5)	Unrealized Appreciation	Unrealized Deprecation	Net Unrealized Appreciation (Depreciation)
AllianzGI Retirement 2015	$33,536,082	$93,372	$1,301,425	$(1,208,053)
AllianzGI Retirement 2020	72,273,212	100,663	3,226,234	(3,125,571)
AllianzGI Retirement 2025	73,425,641	88,618	3,638,980	(3,550,362)
AllianzGI Retirement 2030	72,743,628	211,602	3,860,516	(3,648,914)
AllianzGI Retirement 2035	57,912,061	203,452	3,272,535	(3,069,083)
AllianzGI Retirement 2040	46,447,928	275,237	2,724,564	(2,449,327)
AllianzGI Retirement 2045	25,779,573	232,297	1,569,097	(1,336,800)
AllianzGI Retirement 2050	22,873,682	187,783	1,338,594	(1,150,811)
AllianzGI Retirement 2055	6,360,044	101,989	437,207	(335,218)
AllianzGI Retirement Income	25,091,935	103,216	1,016,954	(913,738)
AllianzGI Global Allocation	305,479,574	3,143,910	10,062,420	(6,918,510)
AllianzGI Global Dynamic Allocation	7,685,269	20,894	319,635	(298,741)
AllianzGI Global Megatrends	3,000,000	19,946	253,294	(233,348)
AllianzGI Behavioral Advantage Large Cap	20,100,825	734,342	1,104,200	(369,858)
AllianzGI Best Styles Emerging Markets Equity	5,747,646	90,134	1,192,172	(1,102,038)
AllianzGI Best Styles Global Equity	296,163,689	3,528,626	12,609,425	(9,080,799)
AllianzGI Best Styles International Equity	63,354,654	876,526	5,562,058	(4,685,532)
AllianzGI Best Styles U.S. Equity	93,322,099	1,551,944	6,909,689	(5,357,745)
AllianzGI China Equity	5,824,828	39,178	1,049,732	(1,010,554)
AllianzGI Convertible	2,180,568,451	146,901,597	117,831,508	29,070,089
AllianzGI Emerging Markets Consumer	17,783,770	479,318	2,196,518	(1,717,200)
AllianzGI Emerging Markets Debt	30,317,114	70,952	2,185,456	(2,114,504)
AllianzGI Emerging Markets Small-Cap	9,176,874	263,234	1,013,418	(750,184)
AllianzGI Europe Equity Dividend	3,249,680	71,316	350,443	(279,127)
AllianzGI Global Fundamental Strategy	20,382,185	714,819	1,739,878	(1,025,059)
AllianzGI Global Managed Volatility	2,795,229	145,109	153,914	(8,805)
AllianzGI Global Sustainability	3,117,549	87,823	276,405	(188,582)
AllianzGI Global Water	331,098,117	29,697,721	22,260,117	7,437,604
AllianzGI High Yield Bond	350,545,456	3,768,244	37,150,260	(33,382,016)
AllianzGI International Growth	3,076,406	122,056	306,501	(184,445)
AllianzGI International Small-Cap	101,876,863	19,662,450	9,554,633	10,107,817
AllianzGI Micro Cap	46,517,177	9,495,134	3,650,725	5,844,409
AllianzGI Multi-Asset Real Return	4,997,050	161,103	838,507	(677,404)

368	September 30, 2015 |	Annual Report

	Federal Tax Cost Basis(5)	Unrealized Appreciation	Unrealized Deprecation	Net Unrealized Appreciation (Depreciation)
AllianzGI NFJ Emerging Markets Value	$9,424,696	$218,133	$1,746,282	$(1,528,149)
AllianzGI NFJ Global Dividend Value	26,287,899	1,025,800	4,075,224	(3,049,424)
AllianzGI NFJ International Small-Cap Value	12,470,891	563,167	1,443,382	(880,215)
AllianzGI NFJ International Value II	49,044,222	1,636,867	7,429,937	(5,793,070)
AllianzGI Short Duration High Income	1,112,928,417	726,134	50,299,376	(49,573,242)
AllianzGI Structured Return	84,876,272	—	—	—
AllianzGI U.S. Equity Hedged	14,659,248	—	—	—
AllianzGI U.S. Small-Cap Growth	33,333,004	6,619,388	2,668,080	3,951,308
AllianzGI Ultra Micro Cap	76,393,871	23,104,198	6,731,532	16,372,666

(5)	Differences, if any, between book and tax cost basis are primarily attributable to wash sale loss deferrals, return of capital distributions from underlying funds, return of capital distributions from REITs, PFIC mark-to-market, differing treatment of bond premium amortization, mixed straddle adjustments, Section 305 adjustments and mark-to-market on options contracts purchased.

Annual Report	| September 30, 2015	369

Notes to Financial Statements (cont’d)

September 30, 2015

9.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with $0.0001 par value. Changes in shares of beneficial interest were as follows:

	AllianzGI Retirement 2015
	Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014		Year ended 11/30/2013
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	89,143	$1,696,448	565,795	$11,168,574	339,353	$6,590,045
Class C	3,911	72,140	15,337	298,797	9,440	180,334
Class D	343	6,522	17	332	5,336	103,137
Class R	4,569	87,148	1,134	22,530	2,422	46,614
Class P	447,718	8,680,317	171,764	3,325,289	72,831	1,426,157
Class R6	276,445	5,197,624	715,197	14,343,900	72,899	1,421,553
Administrative Class	39,583	762,012	16,965	335,842	236,281	4,647,163

Issued in reinvestment of dividends and distributions:
Class A	24,968	472,907	10,510	201,688	7,679	146,212
Class C	1,603	30,238	736	14,041	1,957	36,887
Class D	131	2,519	120	2,326	1,909	36,338
Class R	342	6,532	76	1,464	691	13,152
Class P	12,422	237,540	4,379	84,782	5,757	110,299
Class R6	29,248	559,535	9,220	178,596	11,467	219,816
Administrative Class	6,206	118,530	3,808	73,602	21	397

Cost of shares redeemed:
Class A	(216,708)	(4,121,293)	(205,257)	(4,032,346)	(188,595)	(3,639,746)
Class C	(22,186)	(421,446)	(35,474)	(694,946)	(43,276)	(822,629)
Class D	(2,430)	(47,622)	(5,313)	(104,936)	(63,597)	(1,225,620)
Class R	(2,915)	(56,290)	(2,592)	(50,484)	(15,487)	(301,376)
Class P	(90,011)	(1,744,140)	(190,596)	(3,761,904)	(75,304)	(1,455,480)
Class R6	(462,989)	(9,048,552)	(440,624)	(8,878,990)	(115,021)	(2,243,140)
Administrative Class	(163,979)	(3,127,761)	(47,231)	(938,663)	(51,879)	(1,007,395)
Net increase (decrease) resulting from Fund share transactions	(24,586)	$(637,092)	587,971	$11,589,494	214,884	$4,282,718

†	Fiscal year end changed from November 30th to September 30th.

370	September 30, 2015 |	Annual Report

AllianzGI Retirement 2020						AllianzGI Retirement 2025
Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014		Year ended 11/30/2013		Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014		Year ended 11/30/2013
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

132,585	$2,507,411	1,433,411	$28,178,631	603,165	$11,502,340	192,193	$3,192,650	1,335,068	$22,916,623	869,581	$14,411,889
753	14,262	4,810	94,427	14,893	283,810	—	—	—	—	—	—
20,789	394,104	2,880	56,444	4,872	91,607	—	—	—	—	—	—
6,858	131,554	5,007	97,615	5,741	108,954	17,234	284,623	35,394	595,164	16,658	275,121
794,195	15,354,249	333,605	6,405,645	309,334	5,912,317	1,239,633	20,766,984	703,711	11,746,860	131,727	2,202,601
451,840	8,499,450	159,121	3,113,834	62,648	1,201,673	353,842	5,780,122	225,478	3,834,014	39,346	655,355
34,999	669,041	82,204	1,617,550	457,658	8,868,219	33,256	559,615	117,954	2,028,052	672,665	11,362,396

59,497	1,121,609	19,810	376,585	12,660	236,750	56,031	928,554	25,283	421,464	15,518	252,174
574	10,834	225	4,276	194	3,612	—	—	—	—	—	—
403	7,649	262	5,007	358	6,724	—	—	—	—	—	—
1,600	30,240	772	14,703	1,332	24,921	1,547	25,614	1,097	18,248	1,448	23,496
28,592	545,068	8,058	154,714	7,232	136,329	34,127	569,048	4,784	80,182	6,306	102,792
10,546	201,268	8,358	160,647	10,236	193,174	10,660	177,836	6,502	108,975	7,183	117,165
12,357	234,411	7,237	138,300	240	4,513	21,013	349,868	11,996	200,811	69	1,137

(267,327)	(5,063,177)	(168,555)	(3,278,677)	(196,186)	(3,738,689)	(366,880)	(6,074,933)	(318,923)	(5,466,861)	(133,589)	(2,215,838)
(7,050)	(133,941)	(4,003)	(78,690)	(11,623)	(219,671)	—	—	—	—	—	—
(2,670)	(51,348)	(5,733)	(113,637)	(2,636)	(50,334)	—	—	—	—	—	—
(2,000)	(38,099)	(7,690)	(150,766)	(3,012)	(56,238)	(9,777)	(163,736)	(22,892)	(383,869)	(50,850)	(843,426)
(301,065)	(5,850,830)	(99,035)	(1,960,444)	(201,003)	(3,841,134)	(243,270)	(4,080,092)	(167,809)	(2,872,130)	(115,589)	(1,929,703)
(95,928)	(1,834,478)	(270,027)	(5,377,317)	(90,749)	(1,746,394)	(124,282)	(2,129,609)	(142,236)	(2,478,415)	(71,932)	(1,201,089)
(353,385)	(6,700,959)	(58,748)	(1,155,300)	(87,446)	(1,677,656)	(679,887)	(11,278,230)	(55,774)	(962,168)	(48,964)	(810,805)
526,163	$10,048,318	1,451,969	$28,303,547	897,908	$17,244,827	535,440	$8,908,314	1,759,633	$29,786,950	1,339,577	$22,403,265

Annual Report	| September 30, 2015	371

Notes to Financial Statements (cont’d)

September 30, 2015

	AllianzGI Retirement 2030
	Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014		Year ended 11/30/2013
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	174,222	$3,470,882	928,027	$19,420,259	436,817	$8,660,866
Class C	2,243	44,713	6,650	138,830	14,764	291,091
Class D	910	18,395	2,113	43,399	18,337	367,695
Class R	18,004	358,845	18,581	388,307	28,801	576,076
Class P	893,531	18,121,370	541,841	11,072,179	223,730	4,460,149
Class R6	431,514	8,680,478	268,513	5,654,075	149,676	3,028,841
Administrative Class	29,310	594,012	92,910	1,960,346	495,163	10,095,568

Issued in reinvestment of dividends and distributions:
Class A	58,437	1,160,152	21,054	427,836	12,325	238,512
Class C	1,246	24,683	495	10,033	604	11,625
Class D	1,350	26,993	637	13,023	549	10,676
Class R	2,223	44,348	896	18,290	1,572	30,514
Class P	45,311	911,963	8,988	184,881	7,920	154,924
Class R6	21,483	433,036	12,548	258,616	14,466	283,260
Administrative Class	21,222	425,945	9,758	200,325	50	982

Cost of shares redeemed:
Class A	(239,288)	(4,787,605)	(225,966)	(4,705,694)	(501,231)	(9,937,403)
Class C	(3,626)	(71,625)	(10,583)	(219,126)	(10,256)	(203,117)
Class D	(4,330)	(87,469)	(3,534)	(74,687)	(14,044)	(282,332)
Class R	(11,094)	(224,740)	(10,198)	(211,997)	(27,867)	(559,660)
Class P	(275,257)	(5,689,229)	(90,735)	(1,921,242)	(116,414)	(2,350,577)
Class R6	(190,260)	(3,857,262)	(389,999)	(8,258,015)	(104,884)	(2,119,284)
Administrative Class	(405,786)	(8,103,240)	(80,462)	(1,695,999)	(67,647)	(1,366,361)
Net increase resulting from Fund share transactions	571,365	$11,494,645	1,101,534	$22,703,639	562,431	$11,392,045

†	Fiscal year end changed from November 30th to September 30th.

372	September 30, 2015 |	Annual Report

AllianzGI Retirement 2035						AllianzGI Retirement 2040
Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014		Year ended 11/30/2013		Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014		Year ended 11/30/2013
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

147,413	$2,594,889	816,929	$14,941,272	411,160	$7,045,369	103,660	$2,114,947	602,125	$13,046,627	265,931	$5,292,401
—	—	—	—	—	—	1,905	38,082	3,035	65,077	5,701	115,381
—	—	—	—	—	—	5,578	115,893	1,915	41,790	2,510	50,598
42,588	742,117	9,352	170,961	8,199	141,502	16,725	340,684	13,129	283,949	13,107	265,360
1,044,654	18,440,918	572,738	10,179,074	107,100	1,859,117	494,445	10,152,899	396,823	8,391,622	153,985	3,118,212
205,966	3,546,141	155,191	2,843,057	29,687	516,675	415,826	8,439,147	207,481	4,538,383	117,735	2,407,465
19,717	352,794	78,765	1,447,310	624,137	10,953,335	19,468	404,657	37,217	809,484	268,154	5,509,615

51,340	897,707	16,679	297,724	6,767	112,357	52,985	1,074,907	14,621	309,393	5,559	107,358
—	—	—	—	—	—	672	13,636	239	5,039	258	4,979
—	—	—	—	—	—	609	12,389	203	4,300	298	5,762
2,540	44,450	922	16,445	1,376	22,802	3,740	75,763	1,013	21,388	1,195	23,011
45,774	806,090	6,302	113,126	6,969	116,059	37,310	764,222	5,671	121,070	3,587	69,656
9,856	173,746	7,644	137,282	8,659	144,295	28,425	583,008	12,498	266,724	11,830	230,004
27,828	488,677	12,521	224,389	83	1,441	15,822	322,618	5,623	119,471	44	866

(136,463)	(2,399,574)	(116,775)	(2,135,925)	(40,516)	(704,143)	(204,151)	(4,131,972)	(114,672)	(2,480,516)	(111,633)	(2,233,984)
—	—	—	—	—	—	(4,292)	(88,674)	(5,844)	(125,784)	(1,010)	(20,868)
—	—	—	—	—	—	(4,504)	(94,006)	(2,906)	(62,937)	(4,608)	(92,574)
(7,137)	(125,026)	(4,604)	(85,076)	(9,070)	(155,978)	(14,983)	(302,654)	(7,288)	(158,731)	(2,746)	(55,701)
(242,848)	(4,320,264)	(115,777)	(2,127,542)	(61,753)	(1,071,313)	(179,180)	(3,778,135)	(90,176)	(1,975,572)	(58,310)	(1,208,528)
(198,771)	(3,657,433)	(131,228)	(2,440,381)	(19,236)	(334,449)	(183,462)	(3,754,224)	(315,133)	(6,958,416)	(63,127)	(1,309,076)
(626,008)	(10,923,840)	(43,975)	(806,171)	(50,437)	(882,821)	(249,495)	(5,056,247)	(37,880)	(821,095)	(34,293)	(714,490)
386,449	$6,661,392	1,264,684	$22,775,545	1,023,125	$17,764,248	357,103	$7,246,940	727,694	$15,441,266	574,167	$11,565,447

Annual Report	| September 30, 2015	373

Notes to Financial Statements (cont’d)

September 30, 2015

	AllianzGI Retirement 2045
	Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014		Year ended 11/30/2013
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	121,815	$2,189,486	351,881	$6,635,440	242,384	$4,226,932
Class C	—	—	—	—	—	—
Class D	—	—	—	—	—	—
Class R	7,124	128,195	5,261	99,251	4,475	78,591
Class P	248,013	4,484,334	374,167	6,834,798	58,550	1,030,558
Class R6	163,238	2,855,929	55,303	1,043,172	22,228	394,677
Administrative Class	18,257	334,546	25,662	486,607	88,050	1,560,963

Issued in reinvestment of dividends and distributions:
Class A	31,319	560,986	10,650	196,475	4,486	74,602
Class C	—	—	—	—	—	—
Class D	—	—	—	—	—	—
Class R	1,310	23,426	412	7,597	557	9,250
Class P	30,252	544,974	3,796	70,620	3,149	52,530
Class R6	15,015	270,810	6,710	124,598	7,280	121,489
Administrative Class	5,111	91,806	2,123	39,271	38	651

Cost of shares redeemed:
Class A	(81,428)	(1,446,463)	(65,555)	(1,241,169)	(19,411)	(352,039)
Class C	—	—	—	—	—	—
Class D	—	—	—	—	—	—
Class R	(4,200)	(75,685)	(1,225)	(23,327)	(3,130)	(55,001)
Class P	(103,062)	(1,876,505)	(42,668)	(819,648)	(32,773)	(581,041)
Class R6	(251,359)	(4,704,870)	(21,916)	(422,785)	(4,148)	(75,514)
Administrative Class	(94,775)	(1,688,865)	(18,161)	(345,338)	(6,376)	(115,274)
Net increase (decrease) resulting from Fund share transactions	106,630	$1,692,104	686,440	$12,685,562	365,359	$6,371,374

†	Fiscal year end changed from November 30th to September 30th.

374	September 30, 2015 |	Annual Report

AllianzGI Retirement 2050						AllianzGI Retirement 2055
Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014		Year ended 11/30/2013		Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014		Year ended 11/30/2013
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

67,481	$1,368,741	184,392	$4,003,253	30,447	$610,616	39,299	$681,612	62,661	$1,165,536	7,089	$123,004
1,168	23,563	848	18,153	2,441	50,382	—	—	—	—	—	—
1,525	31,580	1,934	41,897	6,501	131,630	—	—	—	—	—	—
6,970	140,877	5,260	114,561	7,563	151,084	6,391	110,220	4,091	75,584	1,870	32,596
206,132	4,309,416	218,872	4,652,264	36,217	734,226	67,485	1,171,954	61,933	1,143,776	10,234	178,050
268,274	5,399,782	142,748	3,131,628	128,943	2,638,528	52,689	886,677	17,208	327,478	20,476	363,504
17,301	358,324	15,235	333,045	57,615	1,183,558	8,006	141,084	7,983	149,207	11,999	211,301

17,095	344,624	4,363	93,070	980	18,646	4,664	80,679	1,172	21,356	79	1,290
452	9,070	157	3,333	79	1,486	—	—	—	—	—	—
754	15,284	472	10,080	347	6,607	—	—	—	—	—	—
1,973	39,816	663	14,134	660	12,530	558	9,642	153	2,791	124	2,031
23,598	480,976	3,259	70,571	1,415	27,124	4,703	81,946	859	15,862	202	3,316
27,481	561,437	13,791	296,988	12,077	231,563	20,218	352,983	9,281	170,105	11,280	184,908
4,076	82,801	1,765	37,821	33	629	1,432	24,871	492	8,985	39	635

(42,998)	(872,728)	(17,588)	(384,126)	(54,766)	(1,068,408)	(14,937)	(259,710)	(12,856)	(234,967)	(569)	(10,028)
(3)	(65)	(214)	(4,743)	(40)	(797)	—	—	—	—	—	—
(4,513)	(95,320)	(4,712)	(102,260)	(1,779)	(35,285)	—	—	—	—	—	—
(3,213)	(65,947)	(2,304)	(49,752)	(3,520)	(71,730)	(1,076)	(18,673)	(465)	(8,626)	(343)	(6,079)
(57,502)	(1,206,504)	(49,914)	(1,093,827)	(12,223)	(247,808)	(35,517)	(639,651)	(3,433)	(64,844)	(992)	(17,648)
(285,193)	(6,040,756)	(150,620)	(3,320,055)	(58,360)	(1,213,335)	(174,240)	(2,955,478)	(815)	(15,132)	(1,691)	(29,665)
(45,825)	(928,103)	(15,510)	(343,282)	(3,472)	(72,436)	(15,010)	(258,934)	(1,368)	(25,758)	(790)	(13,833)
205,033	$3,956,868	352,897	$7,522,753	151,158	$3,088,810	(35,335)	$(590,778)	146,896	$2,731,353	59,007	$1,023,382

Annual Report	| September 30, 2015	375

Notes to Financial Statements (cont’d)

September 30, 2015

	AllianzGI Retirement Income
	Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014		Year ended 11/30/2013
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	74,101	$1,357,874	277,751	$5,324,689	76,446	$1,456,041
Class B	—	—	—	—	—	—
Class C	33,621	608,084	29,059	554,674	30,550	575,686
Class D	3,122	57,336	4,586	89,080	31,610	606,234
Class R	1,876	35,333	3,714	73,267	1,521	29,649
Class P	154,273	2,877,660	259,938	4,960,657	168,171	3,226,547
Institutional Class	—	—	—	—	—	—
Class R6	130,350	2,315,516	121,093	2,307,728	85,636	1,611,604
Administrative Class	1,058	20,106	12,601	245,703	141,253	2,741,571

Issued in reinvestment of dividends and distributions:
Class A	21,439	391,225	5,138	98,989	10,998	207,020
Class B	—	—	—	—	—	—
Class C	11,636	210,553	2,353	45,087	10,949	204,425
Class D	3,291	60,391	872	16,924	3,276	61,972
Class R	662	12,486	126	2,510	237	4,597
Class P	19,389	358,423	7,746	151,273	12,790	243,413
Institutional Class	—	—	—	—	—	—
Class R6	31,290	566,932	11,265	215,784	24,141	451,103
Administrative Class	4,530	83,891	1,903	37,092	1,624	30,372

Cost of shares redeemed:
Class A	(75,956)	(1,392,748)	(184,344)	(3,547,224)	(113,932)	(2,155,720)
Class B	—	—	—	—	—	—
Class C	(79,285)	(1,431,144)	(55,702)	(1,055,914)	(174,179)	(3,264,397)
Class D	(4,612)	(84,823)	(11,788)	(227,211)	(57,101)	(1,074,324)
Class R	(42)	(787)	(828)	(16,175)	(3,238)	(63,934)
Class P	(187,437)	(3,536,367)	(174,487)	(3,404,901)	(194,801)	(3,706,715)
Institutional Class	—	—	—	—	—	—
Class R6	(187,221)	(3,460,594)	(142,315)	(2,735,083)	(197,843)	(3,758,560)
Administrative Class	(106,488)	(1,969,104)	(40,737)	(786,766)	(15,164)	(283,956)
Net increase (decrease) resulting from Fund share transactions	(150,403)	$(2,919,757)	127,944	$2,350,183	(157,056)	$(2,857,372)

#	For the period September 8, 2015 (commencement of share class) through September 30, 2015. “Shares sold” includes shares sold to AFI.
†	Fiscal year end changed from November 30th to September 30th.

376	September 30, 2015 |	Annual Report

AllianzGI Global Allocation						AllianzGI Global Dynamic Allocation
Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014		Year ended 11/30/2013		Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014		Year ended 11/30/2013
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

3,523,988	$39,351,005	488,819	$5,873,282	650,172	$7,485,478	34,651	$642,318	13,404	$292,209	29,219	$677,830
373	4,453	2,464	30,262	6,790	80,274	—	—	—	—	—	—
222,765	2,640,080	213,160	2,598,606	306,134	3,563,605	4,502	83,761	4,738	101,602	8,519	191,618
39,007	453,715	113,628	1,360,961	84,238	964,066	3,454	64,818	4,698	104,018	13,390	311,015
—	—	—	—	—	—	2,683	51,113	6,213	141,517	3,818	88,855
76,405	895,666	90,351	1,093,598	140,168	1,610,906	693	12,676	237	5,393	879	20,000
1,465,204	16,934,460	1,399,068	16,736,242	1,462,202	16,475,092	119,615	2,270,977	10,994	247,967	19,000	433,953
8,472,265 #	92,327,464 #	—	—	—	—	—	—	—	—	—	—
297	3,526	1,043	12,798	5,944	68,916	58	1,102	252	5,517	—	—

216,721	2,530,019	107,244	1,295,082	202,512	2,264,319	7,190	134,828	8,921	191,140	1,479	31,867
4,438	53,033	2,373	29,152	9,534	108,471	—	—	—	—	—	—
166,107	1,967,395	64,439	786,340	156,805	1,773,598	9,196	170,038	8,945	189,428	1,968	41,928
9,237	107,355	2,898	34,933	1,173	13,150	870	16,245	2,579	54,881	212	4,545
68	795	29	351	51	563	1,048	19,537	774	16,508	35	753
1,829	21,293	978	11,777	1,957	21,872	308	5,765	279	5,969	32	692
326,558	3,771,423	149,348	1,787,276	220,253	2,440,727	24,181	453,433	21,933	470,228	9,653	207,625
3 #	32 #	—	—	—	—	—	—	—	—	—	—
94	1,128	47	587	4,830	54,859	185	3,455	131	2,792	31	658

(1,089,087)	(12,724,136)	(1,067,994)	(12,901,939)	(1,358,968)	(15,588,863)	(15,729)	(291,968)	(29,245)	(638,957)	(14,440)	(330,565)
(108,220)	(1,295,494)	(95,177)	(1,166,655)	(161,681)	(1,874,028)	—	—	—	—	—	—
(829,151)	(9,816,943)	(940,056)	(11,488,956)	(1,129,703)	(13,058,303)	(8,536)	(161,093)	(11,062)	(244,700)	(9,425)	(213,799)
(21,121)	(246,602)	(32,083)	(386,436)	(9,214)	(105,094)	(6,228)	(119,890)	(17,776)	(391,639)	(1,572)	(36,382)
—	—	—	—	—	—	(1,858)	(34,909)	(4,815)	(110,410)	(1,097)	(24,512)
(65,242)	(763,867)	(80,551)	(982,880)	(98,504)	(1,120,655)	—	—	(237)	(5,266)	—	—
(1,189,573)	(13,790,520)	(1,163,787)	(13,963,585)	(1,084,456)	(12,213,671)	(36,744)	(700,616)	(11,524)	(264,374)	(122,046)	(2,920,674)
(3,027)#	(32,709)#	—	—	—	—	—	—	—	—	—	—
(669)	(8,318)	(432)	(5,198)	(155,060)	(1,767,402)	(351)	(6,674)	—	—	—	—
11,219,269	$122,384,253	(744,191)	$(9,244,402)	(744,823)	$(8,802,120)	139,188	$2,614,916	9,439	$173,823	(60,345)	$(1,514,593)

Annual Report	| September 30, 2015	377

Notes to Financial Statements (cont’d)

September 30, 2015

	AllianzGI Global Megatrends		AllianzGI Behavioral Advantage Large Cap
	Period from 2/2/2015†† through 9/30/2015†		Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014		Year ended 11/30/2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	—	$—	221,645	$4,792,646	162,296	$3,827,973	381,505	$8,441,306
Class C	—	—	25,819	595,452	12,353	284,894	5,241	111,787
Class D	—	—	118,622	2,761,053	33,945	821,450	25,397	475,978
Class P	1,612	25,000	—	—	3,788	92,492	—	—
Institutional Class	190	3,000	192,084	4,329,364	1,871,574	44,216,425	1,247,607	25,277,771
Class R6	—	—	—	—	—	—	—	—

Issued in reinvestment of dividends and distributions:
Class A	—	—	11,273	236,093	1,899	42,711	139	2,505
Class C	—	—	10,623	215,605	468	10,364	250	4,469
Class D	—	—	30,442	621,362	313	6,971	406	7,289
Class P	—	—	1,427	30,275	32	714	51	920
Institutional Class	—	—	664,256	14,293,625	96,471	2,172,662	73,598	1,327,554
Class R6	—	—	—	—	—	—	—	—

Cost of shares redeemed:
Class A	—	—	(577,683)	(11,338,632)	(136,703)	(3,281,256)	(21,301)	(478,932)
Class C	—	—	(15,717)	(296,644)	(3,656)	(89,007)	(162)	(3,571)
Class D	—	—	(78,989)	(1,640,311)	(2,052)	(49,299)	(19,009)	(388,643)
Class P	(319)	(4,581)	(588)	(12,046)	(28)	(684)	—	—
Institutional Class	—	—	(2,891,123)	(62,493,252)	(1,134,784)	(27,583,735)	(186,572)	(4,005,345)
Class R6	—	—	—	—	—	—	—	—
Net increase (decrease) resulting from Fund share transactions	1,483	$23,419	(2,287,909)	$(47,905,410)	905,916	$20,472,675	1,507,150	$30,773,088

#	For the period December 22, 2014 (commencement of share class) through September 30, 2015. “Shares sold” includes shares sold to AFI.
*	Actual amount rounds to less than one share.
†	Fiscal year end changed from November 30th to September 30th.
††	Commencement of operations.

378	September 30, 2015 |	Annual Report

AllianzGI Best Styles Emerging Markets Equity			AllianzGI Best Styles Global Equity						AllianzGI Best Styles International Equity			AllianzGI Best Styles U.S. Equity
Period from 12/9/2014†† through 9/30/2015†			Period from 12/1/2014 through 9/30/2015†				Period from 12/2/2013†† through 11/30/2014		Period from 12/9/2014†† through 9/30/2015†			Period from 12/1/2014†† through 9/30/2015†
Shares		Amount	Shares		Amount		Shares	Amount	Shares		Amount	Shares	Amount

—		$—	2,236,215		$33,595,570		—	$—	—		$—	—	$—
—		—	—		—		—	—	—		—	—	—
—		—	—		—		—	—	—		—	—	—
—		—	297,463	#	4,866,887	#	—	—	—		—	1,104	16,784
—		—	25,402		402,955		—	—	—		—	123,958	1,842,492
39,500		580,298	16,607,294		252,142,372		2,418,239	36,454,373	4,696,379		69,498,928	7,409,955	111,292,201

—		—	38		610		—	—	—		—	—	—
—		—	—		—		—	—	—		—	—	—
—		—	—		—		—	—	—		—	—	—
—	*	2	69	#	1,116	#	—	—	1		7	1	14
—	*	3	37		578		—	—	—	*	7	1	15
112		1,617	105,898		1,662,454		—	—	268		3,930	309	4,632

—		—	(18,416)		(270,058)		—	—	—		—	—	—
—		—	—		—		—	—	—		—	—	—
—		—	—		—		—	—	—		—	—	—
—		—	(20,374	)#	(325,958	)#	—	—	—		—	—	—
—		—	(1,040)		(15,000)		—	—	—		—	—	—
(1,359)		(20,758)	(1,704,169)		(26,738,507)		(736,256)	(11,914,060)	(972,584)		(15,102,473)	(1,525,644)	(23,212,297)
38,253		$561,162	17,528,417		$265,323,019		1,681,983	$24,540,313	3,724,064		$54,400,399	6,009,684	$89,943,841

Annual Report	| September 30, 2015	379

Notes to Financial Statements (cont’d)

September 30, 2015

	AllianzGI China Equity
	Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014		Year ended 11/30/2013
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	257,894	$5,393,871	47,977	$836,508	2,710	$41,971
Class C	6,605	137,663	333	5,524	2,030	32,377
Class D	171,878	3,569,094	97,121	1,696,266	46,920	725,761
Class R	—	—	—	—	—	—
Class P	5,313	115,097	118,589	2,120,128	—	—
Institutional Class	24,387	461,464	4,105	65,077	6,213	96,128
Administrative Class	—	—	—	—	—	—

Issued in reinvestment of dividends and distributions:
Class A	1,992	34,891	72	1,192	133	2,022
Class C	116	2,137	— *	2	— *	1
Class D	1,472	26,487	96	1,635	733	11,196
Class R	—	—	—	—	—	—
Class P	34	635	3	45	15	226
Institutional Class	11,528	194,198	1,934	31,446	5,019	76,243
Administrative Class	—	—	—	—	—	—

Cost of shares redeemed:
Class A	(224,080)	(4,156,046)	(34,924)	(587,180)	(4,000)	(62,748)
Class C	(1,124)	(18,909)	(1,878)	(29,652)	(2,705)	(40,672)
Class D	(140,813)	(2,649,126)	(93,591)	(1,640,283)	(58,913)	(908,783)
Class R	—	—	—	—	—	—
Class P	(6,539)	(122,327)	(117,198)	(2,030,207)	(955)	(15,129)
Institutional Class	(78,076)	(1,270,459)	(4,222)	(71,492)	(4,470)	(67,415)
Administrative Class	—	—	—	—	—	—
Net increase (decrease) resulting from Fund share transactions	30,587	$1,718,670	18,417	$399,009	(7,270)	$(108,822)

*	Actual amount rounds to less than one share.
†	Fiscal year end changed from November 30th to September 30th.
††	Commencement of operations.

380	September 30, 2015 |	Annual Report

AllianzGI Convertible						AllianzGI Emerging Markets Consumer		AllianzGI Emerging Markets Debt
Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014		Year ended 11/30/2013		Period from 12/1/2014†† through 9/30/2015†		Period from 12/1/2014 through 9/30/2015†		Period from 9/15/2014†† through 11/30/2014
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

3,626,484	$125,525,300	9,378,536	$333,949,448	8,591,634	$280,372,826	2,339	$36,200	—	$—	—	$—
196,378	6,720,245	783,892	27,624,284	2,204,183	72,452,081	—	—	—	—	—	—
279,673	9,669,768	1,531,177	54,245,530	5,516,035	178,731,349	—	—	—	—	—	—
17,546	600,277	36,759	1,298,733	9,446	291,603	—	—	—	—	—	—
858,668	29,451,200	2,654,621	94,076,352	6,525,498	215,786,524	—	—	—	—	—	—
2,978,224	101,761,273	16,075,929	572,163,253	28,046,811	896,431,887	1,346,070	19,039,784	31,388	456,358	201	3,000
2,435	84,297	29,719	1,046,515	512,078	16,761,400	—	—	—	—	—	—

1,081,811	36,459,875	480,991	16,815,149	65,158	2,055,284	—	—	25	361	—	—
175,845	5,912,739	83,150	2,880,924	8,104	254,332	—	—	20	284	—	—
177,909	5,987,160	144,620	5,010,224	26,167	828,429	—	—	—	—	—	—
2,831	95,130	866	30,474	36	1,142	—	—	—	—	—	—
392,319	13,196,296	206,303	7,175,753	30,015	942,805	—	—	26	376	—	—
2,113,040	71,027,752	1,272,195	44,097,511	369,146	11,475,867	—	—	82,465	1,171,645	—	—
8,456	284,529	12,056	413,373	3,411	106,752	—	—	—	—	—	—

(3,477,495)	(119,395,110)	(5,777,035)	(206,419,460)	(2,833,097)	(90,812,118)	—	—	—	—	—	—
(705,403)	(24,249,719)	(645,134)	(23,108,475)	(258,945)	(8,315,914)	—	—	—	—	—	—
(735,602)	(25,167,460)	(2,993,607)	(106,473,571)	(3,324,374)	(105,812,204)	—	—	—	—	—	—
(10,248)	(350,965)	(9,438)	(340,913)	(5,624)	(175,584)	—	—	—	—	—	—
(2,396,779)	(81,213,495)	(3,911,003)	(139,870,968)	(1,231,953)	(39,106,476)	—	—	—	—	—	—
(9,389,385)	(322,160,501)	(13,963,182)	(496,357,887)	(11,470,946)	(373,729,722)	(276,639)	(3,771,216)	(515)	(7,372)	—	—
(52,262)	(1,769,916)	(309,931)	(11,049,724)	(221,785)	(7,167,569)	—	—	—	—	—	—
(4,855,555)	$(167,531,325)	5,081,484	$177,206,525	32,560,998	$1,051,372,694	1,071,770	$15,304,768	113,409	$1,621,652	201	$3,000

Annual Report	| September 30, 2015	381

Notes to Financial Statements (cont’d)

September 30, 2015

	AllianzGI Emerging Markets Small-Cap		AllianzGI Europe Equity Dividend
	Period from 12/1/2014†† through 9/30/2015†		Period from 2/2/2015†† through 9/30/2015†
	Shares	Amount	Shares	Amount
Shares sold:
Class A	45,335	$702,466	484	$7,083
Class C	—	—	10,194	153,413
Class D	—	—	—	—
Class P	—	—	962	15,000
Institutional Class	366,947	5,771,342	14,173	210,543

Issued in reinvestment of dividends and distributions:
Class A	— *	1	—	—
Class C	—	—	—	—
Class D	—	—	—	—
Class P	—	—	—	—
Institutional Class	53	768	—	—

Cost of shares redeemed:
Class A	(1,775)	(25,793)	(484)	(6,537)
Class C	—	—	(10,079)	(148,969)
Class D	—	—	—	—
Institutional Class	(4,278)	(70,502)	—	—
Net increase (decrease) resulting from Fund share transactions	406,282	$6,378,282	15,250	$230,533

*	Actual amount rounds to less than one share.
†	Fiscal year end changed from November 30th to September 30th.
††	Commencement of operations.

382	September 30, 2015 |	Annual Report

AllianzGI Global Fundamental Strategy						AllianzGI Global Managed Volatility
Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014		Period from 7/1/2013†† through 11/30/2013		Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014		Year ended 11/30/2013
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

8,480	$129,240	343	$5,500	—	$—	13,048	$205,732	7,703	$139,507	4,688	$84,338
—	—	—	—	—	—	5,609	91,813	4,210	72,759	9,622	161,779
107	1,659	132,894	2,108,226	—	—	15,070	250,350	10,278	185,119	5,587	96,532
—	—	—	—	—	—	—	—	—	—	—	—
11,881	181,058	32,885	514,733	3,670	56,000	55,910	962,018	355,169	6,347,746	187,391	3,246,795

38	573	8	121	—	—	1,588	26,626	433	7,378	145	2,354
18	267	5	82	—	—	2,114	34,497	640	10,688	155	2,491
— *	1	8	123	—	—	2,010	33,541	221	3,779	128	2,075
24	363	8	127	—	—	109	1,837	45	765	30	492
50,430	766,540	17,551	266,990	—	—	107,348	1,823,633	54,920	936,311	42,843	690,065

(1)	(12)	—	—	—	—	(2,214)	(36,668)	(4,131)	(74,348)	(1,278)	(22,099)
—	—	—	—	—	—	(1,269)	(20,350)	(1,169)	(20,156)	(79)	(1,301)
(805)	(12,813)	(130,158)	(2,102,958)	—	—	(4,897)	(81,234)	(1,907)	(32,956)	(4,834)	(83,610)
(138,007)	(2,065,788)	(4,577)	(72,550)	—	—	(903,203)	(15,321,943)	(341,676)	(6,170,075)	(318,308)	(5,478,653)
(67,835)	$(998,912)	48,967	$720,394	3,670	$56,000	(708,777)	$(12,030,148)	84,736	$1,406,517	(73,910)	$(1,298,742)

Annual Report	| September 30, 2015	383

Notes to Financial Statements (cont’d)

September 30, 2015

	AllianzGI Global Sustainability		AllianzGI Global Water
	Period from 12/9/2014†† through 9/30/2015†		Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014		Year ended 11/30/2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,760	$58,034	2,322,401	$29,625,554	5,054,690	$65,144,593	5,512,444	$62,211,861
Class C	—	—	940,340	11,649,674	2,639,550	33,090,769	2,018,617	22,399,195
Class D	—	—	1,376,165	17,504,567	1,045,385	13,370,723	1,334,896	14,821,546
Class R	—	—	—	—	—	—	—	—
Class P	—	—	2,139,815	27,388,730	4,361,682	56,618,924	2,464,550	27,959,201
Institutional Class	—	—	1,456,590	18,341,034	1,221,512	15,284,070	1,071,185	12,109,835
Administrative Class	—	—	—	—	—	—	—	—

Issued in reinvestment of dividends and distributions:
Class A	—	—	18,859	239,882	16,616	206,530	40,634	423,408
Class C	—	—	3	35	2	24	5,991	61,406
Class D	—	—	4,513	57,175	2,130	26,435	7,190	74,782
Class R	—	—	—	—	—	—	—	—
Class P	—	—	22,371	285,226	3,092	38,644	3,988	41,753
Institutional Class	—	—	10,993	138,288	14,188	174,654	5,276	54,605
Administrative Class	—	—	—	—	—	—	—	—

Cost of shares redeemed:
Class A	—	—	(2,512,747)	(31,894,824)	(3,715,316)	(47,547,688)	(1,838,617)	(20,625,299)
Class C	—	—	(1,179,895)	(14,579,076)	(659,979)	(8,184,199)	(332,044)	(3,662,680)
Class D	—	—	(521,589)	(6,550,005)	(649,666)	(8,288,640)	(490,851)	(5,488,667)
Class R	—	—	—	—	—	—	—	—
Class P	—	—	(1,917,597)	(24,437,674)	(1,132,432)	(14,452,539)	(704,028)	(8,054,166)
Institutional Class	—	—	(823,038)	(10,354,914)	(524,519)	(6,774,923)	(212,810)	(2,409,344)
Administrative Class	—	—	—	—	—	—	—	—
Net increase (decrease) resulting from Fund share transactions	3,760	$58,034	1,337,184	$17,413,672	7,676,935	$98,707,377	8,886,421	$99,917,436

†	Fiscal year end changed from November 30th to September 30th.
††	Commencement of operations.

384	September 30, 2015 |	Annual Report

AllianzGI High Yield Bond						AllianzGI International Growth
Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014		Year ended 11/30/2013		Period from 2/2/2015†† through 9/30/2015†
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

1,364,492	$13,110,367	6,399,597	$65,986,882	9,935,430	$102,263,468	390	$6,035
291,672	2,801,104	364,999	3,734,373	589,098	6,095,119	—	—
2,091,969	19,355,524	5,266,270	52,650,764	10,223,893	103,127,026	—	—
142,994	1,296,335	85,466	850,770	165,963	1,667,040	—	—
6,470,732	60,593,764	4,704,306	46,908,733	7,088,977	71,077,404	—	—
12,030,221	112,440,931	8,139,958	81,218,091	7,108,742	71,681,301	5,290	82,898
710,182	6,640,460	975,031	9,674,170	922,461	9,275,763	—	—

186,524	1,783,663	478,710	4,882,230	301,981	3,119,863	—	—
81,675	779,989	132,332	1,350,402	124,329	1,283,135	—	—
204,690	1,897,122	559,184	5,567,301	485,325	4,881,638	—	—
5,502	51,180	14,407	142,605	9,516	95,433	—	—
402,343	3,720,623	164,872	1,616,090	51,149	513,053	—	—
1,055,611	9,780,635	1,231,774	12,214,737	882,805	8,877,726	—	—
167,390	1,558,600	267,511	2,642,365	207,370	2,078,136	—	—

(5,467,195)	(53,019,512)	(6,267,650)	(64,238,196)	(13,899,036)	(143,273,425)	(325)	(4,669)
(731,894)	(7,022,542)	(792,200)	(8,123,429)	(1,078,374)	(11,147,242)	—	—
(2,380,785)	(21,961,088)	(12,671,964)	(125,729,678)	(4,425,118)	(44,596,498)	—	—
(313,976)	(2,925,498)	(87,196)	(864,515)	(105,584)	(1,059,461)	—	—
(4,498,298)	(41,676,496)	(7,622,734)	(75,348,847)	(1,388,602)	(13,947,242)	—	—
(10,180,309)	(94,126,329)	(6,073,414)	(60,369,062)	(6,427,655)	(64,748,671)	(2,133)	(34,901)
(4,283,752)	(39,183,493)	(859,602)	(8,497,846)	(627,488)	(6,317,156)	—	—

(2,650,212)	$(24,104,661)	(5,590,343)	$(53,732,060)	10,145,182	$100,946,410	3,222	$49,363

Annual Report	| September 30, 2015	385

Notes to Financial Statements (cont’d)

September 30, 2015

	AllianzGI International Small-Cap
	Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014		Year ended 11/30/2013
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	294,704	$10,611,852	73,277	$2,791,007	103,722	$4,131,418
Class C	53,052	1,891,253	16,672	631,732	2,889	106,966
Class D	102,914	3,717,360	37,572	1,458,900	6,102	248,611
Class R	1,045	37,418	1,648	65,427	281	11,046
Class P	394,147	14,128,753	62,438	2,371,208	250,454	8,238,161
Institutional Class	803,673	29,188,478	617,404	24,247,569	691,638	25,366,913

Issued in reinvestment of dividends and distributions:
Class A	3,808	123,274	3,662	139,022	— *	5
Class C	3,106	98,211	1,882	70,221	9	309
Class D	4,643	150,882	1,781	67,541	— *	11
Class R	238	7,520	126	4,691	4	153
Class P	89,071	2,839,828	84,995	3,203,373	9,018	302,391
Institutional Class	173,226	5,694,757	167,967	6,493,882	25,211	835,561
Administrative Class#	—	—	32	1,233	— *	1

Cost of shares redeemed:
Class A	(104,210)	(3,689,058)	(37,081)	(1,424,052)	(82,662)	(3,357,604)
Class C	(4,706)	(158,635)	(3,235)	(121,551)	(2,842)	(100,112)
Class D	(80,179)	(2,891,446)	(7,002)	(270,483)	(1,704)	(66,604)
Class R	(413)	(14,807)	(338)	(12,555)	(4)	(132)
Class P	(210,681)	(7,361,542)	(165,391)	(6,340,580)	(367,738)	(12,280,239)
Institutional Class	(839,772)	(30,058,632)	(939,731)	(36,977,150)	(1,751,653)	(63,692,299)
Administrative Class#	—	—	(395)	(15,734)	—	—
Net increase (decrease) resulting from Fund share transactions	683,666	$24,315,466	(83,717)	$(3,616,299)	(1,117,275)	$(40,255,444)

#	The Administrative Class of AllianzGI International Small-Cap liquidated on May 21, 2014.
*	Actual amount rounds to less than one share.
†	Fiscal year end changed from November 30th to September 30th.
††	Commencement of operations.

386	September 30, 2015 |	Annual Report

AllianzGI Micro Cap						AllianzGI Multi-Asset Real Return
Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014		Year ended 11/30/2013		Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014		Period from 12/17/2012†† through 11/30/2013
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

889,909	$13,908,457	399,661	$6,160,930	74,399	$1,015,030	1,162	$16,784	8,570	$136,109	2,254	$34,886
—	—	—	—	—	—	920	13,255	2,305	36,791	4,638	67,431
—	—	—	—	—	—	371	5,115	2,801	45,392	—	—
—	—	—	—	—	—	—	—	—	—	—	—
220,941	3,380,877	114,922	1,727,101	198,960	2,717,307	—	—	—	—	—	—
736,716	11,168,951	523,355	8,114,834	740,624	9,794,170	18,283	260,466	63,174	1,009,479	2,314	35,411

29,336	397,207	6,704	96,626	1,001	11,489	119	1,726	67	1,027	—	—
—	—	—	—	—	—	49	703	101	1,522	—	—
—	—	—	—	—	—	16	237	16	247	—	—
—	—	—	—	—	—	—	—	—	—	—	—
9,656	131,124	8,303	121,008	2,806	31,638	8	113	13	206	—	—
203,545	2,776,351	168,032	2,457,259	199,097	2,172,522	5,207	75,299	7,729	117,589	—	—
—	—	—	—	—	—	—	—	—	—	—	—

(140,336)	(2,035,487)	(157,911)	(2,360,756)	(20,683)	(284,391)	(533)	(7,902)	(1,962)	(30,566)	—	—
—	—	—	—	—	—	(2,607)	(37,361)	—	—	—	—
—	—	—	—	—	—	(270)	(3,673)	(1,948)	(31,022)	—	—
—	—	—	—	—	—	—	—	—	—	—	—
(173,306)	(2,598,365)	(155,672)	(2,371,249)	(94,040)	(1,282,966)	—	—	—	—	—	—
(725,752)	(10,822,370)	(1,038,064)	(16,274,113)	(703,397)	(9,479,462)	(94,360)	(1,395,803)	(3,081)	(47,323)	(348)	(5,234)
—	—	—	—	—	—	—	—	—	—	—	—
1,050,709	$16,306,745	(130,670)	$(2,328,360)	398,767	$4,695,337	(71,635)	$(1,071,041)	77,785	$1,239,451	8,858	$132,494

Annual Report	| September 30, 2015	387

Notes to Financial Statements (cont’d)

September 30, 2015

	AllianzGI NFJ Emerging Markets Value
	Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014		Period from 12/18/2012†† through 11/30/2013
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	10,302	$137,621	6,386	$104,381	659	$10,519
Class C	5,808	83,874	4,960	77,501	967	14,000
Class D	26,049	399,799	32,709	498,303	89,929	1,341,066
Class P	—	—	—	—	—	—
Institutional Class	120,083	1,721,611	145,860	2,193,154	231,737	3,637,469
Class R6	—	—	—	—	—	—

Issued in reinvestment of dividends and distributions:
Class A	567	7,876	82	1,302	18	258
Class C	283	3,931	40	619	7	99
Class D	5,496	78,302	1,798	27,988	340	4,846
Class P	43	600	16	251	8	122
Institutional Class	31,682	450,246	11,041	171,834	5,130	73,371

Cost of shares redeemed:
Class A	(1,257)	(16,980)	(555)	(8,452)	(100)	(1,553)
Class C	(2,416)	(36,098)	(1,911)	(30,191)	—	—
Class D	(47,433)	(680,133)	(8,879)	(138,625)	(20,648)	(323,055)
Class P	—	—	—	—	—	—
Institutional Class	(122,094)	(1,750,063)	(68,819)	(1,079,616)	(18,284)	(280,040)
Net increase (decrease) resulting from Fund share transactions	27,113	$400,586	122,728	$1,818,449	289,763	$4,477,102

#	For the period September 8, 2015 (commencement of share class) through September 30, 2015. “Shares sold” includes shares sold to AFI.
†	Fiscal year end changed from November 30th to September 30th.
††	Commencement of operations.

388	September 30, 2015 |	Annual Report

AllianzGI NFJ Global Dividend Value						AllianzGI NFJ International Small-Cap Value
Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014		Year ended 11/30/2013		Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014		Year ended 11/30/2013
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

176,545	$3,443,121	162,083	$3,477,503	156,809	$3,135,257	48,389	$980,748	48,712	$1,066,486	47,080	$949,567
91,116	1,797,126	39,372	842,560	79,235	1,580,908	8,945	176,923	40,730	871,407	24,826	475,897
29,892	614,955	153,952	3,252,570	12,092	249,792	88,074	1,824,331	29,335	652,498	122,827	2,408,829
18,335	374,165	33,279	725,436	26,705	544,157	728	15,000	1,118	23,872	—	—
189,769	3,716,028	694,994	14,914,749	889,070	17,441,666	390,816	7,834,824	410,371	9,023,170	364,978	7,301,696
—	—	—	—	—	—	525 #	10,000 #	—	—	—	—

28,864	557,285	17,710	379,306	5,523	108,140	15,935	305,720	3,742	76,805	1,443	25,477
29,039	553,459	17,882	378,057	3,519	67,729	7,743	146,706	1,339	27,556	66	1,272
15,135	299,716	2,747	59,528	627	12,397	8,785	169,221	1,400	28,792	340	6,209
8,421	164,345	5,717	123,263	1,542	30,424	234	4,559	22	458	10	185
158,570	3,085,698	188,251	4,014,390	66,335	1,294,273	68,771	1,335,376	22,916	475,973	3,582	63,091

(478,784)	(8,423,422)	(103,941)	(2,256,133)	(80,230)	(1,662,770)	(101,282)	(2,026,722)	(32,328)	(702,239)	(1,985)	(39,719)
(78,666)	(1,474,450)	(54,948)	(1,154,599)	(39,317)	(767,938)	(10,354)	(204,250)	(3,342)	(68,903)	(812)	(15,461)
(179,350)	(3,533,555)	(10,177)	(219,368)	(4,979)	(98,694)	(21,753)	(424,270)	(11,231)	(243,022)	(82,841)	(1,655,878)
(44,018)	(854,359)	(30,781)	(649,884)	(11,673)	(229,909)	(209)	(4,000)	—	—	—	—
(1,721,731)	(33,650,247)	(1,200,205)	(25,678,653)	(777,516)	(16,122,964)	(737,410)	(14,565,723)	(343,755)	(7,612,375)	(18,106)	(367,353)
(1,756,863)	$(33,330,135)	(84,065)	$(1,791,275)	327,742	$5,582,468	(232,063)	$(4,421,557)	169,029	$3,620,478	461,408	$9,153,812

Annual Report	| September 30, 2015	389

Notes to Financial Statements (cont’d)

September 30, 2015

	AllianzGI NFJ International Value II
	Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014		Year ended 11/30/2013
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	9,399	$162,566	8,104	$151,790	918	$16,009
Class C	6,531	113,285	1,926	37,144	9,102	160,912
Class D	134	2,500	26	500	2	32
Class P	31,184	544,275	5,818	111,255	—	—
Institutional Class	493,769	8,948,089	2,121,556	39,404,304	9,647	164,731

Issued in reinvestment of dividends and distributions:
Class A	242	4,275	305	5,554	44	738
Class C	100	1,782	161	2,894	8	131
Class D	17	309	47	858	9	152
Class P	560	9,985	83	1,546	10	159
Institutional Class	59,148	1,050,891	47,479	890,282	3,813	64,024

Cost of shares redeemed:
Class A	(2,491)	(41,847)	(3,021)	(54,207)	(60)	(1,050)
Class C	(3,483)	(55,526)	(110)	(2,017)	(7,301)	(129,878)
Class D	(26)	(488)	—	—	—	—
Class P	(1,462)	(24,607)	(25)	(473)	—	—
Institutional Class	(243)	(4,125)	(223,854)	(4,349,794)	(65,288)	(1,115,507)
Net increase (decrease) resulting from Fund share transactions	593,379	$10,711,364	1,958,495	$36,199,636	(49,096)	$(839,547)

†	Fiscal year end changed from November 30th to September 30th.
††	Commencement of operations.

390	September 30, 2015 |	Annual Report

AllianzGI Short Duration High Income						AllianzGI Structured Return
Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014		Year ended 11/30/2013		Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014		Period from 12/3/2012†† through 11/30/2013
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

4,630,069	$71,665,144	8,802,328	$139,766,217	9,245,767	$147,457,855	481,358	$7,459,234	189,741	$2,890,355	34,359	$543,218
2,319,008	35,779,338	2,765,867	43,795,323	2,632,258	41,876,500	244,592	3,734,705	5,533	85,059	4,265	67,043
976,036	15,148,793	1,731,511	27,518,112	1,053,388	16,780,609	342,842	5,294,130	349,214	5,418,511	136,002	2,095,760
16,031,201	248,487,097	14,537,631	230,330,859	8,229,104	131,186,076	30,931	483,773	—	—	3,150	50,000
22,906,737	355,964,051	7,422,378	117,961,273	10,250,970	163,728,556	3,197,234	49,643,644	505,005	7,704,923	134,593	2,063,286

344,099	5,314,868	452,185	7,148,746	344,340	5,467,728	6,622	98,943	2,455	37,417	—	—
183,201	2,823,846	176,297	2,778,106	104,122	1,650,508	373	5,474	365	5,488	—	—
79,539	1,228,503	92,995	1,467,256	46,673	741,285	17,897	267,594	4,562	69,417	—	—
517,533	7,984,308	354,585	5,582,863	138,088	2,191,585	96	1,436	184	2,794	—	—
824,892	12,746,201	665,136	10,513,478	347,265	5,515,412	41,937	629,718	26,958	410,919	—	—

(4,463,392)	(68,933,554)	(9,381,755)	(148,623,880)	(4,076,260)	(64,767,196)	(132,954)	(2,044,298)	(61,661)	(949,899)	(2,447)	(38,784)
(1,571,633)	(24,251,623)	(1,177,178)	(18,572,287)	(521,072)	(8,275,135)	(2,355)	(35,135)	(1,683)	(25,011)	(195)	(3,030)
(1,393,612)	(21,482,103)	(713,830)	(11,264,468)	(539,985)	(8,594,224)	(108,002)	(1,658,005)	(76,704)	(1,180,937)	(47,551)	(726,334)
(10,505,661)	(161,982,438)	(6,601,562)	(104,185,257)	(4,033,691)	(64,067,265)	(1,033)	(16,132)	(1,646)	(25,650)	—	—
(8,587,399)	(132,375,902)	(4,901,969)	(77,529,321)	(1,715,578)	(27,239,030)	(661,822)	(10,156,263)	(70,361)	(1,089,070)	(32,977)	(514,076)
22,290,618	$348,116,529	14,224,619	$226,687,020	21,505,389	$343,653,264	3,457,716	$53,708,818	871,962	$13,354,316	229,199	$3,537,083

Annual Report	| September 30, 2015	391

Notes to Financial Statements (cont’d)

September 30, 2015

	AllianzGI U.S. Equity Hedged
	Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014		Period from 12/3/2012†† through 11/30/2013
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	15,510	$257,697	5,702	$98,134	81,379	$1,326,639
Class C	7,084	119,500	2,695	46,001	6,465	108,500
Class D	4,960	84,105	56,879	1,009,584	15,315	239,042
Class R	—	—	—	—	—	—
Class P	1,743	29,761	—	—	—	—
Institutional Class	99,036	1,693,916	396,021	7,063,457	117,315	1,897,897

Issued in reinvestment of dividends and distributions:
Class A	4,726	79,881	5,505	93,117	—	—
Class C	750	12,413	673	11,251	—	—
Class D	3,680	62,559	958	16,282	—	—
Class R	—	—	—	—	—	—
Class P	43	737	40	685	—	—
Institutional Class	48,202	820,440	35,110	598,382	—	—

Cost of shares redeemed:
Class A	(36,657)	(612,873)	(9,234)	(161,102)	—	—
Class C	(20)	(325)	(162)	(2,818)	—	—
Class D	(56,890)	(968,545)	(6,414)	(114,397)	(636)	(10,361)
Class R	—	—	—	—	—	—
Class P	(1,743)	(30,161)	—	—	—	—
Institutional Class	(38,305)	(643,898)	(34,082)	(592,691)	(5,598)	(90,430)
Net increase (decrease) resulting from Fund share transactions	52,119	$905,207	453,691	$8,065,885	214,240	$3,471,287

†	Fiscal year end changed from November 30th to September 30th.
††	Commencement of operations.

392	September 30, 2015 |	Annual Report

AllianzGI U.S. Small-Cap Growth						AllianzGI Ultra Micro Cap
Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014		Year ended 11/30/2013		Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014		Year ended 11/30/2013
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

67,090	$1,100,445	116,635	$2,074,433	197,402	$3,210,872	99,743	$2,482,448	1,370,175	$33,698,669	2,454,435	$51,344,593
15,135	239,881	13,014	221,431	19,720	317,722	—	—	—	—	—	—
772	12,604	4,249	75,185	1,225	20,872	—	—	—	—	—	—
721	11,338	1,768	31,487	927	15,557	—	—	—	—	—	—
12,044	210,311	60,907	1,091,044	4,343	72,862	27,579	690,794	534,674	12,662,933	27,501	572,135
835,803	14,107,861	735,980	13,220,216	822,774	12,878,248	503,899	12,722,743	1,150,490	28,475,146	3,066,770	63,021,267

3,731	58,237	5,794	99,232	347	4,676	19,448	451,977	12,155	280,120	752	16,333
4,071	61,355	3,724	61,995	357	4,669	—	—	—	—	—	—
658	10,288	436	7,436	90	1,186	—	—	—	—	—	—
163	2,525	155	2,639	18	232	—	—	—	—	—	—
1,149	18,156	716	12,307	35	477	3,789	88,470	517	11,847	14	314
178,643	2,835,068	161,597	2,795,276	33,018	440,202	17,561	411,280	10,825	251,234	901	19,672

(49,378)	(823,703)	(195,058)	(3,411,792)	(39,901)	(660,566)	(537,691)	(13,122,529)	(1,670,308)	(39,729,663)	(369,804)	(7,746,956)
(13,127)	(200,978)	(10,068)	(173,417)	(5,072)	(77,126)	—	—	—	—	—	—
(936)	(15,160)	(1,565)	(27,694)	(2,079)	(34,319)	—	—	—	—	—	—
(1,011)	(15,913)	(1,645)	(29,492)	(340)	(5,967)	—	—	—	—	—	—
(6,940)	(118,804)	(55,190)	(995,922)	(106)	(1,527)	(134,862)	(3,298,941)	(127,739)	(2,926,317)	(8,555)	(172,955)
(695,529)	(11,493,933)	(529,922)	(9,622,916)	(856,009)	(14,320,751)	(675,519)	(16,774,415)	(1,650,136)	(39,661,168)	(1,105,860)	(22,669,169)
353,059	$5,999,578	311,527	$5,431,448	176,749	$1,867,319	(676,053)	$(16,348,173)	(369,347)	$(6,937,199)	4,066,154	$84,385,234

Annual Report	| September 30, 2015	393

Notes to Financial Statements (cont’d)

September 30, 2015

10.	SIGNIFICANT ACCOUNT HOLDERS

From time to time, a Fund may have a concentration of shareholders, which may include the Investment Manager or affiliates of the Investment Manager, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact to a Fund.

At September 30, 2015, the significant account-holders, owners of 5% or greater of each respective Fund’s outstanding shares were as follows:

	Unaffiliated		Affiliated Approximate Ownership
	Number of Account Holders	Approximate Ownership	AFI	AllianzGI Global Allocation	AllianzGI Global Dynamic Allocation	AllianzGI 2020	AllianzGI 2025	AllianzGI 2030	AllianzGI 2035	AllianzGI 2040	AllianzGI 2045	AllianzGI 2050
AllianzGI Retirement 2015	7	79%	—	—	—	—	—	—	—	—	—	—
AllianzGI Retirement 2020	6	79%	—	—	—	—	—	—	—	—	—	—
AllianzGI Retirement 2025	7	86%	—	—	—	—	—	—	—	—	—	—
AllianzGI Retirement 2030	5	75%	—	—	—	—	—	—	—	—	—	—
AllianzGI Retirement 2035	5	75%	—	—	—	—	—	—	—	—	—	—
AllianzGI Retirement 2040	5	74%	—	—	—	—	—	—	—	—	—	—
AllianzGI Retirement 2045	4	67%	—	—	—	—	—	—	—	—	—	—
AllianzGI Retirement 2050	4	74%	—	—	—	—	—	—	—	—	—	—
AllianzGI Retirement 2055	5	49%	22%	—	—	—	—	—	—	—	—	—
AllianzGI Retirement Income	5	59%	—	—	—	—	—	—	—	—	—	—
AllianzGI Global Allocation	3	68%	—	—	—	—	—	—	—	—	—	—
AllianzGI Global Dynamic Allocation	2	32%	41%	—	—	—	—	—	—	—	—	—
AllianzGI Global Megatrends	—	—	99%	—	—	—	—	—	—	—	—	—
AllianzGI Behavioral Advantage Large Cap	4	84%	—	—	—	—	—	—	—	—	—	—
AllianzGI Best Styles Emerging Markets Equity	—	—	90%	—	7%	—	—	—	—	—	—	—
AllianzGI Best Styles Global Equity	2	42%	—	56%	—
AllianzGI Best Styles International Equity	1	14%	7%	—	—	7%	10%	12%	13%	13%	8%	7%
AllianzGI Best Styles U.S. Equity	1	8%	—	—	—	11%	14%	15%	12%	12%	7%	6%
AllianzGI China Equity	3	31%	59%	—	—	—	—	—	—	—	—	—
AllianzGI Convertible	5	66%	—	—	—	—	—	—	—	—	—	—
AllianzGI Emerging Markets Consumer	2	20%	16%	—	—	7%	10%	10%	8%	7%	—	—
AllianzGI Emerging Markets Debt	—	—	98%	—	—	—	—	—	—	—	—	—
AllianzGI Emerging Markets Small-Cap	1	26%	33%	—	—	—	—	8%	10%	10%	6%	5%
AllianzGI Europe Equity Dividend	—	—	93%	—	—	—	—	—	—	—	—	—
AllianzGI Global Fundamental Strategy	—	—	96%	—	—	—	—	—	—	—	—	—
AllianzGI Global Managed Volatility	3	53%	33%	—	—	—	—	—	—	—	—	—
AllianzGI Global Sustainability	—	—	98%	—	—	—	—	—	—	—	—	—
AllianzGI Global Water	8	87%	—	—	—	—	—	—	—	—	—	—
AllianzGI High Yield Bond	3	67%	—	—	—	—	—	—	—	—	—	—
AllianzGI International Growth	—	—	98%	—	—	—	—	—	—	—	—	—
AllianzGI International Small-Cap	4	67%	—	—	—	—	—	—	—	—	—	—
AllianzGI Micro Cap	4	77%	—	—	—	—	—	—	—	—	—	—
AllianzGI Multi-Asset Real Return	1	16%	80%	—	—	—	—	—	—	—	—	—
AllianzGI NFJ Emerging Markets Value	1	59%	35%	—	—	—	—	—	—	—	—	—
AllianzGI NFJ Global Dividend Value	6	78%	—	—	—	—	—	—	—	—	—	—
AllianzGI NFJ International Small-Cap Value	5	72%	9%	—	—	—	—	—	—	—	—	—

394	September 30, 2015 |	Annual Report

	Unaffiliated		Affiliated Approximate Ownership
	Number of Account Holders	Approximate Ownership	AFI	AllianzGI Global Allocation	AllianzGI Global Dynamic Allocation	AllianzGI 2020	AllianzGI 2025	AllianzGI 2030	AllianzGI 2035	AllianzGI 2040	AllianzGI 2045	AllianzGI 2050
AllianzGI NFJ International Value II	1	94%	—	—	—	—	—	—	—	—	—	—
AllianzGI Short Duration High Income	8	73%	—	—	—	—	—	—	—	—	—	—
AllianzGI Structured Return	4	62%	—	20%	—	—	—	—	—	—	—	—
AllianzGI U.S. Equity Hedged	4	74%	25%	—	—	—	—	—	—	—	—	—
AllianzGI U.S. Small-Cap Growth	2	56%	—	—	—	—	—	6%	6%	5%	—	—
AllianzGI Ultra Micro Cap	6	78%	—	—	—	—	—	—	—	—	—	—

11.	AFFILIATED TRANSACTIONS

An affiliate includes any company in which a Sub-Adviser owns 5% or more of a company’s outstanding voting securities at any point during the fiscal year. The following tables represent transactions in and earnings from these affiliated issuers during the period ended September 30, 2015.

AllianzGI Best Styles Emerging Markets Equity:
	Market Value 12/9/2014*	Purchases at Cost	Proceeds from Sales	Unrealized Depreciation	Market Value 9/30/2015	Dividend Income	Net Realized Gain
Ju Teng International Holdings Ltd.†	—	$24,022	$17,584	$(64)	$9,945	$387	$3,571

AllianzGI Best Styles Global Equity:
	Market Value 11/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 9/30/2015	Dividend Income	Net Realized Gain (Loss)
A Schulman, Inc. ††	$18,633	$313,214	—	$(18,077)	$312,199	$1,360	—
Aareal Bank AG	36,768	403,453	—	(25,638)	416,770	4,021	—
Andersons, Inc.†	12,375	23,415	$26,846	—	—	32	$(9,951)
Bechtle AG	15,843	94,504	13,171	7,900	106,276	564	894
DCC PLC††	15,877	142,439	—	21,767	178,185	703	—
Freenet AG	46,886	656,097	—	16,225	721,672	7,282	—
Home Loan Servicing Solutions Ltd.†	42,031	(22,541)	4,508	—	—	3,954	(19,901)
Iconix Brand Group, Inc.†,††	22,145	33,190	32,870	—	—	—	(22,175)
Infineon Technologies AG ††	—	308,466	—	13,766	322,232	—	—
j2 Global, Inc.†	19,393	264,941	—	15,149	295,657	1,011	—
Jenoptik AG	8,274	175,713	28,888	8,393	167,731	—	1,077
Mentor Graphics Corp.†	40,000	303,276	—	9,220	352,061	914	—
Montpelier Re Holdings Ltd.†	19,715	37,150	57,570	—	—	116	3,770
NCC AB††	14,944	166,915	—	2,120	183,691	831	—
Olin Corp.†	15,297	25,257	40,099	—	—	698	(1,648)
Ryder System, Inc. ††	34,005	256,828	—	(30,029)	258,474	1,230	—
Sanderson Farms, Inc.†	33,596	487,285	—	(27,994)	486,847	6,142	—
Select Medical Holdings Corp.†	17,893	32,945	45,002	—	—	344	(4,870)
Totals	$413,675	$3,702,547	$248,954	$(7,198)	$3,801,795	$29,202	$(52,804)

AllianzGI Best Styles International Equity:
	Market Value 12/9/2014*	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 9/30/2015	Dividend Income	Net Realized Gain (Loss)
bpost S.A.	—	$97,143	—	$(5,782)	$91,361	$502	—
Coface S.A.	—	53,071	—	(17,807)	35,264	2,097	—
Ontex Group NV	—	86,419	—	5,163	91,582	323	—
Totals	—	$236,633	—	$(18,426)	$218,207	$2,922	—

Annual Report	| September 30, 2015	395

Notes to Financial Statements (cont’d)

September 30, 2015

AllianzGI Best Styles U.S. Equity:
	Market Value 12/1/2014*	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 9/30/2015	Dividend Income	Net Realized Gain (Loss)
Andersons, Inc.†	—	$62,485	$46,144	—	—	$315	$(16,341)
Cal-Maine Foods, Inc. †	—	109,380	—	$31,186	$140,566	1,277	—
Home Loan Servicing Solutions Ltd.†	—	49,816	29,365	(12,485)	4,209	3,613	(3,757)
Iconix Brand Group, Inc.†	—	213,449	211,957	—	—	—	(1,492)
Ryder System, Inc.	—	585,607	173,963	(67,973)	345,841	4,025	2,170
Stage Stores, Inc.†	—	45,774	—	(26,192)	19,582	577	—
TAL International Group, Inc.†	—	57,204	54,201	—	—	—	(3,003)
Totals	—	$1,123,715	$515,630	$(75,464)	$510,198	$9,807	$(22,423)

AllianzGI China Equity:
	Market Value 11/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 9/30/2015	Dividend Income	Net Realized Gain (Loss)
Comba Telecom Systems Holdings Ltd.†	$119,408	—	$91,034	—	—	—	$(22,475)
CSR Corp. Ltd.†	320,473	$24,065	558,440	—	—	—	267,274
Digital China Holdings Ltd.	252,956	58,941	35,386	$(87,622)	$253,374	$7,890	(7,238)
Qingling Motors Co., Ltd.	300,075	130,936	187,193	4,688	218,075	25,150	(1,338)
Totals	$992,912	$213,942	$872,053	$(82,934)	$471,449	$33,040	$236,223

AllianzGI Europe Equity Dividend:
	Market Value 2/2/2015*	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 9/30/2015	Dividend Income	Net Realized Gain
Ashmore Group PLC	—	$69,561	—	$(9,230)	$60,331	$936	—
bpost SA	—	88,085	$27,183	(5,921)	57,071	495	$2,093
CTT-Correios de Portugal S.A.	—	37,094	—	2,221	39,315	1,305	—
Cembra Money Bank AG	—	45,603	—	(836)	44,767	1,961	—
Cia de Distribucion Integral Logista Holdings S.A.	—	69,373	—	(1,825)	67,548	2,239	—
Coface S.A.	—	40,011	—	(11,321)	28,690	1,664	—
Drillisch AG	—	60,795	15,179	16,722	64,490	2,635	2,152
EVS Broadcast Equipment S.A.	—	26,793	—	(6,642)	20,151	638	—
Freenet AG	—	90,424	—	8,830	99,254	4,845	—
IG Group Holdings PLC†	—	94,608	5,932	6,618	95,776	—	482
MARR SPA	—	25,396	—	2,138	27,534	717	—
NCC AB	—	68,650	—	(4,287)	64,363	1,162	—
Sunrise Communications Group	—	78,307	—	(19,984)	58,323	—	—
Tullett Prebon PLC†	—	42,149	24,688	2,612	23,527	1,331	3,454
UBM PLC	—	69,090	—	(6,435)	62,655	2,291	—
Totals	—	$905,939	$72,982	$(27,340)	$813,795	$22,219	$8,181

AllianzGI Global Fundamental Strategy:
	Market Value 11/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation	Market Value 9/30/2015	Dividend Income	Net Realized Gain
bpost S.A.††	$220,476	—	$64,586	$4,785	$142,678	$6,877	$7,108
CTT-Correios de Portugal S.A.††	—	$200,470	—	22,913	223,383	7,586	—
TLG Immobilien AG	85,144	—	—	28,377	113,926	1,750	—
Totals	$305,620	$200,470	$64,586	$56,075	$479,987	$16,213	$7,108

396	September 30, 2015 |	Annual Report

AllianzGI Global Sustainability:
	Market Value 12/9/2014*	Purchases at Cost	Proceeds from Sales	Unrealized Depreciation	Market Value 9/30/2015	Dividend Income	Net Realized Loss
Bureau Veritas S.A.	—	$46,960	$992	$(2,938)	$42,917	$760	$(113)

AllianzGI Global Water:
	Market Value 11/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Depreciation	Market Value 9/30/2015	Dividend Income	Net Realized Gain (Loss)
Norma Group SE	$6,347,615	$3,876,662	$6,865,247	$(19,121)	$3,448,666	$41,222	$299,685
Rotork PLC†,††	8,571,420	6,198,513	12,623,400	(680,455)	2,498,138	—	(1,412,552)
Spectris PLC†	3,235,788	1,621,582	—	(1,174,751)	3,964,846	72,271	—
Totals	$18,154,823	$11,696,757	$19,488,647	$(1,874,327)	$9,911,650	$113,493	$(1,112,867)

AllianzGI International Growth:
	Market Value 2/2/2015*	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 9/30/2015	Dividend Income	Net Realized Gain
Bechtle AG	—	$35,209	—	$2,412	$37,621	—	—
Bureau Veritas SA	—	34,760	—	241	35,001	$753	—
DCC PLC	—	41,226	—	638	41,864	—	—
DSV A/S	—	53,005	—	10,033	63,038	278	—
HUGO BOSS AG	—	61,400	—	(8,216)	53,184	1,431	—
Hexpol AB	—	50,333	—	5,586	55,919	611	—
Infineon Technologies AG	—	58,275	—	(177)	58,098	856	—
Legrand SA	—	67,924	—	(994)	66,930	1,347	—
Norma Group SE	—	27,056	—	(1,728)	25,328	316	—
Rotork PLC†	—	29,972	—	(8,413)	21,559	652	—
SimCorp A/S	—	28,301	—	20,958	49,259	470	—
Spirax-Sarco Engineering PLC	—	29,093	$29	(3,389)	25,677	1,606	$2
Trelleborg AB	—	30,277	—	(3,582)	26,695	622	—
Totals	—	$546,831	$29	$13,369	$560,173	$8,942	$2

AllianzGI International Small-Cap:
	Market Value 11/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 9/30/2015	Dividend Income	Net Realized Gain (Loss)
Aareal Bank AG	$2,013,786	$459,106	—	$486,025	$2,024,629	$52,523	—
ams AG	1,970,177	—	$172,005	323,186	1,852,434	13,828	$61,274
Bechtle AG	1,425,359	208,396	—	201,405	1,918,390	21,104	—
Bertrandt AG	549,674	208,502	—	(262,741)	582,501	8,327	—
Burckhardt Compression Holding AG†	958,931	209,875	—	(487,171)	944,005	20,061	—
CANCOM SE	1,376,429	208,971	—	(410,398)	1,317,301	15,779	—
De’ Longhi††	1,058,073	353,407	—	219,256	1,693,893	23,561	—
Fagron††	—	1,874,216	—	(1,123,632)	750,584	—	—
GameLoft SE	768,891	—	—	(994,597)	607,812	—	—
Gerry Weber International AG†	878,846	208,072	672,816	—	—	16,878	(651,749)
Interroll Holding AG	1,172,740	288,098	—	296,998	1,725,021	18,247	—
Ju Teng International Holdings Ltd.†	724,037	88,432	313,623	70,648	442,559	22,640	2,057
Kingspan Group PLC††	—	1,861,101	—	353,852	2,214,953	18,057	—
NetEnt AB	1,505,836	240,408	27,424	1,605,782	2,982,541	32,316	(4,892)
Ontex Group NV††	1,297,510	210,134	—	293,688	1,736,091	8,783	—
Opera Software ASA††	—	945,185	—	(397,689)	547,496	2,550	—

Annual Report	| September 30, 2015	397

Notes to Financial Statements (cont’d)

September 30, 2015

AllianzGI International Small-Cap (cont’d)
	Market Value 11/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 9/30/2015	Dividend Income	Net Realized Gain (Loss)
Primax Electronics Ltd.	$691,691	$153,010	$351,769	$(25,283)	$478,453	$24,160	$(80,602)
Rotork PLC†,††	1,332,511	—	—	—	—	17,677	—
Schoeller-Bleckmann Oilfield Equipment AG†	1,093,104	—	—	(387,932)	779,399	17,410	—
Senior PLC†,††	594,969	209,675	—	(161,671)	689,132	11,013	—
SimCorp A/S	1,407,495	—	—	1,761,585	2,588,817	24,681	—
Spirax-Sarco Engineering PLC	1,915,720	318,190	288,760	259,736	1,777,168	111,032	64,764
Totals	$22,735,779	$8,044,778	$1,826,397	$1,621,047	$27,653,179	$480,627	$(609,148)

AllianzGI Micro Cap:
	Market Value 11/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation	Market Value 9/30/2015	Dividend Income	Net Realized Gain (Loss)
Cowen Group, Inc.†,††	$335,613	$152,319	$51,738	$55,284	$444,057	—	$7,159
HCI Group, Inc.†,††	346,364	44,232	412,275	—	—	$5,108	238,914
IGI Laboratories, Inc.†,††	757,567	167,926	201,728	58,668	395,722	—	9,923
Neenah Paper, Inc.	413,044	134,815	184,033	224,627	374,507	5,905	85,475
Strattec Security Corp.†,††	300,904	9,746	211,889	—	—	729	(45,488)
Totals	$2,153,492	$509,038	$1,061,663	$338,579	$1,214,286	$11,742	$295,983

AllianzGI NFJ International Small-Cap Value:
	Market Value 11/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 9/30/2015	Dividend Income	Net Realized Gain (Loss)
Aareal Bank AG	—	$136,520	$126,816	—	—	$3,064	$(9,704)
Beach Energy Ltd.†,††	$125,795	—	103,952	—	—	871	(74,142)
Cembra Money Bank AG††	205,294	41,307	140,012	$1,087	$106,448	7,348	(7,447)
Cia de Distribucion Integral Logista Holdings S.A.††	—	126,766	25,829	(2,506)	97,643	4,798	(788)
Coface S.A.	205,388	31,433	236,010	—	—	—	(26,572)
Freenet AG	197,458	31,332	241,839	—	—	7,456	39,925
UBM PLC ††	—	142,887	28,397	(11,466)	99,394	1,423	(3,630)
Totals	$733,935	$510,245	$902,855	$(12,885)	$303,485	$24,960	$(82,358)

AllianzGI NFJ International Value II:
	Market Value 11/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Depreciation	Market Value 9/30/2015	Dividend Income	Net Realized Loss
Aareal Bank AG	$392,542	$57,318	$418,925	—	—	$10,120	$(31,699)
Beach Energy Ltd.†,††	230,191	187,736	150,026	$(92,556)	$65,761	5,111	(303,273)
UBM PLC ††	—	376,100	—	(38,896)	337,204	3,746	—
Totals	$622,733	$621,154	$568,951	$(131,452)	$402,965	$18,977	$(334,972)

AllianzGI U.S. Small-Cap Growth:
	Market Value 11/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Depreciation	Market Value 9/30/2015	Dividend Income	Net Realized Loss
Cowen Group, Inc.†,††	—	$411,050	$30,298	$(72,568)	$302,310	—	$(5,874)
IGI Laboratories, Inc.†,††	—	272,082	171,549	—	—	—	(100,533)
Meritor, Inc.†,††	$239,515	—	212,070	—	—	—	(16,845)
Ryland Group, Inc.†,††	—	482,159	38,127	(52,885)	386,578	$430	(4,569)
Totals	$239,515	$1,165,291	$452,044	$(125,453)	$688,888	$430	$(127,821)

398	September 30, 2015 |	Annual Report

AllianzGI Ultra Micro Cap:
	Market Value 11/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation	Market Value 9/30/2015	Dividend Income	Net Realized Gain
HCI Group, Inc.†,††	$1,146,878	—	$1,234,855	—	—	$14,624	$668,115
IGI Laboratories, Inc.†,††	2,390,291	—	689,699	$241,693	$883,063	—	213,867
Strattec Security Corp.†,††	1,526,725	—	1,023,404	—	—	3,098	25,631
Totals	$5,063,894	—	$2,947,958	$241,693	$883,063	$17,722	$907,613

†	Not affiliated at September 30, 2015.
††	Not affiliated at November 30, 2014.
*	Commencement of operations

The following tables represent earnings from affiliated issuers during the period or year ended November 30, 2014.

AllianzGI Best Styles Global Equity
	Dividend Income	Net Realized Gain (Loss)
Andersons, Inc.	$101	$(1)
First Interstate Bancsystem, Inc.†	260	—
Freenet AG	3,159	—
Group 1 Automotive, Inc.†	15	(359)
Home Loan Servicing Solutions Ltd.	2,308	—
j2 Global, Inc.	376	—
Jenoptik AG	197	—
Ju Teng International Holdings Ltd.†	—	74
Mentor Graphics Corp.	237	—
Montpelier Re Holdings Ltd.	428	1,559
Olin Corp.	486	—
Sanderson Farms, Inc.	482	—
Select Medical Holdings Corp.	124	—
TAL International Group, Inc.†	—	(4,046)
Trelleborg AB†	—	1,041
Universal Corp.†	55	554
Westjet Airlines†	34	(1,007)
Totals	$8,262	$(2,185)

AllianzGI China Equity
	Dividend Income	Net Realized Gain (Loss)
Beijing Jingneng Clean Energy Co., Ltd.†,††	$887	$492
China Everbright International Ltd.†	2,051	201,332
China Suntien Green Energy Corp. Ltd.†	1,127	(13,488)
Comba Telecom Systems Holdings Ltd.††	838	20,854
CSR Corp. Ltd.††	—	10,895
Digital China Holdings Ltd.	2,411	—
Qingling Motors Co., Ltd.	10,069	—
Tiangong International Co., Ltd.†	4,343	(16,853)
Totals	$21,726	$203,232

Annual Report	| September 30, 2015	399

Notes to Financial Statements (cont’d)

September 30, 2015

AllianzGI Global Water
	Dividend Income	Net Realized Gain
China Everbright International Ltd.†	$34,863	$1,096,095
Norma Group SE	43,020	—
Spectris PLC	71,090	—
Totals	$148,973	$1,096,095

AllianzGI International Small-Cap
	Dividend Income	Net Realized Gain (Loss)
AMS AG	$11,826	$4,259
Aareal Bank AG	30,922	35,522
Aveva Group PLC†	12,719	97,066
Bechtle AG	22,846	6,769
Bertrandt AG	—	18
Burckhardt Compression Holding AG	—	584,671
CANCOM SE	13,636	2,584
China Everbright International Ltd.†	7,450	547,330
GameLoft SE	—	(12,530)
Gerry Weber International AG	—	(1,833)
Ju Teng International Holdings Ltd.	29,877	67,754
Primax Electronics Ltd.††	8,956	—
Schoeller-Bleckmann Oilfield Equipment AG	24,342	24,399
SimCorp A/S	33,824	101,196
Spectris PLC†	—	57,968
Spirax-Sarco Engineering PLC	45,460	2,066
Tiangong International Co., Ltd.†	—	(29,885)
Trelleborg AB†	31,260	263,651
Unit 4 NV†	—	1,075,025
Vacon PLC†	40,948	978,107
Totals	$314,066	$3,804,137

AllianzGI Micro Cap
	Dividend Income	Net Realized Gain
Arctic Cat, Inc.†,††	$500	$141,024
Neenah Paper, Inc.	7,535	21,273
Totals	$8,035	$162,297

AllianzGI NFJ International Small-Cap Value
	Dividend Income	Net Realized Gain (Loss)
Coface S.A.	—	$(3,541)
Freenet AG	—	2,324
Norma Group SE†	$1,619	22,109
Totals	$1,619	$20,892

400	September 30, 2015 |	Annual Report

AllianzGI U.S. Small-Cap Growth
	Dividend Income	Net Realized Gain (Loss)
Arctic Cat, Inc.†,††	$375	$7,240
Curtiss-Wright Corp.†	2,876	2,753
Mentor Graphics Corp.	3,174	(3,255)
Totals	$6,425	$6,738

† Not affiliated at November 30, 2014.

†† Not affiliated at November 30, 2013.

Certain additional purchases of existing portfolio holdings that were not considered affiliated in prior years, resulted in the Funds owning in excess of 5% of the outstanding shares of certain issues at September 30, 2015. The percentages and market values of the affiliated transactions represent below include both acquisitions of new investments and prior year holdings that became affiliated during the reporting period.

AllianzGI Best Styles Global Equity:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
A Schulman, Inc.	6.16%	$312,199	0.11%
Aareal Bank AG	8.01%	416,770	0.15%
Bechtle AG	8.27%	106,276	0.04%
DCC PLC	5.53%	178,185	0.06%
Freenet AG	8.82%	721,672	0.25%
Infineon Technologies AG	7.76%	322,232	0.11%
Jenoptik AG	5.28%	167,731	0.06%
NCC AB, Class B	5.39%	183,691	0.06%
Ryder System, Inc	7.52%	258,474	0.09%
Totals		$2,667,230	0.93%

AllianzGI Best Styles International Equity:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
bpost S.A.	5.26%	$91,361	0.16%
Coface S.A.	10.67%	35,264	0.06%
Ontex Group NV	8.68%	91,582	0.17%
Totals		$218,207	0.39%

AllianzGI Best Styles U.S. Equity:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
Ryder System, Inc.	7.52%	$345,841	0.39%

AllianzGI China Equity:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
Digital China Holdings Ltd.	8.76%	$253,374	5.20%
Qingling Motors Co., Ltd.	8.75%	218,075	4.47%
Totals		$471,449	9.67%

Annual Report	| September 30, 2015	401

Notes to Financial Statements (cont’d)

September 30, 2015

AllianzGI Europe Equity Dividend:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
Ashmore Group PLC	5.53%	$60,331	2.04%
bpost S.A.	5.26%	57,071	1.93%
Cembra Money Bank AG	6.01%	44,767	1.51%
Cia de Distribucion Integral Logista Holdings S.A.	6.49%	67,548	2.28%
Coface S.A.	10.67%	28,690	0.97%
CTT-Correios de Portugal S.A.	8.65%	39,315	1.33%
Drillisch AG	8.29%	64,490	2.18%
EVS Broadcast Equipment S.A.	10.52%	20,151	0.68%
Freenet AG	8.82%	99,254	3.36%
MARR SpA	6.64%	27,534	0.93%
NCC AB, Class B	5.39%	64,363	2.18%
Sunrise Communications Group AG	7.33%	58,323	1.97%
UBM PLC	8.23%	62,655	2.12%
Totals		$694,492	23.48%

AllianzGI Global Fundamental Strategy:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
bpost S.A.	5.26%	$142,678	0.73%
CTT-Correios de Portugal S.A.	8.65%	223,383	1.14%
TLG Immobilien AG	7.97%	113,926	0.58%
Totals		$479,987	2.45%

AllianzGI Global Sustainability:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
Bureau Veritas S.A.	5.65%	$42,917	1.48%

AllianzGI Global Water:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
Norma Group SE	6.69%	$3,448,667	1.01%

AllianzGI International Growth:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
Bechtle AG	8.27%	$37,621	1.30%
Bureau Veritas S.A.	5.65%	35,001	1.21%
DCC PLC	5.53%	41,864	1.45%
DSV A/S	5.05%	63,038	2.19%
Hexpol AB	5.06%	55,919	1.94%
HUGO BOSS AG	10.00%	53,184	1.84%
Infineon Technologies AG	7.76%	58,098	2.01%
Legrand S.A	5.21%	66,930	2.32%
Norma Group SE	6.69%	25,328	0.88%
SimCorp A/S	13.04%	49,259	1.71%
Spirax-Sarco Engineering PLC	5.31%	25,677	0.89%
Trelleborg AB	5.11%	26,695	0.93%
Totals		$538,614	18.67%

402	September 30, 2015 |	Annual Report

AllianzGI International Small-Cap:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
Aareal Bank AG	8.01%	$2,024,629	1.80%
ams AG	5.17%	1,852,434	1.65%
Bechtle AG	8.27%	1,918,390	1.70%
Bertrandt AG	5.28%	582,501	0.52%
CANCOM SE	13.89%	1,317,301	1.17%
De’ Longhi	5.80%	1,693,893	1.50%
Fagron	6.10%	750,584	0.67%
GameLoft SE	13.20%	607,812	0.54%
Interroll Holding AG	11.34%	1,725,021	1.53%
Kingspan Group PLC	7.09%	2,214,953	1.97%
NetEnt AB	5.58%	2,982,541	2.65%
Ontex Group NV	8.68%	1,736,091	1.54%
Opera Software ASA	5.04%	547,496	0.49%
Primax Electronics Ltd.	7.53%	478,453	0.43%
SimCorp A/S	13.04%	2,588,817	2.30%
Spirax-Sarco Engineering PLC	5.31%	1,777,168	1.58%
Totals		$24,798,084	22.04%

AllianzGI Micro Cap:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
Neenah Paper, Inc.	5.80%	$374,507	0.72%

AllianzGI NFJ International Small-Cap Value:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
Cembra Money Bank AG	6.01%	$106,448	0.86%
Cia de Distribucion Integral Logista Holdings S.A.	6.49%	97,643	0.79%
UBM PLC	8.23%	99,394	0.81%
Totals		$303,485	2.46%

AllianzGI NFJ International Value II:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
UBM PLC	8.23%	$337,204	0.77%

The following tables show the transactions in and earnings from affiliates for the period ended September 30, 2015:

AllianzGI Retirement 2015:
	Market Value 11/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 9/30/2015	Dividend Income	Net Realized Gain(Loss)	Net Capital Gain Distributions Received
AllianzGI Behavioral Advantage Large Cap	$732,722	$47,183	$740,328	—	—	$7,058	$70,687	$40,126
AllianzGI Best Styles Global Equity	835,957	85,482	878,210	—	—	20,720	48,734	21,399
AllianzGI Best Styles International Equity	—	2,862,798	1,276,426	$(76,426)	$1,541,844	—	31,898	—
AllianzGI Best Styles U.S. Equity	—	7,373,826	2,823,377	(238,214)	4,311,316	—	(919)	—
AllianzGI Emerging Markets Consumer	—	1,009,938	411,512	(72,347)	533,843	—	7,764	—

Annual Report	| September 30, 2015	403

Notes to Financial Statements (cont’d)

September 30, 2015

AllianzGI Retirement 2015 (cont’d)
	Market Value 11/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 9/30/2015	Dividend Income	Net Realized Gain(Loss)	Net Capital Gain Distributions Received
AllianzGI Emerging Markets Opportunities	$344,434	$138,092	$467,688	—	—	$6,616	$(14,903)	—
AllianzGI Global Managed Volatility	345,294	59,981	367,934	—	—	9,874	15,719	$29,993
AllianzGI Global Natural Resources	449,184	626,372	452,745	$(72,539)	$490,834	955	(38,287)	—
AllianzGI Income & Growth	687,634	60,589	722,693	—	—	5,212	84,780	—
AllianzGI International Managed Volatility	342,803	390,835	229,928	(23,788)	463,556	14,516	(1,114)	—
AllianzGI Mid-Cap	—	496,013	—	(36,365)	459,648	—	—	—
AllianzGI NFJ Dividend Value	509,118	42,042	547,894	—	—	2,958	139,703	—
AllianzGI NFJ International Value	510,111	57,842	551,556	—	—	2,110	25,347	—
AllianzGI NFJ Mid-Cap Value	338,834	1,059,920	240,354	(82,393)	1,077,990	6,213	713	—
AllianzGI Short Duration High Income	2,232,732	3,594,775	2,053,661	(86,927)	3,681,563	127,819	(35,063)	—
AllianzGI Structured Return	—	1,242,788	22,912	20,894	1,240,710	—	(60)	—
AllianzGI U.S. Managed Volatility	2,319,627	638,487	2,731,416	—	—	44,480	(48,986)	181,646
AllianzGI U.S. Small-Cap Growth	338,511	713,006	358,375	(78,092)	603,162	—	(11,538)	31,752
PIMCO 1-5 Year U.S. TIPS Index	6,584,871	427,764	6,933,995	—	—	—	(154,666)	—
PIMCO 15+ Year U.S. TIPS Index	—	4,263,059	1,314,018	(100,842)	2,774,363	10,492	(73,836)	—
PIMCO 25+ Year Zero Coupon U.S. Treasury Index	—	760,959	788,428	—	—	2,812	27,469	—
PIMCO Broad U.S. TIPS Index	—	8,455,582	3,650,617	(82,635)	4,658,045	20,964	(64,285)	—
PIMCO CommoditiesPLUS® Strategy	—	999,407	1,014,101	—	—	3,516	14,694	—
PIMCO Commodity RealReturn Strategy	890,836	203,687	956,719	—	—	—	(251,136)	—
PIMCO Floating Income	—	1,781,605	1,782,140	—	—	8,656	535	—
PIMCO Foreign Bond (U.S. Dollar-Hedged)	—	1,051,336	260,184	(15,143)	774,008	10,021	(2,001)	—
PIMCO Income	4,893,441	2,912,959	3,428,376	47,356	4,185,850	248,720	(48,663)	11,725
PIMCO Long-Term Credit	—	2,465,021	948,231	(69,502)	1,397,084	44,803	(50,204)	—
PIMCO Mortgage Opportunities	1,719,811	3,137,312	3,919,754	6,950	930,807	64,077	1,746	—
PIMCO Real Return	5,850,474	717,081	6,402,855	—	—	145,780	55,530	1,879
PIMCO Senior Floating Rate	1,032,636	63,894	1,076,124	—	—	1,856	(28,148)	2,035
PIMCO Short-Term	—	2,215,457	2,210,189	—	—	1,979	(5,267)	—
PIMCO StocksPLUS® International (U.S. Dollar-Hedged)	1,031,092	220,309	1,243,845	—	—	84,984	43,084	—
PIMCO Trends Managed Futures Strategy	—	1,180,032	1,120,304	—	—	17,576	(59,728)	—
Totals	$31,990,122	$51,355,433	$51,926,889	$(960,013)	$29,124,623	$914,767	$(320,401)	$320,555

AllianzGI Retirement 2020:
	Market Value 11/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 9/30/2015	Dividend Income	Net Realized Gain(Loss)	Net Capital Gain Distributions Received
AllianzGI Behavioral Advantage Large Cap	$1,353,780	$86,742	$1,367,738	—	—	$12,975	$148,639	$73,767
AllianzGI Best Styles Global Equity	1,580,708	219,782	1,716,160	—	—	40,491	102,650	41,818
AllianzGI Best Styles International Equity	—	5,913,687	1,682,769	$(238,504)	$4,010,554	—	18,140	—
AllianzGI Best Styles U.S. Equity	—	13,453,549	3,186,953	(579,918)	9,676,662	—	(10,016)	—
AllianzGI Emerging Markets Consumer	—	1,803,764	444,458	(171,467)	1,157,576	—	(30,263)	—
AllianzGI Emerging Markets Opportunities	636,829	373,377	983,893	—	—	12,149	(27,073)	—
AllianzGI Global Managed Volatility	630,637	124,676	686,095	—	—	18,307	13,104	55,612
AllianzGI Global Natural Resources	882,672	1,279,314	475,883	(262,125)	1,331,589	1,907	(93,549)	—
AllianzGI Income & Growth	1,397,999	119,910	1,466,841	—	—	10,555	68,986	—
AllianzGI International Managed Volatility	625,578	859,391	390,316	(50,970)	1,005,648	27,070	(11,751)	—

404	September 30, 2015 |	Annual Report

AllianzGI Retirement 2020 (cont’d)
	Market Value 11/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 9/30/2015	Dividend Income	Net Realized Gain(Loss)	Net Capital Gain Distributions Received
AllianzGI Mid-Cap	—	$1,222,535	—	$(92,974)	$1,129,561	—	—	—
AllianzGI NFJ Dividend Value	$934,687	93,000	$1,022,221	—	—	$5,418	$228,309	—
AllianzGI NFJ International Value	1,069,648	98,787	1,132,405	—	—	4,286	(4,886)	—
AllianzGI NFJ Mid-Cap Value	870,755	2,553,287	540,079	(23,852)	2,668,941	15,869	(12,469)	—
AllianzGI Short Duration High Income	4,098,179	6,022,704	2,251,155	(225,523)	7,653,025	254,042	(61,352)	—
AllianzGI Structured Return	—	2,511,852	—	43,775	2,555,627	—	—	—
AllianzGI U.S. Managed Volatility	4,548,262	1,442,606	4,846,553	37,616	666,911	88,542	(159,954)	$360,077
AllianzGI U.S. Small-Cap Growth	813,714	1,288,012	223,143	(226,232)	1,633,054	—	(7,945)	74,338
PIMCO 1-5 Year U.S. TIPS Index	11,199,634	1,061,369	12,121,225	—	—	—	(279,900)	—
PIMCO 15+ Year U.S. TIPS Index	—	8,285,066	2,271,662	(194,909)	5,685,583	21,765	(132,912)	—
PIMCO 25+ Year Zero Coupon U.S. Treasury Index	—	1,308,613	1,359,807	—	—	3,709	51,194	—
PIMCO Broad U.S. TIPS Index	—	14,744,316	5,024,344	(186,824)	9,433,494	45,235	(99,654)	—
PIMCO CommoditiesPLUS® Strategy	589,706	2,230,218	2,663,652	—	—	27,142	(250,159)	946
PIMCO Commodity RealReturn Strategy	1,680,506	500,440	1,913,936	—	—	—	(541,682)	—
PIMCO Floating Income	—	3,321,841	3,324,881	—	—	15,934	3,040	—
PIMCO Foreign Bond (U.S. Dollar-Hedged)	—	1,773,868	729,227	(20,050)	1,007,702	18,223	(16,889)	—
PIMCO Income	8,961,393	2,852,619	3,151,467	(123,948)	8,275,546	437,586	(72,291)	21,737
PIMCO Long-Term Credit	—	4,697,821	1,427,835	(147,637)	3,032,313	86,834	(90,036)	—
PIMCO Mortgage Opportunities	2,823,319	5,685,006	6,603,035	10,270	1,885,317	123,463	(6,929)	—
PIMCO Real Return	9,194,165	1,945,735	10,854,611	—	—	251,906	(61,955)	2,982
PIMCO Senior Floating Rate	1,883,833	160,957	2,007,030	—	—	3,439	(54,058)	3,768
PIMCO Short-Term	—	4,731,293	4,720,286	—	—	4,249	(11,007)	—
PIMCO StocksPLUS® International (U.S. Dollar-Hedged)	2,241,544	422,940	2,651,598	—	—	119,379	71,977	—
PIMCO Trends Managed Futures Strategy	—	2,190,753	2,052,783	—	—	41,316	(137,970)	—
Totals	$58,017,548	$95,379,830	$85,294,041	$(2,453,272)	$62,809,103	$1,691,791	$(1,468,661)	$635,045

AllianzGI Retirement 2025:
	Market Value 11/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 9/30/2015	Dividend Income	Net Realized Gain(Loss)	Net Capital Gain Distributions Received
AllianzGI Behavioral Advantage Large Cap	$1,799,756	$82,853	$1,812,853	—	—	$12,393	$256,756	$70,460
AllianzGI Best Styles Global Equity	1,643,457	138,274	1,700,588	—	—	40,031	113,763	40,486
AllianzGI Best Styles International Equity	—	8,026,356	2,288,427	$(308,931)	$5,435,700	—	6,702	—
AllianzGI Best Styles U.S. Equity	—	16,331,904	3,475,918	(626,950)	12,209,452	—	(19,584)	—
AllianzGI Emerging Markets Consumer	—	2,291,533	510,937	(224,275)	1,522,918	—	(33,403)	—
AllianzGI Emerging Markets Opportunities	657,324	373,581	1,005,051	—	—	12,044	(23,013)	—
AllianzGI Focused Growth	—	682,666	—	15,993	698,659	—	—
AllianzGI Global Managed Volatility	856,028	112,621	879,356	—	—	23,599	18,328	71,687
AllianzGI Global Natural Resources	1,216,646	1,552,280	634,310	(338,738)	1,691,539	2,514	(114,861)	—
AllianzGI Income & Growth	1,642,920	46,439	1,629,389	—	—	11,894	24,895	—
AllianzGI International Managed Volatility	653,739	836,891	377,154	(52,210)	1,022,377	26,838	(6,990)	—
AllianzGI International Small-Cap	967,565	505,491	1,473,786	—	—	2,587	29,501	129,771

Annual Report	| September 30, 2015	405

Notes to Financial Statements (cont’d)

September 30, 2015

AllianzGI Retirement 2025 (cont’d)
	Market Value 11/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 9/30/2015	Dividend Income	Net Realized Gain(Loss)	Net Capital Gain Distributions Received
AllianzGI Mid-Cap	—	$1,454,364	—	$(104,989)	$1,349,375	—	—	—
AllianzGI NFJ Dividend Value	$972,997	30,398	$998,245	—	—	$5,373	$232,843	—
AllianzGI NFJ International Small-Cap Value	327,456	—	326,546	—	—	—	10,146	—
AllianzGI NFJ International Value	1,298,789	96,498	1,355,354	—	—	5,184	9,383	—
AllianzGI NFJ Mid-Cap Value	971,280	2,816,988	635,740	(20,985)	2,915,407	16,862	(13,811)	—
AllianzGI Short Duration High Income	4,263,208	5,714,866	3,010,327	(190,482)	6,765,715	258,909	(82,380)	—
AllianzGI Structured Return	—	2,149,054	—	38,748	2,187,802	—	—	—
AllianzGI U.S. Managed Volatility	4,605,053	1,616,095	5,041,436	33,877	677,914	91,934	(126,586)	$375,129
AllianzGI U.S. Small-Cap Growth	980,604	1,097,971	163,225	(239,690)	1,659,481	—	(4,660)	85,066
AllianzGI Ultra Micro Cap	—	739,449	—	(81,205)	658,244	—	—	—
PIMCO 1-5 Year U.S. TIPS Index	9,801,982	283,615	9,979,698	—	—	—	(223,220)	—
PIMCO 15+ Year U.S. TIPS Index	—	9,246,219	2,457,211	(197,855)	6,460,525	21,049	(130,628)	—
PIMCO 25+ Year Zero Coupon U.S. Treasury Index	—	1,428,423	1,484,131	—	—	3,991	55,708	—
PIMCO Broad U.S. TIPS Index	—	12,588,369	6,163,492	(131,880)	6,165,631	33,632	(127,366)	—
PIMCO CommoditiesPLUS® Strategy	611,342	2,380,225	2,836,750	—	—	27,764	(238,491)	938
PIMCO Commodity RealReturn Strategy	1,939,647	395,531	2,041,492	—	—	—	(587,415)	—
PIMCO EqS Long/Short	—	1,103,630	66,011	(13,827)	1,023,892	—	100	—
PIMCO Floating Income	—	3,283,012	3,283,281	—	—	16,020	269	—
PIMCO Foreign Bond (U.S. Dollar-Hedged)	—	1,847,879	919,611	(17,575)	887,995	18,997	(22,698)	—
PIMCO Income	9,208,903	2,226,441	3,524,717	(154,298)	7,524,733	447,037	(95,865)	21,251
PIMCO Long-Term Credit	—	4,456,905	1,479,323	(131,472)	2,740,382	78,647	(105,728)	—
PIMCO Mortgage Opportunities	2,626,379	5,743,547	8,350,500	—	—	115,354	2,049	—
PIMCO Real Return	8,865,189	977,257	9,602,245	—	—	217,086	(105,466)	2,801
PIMCO Senior Floating Rate	1,969,358	44,064	1,975,844	—	—	3,412	(54,123)	3,736
PIMCO Short-Term	—	4,657,238	4,645,983	—	—	4,093	(11,255)	—
PIMCO StocksPLUS® International (U.S. Dollar-Hedged)	2,634,560	471,186	3,061,805	—	—	208,697	63,003	—
PIMCO Trends Managed Futures Strategy	—	2,669,381	2,503,253	—	—	63,595	(166,128)	—
Totals	$60,514,182	$100,499,494	$91,693,989	$(2,746,744)	$63,597,741	$1,769,536	$(1,470,225)	$801,325

AllianzGI Retirement 2030:
	Market Value 11/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 9/30/2015	Dividend Income	Net Realized Gain(Loss)	Net Capital Gain Distributions Received
AllianzGI Behavioral Advantage Large Cap	$1,961,100	$85,897	$1,974,856	—	—	$12,849	$315,384	$73,049
AllianzGI Best Styles Global Equity	1,984,999	179,661	2,065,188	—	—	48,284	133,837	49,169
AllianzGI Best Styles International Equity	—	9,634,415	2,377,094	$(413,243)	$6,840,762	—	(3,316)	—
AllianzGI Best Styles U.S. Equity	—	16,706,261	2,968,967	(748,527)	12,976,083	—	(12,684)	—
AllianzGI Emerging Markets Consumer	—	2,280,472	470,782	(235,683)	1,533,123	—	(40,884)	—
AllianzGI Emerging Markets Opportunities	647,721	721,486	1,366,234	—	—	12,273	141,964	—
AllianzGI Emerging Markets Small-Cap	—	790,277	—	(99,633)	690,644	—	—	—
AllianzGI Focused Growth	—	687,451	—	16,105	703,556	—	—	—
AllianzGI Global Managed Volatility	998,630	129,144	1,023,654	—	—	27,474	35,022	83,458
AllianzGI Global Natural Resources	1,218,767	1,359,553	425,926	(342,140)	1,699,236	2,550	(64,371)	—

406	September 30, 2015 |	Annual Report

AllianzGI Retirement 2030 (cont’d)
	Market Value 11/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 9/30/2015	Dividend Income	Net Realized Gain(Loss)	Net Capital Gain Distributions Received
AllianzGI Income & Growth	$1,752,327	$101,274	$1,790,322	—	—	$13,053	$84,716	—
AllianzGI International Managed Volatility	1,601,557	1,294,014	1,357,361	$(65,849)	$1,372,438	67,315	(12,593)	—
AllianzGI International Small-Cap	972,106	880,554	1,516,312	3,802	347,527	2,631	107,320	$131,987
AllianzGI Mid-Cap	—	2,183,475	—	(146,265)	2,037,210	—	—	—
AllianzGI NFJ Dividend Value	971,079	51,394	1,017,100	—	—	5,487	324,354	—
AllianzGI NFJ International Small-Cap Value	326,118	—	325,212	—	—	—	9,955	—
AllianzGI NFJ International Value	1,292,347	98,576	1,349,759	—	—	5,158	44,319	—
AllianzGI NFJ Mid-Cap Value	1,154,731	3,651,078	1,487,822	29,918	3,070,382	20,437	(22,269)	—
AllianzGI Short Duration High Income	4,166,696	4,930,335	2,788,502	(175,524)	6,131,060	235,693	(68,385)	—
AllianzGI Structured Return	—	2,027,985	—	37,100	2,065,085	—	—	—
AllianzGI U.S. Managed Volatility	4,544,976	1,887,414	5,228,699	43,007	682,418	95,508	(112,831)	387,068
AllianzGI U.S. Small-Cap Growth	1,163,697	1,821,308	270,686	(233,231)	2,335,449	—	(9,978)	103,727
AllianzGI Ultra Micro Cap	321,522	1,586,578	41,788	(208,440)	1,657,638	—	840	3,013
PIMCO 1-5 Year U.S. TIPS Index	6,720,505	394,235	7,038,784	—	—	—	(165,655)	—
PIMCO 15+ Year U.S. TIPS Index	—	8,408,504	2,438,251	(180,675)	5,684,244	20,860	(105,334)	—
PIMCO 25+ Year Zero Coupon U.S. Treasury Index	—	948,290	990,145	—	—	1,658	41,855	—
PIMCO Broad U.S. TIPS Index	—	11,496,195	7,125,272	(71,704)	4,139,423	23,904	(159,796)	—
PIMCO CommoditiesPLUS® Strategy	1,205,828	1,842,335	2,769,710	—	—	46,134	(446,095)	1,851
PIMCO Commodity RealReturn Strategy	2,161,718	364,333	2,200,749	—	—	—	(668,554)	—
PIMCO EqS Long/Short	—	2,086,074	744,554	32,966	1,374,796	—	310	—
PIMCO Floating Income	—	3,322,658	3,325,282	—	—	15,980	2,624	—
PIMCO Foreign Bond (U.S. Dollar-Hedged)	—	1,826,644	1,790,002	—	—	16,896	(36,642)	—
PIMCO Income	8,392,384	2,185,453	4,389,711	(57,853)	5,855,715	370,158	(91,774)	19,869
PIMCO Long-Term Credit	—	4,251,589	1,256,792	(150,519)	2,760,007	78,323	(84,271)	—
PIMCO Mortgage Opportunities	2,573,626	4,121,167	6,680,185	—	—	78,435	8,270	—
PIMCO Real Return	7,749,971	766,303	8,324,488	—	—	195,989	(77,079)	2,461
PIMCO Senior Floating Rate	1,935,383	98,687	1,996,177	—	—	3,447	(54,103)	3,775
PIMCO Short-Term	—	3,459,138	3,450,295	—	—	3,113	(8,843)	—
PIMCO StocksPLUS® International (U.S. Dollar-Hedged)	3,294,195	574,729	3,801,379	—	—	257,624	34,458	—
PIMCO Trends Managed Futures Strategy	—	2,823,350	2,666,564	—	—	68,640	(156,786)	—
Totals	$59,111,983	$102,058,286	$90,834,604	$(2,966,388)	$63,956,796	$1,729,873	$(1,117,015)	$859,427

AllianzGI Retirement 2035:
	Market Value 11/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 9/30/2015	Dividend Income	Net Realized Gain(Loss)	Net Capital Gain Distributions Received
AllianzGI Behavioral Advantage Large Cap	$1,790,460	$92,584	$1,805,248	—	—	$13,849	$272,744	$78,735
AllianzGI Best Styles Global Equity	2,974,801	142,481	2,970,784	—	—	70,092	116,802	72,389
AllianzGI Best Styles International Equity	—	9,486,903	1,959,481	$(489,602)	$7,042,377	—	4,557	—
AllianzGI Best Styles U.S. Equity	—	13,986,850	2,534,704	(631,443)	10,815,676	—	(5,027)	—
AllianzGI Emerging Markets Consumer	—	1,794,544	359,896	(185,104)	1,213,973	—	(35,571)	—
AllianzGI Emerging Markets Opportunities	811,230	600,265	1,390,922	—	—	14,563	43,474	—

Annual Report	| September 30, 2015	407

Notes to Financial Statements (cont’d)

September 30, 2015

AllianzGI Retirement 2035 (cont’d)
	Market Value 11/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 9/30/2015	Dividend Income	Net Realized Gain(Loss)	Net Capital Gain Distributions Received
AllianzGI Emerging Markets Small-Cap	—	$933,044	—	$(112,174)	$820,870	—	—	—
AllianzGI Focused Growth	—	1,083,410	—	14,446	1,097,856	—	—	—
AllianzGI Global Managed Volatility	$1,354,429	147,757	$1,363,504	—	—	$36,594	$(35,215)	$111,162
AllianzGI Global Natural Resources	1,000,972	1,340,123	316,414	(351,648)	1,615,154	1,943	(61,798)	—
AllianzGI Income & Growth	1,622,088	11,500	1,575,959	—	—	11,500	19,399	—
AllianzGI International Managed Volatility	1,613,605	697,645	1,101,047	(21,625)	1,086,706	64,208	(15,005)	—
AllianzGI International Small-Cap	847,848	597,071	1,205,945	3,010	275,160	2,083	91,378	104,483
AllianzGI Mid-Cap	—	1,728,607	—	(114,963)	1,613,644	—	—	—
AllianzGI NFJ Dividend Value	1,067,393	5,760	1,070,040	—	—	5,760	300,820	—
AllianzGI NFJ International Small-Cap Value	269,426	603,183	268,677	(63,039)	540,145	—	8,472	2,667
AllianzGI NFJ International Value	1,068,596	3,973	1,038,661	—	—	3,973	45,027	—
AllianzGI NFJ Mid-Cap Value	1,065,519	2,564,234	839,084	73,891	2,593,957	17,986	(14,265)	—
AllianzGI Short Duration High Income	2,967,976	2,533,290	1,336,706	(135,863)	4,045,467	173,213	(31,854)	—
AllianzGI Structured Return	—	1,062,754	—	27,659	1,090,413	—	—	—
AllianzGI U.S. Managed Volatility	3,897,002	1,193,316	4,100,036	27,179	540,533	74,342	(74,169)	306,356
AllianzGI U.S. Small-Cap Growth	1,237,220	1,615,335	231,182	(243,873)	2,274,696	—	(12,271)	105,603
AllianzGI Ultra Micro Cap	706,801	852,416	128,422	(105,916)	1,312,871	—	6,062	6,150
PIMCO 1-5 Year U.S. TIPS Index	4,301,188	55,934	4,307,885	—	—	—	(105,464)	—
PIMCO 15+ Year U.S. TIPS Index	—	5,277,354	2,142,774	(93,481)	2,982,146	12,366	(58,953)	—
PIMCO 25+ Year Zero Coupon U.S. Treasury Index	—	716,896	746,665	—	—	1,334	29,769	—
PIMCO Broad U.S. TIPS Index	—	7,246,922	3,819,833	(56,322)	3,277,194	15,978	(93,573)	—
PIMCO CommoditiesPLUS® Strategy	1,005,925	1,499,604	2,294,759	—	—	36,490	(348,593)	1,464
PIMCO Commodity RealReturn Strategy	2,110,582	343,115	2,150,555	—	—	—	(608,671)	—
PIMCO EqS Long/Short	—	1,957,434	908,991	25,871	1,088,513	—	14,199	—
PIMCO Floating Income	—	2,615,863	2,615,709	—	—	12,801	(154)	—
PIMCO Foreign Bond (U.S. Dollar-Hedged)	—	1,114,365	1,092,310	—	—	10,574	(22,055)	—
PIMCO Income	6,494,774	1,108,307	4,086,372	(49,661)	3,272,832	270,282	(99,613)	14,666
PIMCO Long-Term Credit	—	2,898,516	775,341	(100,353)	1,966,995	54,230	(55,827)	—
PIMCO Mortgage Opportunities	1,080,640	3,424,231	4,492,827	—	—	47,386	613	—
PIMCO Real Return	5,403,242	303,891	5,601,847	—	—	114,748	(72,684)	1,611
PIMCO Senior Floating Rate	1,620,231	3,012	1,592,856	—	—	2,766	(44,325)	3,012
PIMCO Short-Term	—	1,197,738	1,196,517	—	—	716	(1,221)	—
PIMCO StocksPLUS® International (U.S. Dollar-Hedged)	3,251,478	400,855	3,587,451	—	—	241,058	30,360	—
PIMCO Trends Managed Futures Strategy	—	2,190,987	2,062,095	—	—	54,843	(128,892)	—
Totals	$49,563,426	$75,432,069	$69,071,499	$(2,583,011)	$50,567,178	$1,365,678	$(941,524)	$808,298

AllianzGI Retirement 2040:
	Market Value 11/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 9/30/2015	Dividend Income	Net Realized Gain(Loss)	Net Capital Gain Distributions Received
AllianzGI Behavioral Advantage Large Cap	$1,539,363	$96,169	$1,554,847	—	—	$14,385	$249,144	$81,784
AllianzGI Best Styles Global Equity	3,515,152	336,010	3,674,754	—	—	85,910	151,703	87,872
AllianzGI Best Styles International Equity	—	9,256,964	1,280,942	$(508,525)	$7,476,691	—	9,194	—
AllianzGI Best Styles U.S. Equity	—	12,648,652	1,905,404	(546,273)	10,184,046	—	(12,929)	—
AllianzGI Emerging Markets Consumer	—	1,532,432	318,392	(149,372)	1,030,940	—	(33,728)	—

408	September 30, 2015 |	Annual Report

AllianzGI Retirement 2040 (cont’d)
	Market Value 11/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 9/30/2015	Dividend Income	Net Realized Gain(Loss)	Net Capital Gain Distributions Received
AllianzGI Emerging Markets Opportunities	$667,120	$978,213	$1,623,946	—	—	$12,371	$138,212	—
AllianzGI Emerging Markets Small-Cap	—	1,007,456	—	$(119,928)	$887,528	—	—	—
AllianzGI Focused Growth	—	1,252,077	22,639	13,239	1,243,057	—	380	—
AllianzGI Global Managed Volatility	1,542,148	206,855	1,587,649	—	—	42,613	(44,501)	$129,446
AllianzGI Global Natural Resources	829,708	1,115,893	296,912	(240,837)	1,310,821	1,648	(53,633)	—
AllianzGI Income & Growth	1,452,990	51,777	1,453,503	—	—	10,596	104,076	—
AllianzGI International Managed Volatility	1,309,757	600,196	942,484	36,954	882,196	53,949	(17,152)	—
AllianzGI International Small-Cap	871,302	880,272	1,324,740	4,887	446,754	2,263	136,129	113,546
AllianzGI Mid-Cap	—	1,886,419	19,316	(118,151)	1,747,474	—	(1,478)	—
AllianzGI NFJ Dividend Value	1,085,310	44,783	1,128,285	—	—	6,066	389,576	—
AllianzGI NFJ International Small-Cap Value	266,756	490,668	266,015	(52,307)	438,361	—	9,897	2,210
AllianzGI NFJ International Value	1,095,142	75,164	1,136,544	—	—	4,345	37,645	—
AllianzGI NFJ Mid-Cap Value	874,373	2,565,114	835,351	66,168	2,412,554	15,197	(14,310)	—
AllianzGI Short Duration High Income	2,177,612	1,906,057	1,147,542	(95,013)	2,846,550	127,329	(33,311)	—
AllianzGI U.S. Managed Volatility	3,734,952	1,101,194	3,869,121	70,833	526,592	70,574	(89,433)	289,130
AllianzGI U.S. Small-Cap Growth	1,098,885	1,362,761	221,694	(156,053)	1,932,531	—	(15,948)	97,127
AllianzGI Ultra Micro Cap	659,528	1,169,577	183,919	(139,607)	1,493,650	—	(2,862)	5,962
PIMCO 1-5 Year U.S. TIPS Index	2,178,178	54,852	2,204,004	—	—	—	(58,666)	—
PIMCO 15+ Year U.S. TIPS Index	—	2,742,349	1,333,687	(54,597)	1,320,426	7,455	(33,639)	—
PIMCO 25+ Year Zero Coupon U.S. Treasury Index	—	438,583	452,971	—	—	1,087	14,388	—
PIMCO Broad U.S. TIPS Index	—	2,953,836	1,584,645	(14,364)	1,330,168	4,080	(24,659)	—
PIMCO CommoditiesPLUS® Strategy	862,101	1,540,481	2,198,920	—	—	34,701	(324,290)	1,280
PIMCO Commodity RealReturn Strategy	2,017,889	333,890	2,056,150	—	—	—	(574,954)	—
PIMCO EqS Long/Short	—	2,040,724	746,466	31,535	1,325,481	—	(312)	—
PIMCO Floating Income	—	1,981,742	1,983,310	—	—	9,531	1,568	—
PIMCO Foreign Bond (U.S. Dollar-Hedged)	—	980,674	963,678	—	—	8,482	(16,996)	—
PIMCO Income	4,598,106	666,252	4,445,919	5,395	664,177	170,126	(88,469)	10,599
PIMCO Long-Term Credit	—	2,439,325	772,946	(65,469)	1,552,264	42,378	(48,646)	—
PIMCO Mortgage Opportunities	—	2,913,437	2,907,097	—	—	28,174	(6,340)	—
PIMCO Real Return	3,508,059	214,373	3,651,138	—	—	63,923	(79,799)	1,081
PIMCO Senior Floating Rate	874,988	26,410	884,632	—	—	1,525	(24,657)	1,658
PIMCO Short-Term	—	949,993	949,025	—	—	567	(968)	—
PIMCO StocksPLUS® International (U.S. Dollar-Hedged)	3,313,772	523,359	3,853,731	—	—	172,247	119,798	—
PIMCO Trends Managed Futures Strategy	—	2,148,897	2,011,128	—	—	55,729	(137,769)	—
Totals	$40,073,191	$63,513,880	$57,793,446	$(2,031,485)	$41,052,261	$1,047,251	$(377,739)	$821,695

AllianzGI Retirement 2045:
	Market Value 11/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 9/30/2015	Dividend Income	Net Realized Gain(Loss)	Net Capital Gain Distributions Received
AllianzGI Behavioral Advantage Large Cap	$1,205,983	$57,307	$1,215,099	—	—	$8,572	$167,447	$48,735
AllianzGI Best Styles Global Equity	2,412,208	115,535	2,408,950	—	—	56,837	94,577	58,699
AllianzGI Best Styles International Equity	—	5,758,779	1,054,350	$(323,545)	$4,404,949	—	24,065	—
AllianzGI Best Styles U.S. Equity	—	7,680,139	1,499,753	(321,396)	5,863,115	—	4,125	—
AllianzGI Emerging Markets Consumer	—	1,158,813	283,884	(110,941)	747,959	—	(16,029)	—

Annual Report	| September 30, 2015	409

Notes to Financial Statements (cont’d)

September 30, 2015

AllianzGI Retirement 2045 (cont’d)
	Market Value 11/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 9/30/2015	Dividend Income	Net Realized Gain(Loss)	Net Capital Gain Distributions Received
AllianzGI Emerging Markets Opportunities	$535,994	$722,805	$1,245,330	—	—	$9,622	$37,372	—
AllianzGI Emerging Markets Small-Cap	—	565,097	—	$(65,363)	$499,734	—	—	—
AllianzGI Focused Growth	—	750,415	17,713	7,654	740,653	—	297	—
AllianzGI Global Managed Volatility	1,073,867	117,150	1,081,015	—	—	29,014	(35,191)	$88,136
AllianzGI Global Natural Resources	496,005	610,533	196,358	(151,103)	730,742	961	(21,880)	—
AllianzGI Income & Growth	937,779	6,648	910,762	—	—	6,648	16,990	—
AllianzGI International Managed Volatility	879,557	313,458	532,240	32,472	613,511	34,999	(8,535)	—
AllianzGI International Small-Cap	738,767	570,261	1,085,960	2,719	248,561	1,854	77,098	93,030
AllianzGI Mid-Cap	—	1,049,124	11,251	(65,760)	972,222	—	109	—
AllianzGI NFJ Dividend Value	661,157	3,568	663,653	—	—	3,568	205,257	—
AllianzGI NFJ International Small-Cap Value	240,308	272,781	239,640	(28,861)	243,920	—	8,148	1,220
AllianzGI NFJ International Value	794,296	12,621	781,492	—	—	2,989	40,095	—
AllianzGI NFJ Mid-Cap Value	686,407	1,364,739	611,960	109,790	1,343,727	11,586	(2,649)	—
AllianzGI Short Duration High Income	1,203,345	193,417	684,717	(27,948)	682,164	31,152	(22,994)	—
AllianzGI U.S. Managed Volatility	2,628,396	890,702	2,834,000	25,335	366,235	51,325	(91,452)	211,505
AllianzGI U.S. Small-Cap Growth	746,389	873,539	190,821	(121,838)	1,241,958	—	(7,656)	63,708
AllianzGI Ultra Micro Cap	404,148	779,371	145,286	(80,723)	950,201	—	2,130	3,517
PIMCO 1-5 Year U.S. TIPS Index	521,121	—	515,751	—	—	—	(7,554)	—
PIMCO 15+ Year U.S. TIPS Index	—	1,291,370	514,385	(31,299)	734,639	4,001	(11,047)	—
PIMCO 25+ Year Zero Coupon U.S. Treasury Index	—	74,586	79,996	—	—	—	5,410	—
PIMCO Broad U.S. TIPS Index	—	1,509,122	1,113,723	(3,747)	369,982	1,185	(21,670)	—
PIMCO CommoditiesPLUS® Strategy	548,268	967,097	1,398,173	—	—	20,448	(193,943)	817
PIMCO Commodity RealReturn Strategy	1,275,364	247,192	1,336,013	—	—	—	(363,595)	—
PIMCO EqS Long/Short	—	1,221,043	306,421	19,134	934,095	—	340	—
PIMCO Floating Income	—	1,039,943	1,039,767	—	—	5,071	(176)	—
PIMCO Income	2,547,779	721,655	2,819,574	2,117	369,527	96,769	(52,193)	5,738
PIMCO Long-Term Credit	—	1,442,938	522,305	(28,535)	863,495	22,837	(28,603)	—
PIMCO Mortgage Opportunities	—	1,420,126	1,415,736	—	—	4,748	(4,390)	—
PIMCO Real Return	1,350,693	565,237	1,903,712	—	—	19,214	(6,133)	406
PIMCO Senior Floating Rate	267,621	498	263,099	—	—	457	(7,366)	498
PIMCO Short-Term	—	550,864	550,302	—	—	329	(562)	—
PIMCO StocksPLUS® International (U.S. Dollar-Hedged)	2,282,537	355,357	2,627,689	—	—	180,703	51,292	—
PIMCO Trends Managed Futures Strategy	—	1,311,093	1,237,556	—	—	30,538	(73,537)	—
Totals	$24,437,989	$36,584,923	$35,338,436	$(1,161,838)	$22,921,389	$635,427	$(242,403)	$576,009

AllianzGI Retirement 2050:
	Market Value 11/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 9/30/2015	Dividend Income	Net Realized Gain(Loss)	Net Capital Gain Distributions Received
AllianzGI Behavioral Advantage Large Cap	$976,820	$53,937	$985,432	—	—	$8,068	$156,185	$45,869
AllianzGI Best Styles Global Equity	2,166,603	176,432	2,238,722	—	—	50,424	89,199	51,712
AllianzGI Best Styles International Equity	—	5,283,024	882,096	$(295,370)	$4,120,503	—	14,945	—
AllianzGI Best Styles U.S. Equity	—	6,685,011	1,207,524	(276,175)	5,198,515	—	(2,797)	—
AllianzGI Emerging Markets Consumer	—	1,028,438	252,211	(95,081)	662,786	—	(18,361)	—
AllianzGI Emerging Markets Opportunities	478,354	727,493	1,188,664	—	—	8,447	124,200	—

410	September 30, 2015 |	Annual Report

AllianzGI Retirement 2050 (cont’d)
	Market Value 11/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 9/30/2015	Dividend Income	Net Realized Gain(Loss)	Net Capital Gain Distributions Received
AllianzGI Emerging Markets Small-Cap	—	$495,758	—	$(57,869)	$437,889	—	—	—
AllianzGI Focused Growth	—	758,130	—	9,203	767,333	—	—
AllianzGI Global Managed Volatility	$860,382	93,441	$866,057	—	—	$23,142	$(16,233)	$70,299
AllianzGI Global Natural Resources	506,521	592,188	161,456	(125,370)	754,647	960	(22,978)	—
AllianzGI Income & Growth	732,025	9,013	715,027	—	—	5,155	98,239	—
AllianzGI International Managed Volatility	704,518	334,626	344,698	26,520	652,270	28,227	(7,734)	—
AllianzGI International Small-Cap	646,511	625,652	961,879	3,613	330,271	1,649	143,298	82,717
AllianzGI Mid-Cap	—	929,327	10,000	(57,545)	861,879	—	97	—
AllianzGI NFJ Dividend Value	644,311	3,425	647,244	—	—	3,425	276,651	—
AllianzGI NFJ International Small-Cap Value	216,817	330,648	293,812	(27,832)	214,574	—	(4,322)	1,598
AllianzGI NFJ International Value	642,574	2,389	624,573	—	—	2,389	27,636	—
AllianzGI NFJ Mid-Cap Value	597,590	1,418,972	507,561	35,182	1,406,481	10,032	(5,261)	—
AllianzGI Short Duration High Income	958,321	245,960	1,187,629	—	—	6,693	(30,685)	—
AllianzGI U.S. Managed Volatility	2,201,900	790,153	2,294,891	59,063	432,692	40,897	(67,058)	168,531
AllianzGI U.S. Small-Cap Growth	644,262	793,945	98,221	(62,484)	1,165,914	—	(3,166)	54,228
AllianzGI Ultra Micro Cap	386,149	632,860	99,978	(75,355)	841,709	—	6,130	3,299
PIMCO 15+ Year U.S. TIPS Index	—	1,055,082	482,837	(19,840)	542,258	3,010	(10,147)	—
PIMCO Broad U.S. TIPS Index	—	1,137,584	792,712	(3,261)	327,737	1,036	(13,875)	—
PIMCO CommoditiesPLUS® Strategy	481,242	933,131	1,309,531	—	—	18,438	(167,238)	718
PIMCO Commodity RealReturn Strategy	1,128,875	214,553	1,176,761	—	—	—	(314,173)	—
PIMCO EqS Long/Short	—	1,111,369	253,957	14,164	870,953	—	(623)	—
PIMCO Floating Income	—	723,785	723,742	—	—	3,542	(43)	—
PIMCO Income	1,396,484	530,689	1,879,666	—	—	51,992	(13,484)	3,145
PIMCO Long-Term Credit	—	1,260,258	446,906	(24,737)	764,927	19,693	(23,688)	—
PIMCO Mortgage Opportunities	—	929,462	927,846	—	—	1,967	(1,616)	—
PIMCO Real Return	1,072,223	364,198	1,424,019	—	—	15,307	(8,307)	326
PIMCO Short-Term	—	480,556	480,066	—	—	287	(490)	—
PIMCO StocksPLUS® International (U.S. Dollar-Hedged)	2,194,928	398,444	2,572,391	—	—	154,019	30,585	—
PIMCO Trends Managed Futures Strategy	—	1,164,402	1,099,465	—	—	29,496	(64,937)	—
Totals	$19,637,410	$32,314,335	$29,137,574	$(973,174)	$20,353,338	$488,295	$169,949	$482,442

AllianzGI Retirement 2055:
	Market Value 11/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 9/30/2015	Dividend Income	Net Realized Gain(Loss)	Net Capital Gain Distributions Received
AllianzGI Behavioral Advantage Large Cap	$401,624	$23,373	$405,395	—	—	$3,496	$56,950	$19,877
AllianzGI Best Styles Global Equity	791,484	37,313	790,349	—	—	18,357	28,450	18,957
AllianzGI Best Styles International Equity	—	1,781,900	518,535	$(79,019)	$1,165,621	—	(18,725)	—
AllianzGI Best Styles U.S. Equity	—	2,307,920	798,419	(75,399)	1,409,954	—	(24,148)	—
AllianzGI Emerging Markets Consumer	—	401,714	99,310	(39,847)	256,076	—	(6,481)	—
AllianzGI Emerging Markets Opportunities	174,816	312,294	480,701	—	—	3,072	19,961	—
AllianzGI Emerging Markets Small-Cap	—	167,855	4,878	(20,363)	142,596	—	(18)	—
AllianzGI Focused Growth	—	226,934	—	2,261	229,195	—	—	—
AllianzGI Global Managed Volatility	358,473	38,237	360,728	—	—	9,470	(7,803)	28,767
AllianzGI Global Natural Resources	185,017	214,570	131,864	(31,803)	203,902	349	(29,500)	—
AllianzGI Income & Growth	237,959	1,655	231,332	—	—	1,655	17,144	—

Annual Report	| September 30, 2015	411

Notes to Financial Statements (cont’d)

September 30, 2015

AllianzGI Retirement 2055 (cont’d)
	Market Value 11/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 9/30/2015	Dividend Income	Net Realized Gain(Loss)	Net Capital Gain Distributions Received
AllianzGI International Managed Volatility	$284,711	$120,830	$173,412	$18,615	$215,597	$11,202	$(7,531)	—
AllianzGI International Small-Cap	244,683	195,667	354,281	1,024	93,613	600	39,563	$30,087
AllianzGI Mid-Cap	—	334,682	71,820	(13,541)	244,732	—	(4,589)	—
AllianzGI NFJ Dividend Value	274,044	1,453	275,458	—	—	1,453	91,659	—
AllianzGI NFJ International Small-Cap Value	78,301	118,049	122,199	(7,611)	60,983	—	(3,397)	555
AllianzGI NFJ International Value	274,601	12,747	278,901	—	—	1,040	35,650	—
AllianzGI NFJ Mid-Cap Value	234,506	522,546	290,866	44,802	428,619	3,909	(7,471)	—
AllianzGI Short Duration High Income	340,760	6,245	342,434	—	—	1,794	(8,063)	—
AllianzGI U.S. Managed Volatility	838,657	282,298	868,669	14,571	153,287	15,257	(29,124)	62,873
AllianzGI U.S. Small-Cap Growth	234,490	400,167	250,108	(19,973)	329,337	—	(5,862)	19,706
AllianzGI Ultra Micro Cap	158,028	202,248	102,256	(15,546)	238,181	—	(1,420)	1,333
PIMCO 15+ Year U.S. TIPS Index	—	291,543	137,665	(5,148)	141,424	999	(7,306)	—
PIMCO Broad U.S. TIPS Index	—	337,855	257,882	(759)	74,376	243	(4,838)	—
PIMCO CommoditiesPLUS® Strategy	185,873	321,876	467,128	—	—	7,116	(63,718)	272
PIMCO Commodity RealReturn Strategy	418,671	84,836	442,804	—	—	—	(114,314)	—
PIMCO EqS Long/Short	—	380,501	149,029	5,905	236,901	—	(476)	—
PIMCO Floating Income	—	248,364	248,349	—	—	1,215	(15)	—
PIMCO Income	397,475	167,039	551,117	—	—	12,820	(945)	880
PIMCO Long-Term Credit	—	438,897	262,570	(3,349)	157,624	7,154	(15,354)	—
PIMCO Mortgage Opportunities	—	225,768	225,876	—	—	442	108	—
PIMCO Real Return	317,595	162,067	477,264	—	—	3,769	(986)	95
PIMCO Short-Term	—	167,001	166,831	—	—	100	(170)	—
PIMCO StocksPLUS® International (U.S. Dollar-Hedged)	792,926	154,803	952,154	—	—	52,459	20,163	—
PIMCO Trends Managed Futures Strategy	—	419,732	391,285	—	—	11,310	(28,447)	—
Totals	$7,224,694	$11,110,979	$11,681,869	$(225,180)	$5,782,018	$169,281	$(81,053)	$183,402

AllianzGI Retirement Income:
	Market Value 11/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 9/30/2015	Dividend Income	Net Realized Gain(Loss)	Net Capital Gain Distributions Received
AllianzGI Behavioral Advantage Large Cap	$614,440	$37,930	$620,544	—	—	$5,674	$68,873	$32,256
AllianzGI Best Styles Global Equity	594,407	28,470	593,604	—	—	14,005	41,428	14,464
AllianzGI Best Styles International Equity	—	1,946,989	731,425	$(86,239)	$1,136,642	—	7,317	—
AllianzGI Best Styles U.S. Equity	—	5,293,962	1,787,165	(193,243)	3,311,819	—	(1,735)	—
AllianzGI Emerging Markets Consumer	—	750,377	324,347	(52,876)	361,803	—	(11,351)	—
AllianzGI Emerging Markets Opportunities	294,966	5,295	287,526	—	—	5,295	(11,443)	—
AllianzGI Global Managed Volatility	295,593	32,247	297,633	—	—	7,986	25,836	24,260
AllianzGI Global Natural Resources	332,962	372,128	647,057	—	—	662	(36,090)	—
AllianzGI Income & Growth	588,835	3,068,956	749,544	(166,756)	2,711,075	4,175	76,983	36,098
AllianzGI International Managed Volatility	293,357	11,673	291,170	—	—	11,673	4,528	—
AllianzGI Mid-Cap	—	319,128	307,607	—	—	—	(11,521)	—
AllianzGI NFJ Dividend Value	437,961	—	433,680	—	—	2,364	129,890	—
AllianzGI NFJ International Value	436,458	22,393	446,646	—	—	1,706	36,964	—
AllianzGI NFJ Mid-Cap Value	290,478	677,299	958,216	—	—	4,903	(10,541)	—
AllianzGI Short Duration High Income	1,911,038	3,625,725	1,414,029	(103,162)	4,009,919	114,002	(32,857)	—
AllianzGI U.S. Managed Volatility	1,867,974	393,477	2,090,415	—	—	34,017	(11,371)	138,066

412	September 30, 2015 |	Annual Report

AllianzGI Retirement Income (cont’d)
	Market Value 11/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 9/30/2015	Dividend Income	Net Realized Gain(Loss)	Net Capital Gain Distributions Received
AllianzGI U.S. Small-Cap Growth	$290,097	$413,415	$699,891	—	—	—	$(3,142)	$24,761
PIMCO 1-5 Year U.S. TIPS Index	6,053,514	106,088	6,089,201	—	—	—	(140,391)	—
PIMCO 15+ Year U.S. TIPS Index	—	3,614,486	674,773	$(128,303)	$2,773,815	$10,305	(37,595)	—
PIMCO 25+ Year Zero Coupon U.S. Treasury Index	—	654,755	678,431	—	—	2,382	23,676	—
PIMCO Broad U.S. TIPS Index	—	5,363,264	5,277,145	—	—	6,989	(86,119)	—
PIMCO Capital Securities and Financials	—	1,587,685	133,492	(35,906)	1,416,719	9,046	(1,568)	—
PIMCO CommoditiesPLUS® Strategy	—	729,773	731,724	—	—	3,053	1,951	—
PIMCO Commodity RealReturn Strategy	704,264	71,664	675,077	—	—	—	(202,499)	—
PIMCO Floating Income	—	1,461,077	1,462,579	—	—	6,894	1,502	—
PIMCO Foreign Bond (U.S. Dollar-Hedged)	—	712,657	701,594	—	—	6,290	(11,063)	—
PIMCO Income	4,191,035	3,145,295	2,378,392	103,216	4,770,365	221,403	(18,855)	9,421
PIMCO Long-Term Credit	—	3,280,392	749,246	(98,365)	2,388,981	45,129	(43,800)	—
PIMCO Mortgage Opportunities	1,473,910	2,419,492	3,889,424	—	—	52,074	7,422	—
PIMCO Real Return	5,009,648	138,651	5,009,709	—	—	117,649	107,644	1,509
PIMCO RealEstateRealReturn Strategy	—	368,556	346,538	—	—	—	(22,018)	—
PIMCO Senior Floating Rate	885,030	1,645	870,077	—	—	1,511	(24,250)	1,645
PIMCO Short-Term	1,490,468	1,775,751	1,775,955	—	—	783	204	—
PIMCO StocksPLUS® International (U.S. Dollar-Hedged)	882,592	92,837	973,936	—	—	45,295	50,789	—
PIMCO Trends Managed Futures Strategy	—	746,005	701,921	—	—	12,767	(44,084)	—
Totals	$28,939,027	$43,269,537	$45,799,713	$(761,634)	$22,881,138	$748,032	$(177,286)	$282,480

AllianzGI Global Allocation:
	Market Value 11/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 9/30/2015	Dividend Income	Net Realized Gain(Loss)	Net Capital Gain Distributions Received
AllianzGI Behavioral Advantage Large Cap	$8,221,846	$702,703	$8,336,164	—	—	$105,112	$1,299,423	$597,590
AllianzGI Best Styles Global Equity	8,498,079	162,728,519	2,538,138	$(7,035,527)	$160,559,907	217,003	(170,022)	234,375
AllianzGI Emerging Markets Opportunities	4,255,106	76,386	4,112,314	—	—	76,386	1,367,215	—
AllianzGI Global Managed Volatility	6,380,384	740,726	6,501,421	—	—	172,387	629,309	523,659
AllianzGI Global Natural Resources	3,932,452	7,077	3,928,150	—	—	7,077	842,869	—
AllianzGI Income & Growth	4,210,588	29,851	4,194,897	—	—	29,851	879,273	—
AllianzGI International Managed Volatility	8,350,024	949,553	4,193,633	1,074,186	4,798,619	332,262	216,067	—
AllianzGI International Small-Cap	3,313,156	308,463	3,364,633	—	—	6,028	1,130,595	302,435
AllianzGI NFJ Dividend Value	12,510,549	67,517	12,616,792	—	—	67,517	3,467,315	—
AllianzGI NFJ Global Dividend Value	11,632,095	623,053	11,496,513	—	—	177,173	1,733,845	445,881
AllianzGI NFJ International Small-Cap Value	2,096,762	218,899	2,071,911	—	—	55,102	(195,968)	163,797
AllianzGI NFJ International Value	10,472,618	38,936	10,179,246	—	—	38,936	777,520	—
AllianzGI NFJ Mid-Cap Value	6,059,886	102,289	6,124,303	—	—	102,289	609,236	—
AllianzGI Short Duration High Income	10,412,267	13,998,658	1,513,573	(631,675)	22,337,055	587,790	(56,044)	—
AllianzGI Structured Return	—	15,649,732	—	48,193	15,697,925	—	—	86
AllianzGI U.S. Managed Volatility	16,976,055	1,665,122	9,801,706	858,393	6,761,836	276,036	(400,158)	1,137,518
PIMCO 15+ Year U.S. TIPS Index	—	6,763,697	1,777,471	(300,721)	4,523,810	13,785	(161,695)	—
PIMCO 7-15 Year U.S. Treasury Index	—	8,311,863	8,415,888	—	—	56,054	104,025	—
PIMCO CommoditiesPLUS® Strategy	5,915,364	221,725	5,381,453	—	—	151,843	(1,907,977)	8,247
PIMCO Commodity RealReturn Strategy	—	2,071,110	1,753,055	—	—	27,276	(318,055)	—

Annual Report	| September 30, 2015	413

Notes to Financial Statements (cont’d)

September 30, 2015

AllianzGI Global Allocation (cont’d)
	Market Value 11/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 9/30/2015	Dividend Income	Net Realized Gain(Loss)	Net Capital Gain Distributions Received
PIMCO Emerging Markets Bond	$8,369,850	$98,321	$7,942,640	—	—	$36,852	$(728,378)	$98,321
PIMCO Floating Income	10,450,702	—	10,107,252	—	—	55,452	(677,655)	—
PIMCO Foreign Bond (U.S. Dollar-Hedged)	3,179,318	181,388	3,208,764	—	—	175,667	428,951	11,156
PIMCO Income	17,235,145	21,076,829	9,418,772	$1,163,137	$28,028,646	961,026	(48,293)	38,611
PIMCO Investment Grade Corporate Bond	—	16,759,887	490,385	(483,826)	15,756,457	204,253	(29,219)	—
PIMCO Long-Term Credit	—	10,215,983	10,718,893	—	—	41,786	502,910	—
PIMCO Long-Term U.S. Government	—	5,107,892	5,477,086	—	—	9,010	369,194	—
PIMCO Mortgage Opportunities	4,189,877	6,135,803	10,343,721	—	—	38,395	68,362	—
PIMCO Real Return	—	10,213,662	10,543,076	—	—	10,035	329,414	—
PIMCO Senior Floating Rate	7,321,724	14,713	7,235,613	—	—	28,723	(188,669)	13,611
PIMCO Short-Term	8,334,726	637,898	8,830,608	—	—	50,431	(23,628)	40,611
PIMCO StocksPLUS® International (U.S. Dollar-Hedged)	10,654,336	584,741	10,527,517	—	—	596,449	64,200	—
Totals	$192,972,909	$286,302,996	$203,145,588	$(5,307,840)	$258,464,255	$4,707,986	$9,913,962	$3,615,898

AllianzGI Global Dynamic Allocation:
	Market Value 11/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 9/30/2015	Dividend Income	Net Realized Gain(Loss)	Net Capital Gain Distributions Received
AllianzGI Behavioral Advantage Large Cap	$317,663	$26,221	$321,862	—	—	$3,922	$49,644	$22,299
AllianzGI Best Styles Emerging Markets Equity	—	421,769	20,758	$(53,332)	$348,345	—	666	—
AllianzGI Best Styles Global Equity	508,334	23,621	507,553	—	—	11,621	23,689	12,001
AllianzGI Best Styles International Equity	—	1,253,162	—	(87,195)	1,165,967	—	—	—
AllianzGI Best Styles U.S. Equity	—	1,581,338	—	(112,358)	1,468,980	—	—	—
AllianzGI Emerging Markets Opportunities	95,731	1,719	92,519	—	—	1,719	35,417	—
AllianzGI Global Managed Volatility	252,019	27,038	254,129	—	—	6,696	24,406	20,342
AllianzGI Global Natural Resources	145,991	9,912	155,347	—	—	280	46,008	—
AllianzGI Income & Growth	158,086	1,096	157,467	—	—	1,096	38,737	—
AllianzGI International Managed Volatility	311,847	94,694	286,619	13,107	112,961	12,296	12,472	—
AllianzGI International Small-Cap	155,170	15,529	155,002	—	—	303	62,908	15,225
AllianzGI NFJ Dividend Value	254,570	1,325	256,707	—	—	1,325	73,370	—
AllianzGI NFJ Emerging Markets Value	49,089	1,933	46,818	—	—	1,137	(302)	795
AllianzGI NFJ Global Dividend Value	251,415	13,282	248,434	—	—	3,777	39,863	9,505
AllianzGI NFJ International Small-Cap Value	156,054	16,292	154,204	—	—	4,101	1,296	12,191
AllianzGI NFJ International Value	217,398	808	211,308	—	—	808	35,681	—
AllianzGI NFJ Mid-Cap Value	281,142	4,706	284,082	—	—	4,706	28,546	—
AllianzGI Short Duration High Income	187,083	34,619	65,977	(5,528)	149,553	6,827	(1,453)	—
AllianzGI U.S. Managed Volatility	505,573	146,969	605,816	—	—	8,074	71,635	33,271
AllianzGI Ultra Micro Cap	154,900	1,348	157,518	—	—	—	18,165	1,348
PIMCO Broad U.S. TIPS Index	—	210,041	203,884	—	—	—	(6,157)	—
PIMCO CommoditiesPLUS® Strategy	293,978	17,029	271,466	—	—	7,973	(86,484)	433
PIMCO Commodity RealReturn Strategy	149,678	—	137,306	—	—	—	(23,316)	—
PIMCO Emerging Markets Bond	—	162,746	159,209	—	—	703	(3,537)	—
PIMCO Income	220,099	290,805	214,734	(6,172)	284,145	10,915	18,509	489
PIMCO Investment Grade Corporate Bond	—	902,974	551,509	(8,495)	338,295	15,413	(4,675)	—

414	September 30, 2015 |	Annual Report

AllianzGI Global Dynamic Allocation (cont’d)
	Market Value 11/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 9/30/2015	Dividend Income	Net Realized Gain(Loss)	Net Capital Gain Distributions Received
PIMCO Long-Term Credit	—	$153,691	—	$(11,518)	$142,173	$5,833	—	—
PIMCO Mortgage Opportunities	$125,821	226,576	$3,113	553	348,502	5,884	$6	—
PIMCO Mortgage-Backed Securities	—	772,334	177,427	2,216	598,293	7,607	1,170	—
PIMCO Short-Term	437,032	2,089	433,896	—	—	2,458	(3,684)	$2,089
PIMCO StocksPLUS® International (U.S. Dollar-Hedged)	444,843	—	415,132	—	—	24,816	4,202	—
Totals	$5,673,516	$6,415,666	$6,549,796	$(268,722)	$4,957,214	$150,290	$456,782	$129,988

AllianzGI Global Megatrends:
	Market Value 2/2/2015*	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 9/30/2015	Dividend Income	Net Realized Gain(Loss)	Net Capital Gain Distributions Received
AllianzGI Emerging Markets Consumer	—	$600,000	—	$(92,380)	$507,620	—	—	—
AllianzGI Global Natural Resources	—	600,000	—	(123,719)	476,281	—	—	—
AllianzGI Global Water	—	600,000	—	(30,816)	569,184	—	—	—
AllianzGI Health Sciences	—	600,000	—	19,946	619,946	—	—	—
AllianzGI Technology	—	600,000	—	(6,379)	593,621	—	—	—
Totals	—	$3,000,000	—	$(233,348)	$2,766,652	—	—	—

AllianzGI Multi-Asset Real Return:
	Market Value 11/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 9/30/2015	Dividend Income	Net Realized Loss	Net Capital Gain Distributions Received
AllianzGI Global Natural Resources	$953,434	$415,716	—	$(249,148)	$1,084,240	$1,716	—	—
AllianzGI Structured Return	—	206,798	—	3,519	210,317	—	—	—
PIMCO Broad U.S. TIPS Index	—	764,405	$169,797	(6,738)	586,740	2,800	$(1,130)	—
PIMCO Commodity RealReturn Strategy	1,128,836	300,303	120,000	(457,562)	964,087	36,303	(41,320)	—
PIMCO Emerging Markets Bond	299,666	3,520	284,371	—	—	1,319	(19,369)	$3,520
Rayonier Advanced Materials, Inc.†	1,602	—	—	(2,118)	398	18	—	—
Totals	$2,383,538	$1,690,742	$574,168	$(712,047)	$2,845,782	$42,156	$(61,819)	$3,520

†	Not affiliated at September 30, 2015.
*	Commencement of operations.

Annual Report	| September 30, 2015	415

Notes to Financial Statements (cont’d)

September 30, 2015

The following tables show the earnings from affiliates for the year ended November 30, 2014:

AllianzGI Retirement 2015
	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Behavioral Advantage Large Cap	$3,306	$14,378	$14,206
AllianzGI Best Styles Global Equity	—	31,715	—
AllianzGI Emerging Markets Opportunities	8,351	(2,271)	—
AllianzGI Global Managed Volatility	9,353	(668)	7,695
AllianzGI Global Natural Resources	2,446	19,139	—
AllianzGI Income & Growth	16,951	25,659	45,133
AllianzGI International Managed Volatility	—	1,940	—
AllianzGI International Small-Cap	2,908	20,699	24,000
AllianzGI NFJ Dividend Value	17,191	163,971	—
AllianzGI NFJ Global Dividend Value	14,700	54,777	17,533
AllianzGI NFJ International Small-Cap Value	2,198	5,804	3,412
AllianzGI NFJ International Value	15,149	10,831	—
AllianzGI NFJ Mid-Cap Value	6,649	117,750	—
AllianzGI NFJ Small-Cap Value	—	89,876	—
AllianzGI Short Duration High Income	83,466	(7,797)	—
AllianzGI U.S. Managed Volatility	5,830	3,166	5,859
PIMCO 1-5 Year U.S. TIPS Index	31,196	(12,645)	—
PIMCO CommoditiesPLUS® Strategy	8,946	(61,990)	528
PIMCO Commodity RealReturn Strategy	2,038	(6,663)	—
PIMCO Floating Income	60,959	(45,519)	—
PIMCO Foreign Bond (U.S. Dollar-Hedged)	19,381	73,431	10,258
PIMCO Income	166,153	7,807	2,819
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged)	66,285	(8,209)	1,586
PIMCO Mortgage Opportunities	49,934	3,295	1,697
PIMCO Real Return	48,102	41,519	11,727
PIMCO Senior Floating Rate	49,850	(12,694)	5,104
PIMCO Short-Term	21,510	34,359	1,424
Totals	$712,852	$561,660	$152,981

AllianzGI Retirement 2020
	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Behavioral Advantage Large Cap	$7,085	$41,617	$30,442
AllianzGI Best Styles Global Equity	—	46,827	—
AllianzGI Emerging Markets Opportunities	14,905	(1,481)	—
AllianzGI Global Managed Volatility	22,538	9,619	16,831
AllianzGI Global Natural Resources	4,534	27,703	—
AllianzGI Income & Growth	28,933	20,686	83,148
AllianzGI International Managed Volatility	—	1,624	—
AllianzGI International Small-Cap	4,710	31,055	38,933
AllianzGI NFJ Dividend Value	29,956	171,819	—
AllianzGI NFJ Global Dividend Value	29,624	98,511	36,695
AllianzGI NFJ International Small-Cap Value	4,212	12,601	6,424
AllianzGI NFJ International Value	28,439	18,227	—
AllianzGI NFJ Mid-Cap Value	12,159	81,916	—
AllianzGI NFJ Small-Cap Value	—	58,016	—
AllianzGI Short Duration High Income	149,010	(8,251)	—
AllianzGI U.S. Managed Volatility	12,487	265	12,549
AllianzGI U.S. Small-Cap Growth	—	16	—
PIMCO 1-5 Year U.S. TIPS Index	52,877	(20,752)	—
PIMCO CommoditiesPLUS® Strategy	22,500	(98,459)	1,186
PIMCO Commodity RealReturn Strategy	5,348	(9,615)	—
PIMCO Floating Income	111,166	(91,949)	—
PIMCO Foreign Bond (U.S. Dollar-Hedged)	29,498	109,558	8,518
PIMCO Income	274,035	(10,290)	4,265
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged)	131,476	(9,816)	2,376
PIMCO Mortgage Opportunities	74,387	(3,431)	2,330
PIMCO Real Return	83,617	(97,745)	16,781
PIMCO Senior Floating Rate	87,195	(20,608)	7,710
PIMCO Short-Term	24,620	29,537	1,506
Totals	$1,245,311	$387,200	$269,694

416	September 30, 2015 |	Annual Report

AllianzGI Retirement 2025
	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Behavioral Advantage Large Cap	$12,424	$63,055	$53,374
AllianzGI Best Styles Global Equity	—	82,608	—
AllianzGI Emerging Markets Opportunities	18,676	(34,585)	—
AllianzGI Global Managed Volatility	33,138	11,497	24,252
AllianzGI Global Natural Resources	6,062	14,978	—
AllianzGI Income & Growth	32,600	3,527	95,485
AllianzGI International Managed Volatility	—	(145)	—
AllianzGI International Small-Cap	7,213	(8,493)	59,817
AllianzGI NFJ Dividend Value	32,705	136,410	—
AllianzGI NFJ Global Dividend Value	35,365	112,434	41,993
AllianzGI NFJ International Small-Cap Value	5,700	(7,471)	9,043
AllianzGI NFJ International Value	34,105	26,649	—
AllianzGI NFJ Mid-Cap Value	11,661	110,509	—
AllianzGI Short Duration High Income	159,469	(14,276)	—
AllianzGI U.S. Managed Volatility	12,519	5,324	12,581
AllianzGI U.S. Small-Cap Growth	—	46	—
PIMCO 1-5 Year U.S. TIPS Index	40,393	(22,645)	—
PIMCO CommoditiesPLUS® Strategy	25,967	(108,839)	1,390
PIMCO Commodity RealReturn Strategy	5,919	(27,084)	—
PIMCO Floating Income	120,473	(86,951)	—
PIMCO Foreign Bond (U.S. Dollar-Hedged)	31,729	86,689	9,870
PIMCO Income	283,475	(17,990)	3,861
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged)	163,530	(16,759)	2,919
PIMCO Mortgage Opportunities	79,105	(8,961)	2,373
PIMCO Real Return	83,074	(224,010)	17,092
PIMCO Senior Floating Rate	94,519	(22,339)	7,852
PIMCO Short-Term	23,864	20,186	1,315
Totals	$1,353,685	$73,364	$343,217

AllianzGI Retirement 2030
	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Behavioral Advantage Large Cap	$13,953	$52,271	$59,941
AllianzGI Best Styles Global Equity	—	101,258	—
AllianzGI Emerging Markets Opportunities	29,356	(42,506)	—
AllianzGI Global Managed Volatility	42,335	14,314	30,024
AllianzGI Global Natural Resources	6,804	19,729	—
AllianzGI Income & Growth	40,974	5,201	111,596
AllianzGI International Managed Volatility	19,136	(5,292)	—
AllianzGI International Small-Cap	10,305	16,159	84,732
AllianzGI NFJ Dividend Value	37,887	202,213	—
AllianzGI NFJ Global Dividend Value	44,781	155,183	52,243
AllianzGI NFJ International Small-Cap Value	7,904	5,034	12,050
AllianzGI NFJ International Value	42,521	70,514	—
AllianzGI NFJ Mid-Cap Value	19,414	165,380	—
AllianzGI NFJ Small-Cap Value	—	128,715	—
AllianzGI Short Duration High Income	163,387	(12,631)	—
AllianzGI U.S. Managed Volatility	24,599	6,174	24,721
AllianzGI U.S. Small-Cap Growth	—	(7,926)	46,187
PIMCO 1-5 Year U.S. TIPS Index	28,244	(11,968)	—
PIMCO CommoditiesPLUS® Strategy	29,971	(101,327)	1,919
PIMCO Commodity RealReturn Strategy	6,464	(33,691)	3,276
PIMCO Floating Income	128,605	(81,738)	—
PIMCO Foreign Bond (U.S. Dollar-Hedged)	28,951	103,368	11,739
PIMCO Income	288,349	(11,281)	4,599
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged)	200,215	(11,238)	4,036
PIMCO Mortgage Opportunities	76,634	(4,003)	2,809
PIMCO Real Return	40,243	21,035	4,504
PIMCO Senior Floating Rate	94,717	(20,109)	9,293
PIMCO Short-Term	22,668	19,210	1,685
Totals	$1,448,417	$742,048	$465,354

Annual Report	| September 30, 2015	417

Notes to Financial Statements (cont’d)

September 30, 2015

AllianzGI Retirement 2035
	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Behavioral Advantage Large Cap	$12,705	$39,123	$54,582
AllianzGI Best Styles Global Equity	—	102,361	—
AllianzGI Disciplined Equity	—	37,820	—
AllianzGI Emerging Markets Opportunities	23,631	(50,039)	—
AllianzGI Global Managed Volatility	31,350	4,013	22,744
AllianzGI Global Natural Resources	5,045	23,378	—
AllianzGI Income & Growth	33,348	1,889	95,834
AllianzGI International Managed Volatility	21,827	(773)	—
AllianzGI International Small-Cap	9,847	23,056	80,849
AllianzGI NFJ Dividend Value	37,595	136,699	—
AllianzGI NFJ Global Dividend Value	65,097	164,301	74,203
AllianzGI NFJ International Small-Cap Value	7,032	12,341	10,719
AllianzGI NFJ International Value	35,807	50,409	—
AllianzGI NFJ Mid-Cap Value	16,884	167,760	—
AllianzGI Short Duration High Income	119,603	(11,561)	—
AllianzGI Ultra Micro Cap	—	492	—
AllianzGI U.S. Managed Volatility	19,801	2,543	19,900
AllianzGI U.S. Small-Cap Growth	—	(5,662)	49,308
PIMCO 1-5 Year U.S. TIPS Index	16,795	(8,068)	—
PIMCO CommoditiesPLUS® Strategy	27,079	(94,960)	1,584
PIMCO Commodity RealReturn Strategy	5,825	(36,785)	4,807
PIMCO Floating Income	99,786	(56,600)	—
PIMCO Income	198,224	(18,351)	3,164
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged)	194,021	(21,235)	3,385
PIMCO Mortgage Opportunities	52,313	(4,548)	1,639
PIMCO Real Return	21,550	33,116	—
PIMCO Senior Floating Rate	69,633	(10,249)	2,259
PIMCO Short-Term	7,853	9,445	756
Totals	$1,132,651	$489,915	$425,733

AllianzGI Retirement 2040
	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Behavioral Advantage Large Cap	$13,473	$57,656	$51,639
AllianzGI Best Styles Global Equity	—	28,958	—
AllianzGI Disciplined Equity	—	182,364	—
AllianzGI Emerging Markets Opportunities	26,030	(38,721)	—
AllianzGI Global Managed Volatility	30,670	3,490	21,172
AllianzGI Global Natural Resources	4,886	21,692	—
AllianzGI Income & Growth	33,712	12,917	95,260
AllianzGI International Managed Volatility	31,805	(2,254)	—
AllianzGI International Small-Cap	12,289	27,910	93,982
AllianzGI NFJ Dividend Value	36,985	146,245	—
AllianzGI NFJ Global Dividend Value	63,172	186,777	70,332
AllianzGI NFJ International Small-Cap Value	8,402	25,448	11,843
AllianzGI NFJ International Value	38,991	73,170	—
AllianzGI NFJ Mid-Cap Value	18,719	142,185	—
AllianzGI NFJ Small-Cap Value	—	150,431	—
AllianzGI Short Duration High Income	101,368	(5,559)	—
AllianzGI Ultra Micro Cap	—	(17)	501
AllianzGI U.S. Managed Volatility	20,335	1,075	18,934
AllianzGI U.S. Small-Cap Growth	—	466	48,545
PIMCO 1-5 Year U.S. TIPS Index	10,468	1,284	—
PIMCO CommoditiesPLUS® Strategy	27,300	(86,224)	1,449
PIMCO Commodity RealReturn Strategy	5,949	(62,949)	8,796
PIMCO Floating Income	86,389	(49,359)	—
PIMCO Income	141,456	(13,633)	2,509
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged)	196,765	(15,333)	3,639
PIMCO Mortgage Opportunities	26,793	5,507	1,513
PIMCO Real Return	9,330	37,301	—
PIMCO Senior Floating Rate	38,109	(5,576)	2,086
PIMCO Short-Term	2,041	1,299	—
Totals	$985,437	$826,550	$432,200

418	September 30, 2015 |	Annual Report

AllianzGI Retirement 2045
	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Behavioral Advantage Large Cap	$7,381	$30,804	$31,712
AllianzGI Best Styles Global Equity	—	20,502	—
AllianzGI Disciplined Equity	—	50,441	—
AllianzGI Emerging Markets Opportunities	12,711	(19,615)	—
AllianzGI Global Managed Volatility	17,085	5,470	13,165
AllianzGI Global Natural Resources	2,406	16,904	—
AllianzGI Income & Growth	19,042	1,517	56,217
AllianzGI International Managed Volatility	16,850	(3,463)	—
AllianzGI International Small-Cap	7,351	(8,581)	61,069
AllianzGI NFJ Dividend Value	23,515	76,014	—
AllianzGI NFJ Global Dividend Value	36,758	107,363	39,614
AllianzGI NFJ International Small-Cap Value	4,057	(393)	6,515
AllianzGI NFJ International Value	24,516	36,279	—
AllianzGI NFJ Mid-Cap Value	8,626	68,266	—
AllianzGI Short Duration High Income	56,993	(5,771)	—
AllianzGI Ultra Micro Cap	—	(156)	300
AllianzGI U.S. Managed Volatility	10,649	869	10,702
AllianzGI U.S. Small-Cap Growth	—	(2,161)	31,115
PIMCO CommoditiesPLUS® Strategy	16,244	(51,164)	734
PIMCO Commodity RealReturn Strategy	3,551	(31,445)	4,291
PIMCO Floating Income	47,135	(18,927)	—
PIMCO Income	64,321	(4,229)	937
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged)	123,943	(3,980)	1,803
PIMCO Mortgage Opportunities	6,951	896	646
PIMCO Real Return	2,268	482	—
PIMCO Senior Floating Rate	13,417	(2,450)	1,018
PIMCO Short-Term	899	638	—
Totals	$526,669	$264,110	$259,838

AllianzGI Retirement 2050
	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Behavioral Advantage Large Cap	$6,930	$26,233	$29,234
AllianzGI Best Styles Global Equity	—	9,259	—
AllianzGI Disciplined Equity	—	126,740	—
AllianzGI Emerging Markets Opportunities	12,960	(15,976)	—
AllianzGI Global Managed Volatility	15,969	7,025	11,568
AllianzGI Global Natural Resources	2,304	5,842	—
AllianzGI Income & Growth	17,614	5,295	50,029
AllianzGI International Managed Volatility	15,820	(370)	—
AllianzGI International Small-Cap	6,874	1,556	54,092
AllianzGI NFJ Dividend Value	21,112	79,413	—
AllianzGI NFJ Global Dividend Value	32,553	119,248	35,869
AllianzGI NFJ International Small-Cap Value	4,213	(1,129)	6,361
AllianzGI NFJ International Value	20,592	40,877	—
AllianzGI NFJ Mid-Cap Value	8,763	49,879	—
AllianzGI NFJ Small-Cap Value	—	164,018	—
AllianzGI Short Duration High Income	41,246	(5,565)	—
AllianzGI Ultra Micro Cap	—	(654)	242
AllianzGI U.S. Managed Volatility	11,010	2,401	10,963
AllianzGI U.S. Small-Cap Growth	—	(1,004)	29,820
PIMCO CommoditiesPLUS® Strategy	13,649	(45,516)	761
PIMCO Commodity RealReturn Strategy	3,003	(33,640)	4,423
PIMCO Floating Income	36,431	(20,544)	—
PIMCO Income	38,530	(1,569)	766
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged)	114,345	(5,086)	1,929
PIMCO Mortgage Opportunities	4,366	448	477
PIMCO Real Return	1,722	97	—
PIMCO Short-Term	166	200	—
Totals	$430,172	$507,478	$236,534

Annual Report	| September 30, 2015	419

Notes to Financial Statements (cont’d)

September 30, 2015

AllianzGI Retirement 2055
	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Behavioral Advantage Large Cap	$2,519	$7,317	$10,444
AllianzGI Best Styles Global Equity	—	915	—
AllianzGI Disciplined Equity	—	25,903	—
AllianzGI Emerging Markets Opportunities	4,680	(1,135)	—
AllianzGI Global Managed Volatility	5,765	2,237	4,110
AllianzGI Global Natural Resources	830	1,867	—
AllianzGI Income & Growth	6,134	3,659	16,331
AllianzGI International Managed Volatility	5,716	1,901	—
AllianzGI International Small-Cap	2,480	4,004	19,316
AllianzGI NFJ Dividend Value	7,690	31,509	—
AllianzGI NFJ Global Dividend Value	11,993	55,154	13,392
AllianzGI NFJ International Small-Cap Value	1,518	(1,134)	2,259
AllianzGI NFJ International Value	7,893	8,416	—
AllianzGI NFJ Mid-Cap Value	3,164	42,265	—
AllianzGI Short Duration High Income	12,057	(899)	—
AllianzGI Ultra Micro Cap	—	(177)	85
AllianzGI U.S. Managed Volatility	3,975	511	3,917
AllianzGI U.S. Small-Cap Growth	—	(540)	10,608
PIMCO CommoditiesPLUS® Strategy	4,750	(16,590)	282
PIMCO Commodity RealReturn Strategy	1,067	(11,564)	1,651
PIMCO Floating Income	12,442	1,455	—
PIMCO Income	11,809	245	286
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged)	39,849	(1,012)	720
PIMCO Mortgage Opportunities	1,492	(159)	178
PIMCO Real Return	504	88	—
PIMCO Short-Term	56	67	—
Totals	$148,383	$154,303	$83,579

AllianzGI Retirement Income
	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Behavioral Advantage Large Cap	$2,330	$9,523	$10,013
AllianzGI Best Styles Global Equity	—	41,880	—
AllianzGI Emerging Markets Opportunities	8,808	9,301	—
AllianzGI Global Managed Volatility	9,870	3,544	7,613
AllianzGI Global Natural Resources	1,985	37,896	—
AllianzGI Income & Growth	17,080	45,094	44,949
AllianzGI International Managed Volatility	—	3,999	—
AllianzGI International Small-Cap	2,959	21,328	24,243
AllianzGI NFJ Dividend Value	15,112	189,159	—
AllianzGI NFJ Global Dividend Value	14,179	84,422	15,752
AllianzGI NFJ International Small-Cap Value	2,290	8,220	3,404
AllianzGI NFJ International Value	13,999	8,572	—
AllianzGI NFJ Mid-Cap Value	5,363	76,785	—
AllianzGI NFJ Small-Cap Value	—	100,659	—
AllianzGI Short Duration High Income	80,194	(4,976)	—
AllianzGI U.S. Managed Volatility	6,153	3,714	6,183
PIMCO 1-5 Year U.S. TIPS Index	33,168	(13,023)	—
PIMCO CommoditiesPLUS® Strategy	8,723	(50,932)	613
PIMCO Commodity RealReturn Strategy	1,811	(5,675)	—
PIMCO Floating Income	54,132	(34,845)	—
PIMCO Foreign Bond (U.S. Dollar-Hedged)	23,185	67,225	16,700
PIMCO Income	169,842	7,684	3,712
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged)	62,507	(5,831)	1,897
PIMCO Mortgage Opportunities	53,917	3,655	2,190
PIMCO Real Return	48,755	8,220	15,336
PIMCO Senior Floating Rate	49,735	(12,264)	6,039
PIMCO Short-Term	26,508	48,401	2,191
Totals	$712,605	$651,735	$160,835

420	September 30, 2015 |	Annual Report

AllianzGI Global Allocation
	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Behavioral Advantage Large Cap	$60,680	$113,763	$255,529
AllianzGI Best Styles Global Equity	—	55,920	—
AllianzGI Emerging Markets Opportunities	164,858	913,630	—
AllianzGI Global Managed Volatility	221,906	67,595	168,872
AllianzGI Global Natural Resources	29,618	36,736	—
AllianzGI Income & Growth	90,514	472,862	260,279
AllianzGI International Managed Volatility	192,695	36,985	—
AllianzGI International Small-Cap	83,028	1,201,147	659,484
AllianzGI NFJ Dividend Value	203,003	80,317	—
AllianzGI NFJ Global Dividend Value	403,860	52,120	476,431
AllianzGI NFJ International Small-Cap Value	33,459	6,145	43,969
AllianzGI NFJ International Value	351,467	488,418	—
AllianzGI NFJ Mid-Cap Value	98,258	115,289	—
AllianzGI NFJ Small-Cap Value	—	3,975,885	—
AllianzGI Short Duration High Income	484,546	(15,540)	—
AllianzGI U.S. Managed Volatility	95,138	31,841	95,610
AllianzGI U.S. Small-Cap Growth	—	979,529	135,743
PIMCO CommoditiesPLUS® Strategy	122,670	(239,423)	7,490
PIMCO Emerging Markets Bond	127,452	(6,841)	—
PIMCO Floating Income	496,462	(24,249)	—
PIMCO Foreign Bond (U.S. Dollar-Hedged)	110,209	306,250	74,060
PIMCO Income	918,106	196,406	24,244
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged)	811,065	27,193	30,847
PIMCO Mortgage Opportunities	253,670	11,914	14,877
PIMCO Senior Floating Rate	233,723	(11,200)	32,860
PIMCO Short-Term	132,697	59,271	9,582
Totals	$5,719,084	$8,931,963	$2,289,877

AllianzGI Global Dynamic Allocation
	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Behavioral Advantage Large Cap	$3,436	$28,804	$14,760
AllianzGI Best Styles Global Equity	—	2,533	—
AllianzGI Emerging Markets Opportunities	5,650	88,234	—
AllianzGI Global Managed Volatility	9,119	3,933	6,887
AllianzGI Global Natural Resources	1,374	10,177	—
AllianzGI Income & Growth	3,488	1,582	9,856
AllianzGI International Managed Volatility	7,942	946	—
AllianzGI International Small-Cap	2,764	36,983	22,705
AllianzGI NFJ Dividend Value	3,252	7,013	—
AllianzGI NFJ Emerging Markets Value	4,465	(8,153)	—
AllianzGI NFJ Global Dividend Value	8,955	2,678	10,625
AllianzGI NFJ International Small-Cap Value	4,107	18,281	5,468
AllianzGI NFJ International Value	9,475	19,590	—
AllianzGI NFJ Large Cap Value	749	8,185	—
AllianzGI NFJ Mid-Cap Value	3,530	3,922	—
AllianzGI NFJ Small-Cap Value	—	236,340	—
AllianzGI Short Duration High Income	9,610	(231)	—
AllianzGI Ultra Micro Cap	—	12,077	1,024
AllianzGI U.S. Managed Volatility	5,684	2,798	5,712
PIMCO CommoditiesPLUS® Strategy	3,999	(78)	233
PIMCO Commodity RealReturn Strategy	266	(1,994)	1,071
PIMCO Income	11,618	978	264
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged)	32,094	(725)	1,155
PIMCO Mortgage Opportunities	4,785	51	185
PIMCO Short-Term	4,472	191	137
Totals	$140,834	$474,115	$80,082

Annual Report	| September 30, 2015	421

Notes to Financial Statements (cont’d)

September 30, 2015

AllianzGI Multi-Asset Real Return
	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Global Natural Resources	$10,980	$27,628	—
PIMCO Commodity RealReturn Strategy	6,068	(49,507)	$18,182
PIMCO Emerging Markets Bond	219	—	—
Rayonier Advanced Materials, Inc.††	5	2	—
Totals	$17,272	$(21,877)	$18,182

††	Not affiliated at November 30, 2013.

12.	FUND EVENTS

(a) New Funds

On December 1, 2014, AllianzGI Best Styles U.S. Equity commenced operations as a series of the Trust, offering Class P, Institutional Class and Class R6 shares; and AllianzGI Emerging Markets Consumer and AllianzGI Emerging Markets Small-Cap commenced operations as series of the Trust, offering Class A and Institutional Class shares.

On December 9, 2014, AllianzGI Best Styles Emerging Markets Equity and AllianzGI Best Styles International Equity commenced operations as series of the Trust, offering Class P, Institutional Class and Class R6 shares; and AllianzGI Global Sustainability commenced operations as a series of the Trust, offering Class A, Class P and Institutional Class shares.

On February 2, 2015, AllianzGI Global Megatrends commenced operations as a series of the Trust, offering Class A, Class P and Institutional Class shares; and AllianzGI Europe Equity Dividend commenced operations as a series of the Trust, offering Class A, Class C, Class P and Institutional Class shares; and AllianzGI International Growth commenced operations as a series of the Trust, offering Class A and Institutional Class shares.

(b) New Share Classes

Effective December 22, 2014, AllianzGI Best Styles Global Equity began offering Class P shares.

Effective September 8, 2015, AllianzGI Global Allocation and AllianzGI NFJ International Small-Cap Value began offering Class R6 shares.

(c) Policy Changes

Effective January 1, 2015, AllianzGI Global Allocation revised its principal investment strategies, principal risks fees and expenses. The Fund seeks to achieve its investment objective through a combination of active allocation between asset classes and actively managed strategies within those asset classes. The Fund targets a long-term average strategic asset allocation of 60% to global equity exposure and 40% to fixed income exposure. Depending on market conditions, the equity component of the portfolio may range between approximately 50% and 70% of the Fund’s assets and the fixed income component of the portfolio may range between approximately 30% and 50% of the Fund’s assets. The Fund’s principal risks were revised to correspond with the changes to the Fund’s principal investment strategies.

Effective January 1, 2015, AllianzGI Global Dynamic Allocation revised its principal investment strategies, principal risks, benchmarks and fees and expenses. The Fund seeks to achieve its investment objective through a combination of active allocation between asset classes and actively managed strategies within those asset classes. The Fund targets a long-term average strategic asset allocation of 60% to global equity exposure and 40% to fixed income exposure. Depending on market conditions, the equity component of the portfolio may range between approximately 20% and 80% of the Fund’s assets and the fixed income component of the portfolio may range between approximately 20% and 80% of the Fund’s assets. The Fund’s principal risks were revised to correspond with the changes to the Fund’s principal investment strategies. The Fund added the Barclays U.S. Aggregate Bond Index and a custom blended index comprised of 60% MSCI ACWI and 40% Barclays U.S. Aggregate Bond Index as benchmarks.

Effective April 1, 2015, the Target Date Funds implemented a derivatives strategy that would enable each Target Date Fund to invest up to 10% of its assets in equity index futures and up to 10% of its assets in interest rate futures.

Effective April 1, 2015, AllianzGI Best Styles U.S. Equity and AllianzGI U.S. Small-Cap Growth now define “U.S. companies” as those companies whose securities are traded in U.S. markets and that (i) are organized or headquartered in the United States or (ii) are designated as U.S. companies by commonly recognized market data services.

Effective June 5, 2015, AllianzGI NFJ Global Dividend Value revised its principal investment strategy as follows: The Fund seeks to achieve its objective by normally investing primarily in common stocks of U.S. and non-U.S. companies with market capitalizations in excess of $100 million.

Effective August 24, 2015, AllianzGI International Small-Cap revised its principal investment strategy as follows: The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in companies with smaller market capitalizations. The Fund currently defines companies with smaller market capitalizations as those with market capitalizations comparable to companies included in the MSCI World Small-Cap Index (between $37.8 million and $8.2 billion as of September 30, 2015). Under normal market and other conditions, the Fund expects to maintain a weighted-average market capitalization between 50% and 200% of the weighted-average market capitalization of the securities in the MSCI World Small-Cap Index, which as of September 30, 2015 would result in a weighted-average market capitalization ranging from $1.3 billion to $5.3 billion.

422	September 30, 2015 |	Annual Report

(d) Name Change

Effective February 2, 2015, AllianzGI Global Growth Allocation changed its name to AllianzGI Global Dynamic Allocation.

(e) Sales Charge Change

Effective April 1, 2015, AllianzGI Short Duration High Income changed the sales charge for Class A and Class C. For Class A purchases in excess of $250,000, CDSC decreased from 1.00% to 0.50% and the CDSC period decreased from 18 months to 12 months. Class C upfront dealer commission increased from 0.55% to 0.75%.

(f) Share Class Conversion

On August 5, 2015, the Board approved the conversion of all Class D shares of AllianzGI Behavioral Advantage Large Cap, AllianzGI China Equity, AllianzGI Convertible, AllianzGI Global Allocation, AllianzGI Global Dynamic Allocation, AllianzGI Global Fundamental Strategy, AllianzGI Global Managed Volatility, AllianzGI Global Water, AllianzGI High Yield Bond, AllianzGI International Small-Cap, AllianzGI Multi-Asset Real Return, AllianzGI NFJ Emerging Markets Value, AllianzGI NFJ Global Dividend Value, AllianzGI NFJ International Small-Cap Value, AllianzGI NFJ International Value II, AllianzGI Retirement 2015, AllianzGI Retirement 2020, AllianzGI Retirement 2030, AllianzGI Retirement 2040, AllianzGI Retirement 2050, AllianzGI Retirement Income, AllianzGI Short Duration High Income, AllianzGI Structured Return, AllianzGI U.S. Equity Hedged and AllianzGI U.S. Small-Cap Growth into Class A shares of the same Fund (the “Class D Conversion”). The Class D Conversion will be effected on the basis of the relative net asset values of the Class D and Class A shares involved and, following the conversion, each Fund will cease to have any Class D shares authorized or outstanding. The Class D Conversion will take place pursuant to the Ninth Amended and Restated Multi-Class Plan of the Trust, which was approved by the Board at its August 5, 2015 meeting, and is expected to be completed in the fourth quarter of 2015.

(g)	Fiscal Year End Change

On June 3, 2015, the Board of Trustees of the Trust approved a change in the fiscal year end of each Fund of the Trust. Effective as of September 30, 2015, each Fund’s fiscal year end changed from November 30th to September 30th.

13.	PAYMENTS FROM AFFILIATES

There were no payments from affiliates for the period ended September 30, 2015.

During the fiscal year ended November 30, 2014, AllianzGI U.S. reimbursed AllianzGI Convertible, AllianzGI Global Fundamental Strategy, AllianzGI High Yield Bond and AllianzGI U.S. Equity Hedged $475,282, $575, $174,513 and $317, respectively for realized losses resulting from trading errors.

14.	BORROWINGS

On July 31, 2015, the Trust entered into a new credit agreement (the “Northern Trust Agreement”), among the Trust, AllianzGI Institutional Multi-Series Trust, Allianz Funds and Premier Multi-Series VIT, as borrowers (collectively, the “AllianzGI Borrowers” and each series thereof, an “AllianzGI Borrower Fund”), and Northern Trust Company, as lender, for a committed line of credit. The Northern Trust Agreement has a 364 day term and permits the AllianzGI Borrowers to borrow up to $200 million in aggregate, subject to (i) a requirement that each AllianzGI Borrower Fund’s asset coverage with respect to senior securities representing indebtedness be 300% or higher, and (ii) certain other limitations and conditions. Each AllianzGI Borrower Fund will pay interest on any amounts borrowed under the facility at the greater of (i) the federal funds overnight rate plus 1.00% or (ii) 1.50%, subject to upward adjustment when any past-due payments are outstanding. The AllianzGI Borrowers will also pay a usage fee at an annualized rate of 0.15% on undrawn amounts, allocated pro rata among the AllianzGI Borrower Funds on the basis of net assets. Amounts borrowed may be repaid and reborrowed on a revolving basis during the term of the facility.

The following Funds utilized the line of credit during the period ended September 30, 2015. The average amount borrowed is for the number of days that the Fund had an outstanding balance.

	Average Amount Borrowed During the Period	Average Interest Rate	Number of Days Outstanding During the Period	Outstanding Borrowings at September 30, 2015
AllianzGI NFJ International Small-Cap Value	$1,200,000	1.50%	3	—

15.	SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On October 7, 2015, the Board approved the liquidation of AllianzGI Global Managed Volatility Fund, effective on or about December 11, 2015.

On October 8, 2015, the Board approved the elimination of all Class B shares of AllianzGI Global Allocation, to be accomplished through the accelerated conversion of Class B shares into Class A shares of the Fund (the “Class B Conversion”). Class B shares have not been available for purchase since November 1, 2009, other than through the reinvestment of distributions by current Class B shareholders. The Class B Conversion will be effected on the basis of the relative net asset values of the Class B and Class A shares involved and, following the conversion, the Fund will cease to have any Class B shares authorized or outstanding. The Class B Conversion will take place pursuant to the Tenth Amended and Restated Multi-Class Plan of the Trust, which was approved by the Board at its October 8, 2015 meeting, and is expected to be completed in the fourth quarter of 2015.

On October 8, 2015, the Board approved a permanent 0.10% reduction in the management fee paid by AllianzGI NFJ International Small-Cap

Annual Report	| September 30, 2015	423

Notes to Financial Statements (cont’d)

September 30, 2015

Value to AGIFM. Such reduction will reduce the management fee from 0.95% to 0.85%. This permanent fee reduction would be put in place on November 1, 2015. Additionally, AGIFM will temporarily reduce the level at which the expense limitation is set for each share class of the Fund by 0.15%, effective November 1, 2015 through January 31, 2017.

On October 21, 2015, shareholders of AllianzGI Behavioral Advantage Large Cap approved a reorganization of the Fund with and into Fuller & Thaler Behavioral Core Equity. The reorganization was completed on October 23, 2015.

On October 22, 2015, the following Funds declared per-share net investment income dividends to shareholders, payable October 22, 2015 to shareholders of record on October 21, 2015.

	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
AllianzGI High Yield Bond	$0.04765	$0.04194	$0.04728	$0.04271	$0.05017	$0.05000	$0.04184
AllianzGI Short Duration High Income	0.06000	0.05697	0.06011	NA	0.06256	0.06291	NA

On November 4, 2015, shareholders of AllianzGI Global Water approved certain changes to the Fund’s fundamental investment restriction regarding its concentration policy. The Fund may not invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry, except that it will concentrate more than 25% of its total assets in the water-related resources sector. The Fund currently considers the water-related resources sector to include companies that are principally engaged in water-related activities. “Water-related activities” consist of those that relate to the quality or availability of or demand for potable and non-potable water and include the following: water production, storage, transport and distribution; water supply-enhancing or water demand-reducing technologies and materials; water planning, control and research; water conditioning, such as filtering, desalination, disinfection and purification; sewage and liquid waste treatment; and water delivery-related equipment and technology, consulting or engineering services relating to any of the above-mentioned activities. The specific activities that the Fund may from time to time consider to qualify as “water-related activities” will change as markets, technologies and investment practices develop.

On November 19, 2015, the following Funds declared per-share net investment income dividends to shareholders, payable November 19, 2015 to shareholders of record on November 18, 2015.

	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class
AllianzGI High Yield Bond	$0.04721	$0.04268	$0.04344	$0.05016	$0.05000	$0.04891
AllianzGI Short Duration High Income	0.06000	0.05719	NA	0.06230	0.06321	NA

There were no other subsequent events identified that require recognition or disclosure.

424	September 30, 2015 |	Annual Report

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Allianz Funds Multi-Strategy Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AllianzGI Retirement 2015 Fund, AllianzGI Retirement 2020 Fund, AllianzGI Retirement 2025 Fund, AllianzGI Retirement 2030 Fund, AllianzGI Retirement 2035 Fund, AllianzGI Retirement 2040 Fund, AllianzGI Retirement 2045 Fund, AllianzGI Retirement 2050 Fund, AllianzGI Retirement 2055 Fund, AllianzGI Retirement Income Fund, AllianzGI Global Allocation Fund, AllianzGI Global Dynamic Allocation Fund (formerly AllianzGI Global Growth Allocation Fund), AllianzGI Global Megatrends Fund, AllianzGI Behavioral Advantage Large Cap Fund, AllianzGI Best Styles Emerging Markets Equity Fund, AllianzGI Best Styles Global Equity Fund, AllianzGI Best Styles International Equity Fund, AllianzGI Best Styles U.S. Equity Fund, AllianzGI China Equity Fund, AllianzGI Convertible Fund, AllianzGI Emerging Markets Consumer Fund, AllianzGI Emerging Markets Debt Fund, AllianzGI Emerging Markets Small-Cap Fund, AllianzGI Europe Equity Dividend Fund, AllianzGI Global Fundamental Strategy Fund, AllianzGI Global Managed Volatility Fund, AllianzGI Global Sustainability Fund, AllianzGI Global Water Fund, AllianzGI High Yield Bond Fund, AllianzGI International Growth Fund, AllianzGI International Small-Cap Fund, AllianzGI Micro Cap Fund, AllianzGI Multi-Asset Real Return Fund, AllianzGI NFJ Emerging Markets Value Fund, AllianzGI NFJ Global Dividend Value Fund, AllianzGI NFJ International Small-Cap Value Fund, AllianzGI NFJ International Value II Fund, AllianzGI Short Duration High Income Fund, AllianzGI Structured Return Fund, AllianzGI U.S. Equity Hedged Fund, AllianzGI U.S. Small-Cap Growth Fund and AllianzGI Ultra Micro Cap Fund, each a fund of the Allianz Funds Multi-Strategy Trust (hereafter referred to as the “Funds”) at September 30, 2015, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian, agent banks, brokers and transfer agents of the underlying funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 23, 2015

Annual Report	| September 30, 2015	425

Unaudited

Shareholder Meeting Results/Changes to Board of Trustees

Shareholder Meeting Results:

A special shareholder meeting was held for shareholders of AllianzGI Behavioral Advantage Large Cap (the “Fund”) on October 21, 2015 to consider the reorganization of Fund with and into the Fuller & Thaler Behavioral Core Equity Fund.

The shareholders of the Fund voted as indicated below:

For	1,280,747
Against	865
Abstain	3,843

A special shareholder meeting was held for shareholders of AllianzGI Global Water (the “Fund”) on November 4, 2015 to consider an amendment to the Fund’s fundamental investment restriction with respect to industry concentration.

The shareholders of the Fund voted as indicated below:

For	11,360,634
Against	343,798
Abstain	987,423

Changes to Board of Trustees:

Effective December 18, 2014, John C. Maney resigned as a Trustee of the Trust.

Effective December 18, 2014, F. Ford Drummond, Susan M. King, James S. MacLeod, Davey S. Scoon and Julian Sluyters were elected as Trustees of the Trust.

Effective September 11, 2015, Susan M. King resigned as an Interested Trustee of the Trust.

On October 8, 2015, Barbara R. Claussen became an Interested Trustee of the Trust.

426	September 30, 2015 |	Annual Report

Unaudited

Matters Relating to the Trustees’ Consideration of the Investment Management and Sub-Advisory Agreements

The Investment Company Act of 1940, as amended, requires that both the full Board of Trustees (the “Board” or the “Trustees”) and a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), voting separately, initially approve the investment management agreement and sub-advisory agreement for a new fund.

At an in-person meeting held on September 15, 2014, the Board and the Independent Trustees unanimously approved, for an initial 2-year term, the Trust’s Amended and Restated Investment Management Agreement (the “Investment Management Agreement”) with Allianz Global Investors Fund Management LLC (the “Investment Manager”) on behalf of AllianzGI Best Styles U.S. Equity Fund (the “Best Styles U.S. Equity Fund”), AllianzGI Best Styles International Equity Fund (the “Best Styles International Equity Fund”), AllianzGI Best Styles Emerging Markets Equity Fund (the “Best Styles Emerging Markets Equity Fund”), AllianzGI Emerging Markets Consumer Fund (the “Emerging Markets Consumer Fund”), AllianzGI Emerging Markets Small-Cap Fund (the “Emerging Markets Small-Cap Fund”) and AllianzGI Global Sustainability Fund (the “Global Sustainability Fund” and together with the Best Styles U.S. Equity Fund, Best Styles International Equity Fund, Best Styles Emerging Markets Equity Fund, Emerging Markets Consumer Fund and Emerging Markets Small-Cap Fund, each a “New Fund” and collectively, the “New Funds”), each a new series of the Trust, and the Amended and Restated Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between the Investment Manager and Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Sub-Adviser”) with respect to each New Fund. The Best Styles U.S. Equity Fund, Emerging Markets Consumer Fund and Emerging Markets Small-Cap Fund commenced operations on December 1, 2014 and the Best Styles International Equity Fund, Best Styles Emerging Markets Equity Fund and Global Sustainability Fund commenced operations on December 9, 2014. The Investment Management Agreement and the Sub-Advisory Agreement are collectively referred to herein as the “Agreements.”

The material factors and conclusions that formed the basis of these approvals for the New Funds are discussed below.

The Independent Trustees were assisted in their evaluation of the Agreements and the factors that they deemed to be material, including those factors described below, by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during their contract review meeting.

In connection with their deliberations regarding the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The Trustees considered the nature, quality, and extent of the various investment management, administrative and other services to be performed with respect to each New Fund by the Investment Manager and the Sub-Adviser under the Agreements.

In connection with their deliberations, the Trustees received and relied upon materials provided by the Investment Manager which included, among other items: (i) information compiled from Morningstar Direct (“Morningstar”), an independent third party, on the investment performance for various time periods, including annualized return performance information for certain time periods, of a group of funds with investment classifications and/or objectives comparable to those proposed for each New Fund, (ii) information on each New Fund’s management fees and other anticipated expenses and information compiled from Morningstar on the management fees and other expenses of comparable funds, (iii) to the extent applicable, information regarding the investment performance and fees for other funds and accounts managed by the Investment Manager, AllianzGI U.S. or an affiliate, including institutional and separate accounts, with similar objective(s) and policies to those of the New Funds, (iv) an estimate of the profitability to the Investment Manager from its relationship with each New Fund during its first year, (v) descriptions of various functions to be performed by the Investment Manager and the Sub-Adviser for each New Fund, such as portfolio management, compliance monitoring and portfolio trading practices, and (vi) information regarding the overall organization of the Investment Manager and the Sub-Adviser, including information regarding senior management, portfolio managers and other personnel proposed to provide investment management, administrative and other services to each New Fund.

The Trustees’ conclusions as to the approval of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in their deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. The Trustees also took into account that Investment Manager had proposed to observe certain management fee waivers and/or expense limitations for each New Fund. The Trustees also considered the risk profile of each New Fund.

As part of their review, the Trustees examined the ability of the Investment Manager and the Sub-Adviser to provide high-quality investment management and other services to each New Fund. Among other information, they considered the investment philosophy and research and decision-making processes of AllianzGI U.S.; the experience of key advisory personnel of AllianzGI U.S. or its affiliates who would be responsible for portfolio management of each New Fund; the ability of the Investment Manager and the Sub-Adviser to attract and retain capable personnel; and the capability of the senior management and staff of the Investment Manager and the Sub-Adviser. In addition, the Trustees reviewed the quality of the Investment Manager’s and the Sub-Adviser’s expected services with respect to regulatory compliance and ability to comply with the investment and compliance policies and procedures of each New Fund; the nature, extent and quality of certain administrative services the Investment Manager would be responsible for providing to each New Fund; and conditions that might affect the Investment Manager’s or the Sub-Adviser’s ability to provide high-quality services to each New Fund in the future under the Agreements, including each organization’s respective financial condition and operational stability. Based on the foregoing, the Trustees concluded that AllianzGI U.S.’s investment processes, research capabilities and philosophy were well suited to each New Fund, given each New Fund’s respective investment objectives and policies, and that the Investment Manager and the Sub-Adviser would be able to meet any reasonably foreseeable obligations under the Agreements.

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Unaudited

Matters Relating to the Trustees’ Consideration of the Investment Management and Sub-Advisory Agreements (cont’d)

Fee and Expense Information

In assessing the reasonableness of each New Fund’s proposed fees under the Agreements, the Trustees considered, among other information, each New Fund’s proposed management fee and its expected net expense ratio as a percentage of anticipated average daily net assets, taking into account the management fee waiver and/or expense limitation arrangements that the Investment Manager would observe, and the advisory fees and net expense ratios of peer groups of funds based on information provided by Morningstar.

The Trustees considered how the net expense ratio of each New Fund was expected to compare to its Morningstar peers, and considered comparisons of each New Fund’s proposed management fee with the advisory fees of the peer funds. The Trustees took into account that a comparison of each New Fund’s proposed management fee to the advisory fee of peer funds is complicated because each New Fund’s proposed management fee includes a component for administrative services while peer funds may have separate advisory and administration agreements with separate fees. The Trustees therefore placed significant emphasis on the estimated net expense ratio of each New Fund compared to the net expense ratios of the Morningstar peer funds, recognizing that the fees for investment advisory, administrative services and fund operating expenses would be subsumed within the net expense ratio of all funds.

The Trustees noted that the proposed management fees and estimated net expense ratios for Class A and Institutional Class shares of Global Sustainability Fund were lower than the median for Class A and Institutional Class shares, respectively, of the New Fund’s peer funds, measured as of July 31, 2014.

The Trustees noted that the proposed management fees for Class A and Institutional Class shares of Emerging Markets Consumer Fund were at the median for Class A and Institutional Class shares, respectively, of the New Fund’s peer funds, measured as of July 31, 2014. They also noted that the estimated net expense ratios for Class A and Institutional Class shares of Emerging Markets Consumer Fund were lower than and at the median for Class A and Institutional Class shares, respectively, of the New Fund’s peer funds, measured as of July 31, 2014.

The Trustees noted that the proposed management fees for Class A and Institutional Class shares of Emerging Markets Small-Cap Fund were lower than the median for Class A and Institutional Class shares, respectively, of the New Fund’s peer funds, measured as of July 31, 2014. They also noted that the estimated net expense ratios for Class A and Institutional Class shares of Emerging Markets Small-Cap Fund were at the median for Class A and Institutional Class shares, respectively, of the New Fund’s peer funds, measured as of July 31, 2014.

The Trustees noted that the proposed management fee and estimated net expense ratio for Institutional Class shares of Best Styles Emerging Markets Equity Fund were lower than the median for Institutional Class shares of the New Fund’s peer funds, measured as of July 31, 2014. They noted that Best Styles Emerging Markets Equity Fund is not proposed to offer Class A shares.

The Trustees noted that the proposed management fee and estimated net expense ratio for Institutional Class shares of Best Styles International Equity Fund were lower than the median for Institutional Class shares of the New Fund’s peer funds, measured as of July 31, 2014. They noted that Best Styles International Equity Fund is not proposed to offer Class A shares.

The Trustees noted that the proposed management fee and estimated net expense ratio for Institutional Class shares of Best Styles U.S. Equity Fund were lower than the median for Institutional Class shares of the New Fund’s peer funds, measured as of July 31, 2014. They noted that Best Styles U.S. Equity Fund is not proposed to offer Class A shares.

With respect to each New Fund, the Trustees considered the proposed allocation of the management fee between the Investment Manager and AllianzGI U.S., and the services to be provided by the Investment Manager, on the one hand, and AllianzGI U.S., on the other hand. They noted that the Investment Manager (and not the New Funds) would pay the sub-advisory fees.

The Trustees also considered, with respect to each New Fund, the management fees charged by the Investment Manager, AllianzGI U.S. or an affiliate to other funds and accounts, if any, with similar investment strategies to the New Fund.

The Trustees also considered the estimated profitability to the Investment Manager from its relationship with each New Fund and noted that such profitability was expected to be negative for each New Fund’s first year of operation.

The Trustees considered the extent to which the Investment Manager and the Sub-Adviser may realize economies of scale or other efficiencies in managing and supporting each New Fund. The Trustees also took into account that, as an open-end investment company, each New Fund intends to raise additional assets, so as the assets of each New Fund increase over time, certain economies of scale and other efficiencies may be realized through spreading certain fixed costs over a larger asset base or across a variety of products and services. In this regard, they also took into account the management fee waiver and/or expense limitation arrangements proposed to be observed by the Investment Manager for each New Fund.

Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager and the Sub-Adviser and their affiliates, such as reputational value derived from serving as investment manager and sub-adviser to each New Fund.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the proposed fees payable under each of the Agreements represent reasonable compensation in light of the nature, extent and quality of the services to be provided by the Investment Manager or the Sub-Adviser, as the case may be, and should be approved for an initial two-year period. Based on their evaluation of factors they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the initial approval of the Agreements was in the interests of each New Fund and its shareholders and should be approved.

428	September 30, 2015 |	Annual Report

Unaudited

Tax Information

As required by the Internal Revenue Code, shareholders must be notified regarding certain tax attributes of distributions made by each Fund.

During the period ended September 30, 2015, the following Funds distributed long-term capital gains in the amounts indicated (or the maximum amount allowable):

	15% Long-Term Capital Gain	25% Long-Term Capital Gain
AllianzGI Retirement 2015	$404,683	—
AllianzGI Retirement 2020	281,220	—
AllianzGI Retirement 2025	54,027	—
AllianzGI Retirement 2030	616,797	—
AllianzGI Retirement 2035	494,420	—
AllianzGI Retirement 2040	835,211	—
AllianzGI Retirement 2045	309,486	—
AllianzGI Retirement 2050	522,415	—
AllianzGI Retirement 2055	203,893	—
AllianzGI Retirement Income	495,351	—
AllianzGI Global Allocation	2,430,501	—
AllianzGI Global Dynamic Allocation	516,921	—
AllianzGI Behavioral Advantage Large Cap	12,546,021	—
AllianzGI Best Styles Global Equity	108,086	—
AllianzGI China Equity	131,769	—
AllianzGI Convertible	138,447,265	—
AllianzGI Global Managed Volatility	938,658	—
AllianzGI International Small-Cap	9,181,120	—
AllianzGI Micro Cap	3,310,538	—
AllianzGI NFJ Emerging Markets Value	77,836	—
AllianzGI NFJ Global Dividend Value	3,821,388	—
AllianzGI NFJ International Small-Cap Value	1,270,385	—
AllianzGI NFJ International Value II	152,693	—
AllianzGI Structured Return	642,101	$209
AllianzGI U.S. Small-Cap Growth	3,214,786	—
AllianzGI Ultra Micro Cap	975,821	—

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following approximate percentages of ordinary dividends paid during the fiscal period ended September 30, 2015, are designated as “qualified dividend income”:

AllianzGI Retirement 2015	15%
AllianzGI Retirement 2020	16%
AllianzGI Retirement 2025	16%
AllianzGI Retirement 2030	16%
AllianzGI Retirement 2035	21%
AllianzGI Retirement 2040	20%
AllianzGI Retirement 2045	24%
AllianzGI Retirement 2050	23%
AllianzGI Retirement 2055	26%
AllianzGI Retirement Income	10%

AllianzGI Global Allocation	30%
AllianzGI Global Dynamic Allocation	26%
AllianzGI Global Megatrends	0%
AllianzGI Behavioral Advantage Large Cap	40%
AllianzGI Best Styles Emerging Markets Equity	41%
AllianzGI Best Styles Global Equity	53%
AllianzGI Best Styles International Equity	66%
AllianzGI Best Styles U.S. Equity	100%
AllianzGI China Equity	91%
AllianzGI Convertible	5%
AllianzGI Emerging Markets Consumer	0%
AllianzGI Emerging Markets Debt	0%
AllianzGI Emerging Markets Small-Cap	47%
AllianzGI Europe Equity Dividend	0%
AllianzGI Global Fundamental Strategy	37%
AllianzGI Global Managed Volatility	41%
AllianzGI Global Sustainability	0%
AllianzGI Global Water	100%
AllianzGI High Yield Bond	0%
AllianzGI International Growth	0%
AllianzGI International Small-Cap	100%
AllianzGI Micro Cap	0%
AllianzGI Multi-Asset Real Return	42%
AllianzGI NFJ Emerging Markets Value	62%
AllianzGI NFJ Global Dividend Value	100%
AllianzGI NFJ International Small-Cap Value	70%
AllianzGI NFJ International Value II	100%
AllianzGI Short Duration High Income	0%
AllianzGI Structured Return	49%
AllianzGI U.S. Equity Hedged	14%
AllianzGI U.S. Small-Cap Growth	0%
AllianzGI Ultra Micro Cap	0%

Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The following approximate percentages of the following Funds’ ordinary income dividends paid during the fiscal period ended September 30, 2015, that qualify for the corporate dividend received deduction is set forth below:

AllianzGI Retirement 2015	9%
AllianzGI Retirement 2020	7%
AllianzGI Retirement 2025	7%
AllianzGI Retirement 2030	9%
AllianzGI Retirement 2035	11%
AllianzGI Retirement 2040	10%
AllianzGI Retirement 2045	13%
AllianzGI Retirement 2050	13%
AllianzGI Retirement 2055	14%
AllianzGI Retirement Income	7%
AllianzGI Global Allocation	14%
AllianzGI Global Dynamic Allocation	12%

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Unaudited

Tax Information (cont’d)

AllianzGI Global Megatrends	0%
AllianzGI Behavioral Advantage Large Cap	39%
AllianzGI Best Styles Emerging Markets Equity	0%
AllianzGI Best Styles Global Equity	22%
AllianzGI Best Styles International Equity	0%
AllianzGI Best Styles U.S. Equity	100%
AllianzGI China Equity	0%
AllianzGI Convertible	5%
AllianzGI Emerging Markets Consumer	0%
AllianzGI Emerging Markets Debt	0%
AllianzGI Emerging Markets Small-Cap	0%
AllianzGI Europe Equity Dividend	0%
AllianzGI Global Fundamental Strategy	12%
AllianzGI Global Managed Volatility	24%
AllianzGI Global Sustainability	0%

AllianzGI Global Water	100%
AllianzGI High Yield Bond	0%
AllianzGI International Growth	0%
AllianzGI International Small-Cap	0%
AllianzGI Micro Cap	0%
AllianzGI Multi-Asset Real Return	0%
AllianzGI NFJ Emerging Markets Value	0%
AllianzGI NFJ Global Dividend Value	33%
AllianzGI NFJ International Small-Cap Value	1%
AllianzGI NFJ International Value II	0%
AllianzGI Short Duration High Income	0%
AllianzGI Structured Return	24%
AllianzGI U.S. Equity Hedged	14%
AllianzGI U.S. Small-Cap Growth	0%
AllianzGI Ultra Micro Cap	0%

Foreign Tax Credit.  The following Funds have elected to pass through the credit for tax paid in foreign countries. The foreign income and foreign tax per share outstanding on September 30, 2015 are as follows:

	Gross Foreign Dividends	Gross Foreign Dividends Per Share	Foreign Tax	Foreign Tax Per Share
AllianzGI China Equity	$243,115	$0.632737	$17,077	$0.044445
AllianzGI Best Styles Emerging Markets Equity	180,744	0.492632	17,466	0.047605
AllianzGI Best Styles International Equity	1,177,001	0.505975	105,825	0.045493
AllianzGI Emerging Markets Consumer	279,248	0.311478	32,298	0.036026
AllianzGI Emerging Markets Small-Cap	167,049	0.467296	18,329	0.051273
AllianzGI Europe Equity Dividend	112,430	0.527366	9,638	0.045208
AllianzGI Global Fundamental Strategy	189,103	0.132002	21,404	0.014941
AllianzGI International Growth	52,362	0.259818	4,050	0.020095
AllianzGI International Small-Cap	2,176,682	0.724539	172,499	0.057419
AllianzGI NFJ Emerging Markets Value	462,932	0.750213	51,127	0.082855
AllianzGI NFJ International Small-Cap Value	606,650	0.710692	41,552	0.048678
AllianzGI NFJ International Value II	1,494,014	0.577191	129,207	0.049917

Since the Funds’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2015. In January 2016, shareholders will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received during calendar year 2015. The amount that will be reported will be the amount to use on the shareholder’s 2015 federal income tax return and may differ from the amount which must be reported in connection with the Funds’ tax year ended September 30, 2015. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Funds.

430	September 30, 2015 |	Annual Report

Unaudited

Privacy Policy

Please read this Policy carefully. It gives you important information about how Allianz Global Investors U.S. and its U.S. affiliates (“AllianzGI US,” “we” or “us”) handle non-public personal information (“Personal Information”) that we may receive about you. It applies to all of our past, present and future clients and shareholders of AllianzGI US and the funds and accounts it manages, advises, sub-advises, administers or distributes, and will continue to apply when you are no longer a client or shareholder. As used throughout this Policy, “AllianzGI US” means Allianz Global Investors U.S. LLC, Allianz Global Investors Fund Management LLC, Allianz Global Investors Distributors LLC, NFJ Investment Group LLC and the family of registered and unregistered funds managed by one or more of these firms. AllianzGI US is part of a global investment management group, and the privacy policies of other Allianz Global Investors entities outside of the United States may have provisions in their policies that differ from this Privacy Policy. Please refer to the website of the specific non-US Allianz Global Investors entity for its policy on privacy.

We Care about Your Privacy

We consider your privacy to be a fundamental aspect of our relationship with you, and we strive to maintain the confidentiality, integrity and security of your Personal Information. To ensure your privacy, we have developed policies that are designed to protect your Personal Information while allowing your needs to be served.

Information We May Collect

In the course of providing you with products and services, we may obtain Personal Information about you, which may come from sources such as account application and other forms, from other written, electronic, or verbal communications, from account transactions, from a brokerage or financial advisory firm, financial advisor or consultant, and/or from information you provide on our website.

You are not required to supply any of the Personal Information that we may request. However, failure to do so may result in us being unable to open and maintain your account, or to provide services to you.

How Your Information Is Shared

We do not disclose your Personal Information to anyone for marketing purposes. We disclose your Personal Information only to those service providers, affiliated and non-affiliated, who need the information for everyday business purposes, such as to respond to your inquiries, to perform services, and/or to service and maintain your account. This applies to all of the categories of Personal Information we collect about you. The affiliated and non-affiliated service providers who receive your Personal Information also may use it to process your transactions, provide you with materials (including preparing and mailing prospectuses and shareholder reports and gathering shareholder proxies), and provide you with account statements and other materials relating to your account. These service providers provide services at our direction, and under their agreements with us, are required to keep your Personal Information confidential and to use it only for providing the contractually required services. Our service providers may not use your Personal Information to market products and services to you except in conformance with applicable laws and regulations. We also may provide your Personal Information to your respective brokerage or financial advisory firm, custodian, and/or to your financial advisor or consultant.

In addition, we reserve the right to disclose or report Personal Information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities or pursuant to other legal process, or to protect our rights or property, including to enforce our Privacy Policy or other agreements with you. Personal Information collected by us may also be transferred as part of a corporate sale, restructuring, bankruptcy, or other transfer of assets.

Security of Your Information

We maintain your Personal Information for as long as necessary for legitimate business purposes or otherwise as required by law. In maintaining this information, we have implemented appropriate procedures that are designed to restrict access to your Personal Information only to those who need to know that information in order to provide products and/or services to you. In addition, we have implemented physical, electronic and procedural safeguards to help protect your Personal Information.

Privacy and the Internet

The Personal Information that you provide through our website, as applicable, is handled in the same way as the Personal Information that you provide by any other means, as described above. This section of the Policy gives you additional information about the way in which Personal Information that is obtained online is handled.

■

Online Enrollment, Account Access and Transactions: When you visit our website, you can visit pages that are open to the general public, or, where available, log into protected pages to enroll online, access information about your account, or conduct certain transactions. Access to the secure pages of our website is permitted only after you have created a User ID and Password. The User ID and Password must be supplied each time

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Unaudited

Privacy Policy (cont’d)

you want to access your account information online. This information serves to verify your identity. When you enter Personal Information into our website (including your Social Security Number or Taxpayer Identification Number and your password) to enroll or access your account online, you will log into secure pages. By using our website, you consent to this Privacy Policy and to the use of your Personal Information in accordance with the practices described in this Policy. If you provide Personal Information to effect transactions on our website, a record of the transactions you have performed while on the site is retained by us. For additional terms and conditions governing your use of our website, please refer to the Investor Mutual Fund Access – Disclaimer which is incorporated herein by reference and is available on our website.

■	Cookies and Similar Technologies: Cookies are small text files stored in your computer’s hard drive when you visit certain web pages. Cookies and similar technologies help us to provide customized services and information. We use these technologies on our website to improve our website and services, including to evaluate the effectiveness of our site, and to enhance the site user experience. Because an industry-standard Do-Not-Track protocol is not yet established, our website will continue to operate as described in this Privacy Policy and will not be affected by any Do-Not-Track signals from any browser.

Changes to Our Privacy Policy

We may modify this Privacy Policy from time-to-time to reflect changes in related practices and procedures, or applicable laws and regulations. If we make changes, we will notify you on our website and the revised Policy will become effective immediately upon posting to our website. We also will provide account owners with a copy of our Privacy Policy annually. We encourage you to visit our website periodically to remain up to date on our Privacy Policy. You acknowledge that by using our website after we have posted changes to this Privacy Policy, you are agreeing to the terms of the Privacy Policy as modified.

Obtaining Additional Information

If you have any questions about this Privacy Policy or our privacy related practices in the United States, you may contact us via our dedicated email at PrivacyUS@allianzgi.com.

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Allianz Funds Multi-Strategy Trust—Board of Trustees

The chart below identifies the Trustees and Officers of the Trust. The “interested” Trustees defined by the 1940 Act, are indicated below. Unless otherwise indicated, the correspondence address of all persons below is: 1633 Broadway, New York, New York 10019. The Funds’ Statement of Additional Information contains additional information about the Trustees. The Statement of Additional Information is available without charge, upon request, by calling 1-800-988-8380 (retail classes: A, B, C and R) or 1-800-498-5413 (Class D, Class P, Class R6, Institutional and Administrative classes).

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Independent Trustees

Davey S. Scoon 1946 Chairman of the Board of Trustees	Since December 2014	Adjunct Professor, University of Wisconsin-Madison (since 2011). Formerly, Chief Administrative and Financial Officer, Tom’s of Maine (personal care products manufacturing) (2003-2005); and Chief Administrative and Financial Officer (formerly Vice President and Chief Financial Officer), Sun Life Financial U.S. (financial services) (2001-2003).	68	Chairman, Tufts Health Plan; Director, AMAG Pharmaceuticals, Inc. (since 2006); Director, Orthofix International N.V. (since 2011); and Director, Biodel Inc. (since 2013). Formerly, Director, CardioKine Inc (2005-2011); and Director, NitroMed, Inc. (2003-2009).

Deborah A. DeCotis 1952	Since March 2011	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Co-Chair Special Projects Committee, Memorial Sloan Kettering (since 2005); Member, Circle Financial Group (since 2009); Trustee, Stanford University (since 2010); and Member, Council on Foreign Relations (since 2013). Formerly, Director, Helena Rubenstein Foundation (1997-2010); Principal, LaLoop LLC, a retail accessories company (1999-2014); and Director, Armor Holdings (2002-2010).	93	None.

F. Ford Drummond 1962	Since December 2014	Owner/Operator, Drummond Ranch; and Director, Oklahoma Water Resources Board. Formerly, Director, The Cleveland Bank; and General Counsel, BMI-Health Plans (benefits administration).	68	Director, BancFirst Corporation.

Bradford K. Gallagher 1944	Since September 2010	Retired. Founder, Spyglass Investments LLC, a private investment vehicle (since 2001). Formerly, Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011-2013); Chairman and Trustee, Atlantic Maritime Heritage Foundation (2007-2012); Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (1995-2001); and Chairman and Trustee, The Common Fund (2005-2014).	93	Formerly, Chairman and Trustee, Grail Advisors ETF Trust (2009-2010); and Trustee,Nicholas-Applegate Institutional Funds (2007-2010).

James A. Jacobson 1945	Since December 2009	Retired. Trustee (since 2002) and Chairman of Investment Committee (since 2007), Ronald McDonald House of New York. Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange (2003-2008).	93	Trustee, Alpine Mutual Funds Complex (consisting of 18 funds).

Hans W. Kertess 1939	Since March 2008	President, H. Kertess & Co., a financial advisory company; and Senior Adviser (formerly Managing Director), Royal Bank of Canada Capital Markets (since 2004).	93	None.

James S. MacLeod 1947	Since December 2014	Director, Chairman and Chief Executive Officer, CoastalSouth Bancshares, Inc.; Director and President, CoastalStates Bank; Director, Homeowners Mortgage; and Trustee, University of Tampa. Formerly, Executive Vice President, Mortgage Guaranty Insurance Corporation; and Chief Executive Officer, Homeowners Mortgage.	68	Director, Sykes Enterprises, Inc.

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Allianz Funds Multi-Strategy Trust—Board of Trustees (cont’d)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

William B. Ogden, IV 1945	Since March 2008	Retired. Formerly, Asset Management Industry Consultant; and Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	93	None.

Alan Rappaport 1953	Since June 2010	Advisory Director (formerly Vice Chairman), Roundtable Investment Partners (since 2009); Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); Trustee, American Museum of Natural History (since 2005); Trustee, NYU Langone Medical Center (since 2007); and Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Vice Chairman, US Trust (formerly Chairman and President of Private Bank of Bank of America, the predecessor entity of US Trust) (2001-2008).	93	None.

Interested Trustees

Barbara R. Claussen† 1956	Since October 2015	Chief Administrative Officer, Managing Director and member of the Executive Committee of Allianz Global Investors U.S. Holdings LLC (since 2013); Managing Director of Allianz Global Investors US LLC; Chief Administrative Officer and Managing Director of NFJ Investment Group LLC (since 2005). Formerly, Chairman of the Management Board of Allianz Global Investors Capital LLC (2012); Member of Management Board, Interim Global Chief Operating Officer Liaison and Chief Risk Officer of Allianz Global Investors Capital LLC (2008-2011).	68	None.

Julian Sluyters† 1960	Since December 2014	Chairman of the Management Board of Allianz Global Investors Fund Management LLC (since 2013); Chief Operating Officer, Managing Director and member of the Executive Committee of Allianz Global Investors U.S. Holdings LLC (since 2012); President and Chief Executive Officer of the Fund Complex and Formerly, President and Chief Executive Officer, Old Mutual Capital Inc. (2008-2012).	68	None.

†	“Interested Person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his or her affiliation with the Investment Manager and its affiliates.

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Allianz Funds Multi-Strategy Trust—Officers

Name, Year of Birth and Position(s) Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Julian Sluyters Trustee, President and Chief Executive Officer 1960	3/2014 to present	Chairman of the Management Board of Allianz Global Investors Fund Management LLC (since 2013); Chief Operating Officer, Managing Director and member of the Executive Committee of Allianz Global Investors U.S. Holdings LLC (since 2012); President and Chief Executive Officer of the Fund Complex and Formerly, President and Chief Executive Officer, Old Mutual Capital Inc. (2008-2012).

Lawrence G. Altadonna Treasurer, Principal Financial and Accounting Officer 1966	1/2011 to present	Director, Director of Fund Administration of Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 68 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Assistant Treasurer of numerous funds in the Fund Complex (2005-2010).

Thomas J. Fuccillo Vice President, Secretary and Chief Legal Officer 1968	3/2008 to present	Managing Director, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC and Allianz Global Investors Distributors LLC; Managing Director and Chief Regulatory Counsel of Allianz Global Investors U.S. Holdings LLC; Vice President, Secretary and Chief Legal Officer of 68 funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.

Thomas L. Harter, CFA Chief Compliance Officer 1975	6/2013 to present	Director of Allianz Global Investors U.S. Holdings LLC; Chief Compliance Officer of Allianz Global Investors Fund Management LLC; Chief Compliance Officer of 68 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Vice President and Compliance Manager (2005-2012).

Scott Whisten Assistant Treasurer 1971	3/2008 to present	Director of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 68 funds in the Fund Complex.

Richard J. Cochran Assistant Treasurer 1961	5/2008 to present	Vice President of Allianz Global Investors Fund Management LLC; Assistant Treasurer of 68 funds in the Fund Complex and of The Korea Fund, Inc.

Orhan Dzemaili Assistant Treasurer 1974	1/2011 to present	Director of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 68 funds in the Fund Complex.

Paul Koo(1) Assistant Secretary 1964	6/2013 to present	Director, Deputy Head of US Compliance, Chief Compliance Officer, Allianz Global Investors U.S. LLC; Chief Compliance Officer of NFJ Investment Group LLC; and Assistant Secretary of 61 funds in the Fund Complex. Formerly, Associate Chief Compliance Officer, Dodge & Cox (2010-2011).

Morley D. Campbell(2) Assistant Secretary 1981	12/2012 to present	Portfolio Manager and Managing Director of NFJ Investment Group LLC. Assistant Secretary of 42 funds in the Fund Complex.

Thomas W. Oliver(2) Assistant Secretary 1971	12/2012 to present	Portfolio Manager and Managing Director of NFJ Investment Group LLC. Assistant Secretary of 42 funds in the Fund Complex.

*	The officers of the Trust are elected annually by the Board of Trustees.

(1)	Paul Koo is Assistant Secretary of the Trust with a limited authority to open, maintain and close certain custodial and trading accounts for all series of the Trust.
(2)	Morley D. Campbell and Thomas W. Oliver are Assistant Secretaries of the Trust with a limited authority to open, maintain and close certain custodial and training accounts for AllianzGI NFJ Emerging Markets Value Fund.

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Allianz Multi-Strategy Funds

Trustees

Davey S. Scoon

Chairman of the Board of Trustees

Barbara R. Claussen

Deborah A. DeCotis

F. Ford Drummond

Bradford K. Gallagher

James A. Jacobson

Hans W. Kertess

James S. MacLeod

William B. Ogden, IV

Alan Rappaport

Julian Sluyters

Officers

Julian Sluyters

President & Chief Executive Officer

Lawrence G. Altadonna

Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo

Vice President, Secretary & Chief Legal Officer

Thomas L. Harter

Chief Compliance Officer

Scott Whisten

Assistant Treasurer

Richard J. Cochran

Assistant Treasurer

Orhan Dzemaili

Assistant Treasurer

Paul Koo(1)

Assistant Secretary

Morley D. Campbell(2)

Assistant Secretary

Thomas W. Oliver(2)

Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC

1633 Broadway

New York, NY 10019

Sub-Advisers

Allianz Global Investors U.S. LLC

1633 Broadway

New York, NY 10019

Fuller & Thaler Asset Management, Inc.(3)

411 Borel Avenue, Suite 300

San Mateo, CA 94402

NFJ Investment Group LLC

2100 Ross Avenue, Suite 700

Dallas, TX 75201

Distributor

Allianz Global Investors Distributors LLC

1633 Broadway

New York, NY 10019

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105

Shareholder Servicing and Transfer Agents

Boston Financial Data Services, Inc.

(Class A, Class B, Class C, Class D and Class R shares)

P.O. Box 8050

Boston, MA 02266-8050

(Class P, Institutional Class, Class R6, and Administrative Class shares)

330 West 9th Street, 5th Floor

Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of the Funds for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of each Fund or any securities mentioned in this report.

For Account Information

Contact your financial adviser, or if you receive account statements directly from Allianz Global Investors, you can also call (800) 988-8380 for Class A, B, C and R shares or (800) 498-5413 for Class D, P, Institutional, R6 and Administrative shares. Telephone representatives are available Monday-Friday 8:30 am to 6:00 pm Eastern Time. Or visit our website, us.allianzgi.com.

(1)	Paul Koo is Assistant Secretary of the Trust with a limited authority to open, maintain and close certain custodial and trading accounts for all series of the Trust.
(2)	Morley D. Campbell and Thomas W. Oliver are Assistant Secretaries of the Trust with a limited authority to open, maintain and close certain custodial and training accounts for AllianzGI NFJ Emerging Markets Value Fund.
(3)	Fuller & Thaler Asset Management, Inc. is an independently owned investment firm.

About Allianz Global Investors

Understand. Act. This two-word philosophy is at the core of what we do. To stand out as the investment partner our clients trust, we listen closely to understand their needs, then act decisively to deliver solutions. We are a diversified active investment manager with a strong parent company, a culture of risk management and $496 billion in assets under management.* With 24 offices in 18 countries and over 500 investment professionals, we provide global investment and research capabilities with consultative local delivery.

For more information about any of our investment solutions or client services, call your financial advisor or visit us.allianzgi.com.

Investors should consider the investment objectives, risks, charges and expenses of the above mentioned Funds carefully before investing. This and other information is contained in the Fund’s prospectus, which may be obtained by contacting your financial advisor, by visiting us.allianzgi.com or by calling 1-800-988-8380 (retail classes: A, B, C & R) or 1-800-498-5413 (Class P, Class R6, D, Institutional & Administrative classes). Please read the prospectus carefully before you invest or send money.

* Combined worldwide AUM as of June 30, 2015

Allianz Global Investors Fund Management LLC serves as the investment manager for the Allianz Funds and the Allianz Multi-Strategy Funds. Allianz Funds and the Allianz Multi-Strategy Funds are distributed by Allianz Global Investors Distributors LLC. © 2015. For information about any product, contact your financial advisor.

us.allianzgi.com

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery

AZ750AR_093015

AGI-2015-09-30-13406

ITEM 2.	CODE OF ETHICS

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s President and Chief Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-926-4456. The code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. James A. Jacobson, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)	Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $707,655 in 2014 and $968,032 in 2015.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountants that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $0 in 2014 and $0 in 2015.

c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $417,120 in 2014 and $511,970 in 2015. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculations of excise tax distributions.

d)	All Other Fees. There were no other Fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)	1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

Allianz Funds Multi-Strategy Trust (The “Trust”)

AUDIT OVERSIGHT COMMITTEE POLICY

FOR

PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Trust’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Trust’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to be provided, the fees to be charged in connection with the services expected to be provided a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE TRUST

On an annual basis, the Committee of the Trust will review and pre-approve the scope of the audits of the Trust and proposed audit fees, and permitted non-audit (including audit under related) services that may be performed by the Trust’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy.

In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the fund with also require the separate written pre-approval of the President of the Trust, who will confirm, independently that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Trust financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Trust’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Trust merger support services

Agreed upon procedure reports

Other Attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000 any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Trust’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Trust merger support services

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000 any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Trust’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Trust

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC or any other investment manager to the Trust (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Trust (including affiliated sub-advisers to the Trust), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Trust (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting. Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Trust’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to the Trust or Accounting Affiliates, the pre-approval requirement is waived if:

(1)

The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Trust, five percent (5%) of the total amount of revenues paid by the Trust to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Trust’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Trust at the time of the engagement for such services to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)	Not applicable.

g)	Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2014 Reporting Period was $4,359,567 and the 2015 Reporting Period was $5,794,911.

h)	Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANT

Disclosure not required for open-end management investment companies.

ITEM 6.	INVESTMENTS

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES.

Disclosure not required for open-end management investment companies.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES

(a)	The registrant’s President & Chief executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)), as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1)	Exhibit 99.CODE ETH – Code of Ethics

(a)(2)	Exhibit 99.302 CERT. – Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a)(3)	Not applicable

(b)	Exhibit 99.906 CERT. – Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Allianz Funds Multi-Strategy Trust

By:	/s/ Julian Sluyters
Julian Sluyters,
President & Chief Executive Officer

Date:	December 1, 2015

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date:	December 1, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Julian Sluyters
Julian Sluyters,
President & Chief Executive Officer

Date:	December 1, 2015

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna,
Treasurer, Principal Financial & Accounting Officer

Date:	December 1, 2015